EXHIBIT 10.22

                         MANAGED CARE ALLIANCE AGREEMENT

                                    CONTENTS

PARTIES                                                          2
PURPOSE                                                          2
I.       DEFINITIONS                                             2
II.      PARTIES OBLIGATIONS                                     6
         A.       SERVICES                                       6
         B.       COMPENSATION AND BILLING                      12
         C.       RECORDS                                       16
         D.       PARTICIPANT GRIEVANCE                         17
         E.       INSURANCE AND LIABILITY                       17
         F.       INSPECTIONS                                   18
         G.       REPRESENTATIONS                               18
         H.       CONFIDENTIALITY/DAMAGING COMMUNICATIONS       20
         I.       MARKETING EFFORTS                             21
         J.       REPORTING /DATA ACCESS                        20
         K.       BEST RATE GUARANTEE                           22
         L.       PERFORMANCE GUARANTEES                        22

III.     MISCELLANEOUS OBLIGATIONS                              24
         A.       INDEPENDENT CONTRACTOR RELATIONSHIP           24
         B.       TERM OF AGREEMENT                             24
         C.       TERMINATION                                   25
         D.       RIGHTS AND OBLIGATIONS UPON TERMINATION       28
         E.       ASSIGNMENT AND DELEGATION OF DUTIES           29
         F.       USE OF NAME                                   29
         G.       INTERPRETATION                                29
         H.       AMENDMENT                                     29
         I.       PROGRAM ATTACHMENTS                           30
         J.       ENTIRE CONTRACT                               30
         K.       NOTICE                                        30
         L.       ENFORCEABILITY AND WAIVER                     30
         M.       DISPUTE RESOLUTION                            31
         N.       NON-SOLICITATION                              29

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                         MANAGED CARE ALLIANCE AGREEMENT

PARTIES

This Agreement is by and between CIGNA HEALTH CORPORATION, FOR AND ON BEHALF OF ITS CIGNA AFFILIATES (INDIVIDUALLY AND COLLECTIVELY, "CIGNA") and Gentiva CareCentrix, Inc. ("MCA") and is entered into as of the Effective Date.

PURPOSE

CIGNA contracts directly or indirectly with Payors, employers, individuals, insurers, sponsors and others to provide, insure, arrange for or administer the provision of health care services; CIGNA contracts with physicians, hospitals and other health care practitioners and entities to provide, arrange for or administer, at predetermined rates, the delivery of such health care services;

MCA contracts with health care providers to arrange for their provision of health care services to enrollees in managed health care programs; and

CIGNA and MCA both desire for MCA's participating health care providers to become Participating Providers under this Agreement and to make available Covered Services to Participants on the terms and conditions set forth herein.

In consideration of the mutual promises herein, the parties agree as follows:

I.    DEFINITIONS

Defined terms are set forth herein and in the Program Attachments.

CIGNA AFFILIATE means any direct or indirect subsidiary of CIGNA Corporation, as designated by CIGNA.

COINSURANCE means a payment that a Participant is required to make to a Participating Provider for Covered Services under a Service Agreement, which is calculated as a percentage of the contracted reimbursement rate of such services, or, if reimbursement is on a basis other than a fee-for-service amount, as a percentage of a CIGNA determined fee schedule or as a CIGNA determined percentage of actual billed charges.

COMPLETE ORDER means all information and physician orders, to the extent applicable, reasonably required by MCA and/or any applicable Represented Provider in order to provide or arrange for Covered Home Care Services. MCA shall have received a Complete Order if MCA has received the information delineated in EXHIBIT III.

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COPAYMENT OR DEDUCTIBLE means a payment that a Participant is required to make to a Participating Provider under a Service Agreement, which is calculated as a fixed dollar payment.

COVERED HOME CARE SERVICES means the Medically Necessary Home Health Services, Home Infusion Therapy Services and Home Medical Equipment/Durable Medical Equipment provided to a Participant in accordance with a Service Agreement. It also includes the following services with respect to Participants receiving Covered Home Care services:

            (a)  training and education;
            (b)  family orientation;
            (c)  family/caregiver training, if required;
            (d)  instructional literature; and
            (e)  oxygen patient assessments, if required.

COVERED SERVICES means those health care services/supplies provided to a Participant in accordance with a Service Agreement. The term Covered Services includes Covered Home Care Services.

EMERGENCY means a condition for which Emergency Services are required.

EMERGENCY SERVICES are as defined in each applicable Service Agreement.

HOME CARE SERVICES means those Home Health Services, Home Infusion Therapy Services, Home Medical Equipment, as defined below, appropriately and safely (see Exhibit IX Safe Home Care Admission Criteria) provided in a Home Setting (except that Home Infusion Therapy Services includes the administration of the first dose of home infusion therapies in a controlled medical setting for the purpose of managing potential acute anaphylactic reactions, and Home Medical Equipment includes medical equipment used in the Home Setting, except in preparation for hospital discharge), subject to the conditions and limitations of this Agreement:

      HOME HEALTH SERVICES means those skilled services and related services and supplies used in conjunction with those skilled services, ordered by a physician for a Participant who is homebound due to a disabling condition, and who requires skilled care, which are safely (see Exhibit IX: Safe Home Care Admission Criteria) and appropriately provided in a Home Setting, including: skilled nursing services rendered by a registered professional nurse, licensed practical nurse or licensed vocational nurse; home health aide services; physical, occupational, speech and respiratory therapy; dietary and nutritional services; medical social services; and family caregiver training and education. Home Health Services does not mean hospice services.

            HOME INFUSION THERAPY SERVICES means intravenously administered, subcutaneously administered or self-injected drugs and medications prescribed by a physician for a Participant (including all services and supplies necessary for such administrations), which are

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            administered in the Home Setting. Home Infusion Therapy Services
            includes the administration of the first dose of home infusion therapies in a controlled medical setting for the purpose of managing potential acute anaphylactic reactions. Home Infusion Therapy Services do not include those medications which are provided under a Participant's prescription drug benefit program such as oral, rectal, ophthalmic, subdermal, sublingual and topical agents, self-injected medications which are covered under a Participant's prescription drug benefit program (such as anti-diabetic agents and certain subcutaneous medications) and medications not generally considered home infusion therapy (such as skeletal muscle relaxants, anti-psychotics, anti-convulsants, diagnostic agents, vaccines and hormones (except growth hormone)), fertility agents, and intra-articular steroids. Home Infusion Therapy Services do not include the intra-spinal, intra-articular, or intra-ventricular administration of medications, unless infused via implanted closed delivery system such as a synchromed pump. Home Infusion Therapy Services include blood products, such as whole blood and platelets, home chemotherapy, and insertion of PICC line catheters and management of implantable, programmable infusion devices (i.e. Syncromed pump) only to the extent such products are appropriately and safely (see Exhibit IX: Safe Home Care Admission Criteria) provided in a Home Setting.

HOME MEDICAL EQUIPMENT (HME)/DURABLE MEDICAL EQUIPMENT (DME) means equipment that can stand repeated use, is primarily and customarily used to serve a medical purpose, and is generally not useful to a Participant in the absence of an illness or injury. It is ordered or prescribed by a physician for a Participant (including all services, training, supplies, maintenance and repairs necessary for use of such equipment) including durable medical equipment, respiratory therapy equipment, and oxygen and is provided in accordance with
Exhibit XIII (DME Guidelines Grid).

HOME SETTING means the Participant's primary place of residence or the residence where Participant is receiving Home Care Services.

MEDICALLY NECESSARY means those Covered Services which under the terms of the applicable Service Agreement are "Medically Necessary". Covered Services must be "Medically Necessary."

PARTICIPANT means any individual, or eligible dependent of such individual, whether referred to as "Insured," "Subscriber," "Member," "Participant," "Enrollee," "Dependent" or otherwise, who is eligible to receive Home Care Services pursuant to a Service Agreement.

PARTICIPATING HOSPITAL means a hospital that has a direct or indirect contractual agreement with CIGNA with regard to the particular Program under which the Participant is covered and to which a Participating Provider may admit Participants for care and treatment in accordance with Program Requirements.

PARTICIPATING PROVIDER means a hospital, a physician or any other health care practitioner or entity that has a direct or indirect contractual

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arrangement with CIGNA to provide Covered Services with regard to the particular
Program under which the Participant is covered and includes, but is not limited to Represented Providers.

PAYOR means CIGNA or such other entity which, pursuant to a Service Agreement, funds, administers, offers or insures Covered Services and which has agreed to act as Payor in accordance with this Agreement.

PRE-QUALIFIED MATERNITY STAY means a maternity hospital stay of 48 hours for vaginal delivery birth, or 96 hours for caesarean section birth, that does not require prior authorization.

PROGRAM means the Health Maintenance Organization (HMO), Preferred Provider Organization (PPO) or other types of health care or administrative services which are provided or arranged by CIGNA or CIGNA Affiliates and which are specifically described in applicable Program Attachments and Program Requirements. It is understood that the Health Maintenance Organization (HMO) Program includes not only benefit plans provided under service agreements by licensed HMOs, but insured or self-funded managed care plans administered by Connecticut General Life Insurance Company and referred to by various names including "FlexCare," "Network," "Network Open Access", and "Network Open Access Plus."

PROGRAM REQUIREMENTS means the rules and procedures that establish conditions to be followed by Participating Providers with respect to Programs, copies of which have been provided to MCA. Reference to Program Requirements includes the Summary of Program Requirements distributed by CIGNA.

QUALITY MANAGEMENT means the programs established and operated by CIGNA or its designee relating to the quality of Covered Services provided to Participants.

REPRESENTED PROVIDER means a home health care, infusion therapy, durable medical equipment, or other like provider: (a) who or which is employed by, associated with or otherwise contracted with MCA; (b) who or which both MCA and CIGNA have agreed may provide services pursuant to this Agreement; (c) who or which has completed an MCA Application (which has been approved by CIGNA and a copy of which is attached in Exhibit I.) and has satisfied applicable credentialing criteria; and (d) who or which has agreed with MCA to be subject to the requirements of this Agreement to the extent applicable to Represented Provider.

ROUTINE CARE means services required greater than 4 hours from receipt of Complete Order (see Exhibit III), directed by physician orders with regard to start of care requested date.

SERVICE AGREEMENT means those agreements among CIGNA or a CIGNA Affiliate, and an employer, insurer, labor union, trust or other organization or entity, or an individual, that specifies services to be provided to or for the benefit of, or arranged for or reimbursed to, or

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for the benefit of Participants, the terms and conditions under which those services are to be provided or reimbursed, and is consistent with Program Requirements.

STAT CARE means services applied in the homecare setting for existing patients only, where care or professional response is required in less than 2 hours.

URGENT CARE means services required, as directed by physician orders, within 4 hours from receipt of a Complete Order (see EXHIBIT III). Services which will be considered urgent for the purposes of this agreement shall include the following; nebulizers, glucometers for newly diagnosed non-hospitalized diabetic, hydration therapy for pregnant members with diagnosis of hyperemesis, hydration therapy for pediatric members, Bili-lights and infusion therapies with less than an every 12 hour dosing schedule. Urgent care services also include same day discharges requiring oxygen and pain management. Urgent care services are not intended to replace appropriate discharge planning when the Participant has been in the facility for greater than 23 hours. Inappropriate utilization of same day and urgent request for same day hospital discharge will be monitored.

UTILIZATION MANAGEMENT means the processes to review and determine whether certain health care services provided, or to be provided, to Participants are in accordance with Program Requirements.

II.   PARTIES OBLIGATIONS

      A.    SERVICES

            1. MCA, Represented Providers and CIGNA shall act in accordance with the terms of this Agreement and applicable Program Attachments and Program Requirements. Except as otherwise stated in this Agreement, the rates set forth in this Agreement shall be payment in full for all services provided to Participants pursuant to this Agreement.

            2. Subject to the terms and condition of this Agreement, MCA shall:

                              (a)   Arrange for the provision of Home Care
                                    Services to Participants;

                              (b) Require Represented Providers to accept, treat, and otherwise render Covered Services to Participants in the same manner, in accordance with the same standards, and with the same availability, as offered to other like patients.

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                              (c)   not close its network to any new
                                    Participants unless CIGNA expressly consents to such closure;

            3. In no event shall MCA or Represented Providers be required to accept, treat, arrange for, or otherwise be obligated to render Home Care Services to Participants under this Agreement, even if medically appropriate, if:

                        (a) the provision of such services to Participant would pose risk of bodily harm to the Participant or caregiver personnel of Represented Provider;

                        (b) the provision of such services to Participant would be in violation of MCA's or Represented Provider's applicable license requirements or other applicable laws, and/or MCA policies, including but not limited to admission and discharge policies or discrimination policies;

                        (c) MCA has not received the essential information to process a referral;

                        (d) Participant repeatedly rejects the provision of services by a qualified Represented Provider selected by MCA and/or CIGNA as mutually agreed.

                        MCA and Represented Providers shall not differentiate or discriminate in the treatment of any Participant because of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, age, health status, handicap or source of payment.

            4. MCA shall be bound by, and MCA shall require Represented Providers to be bound by, and comply with, the provisions of applicable state and federal laws, regulations, credentialing and recredentialing requirements of the National Committee for Quality Assurance ("NCQA") or of another appropriate accrediting body designated by CIGNA, and Program Requirements. MCA and its Represented Providers shall maintain all licenses and certifications required in order to perform the obligations set forth herein. MCA shall comply and require Represented Providers to comply with the requirements of, and shall cooperate with, Utilization Management and Quality Management.

            5. MCA shall establish and maintain a panel of Represented Providers adequate in size, composition and distribution, as determined by CIGNA, to accommodate the Covered Services required by Participants (the "required Represented Provider panel"). Should CIGNA reasonably determine that the number, composition or distribution of Represented Providers is not

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                  adequate, then CIGNA shall notify MCA of the deficiency. MCA shall have sixty (60) days from the date of the notice to contract with sufficient Represented Providers to resolve the deficiency, but if MCA fails to do so, then CIGNA may designate sufficient Participating Providers as Represented Providers until such time as MCA contracts with the necessary Represented Providers and MCA is financially responsible for any such Covered Home Care Services delivered to participants until such time as MCA contracts with the necessary Represented Providers.

                  MCA understands and agrees that, to the extent that Covered Services are rendered under this Agreement to CIGNA's commercial HMO Participants (including "FlexCare", "Gatekeeper", "Open Access" and "Open Access Plus" participants) or to Participants in CIGNA's Medicare and Medicaid Programs, such services shall only be rendered by those Participating Providers in the required Represented Provider panel located within CIGNA's authorized service area. MCA further agrees that it shall secure binding agreements with the required Represented Provider panel three (3) weeks prior to the Effective Date of this Agreement. In the event that MCA has failed to do so, the Effective Date of this Agreement shall be delayed as determined by CIGNA.

            6. Upon request, MCA will provide CIGNA with the data elements set forth in Exhibit II for each Represented Provider. MCA further agrees to update CIGNA on any changes to Represented Provider data elements as soon as possible but no less frequently than monthly. MCA will provide CIGNA with thirty
                  (30) days advance notice of all other additions to its panel of Represented Providers. In recognition of CIGNA's need to communicate changes to Participants, MCA shall not make any material changes in the location or hours of operation of its panel of Represented Providers without first providing sixty
                  (60) days advance written notice to CIGNA. In addition, MCA shall provide CIGNA with sixty (60) days advance written notice of the termination of a Represented Provider, or any other circumstance (e.g. death or cessation of operations, loss of licensure, etc.) that results in the Represented Provider ceasing to provide Covered Services to Participants under this Agreement. Notwithstanding the foregoing, in the event that the Represented Provider's participation under this Agreement is terminated for cause and in situations where MCA does not have sixty (60) days advance notice of such termination, MCA shall notify CIGNA in writing of such termination as soon as possible but no later than five (5) days after learning of such termination.

            7. MCA shall maintain agreements with each of its Represented Providers, in the form attached hereto as Exhibit I, requiring Represented Providers to comply with all of the terms and conditions of this Agreement to the extent applicable. The

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                  form of MCA's standard agreement with Represented Providers and any material amendments thereto comply with applicable law and must be approved in advance by CIGNA. Each of such agreements shall include, among other things, the following:

                  a. a Participant hold harmless provision satisfactory to CIGNA, consistent with applicable law and which provides, among other things, that in no event, including but not limited to nonpayment by MCA, MCA's insolvency or breach of MCA's agreement with the Represented Provider, shall Represented Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from or have any recourse against Participant, Payor (if Payor has made payments in accordance with this Agreement) or parties other than MCA for Covered Services provided pursuant to this Agreement;

                  b. if payments for Covered Services rendered hereunder are directed to MCA who, in turn, distributes payments to Represented Providers:

                        i. a provision obligating Represented Providers to notify CIGNA immediately of any payment defaults by MCA relating to services rendered hereunder; and

                        ii. a provision obligating Represented Providers, in the event of such payment default by MCA and at CIGNA's option, to continue rendering Covered Services hereunder so long as payments due Represented Providers for Covered Services rendered after CIGNA's exercise of such option are made directly to Represented Providers by Payor and until a date specified by CIGNA but no later than one hundred twenty (120) days after CIGNA's exercise of such option. Represented Providers shall agree that any such payments during such time period shall be made, at CIGNA's election, either in accordance with the reimbursement terms set forth in Represented Providers' agreements with MCA or in accordance with CIGNA's maximum fee schedule in effect at the time of service.

                  c. a provision or provisions obligating Represented Providers to be available to provide Covered Home Care Services to those patients designated by Gentiva, which during the term of this Agreement would include Participants.

                  d. any other provisions required by applicable law or regulation; and

                  e. a provision wherein the Represented Provider acknowledges and agrees that the Represented Provider's participation agreement with MCA does not contain any financial incentive

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                        or make any payment that acts directly or indirectly as
                        an inducement to limit Medically Necessary services.

                  Upon request, MCA shall make available to CIGNA and to any applicable regulatory authority a copy of each of its provider agreements with Represented Providers.

            8. For referrals, Represented Providers shall refer Participants to Represented Providers or other Participating Providers except in the case of an Emergency or as otherwise described in applicable Program Requirements or as otherwise required by law.

            9. Represented Providers shall be credentialed and recredentialed in accordance with the procedures set forth in Exhibit XII to this Agreement.

            10. MCA shall provide trained service personnel to answer questions from CIGNA and to assist CIGNA in responding to complaints from Payors, Participants, and Participating Providers. MCA shall promptly respond to all such inquiries and complaints in accordance with the Joint Complaint Management Process created by MCA and CIGNA, attached in
                  Exhibit XI.

            11. CIGNA shall perform administrative, accounting, enrollment, eligibility verification and other functions necessary for the administration and operation of the Programs. CIGNA shall provide MCA with information and data reasonably necessary to carry out the terms and conditions of this Agreement and for operation of the Programs. CIGNA shall establish a system of Participant identification, communicate Program Requirements to MCA or Represented Providers, as applicable, and identify Represented Providers to Payors and Participants.

            12. CIGNA shall contract, directly or indirectly, with Payors who agree to pay in accordance with this Agreement for Covered Services rendered by Represented Providers.

            13. CIGNA shall, upon specific request by MCA, identify the Payor responsible for payment of Covered Services.

            14. Prior to the start date with respect to each of the entities described in Exhibit XIV and any subsequent entities added by amendment: (a) MCA shall obtain CIGNA's approval of MCA's list of participating home care providers (which may include both MCA affiliates and Represented Providers) who will render Covered Home Care Services under this Agreement; (b) MCA shall satisfy CIGNA that it has established a home care services network adequate in size, composition and distribution to accommodate the Covered Home Care Services required by Participants; (c) the parties shall agree upon a plan to ensure appropriate and sensitive transitioning of Participants already receiving Covered Home Care Services such that there is no disruption of care which would be detrimental to such Participants; and (d) the parties

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                  shall be satisfied that adequate management systems are in place. CIGNA's financial obligations for payment of Covered Home Care Services rendered hereunder shall not commence with respect to a Service Area until the agreed upon start date for such Service Area. MCA shall not eliminate or change Represented Providers or a MCA location without sixty (60) days' prior written notice to CIGNA, except to the extent MCA is required to do so for cause and, in any such case, MCA shall notify CIGNA of such change as soon as practicable.

            15. MCA shall require Represented Providers providing Home Medical Equipment to provide Home Medical Equipment in good working order and condition and ensure that Home Medical Equipment has been properly cleaned and disinfected between uses. MCA shall arrange for at MCA's expense all necessary on-site maintenance and/or repair for Home Medical Equipment (including provision of all necessary parts, mechanisms and devices) in order to maintain the Home Medical Equipment in good condition and working order; provided that such maintenance and/or repair is required as a result of normal wear and tear (as defined by warranty), or a defect in, the Home Medical Equipment. MCA shall require Represented Providers to provide or arrange for twenty-four (24) hour per day, seven (7) day per week maintenance and repair service, provided however, that Represented Provider may elect to pick up the Home Medical Equipment needing maintenance and/or repair and replace it with Home Medical Equipment in operable condition, rather than repair the Home Medical Equipment immediately.

            16. MCA shall require Represented Providers to maintain an accurate inventory of solutions, medications, drugs, Home Medical Equipment and ancillary supplies, as applicable, for each Participant, to the extent necessary to provide Covered Home Care Services under this Agreement, and shall make these inventory records available to CIGNA upon request.

            17. MCA shall ensure that its facilities and employees, and require that the facilities and employees of its Represented Providers, maintain a neat, clean and professional appearance at all times.

            18. MCA will dedicate on a full-time basis (and part-time, as required) the services of appropriate personnel to coordinate the implementation of this Agreement on both local and national levels, and to manage the day-to-day work relationship with CIGNA. MCA will meet with designated CIGNA personnel upon request to review MCA performance, Participant utilization and quality improvement initiatives.

            19. MCA will educate CIGNA case managers and CIGNA discharge planners on the capabilities of home care providers. MCA will identify potential home care candidates as early as possible in the hospital stay and prepare for the discharge. CIGNA and MCA acknowledge that none of the activities of their respective

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                  personnel described in this section will substitute for the discharge planning obligations imposed on Participating Hospitals by Medicare and/or Medicaid.

            20. MCA and CIGNA agree to meet on at least a quarterly basis to assist CIGNA in staying abreast of innovations in home care services (including drug protocols) and to work with CIGNA to see that these services are being appropriately applied to Participants.

            21. MCA will dedicate personnel to travel to any Service Area location or to CIGNA Health Corporation's home office on twenty-four hours notice to resolve CIGNA's repeated dissatisfaction with MCA. Said personnel will include at least one officer of MCA, if requested by CIGNA.

            22. MCA will provide a mutually agreed upon number of home and community care specialists whose responsibilities will include the items listed in Exhibit VI, (Guidelines for Home & Community Care Specialists). The Home and Community Care Specialists will be located in a CIGNA Health Facilitation Center or other Health Facilitation Satellite location, as mutually agreed, and shall have responsibility for a geographic region, as defined by CIGNA. The Home and Community Care Specialist will be an employee of MCA and the costs for such staffing are included in the rates set forth in the exhibits to the Program Attachments to this Agreement.

            23. MCA shall deliver Covered Home Care Services to Participants; Routine, Stat and/or Urgent in accordance with the terms of this Agreement. In those instances where the Covered Home Care Service(s) referred to MCA is to be rendered by a Represented Provider, MCA shall immediately notify the Represented Provider of the referral and, to the extent applicable, the Represented Provider shall immediately attempt to make contact with the referring physician and immediately return phone calls from the referring physician in order to confirm the physician order.

            24. Effective January 1, 2004, subject to state regulations, medical appropriateness and availability of personnel, MCA may arrange for physical therapy assistants (PTA) to provide services to Participants.

      B.    COMPENSATION AND BILLING

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            1.    For Covered Services provided to or arranged for Participants by MCA and/or Represented Providers consistent with the terms of this Agreement, and for all other obligations hereunder, CIGNA or its designee shall make payments to MCA as set forth in this Section B and in accordance with the applicable Program Attachments. For all fee-for-service charges, CIGNA shall pay MCA within thirty (30) days following receipt of a clean claim submitted by MCA.

            2. MCA and Represented Providers shall comply with the following limitations on billing Participants:

                  a. MCA hereby agrees and shall require its Represented Providers to agree that in no event, including, but not limited to non-payment by CIGNA, CIGNA's insolvency or breach of this Agreement, shall MCA or any Represented Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Participants or persons other than CIGNA or MCA for Home Care Services. This provision shall not prohibit collection of (i) any applicable Copayments, Deductibles or Coinsurance; (ii) payments for services provided to a patient who is no longer eligible to receive Home Care Services, including but not limited to Participants that have reached their benefit limit; or (iii) payments for services provided to Participants that are not Home Care Services.

                  b. MCA further agrees that this provision shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Participants, and that this provision supersedes any oral or written agreement to the contrary now existing or hereafter entered into between MCA or Represented Providers and the Participant or persons acting on the Participant's behalf.

                  c. Any modification, additions, or deletion to the provisions of this hold harmless clause shall become effective on a date no earlier than fifteen (15) days after the applicable state regulatory agency has received written notice of such proposed change.

                  d. MCA shall not charge, and MCA shall require that its Represented Providers not charge, a Participant for a service which is not Medically Necessary unless, in advance of the provision of such service, the Participant is notified that the service may not be covered and the Participant acknowledges in writing that he or she shall be responsible for payment of charges for such service.

            3. MCA or Represented Provider may bill an individual directly for any services provided following the date the individual ceases to be a Participant and for non-covered services delivered to Participants on a fee-for-service basis. Payor has no obligation under this

                  Agreement to pay for services rendered to individuals following the date the individual ceases to be a Participant. MCA may also bill a Participant for any applicable copayments, deductibles, coinsurance, or other ancillary charges.

            4. The following provisions apply regarding coordination of benefits:

                  a. CIGNA and MCA agree to cooperate to exchange information relating to coordination of benefits with regard to any Participant for whom MCA's Represented Providers are providing services.

                  b. With respect to those services reimbursed on a capitated basis:

                        1. Certain claims for services rendered to Participants are claims for which another payor may be primarily responsible under coordination of benefits rules. MCA may pursue and process any such coordination of benefits claims which relate to services provided by MCA's Represented Providers and, in so doing, shall comply with the primary payor's applicable billing rules, including, but not limited to, any of the primary payor's limitations on billing Participants.

                        2. When Payor is other than primary under applicable coordination of benefits rules, Payor shall not be obligated to pay any amounts in addition to the capitation amounts paid pursuant to this Agreement, and MCA and its Represented Providers agree to reimburse the Participant any CIGNA Copayments, Coinsurance or Deductibles collected from the Participants, that should not have been collected, upon request by CIGNA or the Participant. In the event that MCA or its Represented Providers fail to reimburse such amounts within sixty (60) days of notification by CIGNA that such amounts are due and owing, CIGNA shall have the right to deduct any such amounts from any amounts payable under this Agreement and reimburse the Participant; provided that CIGNA advise MCA in writing of the accounts from which the deduction was taken.

                        3.    When Payor is primary under applicable
                              coordination of benefits rules, MCA shall consider the compensation set forth in this Agreement as payment in full for Covered Services rendered to Participants and shall not seek additional reimbursement from any secondary payors except as required by law.

                  c. With respect to those services reimbursed on a fee-for-service basis:

                              i. Certain claims for services rendered to Participants are claims for which another payor may be primarily responsible under coordination of benefit rules. MCA may pursue and process any such coordination of benefits claims and, in so doing, shall comply with the primary payor's applicable billing rules, including, but not limited to, any of the primary payor's limitations on billing Participants.

                              ii.   When Payor is other than primary under
                                    applicable coordination of benefits rules,
                                    Payor will pay no greater amount than that which, when added to amounts payable to MCA from other sources under the applicable coordination of benefit rules, equals one hundred percent of the MCA's reimbursement for Covered Services pursuant to this Agreement.

                              iii.  When Payor is primary under applicable
                                    coordination of benefit rules, Payor will pay amounts due pursuant to this Agreement without regard for the obligations of any secondary payors.

            5. Upon reasonable notice and during regular business hours, CIGNA or its designee shall have the right to inspect, review and make copies of, at CIGNA's expense, all records maintained by MCA and its Represented Providers with respect to all payments received by MCA and its Represented Providers from all sources for Covered Services rendered to Participants during the term of this Agreement. CIGNA or its designee shall have the right to conduct periodic audits of such records and may audit its own records to determine if amounts have been properly paid under this Agreement. CIGNA shall provide MCA with the results of any such audits and any amounts determined to be due and owing as a result of such audits shall be promptly paid or, at the option of the party to whom such amounts are owed, offset against amounts due and owing by such party hereunder; provided that CIGNA shall notify MCA in writing of the accounts from which any deductions are taken or offsets are made against. This provision shall survive the termination of this Agreement.

            6. If MCA or its Represented Providers inappropriately refer a Participant to a non-Participating Provider in a non-Emergency situation, and thereby causes the Participant to become responsible for the charges of the non-Participating Provider, CIGNA or a CIGNA Affiliate may, in its sole discretion, satisfy the obligation of the Participant to the non-Participating Provider. If this occurs, CIGNA may offset the amount paid on behalf of the Participant against the future compensation payable to MCA or its Represented Providers; provided that CIGNA shall notify MCA in writing of the accounts from which any deductions are taken or offsets are made against.

            7. MCA and its Represented Providers shall not directly or indirectly bill for or seek to collect from Payor any additional payment for Covered Services beyond the amount required to be paid under this agreement except pursuant to a written request for an appeal or adjustment filed with CIGNA within one hundred eighty (180) days from the date of Payor's payment or explanation of benefits. This provision does not affect any rights MCA might have for reimbursement under any periodic risk sharing settlements described elsewhere in this Agreement.

            8. For Home Medical Equipment, MCA agrees to a rental cap at purchase price. Payor shall pay a fee equal to one (1) month's rental charge every six (6) months to compensate for the cost of maintaining the equipment. MCA or Represented Provider, as applicable, shall retain title to the equipment. Notwithstanding the foregoing, oxygen, other respiratory-related equipment and services, and low air-loss beds will not be eligible for rental cap. Payor may continue to rent the equipment until the rental cap is met or purchase the piece of equipment with a maximum of two (2) months rental payments applied to the purchase price.

            9. CIGNA shall provide MCA with any applicable limitations on coverage for Covered Home Care Services to Participants under specific Programs.

            10. Provider waives any right to interest required to be paid to it under any state law or regulation requiring the payment of claims within a specified period of time it being understood that CIGNA's payment obligations are governed entirely by the terms of this Agreement.

      C.    RECORDS

            1. CIGNA, MCA and Represented Providers agree that clinical records of Participants and any other records containing individually identifiable information with respect to Participants shall be regarded as confidential and each shall comply with all applicable federal and state laws and regulations regarding such records. This provision shall survive the termination of this Agreement.

            2. MCA or Represented Providers shall maintain and furnish such records and documents as may be required by applicable laws, regulations and CIGNA's Program Requirements. All of such records shall be maintained for the period of time required by applicable law. MCA and Represented Providers shall cooperate with CIGNA to facilitate the information and record exchanges necessary for Quality Management, Utilization Management, peer review, or other programs required for CIGNA's operations.

            3. MCA and Represented Providers shall provide CIGNA, its designee and duly authorized third parties, including, but not limited to, applicable governmental regulatory agencies, with reasonable access during regular business hours to specified clinical and medical records related to Covered Services rendered to Participants under this Agreement. Such access shall be provided within the time frames specified by the governmental regulatory authority requesting such access or, if such access is requested by CIGNA only, upon reasonable notice by CIGNA. This provision shall survive the termination of this Agreement.

            4. MCA and its Represented Providers shall cooperate in connection with any transfers of Participants' medical records required when Represented Providers cease rendering services to a Participant whether during the term of this Agreement or after termination of this Agreement. MCA and its Represented Providers shall provide copies of such records at no charge.

            5. MCA and Represented Providers shall cooperate with CIGNA in the development and maintenance of statistical data, records and procedures in support of Quality Management, Utilization Management and other applicable Program Requirements.

            6. MCA and CIGNA shall maintain the confidentiality of all confidential information regarding Participants in accordance with any applicable laws and regulations. MCA shall require Represented Providers to obtain Participant's consent to the disclosure of all records and information necessary to MCA to carry out its utilization management, quality improvement, claims management and payment and other relevant programs and to allow MCA to disclose such information to CIGNA for such purposes. CIGNA agrees to abide by the confidentiality obligations set forth in this Agreement and in the Confidentiality Agreement attached hereto as Exhibit XX and incorporated herein with respect to any private and/or medical record information of Participants disclosed by MCA to CIGNA pursuant to this Agreement.

            7. CIGNA agrees to indemnify and hold MCA and Represented Providers harmless for any claim by a Participant for a breach of confidentiality that results from MCA's or Represented Provider's adherence to this Section C and provided that MCA and/or Represented Provider has complied with all the requirements of this Section C and the Business Associates Agreement between MCA and CIGNA.

      D.    PARTICIPANT GRIEVANCE

            MCA and its Represented Providers shall cooperate with CIGNA in the implementation of its Participant grievance procedure and shall assist CIGNA in taking appropriate corrective action. MCA and its Represented Providers shall comply with all final determinations made by CIGNA pursuant to such grievance procedure.

      E.    INSURANCE AND LIABILITY

            1. Throughout the term of this Agreement, MCA shall maintain at MCA's expense general and professional liability coverage in a form and amount acceptable to CIGNA. MCA shall require each Represented Provider to maintain such coverages in a form and amount acceptable to CIGNA. MCA or Represented Providers shall give CIGNA certificates of insurance evidencing the coverages described herein upon request. MCA or Represented Providers shall give CIGNA immediate written notice of cancellation, modification or termination of any such insurances. MCA or Represented Providers shall give CIGNA prompt written notice of any professional liability claims against MCA's or any of its Represented Providers' liability coverage. The Delegated Credentialing Agreement is made part of this agreement in
                  Exhibit XII.

            2. MCA shall require that Represented Providers notify MCA immediately, and MCA shall notify CIGNA as soon as it receives notice (i) if there is a material change affecting Represented Provider's or any of Represented Provider's personnel's licensure, accreditation or certification, which would affect the provision of services to Participants under this Agreement or (ii) if a professional, regulatory or legal body (a) serves formal notice that it may take any action due to deficiencies, poor performance or failure to comply with standards, rules or regulations imposed by such professional or regulatory body or
                  (b) initiates an investigation which is material.

      F.    INSPECTIONS

            Upon reasonable notice and at reasonable hours, CIGNA or its agents may inspect MCA's or Represented Providers' premises and operations to ensure that they are adequate to meet Participants' needs.

      G.    REPRESENTATIONS

            1. MCA and each Represented Provider represent and warrant that the information set forth in the CIGNA Application, or MCA Application acceptable to CIGNA, is true and correct to the best of MCA's knowledge. MCA shall promptly notify CIGNA of any changes in the information contained in any Represented Provider's Application within thirty (30) days of such change.

            2. MCA represents and warrants that only Participating Providers will be allowed to provide Covered Services under this Agreement, unless otherwise allowed by this agreement.

            3. MCA will provide evidence of Represented Providers' agreement to abide by the terms of this Agreement upon request.

            4. CIGNA makes no representations or guarantees concerning the number of Participants it can or will refer to MCA and its Represented Providers under this Agreement. CIGNA reserves the right to direct business to selected contracted providers in specified geographic areas. See Exhibit XXI for a listing of these areas.

            5.    CIGNA and MCA acknowledge and agree that:

                  a. this Agreement is a negotiated, armslength transaction in which each party was represented by counsel and has chosen to enter of its own free will;

                  b. Each party fully understands the reimbursement arrangement outlined in this Agreement and believes that it represents a mutually beneficial financial arrangement; and

                  c. neither this Agreement nor any of MCA's participation agreements with its Represented Providers contains any financial incentive or makes any payment that acts directly or indirectly as an inducement to limit Medically Necessary services.

            6.    CIGNA and MCA acknowledge(s) and agree(s) that:

                  a. Utilization Management decision making for services rendered under this Agreement shall be based only on appropriateness of care and service;

                  b. practitioners or other individuals conducting Utilization Management are not compensated for denials of Covered Services; and

                  c. financial incentives for Utilization Management decision makers do not encourage denials of Covered Services.

            7. CIGNA shall cause its affiliate Intracorp to refer to MCA all CIGNA PPO Program Participants referred to or identified by Intracorp to utilize Covered Home Care Services when the utilization review/case management contract applicable to the Participant is between CIGNA and the party with which CIGNA has the Service Agreement.

            8. Subject to the exclusions and limitations set forth in Exhibit XXI, and with respect to the HMO, Gatekeeper and PPO Programs only, CIGNA agrees that during the term of this Agreement, it shall not contract with any third party for the provision of Covered Home Care Services which are the subject of this Agreement in those Service Areas for which MCA shall have commenced rendering Covered Home Care Services which are subject to this Agreement and for which all transitioning care has been completed. This provision will not prohibit or restrict CIGNA from contracting with others with regard to services which MCA does not or can not provide or arrange for or for services not included within the scope of this Agreement.

            9. CIGNA designates MCA as CIGNA's preferred provider for provision of hemophilia factor products, and agrees to limit Factor providers to Gentiva Health Services and those commercial vendors currently under contract as well as CIGNA Tel-Drug.

            10. Effective January 1, 2004, MCA will use all reasonable commercial efforts to arrange for the provision of CPAP and CPAP supplies via direct shipment to the Participant's home. MCA shall provide the appropriate support intervention to include clinic, telephonic or in home support. CIGNA shall establish criteria for appropriate respiratory therapist intervention and assist MCA in enforcing that criteria.

            11. Effective January 1, 2004 CIGNA will make all reasonable efforts to advise MCA, in advance, of material health care initiatives, including but not limited to medical management and disease management initiatives, that have the potential to impact the utilization of Home Care Services during the term of the Agreement. MCA agrees to collaborate with CIGNA to maximize the potential of CIGNA initiatives. CIGNA agrees to discuss with MCA and consider the impact of newly developed home care programs that may increase/decrease utilization of Home Care Services activity reflected in the base period used to establish the capitation rate for the impacted period.

            12. CIGNA will provide to MCA a quarterly retrospective claims paid report within 120 days following the end of each quarter, to include the HMO, FLEXCARE, PPO and Indemnity populations. MCA will review retrospective claims paid reports provided by CIGNA for the purpose of identifying providers of covered services not subcontracted with MCA. MCA shall use reasonable commercial efforts, as evidenced by contracting results.

      H.    CONFIDENTIALITY/DAMAGING COMMUNICATIONS

            1. The parties acknowledge that, as a result of this Agreement, each may have access to certain trade secrets and other confidential and proprietary information of the other. MCA, Represented Providers and CIGNA shall hold such trade secrets and other confidential and proprietary information, including the terms and conditions of this Agreement, in confidence and shall not use or disclose such information, either by publication or otherwise, to any person without the prior written consent of the other party except as may be required by law and except as may be required to fulfill the rights and obligations set forth in this Agreement. With respect to CIGNA, such confidential and proprietary information shall include, without limitation, the Program Attachments, Program Requirements, client lists, and any and all data or information made known to MCA relating to the services rendered to Participants under this Agreement. This provision shall not be construed to prohibit CIGNA from disclosing information to CIGNA Affiliates. In addition, this provision shall not be construed to prohibit CIGNA from disclosing information to the agents or subcontractors of CIGNA or of CIGNA Affiliates or from disclosing the terms and conditions of this Agreement, including reimbursement rates, to existing or potential customers of CIGNA or of CIGNA Affiliates or their representatives, provided that CIGNA is acting in accordance with the terms of the Confidentiality Agreement attached hereto and incorporated herein as Exhibit XX (Confidentiality Agreement). This provision shall survive the termination of this Agreement.

            2. Neither CIGNA or MCA shall issue (and MCA will require that its Represented Providers not issue) any disparaging communications which would interfere with or otherwise damage any of the other party's existing or potential contractual relationships.

            3. Nothing in subsections 1. or 2. above shall be construed to prohibit:

                  a. communications necessary or appropriate for the delivery of health care services;

                  b. communications to Participants regarding treatment alternatives regardless of the provisions or limitations of the Participant's coverage;

                  c. communications to Participants regarding applicable rights to appeal coverage determinations;

                  d. communications to Participants identifying the type of reimbursement arrangement under which MCA and its Represented Providers are compensated for Covered Services under this Agreement (i.e. fee-for-service, capitation, etc.), excluding any communications with regard to the applicable rates of reimbursement; or

                  e. any other communications expressly protected under applicable state or federal statute or regulation.

      I.    MARKETING EFFORTS

            MCA agrees to participate in CIGNA's marketing efforts with respect to its various Programs to the extent agreed upon by the parties.

      J.    REPORTING/DATA ACCESS

                  1. MCA's compensation for the reports, studies, information exchanges and data access delineated in this section and associated exhibits is fully incorporated in the rates and/or fee schedules defined in each Program Attachment and associated exhibits attached hereto. MCA shall receive no additional compensation for the reports, studies, information exchanges and data access.

                  2. MCA agrees to collect data necessary to complete each report listed in Exhibit VIII.

                  3. MCA agrees to provide CIGNA with reports, in a form and format mutually agreed upon by both parties, and in accordance with the report timeline set forth in Exhibit VIII attached hereto and incorporated herein. Said reports shall be consolidated reports, incorporating all data from MCA and its Represented Providers.

                  4. MCA will maintain a quality assurance program (including process improvement initiatives) on Participants on a quarterly basis, and report to CIGNA the results of such initiatives each quarter. CIGNA may conduct home care service satisfaction surveys on Participants, Represented Providers and CIGNA personnel and will supply MCA with the results of any such satisfaction surveys. The format of the quality assurance initiatives shall be mutually developed by the parties. The format of the home care service satisfaction surveys will be developed by CIGNA with input from MCA.

                  5. MCA agrees to furnish ad hoc reports to CIGNA upon reasonable request by CIGNA to an individual designated by MCA. MCA agrees to provide most simple ad hoc reports requested within 2 to 5 working days.

                  6. MCA agrees to submit electronic utilization data to CIGNA on Participants as needed.

                  7. MCA agrees to share with CIGNA all on-line data and all information relating to Participants, including but not limited to, intake, patient status, utilization, outcomes, clinical records, billing and cost information, subject to any applicable confidentiality obligations set forth in this Agreement.

            8. The parties acknowledge and agree that all of the aggregate data and reports specified in this Agreement relating to Participants and referenced in this Section or elsewhere in this Agreement:

                  a.    shall be jointly owned by CIGNA and MCA;

                  b. with respect to such data, information, studies and reports which identify the other party, Participants or parties with whom CIGNA has Service Agreements by name, shall not be used, disclosed or sold by either party (unless such identity shall have been deleted) except as otherwise agreed. This provision shall not apply:

                        (i) to the extent the use or disclosure of such data, information, studies, or reports is required to fulfill obligations hereunder, obligations to Participants and parties with whom CIGNA has Service Agreements or any other obligation imposed by law provided that such disclosure is permitted by the terms of this Agreement or the Confidentiality Agreement (Exhibit XX); or

                        (ii) with respect to usage of such data, information, studies and reports for internal measurement purposes.

                  This provision shall survive the termination of this Agreement and shall not prohibit disclosures by either party to its subsidiaries or affiliates except as otherwise set forth in this Agreement and the Confidentiality Agreement (Exhibit XX). Upon request by CIGNA and free of charge, MCA will provide CIGNA with copies of all materials sold by MCA to third parties containing such data, information, studies and reports.

      K.    BEST RATE GUARANTEE

                  MCA warrants that the rates, terms and benefits granted by MCA as set forth in this Agreement, viewing the package of services hereunder as a whole, are equivalent to, or better than, the rates, terms, benefits being offered by MCA to any company in any area which is contained within or overlaps a CIGNA Service Area which purchases services similar to those provided under this Agreement, viewing the package of such services as a whole. If MCA, during the term of this Agreement, enters into agreements with any other company which provides greater benefits or more favorable terms or rates with respect to like obligations of MCA and like rights of CIGNA, viewing the package of services provided hereunder as a whole, MCA shall notify

                  CIGNA immediately upon consummation of such agreement and at least 30 days prior to the effective date of such agreement. This Agreement shall thereupon be deemed automatically amended to provide the same advantages to CIGNA. This provision shall be enforceable to the extent permitted by applicable law.

      L.    PERFORMANCE GUARANTEES

                  MCA shall perform its obligations under this Agreement in accordance with the standards set forth in Exhibit VII. In the event that MCA fails to achieve a performance standard set forth in Exhibit VII, the amounts due MCA as set forth in the Program Attachments of this Agreement shall be reduced in accordance with the formula set forth in Exhibit VII.

III.  MISCELLANEOUS OBLIGATIONS

      A.    INDEPENDENT CONTRACTOR RELATIONSHIP

            1. This Agreement is not intended to create nor shall be construed to create any relationship between CIGNA and MCA other than that of independent entities contracting for the purpose of effecting provisions of this Agreement. Neither party nor any of their representatives shall be construed to be the agent, employer, employee or representative of the other.

            2. Nothing in this Agreement, including MCA and its Represented Providers' participation in the Quality Management and Utilization Management process, shall be construed to interfere with or in any way affect Represented Provider's obligation to exercise independent medical judgement in rendering health care services to Participants.

      B.    TERM OF AGREEMENT

            This Agreement shall be in full force and effect for a three (3) year period and terminating on December 31, 2006. Notwithstanding the foregoing, CIGNA may terminate this agreement effective December 31, 2005 by providing MCA with no less than ninety (90) days advance written notice of its intention to terminate this Agreement. If CIGNA does not provide such written notice, then the Agreement shall continue in full force and effect. Thereafter, this Agreement shall automatically renew for consecutive one year terms without any further action by either party, unless either party elects not to renew this Agreement by providing at least ninety (90) days advance written notice to the other party, prior to the commencement of the next term.

            Notwithstanding the expiration or non-renewal of this Agreement pursuant to this Section B., this Agreement shall continue in effect with respect to those Payors covered under Service Agreements in effect as of the end of the term of this Agreement or the notice period, as applicable, but not to exceed twelve months from the effective date of termination or expiration.

            The parties shall establish capitation rates for year 2005 and 2006 in accordance with the methodology as set forth in Exhibit XXIV. All fee-for-service rates for 2005 and 2006 will be limited to a maximum inflation adjustments, set forth in Exhibit XXIV. MCA will provide to CIGNA the information necessary to establish a capitation rate for 2005 and 2006 no later than November 1st of 2004 and 2005, respectively. In the event that the parties are unable to reach an agreement as to new rates for 2006, either party may terminate this Agreement at any time after December 31, 2005 by giving notice to the other party at least ninety (90) days in advance of the termination specified in such notice. During the notice period (90 days), the 2005 rates shall continue in force for that period.

      C.    TERMINATION

            1. FOR CAUSE. This Agreement may not be terminated for cause, except to the extent provided in subsections a. and b. below. All other claims, disputes, controversies, or breaches shall not be cause for termination of this Agreement, but rather shall be resolved through the Dispute Resolution process described in Section III. M.

                  a.    MCA may terminate this Agreement for cause:

                        1.    immediately upon written notice to CIGNA if:

                              i.    CIGNA ceases to engage in all business
                                    activities;

                              ii. CIGNA files a petition for bankruptcy or any other insolvency, rehabilitation, conservation or liquidation proceeding under state or federal law; or

                              iii. Any bankruptcy, insolvency or liquidation proceeding is commenced against CIGNA, which proceeding is (a) not contested by CIGNA or
                                    (b) if contested by CIGNA, is not dismissed within sixty (60) days after commencement.

                        2. upon sixty (60) days advance written notice to CIGNA if:

                              i.    CIGNA fails to adhere to any final
                                    determination of an arbitrator or, if
                                    applicable, the determination of a majority of the arbitrators, within the time frame established by the arbitrator(s), in accordance with the Dispute Resolution procedures pursuant to Section III M;

                              ii.   CIGNA fails, without cause, to pay
                                    substantially all undisputed amounts due to MCA under this Agreement for more than sixty
                                    (60) days after the later of the due date or written notice by MCA. If CIGNA in good faith disputes that monies are due to MCA under this Agreement, then the notice of termination shall not be effective and this Agreement shall remain in effect, subject to sub-subsection i. above; or

                              iii. Any material change or alteration by CIGNA of the Program Requirements is unacceptable to MCA, providing that (a) MCA gives CIGNA notice of rejection of such action within thirty (30) days of receipt by MCA of CIGNA's notice concerning the change or alteration; and (b) CIGNA does not withdraw the change or alteration to the Program Requirements or the parties do not reach an agreement with regard to a mutually acceptable change or alteration to the Program Requirements within thirty (30) days of receipt by CIGNA of MCA's notice of rejection.

                  b.    CIGNA may terminate this Agreement for cause:

                        1.    immediately upon written notice to MCA if:

                              i. MCA's license to engage in any business contemplated under this Agreement is revoked, after exhaustion of all appeal rights (so long as MCA is operating while the appeal rights are being exhausted);

                              ii.   MCA ceases to engage in all business
                                    activities;

                              iii.  MCA ceases to be in compliance with
                                    applicable federal or state laws,
                                    regulations or ordinances, a violation of which would materially impact the ability of MCA to conduct its business, to perform its obligations under this Agreement, to accept reimbursement on the basis described in this Agreement, or to own or control its assets;

                              iv. MCA files a petition for bankruptcy or any other insolvency, rehabilitation, conservation or liquidation proceeding under state or federal law;

                              v. Any bankruptcy, insolvency or liquidation proceeding is commenced against MCA, which proceeding is (a) not contested by MCA or
                                    (b) if contested by MCA, is not
                                    dismissed within sixty (60) days after
                                    commencement; or

                              vi. MCA merges into, becomes a subsidiary or wholly owned affiliate of or is otherwise acquired, in whole or in part, by any other entity.

                        2. upon sixty (60) days advance written notice to MCA if:

                              i.    MCA fails to adhere to any final
                                    determination of an arbitrator or, if
                                    applicable, the determination of a majority of the arbitrators, within the time frame established by the arbitrator(s), in accordance with the dispute resolution procedures outlined in section III M below;

                              ii. MCA fails to comply with the requirements of Utilization Management and Quality Management;

                              iii.  MCA fails to maintain any guarantee of
                                    provision of Covered Services as required in this Agreement;

                              iv.   MCA fails to correct any deficiency
                                    identified by CIGNA in the performance of MCA's responsibilities with respect to any of the functions delegated to MCA under this Agreement within sixty (60) days of notification of such deficiency or, thereafter, fails to maintain compliance with such responsibilities; or

                              v. MCA is in default of its payment obligations to any Represented Provider with respect to services rendered under this Agreement and fails to cure such default within ten (10) days of notification by CIGNA. If CIGNA elects to terminate this Agreement pursuant to this provision, during the time between CIGNA's election to terminate and the effective date of termination, CIGNA may elect to direct any and all payments due MCA hereunder directly to Represented Providers. Such payments shall be made, at CIGNA's election, either in accordance with the reimbursement arrangements set forth in MCA's provider agreements with its Represented Providers or in accordance with CIGNA's maximum fee schedule in effect at the time of service. Payor's payment obligations to MCA hereunder shall be reduced to the extent of such payments.

            2. SERVICES UPON TERMINATION. Upon termination of this Agreement, MCA through its Represented Providers shall continue to provide Covered Services for specific conditions for which a Participant was under Represented Provider's care at the time of such termination so long as Participant retains eligibility under a Service Agreement, until the earlier of completion of such services, CIGNA's provision for the assumption of such treatment by another provider, or the expiration of twelve (12) months. MCA shall be compensated for Covered Services provided to any such Participant in accordance with the compensation arrangements under this Agreement until sixty (60) days following termination, and compensation thereafter for continued services authorized by CIGNA shall at the existing fee for service rates. MCA and its Represented Providers have no obligation under this Agreement to provide services to individuals who cease to be Participants.

            3. SERVICES AFTER CESSATION OF CIGNA OPERATIONS. In the event of CIGNA's insolvency or other cessation of operations, MCA shall continue to provide Covered Services to Participants through the period for which premium has been paid. MCA shall continue to provide Covered Services to Participants confined in an inpatient facility on the date of insolvency or other cessation of operations until their discharge. MCA further agrees that this Section i) shall survive termination of this Agreement regardless of cause; ii) supersedes any contrary agreement regarding continuation of Covered Services, after cessation of operations; and iii) shall not be modified without the prior written approval of the applicable state or federal governmental authorities. In no event, however, shall MCA be obligated to continue to provide services to Participants under this Agreement for a period of longer than thirty (30) days or as otherwise required by applicable law.

            4. AMENDMENT OF MCA AGREEMENTS. If this Agreement is terminated or otherwise expires for any reason other than material breach of its terms by CIGNA, MCA shall cooperate with CIGNA to provide CIGNA with information necessary to communicate with Represented Providers directly regarding CIGNA Participants then receiving Covered Services from Represented Providers. At CIGNA's option, amend MCA's participation agreements with Represented Providers to make CIGNA a party to those agreements for one year beyond the date of termination of this Agreement. CIGNA shall prepare the amendment on behalf of MCA. MCA will cooperate with CIGNA in the implementation of, and in taking any or all action requested by CIGNA to effectuate, said amendments. Notwithstanding the foregoing, MCA shall not be required to amend its participation agreements with Represented Providers as set forth in this section in the event that this Agreement is terminated by MCA due to material breach of its terms by CIGNA. This provision shall survive the termination of this Agreement.

            5. TERMINATION OF INDIVIDUAL REPRESENTED PROVIDERS. Upon request by CIGNA, MCA shall prohibit a Represented Provider from continuing to provide services to Participants under this Agreement. MCA shall take such action within ninety (90) days of the receipt of CIGNA's request, unless CIGNA requests immediate action by MCA.

      D.    RIGHTS AND OBLIGATIONS UPON TERMINATION

            Upon termination of this Agreement for any reason, the rights of each party hereunder shall terminate, except as otherwise provided in this Agreement including any Program Attachment to this Agreement. Any such termination, however, shall not release MCA, Represented Providers or CIGNA from obligations under this Agreement prior to the effective date of termination. MCA agrees that for a period of two (2) years following termination of this Agreement by CIGNA, MCA shall not reapply for participation in CIGNA's provider network, unless otherwise agreed by CIGNA.

      E.    ASSIGNMENT AND DELEGATION OF DUTIES

            Neither CIGNA nor MCA may assign duties, rights or interests under this Agreement unless the other party shall so approve by written consent. It is expressly understood by the parties that CIGNA and MCA may perform its obligations under this Agreement through their affiliates.

      F.    USE OF NAME

            MCA agrees that CIGNA may include descriptive information relating to MCA and its Represented Providers in literature distributed to existing or potential Participants, Participating Providers and customers of CIGNA or a CIGNA Affiliate. Such information shall include, but not be limited to: Represented Providers' names, office telephone numbers, addresses, specialties, board certifications and hospital affiliations. MCA's use of CIGNA's name or CIGNA Affiliate's name, or any other use of MCA's or its Represented Providers' names by CIGNA shall be upon prior written approval or as the parties may agree.

      G.    INTERPRETATION

            The validity, enforceability and interpretation of this Agreement shall be governed by any applicable federal law and by the applicable laws of the state in which MCA and its Represented Providers are licensed and have rendered Covered Services.

      H.    AMENDMENT

            1. CIGNA may amend this Agreement and Program Attachments by providing prior written notice to MCA. Failure of MCA to object in writing to any such proposed amendment within sixty
                  (60) days following receipt of notice shall constitute MCA's acceptance thereof. Notification to CIGNA of rejection of any proposed amendment means that this Agreement shall remain in force without the proposed amendment.

            2. Notwithstanding the foregoing, in the event that state or federal law or regulation, or an arbitration or judicial interpretation of same, should change, alter or modify the present services, levels of payments to CIGNA or MCA, standards of eligibility of Participants, or any operations of CIGNA or MCA, such that the terms, benefits and conditions of this Agreement must be changed accordingly, then upon notice from CIGNA or MCA, the other party shall continue to perform under this Agreement as modified. In this regard, the parties specifically acknowledge the importance of the financial arrangements described herein and, therefore, agree, in the event that the financial arrangements are deemed invalid or unenforceable, the parties shall use best efforts to preserve the underlying economic and financial arrangements to the maximum extent possible. In the event that the parties are unable to reach agreement, then the financial terms shall be set pursuant to the dispute resolution process, giving full effect to the intent of the parties as described in this subsection.

            3. Except as provided above, amendments to this Agreement shall be agreed to in advance in writing by CIGNA and MCA.

      I.    PROGRAM ATTACHMENTS

            The Program Attachments and Exhibits hereto are a part of this Agreement and their terms shall supersede those of other parts of this Agreement in the event of a conflict.

      J.    ENTIRE CONTRACT

            This Agreement together with all Program Attachments and Exhibits contains all the terms and conditions agreed upon by the parties, and supersedes all other agreements, express or implied, regarding the subject matter.

      K.    NOTICE

            Any notice required hereunder shall be in writing and shall be sent by United States mail, postage prepaid, to CIGNA and MCA at the addresses set forth below:

                           Al Perry, President and COO

                           3 Huntington Quadrangle 2S
                           Melville, NY 11747

If to CIGNA:               CIGNA HealthCare
                           National Contracting
                           900 Cottage Grove Road, A-136
                           Hartford, CT 06152

And                        CIGNA HealthCare
                           Legal Department
                           900 Cottage Grove Road, W-26
                           Hartford, CT 06152

      L.    ENFORCEABILITY AND WAIVER

            The invalidity and nonenforceability of any term or provision of this Agreement shall in no way affect the validity or enforceability of any other term or provision. The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

      M.    DISPUTE RESOLUTION

            1. Any disputes between the parties arising with respect to the performance or interpretation of the Agreement shall first be resolved in accordance with the dispute resolution procedures outlined in the Program Requirements .

            2. In the event that a dispute is not resolved through the aforementioned process, the parties shall attempt in good faith to resolve the dispute promptly by negotiation between designated representatives of the parties who have authority to settle the dispute. If the matter has not been resolved within sixty (60) days of a party's request for negotiation, either party may initiate arbitration by providing written notice to the other party.

            3. If a party initiates arbitration as provided above, the proceeding shall be governed by the Rules of the American Arbitration Association then in effect and shall be held in the jurisdiction of MCA's domicile. The parties will jointly appoint a mutually acceptable arbitrator. If the parties are unable to agree upon such an arbitrator within thirty (30) days after a party has given the other party written notice of its desire to submit a dispute for arbitration, then either party may apply to the American Arbitration Association for the appointment of an arbitrator or, if such Association is not then in existence or does not desire to act in the matter, each party shall appoint an arbitrator of its choice. The appointed arbitrators will select a third arbitrator, and the panel of three arbitrators will hear the parties and settle the dispute. Each party shall assume its own costs, but the compensation and expenses of the arbitrator(s) and any administrative fees or costs shall be borne equally by the parties. Arbitration shall be the exclusive remedy for the settlement of disputes arising under this Agreement. The decision of the arbitrator(s) shall be final, conclusive and binding, and no action at law or in equity may be instituted by either party other than to enforce the award of the arbitrator(s). Judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction.

      N.    NON-SOLICITATION

            During the term of this Agreement and for a period of one (1) year from the date of termination, MCA shall not solicit Participants to enroll in any other insurance or health coverage or alternative delivery system, nor shall CIGNA or MCA actively solicit any employees of the other to be employed by or contracted with the other party in any capacity related to services to be performed under this Agreement during this Agreement, and for a period of one
            (1) year thereafter without the other party's written consent.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the EFFECTIVE DATE.

EFFECTIVE DATE:                                CIGNA

January 1, 2004                                By: /s/ William Lamoreaux
                                                  ----------------------------
                                               Title: Senior Vice President


                                               Address: 900 Cottage Grove Road
                                                        Hartford, CT 06152

                                               Date Signed:  12/12/03

                                               MCA
                                                  Gentiva Health Services, Inc.

                                               Please print or type name

                                               By:  /s/ Vernon A. Perry
                                                  ----------------------------
                                               Signature
                                               Title: President


                                               Address
                                               300 Huntington Quadrangle 2S
                                               Melville, NY 11747

                                               Federal Tax Identification Number
                                               11-3454103

                                               Date Signed:  12/8/03

Under penalties of perjury, by executing this Agreement above, MCA hereby certifies that 1) the taxpayer identification number set forth above is the correct taxpayer identification number; and 2) MCA is not subject to backup withholding because it a) is exempt from backup withholding; or b) has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of a failure to report all interest or dividends; or c) the IRS has notified MCA that it is no longer subject to backup withholding.

                                  GTKP EXB - 1

                            GENTIVA CONTRACT EXHIBITS

I.       REPRESENTED PROVIDER AGREEMENT
II.      REQUIRED ENCOUNTER DATA ELEMENTS
III.     INFORMATION REQUIRED FOR A COMPLETE ORDER
IV.      CLEAN CLAIM DATA REQUIREMENTS
V.       GENTIVA CARECENTRIX SUBSIDIARIES
VI.      GUIDELINES FOR HOME & COMMUNITY CARE SPECIALIST
VII.     PERFORMANCE METRICS
VIII.    REPORTING TIMELINE
IX.      SAFE HOME CARE ADMISSION CRITERIA
X.       REPRESENTED PROVIDER REQUIRED DATA ELEMENTS
XI.      JOINT COMPLAINT MANAGEMENT PROCESS
XII.     2003 STANDARDS FOR DELEGATION OF CREDENTIALING
XIII.    DME GUIDELINES GRID
XIV.     PARTICIPATING CIGNA SUBSIDIARIES & AFFILIATES
XV.      HOME HEALTH CARE BENEFIT CLARIFICATION GUIDELINE
XVI.     STANDARDS FOR DELEGATION OF CLINICAL SERVICE MANAGEMENT ACTIVITIES
XVII.    EXCLUSIONS DOCUMENT
XVIII.   CLINICAL SERVICE MANAGEMENT DELEGATION GRID
XIX.     MCA REPRESENTED PROVIDER APPLICATION
XX.      CONFIDENTIALITY AGREEMENT
XXI.     CIGNA NATIONAL CAPITATION HMO MARKET EXCLUSIONS
XXII. STANDARDS FOR DELEGATION OF UTILIZATION MANAGEMENT ACTIVITIES FOR CIGNA HEALTHCARE OF TEXAS, INC.
XXIII.   MANAGED CARE ALLIANCE AGREEMENT CREDENTIALING PROCESSES
XXIV.    FUTURE YEARS RATE METHODOLOGY

                                    EXHIBIT I
                         REPRESENTED PROVIDER AGREEMENT
                               GENTIVA CARECENTRIX

                               PROVIDER AGREEMENT

      THIS PROVIDER AGREEMENT is entered into as of this ____ day of _______2003, by and between ________________ located in ________________
("PROVIDER") and Gentiva CareCentrix, Inc., located in Melville, New York ("GENTIVA").

      PROVIDER's federal tax ID number: ________________________________.

      GENTIVA has entered into agreements with certain managed care entities ("Payors") which may require that health care services be delivered to their respective enrollees;

      GENTIVA desires to contract with PROVIDER to be available to provide certain of those services, and PROVIDER is willing to provide such services to the managed care patients designated by GENTIVA.

      NOW THEREFORE, PROVIDER and GENTIVA agree to the following terms and conditions.

1.    RESPONSIBILITIES OF PROVIDER.

      1.01 GENERAL. PROVIDER shall, to the extent requested by GENTIVA, sell the home care services described on Schedule A hereto (the "Services") to GENTIVA. PROVIDER shall coordinate the provision of Services to patients pursuant to this Agreement with all other providers involved in each such patient's care. GENTIVA is not required to purchase any minimum amount of Services. Upon GENTIVA's request for Services, PROVIDER assumes full responsibility for accepting the patient to home care and for the provision of the Services.

      1.02  QUALIFICATIONS. PROVIDER represents and warrants that:

            (a) All of PROVIDER's employees, agents and representatives hold and shall continue to hold all federal, state and local licenses, registrations, certifications and training required by law, regulation and accreditation standards in order to render the Services pursuant to this Agreement. All RNs, LPNs, Pharmacists, Pharmacy Techs, PTs, OTs, MSWs and other professional and paraprofessional personnel providing the Services on behalf of PROVIDER must be qualified and have demonstrated competency, clinical experience and training in each type of clinical service they will provide. At GENTIVA's request, PROVIDER shall provide to GENTIVA copies of applicable licenses and other evidence of qualifications.

            (b) PROVIDER is duly licensed to provide the Services and shall furnish to GENTIVA copies of PROVIDER's valid license, certificate and accreditation applicable to the Services and itemized in Schedule A hereto. In lieu of such accreditation, PROVIDER must demonstrate substantial evidence of compliance with current JCAHO, CHAP, CARF OR ACHC accreditation standards.

      1.03 PERFORMANCE STANDARDS. PROVIDER shall render the Services with the same standard of care, skill and diligence customarily used by similar providers in the community in which such services are rendered, and shall comply with all of the standards, terms and conditions set forth on Schedule A and all relevant standards, policies and procedures of GENTIVA (including those set forth in the Provider Manual) and PROVIDER. PROVIDER shall ensure that its employees maintain a neat, clean and professional appearance at all times.

      1.04 QUALITY MANAGEMENT. PROVIDER shall fully cooperate with GENTIVA in GENTIVA's quality management, utilization review, outcomes monitoring, client satisfaction, complaint/grievance, credentialing and recredentialing programs, including participating in any meetings deemed appropriate by GENTIVA. Nothing in this Agreement shall render GENTIVA responsible for the manner or means by which PROVIDER renders the Services nor shall in any way affect PROVIDER's obligation to exercise independent medical judgment in rendering health care services to patients.

      1.05 PERSONNEL CANCELLATION. After Services have been scheduled and confirmed, PROVIDER is responsible for delivery of the Service, and shall, in the event of any personnel cancellation, supply a qualified caregiver replacement of PROVIDER. In the event that PROVIDER cannot service the patient, PROVIDER shall notify GENTIVA immediately of cancellation.

      1.06 COMPLIANCE WITH LAWS AND ACCREDITATION BODIES; NOTICE OF CERTAIN ACTIONS.

            (a) PROVIDER shall comply with all applicable federal, state and local laws, rules and regulations, and if applicable, JCAHO or CHAP (or CARF) (or ACHC) accreditation standards. PROVIDER shall cooperate with GENTIVA in responding to JCAHO or CHAP (or CARF) (or ACHC) inquiries, including without limitation surveys of PROVIDER premises and records by JCAHO or CHAP (or CARF) (or ACHC).

            (b) PROVIDER shall notify GENTIVA immediately (i) if there is a change affecting PROVIDER's or any PROVIDER's personnel's licensure, accreditation or certification, or (ii) if a professional, regulatory or legal body (x) serves formal notice that it may take any action due to deficiencies, poor performance or failure to comply with standards, rules or regulations imposed by such professional or regulatory body or (y) initiates an investigation which is material. PROVIDER shall give GENTIVA prompt written notice of any claims against PROVIDER's professional liability coverage relating to quality of care issues.

            (c) To the extent that the rates charged by PROVIDER pursuant to Schedule B hereof represent a discount or reduction in the amount PROVIDER generally charges for the Services, the parties agree to comply at all times with the provisions of 42 C.F.R. Section 1001.952(h), commonly known as the "discount safe harbor."

      1.07 INCIDENT REPORTS AND COMPLAINTS. PROVIDER shall inform GENTIVA immediately of any incident or circumstance relating to any Services which adversely affects the health or safety of a Payor's enrollee, and/or of PROVIDER's receipt of any oral or written complaint relating to Services provided hereunder. PROVIDER shall provide copies to GENTIVA of an incident report and such other information related to any such incident and shall fully cooperate with GENTIVA in any investigation of such incident or complaint.

      1.08 UNSATISFACTORY PERSONNEL. If GENTIVA reasonably determines that any PROVIDER personnel is unsatisfactory, GENTIVA may require PROVIDER to not use designated personnel, or require personnel to leave a patient's home or other care delivery site, (and in such case shall notify PROVIDER promptly). In any such case, GENTIVA's obligation to compensate PROVIDER shall be limited to the number of hours actually worked or the Services actually provided, and PROVIDER shall not reassign the individual to provide Services under this Agreement without the prior approval of GENTIVA.

      1.09 SUBSTITUTION.

            (a) If any service not listed in Schedule A is required by GENTIVA, PROVIDER shall use reasonable efforts to provide such service and adjust its fees as mutually agreed.

            (b) PROVIDER shall utilize generic drugs whenever possible and appropriate.

      1.10 WARRANTIES. (a) PROVIDER warrants that the Services including any product(s) delivered in connection with the Services, when used in accordance with the directions provided by PROVIDER, are fit for the intended purpose and indications described in the labeling, that all labeling is accurate, legible and can reasonably be expected to be understood by the patient receiving the Services and that all equipment (if any) provided under this Agreement shall be in good working order and condition, and properly cleaned and disinfected between uses.

            (b) To the extent that PROVIDER provides any equipment hereunder, PROVIDER shall provide or arrange for at PROVIDER's expense all necessary on-site maintenance and/or repair for equipment (including provision of all necessary parts, mechanisms and devices) in order to maintain the equipment in good condition and working order. PROVIDER shall provide or arrange for twenty-four (24) hour per day, seven (7) day per week maintenance and repair service by trained, competent and experienced personnel; provided however, that PROVIDER may elect to pick up the equipment needing maintenance and/or repair and replace it with equipment in operable condition, rather than repair the equipment immediately. PROVIDER shall, upon GENTIVA's request, furnish copies of all applicable inspection reports, manufacturer's operating manuals, instructions and related materials relating to the equipment.

      1.11 ACCURATE INFORMATION. PROVIDER represents and warrants that all information (including without limitation information contained in the application materials) which PROVIDER has furnished to GENTIVA to induce GENTIVA to enter into this Agreement with PROVIDER is true and accurate, and that PROVIDER shall promptly notify GENTIVA of any change in the information contained in such materials.

      1.12 REPORTS. PROVIDER shall prepare, maintain and deliver to GENTIVA any reports and documentation specified in the Provider Manual or otherwise reasonably requested in writing by GENTIVA including without limitation, pertaining to accurate inventories of solutions, medications, drugs, equipment and ancillary supplies for each patient provided by PROVIDER hereunder, and a listing of all equipment in use by each patient, provided by PROVIDER, including the number of months patients have had the equipment.

      1.13 ADDITIONAL PAYOR SOURCES. PROVIDER shall promptly notify GENTIVA when it becomes aware of any additional primary or secondary payor sources for any patient.

      1.14 EMPLOYER OBLIGATIONS. PROVIDER shall maintain full responsibility as employer of its personnel for payment of their wages and other compensation, and for any applicable mandatory withholdings and contributions such as federal, state and local income taxes, social security taxes, worker's compensation, unemployment and disability coverages.

2.    RESPONSIBILITIES OF GENTIVA.

      2.01 GENERAL. For each patient for whom GENTIVA requests Services, GENTIVA shall deliver by facsimile to PROVIDER a written authorization confirming a telephone request for service by next business day, and for services provided in an emergency GENTIVA shall provide authorization by next business day.

      2.02 REQUESTS FOR PERSONNEL. GENTIVA shall attempt to request personnel at least 24 hours prior to reporting time and shall provide information regarding reporting time and assignment to PROVIDER at the time of the initial call.

      2.03 PAYMENTS. GENTIVA shall compensate PROVIDER as provided in Article 3 below.

3.    COMPENSATION.

      3.01 INVOICES. PROVIDER shall provide GENTIVA with monthly invoices (on HCFA 1500 or UB92 forms) with an itemization of all Services requested by GENTIVA during the previous month. PROVIDER shall not bill any Payor directly unless PROVIDER shall have obtained GENTIVA's advance written consent in each instance.

      3.02 RATES. GENTIVA shall pay to PROVIDER the rates set forth in SCHEDULE B for the Services provided in accordance with this Agreement. These rates are all inclusive and PROVIDER shall receive no additional compensation for reports, information exchanges, or other services contemplated by this Agreement.

      3.03 PAYMENT TERMS. GENTIVA shall pay PROVIDER the undisputed invoiced amount under this Agreement within forty five (45) days from GENTIVA's receipt of a properly completed invoice from PROVIDER.

      3.04 NON-COVERED SERVICES AND REIMBURSEMENT TO GENTIVA. Notwithstanding the foregoing, GENTIVA shall not be obligated to pay for and PROVIDER shall be required to reimburse to GENTIVA any payment made for any Services (a) that were not (i) requested by GENTIVA (except for any emergency services), or (ii) in accordance with GENTIVA's written authorization, or (iii) in accordance with the physician plan of care; (b) for which a properly completed invoice is not received by GENTIVA within 45 days of the date the Services are rendered; (c) until such time as GENTIVA shall have received from PROVIDER the reports and documentation referred to in Section 1.12; (d) delivered to a patient not enrolled in the Payor health plan at the time Services were delivered; or (e) if the respective Payor was not the primary payor at the time Services were delivered.

      3.05 HOLD HARMLESS.

            (a) PROVIDER agrees that in no event, including but not limited to nonpayment by GENTIVA, insolvency of GENTIVA or breach of this Agreement, shall PROVIDER bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against a patient or persons acting on his/their behalf for Services provided hereunder. This provision does not prohibit PROVIDER from collecting fees for non-covered services delivered to patients, subject to subsection (b) below. PROVIDER shall not collect any applicable Co-payment, deductible or coinsurance (determined as a percentage of charges) from patients.

            (b) When PROVIDER has been notified in advance that a particular service is not medically necessary, PROVIDER shall not charge the patient for such service unless, in advance of the provision of such service, PROVIDER has notified the patient that the service is not covered and the patient acknowledges in writing that he or she shall be responsible for payment of charges for such services.

            (c) PROVIDER agrees that the provisions of this Section 3.05 shall survive the termination of this Agreement regardless of the reason for termination, and shall be construed for the benefit of the patients, and that this provision supersedes any oral or written agreement to the contrary now existing or hereafter entered into. Any modification to the provisions of this Section shall become effective 15 days after the applicable regulatory authority shall have received written notice of such proposed changes.

4.    TERM AND TERMINATION.

      4.01 (a) TERM. Upon execution by both parties, this Agreement shall be in effect for one (1) year from the date first written above and thereafter shall automatically renew for subsequent one year terms.

            (b) TERMINATION. (i) Either party may terminate this Agreement if any warranty, representation or material covenant of the other party contained herein is untrue or is breached during the term hereof, and any such breach is not cured to the satisfaction of the other party within fifteen (15) days after receipt of the written notice from the nonbreaching party; (ii) either party, at its option, may terminate this Agreement at any time upon 90 days written notice to the other party, and (iii) PROVIDER may terminate this Agreement during the first thirty (30) days after the date of this Agreement if PROVIDER objects to the terms and conditions set forth in GENTIVA's Provider Manual. If PROVIDER does not terminate this Agreement during the first thirty (30) day period, then PROVIDER shall have waived its right to terminate this Agreement based on objections to the Provider Manual.

      4.02 ORDERLY TERMINATION. Upon termination of this Agreement, PROVIDER shall reasonably cooperate with GENTIVA to ensure that patients are not left without medically necessary care. PROVIDER shall, at GENTIVA's request, continue to provide the Services to any patient receiving the Services at the time of such termination for thirty (30) days thereafter and GENTIVA shall pay PROVIDER in accordance with the rates hereunder.

5.    MISCELLANEOUS TERMS.

      5.01 INDEMNIFICATION.

            (a) GENTIVA and PROVIDER ("Indemnitor") shall each defend, indemnify and hold the other party ("Indemnitee") harmless and each of Indemnitee's officers, directors, employees, agents and stockholders (the "Indemnitee Parties"), from and against any and all claims, liabilities, losses, damages, costs or expenses of any kind (including reasonable attorney's fees and disbursements) ("Indemnified Amounts") incurred by the Indemnitee Parties as a result of Indemnitor's performance under this Agreement, but only to the extent that such Indemnified Amounts are caused by the negligence or other wrongful act or omission of Indemnitor.

            (b) Indemnitee shall notify the Indemnitor in writing of the assertion of any claim, or the commencement of any suit, action or proceeding by any party in respect of which indemnity may be sought under this Agreement within thirty (30) days of such assertion or commencement. Failure to notify the other party shall result in the waiver of indemnity rights with respect to such claim, suit, action or proceeding, but only to the extent that the Indemnitor is prejudiced by such failure. The parties shall cooperate with each other in the defense of any such claim, suit, action or proceeding.

      5.02 CORPORATE INTEGRITY COMPLIANCE. PROVIDER represents and warrants that currently, and throughout the term of this Agreement (including any extended term), (I) neither PROVIDER, nor any of its employees or agents who may perform any of the services or obligations under this Agreement ("PROVIDER Individuals"), shall (A) have been convicted of a criminal offense that would trigger exclusion pursuant to 42 USC 1320a-7(a) or (b) unless such entity or individual has been reinstated, or (B) be listed by a Federal agency as currently suspended, debarred, excluded or otherwise ineligible for Federal program participation (including as reflected on the Cumulative Sanctions Report of the United States Health and Human Services Office of the Inspector General's, or the United States General Services Administration's List of Parties Excluded from Federal Procurement and Non-Procurement Programs). Any breach of this representation and warranty shall result in immediate termination of this Agreement with respect to the affected individual or entity, in addition to any other available remedies.

      5.03 INSURANCE.

            (a) Each party shall maintain at its sole expense the following insurances: (i) general liability coverages (including without limitation product liability and contractual liability), in an amount not less than One Million Dollars ($1,000,000) each occurrence and Two Million Dollars ($2,000,000) in the aggregate, for bodily injury and property damage; (ii) professional liability (medical malpractice) coverage in the amount of One Million Dollars ($1,000,000) each occurrence and Three Million Dollars ($3,000,000) in the aggregate (iii) statutory workers' compensation coverage meeting all state and local requirements, including employers' liability coverage in an amount not less than One Million Dollars ($1,000,000) per person;
(iv) automobile liability insurance for owned, non-owned and hired automobiles with a minimum combined single limit of One Million Dollars ($1,000,000) for bodily injury and property damage each occurrence and (v) a client fidelity (3rd party) bond in the amount of Fifty Thousand Dollars ( $50,000). All Represented Providers shall at minimum maintain limits in accordance with those required by the state(s) where the Represented Provider is licensed.

            (b) PROVIDER agrees to ensure that any nurse, pharmacist or other licensed professional who performs an activity pursuant to this Agreement on its behalf and is not an employee of PROVIDER carry the same insurance coverages PROVIDER is required to maintain. This includes but is not limited to (i) malpractice liability insurance in an amount not less than One Million Dollars ($1,000,000) per occurrence and Three Million Dollars ($3,000,000) in the aggregate and (ii) general liability insurance in an amount not less than One Million Dollars ($1,000,000) each occurrence and Two Million Dollars ($2,000,000) in the aggregate, for bodily injury and property damage.

            (c) The general liability policy shall name Gentiva as an additional insured and be endorsed to cover liability assumed by the PROVIDER under the indemnity provisions of this Agreement. With respect to the workers' compensation policy, PROVIDER shall require the carrier to waive all rights of subrogation against Gentiva. Each party shall give the other immediate notice of any changes in the policy of insurance or self-insurance maintained under this Agreement. Each party shall require any insurer to give the party at least 30 days' advance notice of any cancellation, lapse, termination, or amendment of any policy of insurance. In the event that coverage is of a claims-made variety, each party shall continue to maintain policies of insurance in effect to cover claims that occur during the term of this Agreement for a period of 5 years beyond the term or any renewal term of this Agreement. Failure to maintain such coverage shall be grounds for termination of this Agreement for cause, and the breaching party shall indemnify the other party for any loss incurred as a result of the breaching party's failure to maintain such coverage, which obligation to indemnify shall survive termination of this Agreement.

      5.04 ASSIGNMENT/SUBCONTRACTING. Neither party may assign or subcontract its rights or obligations under this Agreement without the prior written consent of the other party which shall not be unreasonably withheld or delayed, provided, however, either party may assign this Agreement to any entity owned by or under common control with such party. The assigning party shall remain fully responsible for compliance with this Agreement.

      5.05 ACCESS TO BOOKS AND RECORDS.

            (a) During the term of this Agreement and for three (3) years following termination of this Agreement, GENTIVA and its duly authorized agents, during regular business hours and upon reasonable notice and demand, shall have access to all information and records related to Services rendered by PROVIDER under this Agreement or to the effectiveness of GENTIVA's utilization management, quality improvement, claims management and payment and other programs.

            (b) For at least five (5) years after the date of delivery of service, PROVIDER shall maintain and readily make available to government agencies with regulatory authority, medical and administrative records relating to Services, pursuant to applicable law or regulation.

      5.06 NON-DISCLOSURE AND CONFIDENTIALITY; NON-SOLICITATION.

            (a) PROVIDER shall not disclose the terms of this Agreement, including but not limited to any fee schedule, without the prior written consent of GENTIVA.

            (b) PROVIDER and GENTIVA shall maintain the confidentiality of all confidential information regarding patients in accordance with any applicable laws and regulations. PROVIDER shall provide GENTIVA with all records and information necessary to carry out GENTIVA's utilization management, quality improvement, claims management and payment and other relevant programs (and shall obtain any consents which may be required to allow such disclosure to GENTIVA and to allow GENTIVA to disclose such information to third parties for such purposes).

            (c) PROVIDER acknowledges that in order to provide the Services hereunder, it may from time to time receive proprietary or confidential information from GENTIVA, including without limitation, patient identification, customer and client identification and lists, accounts, business operating methods, programs, policies, procedures and forms. PROVIDER shall keep such information confidential and (unless otherwise required by law) shall not disclose it to any person except as authorized in writing by GENTIVA.

            (d) During the term of this Agreement, PROVIDER shall not request, advise, or solicit any client, customer, supplier, or patients serviced by PROVIDER pursuant to this Agreement to curtail, terminate or cancel their relationship with GENTIVA.

            (e) PROVIDER shall not make any public announcement or press release with respect to its relationship to GENTIVA described in this Agreement or any other matter in connection with this Agreement, without the prior written consent of GENTIVA.

            (f) The provisions of this Section shall survive the termination of this Agreement. PROVIDER acknowledges that if the provisions of this Section are breached, the damage to GENTIVA shall be irreparable and thereby shall entitle GENTIVA to obtain immediate and permanent injunctive relief restraining PROVIDER from such breach or threatened breach of the provisions hereof, without need to post any bond. PROVIDER further acknowledges that such injunctive relief is in addition to any other legal or equitable remedies GENTIVA may be entitled to under this Agreement.

      5.07 PROTECTED HEALTH INFORMATION: Gentiva and Provider agree that all member individually identifiable health-related information ("Protected Health Information") shall be used and disclosed only as permitted by applicable state and federal laws, including without limitation applicable Administrative Simplification provisions of the Health Insurance Portability and Accountability Act of 1996 and regulations promulgated there-under ("HIPAA"). Gentiva and Provider shall also adopt and maintain procedures consistent with applicable law to safeguard the security and confidentiality of Protected Health Information.

Provider shall cooperate and assist Payer and/or Gentiva as needed to obtain all necessary or required patient consents in compliance with applicable state and federal law. Except as required to carry out Provider's obligations under this Agreement, Provider shall not disclose, sell or otherwise transfer or provide any Protected Health Information or other Confidential Information on any individually identifiable patient basis to any third party. In no event shall Provider sell any Protected Health Information or other Confidential Information of Payer or Gentiva, whether or not such information is individually identifying.

      5.08 USE OF NAME. Neither party may use any trade name or service mark of the other party or any material protected by patents, trademarks or copyrights without the express written permission of the other party, except that either party may list the other party in any relevant directory of services and related marketing materials of such party, or, in GENTIVA's case, of any Payor Directories.

      5.09 INDEPENDENT CONTRACTORS. The parties enter into this Agreement as independent contractors, and nothing contained in this Agreement shall be construed to create a partnership, joint venture, agency or employment relationship between the parties or any of their respective officers, directors or employees.

      5.10 CORPORATE COMPLIANCE PROGRAM. GENTIVA maintains a voluntary corporate compliance program to detect and prevent illegal and unethical activities. PROVIDER confirms that it has been informed of GENTIVA corporate compliance hotline (1-888-9NOTIFY) for reporting suspected fraud, abuse or other illegal or unethical activities, and will assure that all employees or agents of GENTIVA who may perform any of the services or obligations under this Agreement are informed of the same and instructed to report accordingly.

      5.11 OWNERSHIP AND USE OF DATA AND INFORMATION. GENTIVA shall own all data, documents, software programs and other information generated in the performance of this Agreement, including all patient information submitted by PROVIDER pursuant to Section 5.05(b) above. These provisions shall not prohibit PROVIDER from owning data specific to its patients and created by PROVIDER. Subject to the confidentiality obligations under this Agreement and those imposed by law, GENTIVA shall have the right to use any such information in the general course of its business.

      5.12 AMENDMENT AND WAIVER.

            (a) Subject to the provisions of subsection (b) of this Section, no amendment, modification or supplement of this Agreement, and no waiver hereunder shall be valid or binding unless set forth in writing and duly executed by a duly authorized signatory of the party against whom enforcement of the amendment, modification, supplement or waiver is sought. Waiver by either party of an event of default or breach of the provisions of this Agreement shall not constitute a waiver of any other event of default or breach or right, nor of the same event of default or breach or right on a future occasion.

            (b) GENTIVA may modify any provision of this Agreement upon thirty
(30) days prior written notice to PROVIDER. PROVIDER shall be deemed to have accepted GENTIVA's modification if PROVIDER fails to object to such modification, in writing, within the thirty (30) day notice period. In the case of modifications that materially affect the responsibilities or rights of PROVIDER, PROVIDER shall have the right to terminate this Agreement on thirty
(30) days prior written notice to GENTIVA delivered within the 30 day notice period referred in the preceding sentence. Amendments required by legislative, regulatory or other legal authority, as reasonably determined by GENTIVA, shall not require the consent of GENTIVA or the PROVIDER and shall be effective immediately upon PROVIDER's receipt of notice of amendment.

      5.13 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties, supersedes all discussions and writings by and between the parties which may have occurred prior to or contemporaneously with entering into this Agreement and shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

      5.14 GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York.

      5.15 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable under current or future laws, the remainder of the provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, as long as the invalid provision is not material to the overall purpose and operation of this Agreement.

      5.16 NOTICES. Notices provided hereunder shall be given in writing and sent to the addresses below by hand delivery; facsimile, certified mail, return receipt requested; or nationally recognized overnight courier. Any address or name specified may be changed by a notice given by the addressee to the other party in accordance with this Section. Any notice of demand or other communication shall be deemed given and effective as of the date of receipt.

            PROVIDER shall notify GENTIVA in writing within seven days after the occurrence of:

            a. A change of the PROVIDER'S business address or of any Represented PROVIDER'S address, including any relocation or elimination of a location.

            b. The termination, reduction or cancellation of the insurance coverages required under this Agreement;

            c. Any material changes in the Providers ownership, to the extent that the ownership or control of the Provider changes by twenty percent (20%) or more;

            d. Any situation which might materially affect the Group's or a Represented PROVIDER'S ability to carry out the duties under this Agreement or to meet any Credentialing/Re-Credentialing criteria.

      PROVIDER                                GENTIVA
      ___________________________                   GENTIVA CARECENTRIX
      ___________________________                   3 Huntington Quadrangle S2
      ___________________________                   Melville, NY  11747
      ___________________________                   Attn.:  Provider Relations

      PHONE #:_____________________

      FAX#:________________________

      5.17 HEADINGS. The headings in this Agreement are for convenience only and shall not be considered a part hereof or affect the construction or interpretation of any provisions of this Agreement.

      5.18 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute but one and the same instrument.

      5.19 SURVIVAL OF OBLIGATIONS. Termination of this Agreement for any cause shall not release either party from any liability which at the time of termination has already accrued to the other party or which thereafter may accrue in respect to any act or omission occurring prior to termination from any obligation which is expressly stated herein to survive termination.

      5.20 NON-DISCRIMINATION. Neither PROVIDER or GENTIVA shall discriminate in employment or provision of services with respect to age, race, color, religion, veteran status, sex, national origin, disability, source of payment or any other category protected by law.

      5.21 ARBITRATION. Any dispute relating to this Agreement shall be settled by binding arbitration conducted in accordance with the Health Care Arbitration Rules of the NHLA Alternative Dispute Resolution Services.

      5.22 MEDICARE PROVISIONS. GENTIVA may request that PROVIDER provide services to enrollees PAYOR's Medicare+Choice plan ("PAYOR PLAN") and PROVIDER recognizes that federal regulations impose certain requirements on all providers, including PROVIDER, rendering services to individuals enrolled in Medicare+Choice plans. Therefore, PROVIDER shall comply with all of the standards, terms and conditions set forth on Schedule C.

      THEREFORE, the authorized representatives of the parties have executed this Agreement as of the date first written above.

PROVIDER:                                  GENTIVA CARECENTRIX:

By:                                            By:
     ----------------------------                   ----------------------------

Title:                                         Title:
        -------------------------                      -------------------------

                                   SCHEDULE A
                              TO PROVIDER AGREEMENT

                              HEALTH CARE SERVICES

In addition to the terms and conditions identified in previous sections of the Provider Agreement, PROVIDER agrees to the provisions contained in this schedule:

A.    SERVICES TO BE PROVIDED

      1.  Home Health Agency
      [ ] Skilled Nursing                       [ ]  Pediatric Specialty
      [ ] Therapists                            [ ]  Homemakers/Companions
      [ ] Rehab Paraprofessional                [ ]  Medical Social Workers
      [ ] Home Health Aides/PCW                 [ ]  Live-in
                                                [ ]  Other ________________

      2.  Home Infusion Therapy
      [ ] Infusion Products
      [ ] Full Service
      [ ] Ambulatory Center

      3.  Hospice Services
      [ ] Home-based                                 [ ]  Facility-based

      4.  Home Medical Equipment
      [ ] Standard Equipment                         [ ]  Orthotics and
      [ ] Medical Supplies                                Prosthetics
      [ ] Customized Equipment

      5.  Respiratory Services
      [ ] Respiratory Products                       [ ]  Respiratory Therapists

      6.  Women's Health Services
      [ ] High Risk OB - Level 1                [ ]  Low Risk OB
      [ ] High Risk OB - Level 2                [ ]  Prenatal Education
      [ ] High Risk OB - Level 3                [ ]  HUAM

      7.  Medical Rehabilitation Services
      [ ] Physical Therapists                   [ ]  Physical Therapy Assistants
      [ ] Occupational Therapists               [ ]  Occupational Therapy
      [ ] Speech & Language Pathologists             Assistants
      [ ] Outpatient                            [ ]  Rehab Paraprofessionals

      8.  Quality Assurance/Quality Improvement Program
      [ ] Proof of Quality Assurance/Quality Improvement Program

      9.  Other - specify ____________________________________________

B.    REQUIRED QUALIFICATIONS

      Evidence of meeting the following qualifications shall be presented:

                                                                      YES     NO
                                                                      ---     --
      1.    Valid State Pharmacy license as required.                _____   _____
      2.    Valid individual pharmacist licenses as required.        _____   _____
      3.    DEA Registration as required.                            _____   _____
      4.    Sterile area/clean room certifications as required.      _____   _____
      5.    Valid unrestricted state operating license or
            certificate as required.                                 _____   _____
      6.    Medicare Home Health Agency Certification
            (may be waived if other credentials are acceptable
            to GENTIVA).                                             _____   _____
      7.    Accreditation by JCAHO, CHAP, ACHC (or CARF for Rehab)
            (may be waived if other credentials are acceptable
            to GENTIVA).                                             _____   _____
      8.    Medicare/Medicaid Sanctions                              _____   _____
      9.    Adequate Professional and General Liability Insurance    _____   _____

C.    PERFORMANCE STANDARDS

      The PROVIDER agrees to adhere to the following standards of performance:

      1. Submit changes in the following to the Provider Relations Department in Melville, New York within a timely manner:

            a.    Address(es).
            b.    Telephone number(s).
            c.    Name of key organizational contact(s).
            d.    Name(s) of key local operations contact(s).
            e.    Accreditation status.
            f. Legal status; i.e., pending or newly active litigation relative to cases, only.
            g.    Licensing status.
            h.    Liability insurance coverage.
            i.    Days/hours of operation.
            j.    Certification status.
            k.    Service/product capabilities.
            l.    Addition/closure of operation/business site.

      2. Maintain 24-HOUR ON-CALL COVERAGE 7 DAYS PER WEEK and respond to patient and/or contacts within 30 MINUTES of call after regular business hours and on holidays (unless otherwise specified by contract).

      3. Notify the Care Manager IMMEDIATELY if not able to service a referred case.

      4. Start care and assessment with in 24 HOURS following acceptance of referral and comply with any other requirements of the individual health plans serviced and individual case needs.

      5.    Notify the Care Manager IMMEDIATELY if assessment must be delayed.

      6. Notify the Care Manager within 2 HOURS of assessment if unable to service the case.

      7. Render no services unless so authorized by the referring Care Manager and ordered by the primary physician except in emergencies (see #19.).

      8. Notify the Care Manager of additional sources of reimbursement upon their identification.

      9. Provide after hours (on call) home visits as appropriate and necessary in situations which cannot be resolved by telephone consultation.

      10. Notify the Care Manager of changes in patient/family status WITHIN ONE (1) BUSINESS DAY upon occurrence/identification, including illness, hospitalization, death or other change affecting continued service delivery.

      11. Follow/report patient status, progress and projected and actual date of discharge given hospitalization/institutionalization while on service.

      12. Respond to all requests for contact from personnel WITHIN ONE (1) BUSINESS DAY.

      13. Notify the Care Manager of patient, family, physician, health plan Case Manager complaint(s) upon occurrence and in accordance with the parameters established in the section of the Provider Manual on Complaint Management.

      14. Submit/report discharge data to the Care Manager WITHIN ONE (1) BUSINESS DAY of completion of service/product delivery.

      15. Routinely submit requests for care reauthorization no later than 24 HOURS prior to completion of authorized care and obtain physician orders for reauthorized services/products.

      16. Contact the Care Manager within TWO (2) BUSINESS DAYS providing unauthorized emergency care on a non business day or after business hour.

      17.   Submit documentation as follows:

            a.    Confirmation of care within 24 HOURS of start of care.
            b. Physician's orders and other clinical documentation upon confirmation of start of care and reauthorization request.
            c. Objective reason(s) for reauthorization of care prior to completion of authorized care.
            d. Discharge summary within 24 HOURS of completing service/product delivery.
            e. Assessment reports, progress reports, organizational forms, or other organizational documents within 48 HOURS of request by the Care Manager.

      18. Report adverse incidents, as defined in Problem Management Section of GENTIVA's Provider Manual, to the Care Manager within 24 hours of occurrence.

      19. Respond to grievances/complaints filed against the Provider within 2 BUSINESS DAYS and pursue timely resolution acceptable to GENTIVA staff.

      20. SUBMIT NO BILLING TO THE HEALTH PLAN for services/products delivered to patients unless specifically notified to do so by the GENTIVA .

      21. Treat all patients, families, physicians, health plan representatives, other providers and personnel with respect, dignity and professionalism.

D.    ADDITIONAL EVALUATION

      Provider performance also is evaluated by:

      1.    Patient, physician and customer satisfaction.

      2.    Accurate and timely billing.

      3.    Presence/absence of adverse clinical incidents.

      4. Presence/absence of provider-related complaints/grievances from patients, physicians and/or health plan customers.

      In the event of any conflict between these performance standards and any Payor(s) requirements which are more stringent or restrictive than these performance standards, the Payor(s) requirements shall control and be binding.

                                   SCHEDULE B
                              TO PROVIDER AGREEMENT

                      REIMBURSEMENT SCHEDULE (SEE ATTACHED)

PROVIDER to check applicable category and attach corresponding fee schedule.

B.1   [ ]  Home Health Care
B.2   [ ]  Home Infusion Therapy
B.3   [ ]  Hospice
B.4   [ ]  Home Medical Equipment
B.5   [ ]  Respiratory Services
B.6   [ ]  Women's Health Services
B.7   [ ]  Medical Rehabilitation Services
B.8   [ ]  Other: (Specify)_____________________________

                                   SCHEDULE C
                              TO PROVIDER AGREEMENT

                           MEDICARE+CHOICE PROVISIONS

1. ADDITIONAL PROVISIONS. GENTIVA and PROVIDER agree to the following provisions:

      A. COMPLIANCE WITH LAWS. PROVIDER shall comply with and is subject to all applicable Medicare program rules and regulations, as implemented and as amended by the Health Care Financing Administration ("HCFA"), including without limitation federal and state regulatory agencies' rights to audit PROVIDER's operations, books, records and other documentation related to PROVIDER's obligations under the Agreement, as well as all other federal and state laws, rules and regulations applicable to individuals and entities receiving federal funds, including without limitation Title VI of the Civil Rights Act of 1964, The Age Discrimination Act of 1975, The Americans With Disabilities Act and The Rehabilitation Act of 1973. PROVIDER shall require that all health care professionals employed by or under contract with PROVIDER to render health services under the Agreement comply with this provision.

      B. FEDERAL FUNDS. PROVIDER acknowledges that payment from PAYOR PLAN to GENTIVA for services to Medicare+Choice enrollees is derived in whole or in part from federal funds received by PAYOR PLAN from HCFA, and that PROVIDER shall be subject to those laws, rules and regulations applicable to individuals and entities receiving federal funds.

      C. RECORD MAINTENANCE AND CONFIDENTIALITY. In order to ensure compliance under the Agreement, PROVIDER acknowledges and agrees to retain all contracts, books, documents, papers and other records related to the provision of services to Medicare members and/or as related to PROVIDER's obligations under the Agreement for a period of not less than 6 years. PROVIDER agrees to safeguard the privacy of any information that identifies a particular enrollee, maintain records in a timely and accurate manner, ensure timely access by enrollees to the records at a reasonable time and in a reasonable manner upon written request by the enrollee.

      D. RIGHT TO INSPECT. PROVIDER agrees to give the United States Department of Health and Human Services, the Comptroller General of the United States, or their designees, the right to audit, evaluate, and inspect books, contracts, medical records, patient care documentation, or other records related to the care of Medicare + Choice patients for a period of no less than six (6) years from the final date of the contract period or the completion of any audit, whichever is later, which period may be extended only in accordance with the terms of 42 CFR 422.502(e)(4).

      E. DATA COLLECTION/ ACCURATE INFORMATION. With respect to Medicare+Choice patients, PROVIDER acknowledges that PAYOR PLAN is required by HCFA to maintain a health information system that collects, analyzes and integrates all data necessary to compile, evaluate and report certain statistical data related to costs, utilization and quality, and such other matters as HCFA may require from time to time. PROVIDER hereby agrees to submit to GENTIVA or PAYOR PLAN, upon request, all information and/or data necessary for PAYOR PLAN to fulfill these obligations, and within the timeframes specified by GENTIVA or PAYOR PLAN to meet HCFA requirements. PROVIDER hereby represents and warrants that all data including, but not limited to, encounter data and other information submitted to GENTIVA by PROVIDER shall be truthful, reliable, accurate and complete, and upon request by GENTIVA, PROVIDER agrees to certify that such information is truthful, reliable, accurate and complete. PROVIDER further agrees to hold harmless and indemnify GENTIVA and PAYOR for any fines or penalties they may incur due to PROVIDER's submission of inaccurate or incomplete data.

      F. PATIENT COMMUNICATIONS. The parties acknowledge and agree that nothing contained in the Agreement is intended to interfere with or hinder communications between health care PROVIDER(s) and members regarding patient treatment. PROVIDER(s) will discuss with member their health status and all medical care and treatment options which PROVIDER and/or the member's treating physician deems clinically necessary and appropriate, regardless of any coverage or payment determination(s) made or to be made by PAYOR or GENTIVA.

      G. MEDICALLY NECESSARY SERVICES. Nothing contained herein is intended by GENTIVA to be a financial incentive or payment that directly or indirectly acts as an inducement for PROVIDER to limit Medically Necessary services.

      H. NON-DISCRIMINATION. PROVIDER will not discriminate against any enrollee on the basis of any factor related to health status, including without limitation medical condition, including mental and physical illness, claims experience, receipt of health care, medical history, genetic information, evidence of insurability, including conditions arising out of acts of domestic violence, or disability. PROVIDER agrees to observe the provisions of Title VI of the Civil Rights Act of 1964, the Age Discrimination Act of 1975 and the Americans with Disabilities Act.

      I. COOPERATION. PROVIDER agrees to cooperate with any independent quality review and improvement organization utilized by or under contract with PAYOR PLAN pertaining to the provision of services for Medicare + Choice enrollees. PROVIDER shall comply with applicable GENTIVA and PAYOR policies and, if requested by GENTIVA, shall cooperate in developing and implementing medical policy, quality assurance programs, and medical management programs applied to Medicare + Choice enrollees.

      J. PARTICIPATION IN MEDICARE. PROVIDER hereby represents that PROVIDER and all employees, subcontractors and/or independent contractors of PROVIDER providing or who will provide services under the Agreement, including without limitation health care, utilization review, medical social work and/or administrative services, each maintains full participation status in the Medicare program and/or is not excluded from participation in the Medicare program. GENTIVA may terminate the Agreement immediately upon PROVIDER'S failure to adhere to the terms of this provision.

      K. STANDARDS OF CARE. HMO and GENTIVA agree to provide all covered benefits to Medicare + Choice enrollees in a manner consistent with professionally recognized standards of care.

      L. ADDITIONAL TERMINATION PROVISIONS. Notwithstanding any provision in the Agreement, the following termination provisions shall apply to PROVIDER if rendering services to Medicare+Choice enrollees:

                  (i) GENTIVA may terminate the Agreement immediately upon request of PAYOR due to PROVIDER'S loss or suspension of licensure or certification, or sanction by Medicare.

                  (ii) GENTIVA may terminate the Agreement upon thirty (30) days prior written notice to PROVIDER for PROVIDER'S failure to cooperate and/or comply with any of the provisions of the Agreement

                  (iii) If PROVIDER wishes to terminate the Agreement without cause, it must provide the other party with no less than sixty (60) days prior written notice, given in accordance with the terms of the Notice provision of the Agreement.

      M. DELEGATION REQUIREMENTS. PROVIDER understands and acknowledges that if any of the PAYOR PLAN'S activities or responsibilities under its contract with HCFA, related to the provision of services to Medicare+Choice enrollees, are delegated to other parties, the following requirements apply to any related entity, contractor, subcontractor, or provider:

                  (i) Written arrangements must specify delegated activities and reporting responsibilities.

                  (ii) Written arrangements must either provide for revocation of the delegation activities and reporting requirements or specify other remedies in instances where HCFA or the PAYOR PLAN determine that such parties have not performed satisfactorily.

                  (iii) Written arrangements must specify that the performance of the parties is monitored by the PAYOR PLAN on an ongoing basis.

                  (iv) Written arrangements must specify that the credentialing process will be reviewed and approved by the M+C organization and the M+C organization must audit the credentialing process on an ongoing basis.

                  (v) All contracts or written arrangements must specify that the related entity, contractor, or subcontractor must comply with all applicable Medicare laws, regulations, and HCFA instructions.

      N. APPEALS. PROVIDER will adhere to Medicare's appeals procedure for Medicare+Choice enrollees, including the procedures for expedited appeals. PROVIDER shall gather and forward information on enrollee appeals to GENTIVA or PAYOR to the extent required by law or regulation so as to enable PAYOR PLAN to meet the HCFA required timeframes for grievances and appeals.

      O. COMPLIANCE WITH POLICIES. To the extent that a Medicare + Choice requirement is found in a policy, the Provider Manual or other procedural guide of GENTIVA and/or PAYOR PLAN and is not otherwise specified in the Agreement, PROVIDER will comply with those policies, manuals and procedures with regard to the provision of care to Medicare + Choice enrollees. Written notice of material changes to applicable policies, including the Provider Manual, shall be provided to PROVIDER prior to the effective date of such changes.

      P. FAILURE TO COMPLY. If GENTIVA denies payment to PROVIDER due to PROVIDER'S failure to comply with any of the provisions of the Agreement, PROVIDER shall not bill the enrollee for the denied amounts.

      Q. AMENDMENT. GENTIVA may amend this Attachment as needed to comply with applicable state and federal laws, rules and regulations, and shall provide PROVIDER with written notice of such amendment and its effective date. Unless required by such law, rule or regulation, PROVIDER'S signature will not be required to implement such amendment.

                                   EXHIBIT II
                        REQUIRED ENCOUNTER DATA ELEMENTS

Provider (including Provider's Subcontractors) shall provide CIGNA with the following standard data elements for each service encounter with respect to Covered Home Care Services rendered under this Agreement:

      o     Patient Name, Address, Phone, Date of Birth
      o     Insured's Name, Address, Phone, Date of Birth
      o     Healthplan Identifier
      o     Group Number
      o     Date of Service
      o     Primary and Secondary ICD-9 Codes
      o     CPT-4, HCPCS, or Unique CIGNA Billing Codes
      o     Tax ID #
      o     Charge to CIGNA
      o     Service, Drug, Equipment Description
      o     Unit of Measure
      o     Referring Physician or Other Referral Source Name
      o     Place of Service
      o Any other data element agreed upon by the parties during the term of this Agreement

                                   EXHIBIT III
                    INFORMATION REQUIRED FOR A COMPLETE ORDER

      o     Requested Start of Care (SOC)/Actual Start of Care Date
      o     Last Name, First Name, MI, Phone #
      o Address where service is to be rendered, including the phone #and zip code
      o     Facility, Facility Discharge Date
      o     Facility Name, Phone #
      o     Date of Birth/Age, Sex, SS#, Marital Status
      o Ordering Physician (who will follow patient in the community, Office Phone #)
      o     Type of Home Care Personnel
      o     Home Medical Equipment
      o     Infusion Product
      o All pertinent diagnoses and/or surgical procedures with onset and/or exacerbation dates
      o     Allergies
      o Specific Orders/Treatment (including frequency, type of dressing, drug, dosage, etc.) Note: subcontractor must contact physician and/or physician's agent directly to validate all orders.
      o     Has client taken ordered drugs(s) before? Y, N, comment
      o Venous/other access-established? Y, N, if Yes, date placed, type ordered, gauge if applicable (1st dose given?)
      o     Anaphylaxis Order - Y, not applicable (1st dose)
      o     Anaphylaxis medications/dosage/route (1st dose)
      o     Primary Plan, ID#

                                   EXHIBIT IV.
                       CLEAN CLAIM SUBMISSION REQUIREMENTS

All MCA's must comply with these requirements in order to transmit claims. Below is a list of the minimum data elements required to successfully transmit a claim to CIGNA HealthCare:

      o     Billing provider name, address and tax identification number
      o     Rendering provider name, address and tax identification number
      o Employee number (9 numeric SSN/ID. If not 9 digits, MUST be zero filled to equal 9 digits)
      o     Employee first and last name
      o     Patient first name
      o     Patient date of birth
      o     Patient account number
      o     Diagnosis code
      o     Procedure/Revenue Code
      o     Anesthesia Minutes/Units
      o     Number of days when dates of service are not equal
      o     Billed Amount (cannot be zeros)
      o     Place of Service/Bill Type
      o     First date of injury for accident claims
      o     Date first consulted to verify pre-existing conditions

If the above data elements are not submitted by the provider of service, the Claim Processor must reject the claim back to the MCA for correction and resubmission.

                                   EXHIBIT V.
                        GENTIVA CARECENTRIX SUBSIDIARIES

      o     Gentiva Health Services (USA), Inc.
      o     Gentiva Health Services (Certified), Inc.
      o     Gentiva Certified Healthcare Corp.
      o     New York Healthcare Services, Inc.
      o     QC Medi - New York, Inc.
      o     Quality Care-USA, Inc.
      o     Gentiva Services of New York, Inc.

                                   EXHIBIT VI.
                 GUIDELINES FOR HOME & COMMUNITY CARE SPECIALIST

SUMMARY: Analyzes utilization data, identifying areas for improvement, and provides recommendations to CIGNA Care Center management staff on homecare recovery and treatment. Works with Health Services Director and CIGNA Physician Advisor on the development of action plans to address areas for improvement. Educates and serves as a clinical resource on the safe and appropriate use of home care. Works under moderate supervision.

ESSENTIAL DUTIES AND RESPONSIBILITIES:

Analyzes utilization data, identifying areas for improvement, and provides recommendations to CIGNA Care Center management staff on homecare recovery and treatment. Works with Health Services Director and CIGNA Physician Advisor on the development of action plans to address areas for improvement. Provides regular reports on progress towards resolution.

Educates and serves as a clinical resource on the safe and appropriate use of home care. Provides and/or coordinates training and education for CIGNA staff regarding new services or technology appropriate for the home care setting.

Supports communication and promotion of existing and new programs by CIGNA providers through collaborative relationships with Gentiva CareCentrix vendors located in the same geographic community.

May facilitate communication between CareCentrix, the vendor of service and patients/clients to remove potential barriers on appropriate discharges. Ensures a coordinated discharge plan for CareCentrix services on complex cases.

Supports the CIGNA and Gentiva Provider Relations Teams in ensuring all vendors and providers understand goals related to home health utilization objectives.

Participates in ongoing quality assessment/improvement activities as directed. Tracks and trends all issues and complaints in accordance with joint CIGNA and CareCentrix's quality management programs using both an individual and a population-based issue resolution approach. Provides information that enables root cause analysis and preparation of reports. Assists in identifying opportunities for improvement.

Participates in discussions with other Regional HUB colleagues to review operational processes and procedures and shares best practices among the HUB sites. Participates in local organizations to keep abreast of current developments in the healthcare market.

Participates in special projects and performs related other duties as assigned.

QUALIFICATION REQUIREMENTS: To perform this job successfully, an individual must be able to perform each essential duty satisfactorily. The requirements listed below are representative of the knowledge, skill, and/or ability required. Reasonable accommodations may be made to enable individuals with disabilities to perform the essential functions.

EDUCATION AND/OR EXPERIENCE:

Current RN license in the state of residence plus a minimum of five years experience in homecare or related industry, with an emphasis in managed care carrier relations. Strong understanding of the concepts of utilization management and ability to provide recommendations to managed care carriers. Thorough knowledge of homecare and related federal and state regulations. Excellent communication, decision, and organization skills and including computer skills required.

                                  EXHIBIT VII.
                               PERFORMANCE METRICS
                                      2003

AREAS OF PERFORMANCE        ANNUAL STANDARD OF PERFORMANCE          MAXIMUM RISK

*





*  Confidential Treatment Requested

                                  EXHIBIT VIII
                               REPORTING TIMELINES

--------------------------------------------------------------------------------
          REPORT CATEGORY                          EXPECTED DELIVERY DATES
--------------------------------------------------------------------------------
Annual Quality Program Evaluation              Due Annually in March
--------------------------------------------------------------------------------
Quality Program Description                    Due Annually in March
--------------------------------------------------------------------------------
Quality Workplan                               Due Annually in March
--------------------------------------------------------------------------------
Utilization Management Program Description     Due Annually in March
--------------------------------------------------------------------------------
Utilization Management Workplan                Due Annually in March
--------------------------------------------------------------------------------
Annual UM Program Evaluation                   Due Annually in March
--------------------------------------------------------------------------------
Start of Care Statistics                       Ongoing, Due Quarterly, 45 days
                                               post end of quarter
--------------------------------------------------------------------------------
Telephone Statistics                           Ongoing, Due Quarterly, 45 days
                                               post end of quarter
--------------------------------------------------------------------------------
Complaint Statistics                           Ongoing, Due Quarterly, 45 days
                                               post end of quarter
--------------------------------------------------------------------------------
Credentialed/Recredentialed Providers          Reporting Ongoing, Due Quarterly,
                                               45 days post end of quarter
--------------------------------------------------------------------------------
Terminated Providers                           Ongoing, Due Quarterly, 45 days
                                               post end of quarter
--------------------------------------------------------------------------------
Patient Satisfaction                           Report due Annually, by August
--------------------------------------------------------------------------------
Referral Source Satisfaction                   Annual reporting separated from
                                               the complaint statistics.
--------------------------------------------------------------------------------
Utilization Management Report                  Ongoing, Due Quarterly, 45 days
                                               post end of quarter
--------------------------------------------------------------------------------
Missing Information Report                     Weekly
--------------------------------------------------------------------------------
FFS Qtrly PM/PM Reports                        Ongoing, Due Quarterly, 45 days
                                               post end of quarter
--------------------------------------------------------------------------------
AR--Aging Report                               Bi-Weekly
--------------------------------------------------------------------------------
Weekly Reports (admit, discharge, auths)       Weekly
--------------------------------------------------------------------------------
Pended report for non-urgent FFS               Weekly
authorizations
--------------------------------------------------------------------------------
CIGNA Inclusion / Exclusion Grids              Monthly
--------------------------------------------------------------------------------
CIGNA Capitation Payment Report                Monthly
--------------------------------------------------------------------------------
CIGNA Leakage Report                           Quarterly
--------------------------------------------------------------------------------

                                   EXHIBIT IX
                        SAFE HOMECARE ADMISSION CRITERIA

Acceptance of patients for home care services is to be based on the following criteria, and medical, nursing, psychosocial, and other information provided by the physician responsible for the overall plan of treatment, and other individuals involved in a patients care. Patients will be accepted for care regardless of age, race, color, national origin, religion, sex, disability, being a qualified disabled veteran, being a qualified veteran of the Vietnam era, or any other category protected by law, or decisions regarding advance directives:

1. Adequacy and suitability of personnel and resources to provide service in accordance with the needs of the patient and the physician's Plan of Treatment (if required). Not having adequate or suitable personnel and resources to provide the necessary service(s) does not however relieve MCA from the financial obligation and responsibility to provide such service(s).
2. Attitudes and coping ability of the patient and/ or family towards providing care at home.
3. Reasonable expectation that the patient's overall medical, nursing, rehabilitative, and social needs can be adequately met in his/her place of residence, including a plan to meet any medical emergencies that may arise.
4. Adequate physical facilities in the patient's residence for the safe delivery of service.
5. Availability and willingness of family members or other support services to follow through with the overall plan of care as necessary. The parents or guardians must assume responsibility for the care of a child.
6. Availability and willingness of a primary physician, or authorized professional to provide an overall Plan of Treatment if physician orders are required.
7.    Patient resides within the geographic area serviced by this agreement.
8.    Staff personal safety is not at risk.
9. The following patients are ineligible for admission to home care services (appropriate referrals to treatment facilities or other community resources will be made):
      o Patients with a history of intractable violent behavior or homicidal ideation
      o Patients exhibiting active suicidal behavior or considered a danger to themselves or others
      o     Patients unable to obtain food or shelter
      o     Patients/families persisting in discriminatory job orders

                                    EXHIBIT X
                   REPRESENTED PROVIDER REQUIRED DATA ELEMENTS

Reports shall be provided to CIGNA on a quarterly basis containing the following Provider Data Elements:

      o     PROVIDER NAME
      o     PROVIDER LOCATION/ADDRESS
      o     CITY, STATE AND ZIP
      o     TELEPHONE NUMBER
      o     SERVICE TYPE INDICATOR (HIT, HME, RESP, THH)
      o     MEDICARE A INDICATOR
      o     MEDICARE B INDICATOR
      o     MEDICARE A PROVIDER NUMBER
      o     STATUS
      o     ORIGINAL CREDENTIALING DATE
      o     DATE RECREDENTIALING COMPLETED
      o     TERMINATION DATE
      o     TERMINATION REASON CODE

                                   EXHIBIT XI.
                       JOINT COMPLAINT MANAGEMENT PROCESS

                               COMPLAINT WORKFLOW
                               GENTIVA CARECENTRIX
  (Definition of Complaint: Any expression of dissatisfaction, oral or written)
             Shaded areas are steps in process that involve Gentiva

                           [GRAPHIC OF WORKFLOW CHART]

* Physician calling on behalf of member or vendor calling with issue that has impacted quality of care or service to member
** Real-time Issue--Any issue relating to coordinating and ensuring appropriate current patient service/care.

                               COMPLAINT WORKFLOW
                                CIGNA HEALTHCARE
  (Definition of Complaint: Any expression of dissatisfaction, oral or written)
             Shaded areas are steps in process that involve Gentiva

                           [GRAPHIC OF WORKFLOW CHART]

* Physician calling on behalf of member or vendor calling with issue that has impacted quality of care or service to member
** Real-time Issue--Any issue relating to coordinating and ensuring appropriate current patient service/care.

                                  EXHIBIT XII.
                        2003 STANDARDS FOR DELEGATION OF
                            CREDENTIALING ACTIVITIES

[Any and all capitalized terms not defined herein shall have the same meaning as in the managed care provider agreement between CIGNA and the delegatee (the "Agreement").]

I.    GENERAL CONSIDERATIONS

      A. Delegatee shall be responsible for credentialing and recredentialing all providers permitted to provide Covered Services to Participants under the Agreement (the "Represented Providers"). Delegatee shall not subcontract any of its credentialing and recredentialing responsibilities except with the prior written consent of CIGNA. If delegatee subdelegates credentialing/recredentialing functions to another entity, CIGNA must approve the extent of the subdelegation and review the file oversight conducted by the entity as well as the delegatee's evaluation of the subdelegated organization's credentialing/recredentialing policies and procedures. Any subcontractor approved by CIGNA shall be required to agree in writing to comply with all standards applicable to delegatee with regard to the subcontracted services.

      B. Delegatee shall maintain a credentialing committee comprised of appropriately qualified persons, including primary care and specialist network providers, who shall be responsible for credentialing all Represented Providers.

      C. Delegatee's credentialing/recredentialing program shall be in writing. Such program must be reviewed and approved by delegatee's review body and by CIGNA both prior to the delegation hereunder and annually thereafter. Delegatee shall not materially modify its credentialing/recredentialing program without CIGNA's prior written approval which approval shall not be unreasonably withheld.

      D. Delegatee's credentialing/recredentialing program shall, at a minimum, satisfy the standards of an appropriate accrediting body or set of standards designated by CIGNA (i.e. NCQA, JCAHO, URAC etc.), the requirements established by CIGNA herein and in the Agreement, and any requirements set forth in applicable federal and state laws and regulations.

      E. Delegatee shall maintain adequate professional liability coverage relating to delegatee's credentialing/recredentialing activities. Such coverage shall be consistent with CIGNA standards for such coverage.

      F. CIGNA reserves the right to disapprove, terminate, or suspend any of delegatee's Represented Providers from providing Covered Services to Participants if the Represented Provider does not meet the credentialing requirements set forth herein.

      G. Delegatee shall credential each Represented Provider in accordance with the requirements set forth herein and shall recredential each initially credentialed Represented Provider in accordance with such requirements at least 1) every three years; or 2) as often as is mandated by applicable state or federal law; whichever is more frequent.

      H. For non-contracted home health care providers that may from time to time provide services in order to meet immediate demands, Delegatee shall establish a process acceptable to CIGNA to ensure that Represented Provider has an unrestricted license, as appropriate for the state in which the Represented Provider practices, has adequate professional and general liability insurance coverage and has an acceptable malpractice claims history as indicated through verifying Medicare/Medicaid sanctions or other appropriate reporting agency or data bank identified by CIGNA. Delegatee shall notify CIGNA if a non-credentialed Represented Provider is used to fulfill a service requirement. If a Represented Provider provides services to more than two different parties within a 60 day period, Delegatee must implement a full credentialing process as outlined below with that Represented Provider.

      I. Delegatee shall maintain a process acceptable to CIGNA which audits and evaluates delegatee's performance of its credentialing obligations hereunder. Delegatee shall report to CIGNA the results of any such evaluations, including audits by designated third parties, in a format and in time frames acceptable to CIGNA, and shall promptly correct any deficiencies identified.

      J. CIGNA and applicable governmental regulatory authorities and accrediting bodies shall have the right to audit delegatee's credentialing and recredentialing activities, including delegatee's credentialing and recredentialing files. Delegatee shall cooperate with any such audits. CIGNA's audits shall be conducted at least once a year or as needed. CIGNA will provide delegatee with a written report detailing the findings with respect to any such audits. If such audits reveal any deficiencies, delegatee shall implement policies and/or procedures to address the deficiencies identified in such audit within 60 days of CIGNA's submission of the report detailing such deficiencies. Failure to provide CIGNA with evidence that delegatee has implemented such policies and/or procedures to address any such identified deficiency within the 60 day time period may be cause for revocation of the delegation hereunder or termination of the Agreement.

      K. If CIGNA determines that delegatee cannot meet its credentialing obligations set forth herein, CIGNA may elect to assume responsibility for such activities. If CIGNA elects to assume responsibility for such activities, the rates set forth in the Agreement shall be adjusted to the extent necessary, and delegatee shall cooperate and provide to CIGNA any information necessary to perform such activities.

      L. Delegatee shall maintain appropriate records with respect to all credentialing and recredentialing activities hereunder for the duration of the Agreement and six years thereafter. All information relating to delegatee's credentialing and recredentialing activities hereunder shall be confidential, shall not be disclosed to any third parties except as required by applicable law or to fulfill delegatee's obligations hereunder, and shall be maintained in such a manner so that such information shall be protected from discovery and use in judicial or administrative proceedings to the fullest extent possible under applicable law, including, but not limited to, applicable state peer review laws. In the event that delegatee receives a subpoena, civil investigative demand or other similar process requesting disclosure of information relating to its credentialing and recredentialing activities hereunder, delegatee shall immediately notify CIGNA of such subpoena, demand or process so as to afford CIGNA with an adequate opportunity to seek an appropriate protective order should it choose to do so.

      M. This exhibit and all information provided by CIGNA to delegatee pertaining to CIGNA's delegation of credentialing activities to delegatee is confidential and proprietary information and subject to the protections set forth in the confidentiality provision contained in the Agreement. In the event that delegatee receives a subpoena, civil investigative demand or other similar process requesting disclosure of such confidential and proprietary information, delegatee shall immediately notify CIGNA of such subpoena, demand or process so as to afford CIGNA with an adequate opportunity to seek an appropriate protective order should it choose to do so.

      N. Delegatee shall indemnify, defend and hold harmless CIGNA and its affiliates from and against any and all liability, fines, penalties, damages and expense, including reasonable defense costs and legal fees, incurred by CIGNA or its affiliates in connection with claims or actions of any nature, governmental examinations, enforcement actions or other administrative proceedings arising from delegatee's failure to perform its obligations under these Standards.

II.   CREDENTIALING REQUIREMENTS

      A. Delegatee will ensure that all Represented Providers are in compliance with the delegatee's credentialing requirements, which, at a minimum, shall include those requirements set forth below. In addition, delegatee will meet all timelines for requirements as required by CIGNA. Any exceptions to the credentialing requirements set forth below must be approved by CIGNA prior to the Represented Provider providing Covered Services to CIGNA Participants. Any such requests for exceptions shall only be forwarded to CIGNA for review after delegatee's credentialing committee has completed its review of the provider. Delegatee shall forward to CIGNA all information required by CIGNA in connection with those providers for whom an exception is requested.

      FACILITY/ANCILLARY PROVIDER CREDENTIALING

      1. The Chief Operating Officer, Administrator or other appropriate designated health care facility or ancillary provider representative shall sign the Represented Provider's application for participation which signature must serve to attest to the accuracy and completeness of the credentials, operational, financial and quality information summarized in the application and must serve as a release authorizing external verification of credentials.

      2. All Represented Providers shall be licensed without restriction and have all licenses necessary to do business in each state in which they are providing services.

      3. All Represented Providers shall maintain appropriate professional and general liability coverage, with minimum limits of liability as acceptable to CIGNA or other, greater, minimum limits that may be required by the state where the Represented Provider is licensed:

            Professional Liability Coverage

            Type of Facility       Per Occurrence         Aggregate
            ----------------       --------------        -----------

               Home Health           $1,000,000           $3,000,000

GENERAL LIABILITY COVERAGE

            Type of Facility       Per Occurrence         Aggregate
            ----------------       --------------        -----------

               Home Health           $1,000,000           $3,000,000

      4. All Represented Providers shall have a satisfactory professional liability history.

      5. The Joint Commission on Accreditation of Healthcare Organizations ("JCAHO") or the American Osteopathic Association must accredit all hospital Represented Providers. The Commission on Accreditation of Rehabilitation Facilities must accredit rehabilitation facilities. JCAHO, the Community Health Accreditation Program or the Accreditation Commission for Health Care, Inc. must accredit home health agencies. Nursing homes must be accredited by JCAHO. JCAHO or the Accreditation Association for Ambulatory Health Care must accredit ambulatory centers for Ambulatory Health Care. The foregoing accreditations shall not be required in those locations where the attainment of the applicable accreditation is not the community standard. In these instances, on-site assessments meeting CIGNA requirements must be conducted. Delegatee may substitute a CMS
            (HCFA) review or a State Department of Health review for the site visit if delegatee obtains the CMS/State Department of Health report and the CMS/State Department of Health review meets CIGNA's standards.

      6. All Represented Providers must maintain an ongoing quality assurance/quality improvement plan designed to monitor and evaluate the quality and appropriateness of patient/resident care, pursue opportunities to improve patient/resident care, and resolve identified problems.

      7. The inclusion of the Represented Provider in CIGNA's provider network must be consistent with CIGNA's business requirements as identified by CIGNA to delegatee.

      8. The delegatee's application for participation shall include satisfactory answers to the following questions:

            Has the Represented Provider ever had or does it currently have:
            a. Revocations, suspensions or sanctions under the Medicare or Medicaid programs?
            b. Professional liability insurance cancellation in the past five years?
            c. General liability insurance cancellation in the past five years?
            d.    State licensing investigations or actions?
            Any "yes" answers must be accompanied by an explanation.

      9. Delegatee will obtain documents as listed below for all Represented Providers as part of their application for participation:
            a.    Current state professional license
            b. Documentation of current state sanctions, restrictions on licensure, or limitations on scope of practice

            c. Documentation of sanction activity by either the Medicare or the Medicaid programs in the past 3 years.
            d. Proof of professional liability and general liability insurance
            e.    The following professional liability information:
                  (1)   The number of pending claims
                  (2) The precise facts of each legal action brought against the Represented Provider in the past six years and the resolution of such action (i.e., withdrawn, dismissed, judgment, or settlement), including the amounts of settlements and judgments.
            f.    Proof of accreditation, if applicable

      B. Delegatee shall require Represented Providers to agree to notify delegatee promptly of any material change in the information on the Represented Provider's application for participation.

      C.    Delegatee shall not credential any provider who:
            1)    Has been denied participating provider status by CIGNA, or
            2) Has had his/her participating provider status terminated by CIGNA for cause
            3) Within the last two (2) years, has terminated a CIGNA Healthcare provider contract. Any requests for credentialing from any such provider shall be forwarded to CIGNA and shall not be acted on further by the delegatee.

FACILITY/ANCILLARY PROVIDER RECREDENTIALING

Delegatee shall recredential every Represented Provider in accordance with the timeframes specified in Section I.G. above employing the same criteria set forth in the facility/ancillary provider credentialing section of this document.

V.    CONFIDENTIALITY OF INDIVIDUALLY IDENTIFIABLE HEALTH INFORMATION

To the extent applicable, delegatee shall comply with all federal and state laws and regulations relating to the confidentiality of medical records and other individually identifiable health information, including, but not limited to, the requirements specified below.

      A.    Definitions Applicable to this Confidentiality Section

      "Confidential Information" shall mean (a) Individually Identifiable Health Information that is (i) transmitted by Electronic Media, (ii) maintained in any medium constituting Electronic Media; or (iii) transmitted or maintained in any other form or medium and (b) any Nonpublic Personal Financial Information, as that term is defined by the NAIC Model Privacy of Consumer Financial and Health Information Regulation (2000) issued pursuant to the Gramm Leach Bliley Act. "Confidential Information" shall not include (i) education records covered by the Family Educational Right and Privacy Act, as amended, 20 U.S.C. Section 1232g and (ii) records described in 20 U.S.C. Section 1232g(a)(4)(B)(iv).

      "Designated Record Set" shall mean a group of records maintained by or for CIGNA or a CIGNA Affiliate that is (i) the medical records and billing records about individuals maintained by or for

      CIGNA or a CIGNA Affiliate, (ii) the enrollment, payment, claims adjudication, and case or medical management record systems maintained by or for a health plan; or (iii) used, in whole or in part, by or for CIGNA or a CIGNA Affiliate to make decisions about individuals. As used herein, the term "Record" means any item, collection, or grouping of information that includes Confidential Information and is maintained, collected, used, or disseminated by or for CIGNA or a CIGNA Affiliate.

      "Electronic Media" shall mean the mode of electronic transmissions. It includes the Internet, extranet (using Internet technology to link a business with information only accessible to collaborating parties), leased lines, dial-up lines, private networks, and those transmissions that are physically moved from one location to another using magnetic tape, disk, or compact disk media.

      "Individually Identifiable Health Information" shall mean information that is a subset of health information, including demographic information collected from an individual, and

      (i) is created or received by a health care provider, health plan, employer, or health care clearinghouse; and

      (ii) relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present or future payment for the provision of health care to an individual; and (a) identifies the individual, or (b) with respect to which there is a reasonable basis to believe the information can be used to identify the individual; and

      (iii) relates to identifiable non-health information including but not limited to an individual's address, phone number and/or Social Security number.

      "Privacy Standards" shall mean (a) the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder, including the Standard for Privacy of Individually Identifiable Health Information, 45 C.F.R. Parts 160 and 164, (b) the Gramm Leach Bliley Act and any applicable regulations governing privacy and confidentiality promulgated thereunder, and (c) other federal or state laws or regulations governing the use, disclosure, confidentiality, security or privacy of Confidential Information or other personally identifiable information.

      "Secretary" shall mean the Secretary of the Department of Health and Human Services.

      B.    USE OF CONFIDENTIAL INFORMATION.

      Delegatee may use Confidential Information to carry out the obligations of delegatee as set forth in the Agreement and these Standards or as required by federal or state law, subject to the provisions of Sections C. through N., below. Delegatee shall ensure that its directors, officers, employees, contractors and agents do not use Confidential Information received from CIGNA or a CIGNA Affiliate in any manner that would constitute a violation of the Privacy Standards if used in a similar manner by CIGNA or a CIGNA Affiliate. Delegatee shall not use Confidential Information for the purpose of creating de-identified information that will be used for any purpose other than to carry out the obligations of delegatee set forth in the Agreement and these Standards or as required by federal or state law.

      C.    DISCLOSURE OF CONFIDENTIAL INFORMATION.

      Delegatee and its directors, officers, employees, contractors and agents shall not disclose Confidential Information received from CIGNA or a CIGNA Affiliate other than as is necessary to carry out the obligations of delegatee as set forth in the Agreement or these Standards or as required by federal or state law, subject to the provisions of Sections C. through N., below. Confidential Information shall not be disclosed in any manner that would constitute a violation of the Privacy Standards if disclosed in a similar manner by CIGNA or a CIGNA Affiliate.

      D.    SAFEGUARDS AGAINST MISUSE OF INFORMATION.

      Delegatee agrees that it will implement all appropriate safeguards to prevent the use or disclosure of Confidential Information in any manner other than pursuant to the terms and conditions of the Agreement and these Standards.

      E.    REPORTING OF DISCLOSURES OF CONFIDENTIAL INFORMATION.

      Delegatee shall, within five (5) days of becoming aware of a loss, a suspected loss, or disclosure of Confidential Information in violation of the Agreement or these Standards by delegatee, its officers, directors, employees, contractors or agents or by a third party to which delegatee disclosed Confidential Information pursuant to Section C. of this Agreement, report any such disclosure to CIGNA's Privacy and Security Officers. This requirement will also apply to any loss, or suspected loss, of Confidential Information.

      F.    AGREEMENTS WITH THIRD PARTIES.

      Delegatee shall enter into an agreement with any agent, subcontractor or other third party that will have access to Confidential Information that is received from, created or received by delegatee on behalf of CIGNA or a CIGNA Affiliate pursuant to which such third party agrees to be bound by the same restrictions, terms and conditions that apply to delegatee with respect to such Confidential Information as set forth in the Agreement and these Standards. Under such agreement, the third party shall (a) provide reasonable assurances that such Confidential Information will be held confidential as provided in the Agreement and these Standards, (b) provide reasonable assurances that such Confidential Information will be disclosed only as required by federal or state law or for the purposes for which it was disclosed to such third party, and (c) immediately notify delegatee of any breaches of the confidentiality of the Confidential Information, to the extent it has obtained knowledge of such breach.

      G.    ACCESS TO INFORMATION.

      Within five (5) business days of a request by CIGNA or a CIGNA Affiliate for access to Confidential Information about an individual contained in a Designated Record Set, delegatee shall make available to CIGNA or a CIGNA Affiliate such Confidential Information for so long as such information is maintained in the Designated Record Set. In the event any individual requests access to Confidential Information directly from delegatee, delegatee may not deny access to the Confidential Information requested. Rather, delegatee shall, within two (2) business days, forward such request to CIGNA.

      H.    AVAILABILITY OF CONFIDENTIAL INFORMATION FOR AMENDMENT.

      Within ten (10) business days of receipt of a request from CIGNA or a CIGNA Affiliate for the amendment of an individual's Confidential Information or a record regarding an individual contained in a Designated Record Set (for so long as the Confidential Information is maintained in the Designated Record Set), delegatee shall provide such information to CIGNA or the CIGNA Affiliate for amendment and incorporate any such amendments in the Confidential Information as required by 45 C.F.R.
      Section 164.526. In the event that the request for the amendment of Confidential Information is made directly to the delegatee, delegatee may not deny the requested amendment. Rather, delegatee shall, within two (2) business days, forward such request to CIGNA.

      I.    AUDIT.

      Upon reasonable notice, CIGNA or a CIGNA Affiliate may audit and inspect delegatee's internal practices and the books and records in delegatee's possession for the purpose of assessing delegatee's use and disclosure of Confidential Information received from CIGNA or a CIGNA Affiliate or created by delegatee on behalf of CIGNA or a CIGNA Affiliate. Such books and records shall be made available to CIGNA or a CIGNA Affiliate for its audit or inspection during regular business hours.

      J.    ACCOUNTING OF DISCLOSURES.

      Within ten business (10) days of notice by CIGNA or a CIGNA Affiliate to delegatee that it has received a request for an accounting of disclosures of Confidential Information regarding an individual during the six (6) years prior to the date on which the accounting was requested, Delegatee shall make available to CIGNA or the CIGNA Affiliate such information as is in delegatee's possession and is required for CIGNA or the CIGNA Affiliate to make the accounting required by 45 C.F.R. Section 164.528. At a minimum, delegatee shall provide CIGNA or the CIGNA Affiliate with the following information: (i) the date of the disclosure, (ii) the name of the entity or person who received the Confidential Information, and if known, the address of such entity or person, (iii) a brief description of the Confidential Information disclosed, and (iv) a brief statement of the purpose of such disclosure that includes an explanation of the basis for such disclosure. In the event the request for an accounting is delivered directly to delegatee, delegatee shall within two (2) business days forward such request to CIGNA. It shall be CIGNA's or the CIGNA Affiliate's responsibility to prepare and deliver any such accounting requested. Delegatee hereby agrees to implement an appropriate recordkeeping process to enable it to comply with the requirements of this Section.

      K.    AVAILABILITY OF BOOKS AND RECORDS.

      Delegatee hereby agrees to make its internal practices, books and records relating to the use and disclosure of Confidential Information received from, created or received by delegatee on behalf of CIGNA or a CIGNA Affiliate available to the Secretary for purposes of determining CIGNA's or a CIGNA Affiliate's and delegatee's compliance with the Privacy Standards.

      L.    MAINTENANCE AND DESTRUCTION OF RECORDS AFTER TERMINATION.

      Upon termination of the Agreement and at CIGNA's sole option, delegatee shall be required to either a) return to CIGNA or a CIGNA Affiliate all Confidential Information received from, created or received on behalf of CIGNA or a CIGNA Affiliate in all forms without retaining any copies; or
      b) maintain all such Confidential Information consistent with the requirements of this Section V. for the period of time such information is required to be maintained by applicable law after which time delegatee shall destroy all such information in all forms maintained and shall not retain any copies of such information, or, if such destruction is not feasible, extend the protections of this Section V. to such information and limit further uses and disclosures to those purposes that make the return or destruction of such information infeasible.

      M.    AUTHORIZATION TO TERMINATE.

      Delegatee hereby authorizes CIGNA to terminate the Agreement if CIGNA determines that delegatee has violated a material term of this Section V.

      N.    Indemnification

      Delegatee will defend, indemnify and hold harmless CIGNA and its affiliates and their directors, officers, and employees from any claims, loss, cost (including reasonable attorneys' fees and court costs) or liability resulting from delegatee's breach of this Section V.

Delegatee acknowledges receipt of CIGNA's above Standards and, in accordance with the Agreement, will comply with the terms and conditions set forth herein.

----------------------------------
Delegatee's Name

By
   -------------------------------
Its
   -------------------------------

(insert CIGNA entity on provider agreement with delegatee (i.e. healthplan name or Connecticut General Life Insurance Company)________________

By
   -------------------------------
Its
   -------------------------------

                                  EXHIBIT XIII.
                               DME GUIDELINES GRID

DURABLE MEDICAL EQUIPMENT (DME) is defined as equipment that can stand repeated use, is primarily and customarily used to serve a medical purpose, and is generally not useful to a person in the absence of an illness or injury. DME items have the following characteristics:

1.    The equipment is prescribed by a physician;
2.    The equipment meets the definition of DME;
3. The equipment is necessary and reasonable for the treatment of a patient's illness or injury.
4. The equipment is manufactured primarily for use in the home environment but is not limited to use in the home. Portable equipment for use outside the home may be covered as an alternative to a stationery unit when the cost of the portable unit is equal to or less than the stationery unit and the member's medical condition supports the need for the equipment periodically outside the home setting. Equipment intended for extended use in the home, but which is appropriately delivered for use and education in an inpatient environment for up to five days will be delivered to the member either in the inpatient environment prior to discharge , or in the member's home prior to an admission. Ventilators will be provided in the inpatient setting for up to two week prior to a member's discharge to home.
5. Institutional equipment requested by CIGNA to be provided by Gentiva in an inpatient facility for use in the facility when the equipment is not part of the discharge plan for use in the member's home, or when the member is not a permanent resident of the facility, is not covered under the member's DME benefit. Initial attempts should be made to have the facility provide the equipment as part of their facility charges. When this cannot be accomplished, Gentiva will contact contracte vendors to obtain the requested equipment for CIGNA on a DISCOUNT FFS basis. If the health plan is not available to issue the FFS authorization (week-ends and after hours) the request will be sent to the health plan and it is expected that a FFS authorization number will be issued by the health plan. It should be noted that Home Medical Equipment vendors do not have all institutional type equipment in stock and there may be a need to special order the equipment

HOME: The home is defined as either the member's home; the home of a family member or primary care giver within the national CIGNA/ Gentiva service area. Member's who have been permanently admitted to an inpatient skilled nursing facility or inpatient hospice and who have changed their home address to that of the SNF or hospice will have the SNF or hospice defined as their home. DME covered under cap in the home would be covered under cap in these facilities.

PRODUCTS. A listing of the most common items, or group of items, that are or may be perceived as home medical equipment. This listing, while reasonably complete is not intended to quantify the entire spectrum of products that may be considered DME either now or in the future. Installation of equipment that requires attachment to the structure of the home or making home modifications (construction/renovation) is not the responsibility of GENTIVA Care Centrix.

COVERAGE CRITERIA. Conditions under which DME coverage is justified. These guidelines are a combination of Medicare guidelines, CIGNA benefit interpretations, and DME industry standards. Equipment noted as "not covered" only refer to coverage under the DME capitation, but may be covered under other benefit plans such as pharmacy, consumable medical supplies, external prosthetic appliances or hospital benefits. EFFORTS SHOULD BE MADE TO PROVIDE "NOT COVERED" ITEMS ON A DISCOUNT FEE FOR SERVICE BASIS TO ASSIST IN MEETING CIGNA

AND PATIENT'S NEEDS. ITEMS MAY HAVE SEPARATE COVERAGE GUIDELINES NOTED FOR MEDICARE COVERAGE ISSUES AND ARE IDENTIFIED BY ITALICS.

HCPC. Medicare HCFA Common Procedure Coding system. For reference only, note that the existence of a Medicare code does not indicate coverage or reimbursement acceptance.

DIAGNOSIS. These are typical diagnosis indicated for each type of DME; this list is a general guideline and is not exhaustive of all potential qualifying diagnosis.

SITE OF SERVICE, TRAINING AND SUPPLIES. A listing of common industry practices that are the minimal accepted levels noting how equipment is to be delivered to the patient (or picked up), who is responsible for patient education and how it is accomplished, and which accessories and supplies are included in the DME benefit. Minimum standards will be adjusted on a state by state basis to meet legal and regulatory requirements. Supplies listed as included reflect capitated coverage only, fee for service and Medicare will generally pay additional charges for supplies used with CPAP, BiPAP, ventilators, enteral pumps, suction pumps, and CPM.

BRAND SUPPLIED. When completed, it will list typical manufacturers and their model numbers as specific examples of items provided for these product descriptions, but are not considered inclusive of all products that could be offered. If there is an established clinical need for a model number or product other than those listed it will be considered under capitated coverage.

RENT/PURCHASE. Used internally at GENTIVA CareCentrix to determine the appropriate time to make the financial decision when it is more cost effective to purchase equipment versus ongoing rental. Patients' diagnosis, prognosis, level of care and equipment maintenance needs will be the key factors. All discount FFS equivalent rental amounts will be applied to the purchase price of any purchased equipment.

COVERAGE STATEMENTS FOR GENERAL CATEGORIES. General policies for coverage of items that may fall under multiple benefits are listed beginning on page 39, are unique in their requirements, or are generally excluded from all coverage. Many of these items can be purchased at local drug stores, hardware stores or retail outlets.

                           SITE OF SERVICE DEFINITIONS

CATEGORY I (PRODUCT ONLY) - Delivered to patients home by small package delivery service (i.e. UPS or U.S. mail) is an acceptable site of service if:

Consumer agrees to small package delivery via telephone or in writing.

1. Meets patients or caregivers requirements for timeliness, same day delivery may incur additional charges;
2.    Is a purchase item only;
3.    Requires minimal or no assembly;
4. Setup and training can be easily accomplished via written (or video) instruction;
5.    Is a supply reorder; and
6.    Is easily transported and can sustain shipping and handling.

CATEGORY II (PRODUCT AND SERVICE, OUTPATIENT) - Items can be picked up at DME provider or from PCP (consigned from contracted DME provider) location if:

1.    It meets the patients or caregivers requirements for timeliness;
2. Requires specialized fitting and measurement that can be best accomplished in a professional environment;
3.    May be a stat or rush order;
4. Needs minimal patient or caregiver training (or training completed at physicians office);
5.    Requires a written physician order upon pickup;
6.    Can easily be transported;
7.    Includes all category I items.

CATEGORY III (PRODUCT AND SERVICE AT PATIENTS HOME) - Delivered by DME company employee (clinical staff if noted) to patients residence if:

1.    Patient or caregiver training required;
2.    Clinical assistance required;
3.    Is too bulky for easy transport;
4.    Is considered a hazardous material;
5.    Is a stat or rush order (may apply to all categories)
6.    Requires installation and setup;
7.    Requires an environmental site inspection;
8. Includes category II items where customer pickup cannot be accomplished; This option may include delivery to physician office or hospital.

------------------------------------------------------------------------------------------------------------------------
                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
AMBULATORY EQUIPMENT
------------------------------------------------------------------------------------------------------------------------
                o    NOTE:
                o    MORE THAN ONE PIECE OF AMBULATORY
                     EQUIPMENT MAY BE APPROPRIATE IF
                     MEMBER IS EXPECTED TO IMPROVE
                     DURING REHABILITATION OR IF THE
                     DIAGNOSIS AND/OR PROGNOSIS
                     INDICATES DETERIORATION IN MEDICAL
                     CONDITION.
CANE            o    Patient has impaired ambulation and    E0100   -Joint pain                    Category I
OR                   there is potential for ambulation.     E0105   -Osteoarthritis
QUAD CANE       o    Replacement may be available due to            -Osteoporosis
                     patient growth (children) Or change            -Rheumatoid arthritis
                     in the medical condition.                      -Parkinson's disease
                                                                    -Multiple sclerosis (ms)
                                                                    -Congestive heart failure
                                                                    -Cerebral palsy
                                                                    -Intracerebral  hemorrhage
------------------------------------------------------------------------------------------------------------------------
CRUTCHES        o    Patient has impaired ambulation and    E0112   -Fracture of: Ankle, knee,     Category I
                     there is potential for ambulation.     E0114    femur or foot
                o    Replacement may be available due to    E0110   -Cerebral palsy
                     patient growth (children) And          E0111   -Joint pain
                     change in medical condition.
------------------------------------------------------------------------------------------------------------------------
WALKERS         o    Patient has impaired ambulation and    E0130   -Fracture of: Tibia, fibula,   Category I
                     there is potential for ambulation               ankle, knee, or foot.
                     and requires additional stability              -Rheumatoid arthritis
                     not provided by canes and crutches.            -Parkinson's disease
                o    Baskets, trays, and cup holders are            -Multiple sclerosis (ms)
                     considered convenience items and               -Congestive heart failure
                     are not covered.                               -Cerebral palsy
                o    Replacement is available for any               -Intracerebral hemorrhage
                     covered DME item for growth or                 -Severe neurological
                     change in medical condition.                    disorder

-------------------------------------------------
                    USUAL
                    BRAND             RENT -
  PRODUCTS         SUPPLIED          PURCHASE
-------------------------------------------------
AMBULATORY EQUIPMENT
-------------------------------------------------





CANE            Guardian xxxx      Purchase only
OR              Guardian xxxx
QUAD CANE





-------------------------------------------------
CRUTCHES         Guardian xxxx     Purchase only
                  Lumex xxxx



-------------------------------------------------
WALKERS          Guardian xxxx     Purchase only
                  Lumex xxxx





-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
WALKER          o    Patient has impaired ambulation and    E0143   -Obesity                       Category I
WITH WHEELS          there is potential for ambulation.             -Muscular dystrophy (MD)
                o    Patient requires additional                    -Rheumatoid arthritis
                     stability not provided by canes and            -Parkinson's disease
                     crutches.                                      -Multiple sclerosis (ms)
                o    Wheeled feature approved if patient            -Congestive heart failure
                     lacks the strength to lift the                 -Cerebral palsy
                     walker.                                        -Intracerebral hemorrhage
                o    Baskets, trays, and cup holders are            -Fractures of: tibia,
                     considered convenience items and                fibula, ankle, knee or
                     are not covered.                                foot.
                o    Replacement is available due to
                     patient growth or change in medical
                     condition..
------------------------------------------------------------------------------------------------------------------------
HEAVY DUTY,     Generally not covered, May be covered       E0147   -Gross Obesity                 Category II
MULTIPLE        only:                                               -Severe neurologic disorders
BRAKING         o    when patient has severe neurologic
SYSTEM, WHEEL        disorders or;
RESISTANCE      o    restricted use of one hand.
WALKER               Baskets, trays and cup holders are
                     not covered.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED         PURCHASE
-------------------------------------------------
WALKER             Guardian          Purchase only
WITH WHEELS          XXXX
                  Lumex XXXX




-------------------------------------------------
HEAVY DUTY,         Guardian       Purchase only
MULTIPLE             Lumex
BRAKING          Winnie walker
SYSTEM, WHEEL        Etac
RESISTANCE          Invacare
WALKER

-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                   SITE OF SERVICE,
  PRODUCTS                  COVERAGE CRITERIA               HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
AMBULATORY EQUIPMENT, CONTINUED
------------------------------------------------------------------------------------------------------------------------
WHITE CANE      Not stocked by DME suppliers. Provided
                by the Association for the Blind. Refer
                the requestor to the local Association
                for the Blind.
------------------------------------------------------------------------------------------------------------------------
AMBULATORY      Pads, grips and tips are included with      A4635
EQUIPMENT       the initial provision of equipment.         A4636
ACCESSORIES     Replacement supplies included for NORMAL    A4637
                wear & tear.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
COMMODES
------------------------------------------------------------------------------------------------------------------------
COMMODE,        Patient must be confined to:                E0163   -Obesity                       Category I
STANDARD OR                                                         -Muscular dystrophy (MD)
THREE IN ONE    o    one level of their home environment            -Rheumatoid arthritis
                     where there is no bathroom on that             -Parkinson's disease
                     floor.                                         -Multiple sclerosis (ms)
                o    Unable to ambulate without the                 -Congestive heart failure
                     assistance of a walker or cane.                -Cerebral palsy
                o    Unable to transition from sitting              -Intracerebral hemorrhage
                     to standing without stand-by assist            -Fractures of: tibia,
                o    Padded commodes are appropriate                 fibula, ankle, knee or
                     for people with decubiti/ severe                foot.
                     emaciation..                                   -Hemiplegia
------------------------------------------------------------------------------------------------------------------------
COMMODE         Drop arm commodes are covered when:         E0165   Same as above                  Category I
DROP ARM        o    Special requirements exist
                     necessitating the feature to be
                     used to facilitate patient
                     transfers or;
                o    if the patient requires extra
                     width.
------------------------------------------------------------------------------------------------------------------------
COMMODE,        Not covered, wheeled commode chairs are     E0164                                  Category II
WHEELED OR      not considered medically necessary.         E0166
ALL PURPOSE
------------------------------------------------------------------------------------------------------------------------
SITZ BATH       Patient has infection or injury of          E0160   Hemorrhoids                    Category I
                perineal area.                              E0161   Pilonidal cyst
                                                                    Post- delivery lacerations
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
AMBULATORY EQUIPMENT, CONTINUED
-------------------------------------------------
WHITE CANE



-------------------------------------------------
AMBULATORY                         Purchase only
EQUIPMENT
ACCESSORIES

-------------------------------------------------

-------------------------------------------------
COMMODES
-------------------------------------------------
COMMODE,         Guardian XXX      Purchase only
STANDARD OR       Lumex XXX
THREE IN ONE     Invacare XXX
                  Temco XXX




-------------------------------------------------
COMMODE             Guardian       Purchase only
DROP ARM             Lumex




-------------------------------------------------
COMMODE,                                 .
WHEELED OR
ALL PURPOSE
-------------------------------------------------
SITZ BATH            Duromed       Purchase only
                  Graham Field

-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                   SITE OF SERVICE,
  PRODUCTS                  COVERAGE CRITERIA               HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
HOSPITAL BEDS & ACCESSORIES
------------------------------------------------------------------------------------------------------------------------
HOSPITAL BED    Manual beds are no longer provided. See
MANUAL,         guidelines for semi-electric beds.
FIXED HEIGHT
WITH
SIDE-RAILS
AND
MATTRESS.
------------------------------------------------------------------------------------------------------------------------
HOSPITAL BED    Manual beds are no longer provided. See
MANUAL,         guidelines for semi-electric beds.
VARIABLE
HEIGHT
WITH
SIDE-RAILS
AND
MATTRESS.
------------------------------------------------------------------------------------------------------------------------
HOSPITAL BED,   o    Patient requires a hospital bed for    E0260   Acute cardio pulmonary         Category III
SEMI-ELECTRIC        use of traction equipment that can             conditions,
WITH manual          only be used with a hospital type              Arthritis,
height               bed. Or,                                       Back disorders,
adjustment      o    Patient requires specific position             Neuromuscular or
SIDE-RAILS           of the body as part of a medical               Cerebrovascular disorders
AND MATTRESS         treatment plan or pain relief for              such as MS, MD, CP, CVA
                     at least one month. Or,                        Fractures
                o    Patient requires immediate and/or              Guilliam Barre
                     frequent changes in body position              Paralysis
                o    Patient is unable to independently             Polio
                     turn or get out of bed without                 Lower extremity injury.
                     assistance of elevating head of                Coma.
                     bed, bed rails or trapeze bar                  Decubitus ulcers
                o    Patient is unable to toilet                    Extreme weakness
                     independently
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND            RENT -
  PRODUCTS          SUPPLIED         PURCHASE
-------------------------------------------------
HOSPITAL BEDS & ACCESSORIES
-------------------------------------------------
HOSPITAL BED
MANUAL,
FIXED HEIGHT
WITH
SIDE-RAILS
AND
MATTRESS.
-------------------------------------------------
HOSPITAL BED
MANUAL,
VARIABLE
HEIGHT
WITH
SIDE-RAILS
AND
MATTRESS.
-------------------------------------------------
HOSPITAL BED,    Invacare XXX          Same as
SEMI-ELECTRIC     Joerns XXX            above
WITH manual      Smith Davis
height               XXX
adjustment
SIDE-RAILS
AND MATTRESS




-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                   SITE OF SERVICE,
  PRODUCTS                  COVERAGE CRITERIA               HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
HOSPITAL BEDS & ACCESSORIES, CONTINUED
------------------------------------------------------------------------------------------------------------------------
HOSPITAL BED,   A full electric bed is covered only in      E0265   Stroke with hemiplegia         Category III
FULL ELECTRIC   those instances where the member's                  Paraplegia
WITH            medical condition requires  complete                Qaudraplegia
SIDE-RAILS      care, or extensive skilled services,                Guilliam Barre
AND             and the member is on a regimen of                   Severe advanced
MATTRESS        complete bedrest. or is a full lift from            neuromuscular disease.
                bed to chair.
------------------------------------------------------------------------------------------------------------------------
HOSPITAL BED    Covered if the patient meets the basic      E0305   Same as above                  Category III
SIDE-RAILS,     requirements for a hospital bed and         E0310
FULL OR         condition requires side rails.
HALF LENGTH
------------------------------------------------------------------------------------------------------------------------
SIDE-RAILS,     Not covered, not primarily medical in
HOMESTYLE       nature.
------------------------------------------------------------------------------------------------------------------------
OVERBED         Not covered, comfort or convenience         E0274
TABLE           item, not primarily medical in nature.
------------------------------------------------------------------------------------------------------------------------
TRAPEZE         o    Covered if the requirements for a      E0910   Hemiplegia                     Category III
BARS,                hospital bed are met and;                      Lumbago
                o    Patient has a specific condition               Osteoporosis
                     (osteoporosis, hemiplegia)and                  Sciatica
                     confined to bed AND;                           Senile dementia
                o    patient needs to sit up due to a               Spondylosis, lumbosacral
                     respiratory condition OR;
                o    needs to change body position due
                     to medical condition OR;
                o    provide assistance getting in and
                     out of bed.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND            RENT -
  PRODUCTS          SUPPLIED         PURCHASE
-------------------------------------------------
HOSPITAL BEDS & ACCESSORIES, CONTINUED
-------------------------------------------------
HOSPITAL BED,
FULL ELECTRIC
WITH
SIDE-RAILS
AND
MATTRESS

-------------------------------------------------
HOSPITAL BED        Invacare       Same as above
SIDE-RAILS,          Lumex
FULL OR              Temco
HALF LENGTH       Smith Davis
-------------------------------------------------
SIDE-RAILS,
HOMESTYLE
-------------------------------------------------
OVERBED
TABLE
-------------------------------------------------
TRAPEZE              Lumex         Same as above
BARS,               Invacare
                     Temco




-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
HOSPITAL BEDS & ACCESSORIES, CONTINUED
------------------------------------------------------------------------------------------------------------------------
TRACTION        o    Covered if patient has orthopedic      E0840   Back disorder                  Category II, training
EQUIPMENT            impairment requiring traction          E0850   Backache, unspecified          on equipment setup is
                     equipment, which prevents              E0860   Disc, intervertebral           done by patient
                     ambulation during its period of                disorder                       service technician.
                     use. (Collars and supports usable      E0870   Lumbago                        Supplies such as
                     during ambulation would                E0880   Osteoporosis                   pelvic belt, head
                     be considered under O&P benefit.)      E0900   Sciatica                       halter, rope, and
                o    Systems such as Pronex, Saunders,              Spine, cervical disorder       weight bag included.
                     Granberg, and Lossing are not
                     covered unless a standard brand
                     (see column 6) traction has been
                     tried and shown to be ineffective.
------------------------------------------------------------------------------------------------------------------------
FRACTURE        o    Covered if patient meets               E0920   Same as above                  Category III
FRAME                requirements for trapeze bar           E0930
                     and /or traction equipment             E0946
                                                            E0947
                                                            E0948
------------------------------------------------------------------------------------------------------------------------
BED BOARD       Not covered, not medical in nature          E0273                                  Category I
------------------------------------------------------------------------------------------------------------------------
BED CRADLE      Covered for burn patients or other          E0280                                  Category I
                medical/surgical situations where
                contact with bed linens should be
                limited, such as extensive skin graft
------------------------------------------------------------------------------------------------------------------------
PADS FOR        Not covered, a comfort item not
SIDERAILS       primarily medical in nature.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND            RENT -
  PRODUCTS          SUPPLIED         PURCHASE
-------------------------------------------------
HOSPITAL BEDS & ACCESSORIES, CONTINUED
-------------------------------------------------
TRACTION            Invacare       Purchase only
EQUIPMENT           Duromed
                 Graham field




-------------------------------------------------
FRACTURE            Invacare         Same as
FRAME                              hospital bed



-------------------------------------------------
BED BOARD
-------------------------------------------------
BED CRADLE          Guardian
                  (blanketeze)


-------------------------------------------------
PADS FOR
SIDERAILS
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC    EXAMPLE OF DIAGNOSES           TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
PATIENT LIFTING DEVICES
------------------------------------------------------------------------------------------------------------------------
PATIENT         o    If transfer between bed and chair      E0630                                  Category III,
LIFTS/Hoyer          or commode requires the full                   Acute cardio-pulmonal          training and setup on
type.                assistance of more than one person             Alzheimer's disease            equipment is done by
                     who routinely lives in the home and            Arthritis                      patient service
                     is responsible for providing care              Back disorders                 technician. Sling or
                                                                    CP, MS, MD, COPD               seat for lift is
                                                                    Cerebrovascular accident       included. Bathing
                                                                    Chronic brain syndrome         accessories and scale
                                                                    Coma, decubitis ulcers         are not covered.
                                                                    Diabetes w/complications
                                                                    Emphysema
                                                                    Fractures
                                                                    Guillain barre syndrome
                                                                    Heart, post myocardial
                                                                    infarction
                                                                    Lung disease
                                                                    Myasthenia gravis
                                                                    Paraplegia, quadriplegia
                                                                    Parkinson's disease
                                                                    Polymyositis
                                                                    Spine, cervical injuries
------------------------------------------------------------------------------------------------------------------------
BATHTUB LIFT    Not covered, only standard Hoyer            E0625
                lift is covered..See above.
------------------------------------------------------------------------------------------------------------------------
PATIENT LIFT,   Not covered, institutional item not         E0635
ELECTRIC        suitable for home use.
------------------------------------------------------------------------------------------------------------------------
SEAT LIFT       Not covered, not primarily medical in       E0627   Osteoarthritis                 Category III
CHAIR           nature.                                             Rheumatoid arthritis
                                                                    Muscular dystrophy
                                                                    Central nervous system &
                                                                    degenerative disease
------------------------------------------------------------------------------------------------------------------------
STAIR OR        Not covered, convenience item which is
PORCH LIFT      not primarily medical in nature.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND            RENT -
  PRODUCTS          SUPPLIED         PURCHASE
-------------------------------------------------
PATIENT LIFTING DEVICES
-------------------------------------------------
PATIENT             Guardian      Rent initially,
LIFTS/Hoyer           Lumex         if patients'
type.               Invacare        condition is
                                    stable and
                                     long term
                                   (longer than 1
                                    year) then
                                     purchase
                                     should be
                                     considered.




-------------------------------------------------
BATHTUB LIFT

-------------------------------------------------
PATIENT LIFT,
ELECTRIC
-------------------------------------------------
SEAT LIFT            Pride
CHAIR                Penox
                      ADI
                     Golden
                  technologies
-------------------------------------------------
STAIR OR
PORCH LIFT
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                  COVERAGE CRITERIA               HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
STANDING        Prone standers are covered for Cerebral             Covered limited to diagnosis
TABLE or        Palsy, or other advanced neuro-muscular             of Cerebral Palsy or other
PRONE           degenerative disease when requested as              advanced neuro-muscular
STANDER         part of a physical or occupational                  degenerative disease when
                therapy program. Or as replacement due              requested as part of a
                to growth or change in condition                    physical or occupational
                                                                    therapy program or
                                                                    replacement due to growth or
                                                                    change in conditon.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DECUBITIS CARE EQUIPMENT
------------------------------------------------------------------------------------------------------------------------
FLOTATION       o    Covered if patient has or is           E0196                                  Category III
MATTRESS,            highly susceptible to decubitis        E0187   Acute cardio-pulmonal
GEL AND              ulcers and the PCP will be                     Alzheimer's disease
WATER                supervising the equipment's use in             Arthritis
                     connection with the course of                  Back disorders
                     treatment;                                     CP, MS, MD, COPD
                o    Bed or chair confinement may                   Cerebrovascular accident
                     demonstrate the need for equipment.            Chronic brain syndrome
                                                                    Coma, decubitis ulcers
                                                                    Diabetes w/complications
                                                                    Emphysema
                                                                    Fractures
                                                                    Guillain barre syndrome
                                                                    Heart, post myocardial
                                                                    infarction
                                                                    Lung disease
                                                                    Myasthenia gravis
                                                                    Paraplegia, quadriplegia
                                                                    Parkinson's disease
                                                                    Polymyositis
                                                                    Spine, cervical injuries
------------------------------------------------------------------------------------------------------------------------
DRY PRESSURE    Same as floatation mattress                 E0184   Same as above                  Category III
MATTRESS
------------------------------------------------------------------------------------------------------------------------
DRY PRESSURE    Considered a consumable and comfort item    E0199                                  Category I
PAD FOR         and is not a covered benefit. .
MATTRESS
(EGGCRATE)
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                    USUAL
                    BRAND             RENT -
  PRODUCTS         SUPPLIED          PURCHASE
-------------------------------------------------
STANDING
TABLE or
PRONE
STANDER




-------------------------------------------------

-------------------------------------------------
DECUBITIS CARE EQUIPMENT
-------------------------------------------------
FLOTATION             Lumex        Rent only
MATTRESS,             Lotus
GEL AND           Graham field
WATER





-------------------------------------------------
DRY PRESSURE     BG industries     Rent only
MATTRESS         Span America
-------------------------------------------------
DRY PRESSURE
PAD FOR
MATTRESS
(EGGCRATE)
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
ALTERNATING     Same as flotation mattress.                 E0180   Same as above                  Category III
PRESSURE
PUMP AND PAD

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DECUBITIS CARE EQUIPMENT, CONTINUED
------------------------------------------------------------------------------------------------------------------------
ALTERNATING     Covered if the following criteria are       E0277   Same as above                  Category III
PRESSURE        met :
MATTRESS             a) criterion 1,2 & 3
                     b) criterion 4, or
                     c) criterion 5 & 6
                1. Multiple stage II pressure ulcers
                located on the trunk or pelvis;
                2. Patient has been on a comprehensive
                ulcer treatment program for at least
                the past month which has included the
                use of an appropriate group I (above
                items) support surface;
                3. The ulcers have worsened or remained
                the same over the past month;
                4. Large or multiple stage III or iv
                pressure ulcers on the trunk or pelvis;
                5. Recent myocutaneous flap or skin
                graft for a pressure ulcer on the trunk
                or pelvis (within 60 days);
                6. Patient has been on a group 2 or 3
                support service immediately prior to a
                recent discharge from hospital or
                nursing facility (within 30 days).
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
ALTERNATING          Grant         Rent only
PRESSURE             Gaymar
PUMP AND PAD       Huntleigh
                   Bioclinic
-------------------------------------------------

-------------------------------------------------
DECUBITIS CARE EQUIPMENT, CONTINUED
-------------------------------------------------
ALTERNATING        Huntleigh       Rental only
PRESSURE           Bioclinic
MATTRESS              KCI






-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                  COVERAGE CRITERIA               HCPC    EXAMPLE OF DIAGNOSES           TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
DECUBITIS CARE EQUIPMENT, CONTINUED
------------------------------------------------------------------------------------------------------------------------
Roho or Rik     Same as above                               K0413   Same as above                  Category III
MATTRESS
------------------------------------------------------------------------------------------------------------------------
Air Mattress    Air mattress overlays are covered only
Overlays        when the overlay fits the bed the member
                has in their home, and the cost of the
                overlay alone, does not exceed the cost
                of the standard air mattress .
------------------------------------------------------------------------------------------------------------------------
POWERED AIR     Same as above                               E0193   Same as above                  Category III
FLOTATION
BED (LOW AIR
LOSS)
------------------------------------------------------------------------------------------------------------------------
AIR FLUIDIZED   GSA excludes air fluidized beds from the    E0194   Same as above                  Category III
BED             benefit. Not covered.
------------------------------------------------------------------------------------------------------------------------
HYPERBARIC      Not covered as home durable medical
CHAMBER         equipment.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
DECUBITIS CARE EQUIPMENT, CONTINUED
-------------------------------------------------
Roho or Rik          Crown         Rental only
MATTRESS              Rik
-------------------------------------------------
Air Mattress
Overlays



-------------------------------------------------
POWERED AIR        Huntleigh       Rental only
FLOTATION          Bioclinic
BED (LOW AIR         & KCI
LOSS)
-------------------------------------------------
AIR FLUIDIZED         KCI          Rental only
BED
-------------------------------------------------
HYPERBARIC
CHAMBER
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC    EXAMPLE OF DIAGNOSES           TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
WOUND                   Negative Pressure Wound Therapy
VACUUM                  or Vacuum-Assisted Closure,                 COVERAGE LIMITED TO THE
DEVICES                 including a FDA-approved pump               FOLLOWING DIAGNOSES:
                        (i.e., VAC(R), Kinetic Concepts
                        Inc., San Antonio, TX) and                  CHRONIC STAGE III OR STAGE
                        supplies, may be covered when               IV PRESSURE ULCERS OR,
                        the treating physician's request
                        and supporting documentation                CHRONIC DIABETIC NEUROPATHIC
                        establish the following:                    ULCERS, OR

                                                                    COMPLICATIONS OF A
                o    The ulcer, as described below,                 SURGICALLY CREATED WOUND
                     demonstrates a lack of improvement*            (e.g., DEHISCENCE) OR A
                     despite:                                       TRAUMATIC WOUND

                     1.   Treatment with the following
                          complete wound therapy program:

                          o    At least weekly visits
                               with written documentation
                               in the member's medical
                               record of evaluation and
                               care by a licensed medical
                               professional and at least
                               monthly documentation of
                               the wound's measurements;
                               AND
                          o    Application of moist
                               topical dressings; AND
                          o    Serial sharp, chemical
                               and/or mechanical
                               debridement of necrotic
                               tissue as appropriate;
                               AND

                          o    Provision for adequate
                               nutritional status as
                               documented by a serum
                               albumin of > 3.0 g/dl
                               during the month prior to
                               the use of negative
                               pressure wound therapy.

                                                     AND

                     1.   The member has one of the
                          following:

                     a)   CHRONIC STAGE III OR STAGE IV
                          PRESSURE ULCERS; AND

                          o    The ulcer has demonstrated
                               a lack of improvement* and
                               remains full thickness
                               despite consistent
                               application of all of the
                               following for at least the
                               last two (2) continuous
                               months prior to initiating
                               vacuum-assisted wound
                               closure:
                          o    The member has been
                               appropriately turned and
                               positioned; AND
                          o    The member has used an
                               appropriate pressure
                               relief device (e.g., low
                               air loss bed, alternating
                               pressure mattress) for
                               pressure ulcers on the
                               posterior trunk or pelvis;
                               AND
                          o    The member's moisture and
                               incontinence have been
                               appropriately maintained.

                                                      OR

                     a)   CHRONIC DIABETIC NEUROPATHIC
                          ULCERS; AND

                          o    The ulcer has demonstrated
                               a lack of improvement*
                               despite the consistent
                               application of all of the
                               following for at least the
                               last two (2) continuous
                               months prior to initiating
                               vacuum-assisted wound
                               closure:
                          o    The member has been on a
                               comprehensive diabetic
                               management program; AND
                          o    The member has had
                               appropriate foot care,
                               including an attempt to
                               reduce pressure on a foot
                               ulcer; AND
                          o    The member has been
                               non-weight bearing as
                               appropriate.

                                                      OR

                     a)   CHRONIC VENOUS STASIS ULCERS;
                          AND

                          o    The ulcer has demonstrated
                               a lack of improvement*
                               despite the consistent
                               application of all of the
                               following for at least the
                               last two (2) continuous
                               months prior to initiating
                               vacuum-assisted wound
                               closure:
                          o    Compression
                               garments/dressings have
                               been consistently applied;
                               AND
                          o    Leg elevation and
                               ambulation have been
                               encouraged.

                          *LACK OF IMPROVEMENT IS DEFINED
                          AS A LACK OF PROGRESS IN
                          QUANTITATIVE MEASUREMENTS OF
                          WOUND CHARACTERISTICS INCLUDING
                          WOUND LENGTH, AND WIDTH
                          (SURFACE AREA), AND DEPTH
                          MEASUREMENTS MEASURED IN
                          CENTIMETERS, AND AMOUNT OF
                          EXUDATE (DRAINAGE), SERIALLY
                          OBSERVED AND DOCUMENTED OVER A
                          SPECIFIC TIME INTERVAL.

                                                      OR

                o    The member has complications of a
                     surgically created wound (e.g.,
                     dehiscence) or a traumatic wound
                     (e.g., pre-operative flap or
                     graft) where there is
                     documentation of the medical
                     necessity for accelerated
                     formation of granulation tissue
                     which cannot be achieved by other
                     topical wound treatments (e.g.,
                     the member has comorbidities that
                     will not allow for healing times
                     achievable with other topical
                     wound treatments).

                CONTRAINDICATIONS

                According to the manufacturer, KCI USA
                Inc., contraindications to V.A.C.(R)use
                includes any of the following:

                o    The presence in the wound of
                     necrotic tissue with eschar,
                     unless effective debridement has
                     occurred
                o    Untreated osteomyelitis within the
                     vicinity of the wound;
                o    Cancer present in the wound;
                o    The presence of a fistula to an
                     organ or body cavity within the
                     vicinity of the wound.

                        It should be used cautiously in
                        patients with active bleeding,
                        difficult wound hemostasis, and
                        patients who are on
                        anticoagulants.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
WOUND                 KCI
VACUUM
DEVICES


-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
DIABETIC CARE
------------------------------------------------------------------------------------------------------------------------
GLUCOMETERS     The Roche glucometer is the preferred       E0607   Diabetes mellitus, also with   If training has been
                Glucometer. Roche dextrosticks are the      E0609   ketoacidosis                   completed by PCP or
                CIGNA formulary brand. Members who want             Vision difficulties            hospital staff then
                to have their dextrosticks covered under            Circulatory difficulties       category I, otherwise
                their formulary level of coverage should                                           category II. Initial
                use Roche glucometers.                                                             supplies included
                                                                                                   with glucometer.
                Standard device is covered for:                                                    Ongoing supplies may
                o    Type I, Type II or  Gestational                                               be covered under
                     diabetes;                                                                     pharmacy benefit.
                o    Special features such as large                                                MEDICARE COVERS TEST
                     read-out or audio are covered for                                             STRIPS AND LANCETS
                     visual impairments.                                                           UNDER HME BENEFIT.
                o    Continuous monitoring devices are
                     not covered as they do not replace
                     the need for intermittent glucose
                     monitoring using a standard
                     glucometer.
                Alternative site or compact glucometers
                may be provided as an alternative to,
                not in addition to a standard
                glucometers at the member or physician
                request
------------------------------------------------------------------------------------------------------------------------
INJECTORS,      May be covered as an alternative to an
NEEDLELESS      insulin pump in children under age 16
                who require three or more insulin
                injections to maintain a normal blood
                sugar.
------------------------------------------------------------------------------------------------------------------------
Diabetic        NEEDLES, LANCETS, ALCOHOL WIPES, INSULIN
supplies.       ETC ARE COVERED UNDER THE MEMBER'S
                PHARMACY PLAN AND NOT SUPPLIED THROUGH
                GENTIVA. MEDICALLY NECESSARY DIABETIC
                SHOES MAY BE COVERED UNDER THE MEMBER'S
                ORTHOTIC COVERAGE. CHECK PLAN LANGUAGE
                AND REFER TO LOCAL ORTHOTIC VENDOR.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
DIABETIC CARE
-------------------------------------------------
GLUCOMETERS         Lifescan       Purchase only
                   Medisense
                   Boehringer
                    Mannheim








-------------------------------------------------
INJECTORS,
NEEDLELESS



-------------------------------------------------
Diabetic
supplies.





-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                  COVERAGE CRITERIA               HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
VACUUM          Not covered under DME.
ERECTION
DEVICES
(erectaids)
------------------------------------------------------------------------------------------------------------------------
EXTERNAL        Covered if prescribed by a physician        E0784   Same as above                  Category III,
AMBULATORY      and;                                                                               delivery should be
INFUSION        o    the patient is  injecting insulin                                             coordinated with
PUMP FOR             three times daily and has                                                     PCP to handle
INSULIN              experienced difficulty                                                        training. Supplies
                     in controlling blood sugar levels                                             included.
                     on less than three insulin
                     injections every day.. The member
                     does not need to attempt a fourth
                     injection prior to coverage,
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CPM
------------------------------------------------------------------------------------------------------------------------
CONTINUOUS      Covered:                                    E0935   Total knee replacement         Category III,
PASSIVE         o    For patients who have TKR or ACL               ACL repair                     delivery and training
MOTION               repair and and total duration only                                            performed by patient
EXERCISE             up to 3 weeks.                                                                service technician.
(CPM) KNEE      o    The 3 week limit may be repeated if                                           CPM softgoods
                     a second surgery is required. CPM                                             (fleece) included.
                     is also covered for members
                     requiring joint manipulation after
                     a surgical procedure as a method
                     to prevent further adhesions or
                     repeat surgery.
------------------------------------------------------------------------------------------------------------------------
CPM, HAND,      Not Covered
WRIST, ANKLE
& SHOULDER
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
VACUUM
ERECTION
DEVICES
(erectaids)
-------------------------------------------------
EXTERNAL            Minimed          Purchase
AMBULATORY        Disetronics          only.,
INFUSION
PUMP FOR
INSULIN





-------------------------------------------------

-------------------------------------------------
CPM
-------------------------------------------------
CONTINUOUS       Therakinetics     Rental only
PASSIVE              Sutter
MOTION              Stryker
EXERCISE
(CPM) KNEE






-------------------------------------------------
CPM, HAND,
WRIST, ANKLE
& SHOULDER
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                  COVERAGE CRITERIA               HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
COMPRESSION THERAPY
------------------------------------------------------------------------------------------------------------------------
LYMPHEDEMA      Covered only for patients with              E0650   Lymphedema of extremities      Category II, delivery
PUMPS,          lymphedema postoperative to a                       generally caused by:           and training
NON-SEGMENTAL   mastectomy, or lymphedema of the                    Spread of malignant tumors     performed by patient
(single tube    extremities which has been unresponsive             Radical surgical procedures    service technician.
with set        to physical therapy and manual                      Post radiation fibrosis        Pneumatic appliance
level of        compression techniques.                             Filarlasis                     (sleeve) included.
pressure),
COMPRESSION     Dual sleeves  are covered when a member             Post inflammatory thrombosis
PUMP            requires therapy on both limbs. The goal            Milroy's disease
                of compression therapy is to allow the              Congenital lymphedema
                member to become more active due to                 Mastectomy
                decreased edema. The prolonged bedrest
                required to treat bilateral lymphedema
                with a single sleeve is considered
                couterproductive.
------------------------------------------------------------------------------------------------------------------------
LYMPHEDEMA      Same as above. Segmental pump has           E0651   Same as above                  Same as above
PUMP,           multiple outflow ports which lead to
SEGMENTAL       distinct segments on the appliance which
                inflates sequentially.
------------------------------------------------------------------------------------------------------------------------
LYMPHEDEMA      Covered if above therapy has been tried     E0652   Same as above                  Same as above
PUMP,           and not successful or patient's lesion
SEGMENTAL W/    requires limited pressure to be applied
CALIBRATED      to a specific area.
GRADIENT        Pump has a regulator on each outflow
PRESSURE        port that can deliver a specified
                pressure to each segment.
------------------------------------------------------------------------------------------------------------------------
COMPRESSION     Consumable item, not covered under DME
STOCKINGS       benefit.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
COMPRESSION THERAPY
-------------------------------------------------
LYMPHEDEMA            Jobst       Rent initially,
PUMPS,               Kendall       if patients'
NON-SEGMENTAL                      condition is
(single tube                        stable and
with set                             long term
level of                           (longer then
pressure),                         1 year) then
COMPRESSION                          purchase
PUMP                                should be
                                    considered.



-------------------------------------------------
LYMPHEDEMA           Jobst        Same as above
PUMP,               Kendall
SEGMENTAL            Talley
                    Multicom
-------------------------------------------------
LYMPHEDEMA           Jobst        Same as above
PUMP,               Kendall
SEGMENTAL W/         Talley
CALIBRATED          Multicom
GRADIENT
PRESSURE

-------------------------------------------------
COMPRESSION
STOCKINGS
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                  COVERAGE CRITERIA               HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
STIMULATORS
------------------------------------------------------------------------------------------------------------------------
DRIONIC         Not covered, not primarily medical in
DEVICES         nature
------------------------------------------------------------------------------------------------------------------------
TRANSCUTANEOUS  Standard unit is covered for chronic        E0720   Back injury                    Category II, fitting
ELECTRONIC      pain.                                       E0730   Sciatica                       and electrode
NERVE                                                               Pain in thoracic spine         placement to be
STIMULATOR                                                          Injury to shoulder             completed by
(TENS)                                                              Disc, intervertebral           physician or physical
                                                                    disorder                       therapy department.
                                                                    Osteoporosis, or any other     Initial setup of
                                                                    condition resulting in         supplies to include
                                                                    chronic pain.                  lead wires, and
                                                                                                   one-month supply of
                                                                                                   electrodes,
                                                                                                   conductive paste and
                                                                                                   batteries. Ongoing
                                                                                                   supplies included.
------------------------------------------------------------------------------------------------------------------------
MUSCLE          Covered for patients with following         E0745   Diffuse muscle atrophy         Same as above
STIMULATOR      diagnosis.                                          Hip replacement
                o    Standard units (two channel,) must
                     be utilized for a two week period,
                     and proven ineffective prior to
                     the four channel stimulator being
                     covered..
------------------------------------------------------------------------------------------------------------------------
MUSCLE          Not covered, additional features are
STIMULATOR,     primarily institutional in nature.
INTERFERENTIAL
PROGRAMMABLE
------------------------------------------------------------------------------------------------------------------------
THERAPEUTIC     Not covered, technology not yet proven
ELECTRICAL      to have significant medical benefit
STIMULATION     primarily used for  pediatric cerebral
(TES)           palsy.
------------------------------------------------------------------------------------------------------------------------
STIMULATOR,     Not covered, technology not yet proven      E0755
SALIVARY        and alternative therapies exist.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
STIMULATORS
-------------------------------------------------
DRIONIC
DEVICES
-------------------------------------------------
TRANSCUTANEOUS       Empi             Rent to
ELECTRONIC         Staodyne           purchase
NERVE            Graham field
STIMULATOR
(TENS)







-------------------------------------------------
MUSCLE           Same as above    Same as above
STIMULATOR





-------------------------------------------------
MUSCLE
STIMULATOR,
INTERFERENTIAL
PROGRAMMABLE
-------------------------------------------------
THERAPEUTIC
ELECTRICAL
STIMULATION
(TES)
-------------------------------------------------
STIMULATOR,
SALIVARY
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                  COVERAGE CRITERIA               HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
HOLTER          Holter monitors are diagnostic and not
MONITOR         covered under DME, they are core medical
(ELECTRO-       and should not accrue to the members DME
CARDIO-         max.. Gentiva is not the delivery
RECORDER),      channel for diagnostic test or
                diagnostic equipment.
------------------------------------------------------------------------------------------------------------------------
BONE GROWTH     o    Covered for a long bone fracture       E0747   Nonunion of long bone          Category III
STIMULATOR &         that will not be healed in  120        E0748   fractures longer than 120
ULTRASOUND           days,                                          days.
                o    Covered for healing of
                     post-operative spinal fusion in                Spinal fusion in members who
                     patients AT RISK FOR failure to heal           smoke tobacco.,
                     due to cigarette/ tobacco abuse.
                     No trial period is required for
                     patients with an identified risk
                     factor.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
ENTERAL
------------------------------------------------------------------------------------------------------------------------
ENTERAL PUMPS                                               B9002   Ulcerative colitis             Category III,
(food pumps)    o    Covered under the DME benefit when             Gastrointestinal cancer        training and setup by
                     a member is dependent upon tube                Abnormal loss of weight        trained patient
                     feedings for nutritional support.              Ischemic bowel disease         service technician.
                o    Portable pumps are covered in lieu             Nausea/vomiting                .  SNV required if
                     of stationary pumps if condition               Alzheimer's disease            training not done in
                     requires continuous feeding and/or             Dysphasia                      facility Ongoing
                     the member is able to leave the                CVA                            supplies and
                     home for prolonged periods such as             Short gut syndrome             nutritionals may be
                     for physician office visits or                 Jaw fracture                   delivered by small
                     medical therapies.                                                            package courier.
                                                                                                   Supplies for gravity
                                                                                                   feeding are also
                                                                                                   covered as long as
                                                                                                   patient meets pump
                                                                                                   criteria.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
HOLTER
MONITOR
(ELECTRO-
CARDIO-
RECORDEr),

-------------------------------------------------
BONE GROWTH           EBI
STIMULATOR &      Orthologic
ULTRASOUND       Bio electron
                    Exogen




-------------------------------------------------

-------------------------------------------------
ENTERAL
-------------------------------------------------
ENTERAL PUMPS       Sherwood      Rent initially,
(food pumps)         medical        if patients
                    Ross labs      condition is
                     Corpak         stable and
                 Mead Johnson       long term
                                   (longer than
                                   1 year) then
                                     purchase
                                     should be
                                    considered




-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                  COVERAGE CRITERIA               HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
HEAT, LIGHT & COLD THERAPY
------------------------------------------------------------------------------------------------------------------------
DIATHERMY       Not covered, institutional use only
UNITS
------------------------------------------------------------------------------------------------------------------------
HEAT LAMPS      Not covered, not primarily medical in       E0200                                  Category II
                nature.                                     E0205

------------------------------------------------------------------------------------------------------------------------
HEATING PADS    Not covered, considered a comfort item      E0210
                not primarily medical in nature.            E0215
                                                            E0238
------------------------------------------------------------------------------------------------------------------------
SAD lights      Not covered under medical plan.
------------------------------------------------------------------------------------------------------------------------
ULTRAVIOLET     Covered for selected patients with          E0690   Generalized Refractory         Category III, setup
PANEL LIGHTS,   Refractory psoriasis;                               psoriasis                      performed by trained
                o    MD must justify treatment at home                                             service technician.
                     versus alternate sites (e.g.
                     Outpatient department at hospital).
                     Panel lights should be considered,
                     if several discrete body areas
                     can be treated individually.
                     Cabinet style should be reserved
                     for members with extensive
                     involvement > 54% of body surface
                     area.
------------------------------------------------------------------------------------------------------------------------
HYDROCOLLATOR   Not covered, not essential to the           E0225
UNIT            administration of moist heat therapy.       E0239
------------------------------------------------------------------------------------------------------------------------
COLD            Not covered, treatment can be
THERAPY UNIT    accomplished using alternative methods
(cryotherapy)   (i.e., Ice packs).
------------------------------------------------------------------------------------------------------------------------
PARAFFIN        Not covered, not generally considered       E0235
BATH            effective therapy by the medical
UNITS           profession.
(portable)
------------------------------------------------------------------------------------------------------------------------
WHIRLPOOLS      Portable whirlpools are covered in the      E1300   Wounds of an extremity
                home only when required as part of a        E1310   requiring home debridement.
                home physicial therapy program for wound
                care & debridement of a wound on an
                extremity.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
HEAT, LIGHT & COLD THERAPY
-------------------------------------------------
DIATHERMY
UNITS
-------------------------------------------------
HEAT LAMPS           Brandt         Rent only,
                 Graham Field      unless under
                                       $200.
-------------------------------------------------
HEATING PADS


-------------------------------------------------
SAD lights
-------------------------------------------------
ULTRAVIOLET         National       Purchase only
PANEL LIGHTS,       biologic




-------------------------------------------------
HYDROCOLLATOR
UNIT
-------------------------------------------------
COLD
THERAPY UNIT
(cryotherapy)
-------------------------------------------------
PARAFFIN                           Purchase only
BATH
UNITS
(portable)
-------------------------------------------------
WHIRLPOOLS




-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIRS
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR,     o    Covered if the member is               K0001   Unilateral BK or AK            Category II
STANDARD             functionally disabled and requires             amputation
                     assistance beyond the use of a cane            Bilateral AK or BK
                     for ambulation.                                amputation
                                                                    Rheumatoid arthritis
                                                                    Osteoarthritis
                                                                    Paraplegia
                                                                    ALS, MS, CP, MD, CHF
                                                                    Quadriplegia


------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR,     Same as above based on ability of           K0003   Same as above                  Category II
LIGHTWEIGHT     caregiver and/or patient to handle
(less than      wheelchair in and outside of home in
36 lbs)         tranport of patient or chair
                o
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR,                                                 K0005   ALS, CP, MD, ms                Category II
ULTRALIGHT      o                                                   Quadriplegia
(less than      o    These are generally  considered to             Paraplegia
30 lbs w/adj.        be sport chairs, Customization for
Rear axle)           sport or athletic activities is not
                     a covered benefit. Ultralight
                     wheelchairs are only covered when
                     the patient's condition has reached
                     a point where they are still able
                     to operate a wheelchair but can
                     only manage propelling an ultra-
                     light weight chair.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
WHEELCHAIRS
-------------------------------------------------
WHEELCHAIR,        Everest &           Rent
STANDARD            Jennings       initially, if
                    Invacare          patients
                    Gendron        condition is
                Sunrise Medical     stable and
                     Pogon          long term
                    Maclaren        (longer then
                   Wheelring       1 year) then
                                     purchase
                                     should be
                                     considered
-------------------------------------------------
WHEELCHAIR,     Same as above      Same as above
LIGHTWEIGHT
(less than
36 lbs)

-------------------------------------------------
WHEELCHAIR,     Same as above      Same as above
ULTRALIGHT
(less than
30 lbs w/adj.
Rear axle)







-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIRS
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR,     Same as standard wheelchair AND;            K0002   Ms, CHF, MD                    Category II
HEMI            o    chair is needed to enable the                  Hemiplegia
                     patient to place feet on the ground            Intracerebral hemorrhage
                     for propulsion or short stature                Parkinson's disease
                     (5' 4" or less)
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR,     Same as standard wheelchair AND;            K0100   Unilateral or bilateral AK     Category II
AMPUTEE         o    must have one of the following                 or BK amputation
(or amputee          diagnosis
adapter)
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR,     Same as standard wheelchair AND;            E0958                                  Category II
ONE ARM DRIVE   o    patient only has use of one hand or
(or adapter)         arm.
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR,     Same as standard wheelchair, AND;           K0006   Same as standard wheelchair    Category II
HEAVY DUTY      o    patient must weigh over 250 lbs. Or
                     can not fit into width of standard
                     wheelchair
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR,     Same as above AND;                          K0007   Same as standard wheelchair    Category II
EXTRA           o    patient must weigh over 300 lbs.
HEAVY DUTY
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR,     Same as standard wheelchair AND;            K0028   Same as standard wheelchair    Category II
RECLINING       o    patient must be in wheelchair at
BACK                 least 4 hrs per day AND;
                o    patient must have at least one of
                     the following: quadriplegia, fixed
                     hip angle, trunk or leg casts,
                     extensor tone of trunk muscles;
                o    Patient needs to be in recumbent
                     position two or more times per day
                     AND;
                o    Requires frequent position change.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
WHEELCHAIRS
-------------------------------------------------
WHEELCHAIR,      Same as above     Same as above
HEMI



-------------------------------------------------
WHEELCHAIR,      Same as above     Same as above
AMPUTEE
(or amputee
adapter)
-------------------------------------------------
WHEELCHAIR,      Same as above     Same as above
ONE ARM DRIVE
(or adapter)
-------------------------------------------------
WHEELCHAIR,      Same as above     Same as above
HEAVY DUTY


-------------------------------------------------
WHEELCHAIR,      Same as above     Same as above
EXTRA
HEAVY DUTY
-------------------------------------------------
WHEELCHAIR,      Same as above     Same as above
RECLINING
BACK








-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIRS, CONTINUED
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR,     Covered if ALL the following conditions     K0011   ALS, MS, MD, only when the     Category II,
POWER DRIVE     are met:                                    K0012   member's physical condition    batteries included.
                o    Meets standard AND;                            requires this level of a       Battery replacement
                o    Patient is unable to operate a                 wheelchair at the time of      limited to once every
                     Wheelchair manually;                           the request. Power             twelve months.
                o    Patient is able to safely operate              wheelchairs will not be
                     the controls;                                  covered in "anticipation" of
                o    Patient has severe weakness or                 possible future (greater
                     other conditions affecting the                 than  three months) need.
                     Upper body due to neuro or muscular            Paraplegia
                     condition, usually totally                     Quadriplegia,
                     non-ambulatory and reasonably
                     independant.
                o
------------------------------------------------------------------------------------------------------------------------
THREE           Three wheeled scooters may be provided      E1230   Same as above
WHEELED POWER   as an alternative to a wheel chair when
OPERATED        the patient has a condition for which
VEHICLE         they are confined to bed/chair OR unable
(scooter)       to endure ambulation more than 20 feet
                OR has fallen repeatedly within home
                and functional ability would improve
                AND;
                o    They are unable to operate WC
                     manually AND; are able to safely
                     operate the controls
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
WHEELCHAIRS, CONTINUED
-------------------------------------------------
WHEELCHAIR,      Same as above     Same as above
POWER DRIVE












-------------------------------------------------
THREE                Pride         Same as above
WHEELED POWER    Orthokinetics
OPERATED             Amigo
VEHICLE            Hoveround
(scooter)






-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIRS, CONTINUED
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR      Not covered.
W/STANDING
FEATURE
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR,     Covered when patient meets standard         K0009   ALS, ms, MD                    Category II, fitting,
CUSTOM          wheelchair criteria AND;                    K0014   Paraplegia                     delivery and setup
                o    the features are not readily                   Quadriplegia                   performed by rehab
                     available in manufacturers standard                                           technician trained in
                     product offering.                                                             seating and
                o    Must be uniquely constructed or                                               positioning.
                     substantially modified for the                                                Nonstandard features
                     specific patient AND;                                                         such as special
                o    Assessment or fitting is required.                                            colors or upholstery
                                                                                                   designs that are not
                                                                                                   medical in nature are
                                                                                                   not covered.
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR      Covered if patient has or is highly         E0962   Paraplegia                     Category I
CUSHION, FOAM   susceptible to pressure sores.              E0963   Quadriplegia
                o    Foam cushions are not covered          E0964   Decubitus ulcer
                     when used for comfort and              E0965   Alzheimer's disease
                     convenience.                                   ALS, CVA
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR      Same as above                               E0178   Same as above                  Category I
CUSHION, GEL
FLOTATION

------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
WHEELCHAIRS, CONTINUED
-------------------------------------------------
WHEELCHAIR
W/STANDING
FEATURE
-------------------------------------------------
WHEELCHAIR,           Pride        Purchase only
CUSTOM              Invacare
                Quickie designs
                  Everest &
                   Jennings
                   Hoveround






-------------------------------------------------
WHEELCHAIR          Bioclinic      Purchase only
CUSHION, FOAM         Mason



-------------------------------------------------
WHEELCHAIR           Lumex         Purchase only
CUSHION, GEL      Jay medical
FLOTATION            Lotus
                     Action
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIRS, CONTINUED
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR      Same as above                               E0192   Same as above                  Category II
CUSHION,
LOW
EQUALIZATION
& POSITIONING
PAD
------------------------------------------------------------------------------------------------------------------------
WHEELCHAIR
ACCESSORIES     o    Items such as cupholders, backpacks,
                     trays, ashtrays, are convenience
                     items and are not covered.
                o    Items such as elevating legrests,
                     detachable arms, anti-tipping
                     devices, and oxygen tank
                     attachment, are typical of covered
                     items when required for a unique
                     medical condition or functional
                     limitation of the patient.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
WHEELCHAIRS, CONTINUED
-------------------------------------------------
WHEELCHAIR        Jay medical      Purchase only
CUSHION,              Roho
LOW
EQUALIZATION
& POSITIONING
PAD
-------------------------------------------------
WHEELCHAIR
ACCESSORIES









-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
NEWBORN CARE
------------------------------------------------------------------------------------------------------------------------
PHOTOTHERAPY    Covered if patient has following            E0202   Jaundice                       Category III,
BILILIGHTS      diagnosis AND Infant is;                                                           delivery and
BILIBLANKET     o    24-48 hrs old if total bili is                                                equipment training
                     at least 12;                                                                  performed by patient
                o    49-72 hours old if total bili is                                              service technician.
                     at least 15;                                                                  Confirmation of
                o    Over 72 hours old if total bili                                               caregiver ability to
                     is at least 17.                                                               receive equipment
                o    Bilirubin greater than 25 is not                                              training by
                     considered to be safe for treatment                                           nonclinincal staff
                     in the home.                                                                  should be discussed
                o    Two types of equipment exist for                                              with PCP. IF the PCP
                     this therapy; box lights where the                                            has additional
                     infant is placed inside of the unit                                           concerns an RN home
                     (similar in size to an incubator)                                             health visit should
                     or blanket style where the infant                                             also be scheduled.
                     is wrapped with a panel of                                                    CPR training, if any,
                     fiberoptic lights.                                                            to be done at
                o    The blanket style is more readily                                             hospital prior to
                     available both units provide                                                  discharge. Supplies
                     medically efficacious therapy.                                                included in the
                o    Double lights or lights and                                                   rental price.
                     blanket are appropriate for
                     infants who are not responsive to
                     therapy with a single modality, or
                     whose bilirubin is begnning to
                     increase rather than decrease.
                o
------------------------------------------------------------------------------------------------------------------------
BREAST          Covered only if the infant will remain              Infant has cleft palate or
PUMPS           hospitalized for more than seven days               similar condition inhibiting
                post discharge of mother; or for the                ability to suckle.
                following infant diagnosis. Battery
                operated unit is model of choice.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
NEWBORN CARE
-------------------------------------------------
PHOTOTHERAPY      Ohmeda XXX       Rental only
BILILIGHTS        Fiberoptic
BILIBLANKET        (wallaby)
                 Physician Eng.
                    Products























-------------------------------------------------
BREAST
PUMPS





-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
INCUBATOR       Covered for premature infants less then                                            Category III. Product
                4 pounds in body weight.                                                           may not be available
                                                                                                   in all areas.
------------------------------------------------------------------------------------------------------------------------
APNEA MONITOR   Covered If one of the following exists:                                            Category III,
W/MEMORY =      o    preterm with pathologic apnea;                                                delivery and setup
standard unit.  o    preterm infant who could be                                                   performed by clinical
                     discharged from the hospital but                                              staff. CPR training
                     has immature respiratory control                                              to be done at
                     with feeding;                                                                 hospital prior to
                o    infant discharged with trach.                                                 discharge. Supplies
                                                                                                   included. Check with
                                                                                                   PCP for need for RN
                                                                                                   skilled home health
                                                                                                   visit.

                o    ;Apnea monitors for infants
                     soley because the parents have
                     previously had a child with SIDS
                     are not covered. Check with state
                     social workers for state coverage
                     of apnea monitors for siblings of
                     children with SIDS. Many states
                     have programs to provide these
                     monitors. Inform Parents and
                     physicians about state and/or
                     community programs to obtain
                     monitors if available.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
INCUBATOR


-------------------------------------------------
APNEA MONITOR     Corometrics      Rental only
W/MEMORY =         Aequitron
standard unit.    Healthdyne
                    Edentec
















-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                                                                                                         SITE OF SERVICE,
  PRODUCTS                          COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------------
DIAGNOSTICS
------------------------------------------------------------------------------------------------------------------------------
PNEUMOGRAM            Pneumograms are diagnostic and not
AND SLEEP             covered under DME,, they are core
STUDIES               medical and should not accrue to the
                      members DME max..
------------------------------------------------------------------------------------------------------------------------------
OXIMETRY              Covered when used as a monitoring and                                              Category III, setup
                      alarm device;                                       Anyone on a ventilator;        and training
                      o    Not covered under DME benefit                  premies on active therapy      performed by clinical
                           when used as a diagnostic tool                 for apnea; Infants with        staff.
                      o    Gentiva will provide "spot                     broncho-pulmonary dysplasia.
                           checks" for members on chronic O2               Infants, or comatose adults
                           to ascertain the continuing medical            with trachs
                           necessity for oxygen in the home                members with advanced
                           every 60-90 days.                              pulmonary disease such as
                                                                          pulmonary hypertension or
                                                                          pulmonary fibrosis who are
                                                                          on an active lung transplant
                                                                          waiting list
------------------------------------------------------------------------------------------------------------------------------
BLOOD                 Covered only for the following              A4660   Pregnancy induced              Category I.
PRESSURE              diagnosis:                                  A4663   hypertension
UNIT                  o    Pregnancy induced hypertension         A4670
                           only. Digital or manual units are
                           covered based on member/ physician
                           preference.
                      o    Dynamap continuous monitoring
                           equipment is not covered in the
                           home setting. This is
                           institutional equipment.

------------------------------------------------------------------------------------------------------------------------------
BIOFEEDBACK           Not a covered benefit.                      E0746
(electromyography)
Incontinence
Alarms
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
                           USUAL
                           BRAND             RENT -
  PRODUCTS                SUPPLIED          PURCHASE
-------------------------------------------------------
DIAGNOSTICS
-------------------------------------------------------
PNEUMOGRAM
AND SLEEP
STUDIES

-------------------------------------------------------
OXIMETRY              Nelcor Puritan
                          Bennett











-------------------------------------------------------
BLOOD                      Omron        Purchase only.
PRESSURE                  Labtron
UNIT








-------------------------------------------------------
BIOFEEDBACK
(electromyography)
Incontinence
Alarms
-------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
RESPIRATORY
------------------------------------------------------------------------------------------------------------------------
Aerochamber     Not covered as DME. May be covered under
                the member's pharmacy plan. Check
                pharmacy and Well Aware program.
------------------------------------------------------------------------------------------------------------------------
AIR CLEANER     Not covered, environmental control
(PURIFIER)      equipment, not primarily medical in
(electrostatic  nature.
machines)
------------------------------------------------------------------------------------------------------------------------
DEHUMIDIFIERS   Not covered, environmental control unit;
(room type)     not medical in nature.
------------------------------------------------------------------------------------------------------------------------
VAPORIZERS      Not covered, considered a comfort item      E0605
                not primarily medical in nature.
------------------------------------------------------------------------------------------------------------------------
NEBULIZER       Covered if patient's ability to breathe     E0570   Pneumonia viral or bacterial   Category I,
w/compressor    is impaired and has difficulties in                 CHF, COPD,                     instruction may
                expectorating sputum or copious                     Black lung                     include videotape,
                secretions.                                         Asthma                         initial
                A portable unit may be covered in lieu              Chronic bronchitis             administration set
                of a stationary unit.                               Emphysema                      included in setup,
                                                                    Asbestosis                     ongoing supplies
                                                                                                   included. Medication
                                                                                                   for nebulizer, MDI's
                                                                                                   and accessories (i.e.
                                                                                                   Aerochamber) does not
                                                                                                   fall under hme
                                                                                                   benefit.
------------------------------------------------------------------------------------------------------------------------
NEBULIZER,      Ultrasonic Nebulizer with compressor is     E0575   Same as above                  Same as above
ULTRASONIC      appropriate and acceptable medication
                delivery system.
                o    Covered for delivery of
                     Pentamidine.
                o    Requests for utrasonic nebulizers
                     other than for administration of
                     Pentamadine should be referred to
                     the healthplan medical director if
                     the ordering physician is not
                     satisified with a standard
                     nebulizer as a delivery system.
                     Ultrasonic nebulizers are not
                     covered under the capitated
                     agreement.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
RESPIRATORY
-------------------------------------------------
Aerochamber


-------------------------------------------------
AIR CLEANER
(PURIFIER)
(electrostatic
machines)
-------------------------------------------------
DEHUMIDIFIERS
(room type)
-------------------------------------------------
VAPORIZERS

-------------------------------------------------
NEBULIZER          Devilbiss       Purchase only
w/compressor      (pulmoaide)
                  Mada medical
                   Invacare
                   Healthdyne
                     Caire







-------------------------------------------------
NEBULIZER,       Same as above     Purchase only
ULTRASONIC













-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
PEAK FLOW       Not covered as DME. Refer to the            E1399
METER           healthplan for Well Aware program.

------------------------------------------------------------------------------------------------------------------------
SPIROMETER      Not covered under HME, not readily
                available for use in the home.
------------------------------------------------------------------------------------------------------------------------
COMPRESSOR,     Same as nebulizer,AND;                      E0565   Same as above                  Same as above
AIR             o    The patient requires higher air
                     pressure (50 psi) to nebulize
                     thicker medications (i.e.
                     Pentamidine) and realize deeper
                     lung penetration.




------------------------------------------------------------------------------------------------------------------------
IPPB            Covered if the patients ability to          E0550   Same as above                  Category III
                breathe is severely impaired. May
                require a special order as this is not
                a service traditionally supplied in the
                home.
------------------------------------------------------------------------------------------------------------------------
SUCTION UNITS   Covered for patients with one or more of    E0600   Lung cancer                    Category II, training
(aspirators)    the following :                                     Tracheostomy                   and setup done by
Gomcos          o    Difficulty raising or clearing                 Quadriplegia                   clinical staff,
                     secretions;                                    Viral or bacterial pneumonia   suction canister,
                o    Cancer or surgery of the throat;               Emphysema                      suction tubes and
                o    Dysfunction of the swallowing                  Bronchiectasis                 tubing are included.
                     muscles;                                       CF, CP, CHF,                   Trachea care supplies
                o    Unconscious or in obtunded state;              Black lung                     are not covered.
                o    Tracheostomy.                                  Cancer of the throat
                o    Gomco suction units will be                    Coma
                     provided at the physician's
                     request. Note this item may be
                     difficult to locate and an
                     alternative may need to be
                     provided while Gentiva locates an
                     available unit.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
SUCTION         Portable units are covered in lieu of
UNITS,          stationery units when the member's
PORTABLE        condition requires intermittent suction
OR AC/DC        outside the home; I,e for physician
                visits of visits for outpatient
                activities.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
PEAK FLOW
METER

-------------------------------------------------
SPIROMETER

-------------------------------------------------
COMPRESSOR,      Same as above    Rent initially,
AIR                                 if patients
                                   condition is
                                   stable and
                                     long term
                                  (longer then 1
                                   year) then
                                     purchase
                                    should be
                                    considered
-------------------------------------------------
IPPB            Puritan Bennett    Same as above
                  AP4 or AP5



-------------------------------------------------
SUCTION UNITS        Schuco        Same as above
(aspirators)       Devilbiss
Gomcos           Mada medical













-------------------------------------------------

-------------------------------------------------
SUCTION
UNITS,
PORTABLE
OR AC/DC


-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Croup Tent      Not covered as home DME. Insititutional
                in nature.

------------------------------------------------------------------------------------------------------------------------
OXYGEN TENT     Covered if patient's ability to breathe     E0455   Croup                          Category III, initial
                is impaired.                                                                       setup and instruction
                                                                                                   performed by
                                                                                                   clinician. Disposable
                                                                                                   supplies included

------------------------------------------------------------------------------------------------------------------------
PERCUSSOR       Not covered, consider physical therapy      E0480   CF, COPD,                      Category II, training
                for acute exacerbations.                            Black lung disease             and setup performed
                                                                    Chronic bronchitis             by clinical staff.
                                                                    Emphysema
                                                                    Asthma

------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
Croup Tent


-------------------------------------------------
OXYGEN TENT         Allied         Rental only





-------------------------------------------------
PERCUSSOR       Puritan Bennett    Purchase only
                    General
                 physiotherapy
                 Graham field

-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
RESPIRATORY, CONTINUED
------------------------------------------------------------------------------------------------------------------------
ThAIRapy                                                            Cystic Fibrosis.
Vest(TM)        ThAIRapy Vests are limited to coverage
                for members with Cystic Fibrosis
                requiring chest percussion at least
                three (3) times a day or more
                frequently.




------------------------------------------------------------------------------------------------------------------------
POSTURAL        Not covered.                                E0606
DRAINAGE
BOARD
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
RESPIRATORY, CONTINUED
-------------------------------------------------
ThAIRapy         ThAirapy vest    Rent initially,
Vest(TM)                           if patients
                                    condition is
                                    stable and
                                    long term
                                   (longer then
                                   1 year) then
                                     purchase
                                    should be
                                   considered

-------------------------------------------------
POSTURAL
DRAINAGE
BOARD
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
CPAP            Sleep Study  results:                       E0601   Obstructive sleep apnea        Category III,
                     An RDI (or AHI) [ ] 15                 K0193   (OSA)                          delivery and setup
                              OR                                                                   performed by clinical
                     (Any two of the following)                                                    staff, initial
                     and RDI  of 10-14                                                             supplies (mask,
                     greater than 20 episodes of oxygen                                            headgear, and tubing)
                     desaturation to <85% or any one                                               included. Replacement
                     episode of desaturation <70%                                                  supplies included.
                     Type II second degree heart block                                             Specialty masks such
                     or Pause > 3 seconds or ventricular                                           as full face or
                     tachycardia at a rate > 140/bpm                                               silicone are covered
                     with a duration of > 15 seconds.                                              if standard mask or
                     a.        Excessive daytime                                                   pillows have been
                         sleepiness that has been                                                  tried and failed.
                         document through the use of
                         Multiple Sleep Latency Testing
                         OR and Epworth Scale Score >
                         10.
                     o   REQUESTS FOR cpap IN CHILDREN
                         AGE 12 AND UNDER SHOULD BE
                         REFERRED TO THE Healthplan
                         Medical Director for review.
                         If approved cover under cap
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
CPAP               Devilbiss         Rent for
                   Healthdyne      first month,
                  Respironics     if patient is
                    Sullivan       compliant and
                                   is receiving
                                    therapeutic
                                    benefit then
                                     convert to
                                     purchase.














-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
BIPAP,DPAP &    Same as above AND;                          E0452   Obstructive sleep apnea        Same as above
self-titrating  o    Patient did not respond to or was      K0194   syndrome
CPAP                 non-tolerant of CPAP. ** If a
                     member failed cpap in a lab and
                     was successful with bipap in a lab
                     and the doctor ordered bipap,, and
                     the member met the AHI
                     requirements then BIPAP will be
                     provided as the initial system.
                o    CPAP failed to stop the regression
                     of the patients' disorder.
                o    BiPAP may be used for diagnosis
                     other then OSA such as ventilatory
                     support, if requested follow
                     coverage guidelines for ventilator.

------------------------------------------------------------------------------------------------------------------------
HUMIDIFIER      Covered if patient qualifies for CPAP       K0268
FOR CPAP        therapy and MD determines humidification
                is needed.
                Heated humidifier covered on a rental
                basis if member is unable to tolerate
                standard humidifier in the home.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
BIPAP,DPAP &      Respironics      Same as above
self-titrating
CPAP












-------------------------------------------------
HUMIDIFIER        Respironics      Same as above
FOR CPAP          Healthdyne




-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
RESPIRATORY, CONTINUED
------------------------------------------------------------------------------------------------------------------------
HELIOX          Not covered under the DME benefit, this             Swollen vocal cords
                special mixture of oxygen and helium is
                considered a drug.
                May be covered under a pharmacy
                benefit.

------------------------------------------------------------------------------------------------------------------------
MECHANICAL      Covered, if other treatment options have            Neuromuscular disease          Category III,
INSUFFLATION-   been tried and failed including:                    Thoracic restrictive disease   delivery and setup
EXSUFFLATION    o    Chest percussion therapy, both                 Chronic respiratory failure    performed by clinical
                     manual and pneumatic;                          following COPD                 staff.
                o    suctioning and;
                o    drug therapy.
------------------------------------------------------------------------------------------------------------------------
VENTILATOR &    Covered for patients with the following     E0450   Neuromuscular disease          Category III,
NPPV            diagnosis:                                  E0453   Thoracic restrictive disease   delivery and
(NASAL                                                      E0460   Chronic respiratory failure    setup performed by
POSITIVE        When negative pressure ventilator is                following COPD                 clinical staff,
PRESSURE        used chest shell/wrap is included.                                                 ventilator circuits
VENTILATION)                                                                                       and trachea tubes
                                                                                                   included in the
                                                                                                   ongoing rental price,
                                                                                                   single patient use
                                                                                                   Ambu bag included.
                                                                                                   Backup emergency use
                                                                                                   ventilator included
                                                                                                   only for ventilator
                                                                                                   dependent patients.
                                                                                                   Trachea care kits are
                                                                                                   not covered.

------------------------------------------------------------------------------------------------------------------------
HUMIDIFIER      Covered if patient qualifies for
W/ HEATER       ventilator therapy or receives oxygen
                therapy via a trach tube.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
RESPIRATORY, CONTINUED
-------------------------------------------------
HELIOX





-------------------------------------------------
MECHANICAL
INSUFFLATION-
EXSUFFLATION



-------------------------------------------------
VENTILATOR &       Aequitron         Requires
NPPV                Lifecare         frequent
(NASAL            Bear medical      maintenance
POSITIVE                                and
PRESSURE                            servicing,
VENTILATION)                        rental only.











-------------------------------------------------
HUMIDIFIER           Hudson        Same as above
W/ HEATER        Fisher Paykel

-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RESPIRATORY, CONTINUED
------------------------------------------------------------------------------------------------------------------------
OXYGEN                                                      E1400   Chronic bronchitis             Category III,
CONCENTRATOR                                                E1401   Emphysema                      delivery and
                                                            E1402   Asthma                         equipment training
                An arterial blood gas or oxygen             E1403   COPD                           performed by patient
                saturation result is required to            E1404   Black lung disease             service technician.
                demonstrate the medical necessity of                Acute pulmonary heart          Emergency backup unit
                oxygen.                                             disease                        included in rental
                On room air the member should have a PO             CHF                            price. Canula,
                2 of 55 or less; or an SaO2 of 88% or               Lung cancer                    humidifier and tubing
                less at rest.                                       Acute cor pulmonale            included.
                Members who desat to a PaO2  of 56-59
                or SaO2 of 88% are appropriate for
                oxygen .

                Members who have a prescription for
                oxygen, but who have a blood gas result
                obtained while on oxygen, should have
                the results referred for medical
                review. If the Pa O2 on oxygen
                corresponds to a Pa O2 of 55 or less or
                an exercise value of 55- 59 then oxygen
                is medically appropriate.Standby oxygen
                will be covered for children or adults
                who do not meet medical necessity
                indications for regular oxygen
                coverage, when medical records show
                significant desaturation during
                suctioning or seiziure activity.
                Children age 10 and under who desat
                rapidly to 90 or below with any of
                these activities, should have an oxygen
                supply for rapid response/
                resuscitation.

------------------------------------------------------------------------------------------------------------------------
OXYGEN SYSTEM   Same as above                               E0424   Same as above                  Category III,
GAS (with                                                                                          delivery and
regulator                                                                                          equipment training
& stand)                                                                                           performed by patient
                                                                                                   service technician.
                                                                                                   Canula, humidifier
                                                                                                   and tubing included.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
RESPIRATORY,
CONTINUED
-------------------------------------------------
OXYGEN              Devilbiss      Rental only,
CONCENTRATOR        Healthdyne       requires
                      Airsep         frequent
                     Invacare       maintenance
                                   and servicing,




























-------------------------------------------------
OXYGEN SYSTEM     Mada medical     Same as above
GAS (with         Contemporary
regulator           products
& stand)             Hudson



-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
PORTABLE GAS                                                E0431   Same as above                  Category III,
OXYGEN SYSTEM                                                                                      delivery and
(with                                                                                              equipment training
regulator                                                                                          performed by patient
and cart)                                                                                          service technician.
                                                                                                   Canula, humidifier
                                                                                                   and tubing included.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
PORTABLE GAS      Mada medical     Same as above
OXYGEN SYSTEM    Contemporary
(with               products
regulator            Hudson
and cart)


-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
RESPIRATORY, CONTINUED
------------------------------------------------------------------------------------------------------------------------
OXYGEN                                                      E0439   Same as above                  Category III,
SYSTEM, LIQUID                                              E0434                                  delivery and
(includes base                                                                                     equipment training
system and                                                                                         performed by patient
portable unit)                                                                                     service technician.
                                                                                                   Canula, humidifier
                                                                                                   and tubing included.
------------------------------------------------------------------------------------------------------------------------
PORTABLE GAS    THE  VENDOR IS EXPECTED  TO TEST MEMBER             Same as above                  Category III,
OXYGEN SYSTEM,  ON A CONSERVATION DEVICE TO ENSURE                                                 delivery and
Lightweight W/  APPROPRIATE SATURATION LEVEL CAN BE                                                equipment training
Conservation    REACHED.                                                                           performed by patient
Device                                                                                             service technician.
                                                                                                   Canula, humidifier
                                                                                                   and tubing included.
------------------------------------------------------------------------------------------------------------------------
OXYGEN          As above.                                           Same as above                  Category III,
CONSERVATION                                                                                       delivery and
DEVICE                                                                                             equipment training
                                                                                                   performed by patient
                                                                                                   service technician.
                                                                                                   Canula, humidifier
                                                                                                   and tubing included.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
RESPIRATORY, CONTINUED
-------------------------------------------------
OXYGEN               Caire         Same as above
SYSTEM, LIQUID  Puritan Bennett
(includes base     Invacare
system and           Penox
portable unit)


-------------------------------------------------
PORTABLE GAS         Chad
OXYGEN SYSTEM,   therapeutics
Lightweight W/
Conservation
Device


-------------------------------------------------
OXYGEN               Penox
CONSERVATION      Mada medical
DEVICE                Chad
                  therapeutics



-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CONSUMABLE      Not covered under the DME benefit, these  A codes
SUPPLIES        are nonreusable for single patient use;
urologicals     o    these may be supplied by Gentiva
wound care           upon request under a fee for
incontinence         service arrangement or as part of a
ostomy               home health  visit by a nurse.
diabetic        o    Diabetic strips are covered under
                     pharmacy benefit.
                o    Examples of non- covered
                     consumables include:
                o    Dressing supplies in the
                     absence of a skilled need.
                o    Doughnuts
                o    Bathmats
                o    Incontinence supplies
                     including catheters in the
                     absence of a skilled need.
                o    Eye pads
                o    Pillows
                o    Ostomy supplies * may be
                     covered as a separate benefit.
                     Refer to local or 800
                     consumable vendor.
------------------------------------------------------------------------------------------------------------------------
Sterile Saline  Sterile saline and water in quantities
or sterile      of >60cc used for irrigation is
water for       considered a legend item and should be
irrigation.     obtained through the pharmacy benefit.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
MISCELLANEOUS
-------------------------------------------------

-------------------------------------------------
CONSUMABLE
SUPPLIES
urologicals
wound care
incontinence
ostomy
diabetic
















-------------------------------------------------
Sterile Saline
or sterile
water for
irrigation.
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
ORTHOTICS       Not covered under the DME benefit, refer
AND             to external prosthetic appliance
PROSTHETICS     benefit.
(braces,        o    A prosthetic item is usually
supports,            defined as something that replaces
collars &            a part of the body;
splints         o    an Orthotic is an item that shores
                     up a weakened body part.
                o    Exampes:
                o    custom molded seating for
                     wheelchairs
                o    -Mastectomy bras,
                o    Stump stocks,
                o    heel cups,
                o    girdles,
                o    halos,
                o    insoles,
                o    arch supports,
                o    vests,
                o    rib belts,
                o    gauntlet,
                o    collars,
                o    boots,
                o    elastic wrap,
                o    shoes,
                o    support hose,
                o    slings,
                o    supports,
                o    braces,
                o    trusses,
                splints
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
ORTHOTICS
AND
PROSTHETICS
(braces,
supports,
collars &
splints
























-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS
------------------------------------------------------------------------------------------------------------------------
AIDS TO DAILY   Not covered, primarily convenience items
LIVING (ADL),   not primarily medical in nature.
SELF-HELP       o    This includes items such as;
ITEMS.               reachers, dressing aids, eating
                     aids, writing utensils, transfer
                     boards, stethoscopes,
                     thermometers, sphygmomanometers
                     (blood pressure cuff or digital
                     monitor), safety belts and
                     personal hygiene items.
------------------------------------------------------------------------------------------------------------------------
EQUIPMENT       Repairs are covered to make the             E1350                                  Category II, if
REPAIRS         equipment serviceable unless caused                                                patient is ambulatory
                by abuse or improper use of                                                        and equipment is
                equipment.                                                                         category I or II then
                o    Equipment under manufacturer                                                  every effort should
                     warranty may have to be sent to                                               be made for equipment
                     manufacturer for repair or                                                    to be brought to
                     replacement.  Repair cost limited                                             provider location for
                     to replacement value of equipment.                                            repair.
                     Items such as compressors, tires,
                     upholstery, will be
                     repaired/replaced no more
                     frequently  than the expected life
                     of the particular component and is
                     subject to any DME plan maximums.
                o    Adjustments for growth or changes
                     in condition are covered within
                     plan benefit limits, Standard
                     loaner equipment will be provided
                     when a members equipment needs to
                     be sent out for repair; or repair
                     is delayed waiting for parts or
                     service.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
MISCELLANEOUS
-------------------------------------------------
AIDS TO DAILY
LIVING (ADL),
SELF-HELP
ITEMS.






-------------------------------------------------
EQUIPMENT
REPAIRS





















-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                   SITE OF SERVICE,
  PRODUCTS                    COVERAGE CRITERIA             HCPC        EXAMPLE OF DIAGNOSES       TRAINING, SUPPLIES
------------------------------------------------------------------------------------------------------------------------
BATHROOM        Not covered, considered comfort or
EQUIPMENT;      convenience items which are not
BATH BENCH      primarily  medical in nature.
TRANSFER        Raised toilet seats are covered post
BENCH, GRAB     total hip or total knee replacement or
BARS, TOILET    similar surgery/ medical condition where
RAILS,          a member is physically incapable of
RAISED TOILET   either lowering themselves or raising
SEATS           themselves from a standard home toilet.
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                     USUAL
                     BRAND             RENT -
  PRODUCTS          SUPPLIED          PURCHASE
-------------------------------------------------
BATHROOM
EQUIPMENT;
BATH BENCH
TRANSFER
BENCH, GRAB
BARS, TOILET
RAILS,
RAISED TOILET
SEATS
-------------------------------------------------

                                  EXHIBIT XIV.

                 PARTICIPATING CIGNA SUBSIDIARIES AND AFFILIATES

      Connecticut General Life Insurance Company
      CIGNA HEALTHCARE MID-ATLANTIC, INC.
      CIGNA HEALTHCARE OF ARIZONA, INC.
      CIGNA HEALTHCARE OF CALIFORNIA, INC.
      CIGNA HEALTHCARE OF COLORADO, INC.
      CIGNA HEALTHCARE OF CONNECTICUT, INC.
      CIGNA HEALTHCARE OF DELAWARE, INC.
      CIGNA HEALTHCARE OF FLORIDA, INC.
      CIGNA HEALTHCARE OF GEORGIA, INC.
      CIGNA HEALTHCARE OF ILLINOIS, INC.
      CIGNA HEALTHCARE OF INDIANA, INC.
      CIGNA HEALTHCARE OF LOUISIANA, INC.
      CIGNA HEALTHCARE OF MAINE, INC.
      CIGNA HEALTHCARE OF MASSACHUSETTS, INC.
      CIGNA HEALTHCARE OF NEW HAMPSHIRE, INC.
      CIGNA HEALTHCARE OF NEW JERSEY, INC.
      CIGNA HEALTHCARE OF NEW YORK, INC.
      CIGNA HEALTHCARE OF NORTH CAROLINA, INC.
      CIGNA HEALTHCARE OF OHIO, INC.
      CIGNA HEALTHCARE OF PENNSYLVANIA, INC.
      CIGNA HEALTHCARE OF SOUTH CAROLINA, INC.
      CIGNA HEALTHCARE OF ST. LOUIS, INC.
      CIGNA HEALTHCARE OF TENNESSEE, INC.
      CIGNA HEALTHCARE OF TEXAS, INC.
      CIGNA HEALTHCARE OF UTAH, INC.
      CIGNA HEALTHCARE OF VIRGINIA, INC.

                                   EXHIBIT XV.
                HOME HEALTH CARE BENEFIT CLARIFICATION GUIDELINES

                                TABLE OF CONTENTS

o     Benefit Clarification Examples

o     Medical Interpretation for Chronic and Hourly Cases

o     Home Health Decision Process

                HOME HEALTH CARE BENEFIT CLARIFICATION GUIDELINES

STANDARD GSA

HOME HEALTH SERVICES

      Home health services when you:

      o     Require skilled care;

      o     Are unable to obtain the required care as an ambulatory  outpatient;
            and

      o Do not require confinement in a hospital or Other Participating Health Care Facility.

      Home health services are provided only if the Healthplan Medical Director has determined that the home is a medically appropriate and cost-effective setting. If you are a minor or an adult who is dependent upon others for non-skilled care (e.g., bathing, eating, toileting), home health services will only be provided for you during times when there is a family member or care giver present in the home to meet your non-skilled care needs.

      Home health services are those skilled health care services that can be provided during intermittent visits of two hours or less by Other Participating Health Professionals. Necessary consumable medical supplies, home infusion therapy, and durable medical equipment administered or used by Other Participating Health Professionals in providing home health services are covered. Home health services do not include services of a person who is a member of your family or your dependent's family or who normally resides in your house or your dependent's house. Physical, occupational, and speech therapy provided in the home are subject to the benefit limitations described under "Short-term Rehabilitative Therapy".

END STATE  PPO TEMPLATE
COVERED EXPENSES
HOME HEALTH CARE SERVICES
      o  CHARGES MADE FOR HOME HEALTH CARE SERVICES WHEN YOU:
          o  REQUIRE SKILLED CARE;
          o ARE UNABLE TO OBTAIN THE REQUIRED CARE AS AN AMBULATORY OUTPATIENT; AND
          o DO NOT REQUIRE CONFINEMENT IN A HOSPITAL OR OTHER HEALTH CARE FACILITY.
   HOME HEALTH CARE SERVICES ARE PROVIDED UNDER THE TERMS OF A HOME HEALTH CARE PLAN FOR THE PERSON NAMED IN THAT PLAN.

   IF YOU ARE A MINOR OR AN ADULT WHO IS DEPENDENT UPON OTHERS FOR NON-SKILLED CARE (E.G. BATHING, EATING, TOILETING), HOME HEALTH CARE SERVICES WILL ONLY BE PROVIDED FOR YOU DURING TIMES WHEN THERE IS A FAMILY MEMBER OR CARE GIVER PRESENT IN THE HOME TO MEET YOUR NON-SKILLED CARE NEEDS.

   HOME HEALTH CARE SERVICES ARE THOSE SKILLED HEALTH CARE SERVICES THAT CAN BE PROVIDED DURING INTERMITTENT VISITS OF 2 HOURS OR LESS BY OTHER HEALTH CARE PROFESSIONALS. NECESSARY CONSUMABLE MEDICAL SUPPLIES, HOME INFUSION THERAPY, AND DURABLE MEDICAL EQUIPMENT ADMINISTERED OR USED BY OTHER HEALTH CARE PROFESSIONALS IN PROVIDING HOME HEALTH CARE SERVICES ARE COVERED. HOME HEALTH CARE SERVICES DO NOT INCLUDE SERVICES OF A PERSON WHO IS A MEMBER OF YOUR FAMILY OR YOUR DEPENDENT'S FAMILY OR WHO NORMALLY RESIDES IN YOUR HOUSE OR YOUR DEPENDENT'S HOUSE. PHYSICAL, OCCUPATIONAL, AND SPEECH THERAPY

PROVIDED IN THE HOME ARE SUBJECT TO THE BENEFIT LIMITATIONS DESCRIBED UNDER "SHORT-TERM REHABILITATIVE THERAPY".

   OTHER HEALTH CARE FACILITIES ARE FACILITIES OTHER THAN A HOSPITAL OR A HOSPICE FACILITY. EXAMPLES OF OTHER HEALTH CARE FACILITIES INCLUDE, BUT ARE NOT LIMITED TO, LICENSED SKILLED NURSING FACILITIES, REHABILITATION HOSPITALS AND SUB-ACUTE FACILITIES.

   OTHER HEALTH CARE PROFESSIONALS INCLUDE AN INDIVIDUAL, OTHER THAN A PHYSICIAN WHO IS LICENSED OR OTHERWISE AUTHORIZED UNDER THE APPLICABLE STATE LAW TO DELIVER MEDICAL SERVICES. OTHER HEALTH CARE PROFESSIONALS INCLUDE, BUT ARE NOT LIMITED TO PHYSICAL THERAPISTS, HOME HEALTH AIDES AND NURSES.

WHAT IS COVERED UNDER THE BENEFIT LANGUAGE?

o Skilled services which can be provided through INTERMITTENT two hour visits will be covered.
      o     WOUND CARE
      o     SKILLED ASSESSMENTS
      o     SKILLED INTERMITTENT THERAPIES
      o SKILLED REHABILITATIVE SERVICES- *REHAB SERVICES IN THE HOME SETTING ARE SUBJECT TO, AND ACCRUE TO THE STR BENEFIT LIMITS
      o     ETC.
o Skilled visits of two hours or less necessary to provide intermittent monitoring and/or education or training for supportive family caregivers are covered.
      o     DIABETICS
      o     MEMBERS WITH SELF INJECTABLES
      o INFANTS REQUIRING BILI-LIGHTS WHERE PARENTAL COMPLIANCE & UNDERSTANDING REQUIRES VALIDATION.
      o     ETC.
o Skilled visits of two hours or less by a participating social worker to assist the family with long term planning and access to social services are covered.
o Services of home health aides are covered only when the home health aide is used in direct support of a skilled visit. Only skilled visits are covered in the home

WHAT IS NOT COVERED UNDER THE BENEFIT LANGUAGE?

      o Skilled services which are continuous in nature; i.e. airway maintenance, continuous monitoring, are not covered under the new benefit.

*
WHAT SHOULD CIGNA IN COORDINATION WITH GENTIVA/CARECENTRIX DO WHEN A MEMBER HAS A MEDICAL NEED WHICH SUPPORTS SERVICES BEYOND THE BENEFIT LANGUAGE ?

      The case manager should discuss the participant's skilled needs, covered services and gaps with the participant or the participant's spouse/parent/guardian. The case manager should work with the family to determine what resources might be available to fill gaps in services. The new case management tools for CHILDREN WITH SPECIAL HEALTH CARE NEEDS or END STAGE MALIGNANCIES offer suggestions on resources available to assist with care for these populations. In addition, potential resources include:

   o  the family as a caregiver
   o  other private insurance coverage
   o  Medicare
   o  Medicaid
   o  Children's Health Services
   o  SSI
   o  Medicaid waiver programs

      The case manager should assist families with obtaining the necessary forms and information to apply for eligible programs. A consult with a home health social worker should be considered to assist with identification of additional community resources. All plans and activities to assist with alternative coverage should be fully documented in the case management notes.

      Any gaps in services which remain after a full review of all existing programs MUST be discussed with the Healthplan Medical Director prior to initiating any authorization of services which exceed benefit definitions.

DURABLE MEDICAL EQUIPMENT] GSA TEMPLATE

      [Purchase or rental of durable medical equipment that is ordered or prescribed by a Participating Physician and provided by a vendor approved by the Healthplan. Coverage for repair, replacement or duplicate equipment is not covered except when replacement or revision is necessary due to growth, change in medical condition, or mechanical defect covered by manufacter's warranty .

      Durable medical equipment is defined as items which are designed for and able to withstand repeated use by more than one person; customarily serve a medical purpose; generally are not useful in the absence of illness or injury; are appropriate for use in the home; and are not disposable. Such equipment includes, but is not limited to, crutches, hospital beds, wheel chairs, ventillators, and dialysis machines.

      Unless covered in connection with the services described in the "Inpatient Services at Other Participating Health Care Facilities" or "Home Health Services" provisions, the following are SPECIFICALLY EXCLUDED:

      o     Hygienic or self-help items or equipment;

      o Items or equipment primarily used for comfort or convenience such as bathtub chairs, safety grab bars, stair gliders or elevators, over-the-bed tables, saunas or exercise equipment;

      o Environmental control equipment, such as air purifiers, room humidifiers and electrostatic machines;

      o Institutional equipment, such as air fluidized beds and diathermy machines;

      o     Elastic stockings and wigs;

      o Equipment used for the purpose of participation in sports or other recreational activities, including, but not limited to orthotics, braces and splints;

      o Items, such as auto tilt chairs, paraffin bath units and stationary whirlpool baths, which are not generally accepted by the medical profession as being therapeutically effective;

      o Items which under normal use would constitute a fixture to real property, such as ramps, railings, and grab bars.]

DURABLE MEDICAL EQUIPMENT PPO TEMPLATE

      o CHARGES MADE FOR THE PURCHASE OR RENTAL OF DURABLE MEDICAL EQUIPMENT PROVIDED BY A VENDOR APPROVED BY CG. COVERAGE FOR THE REPAIR, REPLACEMENT OR DUPLICATE EQUIPMENT IS NOT COVERED EXCEPT WHEN REPLACEMENT OR REVISION IS NECESSARY DUE TO GROWTH, CHANGE IN MEDICAL CONDITION OR MECHANICAL DEFECT COVERED BY MANUFACTER'S WARRANTY.

         DURABLE MEDICAL EQUIPMENT IS DEFINED AS ITEMS WHICH ARE DESIGNED FOR AND ABLE TO WITHSTAND REPEATED USE BY MORE THAN ONE PERSON, CUSTOMARILY SERVE A MEDICAL PURPOSE, GENERALLY ARE NOT USEFUL IN THE ABSENCE OF INJURY OR SICKNESS, ARE APPROPRIATE FOR USE IN THE HOME, AND ARE NOT DISPOSABLE. SUCH EQUIPMENT INCLUDES, BUT IS NOT LIMITED TO: CRUTCHES, HOSPITAL BEDS, WHEEL CHAIRS, VENTILLATORS, AND DIALYSIS MACHINES.

         UNLESS COVERED IN CONNECTION WITH THE SERVICES DESCRIBED IN ANOTHER SECTION OF THIS CERTIFICATE, THE FOLLOWING ARE SPECIFICALLY EXCLUDED:

            o  HYGIENIC OR SELF-HELP ITEMS OR EQUIPMENT;
            o ITEMS OR EQUIPMENT THAT ARE PRIMARILY USED FOR COMFORT OR CONVENIENCE, SUCH AS BATHTUB CHAIRS, SAFETY GRAB BARS, STAIR GLIDERS OR ELEVATORS, OVER-THE-BED TABLES, SAUNAS OR EXERCISE EQUIPMENT;
            o ENVIRONMENTAL CONTROL EQUIPMENT, SUCH AS AIR PURIFIERS, ROOM HUMIDIFIERS AND ELECTROSTATIC MACHINES;
            o INSTITUTIONAL EQUIPMENT, SUCH AS AIR FLUIDIZED BEDS AND DIATHERMY MACHINES;
            o  ELASTIC STOCKINGS AND WIGS;
            o IN SPORTS OR OTHER RECREATIONAL ACTIVITIES INCLUDING, BUT NOT LIMITED TO, ORTHOTICS, BRACES AND SPLINTS;
            o ITEMS, SUCH AS AUTO TILT CHAIRS, PARAFFIN BATH UNITS AND WHIRLPOOL BATHS, WHICH ARE NOT GENERALLY ACCEPTED BY THE MEDICAL PROFESSION AS BEING THERAPEUTICALLY EFFECTIVE;
            o ITEMS WHICH UNDER NORMAL USE WOULD CONSTITUTE A FIXTURE TO REAL PROPERTY, SUCH AS RAMPS, RAILINGS, AND GRAB BARS.

            COVERAGE IS SUBJECT TO THE MAXIMUM SHOWN IN THE SCHEDULE.

            Refer to the DME Grid for information on specific pieces of durable medical equipment.

WHAT IS THE APPROPRIATE UTILIZATION OF HOME HEALTH AIDES AS A COVERED SERVICE?

Home health aides are covered when utilized in support of a skilled service. This would include assisting the skilled professional to turn, position, or mobilize a patient during a skilled visit; i.e. dressing changes, wound assessment, and physical therapy. Hygienic measures or skin care provided during a skilled visit as part of the preparation for assessment or nursing / medical procedures, would be appropriate utilization of a home health aide. However, daily bathing, skin care, or assisting with dressing and activities of daily life would be considered custodial care.

Home health aide services not provided in support of a skilled visit are not considered to meet the requirements for benefit coverage and therefore, would not be covered under capitation with Gentiva. Home health aide services for cooking, cleaning, or direct custodial care are not covered benefits under GSA or FlexCare and are not covered under capitation with Gentiva. Home health aides requested for safety issues, or to assist with a patients ability to rest or conserve energy are also not a covered benefit or covered under capitated with Gentiva.

WHEN IS A PATIENT CONSIDERED PHYSICALLY ABLE TO ATTEND OUTPATIENT SERVICES?

Due to the availability of space, equipment, and regular staff, outpatient services (i.e. rehabilitation therapy, blood draws and certain IM injectables) offer the potential for more efficient delivery of care and a greater level of improvement than may be provided in the home setting. For this reason, outpatient ambulatory services would be the preferred setting for these types of services.

Home nursing, or therapy is available for those who are physically unable to attend an outpatient program. The patient must not be able to leave home without significant assistance. Lack of transportation does not qualify for home care. The patient, who poses safety risks due to dizziness, unsteadiness, or muscle wasting from an illness, may be a candidate for home services under the capitated agreement with Gentiva. The primary focus should be to transition patients to outpatient services once they improve should services continue.

GSA language specifically states :

COVERED EXPENSES
HOME HEALTH CARE SERVICES
      o     CHARGES MADE FOR HOME HEALTH CARE SERVICES WHEN YOU:
             o  REQUIRE SKILLED CARE;
             o ARE UNABLE TO OBTAIN THE REQUIRED CARE AS AN AMBULATORY OUTPATIENT; AND
             o DO NOT REQUIRE CONFINEMENT IN A HOSPITAL OR OTHER HEALTH CARE FACILITY.

While neither the GSA or FlexCare languages mention the term "homebound" related to home health care, the definition is generally interpreted to mean the same as the GSA terminology. However, the Gentiva contract does specifically use this term - (page 5, definition for Home Health Services) "those services, supplies, drugs/medications (limited to topical agents for wound care) and equipment ordered by a physician for a Participant who is home bound due to a disabling condition.

Home Infusion Therapy Services and skilled nursing services such as wound care, sterile dressing etc. are covered in the home if provision of these services in the home is the most optimal place of service for the level of care needed.

WHEN ARE CONSUMABLES COVERED?

There are two situations where consumable supplies are coordinated by Gentiva and covered under capitation:

1. Other than glucose test strips, consumable medical supplies are covered if they are necessary for authorized durable medical equipment to function. Glucose strips are covered under pharmacy, not DME.

2. Consumables are covered when used directly by an authorized skilled home health professional to provide a skilled service, and are used during that visit. In the situation where a family member is educated by the nurse to perform that skilled service between the scheduled skilled visits, the consumables will also now be covered under cap in an effort to ease transition to a willing caregiver. Consumables are not covered under capitation for services, which do not require a skilled level of care. This includes situations where a patient is independent with care (i.e. self-catheterization).

CAPITATED CONSUMABLES INCLUDE:
Catheters:              foley, suction, straight condom catheters
Irrigation solution:    sterile water, saline
Dressing supplies:      gauze pads, sterile or unsterile gloves,
                        Vaseline gauze, ABDs, kerlix, steristrips, duoderm, opsite, packing gauze tape, tubing, connectors, trach dressings and trach care kits
Betadine wipes
Fleet and soap suds enemas
Peroxide
Syringes for nurses to administer injections (excludes specialty or special order syringes)
Lab tubes, vacutainers and needles for lab work
KY jelly and NG Tubes
Cotton balls and alcohol sponges
Band-Aids
thermometers
sharps containers

NOTE: once there is no need for skilled visits, consumables would not be covered under capitation with Gentiva.

When are medications, including injectables, covered under capitation?

Self injectable subcutaneous and intramuscular medications are intended to be coordinated through the pharmacy benefit and so, are not covered under capitation with Gentiva. Approved Intravenous home infusions are covered under capitation.

Gentiva and the healthplan staff will make every effort to successfully support transition of self-injectables to the patient/family within 1-2 teaching visits. The visits required to teach self-injectables are considered part of the home care benefit and covered under capitation with Gentiva. In rare situations where there is resistance by the patient or care giver to learning the skilled service, Gentiva may need to creatively manage the situation with a care plan approach which involves the treating physician, family or CHC Case Manager.

Ceredase and Hemophiliac Factor are medications which are specifically mentioned as covered under our home infusion agreement and must be coordinated through Gentiva even though the reimbursement has been defined as fee for service.

NON SKILLED SERVICES / CUSTODIAL SERVICES / SELF CARE.

TURNING
POSITIONING
WEIGHING
BATHING
MAINTAINING A BOWEL PROGRAM
OSTOMY CARE**
      ileostomy
      ureterostomy
      colostomy
ADMINISTRATION OF ENEMAS**
ADMINISTRATION OF SUPPOSITORIES**
FEEDING
DRESSING
ASSISTING WITH ACTIVITIES OF DAILY LIVING
AEROSOL THERAPY**

** The patient or family member may perform these services. Home health aides may not perform these services.

DURABLE MEDICAL EQUIPMENT
- CARE EXPECTED TO BE LIMITED TO TRAINING

FOR EXAMPLE:

LYMPHEDEMA BOOTS
CPAP
NEBULIZERS
APNEA MONITOR

                          HOME HEALTH DECISION PROCESS

WHAT SERVICES ARE BEING REQUESTED?
      Describe all services being requested.

ARE THE SERVICES SKILLED?
      Yes. Proceed to determination of medical necessity.
      No. Refer participant to other resources (i.e. community or government programs, self pay options).
CAN THE SERVICES BE PROVIDED THROUGH INTERMITTENT VISITS, OR WILL THE SERVICES REQUIRE CONTINUOUS SKILLED NURSING IN THE HOME?
      The home health benefit only covers intermittent visits. Any request requiring continuous skilled services needs to be approached from a case management , care planning perspective. I.e Assess all resources, other coverage available, family support, finances.. consult a social worker if the member requires referral for additional programs or funding. I,e medicare/ medicaid. Discuss limits of coverage with the member/ family and provider.

ARE THE SERVICES MEDICALLY NECESSARY?
      Evaluate each service. IV therapy for pneumonia- yes
      Nursing assessment for a patient with pneumonia and ALS - yes
      Home health aide to stay with patient while family works - no Continuous skilled nursing for 16 hours a day for suctioning a ventilator dependent patient- medically necessary= yes, covered benefit = no.

IS THE HOME SETTING THE APPROPRIATE SETTING FOR THIS PATIENT?
      Is the patient restricted to the home because of physical limitations?--yes
      Is a mobile patient receiving home therapy verses the more appropriate outpatient facility?--no
      Are home services being requested over outpatient for convenience?-- no

Note: this does not apply to home infusion, which has no restrictions on the patient's mobility.

WHAT SERVICES WILL BE PROVIDED, AND FOR HOW LONG?
      Those services that are skilled, medically necessary, and appropriate for the home setting will be provided.
      Short-term rehabilitation services are subject to the plan design benefit limitations. Remember the STR benefit maximum applies to all places of service. Inpatient rehab + home rehab + outpatient rehab = maximum. All places of service accrue to one maximum. The member does not have separate benefits for each place of service.

      All services will be reviewed for continued appropriateness on a regular basis.

WHAT SHOULD THE HEALTHPLAN'S GOAL BE IN PROVIDING HOME HEALTH SERVICES?

      In a managed care environment, our efforts at controlling costs include providing services at the least intensive appropriate level of care. There are many "skilled services" which a family / patient / or caregiver may assume after training by a nursing professional. Our efforts should be aimed in that direction. However, CIGNA and Gentiva recognize that individual patients and families will require different levels of support to achieve the desired outcomes. We cannot force a layperson to assume skilled care.

WHAT IF THE PATIENT LIVES ALONE OR HAS NO WILLING CAREGIVER AVAILABLE TO ASSUME RESPONSIBILITY?

      Patients who are physically incapable of assuming responsibility for their own care in an emergency situation, or who have no willing care giver available on an emergency basis, are not considered appropriate for home health services primarily for safety issues.

IS THE CARE, AND THE NEED FOR CARE BEING EVALUATED ON A REGULAR BASIS BY GENTIVA CareCentrix ?

      The care and the need for care are being evaluated on a regular basis at two to three levels. Home health services are initially received at the Gentiva CareCentrix level. The authorization for the services are then distributed to a local agency. Often, CareCentrix will authorize visits for a limited number of days, as a process to ensure feedback on the progress of the care. The skilled personnel providing the care should continuously evaluate the care. Any patients meeting CIGNA criteria for case management should also be receiving regular evaluations by the CIGNA Case Manager.

      What questions are being asked when the care/ services are being periodically reevaluated?

      What is the primary diagnosis driving the service?
      Are the services skilled?
      Are the services medically necessary?
      Is the home the most appropriate location for the services for this individual patient?
      Is the patient responding to the skilled services?
      Is there a primary care giver available?

WHAT IF THE PATIENT IS NOT RESPONDING TO THE SKILLED SERVICE (I.E. NO IMPROVEMENT, OR WORSENING CONDITION)?

1. The home health agency providing the service is the primary reviewer of progress. In those situations where a patient is showing no progress, or unexpectedly deteriorating, the home health agency / Home Health Nurse, would contact the Primary Care Physician to review the plan of care.

2. The home health agency and the PCP would update the patient care plan. A date for re-evaluation of patient progress would be determined.

3. Based on the patient's condition and progress, the home health agency may continue regular contact with the PCP.

4. In those situations where the home health agency is concerned about the medical appropriateness of the care plan, the home health agency should contact the Care Manager at Gentiva CareCentrix. The Gentiva CareCentrix Care Manager will contact the local CIGNA healthplan Health Services Nurse or Medical Director.

5. The CHC Nurse Reviewer or Medical Director should review the case and discuss the care plan with the PCP.

6. The results of the discussion between CHC medical management and the PCP should be communicated to the Care Manager at Gentiva CareCentrix.

7. In those situations where Gentiva and CIGNA cannot come to agreement, a Homecare Review Panel consisting of both CIGNA and Gentiva corporate staff is available for emergent, urgent, and regular weekly review.

8. If agreement has still not been reached regarding the medical management of the case, the situation should be elevated to the Corporate Medical Directors at CHC and Gentiva for review.

                                   EXHIBIT XVI
                           STANDARDS FOR DELEGATION OF
                     CLINICAL SERVICE MANAGEMENT ACTIVITIES
           FOR GENTIVA CARECENTRIX, INC. /("CIGNA") (the "Standards")

      [Any and all capitalized terms not defined herein shall have the same meaning as in the managed care provider agreement between CIGNA and Gentiva CareCentrix (MCA)

1. MCA shall be subject to a pre-contract site review and evaluation of its Clinical Service Management Program ("Clinical Service Management Program") for all delegated activities.

2. MCA shall maintain a written Clinical Service Management Program description which includes:

      A. a description of MCA's 1) policies/procedures to evaluate Medical Necessity, 2) use of nationally recognized and locally approved criteria and information sources; and 3) process to review and approve services;

      B. a description of MCA's mechanism to periodically update the Clinical Service Management Program description and the Clinical Service Management Program's policies and procedures;

      C. documented evidence of approval of MCA's Clinical Service Management Program by MCA's appropriate body of governance;

      D. a description of the roles and functions of MCA's Clinical Service Management Program to include a definition of the roles and responsibilities of MCA's Clinical Service Management Program staff;

      E. evidence demonstrating an active, current work plan which responds to identified opportunities for improvement and action steps, as well as a process for, and evidence of, an annual evaluation of the Clinical Service Management Program.

            MCA shall provide annual reports as specified: (i.) Clinical Service management Program Description and Work Plan by March 31st of the current year, (ii.) A written evaluation of MCA's Clinical Service Management Program for the previous year by March 31st of the current year.

      F. a description of the transition process when benefits end or a Represented Provider's participation in the network terminates.

3. The MCA's Clinical Service Management Program must have been operational for at least the 12-month period preceding the effective date of the delegation, as defined herein.

4. The MCA's Clinical Service Management Program shall at a minimum comply in all respects with the requirements of an appropriate accrediting body designated by CIGNA (i.e. NCQA, JCAHO, etc.), the requirements established by CIGNA herein and in the Agreement and the requirements of applicable federal and state laws and regulations. MCA shall maintain all applicable licensures and certifications required to perform the Clinical Services Management Program activities. MCA shall maintain appropriate records with respect to all Clinical Service Management Program activities for the duration of the Agreement and seven years thereafter.

5. MCA shall maintain professional liability coverage in the amount of 1 million per occurrence and 3 million aggregate, amounts less than these required amounts will be subject to approval by CIGNA. MCA shall not subcontract any of its clinical management responsibilities under its agreement with CIGNA unless otherwise agreed in writing by CIGNA. Any subcontractor approved by CIGNA shall be required to agree in writing to comply with all standards applicable to MCA with regard to the subcontracted services.

6. MCA shall provide CIGNA with a copy of its written Clinical Service Management Program description upon request. Such Clinical Service Management Program description shall be submitted to CIGNA for review and approval prior to the effective date of the contract and annually thereafter and shall not be materially modified without CIGNA's prior written approval.

7. The role of MCA and its Represented Providers is limited to performing certain activities contracted by CIGNA using standards delivered by CIGNA, and which are in compliance with applicable federal and state laws and regulations. MCA hereby agrees to perform those activities identified by an "X" in the MCA column below and understands and acknowledges that its performance of such activities is subject to CIGNA's oversight and monitoring.

----------------------------------------------------------
                ACTIVITIES                MCA      CIGNA
----------------------------------------------------------
Medical Policy Adoption of Criteria      X       X
----------------------------------------------------------
Precertification - Inpatient Approvals           X
----------------------------------------------------------
Precertification - Inpatient Denials             X
----------------------------------------------------------
Precertification - Outpatient Approvals  X
----------------------------------------------------------
Precertification - Outpatient Denials            X
----------------------------------------------------------
Concurrent Review* - Approvals                   X
----------------------------------------------------------
Concurrent Review* - Denials                     X
----------------------------------------------------------
Discharge Planning                               X
----------------------------------------------------------
Retrospective - Inpatient Approvals              X
----------------------------------------------------------
Retrospective - Outpatient Approvals             X
----------------------------------------------------------
Retrospective - Outpatient Denials               X
----------------------------------------------------------
Referral Management - Approvals                  X
----------------------------------------------------------
Referral Management - Denials                    X
----------------------------------------------------------
Out-of-Area Management                           X
----------------------------------------------------------
Case Management* - Approvals                     X
----------------------------------------------------------
Case Management* - Denials                       X
----------------------------------------------------------
Disease Management                                   X
----------------------------------------------------------
Denials Benefit Coverage                             X
----------------------------------------------------------
Appeals - First Level                                X
----------------------------------------------------------
Member Satisfaction w/ UM                            X
----------------------------------------------------------
Provider Satisfaction w/ UM                          X
----------------------------------------------------------
Pharmacy Management                                  X
----------------------------------------------------------

----------------------------------------------------------
                ACTIVITIES                MCA      CIGNA
----------------------------------------------------------
Member Communication                                 X
----------------------------------------------------------
Monitoring Quality and Timeliness of     X       X
Decisions
----------------------------------------------------------
Inter-rater Reliability                  X
----------------------------------------------------------
Technology Assessment                                X
----------------------------------------------------------

* Definitions:
    CONCURRENT REVIEW- An assessment that determines medical necessity or appropriateness of services as they are being rendered, such as an assessment of the need for continued inpatient care for hospitalized patients.
    CASE MANAGEMENT- A process for identifying covered persons with specific health care needs in order to facilitate the development and implementation of a plan that efficiently uses health care resources to achieve optimum member outcome.
    RETROSPECTIVE REVIEW- Assessment of the appropriateness of medical services on a case by case or aggregate basis after the services have been provided.

8. With respect to each request for medical services for which the MCA delivers hereunder, MCA shall apply the clinical service criteria set forth in the Service Agreement applicable to the Participant for whom medical services have been requested. Criteria shall be applied based on the needs of the individual patient. Criteria shall be objective and applied consistently based on the needs of the individual patient.

9. All information relating to MCA's Clinical Service Management Program activities hereunder shall be confidential, shall not be disclosed to any third parties except as required by applicable federal and state law and except as required to fulfill MCA's clinical management responsibilities hereunder, and shall be maintained in such a manner so that such information shall be protected from discovery and use in judicial or administrative proceedings to the fullest extent possible under applicable federal and state law. In the event that MCA receives a subpoena, civil investigative demand or other similar process requesting disclosure of information relating to its Clinical Service Management Program activities hereunder, MCA shall immediately notify CIGNA of such subpoena, demand or process so as to afford CIGNA with an adequate opportunity to seek an appropriate protective order should it choose to do so.

10. This exhibit, all information provided by CIGNA to MCA pertaining to CIGNA's contract with MCA and all data made known to MCA relating to services rendered to Participants under the Agreement is confidential and proprietary information subject to the protections set forth in the confidentiality provision contained in MCA's Agreement with CIGNA. In the event that MCA receives a subpoena, civil investigative demand or other similar process requesting disclosure of such confidential and proprietary information, MCA shall immediately notify CIGNA of such subpoena, demand or process so as to afford CIGNA with an adequate opportunity to seek an appropriate protective order should it choose to do so.

11. MCA shall have a national medical director who provides oversight of the Clinical Service management Program. In states which mandate that the medical director making decisions must be licensed to practice medicine in referenced states, MCA shall access CIGNA HealthCare Medical Directors identified by CIGNA on consultant basis.

12. For non-contracted home health care providers that may from time to time provide services in order to meet immediate demand, MCA shall establish a process acceptable to CIGNA to ensure that Provider has an unrestricted license, as appropriate, in the state which the Provider practices, has adequate professional and general liability insurance coverage and has an acceptable malpractice claims history as indicated through verifying Medicare/Medicaid Sanctions or other appropriate reporting agency or data bank identified by CIGNA. MCA will notify CIGNA if a non-credentialed Provider is used to fulfill a service requirement need. If a Provider provides services to more than two different members within a 60-day period, MCA must implement a full credentialing process for that Provider.

13. All Clinical Service Management Program activities shall be supervised by appropriately qualified professionals including:

      A. Use of a national medical director who will provide oversight of the Clinical Service Management Program and assist with the development of policies.

      B. Use of CIGNA board certified specialists to assist in determining Medical Necessity and in preparing documentation to support the decision.

13. Total Clinical Service management Program staff ratios (including nurses) will be maintained to enable MCA to provide a level of service to be compliant with NCQA Standards for delivery, documentation and turn around time.

      Non-clinical staff shall utilize protocols and criteria approved by the Medical Director and shall not make medical appropriateness/necessity decisions. All decisions of the non-clinical staff shall be supervised by clinical staff.

      MCA shall maintain appropriate levels of telephone line staffing for the clinical servcie management activities required to be performed hereunder and shall satisfy the following standards: (a) the overall abandonment rate for the pre-certification telephone line shall be 5% or less; (b) the average speed of answer for the pre-certification telephone line shall be less than 30 seconds; (c) telephone prompts shall be clear and user friendly; and (d) a telephone message after hours shall give normal business hours information and after hours instructions.

14. MCA shall maintain a set of mutually agreed upon written clinical service management decision protocols that are based on reasonable available medical evidence, are acceptable to and consistent with CIGNA protocols and indicate that:

      A. criteria for appropriateness of medical services are clearly documented, communicated to participating physicians, and available to the physician and Participants upon request;

      B. an appropriate mechanism is present for checking the consistency of application of criteria across physician and non-physician reviewers at least annually and opportunities for improvement are identified and resolved; and

      C. an appropriate mechanism is present for updating and approving review criteria periodically, actively practicing practitioners are involved in the development and adoption of the criteria and the time of the update is specified in protocol or policy.

15. In connection with all Clinical Service Management Program activities hereunder, MCA shall obtain all necessary information, including pertinent clinical information, and consult with the treating physician, as appropriate, and document such efforts. Urgent home health care services, as defined within the MCA agreement, must be covered where such services are necessary to the prudent care of the patient.

16. The Healthplan retains responsibility for rendering the final coverage determination on all services denied for medical necessity. MCA shall notify CIGNA as expeditiously as possible, but no later than the same business day, of any recommendation for denial of coverage. The notification shall include:

      A. documentation indicating who recommended denial, why, and any medical information used to render the recommendation;

      B. documentation that an explanation is provided to the applicable Represented Provider via telephone of the recommended denial. The MCA shall not send any written communication, either via US mail or facsimile, to the requesting provider.

17. CIGNA will notify the MCA, the requesting provider, the PCP, and the Participant via letter which includes all information required by applicable federal and state law.

18. CIGNA will process all requests for appeals, whether expedited or standard. In connection with any such appeal, the MCA shall assist and cooperate with CIGNA and shall promptly provide all documentation reasonably requested by CIGNA to meet all accreditation and regulatory timeframe requirements.

      A. MCA shall make no denials for experimental/investigative reasons unless such denials have been discussed with and approved by CIGNA.

19. MCA's Clinical Service management Program decisions shall be made in a timely manner.

      A. MCA's Clinical Service Management Program policies and procedures shall clearly define the maximum time frames for Clinical Service Management Program decisions. All Clinical Service Management Program decisions shall be made within the time frames that allow CIGNA to satisfy all applicable federal and state legal requirements, whichever time frame is earlier (i.e. Department of Labor, Department of Insurance, Department of Corporations, HCFA, etc.). MCA shall implement adequate coverage arrangements to ensure compliance with applicable federal and state legal requirements at all times, including, but not limited to, adequate after hours, weekend and holiday coverage.

      B. MCA shall implement an appropriate mechanism to monitor and document timeliness of decisions which shall include:

            (1) Documentation to show urgent requests are responded to within 24 hours, or within the time frame required by applicable federal and state law, if earlier; and

            (2) Documentation to show routine requests are responded to within one working day, or within the time frame required by applicable federal and state law or regulatory authorities, if earlier

            (3) The MCA shall monitor and analyze its compliance with timeliness requirements on a quarterly basis and take prompt action to meet or improve adherence to such requirements.

20. Except as otherwise agreed by CIGNA, CIGNA shall retain responsibility for responding to Participant inquiries or complaints. MCA shall notify CIGNA Member Services within 24 hours of any complaint or grievance filed with MCA by or on behalf of any Participant.

21. The MCA shall maintain a system acceptable to CIGNA to track authorizations, to evaluate the MCA's compliance with CIGNA's contract requirements as set forth in Represented Provider Agreement and herein, to monitor providers for inappropriate clinical service and to evaluate Participant satisfaction and provider satisfaction, and other measures of evaluation agreed upon by the parties. MCA shall submit reports to CIGNA, in a format acceptable to CIGNA, on a quarterly basis reflecting the MCA's performance under these measures of evaluation, including an action plan which addresses opportunities for improvement when applicable.

22. CIGNA, its designee and any applicable governmental authorities or accrediting bodies shall have the right to conduct periodic audits of the MCA's Clinical Management service Program activities upon reasonable prior notice, and the MCA shall cooperate with any such audits. In addition, the MCA's performance of its Clinical Service Management Program activities hereunder may be measured by CIGNA at least annually. The MCA shall cooperate with any such audits and shall provide any and all information reasonably requested by CIGNA in connection with such audits. Applicable performance measures include but are not limited to:

                  (a) Participant concerns, complaints and grievances which relate to the UM Process do not exceed .10 per 1000 average eligible members per quarter for individual healthplans and for the CIGNA national rate. A "participant concern" is identified as any oral or written expression of dissatisfaction from a participant or participant's representative such as a physician, guardian or family member.

                  (b) audits of Clinical Service Management Program activities show compliance with CIGNA, and applicable federal, state and accreditation requirements.

23. CIGNA will provide MCA with a written report detailing its findings with respect to any such audits. If such audits reveal any deficiencies, MCA shall correct any deficiencies identified in such audit within 60 days of CIGNA's submission of the report detailing such deficiencies. Failure to correct any identified deficiencies within such 60 day period may be cause for revocation of the delegation set forth herein.

24. MCA shall provide CIGNA with evidence of an appropriate internal control environment acceptable to CIGNA of MCA's Clinical Service Management Program operations on an annual basis.

25. MCA shall prepare and provide such periodic reports or other data as is reasonably requested by CIGNA relating to MCA's Clinical Service Management Program activities in association with Participant's receiving services from Represented Providers. MCA shall participate in Clinical Service Management Program oversight activities (i.e., committee meetings, report submission) to the extent reasonably required by CIGNA and at least quarterly. MCA shall provide CIGNA with any adverse event/sentinel diagnosis information relating to Participants within two business days of MCA's receipt of such information.

26. MCA shall have a process in place to ensure appropriate utilization of services including identifying areas of over utilization and under utilization including: monitoring different types of data, establishing thresholds, conducting quantitative analysis and comparison to thresholds and working with CIGNA to implement actions to address issues that are identified by CIGNA or by the MCA.

27. If CIGNA determines that MCA cannot meet its Clinical Service Management Program obligations, CIGNA may elect to assume responsibility for such activities. If CIGNA elects to assume responsibility for such activities, the rates set forth in the Agreement shall be adjusted to the extent necessary, and MCA shall cooperate and provide to CIGNA any information reasonably required to perform such activities.

28. All referrals shall be to Represented Providers, except where an Emergency requires otherwise or as otherwise required by applicable federal and state law. Except in an urgent/emergent situation, MCA shall require all Represented Providers to obtain authorization from MCA prior to rendering home health services. Or as otherwise required by applicable federal and state law.

29. All electronic data which MCA maintains concerning the detail of all Clinical Service Management Program activities made hereunder shall be made available and submitted to CIGNA using ANSI standard transaction formats or another mutually agreeable format in compliance with applicable state and federal law including, but not limited to, the Health Insurance Portability and Accountability Act (HIPAA) and Administrative Simplification. Such data shall be submitted to CIGNA at least monthly. If a non-ANSI format is agreed upon, MCA shall cooperate with CIGNA in the development of the transmission format, frequency and protocol.

30. MCA shall maintain evidence that MCA distributes a statement to all employees, and Represented Providers involved in Clinical Service Management Program activities, affirming the following:

      A. Clinical service decision making is based only on appropriateness of care and service.
      B. The MCA does not compensate practitioners/providers/employees for denials.
      C.    The MCA does not offer incentives to encourage denials.
      D.    The need for special concern about under utilization.

MCA shall indemnify, defend and hold harmless CIGNA and its affiliates from and against any and all liability, fines, penalties, damages and expense, including reasonable defense costs and legal fees, incurred by CIGNA in connection with claims or actions of any nature, governmental examinations, enforcement actions or other administrative proceedings, arising from MCA's failure to perform its obligations under these Standards

      A.    Confidentiality

                  MCA shall comply with all applicable federal and state laws and regulations relating to the confidentiality of medical records and other individually identifiable health information, including but not limited to, the requirements specified below.

      B.    Definitions Applicable to this Confidentiality Section

                  "Confidential Information" shall mean (a) Individually Identifiable Health Information that is (i) transmitted by Electronic Media, (ii) maintained in any medium constituting Electronic Media; or (iii) transmitted or maintained in any other form or medium and (b) any Nonpublic Personal Financial Information, as that term is defined by the NAIC Model Privacy of Consumer Financial and Health Information Regulation (2000) issued pursuant to the Gramm Leach Bliley Act. "Confidential Information" shall not include (i) education records covered by the Family Educational Right and Privacy Act, as amended, 20 U.S.C. Section 1232g and (ii) records described in 20 U.S.C. Section 1232g(a)(4)(B)(iv).

                  "Designated Record Set" shall mean a group of records maintained by or for CIGNA or a CIGNA Affiliate that is (i) the medical records and billing records about individuals maintained by or for CIGNA or a CIGNA Affiliate, (ii) the enrollment, payment, claims adjudication, and case or medical management record systems maintained by or for a health plan; or (iii) used, in whole or in part, by or for CIGNA or a CIGNA Affiliate to make decisions about individuals. As used herein, the term "Record" means any item, collection, or grouping of information that includes Confidential Information and is maintained, collected, used, or disseminated by or for CIGNA or a CIGNA Affiliate.

                  "Electronic Media" shall mean the mode of electronic transmissions. It includes the Internet, extranet (using Internet technology to link a business with information only accessible to collaborating parties), leased lines, dial-up lines, private networks, and those transmissions that are physically moved from one location to another using magnetic tape, disk, or compact disk media.

                  "Individually Identifiable Health Information" shall mean information that is a subset of health information, including demographic information collected from an individual, and

                  (1) is created or received by a health care provider, health plan, employer, or health care clearinghouse; and

                  (2) relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present or future payment for the provision of health care to an individual; and (a) identifies the individual, or (b) with respect to which there is a reasonable basis to believe the information can be used to identify the individual; and

                  (3) relates to identifiable non-health information including but not limited to an individual's address, phone number and/or Social Security number.

                  "Privacy Standards" shall mean (a) the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder, including the Standard for Privacy of Individually Identifiable Health Information, 45 C.F.R. Parts 160 and 164, (b) the Gramm Leach Bliley Act and any applicable regulations governing privacy and confidentiality promulgated thereunder, and (c) other federal or state laws or regulations governing the use, disclosure, confidentiality, security or privacy of Confidential Information or other personally identifiable information.

                  "Secretary" shall mean the Secretary of the Department of Health and Human Services.

      C.    Use of Confidential Information

                  MCA may use Confidential Information to carry out the obligations of MCA set forth in the Agreement and these Standards or as required by federal or state law, subject to the provisions of Sections C. through N., below. MCA shall ensure that its directors, officers, employees, contractors and agents do not use Confidential Information received from CIGNA or a CIGNA Affiliate in any manner that would constitute a violation of the Privacy Standards if used in a similar manner by CIGNA or a CIGNA Affiliate. MCA shall not use Confidential Information for the purpose of creating de-identified information that will be used for any purpose other than to carry out the obligations of MCA set forth in the Agreement or these Standards or as required by federal or state law.

      D.    Disclosure of Confidential Information

                  MCA and its directors, officers, employees, contractors and agents shall not disclose Confidential Information received from CIGNA or a CIGNA Affiliate other than as is necessary to carry out the obligations of MCA set forth in the Agreement or these Standards or as required by federal or state law, subject to the provisions of Sections C. through N., below. Confidential Information shall not be disclosed in any manner that would constitute a violation of the Privacy Standards if disclosed in a similar manner by CIGNA or a CIGNA Affiliate.

      E.    Safeguards Against Misuse of Information

                  MCA agrees that it will implement all appropriate safeguards to prevent the use or disclosure of Confidential Information in any manner other than pursuant to the terms and conditions of the Agreement and these Standards.

      F.    Reporting of Disclosures of Confidential Information

                  MCA shall, within five (5) days of becoming aware of a loss, a suspected loss, or disclosure of

                  Confidential Information in violation of the Agreement or these Standards by MCA, its officers, directors, employees, contractors or agents or by a third party to which MCA disclosed Confidential Information pursuant to Section C. of this Agreement, report any such disclosure to CIGNA's Privacy and Security Officers. This requirement will also apply to any loss, or suspected loss, of Confidential Information.

      G.    Agreements with Third Parties

                  MCA shall enter into an agreement with any agent, subcontractor or other third party that will have access to Confidential Information that is received from, created or received by MCA on behalf of CIGNA or a CIGNA Affiliate pursuant to which such third party agrees to be bound by the same restrictions, terms and conditions that apply to MCA pursuant to this Agreement with respect to such Confidential Information. Under such agreement, the third party shall (a) provide reasonable assurances that such Confidential Information will be held confidential as provided pursuant to the Agreement and these Standards, (b) provide reasonable assurances that such Confidential Information will be disclosed only as required by federal or state law or for the purposes for which it was disclosed to such third party, and
                  (c) immediately notify MCA of any breaches of the confidentiality of the Confidential Information, to the extent it has obtained knowledge of such breach.

      H.    Access to Information

                  Within five (5) business days of a request by CIGNA or a CIGNA Affiliate for access to Confidential Information about an individual contained in a Designated Record Set, MCA shall make available to CIGNA or the CIGNA Affiliate such Confidential Information for so long as such information is maintained in the Designated Record Set. In the event any individual requests access to Confidential Information directly from MCA, MCA may not deny access to the Confidential Information requested. Rather, MCA shall, within two (2) business days, forward such request to CIGNA.

      I.    Availability of Confidential Information for Amendment

                  Within ten (10) business days of receipt of a request from CIGNA or a CIGNA Affiliate for the amendment of an individual's Confidential Information or a record regarding an individual contained in a Designated Record Set (for so long as the Confidential Information is maintained in the Designated Record Set), MCA shall provide such information to CIGNA or the CIGNA Affiliate for amendment and incorporate any such amendments in the Confidential Information as required by 45 C.F.R. Section 164.526. In the event that the request for the amendment of Confidential Information is made directly to the MCA, MCA may not deny the requested amendment. Rather, MCA shall, within two (2) business days, forward such request to CIGNA.

      J.    Audit

                  Upon reasonable notice, CIGNA or a CIGNA Affiliate may audit and inspect MCA's internal practices and the books and records in MCA's possession for the purpose of assessing MCA's use and disclosure of Confidential Information received from CIGNA or a CIGNA Affiliate or created by MCA on behalf of CIGNA or a CIGNA Affiliate. Such books and records shall be made available to CIGNA or a CIGNA Affiliate for its audit or inspection during regular business hours.

      K.    Accounting of Disclosures

                  Within ten business (10) days of notice by CIGNA or a CIGNA Affiliate to MCA that it has received a request for an accounting of disclosures of Confidential Information regarding an individual during the six (6) years prior to the date on which the accounting was requested, MCA shall make available to CIGNA or the CIGNA Affiliate such information as is in MCA's possession and is required for CIGNA or the CIGNA Affiliate to make the accounting required by 45 C.F.R. Section
                  164.528. At a minimum, MCA shall provide CIGNA or the CIGNA Affiliate with the following information: (i) the date of the disclosure, (ii) the name of the entity or person who received the Confidential Information, and if known, the address of such entity or person, (iii) a brief description of the Confidential Information disclosed, and (iv) a brief statement of the purpose of such disclosure that includes an explanation of the basis for such disclosure. In the event the request for an accounting is delivered directly to MCA, MCA shall within two (2) business days forward such request to CIGNA. It shall be CIGNA's or the applicable CIGNA Affiliate's responsibility to prepare and deliver any such accounting requested. MCA hereby agrees to implement an appropriate recordkeeping process to enable it to comply with the requirements of this Section.

      L.    Availability of Books and Records

                  MCA hereby agrees to make its internal practices, books and records relating to the use and disclosure of Confidential Information received from, created or received by MCA on behalf of CIGNA or a CIGNA Affiliate available to the Secretary for purposes of determining CIGNA's or CIGNA Affiliate's and MCA's compliance with the Privacy Standards.

      M.    Return of Records

                  Upon termination of the Agreement and at CIGNA's sole option, MCA shall be required to either a) return to CIGNA or a CIGNA Affiliate all Confidential Information received from, created or received on behalf of CIGNA or a CIGNA Affiliate in all forms without retaining any copies; or b) maintain all such Confidential Information consistent with the requirements of this Section 31 for the period of time such information is required to be maintained by applicable law after which time MCA shall destroy all such information in all forms maintained and shall not retain any copies of such information, or if such destruction is not feasible, extend the protections in this Section 31to such information and limit further uses and disclosures to those purposes that make the return or destruction of such information infeasible.

      N.    Authorization to Terminate

                  MCA hereby authorizes CIGNA to terminate the Agreement if CIGNA determines that MCA has violated a material term of this
                  Section 31.

      O.    Indemnification

                  MCA will defend, indemnify and hold harmless CIGNA and its affiliates and their directors, officers, and employees from any claims, loss, cost (including reasonable attorneys' fees and court costs) or liability resulting from MCA's breach of this Section 31.

Gentiva CareCentrix acknowledges receipt of CIGNA's above Standards for Delegation and, in accordance with the Agreement, will comply with the terms and conditions set forth herein.

--------------------------------------------------------------------------------
Gentiva CareCentrix's Name

By
   -------------------------------
Its
   -------------------------------
Date
    ------------------------------


----------------------------------
CIGNA Entity's Name
By
   -------------------------------
Its
   -------------------------------
Date
    ------------------------------

9.

                   EXHIBIT XVII CONTRACT EXCLUSIONS DOCUMENT

                      EXHIBIT XVII.  CONTRACT EXCLUSIONS DOCUMENT                             EXCLUSION CATEGORY
                      -------------------------------------------            -----------------------------------------------------
                                                                                          NOT
                                                                             DELIVERY  MEDICALLY                       CONTRACTUAL
CAT     TYPE    CODE  DESCRIPT                                         UOM   CHANNEL   NECESSARY  NOT HME  DIAGNOSTIC   EXCLUSION
----------------------------------------------------------------------------------------------------------------------------------
DISP
DISP    ADL     4544  AIDS DAILY LIVING SUPPLIES                       EA       X
DISP    ADL     4544  AIDS DAILY LIVING SUPPLIES                       PUR      X
DISP    DIAG    4542  DIAGNOSTIC SUPPLIES                              EA       X
DISP    DIAG    4542  DIAGNOSTIC SUPPLIES                              PUR      X
DISP    ONC     4545  L8000, MASTECTOMY SUPPLIES                       EA       X
DISP    ONC     4545  L8000, MASTECTOMY SUPPLIES                       PUR      X
DISP    OT/PT   4546  OT/PT SUPPLIES                                   EA       X
DISP    OT/PT   4546  OT/PT SUPPLIES                                   PUR      X
DISP    SKNCARE 4543  SKIN CARE SUPPLIES NOT IN ASSOCIATION WITH HME   PUR      X
DISP    URO     4540  INCONTINENCE SUPPLIES                            PUR      X
HIT
HIT     BRM     1087  BIOLOGICAL RESPONSE MODIFIERS THERAPY / INJOT    DISP     X
                      (Self Injected Only)
HIT     CERZYME 2424  CEREZYME THERAPY - FULL SERVICE                  PD                                                   X
HIT     CERZYME 2425  CEREZYME THERAPY - PHARMACY ONLY                 PD                                                   X
HIT     FACTOR  1085  FACTOR VIII & IX THERAPY                         DISP                                                 X
HIT     HORM    1093  GROWTH HORMONE THERAPY                           DISP     X
HIT     REMOD   7725  REMODULIN THERAPY - FULL SERVICE                 PD                                                   X
HIT     REMOD   7726  REMODULIN THERAPY - PHARMACY ONLY                PD                                                   X
HIT     SYNAGIS 7013  SYNAGIS DISPENSING FEE                           DISP     X
HME
HME     BATH*   2575  BATH BENCH WITH BACK (E0245)                     PUR      X          X
HME     BATH*   2867  BATH TUB RAIL (E0241), WALL, L-SHAPE             PUR      X          X
HME     BATH*   2042  BATH TUB RAIL, FLOOR BASE (E0242)                PUR      X          X
HME     BATH*   2862  BATH TUB RAIL, WALL, 12" (E0241)                 PUR      X          X
HME     BATH*   2863  BATH TUB RAIL, WALL, 16" (E0241)                 PUR      X          X
HME     BATH*   2864  BATH TUB RAIL, WALL, 18" (E0241)                 PUR      X          X
HME     BATH*   2865  BATH TUB RAIL, WALL, 24" (E0241)                 PUR      X          X
HME     BATH*   2866  BATH TUB RAIL, WALL, 36" (E0241)                 PUR      X          X
HME     BATH*   2043  BATH TUB RAIL, WALL, UNSPECIFIED SIZE            PUR      X          X
HME     BATH*   2058  BATH TUB STOOL OR BENCH (E0245)                  PUR      X          X
HME     BATH*   2053  SITZ BATH CHAIR                                  PUR      X          X
HME     BATH*   2056  TOILET RAIL, EACH (E0243)                        PUR                 X
HME     BATH*   2578  TRANSFER BENCH, NON-PADDED (E0245)               PUR                 X
HME     BATH*   2577  TRANSFER BENCH, PADDED (E0245)                   PUR                 X
HME     BATH*   2057  TRANSFER TUB RAIL(E0246), ATTACHMENT             PUR                 X
HME     BED     2063  AIR FLUIDIZED BED (E0194)                        PUR                                                  X
HME     BED     2067  BED ACCESSORIES: BOARDS OR TABLES, ANY TYPE      MO       X          X
HME     BED     2067  BED ACCESSORIES: BOARDS OR TABLES, ANY TYPE      PUR      X          X
HME     BED     2068  BED BOARD (E1399)                                MO       X          X
HME     BED     2068  BED BOARD (E1399)                                PUR      X          X
HME     BED     2069  BED CRADLE, ANY TYPE (E1399)                     PUR      X          X
HME     BED     2563  BED WEDGE (E1399), 12"                           PUR      X          X
HME     BED     2856  BEDROOM EQUIPMENT (E1399), CUSTOM                PUR      X          X
HME     BED     2082  HOSP BED, INST TYPE,  OSCIL, CIRC & STRYKER,
                      WITH MATTRESS                                    MO       X
HME     BED     2097  OVER-BED TABLE (*E0274)                          PUR                 X
HME     BED     2177  PAD, LAMBSWOOL SHEEPSKIN (E0189), ANY SIZE       PUR                 X
HME     BED     2217  PAD, SYNTHETIC SHEEPSKIN (A9900)                 PUR                 X
HME     ENT     7551  BACK-PACK (E1399),  FOR PORTABLE ENTERAL PUMP    PUR                 X
HME     ENT     7161  FORMULA (B4150) CAT I,SEMI-SYN INTACT
                      PROT/ISOLATE, CS MIN 192 OZ                      PUR      X
HME     ENT     7162  FORMULA (B4151) CAT I, NATURAL INTACT
                      PROT/ISOLATE, CS MIN 192 OZ                      PUR      X
HME     ENT     7163  FORMULA (B4152) CAT II, INTACT PROT/ISOLATE,
                      CS MIN 192 OZ                                    PUR      X
HME     ENT     7164  FORMULA (B4153) CAT III, HYDROL PROT AMINO       PUR      X
                      ACID, CASE MIN 192 OZ
HME     ENT     7165  FORMULA (B4154) CAT IV, DEFINED SPEC METABOL     PUR      X
                      NEED,CS MIN 192 OZ
HME     MISC          BABY/ADULT SCALES                                         X
HME     MISC          BATH MATS                                                 X
HME     MISC          CENTRIFUGES                                               X
HME     MISC          COMPRESSION STOCKINGS/REID SLEEVES                        X
HME     MISC          CRAFTMATIC BEDS                                           X
HME     MISC          ENURESIS ALARMS                                           X
HME     MISC          ERGONOMIC OFFICE CHARIS                                   X
HME     MISC          EXERCISE EQUIPMENT                                        X
HME     MISC          GERI CHAIRS                                               X
HME     MISC          HIP CHAIRS                                                X
HME     MISC          HYPERBARIC CHAMBER                                        X
HME     MISC          MAGNETIC THERAPY EQUIPMENT                                X
HME     MISC          NEEDLELESS INJECTORS                                      X
HME     MISC          POSTURPEDIC MATTRESSES                                    X
HME     MISC          PROTIME TESTER                                            X
HME     MISC          RECTAL DIALATOR                                           X
HME     MISC          ROLL ABOUT CHAIRS                                         X
HME     MISC          SAD LIGHTS                                                X
HME     MISC          SITZ BATHS                                                X

                      EXHIBIT XVII.  CONTRACT EXCLUSIONS DOCUMENT                             EXCLUSION CATEGORY
                      -------------------------------------------            -----------------------------------------------------
                                                                                          NOT
                                                                             DELIVERY  MEDICALLY                       CONTRACTUAL
CAT     TYPE    CODE  DESCRIPT                                         UOM   CHANNEL   NECESSARY  NOT HME  DIAGNOSTIC   EXCLUSION
----------------------------------------------------------------------------------------------------------------------------------
HME     MISC          STANDARD MATTRESSES AND PILLOWS                           X
HME     MISC          ULTRASOUND UNITS                                          X
HME     MISC          VITRECTOMY CHAIRS                                         X
HME     MISC          WHITE CANES                                               X
HME     OTHER   2568  ADAPTER, AC/DC (A9900)                           PUR                 X         X
HME     OTHER   2141  AIR BUBBLE DETECTOR FOR DIALYSIS                 MO       X                    X
HME     OTHER   2141  AIR BUBBLE DETECTOR FOR DIALYSIS                 PUR      X                    X
HME     OTHER   2144  AUTO INTERMITTENT PERITIONEAL DIALYSIS SYS       MO       X                    X
HME     OTHER   2144  AUTO INTERMITTENT PERITIONEAL DIALYSIS SYS       PUR      X                    X
HME     OTHER   2145  BATH CONDUCTIVITY METER FOR DIALYSIS             MO       X                    X
HME     OTHER   2145  BATH CONDUCTIVITY METER FOR DIALYSIS             PUR      X                    X
HME     OTHER   2552  BATH LIFT (E1399), CUSTOM                        PUR      X          X
HME     OTHER   2147  BLOOD LEAK DETECTOR FOR DIALYSIS                 MO       X                    X
HME     OTHER   2147  BLOOD LEAK DETECTOR FOR DIALYSIS                 PUR      X                    X
HME     OTHER   2148  BLOOD PUMP FOR DIALYSIS                          MO       X                    X
HME     OTHER   2148  BLOOD PUMP FOR DIALYSIS                          PUR      X                    X
HME     OTHER   2165  BOTTLE, HOT WATER                                MO                  X         X
HME     OTHER   2165  BOTTLE, HOT WATER                                PUR                 X         X
HME     OTHER   7168  BREAST PUMP BATTERY PACK (MEDELA) (A9900)        PUR                 X
HME     OTHER   2581  BREAST PUMP, INSTITUTIONAL (E1399)               PUR                                                  X
HME     OTHER   6779  CARDIAC EVENT MONITOR (G0015)                    MO       X                              X
HME     OTHER   2140  CHAIR, ADJ FOR ESRD PATIENTS                     MO       X                    X
HME     OTHER   2140  CHAIR, ADJ FOR ESRD PATIENTS                     PUR      X                    X
HME     OTHER   2560  COLD THERAPY UNIT (E0218)                        MO                  X
HME     OTHER   2560  COLD THERAPY UNIT (E0218)                        PD                  X
HME     OTHER   2560  COLD THERAPY UNIT (E0218)                        PUR                 X
HME     OTHER   2593  COLD THERAPY UNIT, PAD (E1399)                   PUR                 X
HME     OTHER   2149  COMPACT (PORT) TRAVEL HEMODIALYZER SYS           MO       X                    X
HME     OTHER   2149  COMPACT (PORT) TRAVEL HEMODIALYZER SYS           PUR      X                    X
HME     OTHER   2150  CYCLER DIALYSIS MACH FOR PERITONEAL DIALYSIS     MO       X                    X
HME     OTHER   2150  CYCLER DIALYSIS MACH FOR PERITONEAL DIALYSIS     PUR      X                    X
HME     OTHER   2151  DEIONIZER WATER PURIFICATION SYS                 MO                  X         X
HME     OTHER   2151  DEIONIZER WATER PURIFICATION SYS                 PUR                 X         X
HME     OTHER   2152  DELIVERY AND/OR INSTALL CHARGES FOR RENAL        MO       X                    X
                      DIALYSIS EQUIP
HME     OTHER   2152  DELIVERY AND/OR INSTALL CHARGES FOR RENAL        PUR      X                    X
                      DIALYSIS EQUIP
HME     OTHER   2153  DIALYSIS EQUIP, UNSPEC, BY REPORT                MO       X                    X
HME     OTHER   2153  DIALYSIS EQUIP, UNSPEC, BY REPORT                PUR      X                    X
HME     OTHER   2104  DYNAMIC ADJ ELBOW EXTENSION/FLEXION DEVICE       MO                            X
HME     OTHER   2104  DYNAMIC ADJ ELBOW EXTENSION/FLEXION DEVICE       PUR                           X
HME     OTHER   2129  DYNAMIC ADJ EXTENSION/FLEXION DEVICE, SOFT       PUR                           X
                      INTERFACE MATERIAL
HME     OTHER   2106  DYNAMIC ADJ KNEE EXTENSION/FLEXION DEVICE        MO                            X
HME     OTHER   2106  DYNAMIC ADJ KNEE EXTENSION/FLEXION DEVICE        PUR                           X
HME     OTHER   2108  DYNAMIC ADJ WRIST EXTENSION/FLEXION DEVICE       MO                            X
HME     OTHER   2108  DYNAMIC ADJ WRIST EXTENSION/FLEXION DEVICE       PUR                           X
HME     OTHER   2109  ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK      MO       X                              X
                      DEVICE
HME     OTHER   2109  ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK      PUR      X                              X
                      DEVICE
HME     OTHER   2110  HARNESS (E0945), EXTREMITY BELT                  PUR      X          X
HME     OTHER   2223  HEAT COLD WATER (*E0237) CIRCULATING PAD
                      W/PUMP                                           PUR      X          X
HME     OTHER   2186  HEAT UNIT (E0249), WATER CIRCULATING PAD         PUR      X          X
HME     OTHER   2155  HEATING PAD (E0215), ELECTRIC, MOIST             PUR      X          X
HME     OTHER   2179  HEATING PAD (E0238), MOIST, NON-ELECTRIC         PUR      X          X
HME     OTHER   2156  HEATING PAD, STANDARD (E0210)                    PUR      X          X
HME     OTHER   2161  HEEL OR ELBOW PROTECTOR, EACH                    MO                  X         X
HME     OTHER   2161  HEEL OR ELBOW PROTECTOR, EACH                    PUR                 X         X
HME     OTHER   2162  HEMODIALYSIS MACH                                MO       X                    X
HME     OTHER   2162  HEMODIALYSIS MACH                                PUR      X                    X
HME     OTHER   6780  HOLTER MONITOR (G0004)                           MO       X                              X
HME     OTHER   2166  HYDROCOLLATOR UNIT, INCLUDING PADS               MO       X                    X
HME     OTHER   2166  HYDROCOLLATOR UNIT, INCLUDING PADS               PUR      X                    X
HME     OTHER   2167  HYDROCOLLATOR UNIT, PORT                         MO       X                    X
HME     OTHER   2167  HYDROCOLLATOR UNIT, PORT                         PUR      X                    X
HME     OTHER   2168  ICE CAP OR COLLAR                                MO                  X         X
HME     OTHER   2168  ICE CAP OR COLLAR                                PUR                 X         X
HME     OTHER   2176  KIDNEY, DIALYSATE DELIVERY SYST. KIDNEY MACH     MO       X                    X
HME     OTHER   2176  KIDNEY, DIALYSATE DELIVERY SYST. KIDNEY MACH     PUR      X                    X
HME     OTHER   2184  PACEMAKER MONITOR, SELF CONTAINED, WITH
                      DIG/VIS CHECK SYSTEM                             MO       X                    X
HME     OTHER   2184  PACEMAKER MONITOR, SELF CONTAINED, WITH
                      DIG/VIS CHECK SYSTEM                             PUR      X                    X
HME     OTHER   2185  PACEMAKER MONITOR, SELF-CONT'D, (WITH AUD
                      & VIS CHECK SYSTEM)                              MO       X                    X
HME     OTHER   2185  PACEMAKER MONITOR, SELF-CONT'D, (WITH AUD
                      & VIS CHECK SYSTEM)                              PUR      X                    X
HME     OTHER   2187  PARAFFIN BATH UNIT, PORT (E0235)                 PUR                 X
HME     OTHER   2191  PATIENT LIFT (E0625), KARTOP, BATHROOM OR
                      TOILET                                           PUR      X          X
HME     OTHER   2189  PATIENT LIFT (E0635), ELEC W/ SEAT OR SLING      PUR                 X
HME     OTHER   2555  PATIENT LIFT, CUSTOM (E1399)                     PUR      X          X

                      EXHIBIT XVII.  CONTRACT EXCLUSIONS DOCUMENT                             EXCLUSION CATEGORY
                      -------------------------------------------            -----------------------------------------------------
                                                                                          NOT
                                                                             DELIVERY  MEDICALLY                       CONTRACTUAL
CAT     TYPE    CODE  DESCRIPT                                         UOM   CHANNEL   NECESSARY  NOT HME  DIAGNOSTIC   EXCLUSION
----------------------------------------------------------------------------------------------------------------------------------
HME     OTHER   2102  PILLOW, CERVICAL                                 PUR                 X         X
HME     OTHER   2195  PRES ALARM FOR DIALYSIS                          MO       X                    X
HME     OTHER   2195  PRES ALARM FOR DIALYSIS                          PUR      X                    X
HME     OTHER   2199  PUMP (E0236) FOR WATER CIRCULATING PAD           PUR      X          X
HME     OTHER   2163  PUMP, HEPARIN INFUSION FOR DIALYSIS              MO       X                    X
HME     OTHER   2163  PUMP, HEPARIN INFUSION FOR DIALYSIS              PUR      X                    X
HME     OTHER   2173  PUMP, INFUSION, IMPLANTABLE, NON-PROGRAMMABLE    MO       X                    X
HME     OTHER   2173  PUMP, INFUSION, IMPLANTABLE, NON-PROGRAMMABLE    PUR      X                    X
HME     OTHER   2174  PUMP, INFUSION, IMPLANTABLE, PROGRAMMABLE        MO       X                    X
HME     OTHER   2174  PUMP, INFUSION, IMPLANTABLE, PROGRAMMABLE        PUR      X                    X
HME     OTHER   2188  PUMP, INFUSION, PARENTERAL, STATIONARY SINGLE
                      OR MULTI-CHANNEL                                 MO       X                    X
HME     OTHER   2188  PUMP, INFUSION, PARENTERAL, STATIONARY SINGLE
                      OR MULTI-CHANNEL                                 PUR      X                    X
HME     OTHER   2200  RECIPROCATING PERITONEAL DIALYSIS SYS            MO       X                    X
HME     OTHER   2200  RECIPROCATING PERITONEAL DIALYSIS SYS            PUR      X                    X
HME     OTHER   2201  REPL COMPONENTS FOR OWNED HEMODIALYSIS/          MO       X                    X
                      PERITONEAL DIAL MACH
HME     OTHER   2201  REPL COMPONENTS FOR OWNED HEMODIALYSIS/          PUR      X                    X
                      PERITONEAL DIAL MACH
HME     OTHER   2202  RESTRAINTS (E0710), ANY TYPE (BODY, CHEST,       MO       X                    X
                      WRIST OR ANKLE)
HME     OTHER   2202  RESTRAINTS (E0710), ANY TYPE (BODY, CHEST,       PUR      X                    X
                      WRIST OR ANKLE)
HME     OTHER   2203  REVERSE OSMOSIS WATER PURIFICATION SYS           MO       X                    X
HME     OTHER   2203  REVERSE OSMOSIS WATER PURIFICATION SYS           PUR      X                    X
HME     OTHER   2204  SAFETY EQUIP (E0700) (E.G., BELT, HARNESS OR
                      VEST FOR VEHICLES                                MO       X                    X
HME     OTHER   2204  SAFETY EQUIP (E0700) (E.G., BELT, HARNESS OR
                      VEST FOR VEHICLES                                PUR      X                    X
HME     OTHER   2395  SEAT LIFT CHAIR/MOTORIZED (E0627)                PUR                 X         X
HME     OTHER   2205  SEAT LIFT MECH (E0627)  INCORPORATED INTO A      PUR                 X         X
                      COMB LIFT-CHAIR MECH
HME     OTHER   2213  SEAT LIFT MECH ONLY, USE W/PATIENT OWNED         MO                                                   X
                      FURN-ELEC
HME     OTHER   2213  SEAT LIFT MECH ONLY, USE W/PATIENT OWNED         PUR                                                  X
                      FURN-ELEC
HME     OTHER   2214  SEAT LIFT MECH ONLY, USE W/PATIENT OWNED         MO                                                   X
                      FURN-NON-ELEC
HME     OTHER   2214  SEAT LIFT MECH ONLY, USE W/PATIENT OWNED         PUR                                                  X
                      FURN-NON-ELEC
HME     OTHER   2562  SHOWER, HAND HELD (E1399)                        PUR      X          X
HME     OTHER   2216  SORBENT CARTRIDGES, PER CASE                     MO       X                    X
HME     OTHER   2216  SORBENT CARTRIDGES, PER CASE                     PUR      X                    X
HME     OTHER   2855  THERAPY EQUIPMENT, CUSTOM (E1399)                PUR                           X
HME     OTHER   2220  TRANSDUCER PROTECTORS/FLUID BARRIERS,            MO       X                    X
                      ANY SIZE, EACH
HME     OTHER   2220  TRANSDUCER PROTECTORS/FLUID BARRIERS,            PUR      X                    X
                      ANY SIZE, EACH
HME     OTHER   2221  ULTRAVIOLET CABINET (E0690), APPROPRIATE         MO                  X
                      FOR HOME USE
HME     OTHER   2221  ULTRAVIOLET CABINET (E0690), APPROPRIATE         PUR                 X
                      FOR HOME USE
HME     OTHER   2222  UNIPUNCTURE CONTROL SYS FOR DIALYSIS             MO       X                    X
HME     OTHER   2222  UNIPUNCTURE CONTROL SYS FOR DIALYSIS             PUR      X                    X
HME     OTHER   7188  WALKER BASKET VINYL COATED (A9900)               PUR                 X
HME     OTHER   7189  WALKER POUCH (A9900) LTWT W/ POCKETS             PUR                 X
HME     OTHER   2225  WATER SOFTENING SYS                              MO       X                    X
HME     OTHER   2225  WATER SOFTENING SYS                              PUR      X                    X
HME     OTHER   2226  WEARABLE ARTIFICIAL KIDNEY                       MO       X                    X
HME     OTHER   2226  WEARABLE ARTIFICIAL KIDNEY                       PUR      X                    X
HME     OTHER   2061  WHIRLPOOL (E1399), NON-PORT (BUILT-IN TYPE)      PUR      X                    X
HME     OTHER   2062  WHIRLPOOL, PORT (OVERTUB TYPE) (E1300)           MO                                                   X
HME     OTHER   2062  WHIRLPOOL, PORT (OVERTUB TYPE) (E1300)           PUR                                                  X
HME     OTHER   6873  WOUND SUCTION DEVICE (K0538)                     PD                                                   X
HME     OTHER   7914  DRESSING SET, FOR WOUND SUCTION DEVICE (K0539)   PUR                                                  X
HME     OTHER   7915  CANISTER SET, FOR WOUND SUCTION DEVICE (K0540)   PUR                                                  X
HME     STIM    2157  STIMULATOR (E0755), ELECTRONIC SALIVARY
                      REFLEX, NON INVASIVE                             PUR      X                    X
HME     STIM    2157  STIMULATOR, ELECTRONIC SALIVARY REFLEX, NON      MO                                                   X
                      INVASIVE (E0755)
HME     STIM    2123  STIMULATOR, OSTEOGENIC, SURGICALLY IMPLANTED     MO       X                    X
HME     STIM    2123  STIMULATOR, OSTEOGENIC, SURGICALLY IMPLANTED     PUR      X                    X
HME     STIM    2172  STIMULATOR, PELVIC FLOOR INCONTINENCE            MO                                                   X
                      TREATMENT SYS
HME     STIM    2172  STIMULATOR, PELVIC FLOOR INCONTINENCE            PUR                                                  X
                      TREATMENT SYS
HME     STIM_BO 2124  STIMULATOR, OSTEOGENIC NON-INVASIVE, SPINAL      MO                                                   X
                      APPLICATIONS (E0748)
HME     STIM_BO 2124  STIMULATOR, OSTEOGENIC NON-INVASIVE, SPINAL      PUR                                                  X
                      APPLICATIONS (E0748)
HME     STIM_BO 6784  STIMULATOR, OSTEOGENIC, NON - INVA               PUR                                                  X
HME     STIM_BO 2122  STIMULATOR, OSTEOGENIC, NON-INVASIVE (E0747)     MO                                                   X
HME     STIM_BO 2122  STIMULATOR, OSTEOGENIC, NON-INVASIVE (E0747)     PUR                                                  X
HME     STIM_BO 6875  STIMULATOR, OSTEOGENIC, ULTRASOUND               PUR                                                  X
HME     SUP     2607  APPLICATOR COTTON TIP 3" OR 6" N/STRL 1000/BX    EA       X                    X
                      (A4649A)
HME     SUP     2607  APPLICATOR COTTON TIP 3" OR 6" N/STRL 1000/BX    UN       X                    X
                      (A4649A)
HME     SUP     2608  APPLICATOR COTTON TIP 6" STRL 200/BX SH          EA       X                    X
                      (A4649B)
HME     SUP     2608  APPLICATOR COTTON TIP 6" STRL 200/BX SH          UN       X                    X
                      (A4649B)
HME     SUP     2609  APPLICATOR, DRESS COTTON                         UN       X                    X
HME     SUP     2611  BAG, URINARY (LEG)                               UN       X                    X
HME     SUP     2616  BELT, RIB                                        EA       X                    X
HME     SUP     7173  BREAST PUMP COOLER/CARRIER (A9900) F/LACTINA     PUR      X          X
                      (MEDELA)
HME     SUP     2618  BRIEF, INCONTINENCE                              EA       X                    X
HME     SUP     2624  CATHETER, MENTOR, SELF 408                       UN       X                    X
HME     SUP     2713  CATHETERIZATION MIRROR, SELF                     UN       X                    X

                      EXHIBIT XVII.  CONTRACT EXCLUSIONS DOCUMENT                             EXCLUSION CATEGORY
                      -------------------------------------------            -----------------------------------------------------
                                                                                          NOT
                                                                             DELIVERY  MEDICALLY                       CONTRACTUAL
CAT     TYPE    CODE  DESCRIPT                                         UOM   CHANNEL   NECESSARY  NOT HME  DIAGNOSTIC   EXCLUSION
----------------------------------------------------------------------------------------------------------------------------------
HME     SUP     2643  DISINFECTANT, DEM                                EA       X                    X
HME     SUP     2645  DRESSING, LYOFOAM, 3.5X2.5                       EA       X                    X
HME     SUP     2655  ENTERAL FORMULAE, CAT REPLETE                    EA                                                   X
HME     SUP     2661  ENTERAL PEDIASURE W/FI                           EA                                                   X
HME     SUP     3713  ERECTION SYSTEM, VACUUM (K0163)                  EA                            X
HME     SUP     2672  FOAM, RESTON REHAB                               EA                  X         X
HME     SUP     2674  GAUZE SPONGE 4X4 6PLY IV STRL, EACH (A6402)      EA       X                    X
HME     SUP     2675  GAUZE, MEDICATED PADS                            EA       X                    X
HME     SUP     2673  GAUZE, NON-ADHESIVE, TELFA, 3X4                  EA       X                    X
HME     SUP     2676  GAUZE, NON-IMPREGNATED                           EA       X                    X
HME     SUP     2677  GAUZE, NON-IMPREGNATED, 16" PAD                  EA       X                    X
HME     SUP     2684  GLOVE EXAM LTX NON-STERILE 100/BX BAX (A4927)    UN       X                    X
HME     SUP     2678  GLOVE EXAM STERILE 100/BX (A4927)                UN       X                    X
HME     SUP     2679  GLOVES, EXAM, LARGE                              EA       X                    X
HME     SUP     2680  GLOVES, EXAM, MEDIUM                             EA       X                    X
HME     SUP     2681  GLOVES, EXAM, POWDERLESS, LARGE                  EA       X                    X
HME     SUP     2682  GLOVES, EXAM, POWDERLESS, MEDIUM                 EA       X                    X
HME     SUP     2683  GLOVES, STERILE, POWDERFREE                      EA       X                    X
HME     SUP     2698  LUBRICANT, SURGICAL                              UN       X                    X
HME     SUP     2473  NON-COVERED SUPPLIES                             EA       X                    X
HME     SUP     2605  PREP, ALCOHOL OR PEROXIDE                        EA       X                    X
HME     SUP     2606  PREP, ALCOHOL WIPES                              UN       X                    X
HME     SUP     2644  PREP, HYDROGEN PEROXIDE                          EA       X                    X
HME     SUP     2617  PUMP KIT, BREAST, DOUBLE                         UN                                                   X
HME     SUP     2725  REMOVER, ADHESIVE                                UN       X                    X
HME     SUP     2728  SALINE (A7019) 0.9% UNIT DOSE                    UN       X                    X
HME     SUP     2528  SIDE RAIL PADDING (A9900)                        PUR                 X
HME     SUP     2733  SOLUTION, CONTROL III                            UN       X                    X
HME     SUP     2740  SPONGE, 6PLY, 2X2                                UN       X                    X
HME     SUP     2741  SPONGE, DRESS IV                                 EA       X                    X
HME     SUP     2741  SPONGE, DRESS IV                                 UN       X                    X
HME     SUP     2742  STOCKINGS, COMPRESSION                           UN       X                    X
HME     SUP     2749  SUPPLIES, MEDICATION                             UN       X                    X
HME     SUP     2755  TAPE MICROFOAM PER 18 SQ INCHES (A6265)          EA       X                    X
HME     SUP     2755  TAPE MICROFOAM PER 18 SQ INCHES (A6265)          UN       X                    X
HME     SUP     2756  TAPE, CLOTH 1/2"                                 UN       X                    X
HME     SUP     2757  TAPE, DERMICLEAR                                 UN       X                    X
HME     SUP     2758  TAPE, DRESS, DURAPORE, 1"                        UN       X                    X
HME     SUP     2759  TAPE, DRESS, DURAPORE, 2"                        UN       X                    X
HME     SUP     2760  TAPE, DRESS, TRANSPORE, 2"                       UN       X                    X
HME     SUP     2767  TRACH, BRUSH PIPECLEAN                           UN       X                    X
HME     SUP     2768  TRACHTRAY KIT STARTER W/SUPPLIES (A4625)         UN       X                    X
HME     SUP     2230  TRANSFER BOARD OR DEVICE (E0972)                 PUR                 X
HME     SUP     2796  VINEGAR                                          UN       X                    X
HME     SUP     2797  WATER, STERILE                                   UN       X                    X
HME     SUP     2801  WIPES, BABY                                      EA       X                    X
HME     SUP     2802  WIPES, SKIN BARRIER                              UN       X                    X
HME     WC-CUST 2247  BATTERY CHARGER (E1066)                          PUR                                                  X
HME     WC-CUST 2255  BATTERY, DEEP CYCLE (E1069)                      PUR                                                  X
HME     WC-CUST 7604  CUSTOM POWER ADULT W/C ASSESSMENT                EA                                                   X
HME     WC-CUST 7674  CUSTOM W/C REVIEW                                EA                                                   X
HME     WC-CUST 2288  SCOOTER, THREE WHEEL, STANDARD (STD) (E1230)     MO                                                   X
HME     WC-CUST 2288  SCOOTER, THREE WHEEL, STANDARD (STD) (E1230)     MS                                                   X
HME     WC-CUST 2288  SCOOTER, THREE WHEEL, STANDARD (STD) (E1230)     PUR                                                  X
HME     WC-CUST 2288  SCOOTER, THREE WHEEL, STANDARD (STD) (E1230)     RENPR                                                X
HME     WC-CUST 2282  W/C MOTORIZED , FIX ARMS, SWING AWAY DETACH      MO                                                   X
                      FOOT RESTS (E1212)
HME     WC-CUST 2282  W/C MOTORIZED , FIX ARMS, SWING AWAY DETACH      PUR                                                  X
                      FOOT RESTS (E1212)
HME     WC-CUST 2279  W/C MOTORIZED, DETACH ARMS , S/AWAY DETACH       MO                                                   X
                      FOOT RESTS (E1211)
HME     WC-CUST 2279  W/C MOTORIZED, DETACH ARMS , S/AWAY DETACH       PUR                                                  X
                      FOOT RESTS (E1211)
HME     WC-CUST 2280  W/C MOTORIZED, DETACH ARMS S/AWAY, DETACH        MO                                                   X
                      ELEV LEG REST (E1213)
HME     WC-CUST 2280  W/C MOTORIZED, DETACH ARMS S/AWAY, DETACH        PUR                                                  X
                      ELEV LEG REST (E1213)
HME     WC-CUST 2281  W/C MOTORIZED, FIX ARMS, S/AWAY DETACH ELEV      MO                                                   X
                      LEG RESTS (E1210)
HME     WC-CUST 2281  W/C MOTORIZED, FIX ARMS, S/AWAY DETACH ELEV      PUR                                                  X
                      LEG RESTS (E1210)
HME     WC-CUST 2287  W/C POWER ATTACHMENT (E1065)                     PUR                                                  X
HME     WC-CUST 7768  W/C REPAIRS - CUSTOM (E1340)                     PUR                                                  X
HME     WC-CUST 2579  W/C XXWIDE (E1220)                               MO                                                   X
HME     WC-CUST 2579  W/C XXWIDE (E1220)                               MS                                                   X
HME     WC-CUST 2579  W/C XXWIDE (E1220)                               PD                                                   X
HME     WC-CUST 7702  W/C, CUSHION ALTERN8, ALTERNATING CUSHION
                      (K108)                                           PUR                                                  X
HME     WC-CUST 7506  W/C, CUSTOM MANUAL ADULT (E1399)                 PUR                                                  X
HME     WC-CUST 7504  W/C, CUSTOM MANUAL PEDIATRIC (E1399)             PUR                                                  X
HME     WC-CUST 7507  W/C, CUSTOM POWER ADULT (E1399)                  PUR                                                  X
HME     WC-CUST 7505  W/C, CUSTOM POWER PEDIATRIC (E1399)              PUR                                                  X

                      EXHIBIT XVII.  CONTRACT EXCLUSIONS DOCUMENT                             EXCLUSION CATEGORY
                      -------------------------------------------            -----------------------------------------------------
                                                                                          NOT
                                                                             DELIVERY  MEDICALLY                       CONTRACTUAL
CAT     TYPE    CODE  DESCRIPT                                         UOM   CHANNEL   NECESSARY  NOT HME  DIAGNOSTIC   EXCLUSION
----------------------------------------------------------------------------------------------------------------------------------
HME     WC-STD  2249  BELT, SAFETY (E0979) W/ VELCRO CLOSURE, W/C      PUR                 X
HME     WC-STD  2249  BELT, SAFETY W/ VELCRO CLOSURE, W/C (E0979)      MO                  X
HME     WC-STD  2292  SAFETY VEST (E0980), W/C                         PUR                 X
HME     WC-STD  2292  SAFETY VEST, W/C (E0980)                         MO                  X
HME     WC-STD  2139  TRAY (E0950)                                     MO                  X
HME     WC-STD  2139  TRAY (E0950)                                     PUR                 X
HME     WC-STD  2254  W/C (E1399) COMMODE SEAT PADDED                  PUR                 X
HME     WC-STD  2254  W/C COMMODE SEAT PADDED (E1399)                  MO                  X
HME     WC-STD  2283  W/C NARROWING DEVICE                             MO                  X
HME     WC-STD  2283  W/C NARROWING DEVICE                             PUR                 X
HME     WC-STD  2231  W/C PART GRADE AID FOR WC                        MO                  X
HME     WC-STD  2231  W/C PART GRADE AID FOR WC                        PUR                 X
HME     WDCARE  2536  RX WOUND CARE $1.00,(E1399)                      EA                                                   X
HME     MISC          NOVA PENS                                                 X
HOSP    ALL           ALL HOSPICE SERVICE                                       X
LAB     SUP     1421  SUPPLIES                                         EA       X                    X
                      * SELF-INECTABLES THAT ARE ADMIXED
                      WITH DILUENT AND ADMINISTERED VIA
                      INTRAVENOUS INFUSION ARE  INCLUDED IN
MED                   THE CAPITATION PAYMENT.
MED     BRM     7016  ALDESLEUKIN (INTERLEUKIN-2)(22MU VIAL)           VIAL     X
MED     BRM     7705  ANAKINRA (100MG VIAL)                            VIAL     X
MED     BRM     7686  DARBEPOEITIN ALFA (0.025 MG/ML) 1ML VIAL         VIAL     X
MED     BRM     7687  DARBEPOEITIN ALFA (0.04 MG/ML) 1ML VIAL          VIAL     X
MED     BRM     7688  DARBEPOEITIN ALFA (0.06 MG/ML) 1ML VIAL          VIAL     X
MED     BRM     7684  DARBEPOEITIN ALFA (0.1 MG/ML) 1ML VIAL           VIAL     X
MED     BRM     7685  DARBEPOEITIN ALFA (0.2 MG/ML) 1ML VIAL           VIAL     X
MED     BRM     7771  DARBEPOETIN ALFA (300MCG PER 1ML VIAL)           VIAL     X
MED     BRM     1487  EPOETIN ALFA                                     UN       X
MED     BRM     7110  EPOETIN ALFA (10,000 UNIT VIAL)                  VIAL     X
MED     BRM     7017  EPOETIN ALFA (2,000 UNIT VIAL)                   VIAL     X
MED     BRM     7119  EPOETIN ALFA (20,000 UNIT VIAL)                  VIAL     X
MED     BRM     7095  EPOETIN ALFA (4,000 UNIT VIAL)                   VIAL     X
MED     BRM     7524  EPOETIN ALFA (40,000 UNIT VIAL)                  VIAL     X
MED     BRM     7069  EPOTIN ALFA (3,000 UNIT VIAL)                    VIAL     X
MED     BRM     1488  FILGRASTIM (G-CSF)                               MCG      X
MED     BRM     7018  FILGRASTIM (G-CSF) (300 MCG VIAL)                VIAL     X
MED     BRM     7070  FILGRASTIM (G-CSF) (480MCG VIAL)                 VIAL     X
MED     BRM     7578  FILGRASTIM SINGLEJECT (300MCG PER 0.5ML
                      SYRINGE)                                         VIAL     X
MED     BRM     7577  FILGRASTIM SINGLEJECT (480MCG PER 0.8ML
                      SYRINGE)                                         VIAL     X
MED     BRM     6805  GLATIRAMER ACETATE                               MG       X
MED     BRM     7019  GLATIRAMER ACETATE (20MG VIAL)                   VIAL     X
MED     BRM     7020  INTERFERON ALFA 2A (3MU VIAL)                    VIAL     X
MED     BRM     7071  INTERFERON ALFA 2A (6MU VIAL)                    VIAL     X
MED     BRM     7096  INTERFERON ALFA 2A (9MU VIAL)                    VIAL     X
MED     BRM     7097  INTERFERON ALFA 2B (10MU VIAL)                   VIAL     X
MED     BRM     7109  INTERFERON ALFA 2B (18 MU VIAL)                  VIAL     X
MED     BRM     7117  INTERFERON ALFA 2B (25MU VIAL)                   VIAL     X
MED     BRM     7541  INTERFERON ALFA 2B (3MU PER 0.2ML 1.5ML PEN)     VIAL     X
MED     BRM     7021  INTERFERON ALFA 2B (3MU VIAL)                    VIAL     X
MED     BRM     7118  INTERFERON ALFA 2B (50 MU VIAL)                  VIAL     X
MED     BRM     7538  INTERFERON ALFA 2B (5MU PER 0.2ML 1.5ML PEN)     VIAL     X
MED     BRM     7103  INTERFERON ALFA 2B (5MU VIAL)                    VIAL     X
MED     BRM     7514  INTERFERON ALFA 2B (60MU PEN)                    VIAL     X
MED     BRM     7497  INTERFERON ALFA 2B 30MU KIT (6 X 5MU VIAL/SRN)   KIT      X
MED     BRM     7680  INTERFERON ALFA 2B KIT (6 X 10MU VIAL/SRN)       KIT      X
MED     BRM     6964  INTERFERON ALFA 2B/RIBAVIRIN 42 CAPS (REBETRON   EA       X
                      600 DOSE REDUCE)
MED     BRM     6963  INTERFERON ALFA 2B/RIBAVIRIN 70 CAPS (REBETRON   EA       X
                      1000 FOR <75KG)
MED     BRM     6962  INTERFERON ALFA 2B/RIBAVIRIN 84 CAPS (REBETRON   EA       X
                      1200 FOR >75KG)
MED     BRM     7022  INTERFERON ALFA N3 (5MU VIAL)                    VIAL     X
MED     BRM     7072  INTERFERON ALFACON-1 (15MCG PER 0.5ML VIAL)      VIAL     X
MED     BRM     7023  INTERFERON ALFACON-1 (9MCG PER 0.3ML VIAL)       VIAL     X
MED     BRM     7113  INTERFERON BETA 1A (33 MCG SYR/VIAL)             VIAL     X
MED     BRM     7714  INTERFERON BETA 1A (REBIF)(22MCG PER 0.5ML
                      SYRINGE)                                         VIAL     X
MED     BRM     7715  INTERFERON BETA 1A (REBIF)(44MCG PER 0.5ML
                      SYRINGE)                                         VIAL     X
MED     BRM     7024  INTERFERON BETA 1A 132MCG KIT (4 X 33MCG
                      VIALS)                                           KIT      X
MED     BRM     7025  INTERFERON BETA 1B (0.3MG = 9.6MU VIAL)          VIAL     X
MED     BRM     7026  INTERFERON GAMMA 1B (3MU VIAL)                   VIAL     X
MED     BRM     7027  OPRELVEKIN (INTERLEUKIN-11)(5MG VIAL)            VIAL     X
MED     BRM     7713  PEGFILGRASTIM (G-CSF)(6MG PER 0.6ML SYRINGE)     VIAL     X
MED     BRM     7776  PEGINTERFERON ALFA-2A (180 MCG VIAL)             VIAL     X
MED     BRM     7777  PEGINTERFERON ALFA-2A (180 MCG VIAL, 4 VIAL
                      KIT)                                             VIAL     X
MED     BRM     7666  PEGINTERFERON ALFA-2B (0.074MG KIT)              VIAL     X
MED     BRM     7601  PEGINTERFERON ALFA-2B (0.118MG KIT)              VIAL     X
MED     BRM     7667  PEGINTERFERON ALFA-2B (0.177MG KIT)              VIAL     X

                      EXHIBIT XVII.  CONTRACT EXCLUSIONS DOCUMENT                             EXCLUSION CATEGORY
                      -------------------------------------------            -----------------------------------------------------
                                                                                          NOT
                                                                             DELIVERY  MEDICALLY                       CONTRACTUAL
CAT     TYPE    CODE  DESCRIPT                                         UOM   CHANNEL   NECESSARY  NOT HME  DIAGNOSTIC   EXCLUSION
----------------------------------------------------------------------------------------------------------------------------------
MED     BRM     7668  PEGINTERFERON ALFA-2B (0.222MG KIT)              VIAL     X
MED     BRM     1490  SARGRAMOSTIM (GM-CSF)                            MCG      X
MED     BRM     7073  SARGRAMOSTIM (GM-CSF) (500MCG VIAL)              VIAL     X
MED     BRM     7028  SARGRAMOSTIM (GM-CSF)(250MCG VIAL)               VIAL     X
MED     CERZYME 7074  ALGLUCERASE (400 UNITS 5ML VIAL)                 VIAL                                                 X
MED     CERZYME 7030  ALGLUCERASE (50 UNITS PER 5 ML VIAL)             VIAL                                                 X
MED     CERZYME 7032  IMIGLUCERASE (200 UNIT VIAL)                     VIAL                                                 X
MED     CERZYME 7496  IMIGLUCERASE (400 U VIAL)                        VIAL                                                 X
MED     CERZYME 7303  IMIGLUCERASE, PER UNIT                           UN                                                   X
MED     CHEMO   7908  ALEMTUZUMAB (CAMPATH) 30MG PER VIAL              KIT                                                  X
                      (3 VIAL KIT)
MED     CHEMO   7140  AMIFOSTINE (3 X 500MG VIAL)                      VIAL                                                 X
MED     CHEMO   7139  AMIFOSTINE (500MG VIAL)                          VIAL                                                 X
MED     CHEMO   7575  ARSENIC TRIOXIDE (10MG PER 10ML VIAL)            VIAL                                                 X
MED     CHEMO   7481  ASPARAGINASE (10,000 UN VIAL)                    VIAL                                                 X
MED     CHEMO   1493  BLEOMYCIN SULFATE                                UN                                                   X
MED     CHEMO   7401  BLEOMYCIN SULFATE (15 UNIT VIAL)                 VIAL                                                 X
MED     CHEMO   7402  BLEOMYCIN SULFATE (30 UNIT VIAL)                 VIAL                                                 X
MED     CHEMO   6791  CARBOPLATIN                                      MG                                                   X
MED     CHEMO   7404  CARBOPLATIN (150MG VIAL)                         VIAL                                                 X
MED     CHEMO   7405  CARBOPLATIN (450MG VIAL)                         VIAL                                                 X
MED     CHEMO   7403  CARBOPLATIN (50MG VIAL)                          VIAL                                                 X
MED     CHEMO   1494  CARMUSTINE                                       MG                                                   X
MED     CHEMO   7406  CARMUSTINE (100MG VIAL)                          VIAL                                                 X
MED     CHEMO   1495  CISPLATIN                                        MG                                                   X
MED     CHEMO   7408  CISPLATIN (100MG PER 100ML VIAL)                 VIAL                                                 X
MED     CHEMO   7407  CISPLATIN (50MG PER 50ML VIAL)                   VIAL                                                 X
MED     CHEMO   1496  CLADRIBINE                                       MG                                                   X
MED     CHEMO   7409  CLADRIBINE (10MG PER 10ML VIAL)                  VIAL                                                 X
MED     CHEMO   1499  DACARBAZINE                                      MG                                                   X
MED     CHEMO   7419  DACARBAZINE (200MG VIAL)                         VIAL                                                 X
MED     CHEMO   1500  DACTINOMYCIN                                     MCG                                                  X
MED     CHEMO   7420  DACTINOMYCIN (500MCG VIAL)                       VIAL                                                 X
MED     CHEMO   7422  DAUNORUBICIN CITRATE LIPOSOME (50MG PER 25ML
                      VIAL)                                            VIAL                                                 X
MED     CHEMO   1501  DAUNORUBICIN HYDROCHLORIDE                       MG                                                   X
MED     CHEMO   7421  DAUNORUBICIN HYDROCHLORIDE (20MG VIAL)           VIAL                                                 X
MED     CHEMO   6799  DAUNORUBICIN LIPOSOMAL                           MG                                                   X
MED     CHEMO   7502  DOCETAXEL (20MG VIAL)                            VIAL                                                 X
MED     CHEMO   7503  DOCETAXEL (80MG VIAL)                            VIAL                                                 X
MED     CHEMO   2487  DOXIL                                            MG                                                   X
MED     CHEMO   7423  DOXORUBICIN LIPOSOME (20MG PER 10ML VIAL)        VIAL                                                 X
MED     CHEMO   7769  EPIRUBICIN HYDROCHLORIDE 200MG (100ML VIAL)      VIAL                                                 X
MED     CHEMO   7770  EPIRUBICIN HYDROCHLORIDE 50MG (25ML VIAL)        VIAL                                                 X
MED     CHEMO   1503  ETOPOSIDE                                        MG                                                   X
MED     CHEMO   7430  ETOPOSIDE (1000MG PER 50ML VIAL)                 VIAL                                                 X
MED     CHEMO   7427  ETOPOSIDE (100MG PER 5ML VIAL)                   VIAL                                                 X
MED     CHEMO   7428  ETOPOSIDE (150MG PER 7.5ML VIAL)                 VIAL                                                 X
MED     CHEMO   7429  ETOPOSIDE (500MG PER 25ML VIAL)                  VIAL                                                 X
MED     CHEMO   1504  FLOXURIDINE                                      MG                                                   X
MED     CHEMO   7431  FLOXURIDINE (500MG VIAL)                         VIAL                                                 X
MED     CHEMO   1505  FLUDARABINE PHOSPHATE                            MG                                                   X
MED     CHEMO   7432  FLUDARABINE PHOSPHATE (50MG VIAL)                VIAL                                                 X
MED     CHEMO   2853  GEMCITABINE HYDROCHLORIDE                        MG                                                   X
MED     CHEMO   7437  GEMCITABINE HYDROCHLORIDE (1000MG VIAL)          VIAL                                                 X
MED     CHEMO   7436  GEMCITABINE HYDROCHLORIDE (200MG VIAL)           VIAL                                                 X
MED     CHEMO   2492  IDARUBICIN                                       MG                                                   X
MED     CHEMO   2493  IDARUBICIN (MULTIPLE 2ND)                        MG                                                   X
MED     CHEMO   7439  IDARUBICIN HYDROCHLORIDE (10MG VIAL)             VIAL                                                 X
MED     CHEMO   7440  IDARUBICIN HYDROCHLORIDE (20MG VIAL)             VIAL                                                 X
MED     CHEMO   7438  IDARUBICIN HYDROCHLORIDE (5MG VIAL)              VIAL                                                 X
MED     CHEMO   7528  IFOSFAMIDE/MESNA (10GM-10GM PER KIT)             VIAL                                                 X
MED     CHEMO   6986  IFOSFAMIDE/MESNA (5GM-3GM PER KIT)               VIAL                                                 X
MED     CHEMO   7531  IFOSFAMIDE/MESNA (6GM-6GM PER KIT)               VIAL                                                 X
MED     CHEMO   6807  IRINOTECAN HYDROCHLORIDE                         MG                                                   X
MED     CHEMO   7442  IRINOTECAN HYDROCHLORIDE (100MG PER 5ML VIAL)    VIAL                                                 X
MED     CHEMO   7441  IRINOTECAN HYDROCHLORIDE (40MG PER 2ML VIAL)     VIAL                                                 X
MED     CHEMO   1512  MECHLORETHAMINE HYDROCHLORIDE                    MG                                                   X
MED     CHEMO   7446  MECHLORETHAMINE HYDROCHLORIDE (10MG VIAL)        VIAL                                                 X
MED     CHEMO   7765  MELPHALAN                                        VIAL                                                 X
MED     CHEMO   2411  MESNA                                            MG                                                   X
MED     CHEMO   7447  MESNA (1000MG PER 10ML VIAL)                     VIAL                                                 X
MED     CHEMO   1515  MITOMYCIN                                        MG                                                   X
MED     CHEMO   7452  MITOMYCIN (20MG VIAL)                            VIAL                                                 X
MED     CHEMO   7453  MITOMYCIN (40MG VIAL)                            VIAL                                                 X
MED     CHEMO   7451  MITOMYCIN (5MG VIAL)                             VIAL                                                 X

                      EXHIBIT XVII.  CONTRACT EXCLUSIONS DOCUMENT                             EXCLUSION CATEGORY
                      -------------------------------------------            -----------------------------------------------------
                                                                                          NOT
                                                                             DELIVERY  MEDICALLY                       CONTRACTUAL
CAT     TYPE    CODE  DESCRIPT                                         UOM   CHANNEL   NECESSARY  NOT HME  DIAGNOSTIC   EXCLUSION
----------------------------------------------------------------------------------------------------------------------------------
MED     CHEMO   6815  MITOXANTRONE                                     MG                                                   X
MED     CHEMO   7454  MITOXANTRONE (20MG PER 10ML VIAL)                VIAL                                                 X
MED     CHEMO   7455  MITOXANTRONE (25MG PER 12.5ML VIAL)              VIAL                                                 X
MED     CHEMO   7456  MITOXANTRONE (30MG PER 15ML VIAL)                VIAL                                                 X
MED     CHEMO   7764  OXALIPLATIN (50MG VIAL)                          VIAL                                                 X
MED     CHEMO   7761  OXALPLATIN (100MG VIAL)                          VIAL                                                 X
MED     CHEMO   1516  PACLITAXEL                                       MG                                                   X
MED     CHEMO   7458  PACLITAXEL (100.2MG PER 16.7ML VIAL)             VIAL                                                 X
MED     CHEMO   7459  PACLITAXEL (300MG PER 50ML VIAL)                 VIAL                                                 X
MED     CHEMO   7457  PACLITAXEL (30MG PER 5ML VIAL)                   VIAL                                                 X
MED     CHEMO   1517  PEGASPARGASE                                     UN                                                   X
MED     CHEMO   7460  PEGASPARGASE (3750 UNITS PER 5ML VIAL)           VIAL                                                 X
MED     CHEMO   1519  PLICAMYCIN                                       MCG                                                  X
MED     CHEMO   7461  PLICAMYCIN (2500 MCG VIAL)                       VIAL                                                 X
MED     CHEMO   7132  RITUXIMAB (100MG PER 10ML VIAL)                  VIAL                                                 X
MED     CHEMO   7133  RITUXIMAB (500MG PER 50ML VIAL)                  VIAL                                                 X
MED     CHEMO   1520  STREPTOZOCIN                                     MG                                                   X
MED     CHEMO   7462  STREPTOZOCIN (1GM VIAL)                          VIAL                                                 X
MED     CHEMO   1521  TENIPOSIDE                                       MG                                                   X
MED     CHEMO   7474  TENIPOSIDE (50MG PER 5ML VIAL)                   VIAL                                                 X
MED     CHEMO   1522  THIOTEPA                                         MG                                                   X
MED     CHEMO   7463  THIOTEPA (15MG VIAL)                             VIAL                                                 X
MED     CHEMO   2831  TOPOTECAN                                        MG                                                   X
MED     CHEMO   7464  TOPOTECAN HYDROCHLORIDE (4MG VIAL)               VIAL                                                 X
MED     CHEMO   7501  TRASTUZUMAB (440MG VIAL)                         VIAL                                                 X
MED     CHEMO   6679  VINORELBINE TARTRATE                             MG                                                   X
MED     CHEMO   7469  VINORELBINE TARTRATE (10MG PER 1ML VIAL)         VIAL                                                 X
MED     CHEMO   7470  VINORELBINE TARTRATE (50MG PER 5ML VIAL)         VIAL                                                 X
MED     ENT     1525  ENTERAL FORMULAE: CALORICALLY DENSE INTACT       CAN                                                  X
MED     ENT     1525  ENTERAL FORMULAE: CALORICALLY DENSE INTACT       ML                                                   X
MED     ENT     1526  ENTERAL FORMULAE: DEFINED FORMULAE FOR SPECIAL
                      NEEDS                                            CAN                                                  X
MED     ENT     1526  ENTERAL FORMULAE: DEFINED FORMULAE FOR SPECIAL
                      NEEDS                                            ML                                                   X
MED     ENT     1527  ENTERAL FORMULAE: HYDROLYZED PROTEIN/AMINO
                      ACIDS                                            CAN                                                  X
MED     ENT     1527  ENTERAL FORMULAE: HYDROLYZED PROTEIN/AMINO
                      ACIDS                                            ML                                                   X
MED     ENT     1528  ENTERAL FORMULAE: MODULAR COMPONENTS             CAN                                                  X
MED     ENT     1528  ENTERAL FORMULAE: MODULAR COMPONENTS             ML                                                   X
MED     ENT     1529  ENTERAL FORMULAE: NATURAL INTACT
                      PROTEIN/PROTEIN                                  CAN                                                  X
MED     ENT     1529  ENTERAL FORMULAE: NATURAL INTACT
                      PROTEIN/PROTEIN                                  ML                                                   X
MED     ENT     2413  ENTERAL FORMULAE: NON-SPECIFIED                  CAN                                                  X
MED     ENT     2413  ENTERAL FORMULAE: NON-SPECIFIED                  ML                                                   X
MED     ENT     2413  ENTERAL FORMULAE: NON-SPECIFIED                  PD                                                   X
MED     ENT     2414  ENTERAL FORMULAE: NON-SPECIFIED - FULL SERVICE   CAN                                                  X
MED     ENT     2414  ENTERAL FORMULAE: NON-SPECIFIED - FULL SERVICE   ML                                                   X
MED     ENT     1530  ENTERAL FORMULAE: SEMI-SYNTHETICS                CAN                                                  X
MED     ENT     1530  ENTERAL FORMULAE: SEMI-SYNTHETICS                ML                                                   X
MED     ENT     1531  ENTERAL FORMULAE: STANDARD NUTRIENTS             CAN                                                  X
MED     ENT     1531  ENTERAL FORMULAE: STANDARD NUTRIENTS             ML                                                   X
MED     FACTOR  6750  ANTIHIBITOR -- PROPLEX                           UN                                                   X
MED     FACTOR  6748  ANTIHIBITOR (J7196) AUTOPLEX                     UN                                                   X
MED     FACTOR  6749  ANTIHIBITOR (J7196) FEIBA                        UN                                                   X
MED     FACTOR  6744  FACTOR IX (J7194) ALFANINE                       UN                                                   X
MED     FACTOR  6747  FACTOR IX (J7194) BEBULIN                        UN                                                   X
MED     FACTOR  6745  FACTOR IX (J7194) KONYNE                         UN                                                   X
MED     FACTOR  6743  FACTOR IX (J7194) MONONINE                       UN                                                   X
MED     FACTOR  6746  FACTOR IX (J7194) PROFILNINE                     UN                                                   X
MED     FACTOR  6891  FACTOR IX RECOM (J7194) BENEFIX                  UN                                                   X
MED     FACTOR  7599  FACTOR VII -- NOVOSEVEN (AUTH IN 1200 OR 4800
                      QTY)                                             MCG                                                  X
MED     FACTOR  7134  FACTOR VII (NOVOSEVEN 1200MCG VIAL)              VIAL                                                 X
MED     FACTOR  7135  FACTOR VII (NOVOSEVEN 4800MCG VIAL)              VIAL                                                 X
MED     FACTOR  6739  FACTOR VIII HIPUR (J7190) ALFANATE               UN                                                   X
MED     FACTOR  6741  FACTOR VIII HIPUR (J7190) HUMATE                 UN                                                   X
MED     FACTOR  6740  FACTOR VIII HIPUR (J7190) KOATE                  UN                                                   X
MED     FACTOR  6742  FACTOR VIII HIPUR (J7191) HYATE                  UN                                                   X
MED     FACTOR  6736  FACTOR VIII MONO (J7190) HEMOPHIL                UN                                                   X
MED     FACTOR  6737  FACTOR VIII MONO (J7190) MONOCLATE               UN                                                   X
MED     FACTOR  6738  FACTOR VIII MONO (J7190) RED CROSS METHOD-M      UN                                                   X
MED     FACTOR  7598  FACTOR VIII MONOCLONAL -- MONARC-M               UN                                                   X
MED     FACTOR  6732  FACTOR VIII RECOM (J7192) BIOCLATE               UN                                                   X
MED     FACTOR  6733  FACTOR VIII RECOM (J7192) HELIXATE               UN                                                   X
MED     FACTOR  6735  FACTOR VIII RECOM (J7192) KOGENATE               UN                                                   X
MED     FACTOR  6734  FACTOR VIII RECOM (J7192) RECOMBINATE            UN                                                   X
MED     FACTOR  7909  FACTOR VIII RECOMBINANT - ADVATE                 UN                                                   X
MED     FACTOR  7572  FACTOR VIII RECOMBINANT - HELIXATE FS            UN                                                   X
MED     FACTOR  7596  FACTOR VIII RECOMBINANT -- KOGENATE FS           UN                                                   X

                      EXHIBIT XVII.  CONTRACT EXCLUSIONS DOCUMENT                             EXCLUSION CATEGORY
                      -------------------------------------------            -----------------------------------------------------
                                                                                          NOT
                                                                             DELIVERY  MEDICALLY                       CONTRACTUAL
CAT     TYPE    CODE  DESCRIPT                                         UOM   CHANNEL   NECESSARY  NOT HME  DIAGNOSTIC   EXCLUSION
----------------------------------------------------------------------------------------------------------------------------------
MED     FACTOR  7597  FACTOR VIII RECOMBINANT -- REFACTO               UN                                                   X
MED     HORM    7142  SERMORELIN ACETATE (GH-RELEASING HORMONE)
                      (0.5MG VIAL)                                     VIAL     X
MED     HORM    7143  SERMORELIN ACETATE (GH-RELEASING HORMONE)
                      (1MG VIAL)                                       VIAL     X
MED     HORM    1489  SOMATREM                                         MG       X
MED     HORM    7075  SOMATREM (10MG VIAL)                             VIAL     X
MED     HORM    7033  SOMATREM (5MG VIAL)                              VIAL     X
MED     HORM    7545  SOMATROPIN (.8MG VIAL)(MINIQUICK)                VIAL     X
MED     HORM    7746  SOMATROPIN (0.4MG SYR)(GENOTROPIN)               VIAL     X
MED     HORM    7747  SOMATROPIN (0.6MG SYR)(GENOTROPIN)               VIAL     X
MED     HORM    7748  SOMATROPIN (1.0MG SYR)(GENOTROPIN)               VIAL     X
MED     HORM    7749  SOMATROPIN (1.2MG SYR)(GENOTROPIN)               VIAL     X
MED     HORM    7750  SOMATROPIN (1.4MG SYR)(GENOTROPIN)               VIAL     X
MED     HORM    7751  SOMATROPIN (1.6MG SYR)(GENOTROPIN)               VIAL     X
MED     HORM    7752  SOMATROPIN (1.8MG SYR)(GENOTROPIN)               VIAL     X
MED     HORM    7753  SOMATROPIN (2.0MG SYR)(GENOTROPIN)               VIAL     X
MED     HORM    7744  SOMATROPIN (24MG VIAL)(HUMOTROPE)                VIAL     X
MED     HORM    7754  SOMATROPIN (5MG CARTRIDGE)(NORDITROPIN)          VIAL     X
MED     HORM    7758  SOMATROPIN (5MG VIAL)(HUMOTROPE)                 VIAL     X
MED     HORM    7755  SOMATROPIN (5MG/VIAL)(SAIZEN)                    VIAL     X
MED     HORM    7757  SOMATROPIN (5MG/VIAL)(SEROSTIM)                  VIAL     X
MED     HORM    7743  SOMATROPIN (6MG VIAL)(HUMOTROPE)                 VIAL     X
MED     HORM    7756  SOMATROPIN (8.8MG/VIAL)(SAIZEN)                  VIAL     X
MED     HORM    6672  SOMATROPIN (RDNA ORIGIN)                         MG       X
MED     HORM    7076  SOMATROPIN (RDNA ORIGIN) (10MG VIAL)             VIAL     X
MED     HORM    7115  SOMATROPIN (RDNA ORIGIN) (13.8 MG
                      CARTRIDGE/VIAL)                                  VIAL     X
MED     HORM    7114  SOMATROPIN (RDNA ORIGIN) (5.8 MG
                      CARTRIDGE/VIAL)                                  VIAL     X
MED     HORM    7034  SOMATROPIN (RDNA ORIGIN) (5MG VIAL)              VIAL     X
MED     HORM    7123  SOMATROPIN (RDNA ORIGIN)(1.5MG CARTRIDGE/VIAL)   VIAL     X
MED     HORM    7559  SOMATROPIN (RDNA ORIGIN)(12MG CARTRIDGE/VIAL)    VIAL     X
MED     HORM    7669  SOMATROPIN (RDNA ORIGIN)(15MG/1.5ML CARTRIDGE)   VIAL     X
MED     HORM    7122  SOMATROPIN (RDNA ORIGIN)(4MG VIAL)               VIAL     X
MED     HORM    7121  SOMATROPIN (RDNA ORIGIN)(6MG VIAL)               VIAL     X
MED     HORM    7124  SOMATROPIN (RDNA ORIGIN)(8 MG VIAL)              VIAL     X
MED     HORM    7741  SOMATROPIN AQ (10MG CARTRIDGE/VIAL)(NUTROPIN)    VIAL     X
MED     HORM    7740  SOMATROPIN AQ (10MG VIAL)(NUTROPIN)              VIAL     X
MED     HORM    7562  SOMATROPIN DEPOT (RDNA ORIGIN) (13.5MG VIAL)     VIAL     X
MED     HORM    7563  SOMATROPIN DEPOT (RDNA ORIGIN) (18MG VIAL)       VIAL     X
MED     HORM    7564  SOMATROPIN DEPOT (RDNA ORIGIN) (22.5MG VIAL)     VIAL     X
MED     INJOT   7035  ACETYLCYSTEINE (10% 10ML VIAL)                   VIAL     X
MED     INJOT   7077  ACETYLCYSTEINE (20% 10ML VIAL)                   VIAL     X
MED     INJOT   7789  ADALIMUMAB (HUMIRA)(40MG PER 0.8ML SYRINGE)      VIAL     X
MED     INJOT   7912  AGALSIDASE BETA (FABRAZYME) 35MG VIAL            VIAL     X
MED     INJOT   2824  ALBUTEROL INHALER                                EA       X
MED     INJOT   6787  ALBUTEROL SULFATE SOLUTION                       ML       X
MED     INJOT   7078  ALPROSTADIL (10MCG VIAL)                         VIAL     X
MED     INJOT   7098  ALPROSTADIL (20MCG VIAL)                         VIAL     X
MED     INJOT   7036  ALPROSTADIL (5MCG VIAL)                          VIAL     X
MED     INJOT   7543  ALTEPLASE, RECOMBINANT                           MG       X
MED     INJOT   7537  ALTEPLASE, RECOMBINANT (50MG VIAL)               VIAL     X
MED     INJOT   7542  ALTEPLASE, RECOMBINANT (50MG VIAL)               VIAL     X
MED     INJOT   7790  ANAKINRA (KINERET)(100MG PER .67ML SYRINGE)      VIAL     X
MED     INJOT   7397  ATROPINE SULFATE (1MG PER 1ML VIAL)              VIAL     X
MED     INJOT   7015  BACITRACIN (50,000 U VIAL)                       VIAL     X
MED     INJOT   7037  BCG VACCINE (50MG VIAL)                          VIAL     X
MED     INJOT   2819  BETAMETHASONE PHOSPHATE                          MG       X
MED     INJOT   6973  BETAMETHOSONE ACETATE/BETAMETHOSONE SOD PHOS     VIAL     X
                      (15MG PER 5ML VIAL)
MED     INJOT   6790  BITOLTEROL MESYLATE                              EA       X
MED     INJOT   7108  BOTULINUM TOXIN TYPE A (100 UNIT VIAL)           VIAL     X
MED     INJOT   7727  BOTULINUM TOXIN TYPE B (2500 U PER 0.5ML)        VIAL     X
MED     INJOT   2483  CALCITONIN SALMON                                UN       X
MED     INJOT   7038  CALCITRIOL (1MCG PER 1 ML VIAL)                  VIAL     X
MED     INJOT   2826  CHORIONIC GONADATROPIN (HCG)                     UN       X
MED     INJOT   7675  COLCHICINE (1MG VIAL)                            VIAL     X
MED     INJOT   7039  CORTICOTROPIN (400 UNITS PER 5ML VIAL)           VIAL     X
MED     INJOT   6884  DALTEPARIN SODIUM                                MG       X
MED     INJOT   6884  DALTEPARIN SODIUM                                UN       X
MED     INJOT   6937  DANAPAROID SODIUM (750U)                         VIAL     X
MED     INJOT   6938  DANAPAROID SODIUM (750U) (MULTIPLE 2ND)          VIAL     X
MED     INJOT   7041  DEPO-TESTADIOL (10ML VIAL)                       VIAL     X
MED     INJOT   7532  DESMOPRESSIN (STIMATE) NASAL SPRAY 2.5ML         VIAL     X
MED     INJOT   7079  DESMOPRESSIN ACETATE (15MCG VIAL)                VIAL     X
MED     INJOT   7533  DESMOPRESSIN ACETATE (30MCG PER 2ML VIAL)        VIAL     X
MED     INJOT   7530  DESMOPRESSIN ACETATE (40MCG PER 10ML VIAL)       VIAL     X
MED     INJOT   7042  DESMOPRESSIN ACETATE (4MCG VIAL)                 VIAL     X
MED     INJOT   7005  DEXRAZONE (250MG VIAL)                           VIAL     X
MED     INJOT   2825  DIMENHYDRINATE                                   MG       X

                      EXHIBIT XVII.  CONTRACT EXCLUSIONS DOCUMENT                             EXCLUSION CATEGORY
                      -------------------------------------------            -----------------------------------------------------
                                                                                          NOT
                                                                             DELIVERY  MEDICALLY                       CONTRACTUAL
CAT     TYPE    CODE  DESCRIPT                                         UOM   CHANNEL   NECESSARY  NOT HME  DIAGNOSTIC   EXCLUSION
----------------------------------------------------------------------------------------------------------------------------------
MED     INJOT   7044  DIMERCAPROL (10% 3ML VIAL)                       VIAL     X
MED     INJOT   7742  DORNASE ALFA (30AMP/VIAL)(PULMOZYME)             VIAL     X
MED     INJOT   2823  DORNASE ALFA (PULMOZYME)                         MG       X
MED     INJOT   1611  ENOXAPRIN SODIUM                                 MG       X
MED     INJOT   1986  ENOXAPRIN SODIUM (MULTIPLE 2ND)                  MG       X
MED     INJOT   6677  ESTRADIOL CYPIONATE                              MG       X
MED     INJOT   7045  ESTRADIOL CYPIONATE (25MG VIAL)                  VIAL     X
MED     INJOT   7080  ESTRADIOL CYPIONATE (50MG VIAL)                  VIAL     X
MED     INJOT   7679  ESTRADIOL MEDROXYPROGESTERONE (0.5ML VIAL)       VIAL     X
MED     INJOT   7046  ESTRADIOL VALERATE (200MG VIAL)                  VIAL     X
MED     INJOT   7081  ESTRADIOL VALERATE (400MG VIAL)                  VIAL     X
MED     INJOT   7002  ESTROGENS, CONJUGATED (25MG VIAL)                VIAL     X
MED     INJOT   7006  ETANERCEPT 4PK (4 X 25MG) (ENBREL)               VIAL     X
MED     INJOT   7006  ETANERCEPT 4PK (4 X 25MG) (ENBREL)               KIT      X
MED     INJOT   7521  ETHACRYNATE SODIUM (50MG VIAL)                   VIAL     X
MED     INJOT   7004  FOLLITROPIN ALFA (75IU VIAL)                     VIAL     X
MED     INJOT   7719  FONDAPARINUX SODIUM (2.5MG PER 0.5ML SYRINGE)    VIAL     X
MED     INJOT   7082  GOLD SODIUM THIOMALATE (500MG VIAL)              VIAL     X
MED     INJOT   7048  GOLD SODIUM THIOMALATE (50MG VIAL)               VIAL     X
MED     INJOT   2830  GONADORELIN ACETATE                              MG       X
MED     INJOT   7720  GONADORELIN HYDROCHLORIDE (FACTREL)(0.1MG
                      POWDER)                                          VIAL     X
MED     INJOT   6959  GONADOTROPIN, CHORIONIC                          UN       X
MED     INJOT   7083  GONADOTROPIN, CHORIONIC (10,000 UNIT VIAL)       VIAL     X
MED     INJOT   7049  GONADOTROPIN, CHORIONIC (5,000 UNIT VIAL)        VIAL     X
MED     INJOT   6826  GOSERELIN ACETATE                                MG       X
MED     INJOT   6899  HEPATITIS A VACCINE, INACTIVATED P               ML       X
MED     INJOT   7050  HEPATITIS B IMMUNE GLOBULIN (0.5ML VIAL)         VIAL     X
MED     INJOT   7084  HEPATITIS B IMMUNE GLOBULIN (1ML VIAL)           VIAL     X
MED     INJOT   7099  HEPATITIS B IMMUNE GLOBULIN (5ML VIAL)           VIAL     X
MED     INJOT   7051  HISTOPLASMIN (1:100 1ML VIAL)                    VIAL     X
MED     INJOT   6676  HISTRELIN ACETATE                                EA       X
MED     INJOT   1563  HUMAN INSULIN                                    ML       X
MED     INJOT   7671  HUMAN INSULIN, LISPRO (100UN/ML 10ML VIAL)       VIAL     X
MED     INJOT   7549  HYALURONATE, SODIUM (20MG PER 2ML VIAL)          VIAL     X
MED     INJOT   1564  HYDROXYPROGESTERONE CAPROATE                     MG       X
MED     INJOT   7131  HYLAN POLYMERS A & B (16MG PER 2ML VIAL)         VIAL     X
MED     INJOT   7009  HYLAN POLYMERS A&B (3 X 2ML)                     VIAL     X
MED     INJOT   6999  INFLIXIMAB (100MG VIAL)                          VIAL     X
MED     INJOT   7000  INFLUENZA VIRUS VACCINE (45MCG VIAL)             VIAL     X
MED     INJOT   6806  IPRATROPIUM BROMIDE                              EA       X
MED     INJOT   7697  IRON SUCROSE 100MG (5ML VIAL)                    VIAL     X
MED     INJOT   1539  IRRIGATING SOLUTIONS                             LITER    X
MED     INJOT   2833  KETOROLAC TROMETHAMINE                           MG       X
MED     INJOT   7911  LARONIDASE (ALDURAZYME) 5ML VIAL                 VIAL     X
MED     INJOT   1511  LEUPROLIDE ACETATE                               EA       X
MED     INJOT   7399  LEUPROLIDE ACETATE -- PED (11.25 MG/VIAL)        VIAL     X
MED     INJOT   7010  LEUPROLIDE ACETATE -- PED (15MG/VIAL)            VIAL     X
MED     INJOT   7007  LEUPROLIDE ACETATE -- PED (7.5MG/VIAL)           VIAL     X
MED     INJOT   6971  LEUPROLIDE ACETATE 11.25 MG                      EA       X
MED     INJOT   6855  LEUPROLIDE ACETATE 2.8ML VIAL (5MG/ML)           EA       X
MED     INJOT   6854  LEUPROLIDE ACETATE 3.75 MG                       EA       X
MED     INJOT   7762  LEUPROLIDE ACETATE DEPOT (22.5MG)                VIAL     X
MED     INJOT   7672  LEUPROLIDE ACETATE DEPOT (30MG VIAL)             VIAL     X
MED     INJOT   7052  LIVER DERIVATIVE COMPLEX (510MG PER 20ML VIAL)   VIAL     X
MED     INJOT   7085  MEDROXYPROGESTERONE ACETATE (1000MG VIAL)        VIAL     X
MED     INJOT   7053  MEDROXYPROGESTERONE ACETATE (150MG VIAL)         VIAL     X
MED     INJOT   7100  MEDROXYPROGESTERONE ACETATE (4000MG VIAL)        VIAL     X
MED     INJOT   2827  MENOTROPINS (HMG)                                UN       X
MED     INJOT   7054  MENOTROPINS (HMG) (75 UNIT VIAL)                 VIAL     X
MED     INJOT   6685  METHYLENE BLUE                                   ML       X
MED     INJOT   7055  METHYLPREDNISOLONE ACETATE (40MG VIAL)           VIAL     X
MED     INJOT   7086  METHYLPREDNISOLONE ACETATE (80MG VIAL)           VIAL     X
MED     INJOT   2499  NANDROLONE DECANOATE                             MG       X
MED     INJOT   7571  NEOSTIGMINE METHYLSULFATE (10MG PER 10ML VIAL)   VIAL     X
MED     INJOT   7570  NEOSTIGMINE METHYLSULFATE (5MG PER 10ML VIAL)    VIAL     X
MED     INJOT   2500  OCTREOTIDE                                       MCG      X
MED     INJOT   7093  OCTREOTIDE ACETATE (100MCG VIAL)                 VIAL     X
MED     INJOT   7708  OCTREOTIDE ACETATE (5000MCG VIAL)                VIAL     X
MED     INJOT   7065  OCTREOTIDE ACETATE (50MCG VIAL)                  VIAL     X
MED     INJOT   7476  OCTREOTIDE LAR DEPOT (10MG VIAL)                 VIAL     X
MED     INJOT   7477  OCTREOTIDE LAR DEPOT (20MG VIAL)                 VIAL     X
MED     INJOT   7478  OCTREOTIDE LAR DEPOT (30MG VIAL)                 VIAL     X
MED     INJOT   7910  OMALIZUMAB (XOLAIR) 150MG PER VIAL               VIAL     X
MED     INJOT   6972  PALIVIZUMAB (100 MG/VIAL)                        VIAL     X

                      EXHIBIT XVII.  CONTRACT EXCLUSIONS DOCUMENT                             EXCLUSION CATEGORY
                      -------------------------------------------            -----------------------------------------------------
                                                                                          NOT
                                                                             DELIVERY  MEDICALLY                       CONTRACTUAL
CAT     TYPE    CODE  DESCRIPT                                         UOM   CHANNEL   NECESSARY  NOT HME  DIAGNOSTIC   EXCLUSION
----------------------------------------------------------------------------------------------------------------------------------
MED     INJOT   7513  PALIVIZUMAB (50 MG/VIAL)                         VIAL     X
MED     INJOT   7087  PAPAVERINE HYDROCHLORIDE (300MG VIAL)            VIAL     X
MED     INJOT   7056  PAPAVERINE HYDROCHLORIDE (60MG VIAL)             VIAL     X
MED     INJOT   7519  PEGADEMASE BOVINE (375 UNITS PER 1.5ML VIAL)     VIAL     X
MED     INJOT   6820  PHENTOLAMINE MESYLATE                            MG       X
MED     INJOT   7199  PNEUMOCOCCAL VACCINE (575MCG PER 0.5ML VIAL)     VIAL     X
MED     INJOT   7057  PROGESTERONE IN OIL (500MG VIAL)                 VIAL     X
MED     INJOT   6990  SINCALIDE (KINEVAC) (5MCG VIAL)                  VIAL     X
MED     INJOT   6821  SUMATRIPTAN SUCCINATE                            MG       X
MED     INJOT   7058  SUMATRIPTAN SUCCINATE (6MG VIAL)                 VIAL     X
MED     INJOT   7779  TERIPARATIDE (750 MCG PER 3ML VIAL)              VIAL     X
MED     INJOT   2508  TESTOSTERONE                                     MG       X
MED     INJOT   7059  TESTOSTERONE CYPIONATE (1,000MG VIAL)            VIAL     X
MED     INJOT   7088  TESTOSTERONE CYPIONATE (2,000MG VIAL)            VIAL     X
MED     INJOT   7120  TESTOSTERONE CYPIONATE (200 MG VIAL)             VIAL     X
MED     INJOT   7600  THERACYS BCG VACCINE (81MG)                      VIAL     X
MED     INJOT   7014  THYROTROPIN ALFA (2 X 1.1 MG KIT)                KIT      X
MED     INJOT   7677  TINZAPARIN SODIUM (40,000 UNITS PER 2ML VIAL)    VIAL     X
MED     INJOT   7724  TREPROSTINIL SODIUM 10MG/ML                      VIAL     X
MED     INJOT   7721  TREPROSTINIL SODIUM 1MG/ML                       VIAL     X
MED     INJOT   7722  TREPROSTINIL SODIUM 2.5MG/ML                     VIAL     X
MED     INJOT   7723  TREPROSTINIL SODIUM 5MG/ML                       VIAL     X
MED     INJOT   7089  TRIAMCINOLONE DIACETATE (200MG VIAL)             VIAL     X
MED     INJOT   7060  TRIAMCINOLONE DIACETATE (40MG VIAL)              VIAL     X
MED     INJOT   7090  UROFOLLITROPIN (150 UNIT VIAL)                   VIAL     X
MED     INJOT   7061  UROFOLLITROPIN (75 UNIT VIAL)                    VIAL     X
MED     INJOT   7913  ZEMAIRA (1GM PER 50ML VIAL)                      VIAL     X
MED     SYNAGIS 6972  PALIVIZUMAB (100 MG/VIAL)                        MG                                                   X
ORTH    ALL           ALL ORTHOTIC DEVICES / SERVICES (HCPCS WITH
                      L-CODES)                                                  X                    X
ORTH                  ARCH SUPPORTS                                             X                    X
ORTH                  BOOTS                                                     X                    X
ORTH                  BRACES                                                    X                    X
ORTH                  COLLARS                                                   X                    X
ORTH                  ELASTIC WRAP                                              X                    X
ORTH                  GAUNTLET                                                  X                    X
ORTH                  GIRDLES                                                   X                    X
ORTH                  HALOS                                                     X                    X
ORTH                  HEEL CUPS                                                 X                    X
ORTH                  INSOLES                                                   X                    X
ORTH                  MASTECTOMY BRAS                                           X                    X
ORTH                  RIB BELTS                                                 X                    X
ORTH                  SHOES                                                     X                    X
ORTH                  SLINGS                                                    X                    X
ORTH                  SPLINTS                                                   X                    X
ORTH                  STUMP SOCKS                                               X                    X
ORTH                  SUPPORT HOSE                                              X                    X
ORTH                  SUPPORTS                                                  X                    X
ORTH                  TRUSSES                                                   X                    X
ORTH                  VESTS                                                     X                    X
PROST   ALL           ALL PROSTHETIC DEVICES - BODY PART
                      REPLACEMENTS                                              X                    X
RESP
RESP    EQUIP   2588  MONITOR, VITAL SIGNS (E1399)                     MO                                      X
RESP    EQUIP   6775  OXIMETRY TEST (E1399)                            PD                                      X
RESP    EQUIP   6775  OXIMETRY TEST (E1399)                            PUR                                     X
RESP    EQUIP   2373  PERCUSSOR (E0480), ELEC OR PNEUM, HOME MODEL     MO       X
RESP    EQUIP   2373  PERCUSSOR (E0480), ELEC OR PNEUM, HOME MODEL     PUR      X
RESP    EQUIP   2373  PERCUSSOR (E0480), ELEC OR PNEUM, HOME MODEL     RENPR    X
RESP    EQUIP   2567  PNEUMOGRAM (*E1399)                              PUR                                     X
RESP    EQUIP   2380  POSTURAL DRAINAGE BOARD (E0606)                  PUR      X          X
RESP    EQUIP   2592  SLEEP STUDY, ADULT (E1399)                       PUR                                     X
RESP    EQUIP   2391  VAPORIZER, ROOM TYPE (E0605)                     PUR                 X
RESP    MISC          AEROCHAMBERS                                              X
RESP    MISC          AIR PURIFIERS                                             X
RESP    MISC          CROUP/ O2 TENTS                                           X
RESP    MISC          INCUBATORS                                                X
RESP    MISC          IPPB MACHINES                                             X
RESP    MISC          NASAL ASPIRATORS                                          X
RESP    MISC          ROOM HUMIDIFIERS/DEHUMIDIFIERS                            X
RESP    MISC          VAPORIZERS                                                X
RESP    NEB*    2571  NEBULIZER (E0575), ULTRASONIC, AC/DC             MO                  X
RESP    NEB*    2571  NEBULIZER (E0575), ULTRASONIC, AC/DC             PUR                 X
RESP    NEB*    2571  NEBULIZER (E0575), ULTRASONIC, AC/DC             RENPR               X
RESP    NEB*    2338  NEBULIZER; ULTRASONIC (E0575)                    MO                  X
RESP    NEB*    2338  NEBULIZER; ULTRASONIC (E0575)                    PUR                 X

                      EXHIBIT XVII.  CONTRACT EXCLUSIONS DOCUMENT                             EXCLUSION CATEGORY
                      -------------------------------------------            -----------------------------------------------------
                                                                                          NOT
                                                                             DELIVERY  MEDICALLY                       CONTRACTUAL
CAT     TYPE    CODE  DESCRIPT                                         UOM   CHANNEL   NECESSARY  NOT HME  DIAGNOSTIC   EXCLUSION
----------------------------------------------------------------------------------------------------------------------------------
RESP    NEB*    2338  NEBULIZER; ULTRASONIC (E0575)                    RENPR               X
RESP    NEB*    2561  PEAK FLOW METER (E1399)                          PUR      X                    X
RESP    OXYGEN  2529  O2 ANALYZER (A9900)                              MO                                      X
RESP    OXYGEN  2529  O2 ANALYZER (A9900)                              PUR                                     X
RESP    VEST_TH 6876  PERCUSSION VEST (A9900), THERAPY                 PUR                                                  X
RESP    VEST_TH 6774  THERAPY PERCUSSION, GENERATOR ONLY               MO                                                   X
RESP    VEST_TH 6774  THERAPY PERCUSSION, GENERATOR ONLY               PUR                                                  X
THH     OTHER   2845  X-RAY, CHEST                                     EA       X                              X
THH     UNSKILL 1617  COMPANION/LIVE IN                                PD                                                   X
THH     UNSKILL 1617  COMPANION/LIVE IN                                HR                                                   X
THH     UNSKILL 1617  COMPANION/LIVE IN                                VI                                                   X
THH     UNSKILL 1619  HOMEMAKER                                        HR                                                   X
THH     WDCARE  2548  PRESCRIPTION WOUND CARE                          EA                            X
WHS     OTHER   2558  CRITICAL PATHWAY, HYPERTENSION                   PD                                                   X
WHS     OTHER   2559  CRITICAL PATHWAY, PREECLAMPSIA                   PD                                                   X
WHS     SKILLED 1650  HUAM/PERINATAL NURSING SERVICES  LEVEL 1         PD                                                   X
WHS     SKILLED 1651  HUAM/PERINATAL NURSING SERVICES  LEVEL 2         PD                                                   X
WHS     SKILLED 1652  HUAM/PERINATAL NURSING SERVICES  LEVEL 3         PD                                                   X
WHS     SKILLED 1654  POST PARTUM WELL BABY/WELL MOM                   HR                                                   X
WHS     SKILLED 1654  POST PARTUM WELL BABY/WELL MOM                   PD                                                   X

                                  EXHIBIT XVIII
                   CLINICAL SERVICE MANAGEMENT DELEGATION GRID

------------------------------------------------------------------------------------------------------------------------------------
             MCA responsibilities                          CIGNA responsibilities                           Rationale
------------------------------------------------------------------------------------------------------------------------------------
Eligibility verification                          Provide regular member updates              MCA should periodically verify if the
                                                  electronically                              "ongoing member is still eligible.
------------------------------------------------------------------------------------------------------------------------------------
Benefits verification                             Respond through customer service inquiries  Varying benefit packages
------------------------------------------------------------------------------------------------------------------------------------
Home health, DME and Infusion criteria            Clinical Resource Unit feedback and         MCA has the expertise in this
development with input from practicing            recommendations to MCA related to benefit   specialty area.
physicians and approval by their Quality          interpretaion in the application of MCA
Committee                                         clinical criteria. CIGNA annual oversight
                                                  review and approval of criteria used by
                                                  MCA to make review determinations.
------------------------------------------------------------------------------------------------------------------------------------
Central intake for home health, DME and           Route calls to MCA                          Easy for providers and members.
infusion services.
------------------------------------------------------------------------------------------------------------------------------------
Collection of enough clinical information from    None                                        Intake must consist of gathering
providers (any extenuating circumstances) to                                                  enough information to make a decision
make a coverage determination or evidence to                                                  about coverage.
support that efforts were made to obtain the
clinical information.
------------------------------------------------------------------------------------------------------------------------------------
Initial approval of covered services according    None
to established criteria and protocols
------------------------------------------------------------------------------------------------------------------------------------
Referral of all urgent requests for               Receive the faxed request and respond to    Some states have a 1 day turn around
non-covered services or services not meeting      MCA within the NCQA timeframes.             on all requests once all information
approved clinical criteria requirements to the    Make a determination of coverage and        is gathered
healthplan  within 1 hour of receiving all        issue denial letters with proper
pertinent information. Refer non-urgent           notification when indicated.
requests of the same to the healthplan the        (during initial phase of "partial"
same day.                                         delegation)
------------------------------------------------------------------------------------------------------------------------------------
Send approval letters to all members where state  Provide template letters to MCA             MCA has real time access to members
mandate exists in compliance with regulatory                                                  receiving services.
requirements.
------------------------------------------------------------------------------------------------------------------------------------
Submit all claims and encounters to CIGNA for     Track and identify members to CIGNA of      CIGNA pays claims and has access all
tracking member benefit limits                    those reaching benefit limits               paid claims for specific member.
------------------------------------------------------------------------------------------------------------------------------------
Submit all claims and encounters to  CIGNA for    Notify members in writing when they are     Same as above
tracking member benefit limits                    reaching their benefit maximums
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Provide authorizations for ongoing cases          None                                        Aspect of managing ongoing care.
according to established criteria and available
benefits.
------------------------------------------------------------------------------------------------------------------------------------
Early identification and referral of complex      Accept cases for evaluation by case         Important for continuity of care and
cases receiving services to healthplan case       management                                  management of ALL aspects of the and
managers according to established criteria                                                    members needs
process
------------------------------------------------------------------------------------------------------------------------------------
Refer all experimental or investigational         TEC Assessment will review according to     CIGNA does not delegate this function.
equipment or services to CIGNA TEC Assessment     CIGNA protocols
for evaluation prior to providing the service.
------------------------------------------------------------------------------------------------------------------------------------
Establishes Overutilization and Underutilization  Provide oversight of the process            Capitated entities must be aware of
thresholds and measures on a regular basis.                                                   trends and take action with providers
                                                                                              as necessary.
------------------------------------------------------------------------------------------------------------------------------------
Coordinates pre-certification requirements for    Defines which services are non-capitated    Some services will not be included in
all non-capitated services                        and responds to FFS requests to meet NCQA   the capitated arrangement and FFS
with the healthplan                               standards                                   pre-certification may be required.
according to NCQA timelines.
------------------------------------------------------------------------------------------------------------------------------------
Tracks all services that are "rent to             Establishes parameters for transitioning    More efficiently manage DME costs.
purchase" and transitions to purchase             rental items to purchase.
according to contractually agreed upon
parameters.
------------------------------------------------------------------------------------------------------------------------------------
Conducts Network Assessment of the home health    Reviews adequacy of the MCA Network in      Identifies opportunities based on
network according to the CIGNA membership and     combination with member and provider        changing membership and customer
unique needs of the membership and reports        complaints and satisfaction.                satisfaction.
annually to CIGNA.
------------------------------------------------------------------------------------------------------------------------------------
Credentials network providers according to        Provide CIGNA standards for credentialing   Delegated function.
CIGNA standards.                                  of home health providers
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT XIX
                      MCA REPRESENTED PROVIDER APPLICATION
                          PROPRIETARY AND CONFIDENTIAL

THE PROVIDER CREDENTIALING APPLICATION KIT CONTAINS COMPANY POLICIES RELATED TO THE PROVIDER NETWORK OF GENTIVA CARECENTRIX.

THIS DOCUMENT AND THE INFORMATION CONTAINED HEREIN ARE THE PROPERTY OF AND SUBJECT TO THE RIGHTS (INCLUDING COPYRIGHT) OF GENTIVA CARECENTRIX. NEITHER THIS DOCUMENT NOR ITS INFORMATION MAY BE DISCLOSED TO ANYONE OR USED FOR ANY PURPOSE EXCEPT AS EXPRESSLY AUTHORIZED IN WRITING BY GENTIVA CARECENTRIX. UNAUTHORIZED DISCLOSURE OR USE MAY RESULT IN CIVIL LIABILITY AND CRIMINAL PENALTIES.

COPYING OF THE KIT CONTENTS, EXCEPT AS DIRECTED FOR SUBMISSION OR OTHERWISE MAKING THE MATERIALS AVAILABLE TO UNAUTHORIZED PERSONS IS PROHIBITED.

                                       ***

         (c) 1995 Gentiva CareCentrix All Rights Reserved Printed in USA

                                TABLE OF CONTENTS

            I.    Introduction

            II.   CareCentrix As a Health Care Strategy

            III.  Gentiva Corporation Background

            IV.   Mission and Vision Statements

            V.    Application Instructions

            VI.   Conditions of Review

            VII.  Inquiries

            VIII. Provider Applicant Application

                  Section I.  Provider Profile and Service Information
                  Section II. Provider Qualifications

            IX.   Authorization and Certification Statements

            X.    Document Transmittal

            XI.   Provider Agreement

I.    INTRODUCTION

      Thank you for your interest in becoming a credentialed provider in the Gentiva CareCentrix national home health care network. We are pleased to provide you with our PROVIDER CREDENTIALING APPLICATION KIT, which we hope you will complete and submit for consideration as a member in our integrated home health care network provider panel.

      You may currently have an existing contractual agreement with one or more Gentiva CareCentrix home health care branches. Those agreements bear no relationship to our network management line of business. EACH PROVIDER PARTICIPATING ON OUR INTEGRATED HOME HEALTH CARE NETWORK MUST BE CREDENTIALED. Therefore, you will need to complete and submit the enclosed application, which will be used to determine if your organization meets the established credentialing criteria. If your organization meets the credentialing criteria, and is selected to participate on our network provider panel, a contract pertaining to the relationship between your organization and Gentiva CareCentrix will need to be in place.

      Below you will find information regarding our network business strategy, a description of our network management line of business, the application and instructions for its completion, rates pertaining to the services and/or products you provide and an agreement for your signature. Please read and follow the instructions carefully and return all required documents to us within the time frame specified in the cover letter.

II.   NETWORK MANAGEMENT AS A HEALTH CARE STRATEGY

      "Network management" has existed in the United States for many years. Historically, health management organizations (HMOs) have delegated responsibility for the administration and management of specific benefits to contractors with focused expertise in specific clinical areas. Organizations providing these delegated services to managed health plans act as surrogates by developing networks of credentialed providers, designing clinical guidelines, managing utilization and administering benefits, services and products, evaluating effectiveness and efficiency and implementing correlated quality improvement initiatives, and reporting statistical data illustrating results, cost savings and outcomes to health plan customers.

      The need for managed care organizations (MCOs) to further delegate the development and management of provider networks is clear. As managed care penetration has increased in the market place, and networks of providers have developed, the demands upon the MCO have become overwhelming. The larger the network, the more time, expertise, effort and expense demanded of the MCO to manage groups of providers for any given coverage plan. Multiply this by the types and numbers of coverage within any given health plan and the number of health plans administered within an MCO, and the challenges faced by the MCO are evident. Therefore, our managed care customers are seeking new and innovative solutions to this problem. At Gentiva CareCentrix, we have responded by building the most advanced home care network available today.

      The Gentiva CareCentrix is a separate line of business that we believe offers a solution essential to the continuum of health care services in today's managed care arena. It is based upon:

      A.    Managed care principles
      B.    A customer-tailored provider panel
      C.    Administrative simplicity
      D.    Performance accountability
      E.    Service consistency
      F.    Risk sharing
      G.    A philosophical shift from "vendor" to "provider/partner"

III.  GENTIVA BACKGROUND

      Gentiva Corporation is headquartered in Melville, New York and is a publicly held organization providing health care. Gentiva CareCentrix is in the forefront of two key elements of change: the move to managed care in the health care delivery system and the corporate restructuring within a more global economy.

      Gentiva CareCentrix has provided home health care services since 1971. Based upon industry sales, we are the largest home health care provider in North America. With over 600 locations and 175,000 caregivers throughout the United States and Canada, we offer a broad range of integrated services and care for more than 400,000 patients annually.

      Our health care division also offers diversified services such as our Flying Nurses(TM) and centrally coordinated programs to provide specially skilled health care personnel to support product sales, research and other clinical needs. We also take pride in being the nation's leading provider of management services to hospital-based home health agencies.

      As the industry's largest home health network manager, we currently provide a single source for managed nursing, home infusion, home medical equipment, respiratory therapy, rehabilitation, neonatal, pediatric, women's health and hospice services. Our network management business, housed within our health care division has the capacity to accommodate customer contracts covering more than 20 million lives. Greater than 5 million covered lives fall within capitated arrangements.

      We believe we are operating within an environment of great opportunity. Opportunity for home care and other post-acute health care solutions currently benefits from rapid growth of an aging population, continued advances in medical technology, managed care penetration into all aspects of health care delivery and reimbursement, and the sociological benefits of services delivered outside of traditional medical settings. As we continue to enhance and expand our service and information technology, it is with vision and commitment to our most recently developed line of business...network management.

IV.   MISSION AND VISION

      OUR MISSION STATEMENT

      Gentiva CareCentrix is a team of dedicated professionals committed to improving the quality of health care for patients and their families. We provide value to our entire spectrum of customers by exceeding expectations, controlling costs and ensuring quality outcomes. We set the standards that become the benchmark of our industry.

      OUR NETWORK VISION STATEMENT

      Gentiva CareCentrix will be the premier managed care delivery network. We will distinguish ourselves by offering customer-focused, specialized services and programs covering a broad continuum of health care. We are committed to leading the industry in:

      o     Managed care                        o     Customer consultation
      o     Integrated services                 o     High tech excellence
      o     Information services                o     The Gold Standard

      To make our vision a reality, we will:

      o Develop and maintain a national network of qualified providers for each specialty service in all key markets that ensures services and product excellence and results in high customer satisfaction

      o Develop information systems and processes that support network management and facilitate information exchange among and between all network stakeholders

      o Implement sales and service strategies for targeted network customers and key markets that position us as the network manager of choice

      o Expand our network in the post-acute sector through market assessment, strategic business decisions and alliances

      o Collaborate with other industry leaders to develop and report customer satisfaction and performance measurements that meet the rigorous requirements of managed care organizations, NCQA and our own internal standards

V.    APPLICATION INSTRUCTIONS {PRIVATE}

      GUIDELINES FOR COMPLETING THE APPLICATION
      The PROVIDER CREDENTIALING APPLICATION is organized into two (2) major sections. The following guidelines and instructions are intended to assist you in both understanding how the data and information you provide will be used and directing you through the preparation process with a minimum of difficulty.

      We urge you to take this and the next page out of this package and keep it beside you while responding to each part of the application. We also encourage you to review this page before mailing your completed application to ensure that you have met all requirements as defined on this page and the following set of instructions.

      SECTION I, PROVIDER PROFILE AND SERVICE INFORMATION, entails four (4) pages (12, 13, 14 and 15). It seeks data regarding EACH SERVICE LOCATION of your organization. The data will be used with data from Section II to obtain a weighted credentialing score. If you are awarded membership on our provider panel, the data also will be used to identify and profile EACH service location participating in care delivery.

      For example, using computer software, provider selection for each network case is based upon first matching patient location zip code to provider type and location zip code. Therefore, it is vital that you ENTER ALL ZIP CODES EACH LOCATION IS ABLE TO SERVICE. After bringing up all providers of your service type by zip code match on the computer screen, the remainder of data you enter in this section will be used to profile each location's specific staffing and expertise. Therefore, it is important that you complete PAGES 12, 13, 14 AND 15, FOR EACH OF YOUR PROVIDER LOCATIONS.

      If any of your locations use SUBCONTRACTORS, you must complete SECTION I FOR EACH SUBCONTRACTOR AND ATTACH BEHIND THE SECTION I COMPLETED FOR THE CORE LOCATION.

      SECTION II, PROVIDER QUALIFICATIONS, seeks information about your organization AS A WHOLE. You need to complete ONLY ONE (1) SECTION II REGARDLESS OF THE NUMBER OF PROVIDER LOCATIONS you have. The responses provided in this Section will be used for purposes of obtaining a credentialing score.

      Complete the application AS APPLICABLE TO THE TYPE OF SERVICES OR PRODUCTS PROVIDED BY YOUR ORGANIZATION. In some cases, certain parts of one or more sections may not be applicable. We are aware of this and have adjusted our credentialing thresholds accordingly. However, all portions of the application, which are applicable, and all applicable attachments, must be completed and submitted.

      Page 30, APPLICATION DOCUMENT TRANSMITTAL, may be used as a guide to the attachments required to supplement the application. If one or more of the attachments is not applicable to your type of organization, please indicate "NA", or not applicable.

      SECTION COMPLETION INSTRUCTIONS

      o COMPLETING PROVIDER APPLICATION SECTION I - PROVIDER PROFILE & SERVICE INFORMATION
      o Complete each section as applicable for types of service you wish to provide.
      o Complete (1) PROFILE FOR EACH SITE/LOCATION that will provide care (PAGES 12, 13, 14 AND 15).
      o If you utilize SUB-CONTRACTORS, complete the full profile (PAGES 12, 13, 14 AND 15) for each sub-contractor used and ATTACH TO THE PROFILE OF THE CORE PROVIDER LOCATION.
      o     Enter ALL ZIP CODES each service location on PAGE 12.
      o Statistical data should accurately reflect AN AVERAGE MONTH of patient volumes.
      o Data of sub-contractors should reflect their full capability and not be limited to those services/products provided only to your location.

      o     COMPLETING PROVIDER SECTION II - PROVIDER QUALIFICATIONS
      o Complete ONE SECTION FOR YOUR ENTIRE ORGANIZATION. Mark each column as applicable to the types of services you wish to provide.
      o Fill in the appropriate square in INK to answer each question with a "yes", a "no" or "not applicable" response unless otherwise instructed.
      o If you attach any explanations or additional information on a separate piece of paper, AFFIX A CORRESPONDING REFERENCE number to identify the question to which the response is related. Limit response length as much as possible.

      o     COMPLETING THE PROVIDER APPLICATION DOCUMENT TRANSMITTAL
      o Collect and submit IN DUPLICATE an original or copy of each and every APPLICABLE item listed on the form.
      o Return TWO (2) COPIES OF THE FORM AND THE APPLICABLE ATTACHMENTS with your completed application.
      o Omissions of applicable data/information will result in rejection of the application.

      o     COMPLETING THE PROVIDER AGREEMENT (CONTRACT)
      o     Review the terms and conditions as stated within the agreement.
      o Fill in the accurate LEGAL ENTITY NAME AND LOCATION on PAGE 1. DO NOT INSERT THE DATE you are completing the application. Upon full execution of the agreement, Gentiva CareCentrix will insert that date. Insert your federal tax ID number. IF MORE THAN ONE TAX ID NUMBER AND/OR LOCATION

            WILL BE CONTRACTED, INSERT THE PHRASE, "SEE SCHEDULE D," and attach a page labeled SCHEDULE D after Schedule B listing EACH LOCATION AND THE CORRESPONDING FEDERAL TAX ID NUMBER.

      o Fill in the appropriate ADDRESS AND FACSIMILE NUMBER FOR MAILING ANY NOTICE, DEMAND OR OTHER COMMUNICATION TO YOUR ORGANIZATION on PAGE 9 of the agreement.

      o Complete all schedules as instructed below. Upon award of provider status, you will receive under separate cover:
      o     An EXECUTED AND DATED AGREEMENT with approved changes, and
      o A NETWORK PROVIDER MANUAL stipulating conditions of participation in full.

            c. SCHEDULE A: Place a check (X) before each service you intend to provide.

            d. SCHEDULE B: Place a check (X) before the appropriate service Attach the corresponding reimbursement schedule to Schedule B

      o Modification of terms and conditions as given, should be documented and provide alternate language on the contract or on a separate sheet of paper with referenced page and clause numbers.
      o     If in agreement with the terms and conditions of the agreement, affix the appropriate signature and return in DUPLICATE.

      o     COMPLETING THE AUTHORIZATION AND CERTIFICATION STATEMENTS
      o     Review the authorization and certification statements on PAGE 28.
      o     Affix the appropriate signature, title and date and return IN
            DUPLICATE.

      o     SUBMITTING THE APPLICATION
      o Submit the completed application IN DUPLICATE with ONLY those attachments requested.
      o Do not place the application in a binder or other similar hard cover.
      o SUBMIT COMPLETED APPLICATIONS (A THROUGH E AS ABOVE) IN DUPLICATE TO THE ASSIGNED REVIEWER ON THE COVER LETTER OF THIS APPLICATION.

VI.   CONDITIONS OF REVIEW

o Processing of applications will be initiated upon receipt of applications that are COMPLETE, LEGIBLE AND SUBMITTED IN DUPLICATE AS SPECIFIED ABOVE.

o Applications completed and submitted as instructed shall be reviewed and processed based upon objective, weighted scoring criteria.

o Applications meeting scoring threshold criteria shall be forwarded to the Provider Credentialing Committee for review, recommendation and determination.

o The Provider Credentialing Committee reserves the right to request additional documentation, information and/or data, including an on-site visit, to verify application responses.

o The Provider Credentialing Committee shall notify applicants of their credentialing status within 45 days of receipt of acceptable application or 5 business days following a final determination.

o All submitted applications and contents therein shall be maintained in confidence and shall be provided to third parties only as indicated within the network Credentialing Policies and Procedures.

o Applicants may request information from the Provider Relations Department regarding Credentialing Policies and Procedures.

VII.  INQUIRIES

      APPLICATION COMPLETION:

                             GENTIVA HEALTH SERVICES
                             ATTN: Rebecca Warren
                             3 HUNTINGTON QUADRANGLE 2S
                             MELVILLE, NY 11747
                             Corporate Credentialing/Contracting
                             Phone (631) 501-7131
                             FAX (913) 814-5759

      LOCAL CONTRACTING AND NETWORK OPERATIONS:

                             Karen Harkness
                             Provider Relations Manager
                             Phoenix Regional CareCentrix Center
                             (602) 604-9241

                             DOLORES MULCAHY
                             PROVIDER RELATIONS MANAGER
                             Hartford Regional CareCentrix Center
                             (860) 528-4038

                             Karen Harkness
                             Provider Relations Manager
                             Houston Regional CareCentrix Center
                             (800) 453-8003

                             Dolores Mulcahy
                             Provider Relations Manager
                             Tampa Regional CareCentrix Center
                             (800) 218-2505

                  VII. GENTIVA CARECENTRIX PROVIDER APPLICATION
                           SECTION I. PROVIDER PROFILE

LEGAL NAME:                               OWNER(s) NAME(s)
D/B/A:
ADDRESS:


REMIT TO ADDRESS:                         CONTACT NAME AND TITLE:


                                          PHYSICIAN OWNERSHIP? [ ] YES   [ ] NO

BUSINESS TELEPHONE NO: (  )
24-HR TELEPHONE NO:    (  )
FACSIMILE NO:          (  )
FEDERAL TAX ID NO      _______________

MY OFFICE IS A:   [ ] Branch   [ ]Satellite of:*   [ ] Subcontractor to:*   *_______________

                                                                     Branch Name

TYPE OF PROVIDER: (CHECK ALL THAT APPLY)

[ ] Home Health Agency            [ ] HIT - Pediatric                 [ ] Respiratory Products
[ ] Pediatric HH Agency           [ ] Ambulatory Infusion Center      [ ] Respiratory Therapy
[ ] Home Medical Equipment        [ ] Rehab - Home                    [ ] Hospice - Facility
[ ] HIT - Nursing                 [ ] Rehab - Pediatric               [ ] Hospice - Home
[ ] HIT - Products                [ ] Rehab - Outpatient              [ ] Women's Health
[ ] HIT - Full Service            [ ] Rehab - Subacute

HOURS OF OPERATION:
M _______ T_______ W_______ T_______ F______ S_______ S_______


ON-CALL ARRANGEMENTS:

[ ] Answering Service        [ ] Live Clinician         [ ] Voice Mail          [ ] On-Call Hrs:

SERVICE AREA: (PLEASE COMPLETE ZIP CODE AND COUNTY TABLE BELOW)
--------------------------------------------------------------------------------
COUNTY            ZIP CODES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  o   GENTIVA CARECENTRIX PROVIDER APPLICATION
                           SECTION I. PROVIDER PROFILE
                      ACCREDITATION/CERTIFICATION/LICENSURE

ACCREDITATION SUMMARY (Attach copy of current full accreditation summary report and result of any focus surveys)

CHECK ALL ACCREDITATIONS THAT YOUR ORGANIZATION CURRENTLY HOLDS:
[ ] JCAHO   [ ] CHAP   [ ] CARF   OTHER _______________________(SPECIFY)_______

Accreditation No._________________Grid Score (if applicable)_________________%

ACCREDITATION DECISION CATEGORY
[ ] Commendation   [ ] Accreditation type 1   [ ] Conditional   [ ] Pending*
[ ] Scheduled*     [ ] Planned*
*___________indicate date

INDICATE DATES OF CURRENT ACCREDITATION PERIOD:_____ /_____ to _____/_____
                                                 m      y        m     y

INDICATE EFFECTIVE DATES OF LAST ACCREDITATION PERIOD:_____/_____ to _____/_____
                                                        m     y        m     y

LIST ALL SERVICES FOR WHICH ACCREDITATION HAS BEEN AWARDED:
[ ] Clinical respiratory   [ ] Home health            [ ] Personal care/support
[ ] Rehabilitation         [ ] Equipment management   [ ] Hospice
[ ] Pharmacy               [ ] Other____________

INDICATE THE NUMBER OF TYPE I RECOMMENDATIONS RECEIVED FOR MOST CURRENT ACCREDITATION:_______________

HAVE ALL TYPE 1 RECOMMENDATIONS BEEN RESOLVED TO THE SATISFACTION OF THE APPROPRIATE ACCREDITING BODY?
          [ ] Yes   [ ] No IF NO, ATTACH COPY OF ACTION PLAN TO RESOLVE

CERTIFICATION SUMMARY (Attach copy of most recent Medicare/Medicaid Certification survey reports [where required])

Medicare A Provider #____________________    Effective Date_____________________
Medicare B Provider #____________________    Effective Date_____________________
Medicaid Provider #______________________    Effective Date_____________________
Other____________________________________    Effective Date_____________________

LICENSURE SUMMARY (Attach copy of most recent license survey reports [where applicable])

LIST ALL LICENSE NUMBER(S) (AS APPLICABLE):
DEA______________________________________    Respiratory________________________
Pharmacy_________________________________    State Business_____________________
HHA/Nursing______________________________    Other______________________________
HME______________________________________    Other______________________________

INSURANCE SUMMARY (Attach copy of insurance certificate)
                        CARRIER NAME                  COVERAGE LIMITS

General Liability________________________    ___________________________________
Medical Malpractice______________________    ___________________________________
Employer's Liability_____________________    ___________________________________
Automobile Liability_____________________    ___________________________________

PROVIDE MONTHLY AVERAGE ACTIVE PATIENT STATISTICS FOR EACH LINE ITEM LISTED UNDER EACH SERVICE TYPE. IF
<1, ENTER 0:

                    A. PATIENT & SUB-SPECIALTY/PRODUCT CENSUS
--------------------------------------------------------------------------------------------------------
                                   HOME RESPIRATORY                         HOME MEDICAL
     INFUSION THERAPY                   THERAPY                              EQUIPMENT
      AVG. CASE LOAD                AVG. CASE LOAD                         AVG. CASE LOAD
# pts                      # pts                                       # pts
--------------------------------------------------------------------------------------------------------
Anti-infective             Oxygen                                      Wheelchairs
--------------------------------------------------------------------------------------------------------
Pain management            Aerosol medications                         Ambulatory Aids
--------------------------------------------------------------------------------------------------------
Chemotherapy               Apnea Monitor                               CPM
--------------------------------------------------------------------------------------------------------
TPN                        Ventilator                                  Orthotics
--------------------------------------------------------------------------------------------------------
Enteral                    CPAP, BIPAP, BIPAP S/T                      Prosthetics
--------------------------------------------------------------------------------------------------------
Hydration                  Trach Care                                  Multiple HME
--------------------------------------------------------------------------------------------------------
IV Cath Access Only        Clinical Monitoring/Assessment              Phototherapy
--------------------------------------------------------------------------------------------------------
Deferoxamine               RT Testing (Sleep Studies, etc.)            Custom Equipment
--------------------------------------------------------------------------------------------------------
IVIG                       Supplies Only                               Supplies Only
--------------------------------------------------------------------------------------------------------
Steroid                    Concentrator                                Beds
--------------------------------------------------------------------------------------------------------
Hemophil Factors           REHABILITATION                              HOSPICE
--------------------------------------------------------------------------------------------------------
Dobutamine                 AVG. CASE LOAD                     # PTS    AVG. CASE LOAD            # PTS
--------------------------------------------------------------------------------------------------------
Ceredase/cerezyme          Amputations                                 Cancer
--------------------------------------------------------------------------------------------------------
Colony stimulating factor  Burn injuries                               HIV
--------------------------------------------------------------------------------------------------------
Interferon                 Cardiac                                     Other (specify)
--------------------------------------------------------------------------------------------------------
Growth Hormone             Complex orthopedics                         Other (specify)
--------------------------------------------------------------------------------------------------------
Multiple Therapy           Joint replacements                          WOMEN'S HEALTH
--------------------------------------------------------------------------------------------------------
Nursing Only               Neuromuscular diseases                      AVG. CASE LOAD            # PTS
--------------------------------------------------------------------------------------------------------
Pediatric Infusion         Spinal cord injuries                        High Risk OB - Level I
--------------------------------------------------------------------------------------------------------
Other (specify)            Strokes                                     High Risk OB - Level 2
--------------------------------------------------------------------------------------------------------
                           Traumatic brain injuries                    High Risk OB - Level 3
--------------------------------------------------------------------------------------------------------
                           Pediatrics                                  Low Risk OB
--------------------------------------------------------------------------------------------------------
                           Adults                                      HUAM
--------------------------------------------------------------------------------------------------------
                           Other (specify)                             Prenatal Education
--------------------------------------------------------------------------------------------------------

INDICATE NUMBERS AND TYPES OF NON-ADMINISTRATIVE PERSONNEL (DO NOT WRITE IN SHADED AREAS):

                    B. FULL TIME EQUIVALENTS BY SERVICE TYPE
----------------------------------------------------------------------------------
  CAREGIVER TYPE    INFUSION    HOME HEALTH    REHAB    PEDI/NEONATE    WOMEN SVCS
----------------------------------------------------------------------------------
EXAMPLE                1             8           2           2              2
----------------------------------------------------------------------------------
RN
----------------------------------------------------------------------------------
HIGH TECH RN
----------------------------------------------------------------------------------
LPN/LVN
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
HHA/PCW
----------------------------------------------------------------------------------
HOMEMAKER/COMP
----------------------------------------------------------------------------------
PHARMACIST
----------------------------------------------------------------------------------
PHARM. TECH
----------------------------------------------------------------------------------
PT
----------------------------------------------------------------------------------
SLP
----------------------------------------------------------------------------------
OT
----------------------------------------------------------------------------------
REHAB PARAPROF
----------------------------------------------------------------------------------
RESP. THERAPIST
----------------------------------------------------------------------------------
MSW
----------------------------------------------------------------------------------
TECHNICIAN
----------------------------------------------------------------------------------
OTHER:
==================================================================================
TOTAL
----------------------------------------------------------------------------------

INDICATE MONTHLY AVERAGE HOURS AND/OR VISITS FOR PAST TWO (2) MONTHS:

                          C. HOURS/VISITS CENSUS BY SERVICE TYPE                             TOTAL
---------------------------------------------------------------------------------------------------
  CAREGIVER TYPE    V/H    INFUSION    ADULT/GERI    REHAB    PEDI/NEONATE    WOMEN SVCS    MO. AVG
---------------------------------------------------------------------------------------------------
EXAMPLE:  RN        VST      50           77           22         28              24          201*
---------------------------------------------------------------------------------------------------
                    HRS       -          640            -        320               -          960
===================================================================================================
RN                  HRS
---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------
HIGH TECH RN        HRS
---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------
LPN/VN              HRS
---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------
PT                  HRS
---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------
SLP                 HRS
---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------
OT                  HRS
---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------
Resp. Therapist     HRS
---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------
CRTT                HRS
---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------
MSW                 HRS
---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------
HHA/PCW             HRS
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------
HOMEMAKER           HRS
---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------
COMPANION           HRS
---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------
OTHER               HRS
---------------------------------------------------------------------------------------------------
                    VST
---------------------------------------------------------------------------------------------------

      Visit definition: Procedure - specific care rendered in increments that usually do not exceed two hours.

      Hour's definition: Care rendered in blocks of time comprising no less than four (4) continuous hours.

      *Note: For the purpose of completing the table above, DO NOT convert hours to visits or visits to hours. Also make certain that your numbers are non-duplicative. For example, if you have a geriatric infusion

         Visit count the visit as EITHER geriatric OR infusion not both.

                  o   GENTIVA CARECENTRIX PROVIDER APPLICATION
                       SECTION II. PROVIDER QUALIFICATIONS

                                                        INFUSION      HOME HEALTH     CLINICAL         HOME
                                                        SERVICES     AGENCY/REHAB/   RESPIRATORY     MEDICAL
                                                        PROVIDER      THERAPY CO.     PROVIDER      EQUIPMENT
          MANAGEMENT AND ORGANIZATION                   Y   N  N/A     Y   N  N/A     Y   N  N/A    Y   N  N/A

1. Does your organization maintain bylaws,             [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
charter, articles of incorporation or constitution
that delineate legal authority and responsibility?

2. Do you maintain written agreements to define        [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
the nature and scope of services provided if
subcontracting patient services to other
providers? Respond N/A if not using formally
subcontracted or informally referred patient
services.

o   Is your organization in compliance with state      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
    and federal employment laws?

4. Has your organization or any employee in your       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
organization ever been involved in any malpractice
suits or decisions? If yes, explain.

o   Has your organization been involved in any         [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
    sanctions, investigations, or limitations of
    any kind imposed by any health care
    institution, professional health care society,
    Medicare, Medicaid, accrediting organization,
    managed care organization Better Business
    Bureau or regulatory authority within the past
    two years and/or have any complaints been
    filed with such institutions, societies, or
    authorities about your organization within the
    past two years? If yes, explain on a separate
    sheet of paper and label your response VIII.5.

                  o   GENTIVA CARECENTRIX PROVIDER APPLICATION
                       SECTION II. PROVIDER QUALIFICATIONS

                                                        INFUSION      HOME HEALTH     CLINICAL         HOME
                                                        SERVICES     AGENCY/REHAB/   RESPIRATORY     MEDICAL
                                                        PROVIDER      THERAPY CO.     PROVIDER      EQUIPMENT
      MANAGEMENT AND ORGANIZATION CONTINUED             Y   N  N/A     Y   N  N/A     Y   N  N/A    Y   N  N/A

6. Has your organization's license to practice or      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
do business, or your participation in Medicare,
Medicaid, or any managed care organization ever
been suspended, revoked, modified or terminated?
If yes, explain and label your response as VIII.6.

7. Has your organization or any of its employees,      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
owners, directors or officers ever been named as a
defendant in a criminal action or civil false
claims action in the past two years? If yes,
explain and label your response as VIII.7.

                QUALITY IMPROVEMENT

8. Do you have a written quality improvement           [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
program that is consistent with JCAHO/CHAP/CARF
standards? Attach a current copy of the program
and its results.

9. Do you include a budget line for quality            [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
improvement activities?

10. Do you monitor indicators for each service         [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
type you provide, e.g. infusion, home health, HME,
respiratory therapy?

11. Do you track compliance with QI indicators,        [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
utilize action plans to follow-up with problems
and implement changes as needed to improve
performance?

12. Do you track problems, interventions and           [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
resolution of issues apart from QI indicator
monitoring using incident reports and/or problem
logs?

                  o   GENTIVA CARECENTRIX PROVIDER APPLICATION
                       SECTION II. PROVIDER QUALIFICATIONS

                                                        INFUSION      HOME HEALTH     CLINICAL         HOME
                                                        SERVICES     AGENCY/REHAB/   RESPIRATORY     MEDICAL
                                                        PROVIDER      THERAPY CO.     PROVIDER      EQUIPMENT
         QUALITY IMPROVEMENT CONTINUED                  Y   N  N/A     Y   N  N/A     Y   N  N/A    Y   N  N/A

13. Do you have a formal client satisfaction           [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
survey process? Attach a copy of the survey and
results for the past 12 months.

             EQUIPMENT MANAGEMENT                     FOR IV PUMPS

14. Do you have a designated "dirty area" for          [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
storage of contaminated, reusable equipment?

15. Do you maintain functionally separate "clean"      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
and "dirty" areas?

16. Can you produce documentation that routine         [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
maintenance is performed/completed for all owned,
leased and rented equipment?

17. Is back up equipment available to promote          [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
uninterrupted service capability? Specify the type
of back up equipment provided to patient.

18. Is all equipment recalibrated, cleaned and         [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
certified by a certified biomedical company or
employed manufacturers' certified technician per
manufacturers' recommendations? Name the
certification firm or technician used.

19. Are written reports submitted at least TWICE       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
YEARLY to the FDA for any illness, injury or death
related to any product or equipment?

                  o   GENTIVA CARECENTRIX PROVIDER APPLICATION
                       SECTION II. PROVIDER QUALIFICATIONS

                                                        INFUSION      HOME HEALTH     CLINICAL         HOME
                                                        SERVICES     AGENCY/REHAB/   RESPIRATORY     MEDICAL
                                                        PROVIDER      THERAPY CO.     PROVIDER      EQUIPMENT
            INFECTION/EXPOSURE CONTROL
           SAFETY/HAZARD COMMUNICATION                  Y   N  N/A     Y   N  N/A     Y   N  N/A    Y   N  N/A

20. Do you have a designated infection control         [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
coordinator?

21. Do you have a designated safety coordinator?       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]

22. Do you comply with all OSHA, DOT and FDA           [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
standards for hazardous materials management,
transport and disposal?

23. Is a waste container provided to every             [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
patient, when appropriate, e.g., Sharps,
infectious, chemotherapy?

24. Are universal precautions practiced by all         [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
applicable staff to decrease exposure to risk?

25. Do you document follow up to blood borne           [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
pathogen exposure?

26. Are infection rates tracked and reported?          [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
Attach report for the past twelve (12) months.

                    OPERATIONS

27. Specify your usual service/product delivery        ______hours   _______hours    ______hours   ______hours
time once your organization receives benefit
confirmation or coverage authorization and
confirmed physician orders?

28. Do you track turn around time as part of your      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
performance improvement program?

                   o  GENTIVA CARECENTIX PROVIDER APPLICATION
                       SECTION II. PROVIDER QUALIFICATIONS

                                                        INFUSION      HOME HEALTH     CLINICAL         HOME
                                                        SERVICES     AGENCY/REHAB/   RESPIRATORY     MEDICAL
                                                        PROVIDER      THERAPY CO.     PROVIDER      EQUIPMENT
               OPERATIONS CONTINUED                     Y   N  N/A     Y   N  N/A     Y   N  N/A    Y   N  N/A

29. Do you provide 24-hour answering service?          [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]

30. Are you capable of processing a referral           [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
during non-business hours?

31. Check all staff types available on-call 24         [ ]RPH         [ ]RN          [ ]RN         [ ]Tech
hours a day, 7 days a week. Attach others on a         [ ]RN          [ ]HHA         [ ]Driver     [ ]Driver
separate sheet of paper.                               [ ]Driver      [ ]LP/VN       [ ]RT
                                                                                     [ ]CRTT

32. Is all patient information, including schedule     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
boards, out of public view, but accessible to all
applicable personnel?

33. Is there a private area available for patient      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
related telephone calls?

34. Is patient/caregiver education provided and        [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
documented in the medical record?

35. Do you have documentation of interdisciplinary     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
communication based on patient's clinical status?

36. Are periodic patient assessments performed and     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
communicated to the physician?

37. Do you have an Emergency Preparedness Plan         [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
specific to your locale and service types that all
personnel understand and can implement if
required?

                  o  GENTIVA CARECENTRIX PROVIDER APPLICATION
                       SECTION II. PROVIDER QUALIFICATIONS

                                                        INFUSION      HOME HEALTH     CLINICAL         HOME
                                                        SERVICES     AGENCY/REHAB/   RESPIRATORY     MEDICAL
                                                        PROVIDER      THERAPY CO.     PROVIDER      EQUIPMENT
               OPERATIONS CONTINUED                     Y   N  N/A     Y   N  N/A     Y   N  N/A    Y   N  N/A

38. Have you ever used your Emergency Preparedness     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
Plan?

39. Do you have an inventory control process to        [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
manage the utilization of medication, supplies and
equipment?

40. Is a current technical and medical reference       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
library maintained to support the services,
medications, supplies and/or equipment provided to
patients?

41. Do you provide delivery service when required?     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]

                  PATIENT RECORDS

42. Are patient records maintained for all             [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
patients and all services rendered?

43. Do you document multi-disciplinary care            [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
conferences and care coordination with other
providers?

44. Do you document the drug and food allergy          [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
status on all patients?

45. Do you develop and maintain a                      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
care/treatment/service plan for all patients?

46. Do you maintain a complete medication profile      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
for every patient?

                  o   GENTIVA CARECENTRIX PROVIDER APPLICATION
                       SECTION II. PROVIDER QUALIFICATIONS

                                                        INFUSION      HOME HEALTH     CLINICAL         HOME
                                                        SERVICES     AGENCY/REHAB/   RESPIRATORY     MEDICAL
                                                        PROVIDER      THERAPY CO.     PROVIDER      EQUIPMENT
             PATIENT RECORDS CONTINUED                  Y   N  N/A     Y   N  N/A     Y   N  N/A    Y   N  N/A

47. Do you maintain a drug-monitoring plan and         [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
drug related problem list?

48. Do you maintain a copy of written patient          [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
discharge instructions in closed medical records
when appropriate for patients with ongoing health
care or psychosocial needs?

49. Do you conduct patient record reviews as part      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
of your operations and clinical quality assessment
process?

50. Do you have physician orders or prescriptions      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
for each patient and for all services and products
provided?

                PERSONNEL PRACTICES

51. Do you maintain current written position           [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
descriptions for all employees?

52. Do you have written personnel                      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
policies/procedures, e.g., employee handbook?

53. Do you maintain current and complete personnel     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
records for owners and staff?

54. Do all personnel files include signed              [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
acknowledgement of a written confidentiality and
conflict of interest policy?

                  o   GENTIVA CARECENTRIX PROVIDER APPLICATION
                       SECTION II. PROVIDER QUALIFICATIONS

                                                        INFUSION      HOME HEALTH     CLINICAL         HOME
                                                        SERVICES     AGENCY/REHAB/   RESPIRATORY     MEDICAL
                                                        PROVIDER      THERAPY CO.     PROVIDER      EQUIPMENT
           PERSONNEL PRACTICES CONTINUED                Y   N  N/A     Y   N  N/A     Y   N  N/A    Y   N  N/A

55. Do you maintain documentation of employee          [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
training and orientation?

o   Do you check and document applicant                [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
    employment history and references?

57. Do you conduct and document job specific           [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
performance evaluations?

58. Do you verify and document, and can you            [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
provide upon request, all appropriate licenses or
certifications as required for each specific
job/profession?

59. Do you maintain documentation of                   [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
qualifications to perform specific job
responsibilities, e.g., discipline-specific SKILLS
CHECKLIST?

60. Do you maintain and document a staff               [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
in-service program that teaches and/or reinforces
operational standards, patient and staff safety,
and technological and/or clinical practices
updates? Attach sample in-service calendar for
past year.

61. Do you maintain results of annual TB skin          [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
tests or chest X-rays for all employees having
patient contact? Note: More frequent testing may
be required by new OSHA guidelines.

62. Do you document proof of continuing education      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
related to employees' specialty?

                  o   GENTIVA CARECENTRIX PROVIDER APPLICATION
                       SECTION II. PROVIDER QUALIFICATIONS

                                                        INFUSION      HOME HEALTH     CLINICAL         HOME
                                                        SERVICES     AGENCY/REHAB/   RESPIRATORY     MEDICAL
                                                        PROVIDER      THERAPY CO.     PROVIDER      EQUIPMENT
           PERSONNEL PRACTICES CONTINUED                Y   N  N/A     Y   N  N/A     Y   N  N/A    Y   N  N/A

o   Do you maintain proof of hepatitis                 [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
    immunization (or Hepatitis B Vaccine
    Declination) for all staff responsible for
    Category 1 procedures?

64. Can you verify and provide upon request,           [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
documentation of CPR certification as required for
each specific job?

65. Identify classifications of employees required     [ ]RPH         [ ]RN          [ ]RN         [ ]Tech
to maintain CPR certification. Attach others on a      [ ]RN          [ ]HHA         [ ]Driver     [ ]Driver
separate sheet of paper.                               [ ]Driver      [ ]LP/VN       [ ]RT
                                                                                     [ ]CRTT

66. Do you verify possession of a current driver's     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
license and automobile insurance coverage for all
appropriate employees?

67. Do you have a completed I-9 Immigration form       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
for every applicable employee?

68. Do you maintain and can you provide                [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
documentation of employees' health
status/examinations where required by state or
local regulations?

69. Are your personnel practices consistent with       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
an Equal Employment Opportunity and Affirmative
Action philosophy?

           PHARMACY COMPOUNDING SERVICES

70. Are your parenteral compounding policies and       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
practices consistent with applicable JCAHO, CHAP,
ASHP and USP standards?

71. Are all IV admixtures done in a laminar flow       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
hood?

                  o   GENTIVA CARECENTRIX PROVIDER APPLICATION
                       SECTION II. PROVIDER QUALIFICATIONS

                                                        INFUSION      HOME HEALTH     CLINICAL         HOME
                                                        SERVICES     AGENCY/REHAB/   RESPIRATORY     MEDICAL
                                                        PROVIDER      THERAPY CO.     PROVIDER      EQUIPMENT
      PHARMACY COMPOUNDING SERVICES CONTINUED           Y   N  N/A     Y   N  N/A     Y   N  N/A    Y   N  N/A

o   Are all IV admixtures done in a class 100          [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
    clean room/environment?

73. Are only IV compounding supplies stored near       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
the hood or in the clear room?

74. Is corrugated cardboard stored outside of hood     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
room?

75. Are chemotherapy drugs stored separately from      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
other drugs?

o   Are maintenance logs completed for all             [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
    hood(s), refrigerator/freezer(s) and
    incubator(s)?

77. Is your horizontal laminar hood certified at       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
least annually?

78. Are laminar hood pre-filter inspections done       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
at least every 60 days?

79. Are all biohazard medications compounded in a      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
biological safety cabinet? If you do not provide
chemotherapy, respond N/A to question 79 and 80.

80. Is your biological safety cabinet certified at     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
least every six months?

81. Is a batch quality assurance process part of       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
the pharmacy quality control program?

                  o   GENTIVA CARECENTRIX PROVIDER APPLICATION
                       SECTION II. PROVIDER QUALIFICATIONS

                                                        INFUSION      HOME HEALTH     CLINICAL         HOME
                                                        SERVICES     AGENCY/REHAB/   RESPIRATORY     MEDICAL
                                                        PROVIDER      THERAPY CO.     PROVIDER      EQUIPMENT
      PHARMACY COMPOUNDING SERVICES CONTINUED           Y   N  N/A     Y   N  N/A     Y   N  N/A    Y   N  N/A

82. Are lot numbers of all pharmaceutical products     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
recorded for each dispensing?

83. Is a drug recall management process                [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
established?

84. Are written compounding instructions used for      [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
all admixtures?

o   Is a Controlled Substance Delivery and             [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
    Disposal process in place for all patients
    receiving these drugs?

86. Does a pharmacist verify every verbal              [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
prescription PRIOR to dispensing?

87. Is there a pharmacist responsible for              [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
selection and supervision of all technical
personnel?

88. Does a pharmacist screen each medication order     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
for potential adverse effects or interactions with
other medications on the complete patient profile?

                  [ ] GENTIVA CARECENTIRX PROVIDER APPLICATION
                       SECTION II. PROVIDER QUALIFICATIONS

                                                        INFUSION      HOME HEALTH     CLINICAL         HOME
                                                        SERVICES     AGENCY/REHAB/   RESPIRATORY     MEDICAL
                                                        PROVIDER      THERAPY CO.     PROVIDER      EQUIPMENT

           DATA COLLECTION CAPABILITIES                 Y   N  N/A     Y   N  N/A     Y   N  N/A    Y   N  N/A

DO YOU HAVE THE CAPABILITY TO CAPTURE AND REPORT
THE FOLLOWING DATA?

89.   Authorization number                             [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
90.   Patient name                                     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
91.   Payer patient ID number                          [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
92.   Group number                                     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
93.   Date of service                                  [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
94.   CPT-4 and HCPCS Codes                            [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
95.   Charge to Gentiva NetWORKS                       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
96.   Usual charge                                     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
97.   Service provided                                 [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
98.   Service description                              [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
99.   Visits provided by discipline                    [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
100.  Total visits provided                            [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
101.  Drug provided, including NDC number              [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
102.  Equipment provided, sorted by patient            [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
      category
103.  Equipment provided, sorted by equipment          [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
      category
104.  Equipment utilization duration                   [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
105.  Equipment description                            [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
106.  Referring physician name                         [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
107.  Referring physician license number               [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
108.  Referring facility                               [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
109.  Place of service                                 [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]
                                                       [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]   [ ] [ ] [ ]

IX.   AUTHORIZATION AND CERTIFICATION STATEMENTS

      The applicant authorizes Gentiva CareCentrix or its representative to:

      1. Consult with any third party who may have information regarding the applicant's professional qualifications, credentials, clinical or service delivery competence or any other matters reasonably having a bearing on the applicant's satisfactory performance.

      2. Inspect or obtain any and all communications, reports, records, statements, documents, recommendations or disclosures including without limitation that relating to credit history or financial standing by or from third parties that may be relevant to determining applicant's qualification or performance.

      3. Review historical claims information with data specific to the applicant's utilization patterns and compare the applicant's information with that of its peers,

      4. Release said information, as indicated above in numbers 1, 2 and 3, to payers, hospitals, other healthcare providers and their agents who solicit such information for the purpose of evaluating network qualifications.

      5. Conduct site visits at the applicant's site to determine the adequacy of facilities, office/branch procedures and related compliance to network standards, and

      6. Obtain information from the applicant's present and past professional liability insurance carrier(s).

Upon Gentiva CareCentrix request, the applicant authorizes the release of all communications, reports, records, statements, documents, recommendations or disclosures by or from all third parties as may be relevant to the network and/or its representatives to determine competency.

The applicant certifies that the facts in all parts of this completed application are accurate and complete to the best of the applicant's knowledge and understands that if approved as a Network provider, falsified statements and/or responses on this application may be grounds for dismissal, contract termination and/or other legal action if indicated. (The applicant certifies that an authorized representative of the applying organization has read and understands the accompanying provider credentialing conditions of review.)

THE APPLICANT AND GENTIVA CARECENTRIX MUTUALLY AGREE THAT THE APPLICATION INFORMATION AND MATERIALS BEING RECEIVED BY EITHER PARTY ARE CONFIDENTIAL AND ARE INTENDED FOR USE ONLY AS EXPLICITLY STATED. ANY OTHER USE OF INFORMATION AND MATERIALS BY EITHER PARTY IS EXPRESSLY PROHIBITED.

------------------------------------                         -------------------
Authorized Applicant Representative (Typed or Printed)           Title

------------------------------------                         -------------------
       Authorized Signature                                      Date

X.    GENTIVA CARECENTIRX PROVIDER APPLICATION
      DOCUMENT TRANSMITTAL

NOTE: APPLICATIONS THAT DO NOT INCLUDE EVERY ITEM LISTED BELOW WILL BE REJECTED.

o     Copy of State License/Certification and/or Inspection Report (CHECK TYPE)

            [ ]Pharmacy               [ ]HHA/Nursing             [ ]Manufacturer
            [ ]Distributor            [ ]Medical Equipment       [ ]Medicare
            [ ]Wholesaler and Inspection Report                  [ ]Other

o     Copy of Federal Registration/License (CHECK TYPE):

            [ ]DEA                    [ ]Wholesaler
            [ ]Manufacturer           [ ]Other

o Copy of most recent Accreditation, including all reports, summaries recommendations and grid score letter (CHECK TYPE):

            [ ]JCAHO [ ]CARF  [ ]NONE
            [ ]CHAP  [ ]OTHER:_______________________________________

o Copy of current general and professional liability insurance certificate.

o Summary of quality improvement program key indicators and quality improvement results measuring indicators for past two years.

o     Copy of one full year of client satisfaction survey results.

o     Document describing all litigation; assignment of business;
      investigations of business or any directors, officers or employees; suspension, revocation or limitation of any license, certificates, provider status.

o     Copy of your organization's patient consent form and/or service agreement.

o Any and all documents providing additional explanations as requested for of the provider qualifications (if applicable).

o     Completed Gentiva CareCentirx Provider Application.

o     Signed Gentiva CareCentrix Provider Agreement.

o     Signed Gentiva CareCentrix authorization and certification statement.

       REFERENCES:
1. o  Dunn & Bradstreet report or audited financial statement
   o  Name, address, telephone number and contact name of 2 vendors
   o  Name, address, telephone number and contact name of 1 payor
   o  Name and address of 1 bank
   o  Name, address, telephone number and contact name of 2 referral sources
   o  Name of largest account by dollar volume

                                   EXHIBIT XX

                            CONFIDENTIALITY AGREEMENT

CIGNA understands that as part of its relationship with MCA as reflected in a Managed Care Alliance Agreement dated __________, 2003 (the "Provider Agreement"), it may be granted access to certain confidential information, including protected health information, created and/or maintained by MCA. As a condition of CIGNA's relationship with MCA, CIGNA agrees that all information it obtains during the course of its relationship with MCA is strictly confidential, and CIGNA agrees to handle such information in accordance with the following requirements unless provided otherwise in the Provider Agreement.

      1. NONDISCLOSURE/NONUSE. CIGNA agrees to treat all highly sensitive, confidential and proprietary information, communications, and data pertaining to MCA and/or MCA's patients, including, but not limited to, clinical and patient confidential and/or private information (i.e. diagnoses and treatments) ("Protected Health Information"), claim and payment information, and pricing and costs, (collectively, "Confidential Information"), which may be disclosed to, received and/or accessed by CIGNA, as confidential. No Confidential Information will be disclosed directly or indirectly to any other person without first obtaining the written consent of MCA.

      2. DISCLOSURE TO CERTAIN PARTIES. CIGNA may, however, disclose and/or permit access to certain Confidential Information to those persons directly under CIGNA's control on a "need to know" basis, provided that all such persons will be directed and required to maintain the Confidential Information in confidence at all times, and to sign a Confidentiality and Security Agreement prior to accessing the Confidential Information. CIGNA agrees to indemnify and hold harmless MCA from and against any claim or loss sustained by MCA as a result of the unauthorized release or use of the Confidential Information by any such person.

      3. COPYING CONFIDENTIAL INFORMATION. CIGNA will not make, or permit to be made, except for the purposes agreed upon, any copies, abstracts, or summaries of Confidential Information. MCA will retain title to all such documents and copies thereof.

      4. SAFEGUARD. CIGNA agrees to take all reasonable precautions including the establishment of appropriate security controls and procedures, protection programs and protocols and disciplines to safeguard the confidential nature of the Confidential Information; provided, however, CIGNA will not be liable for disclosure of such information that:

            A. has passed into the public domain through no act or omission of CIGNA;

            B. is lawfully received by CIGNA from a third party under no obligation to keep such information confidential;

            C. is required to be disclosed by CIGNA pursuant to an order issued by a court of law or any federal, state or municipal regulatory or administrative agency;

            D. was in the possession of CIGNA prior to the date of this Agreement as evidenced by written records kept in the ordinary course of business by CIGNA or by proof of actual use of CIGNA.

In the event of disclosure as required by law, CIGNA will notify MCA promptly so that MCA may seek a protective order or other appropriate remedy, and CIGNA will not oppose action by MCA to obtain any such order or remedy.

      5. INJUNCTION. CIGNA acknowledges that failure to comply with the provisions of this Agreement would cause irreparable harm to MCA and that MCA's remedy at law for such breach would be inadequate. CIGNA agrees that if there is any material or threatened breach, MCA may, in addition to any other legal or equitable remedies available to it, obtain an injunction or restraining order to enjoin CIGNA from the breach or threatened breach of such covenants, without need to post bond.

      6. ATTORNEY'S FEES. In the event MCA finds it necessary to employ legal counsel or to bring an action at law or other proceedings against CIGNA to enforce any of the terms, covenants, or conditions of this Agreement, and MCA prevails in any such action or other proceeding, MCA will be paid all reasonable attorney's fees by CIGNA. In the event a judgment is secured by the prevailing party, all attorney's fees, as determined by the court and not by a jury, will be included in any such judgement.

      7. APPLICABLE LAW. This Agreement and the rights of the parties hereto will be governed and construed in accordance with the laws of the state of New York.

      8. COMPLIANCE WITH HIPAA. In addition, to the extent required by the provisions of 42 U.S.C. 1171 et seq. enacted by the Health Insurance Portability and Accountability Act of 1996 and regulations promulgated thereunder ("HIPAA"), CIGNA does hereby assure MCA that CIGNA will appropriately safeguard protected health information made available to or obtained by CIGNA. Without limiting the obligations of CIGNA otherwise set forth in this Agreement or imposed by applicable law, CIGNA hereby agrees to comply with applicable requirements of law relating to Protected Health Information to the extent MCA would be required to comply with such requirements.

      9. AMENDMENT; WAIVER. This Agreement may not be amended except by written form signed by duly authorized representatives of both parties and specifically stating that it amends this Agreement and MCA will not be deemed to have waived any term or provision of this Agreement unless such waiver will be in writing signed by a duly authorized representative of MCA and specifically stating that it waives such term or provision. No failure or delay by MCA in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial waiver preclude any further exercise thereof or of any other right hereunder.

      10. BINDING EFFECT. This Agreement will inure to the benefit of, and will be binding upon, the parties and their respective successors and assigns.

CIGNA has acknowledged its understanding of and agreement to the mutual promises written above by executing this Agreement.

CIGNA HEALTH CORPORATION

By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------
Date:
      --------------------------------

                                   EXHIBIT XXI
                            CIGNA NATIONAL CAPITATION
                              HMO MARKET EXCLUSIONS

      CIGNA HEALTHCARE MEMBERS ENROLLED IN MANAGED CARE PRODUCTS (CHMO, FLEX, AND GATEKEEPER ) IN THE CIGNA HEALTHCARE AFFILIATE MARKETS LISTED BELOW, ARE EXCLUDED FROM THE TERMS AND CONDITIONS OF THIS AGREEMENT:

                  CIGNA HealthCare of Massachusetts, Inc.
                  CIGNA HealthCare of Maine, Inc.
                  CIGNA HealthCare of North Carolina, Inc.
                  CIGNA HealthCare of New Hampshire, Inc.
                  CIGNA HealthCare of California, Inc. (Southern California Markets only)

                                  EXHIBIT XXII
                           STANDARDS FOR DELEGATION OF
                        UTILIZATION MANAGEMENT ACTIVITIES
         FOR CIGNA HEALTHCARE OF TEXAS, INC. ("CIGNA") (THE "STANDARDS")

      [Any and all capitalized terms not defined herein shall have the same meaning as in the managed care provider agreement between CIGNA and the delegatee (the Agreement).]

1. The delegatee shall be subject to a pre-delegation site review and evaluation of its utilization management program ("UM Program") for all delegated activities.

2. The delegatee shall maintain a written UM Program description which includes:

      A. a description of delegatee's 1) policies/procedures to evaluate Medical Necessity, 2) use of nationally recognized and locally approved criteria and information sources; and 3) process to review and approve services;

      B. a description of delegatee's mechanism to periodically update the UM Program description and the UM Program's policies and procedures;

      C. documented evidence of approval of the delegatee's UM Program by the delegatee's appropriate body of governance;

      D. a description of the roles and functions of delegatee's UM Program to include a definition of the roles and responsibilities of delegatee's UM Program staff;

      E. evidence demonstrating a utilization management work plan which responds to identified opportunities for improvement and action steps, as well as a process for, and evidence of, an annual evaluation of the UM Program.

            The delegatee shall provide annual reports as specified: (i) UM Program Description and Work Plan by March 31st of the current year.
            (ii) A written evaluation of delegatee's UM program for the previous year by March 31st of the current year.

      F.    a description which specifically addresses behavioral health care;
            and

      G. a description of the transition process when benefits end or a practitioner's participation in the network terminates.

3. The delegatee's UM Program must have been operational for at least the 12-month period preceding the effective date of the delegation.

4. The delegatee's UM Program shall at a minimum comply in all respects with the requirements of an appropriate accrediting body designated by CIGNA (i.e. NCQA, JCAHO, etc.), the requirements established by CIGNA herein and in the Agreement and the requirements of applicable federal and state laws and regulations. The delegatee shall maintain all applicable licensures and certifications required to perform the delegated utilization management activities. The delegatee shall maintain appropriate records with respect to all utilization management activities for the duration of the Agreement and seven years thereafter.

5. The delegatee shall maintain adequate professional liability coverage as determined by CIGNA The delegatee shall not subcontract any of its utilization management responsibilities under its agreement with CIGNA unless otherwise agreed in writing by CIGNA. Any subcontractor approved by CIGNA shall be required to agree in writing to comply with all standards applicable to delegatee with regard to the subcontracted services.

6. The delegatee shall provide CIGNA with a copy of its written UM Program description upon request. Such UM Program description shall be submitted to CIGNA for review and approval prior to the effective date of the delegation and annually thereafter and shall not be materially modified without CIGNA's prior written approval.

7. The role of the Delegatee and its subcontractors is limited to performing certain UM activities delegated by CIGNA using standards approved by CIGNA, and which are in compliance with applicable federal and state laws and regulations. Delegatee hereby agrees to perform those UM activities identified by an "X" in the "Delegatee" column below and understands and acknowledges that its performance of such delegated UM activities is subject to CIGNA's oversight and monitoring.

          UM ACTIVITIES                         DELEGATEE            CIGNA
--------------------------------------------------------------------------------
Medical Policy Adoption of Criteria          X                 X
--------------------------------------------------------------------------------
Precertification - Inpatient Approvals                         X
--------------------------------------------------------------------------------
Precertification - Inpatient Denials                           X
--------------------------------------------------------------------------------
Precertification - Outpatient Approvals      X
--------------------------------------------------------------------------------
Precertification - Outpatient Denials                          X
--------------------------------------------------------------------------------
Concurrent Review*- Approvals                                  X
--------------------------------------------------------------------------------
Concurrent Review*- Denials                                    X
--------------------------------------------------------------------------------
Discharge Planning                                             X
--------------------------------------------------------------------------------
Retrospective - Inpatient Approvals                            X
--------------------------------------------------------------------------------
Retrospective - Outpatient Approvals                           X
--------------------------------------------------------------------------------
Retrospective - Outpatient Denials                             X
--------------------------------------------------------------------------------
Referral Management - Approvals                                X
--------------------------------------------------------------------------------
Referral Management - Denials                                  X
--------------------------------------------------------------------------------
Out-of-Area Management                                         X
--------------------------------------------------------------------------------
Case Management* - Approvals                                   X
--------------------------------------------------------------------------------
Case Management* - Denials                                     X
--------------------------------------------------------------------------------
Disease Management                                                     X
--------------------------------------------------------------------------------
Denials Benefit Coverage                                               X
--------------------------------------------------------------------------------
Appeals - First Level                                                  X
--------------------------------------------------------------------------------
Member Satisfaction w/ UM                                              X
--------------------------------------------------------------------------------
Provider Satisfaction w/ UM                                            X
--------------------------------------------------------------------------------
Pharmacy Management                                                    X
--------------------------------------------------------------------------------
Member Communication                                                   X
--------------------------------------------------------------------------------
Monitoring Quality and Timeliness of         X                 X
Decisions
--------------------------------------------------------------------------------
Inter-rater Reliability                      X
--------------------------------------------------------------------------------
Technology Assessment                                                  X
--------------------------------------------------------------------------------

* Definitions:
   CONCURRENT REVIEW- An assessment that determines medical necessity or appropriateness of services as they are being rendered, such as an assessment of the need for continued inpatient care for hospitalized patients.
   CASE MANAGEMENT- A process for identifying covered persons with specific health care needs in order to facilitate the development and implementation of a plan that efficiently uses health care resources to achieve optimum member outcome.
   RETROSPECTIVE REVIEW- Assessment of the appropriateness of medical services on a case by case or aggregate basis after the services have been provided.

8. With respect to each request for coverage of medical services for which the delegatee performs utilization management hereunder, the delegatee shall apply the utilization management criteria set forth in the Service Agreement applicable to the Participant for whom medical services have been requested. Criteria shall be objective and applied consistently based on the needs of the individual patient.

9. All information relating to delegatee's utilization management activities hereunder shall be confidential, shall not be disclosed to any third parties except as required by applicable federal and state law and except as required to fulfill delegatee's utilization management responsibilities hereunder, and shall be maintained in such a manner so that such information shall be protected from discovery and use in judicial or administrative proceedings to the fullest extent possible under applicable federal and state law. In the event that delegatee receives a subpoena, civil investigative demand or other similar process requesting disclosure of information relating to its utilization management activities hereunder, delegatee shall immediately notify CIGNA of such subpoena, demand or process so as to afford CIGNA with an adequate opportunity to seek an appropriate protective order should it choose to do so.

10. This exhibit, all information provided by CIGNA to delegatee pertaining to CIGNA's delegation of utilization management to delegatee and all data made known to delegatee relating to services rendered to Participants under the Agreement is confidential and proprietary information subject to the protections set forth in the confidentiality provision contained in delegatee's Agreement with CIGNA. In the event that delegatee receives a subpoena, civil investigative demand or other similar process requesting disclosure of such confidential and proprietary information, delegatee shall immediately notify CIGNA of such subpoena, demand or process so as to afford CIGNA with an adequate opportunity to seek an appropriate protective order should it choose to do so.

11. The delegatee shall have a full time medical director who provides oversight of the UM Program and:

      A.    is licensed to practice medicine as required by the State of Texas;

      B.    has a defined scope of responsibilities; and

      C. demonstrates evidence of their participation in the utilization management process.

12. The delegatee shall not authorize coverage for services requested to be provided by noncredentialed providers unless CIGNA's prior consent is obtained, except in an emergency.

13. All UM Program activities shall be supervised by appropriately qualified professionals including:

      A. use of a licensed physician to conduct medical review prior to any denial; and

      B. use of board certified specialists to assist in determining Medical Necessity and in preparing documentation to support the decision.

14. Total UM Program staff ratios (including nurses) shall be at least 1 per 40,000 Participants. The UM Program shall utilize clinical nurses (RN or LPN/LVN) licensed to practice nursing as required by the State of Texas with a ratio of at least 1 licensed clinical nurse per 150,000 Participants. The UM Program shall utilize physicians licensed to practice medicine as required by the State of Texas with a ratio of at least 1:150,000. The Total UM staffing ratio is determined by adding the number of all clinical and non-clinical staff and dividing by the total number of Participants.

      Non-clinical staff shall utilize protocols and criteria approved by the Medical Director and shall not make medical appropriateness/necessity decisions. All decisions of the non-clinical staff shall be supervised by clinical staff.

      Delegatee shall maintain appropriate levels of telephone line staffing for the utilization management activities required to be performed hereunder and shall satisfy the following standards: (a) the overall abandonment rate for the pre-certification telephone line shall be 5% or less; (b) the average speed of answer for the pre-certification telephone line shall be less than 30 seconds; (c) telephone prompts shall be clear and user friendly; and (d) a telephone message after hours shall give normal business hours information and after hours instructions.

15. The delegatee shall maintain a set of written utilization management decision protocols that are based on reasonable available medical evidence, are acceptable to and consistent with CIGNA protocols and indicate that:

      A. criteria for appropriateness of medical services are clearly documented, communicated to participating physicians, and available to the physician and Participants upon request;

      B. an appropriate mechanism is present for checking the consistency of application of criteria across physician and non-physician reviewers at least annually and opportunities for improvement are identified and resolved; and

      C. an appropriate mechanism is present for updating and approving review criteria periodically, actively practicing practitioners are involved in the development and adoption of the criteria and the time of the update is specified in protocol or policy.

16. In connection with all utilization management activities hereunder, the delegatee shall obtain all necessary information, including pertinent clinical information, and consult with the treating physician, as appropriate, and document such efforts. Emergency services, without precertification, must be covered where such services were necessary to screen and stabilize Participants in cases where a prudent layperson, acting reasonably, would have believed an emergency medical condition existed, when services were authorized by a delegatee representative, or as otherwise required by applicable federal and state law.

17. The Healthplan retains responsibility for rendering the final coverage determination on all services denied for medical necessity. The delegatee shall notify CIGNA as expeditiously as possible, but no later than the same business day, of any recommendation for denial of coverage. The notification shall include:

      A. documentation indicating who recommended denial, why, and any medical information used to render the recommendation;

      B. documentation that an explanation is provided to the applicable provider via telephone of the recommended denial. The delegatee shall not send any written communication, either via US mail or facsimile, to the requesting provider.

      CIGNA will notify the delegatee, the requesting provider, the PCP, and the Participant via letter which includes all information required by applicable federal and state law.

      CIGNA will process all requests for appeals, whether expedited or standard. In connection with any such appeal, the delegatee shall assist and cooperate with CIGNA and shall promptly provide all documentation reasonably requested by CIGNA to meet all accreditation and regulatory timeframe requirements. The delegatee shall notify the requesting provider via telephone of CIGNA's final determination with information regarding CIGNA's appeal process.

19.   Delegatee's UM Program decisions shall be made in a timely manner.

      A. Delegatee's UM Program policies and procedures shall clearly define the maximum time frames for utilization management decisions. All utilization management decisions shall be made within the time frames that satisfy all applicable federal and state legal requirements, whichever time frame is earlier (i.e. Department of Insurance, Department of Corporations, HCFA, etc.). Delegatee shall implement adequate coverage arrangements to ensure compliance with applicable federal and state legal requirements at all times, including, but not limited to, adequate after hours, weekend and holiday coverage.

      B. Delegatee shall implement an appropriate mechanism to monitor and document timeliness of decisions which shall include:

            (1) Documentation to show Emergency requests are responded to as soon as possible and no later than within 2 hours, or within the time frame required by applicable federal and state law, if earlier;

            (2) Documentation to show urgent requests are responded to within 24 hours, or within the time frame required by applicable federal and state law, if earlier; and

            (3) Documentation to show routine requests are responded to within 2 working days, or within the time frame required by applicable federal and state law, if earlier.

      C. The delegatee shall monitor and analyze its compliance with timeliness requirements on a quarterly basis and take prompt action to meet or improve adherence to such requirements.

20. Except as otherwise agreed by CIGNA, CIGNA shall retain responsibility for responding to Participant inquiries or complaints. Delegatee shall notify CIGNA Member Services within 24 hours of any complaint or grievance filed with delegatee by or on behalf of any Participant.

21. The delegatee shall maintain a system acceptable to CIGNA to track authorizations, to evaluate the delegatee's compliance with CIGNA's utilization management requirements as set forth in the delegatee's Agreement and herein, to monitor providers for inappropriate utilization and to evaluate Participant satisfaction and provider satisfaction, and other measures of evaluation agreed upon by the parties. Delegatee shall submit reports to CIGNA, in a format acceptable to CIGNA reflecting the delegatee's performance under these measures of evaluation, including an action plan which addresses opportunities for improvement when applicable.

      On a monthly basis by the 15th of every month for the previous month's data, delegatee shall provide a report of referral approvals, non-emergency hospital admissions and elective outpatient procedures to include the following:

        a). Participant Name
        b). Participant ID#
        c). Date of Request
        d). Date of Determination
        e). Date of Notification to Provider
        f). Services Requested

22. CIGNA, its designee and any applicable governmental authorities or accrediting bodies shall have the right to conduct periodic audits of the delegatee's UM Program activities upon reasonable prior notice, and the delegatee shall cooperate with any such audits. In addition, the delegatee's performance of its utilization management activities hereunder may be measured by CIGNA at least annually. The delegatee shall cooperate with any such audits and shall provide any and all information reasonably requested by CIGNA in connection with such audits. Applicable performance measures include but are not limited to:

      A. Participant satisfaction survey results which indicate a significant overall satisfaction with the service provided and document an improvement process for any specific areas identified with satisfaction lower than 90%;

      B. Participant concerns, complaints and grievances do not exceed CIGNA averages in any six month period; and

      C. audits of utilization management activities show compliance with CIGNA, federal, state and accreditation requirements.

      CIGNA will provide delegatee with a written report detailing its findings with respect to any such audits. If such audits reveal any deficiencies, delegatee shall correct any deficiencies identified in such audit within 60 days of CIGNA's submission of the report detailing such deficiencies. Failure to correct any identified deficiencies within such 60 day period may be cause for revocation of the delegation set forth herein or termination of the Agreement.

23. Delegatee shall provide CIGNA with evidence of an appropriate internal control environment acceptable to CIGNA or a SAS70 audit of delegatee's utilization management operations on an annual basis.

24. Delegatee shall prepare and provide such periodic reports or other data as is reasonably requested by CIGNA, state and/or federal regulatory agency or accrediting entity relating to delegatee's utilization management activities, within the time frame given by CIGNA or the agency or entity. Delegatee shall participate in utilization management oversight activities (i.e., committee meetings, report submission) to the extent reasonably required by CIGNA. Delegatee shall provide CIGNA with any adverse event/sentinel diagnosis information relating to Participants within 5 business days of delegatee's receipt of such information.

25. Delegatee shall have a process in place to ensure appropriate utilization of services including identifying areas of over utilization and under utilization including: monitoring different types of data, establishing thresholds, conducting quantitative analysis and comparison to thresholds and working with CIGNA to implement actions to address issues that are identified by the CIGNA or by the delegatee.

26. If CIGNA determines that delegatee cannot meet its utilization management obligations, CIGNA may elect to assume responsibility for such activities. If CIGNA elects to assume responsibility for such activities, the rates set forth in the Agreement shall be adjusted to the extent necessary, and delegatee shall cooperate and provide to CIGNA any information reasonably required to perform such activities.

27. All referrals shall be to Represented Providers, except where an Emergency requires otherwise or as otherwise required by applicable federal and state law. Except in an Emergency or as otherwise required by applicable federal and state law, delegatee shall require all Represented Providers to obtain authorization from delegatee prior to hospital admission of any Participant or outpatient surgical procedures.

28. All electronic data which delegatee maintains concerning the detail of all utilization management decisions made hereunder shall be made available and submitted to CIGNA using ANSI standard transaction formats or another mutually agreeable format in compliance with applicable state and federal law including, but not limited to, the Health Insurance Portability and Accountability Act (HIPAA) and Administrative Simplification. Such data shall be submitted to CIGNA at least monthly. If a non-ANSI format is agreed upon, delegatee shall cooperate with CIGNA in the development of the transmission format, frequency and protocol.

29. Delegatee shall maintain evidence that delegatee distributes a statement to all employees, contracted practitioners and providers affirming the following:
      E. UM decision making is based only on appropriateness of care and service.
      F. The delegatee does not compensate practitioners/providers/employees for denials.
      G.    The delegatee does not offer incentives to encourage denials.
      H.    The need for special concern about under utilization.

30. Delegatee shall indemnify, defend and hold harmless CIGNA and its affiliates from and against any and all liability, fines, penalties, damages and expense, including reasonable defense costs and legal fees, incurred by CIGNA in connection with claims or actions of any nature, governmental examinations, enforcement actions or other administrative proceedings, arising from delegatee's failure to perform its obligations under these Standards.

31.   Confidentiality

      Delegatee shall comply with all applicable federal and state laws and regulations relating to the confidentiality of medical records and other individually identifiable health information, including but not limited to, the requirements specified below.

  A.  Definitions Applicable to this Confidentiality Section

      "CONFIDENTIAL INFORMATION" shall mean (a) Individually Identifiable Health Information that is (i) transmitted by Electronic Media, (ii) maintained in any medium constituting Electronic Media; or (iii) transmitted or maintained in any other form or medium and (b) any Nonpublic Personal Financial Information, as that term is defined by the NAIC Model Privacy of Consumer Financial and Health Information Regulation (2000) issued pursuant to the Gramm Leach Bliley Act. "Confidential Information" shall not include (i) education records covered by the Family Educational Right and Privacy Act, as amended, 20 U.S.C. Section 1232g and (ii) records described in 20 U.S.C. Section 1232g(a)(4)(B)(iv).

      "DESIGNATED RECORD SET" shall mean a group of records maintained by or for CIGNA or a CIGNA Affiliate that is (i) the medical records and billing records about individuals maintained by or for CIGNA or a CIGNA Affiliate,
      (ii) the enrollment, payment, claims adjudication, and case or medical management record systems maintained by or for a health plan; or (iii) used, in whole or in part, by or for CIGNA or a CIGNA Affiliate to make decisions about individuals. As used herein, the term "RECORD" means any item, collection, or grouping of information that includes Confidential Information and is maintained, collected, used, or disseminated by or for CIGNA or a CIGNA Affiliate.

      "ELECTRONIC MEDIA" shall mean the mode of electronic transmissions. It includes the Internet, extranet (using Internet technology to link a business with information only accessible to collaborating parties), leased lines, dial-up lines, private networks, and those transmissions that are physically moved from one location to another using magnetic tape, disk, or compact disk media.

      "INDIVIDUALLY IDENTIFIABLE HEALTH INFORMATION" shall mean information that is a subset of health information, including demographic information collected from an individual, and

      (iv) is created or received by a health care provider, health plan, employer, or health care clearinghouse; and

      (v) relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present or future payment for the provision of health care to an individual; and (a) identifies the individual, or (b) with respect to which there is a reasonable basis to believe the information can be used to identify the individual; and

      (vi) relates to identifiable non-health information including but not limited to an individual's address, phone number and/or Social Security number.

      "PRIVACY STANDARDS" shall mean (a) the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder, including the Standard for Privacy of Individually Identifiable Health Information, 45 C.F.R. Parts 160 and 164, (b) the Gramm Leach Bliley Act and any applicable regulations governing privacy and confidentiality promulgated thereunder, and (c) other federal or state laws or regulations governing the use, disclosure, confidentiality, security or privacy of Confidential Information or other personally identifiable information.

      "SECRETARY" shall mean the Secretary of the Department of Health and Human Services.

  B.  USE OF CONFIDENTIAL INFORMATION.

      Delegatee may use Confidential Information to carry out the obligations of delegatee set forth in the Agreement and these Standards or as required by federal or state law, subject to the provisions of Sections C. through N., below. Delegatee shall ensure that its directors, officers, employees, contractors and agents do not use Confidential Information received from CIGNA or a CIGNA Affiliate in any manner that would constitute a violation of the Privacy Standards if used in a similar manner by CIGNA or a CIGNA Affiliate. Delegatee shall not use Confidential Information for the purpose of creating de-identified information that will be used for any purpose other than to carry out the obligations of delegatee set forth in the Agreement or these Standards or as required by federal or state law.

  C.  DISCLOSURE OF CONFIDENTIAL INFORMATION.

      Delegatee and its directors, officers, employees, contractors and agents shall not disclose Confidential Information received from CIGNA or a CIGNA Affiliate other than as is necessary to carry out the obligations of delegatee set forth in the Agreement or these Standards or as required by federal or state law, subject to the provisions of Sections C. through N., below. Confidential Information shall not be disclosed in any manner that would constitute a violation of the Privacy Standards if disclosed in a similar manner by CIGNA or a CIGNA Affiliate.

  D.  SAFEGUARDS AGAINST MISUSE OF INFORMATION.

      Delegatee agrees that it will implement all appropriate safeguards to prevent the use or disclosure of Confidential Information in any manner other than pursuant to the terms and conditions of the Agreement and these Standards.

  E.  REPORTING OF DISCLOSURES OF CONFIDENTIAL INFORMATION.

      Delegatee shall, within five (5) days of becoming aware of a loss, a suspected loss, or disclosure of Confidential Information in violation of the Agreement or these Standards by delegatee, its officers, directors, employees, contractors or agents or by a third party to which delegatee disclosed Confidential Information pursuant to Section C. of this Agreement, report any such disclosure to CIGNA's Privacy and Security Officers. This requirement will also apply to any loss, or suspected loss, of Confidential Information.

  F.  AGREEMENTS WITH THIRD PARTIES.

      Delegatee shall enter into an agreement with any agent, subcontractor or other third party that will have access to Confidential Information that is received from, created or received by delegatee on behalf of CIGNA or a CIGNA Affiliate pursuant to which such third party agrees to be bound by the same restrictions, terms and conditions that apply to delegatee pursuant to this Agreement with respect to such Confidential Information. Under such agreement, the third party shall (a) provide reasonable assurances that such Confidential Information will be held confidential as provided pursuant to the Agreement and these Standards, (b) provide reasonable assurances that such Confidential Information will be disclosed only as required by federal or state law or for the purposes for which it was disclosed to such third party, and (c) immediately notify delegatee of any breaches of the confidentiality of the Confidential Information, to the extent it has obtained knowledge of such breach.

  G.  ACCESS TO INFORMATION.

      Within five (5) business days of a request by CIGNA or a CIGNA Affiliate for access to Confidential Information about an individual contained in a Designated Record Set, delegatee shall make available to CIGNA or the CIGNA Affiliate such Confidential Information for so long as such information is maintained in the Designated Record Set. In the event any individual requests access to Confidential Information directly from delegatee, delegatee may not deny access to the Confidential Information requested. Rather, delegatee shall, within two (2) business days, forward such request to CIGNA.

  H.  AVAILABILITY OF CONFIDENTIAL INFORMATION FOR AMENDMENT.

      Within ten (10) business days of receipt of a request from CIGNA or a CIGNA Affiliate for the amendment of an individual's Confidential Information or a record regarding an individual contained in a Designated Record Set (for so long as the Confidential Information is maintained in the Designated Record Set), delegatee shall provide such information to CIGNA or the CIGNA Affiliate for amendment and incorporate any such amendments in the Confidential Information as required by 45 C.F.R.
      Section 164.526. In the event that the request for the amendment of Confidential Information is made directly to the delegatee, delegatee may not deny the requested amendment. Rather, delegatee shall, within two (2) business days, forward such request to CIGNA.

  I.  AUDIT.

      Upon reasonable notice, CIGNA or a CIGNA Affiliate may audit and inspect delegatee's internal practices and the books and records in delegatee's possession for the purpose of assessing delegatee's use and disclosure of Confidential Information received from CIGNA or a CIGNA Affiliate or created by delegatee on behalf of CIGNA or a CIGNA Affiliate. Such books and records shall be made available to CIGNA or a CIGNA Affiliate for its audit or inspection during regular business hours.

  J.  ACCOUNTING OF DISCLOSURES.

      Within ten business (10) days of notice by CIGNA or a CIGNA Affiliate to delegatee that it has received a request for an accounting of disclosures of Confidential Information regarding an individual during the six (6) years prior to the date on which the accounting was requested, delegatee shall make available to CIGNA or the CIGNA Affiliate such information as is in delegatee's possession and is required for CIGNA or the CIGNA Affiliate to make the accounting required by 45 C.F.R. Section 164.528. At a minimum, delegatee shall provide CIGNA or the CIGNA Affiliate with the following information: (i) the date of the disclosure, (ii) the name of the entity or person who received the Confidential Information, and if known, the address of such entity or person, (iii) a brief description of the Confidential Information disclosed, and (iv) a brief statement of the purpose of such disclosure that includes an explanation of the basis for such disclosure. In the event the request for an accounting is delivered directly to delegatee, delegatee shall within two (2) business days forward such request to CIGNA. It shall be CIGNA's or the applicable CIGNA Affiliate's responsibility to prepare and deliver any such accounting requested. Delegatee hereby agrees to implement an appropriate record keeping process to enable it to comply with the requirements of this Section.

  K.  AVAILABILITY OF BOOKS AND RECORDS.

      Delegatee hereby agrees to make its internal practices, books and records relating to the use and disclosure of Confidential Information received from, created or received by delegatee on behalf of CIGNA or a CIGNA Affiliate available to the Secretary for purposes of determining CIGNA's or CIGNA Affiliate's and delegatee's compliance with the Privacy Standards.

  L.  RETURN OF RECORDS.

      Upon termination of the Agreement and at CIGNA's sole option, delegatee shall be required to either a) return to CIGNA or a CIGNA Affiliate all Confidential Information received from, created or received on behalf of CIGNA or a CIGNA Affiliate in all forms without retaining any copies; or
      b) maintain all such Confidential Information consistent with the requirements of this Section 31 for the period of time such information is required to be maintained by applicable law after which time delegatee shall destroy all such information in all forms maintained and shall not retain any copies of such information, or if such destruction is not feasible, extend the protections in this Section 31to such information and limit further uses and disclosures to those purposes that make the return or destruction of such information infeasible.

  M.  AUTHORIZATION TO TERMINATE.

      Delegatee hereby authorizes CIGNA to terminate the Agreement if CIGNA determines that delegatee has violated a material term of this Section 31.

  N.  INDEMNIFICATION

      Delegatee will defend, indemnify and hold harmless CIGNA and its affiliates and their directors, officers, and employees from any claims, loss, cost (including reasonable attorneys' fees and court costs) or liability resulting from delegatee's breach of this Section 31.

Delegatee acknowledges receipt of CIGNA's above Standards for Delegation and, in accordance with the managed care provider agreement between CIGNA and delegatee, will comply with the terms and conditions set forth herein.

---------------------------------
Delegatee's Name

By
  ------------------------------
Its
   -----------------------------

CIGNA HealthCare of ______________ Inc.

By
  ------------------------------
Its
   ------------------------------

                                  EXHIBIT XXIII
                         MANAGED CARE ALLIANCE AGREEMENT
                                  CREDENTIALING
                            (Delegated Credentialing)

1. MCA shall be responsible for credentialing and recredentialing of all Represented Providers.

2. MCA's credentialing/recredentialing criteria shall, at a minimum, satisfy NCQA standards or the standards of another appropriate accrediting body designated by CIGNA, and the standards established by CIGNA. CIGNA reserves the right to disapprove, terminate or suspend any of MCA's Represented Providers if a Represented Provider does not meet CIGNA's requirements.

3. MCA shall review and externally verify the credentials of every Represented Provider at least once every three years.

4. MCA shall provide CIGNA with a summary of the credentials of each Represented Provider in a format acceptable to CIGNA and such other information as may reasonably be requested by CIGNA from time to time.

5. MCA shall require Represented Providers to represent and warrant that the information contained in their applications for participation is true and accurate and to agree to notify MCA promptly of any material change in the information on such application. MCA shall, in turn, immediately notify CIGNA of all such changes.

6. CIGNA may audit MCA's credentialing/recredentialing activities, including MCA's credentialing/recredentialing files. If CIGNA determines that MCA cannot meet its credentialing obligations set forth herein, CIGNA may elect to assume responsibility for such activities. If CIGNA elects to assume responsibility for such activities, the rates set forth in this Agreement shall be renegotiated by the parties to reflect such change in responsibility. MCA shall cooperate and provide to CIGNA any information necessary to perform such activities.

7. MCA acknowledges that the credentialing and recredentialing performed by MCA pursuant to this Exhibit may be relied upon for Programs for which CIGNA or a CIGNA Affiliate contracts directly with Participating Providers.

                                  EXHIBIT XXIV
                   CIGNA/GENTIVA FUTURE YEARS RATE METHODOLOGY
                                 YEARS 2005/2006
--------------------------------------------------------------------------------

*

*  Confidential Treatment Requested

EXHIBITS:
EXHIBIT 1A - REQUIRED DATA ELEMENTS

PROGRAM ATTACHMENTS:
HMO PROGRAM ATTACHMENT - CAPITATION
EXHIBIT A - SCHEDULE OF CAPITATION RATES
EXHIBIT B- MCA PAYMENT RESPONSIBILITY
EXHIBIT C - UTILIZATION MANAGEMENT REQUIREMENTS
HMO PROGRAM ATTACHMENT - FEE FOR SERVICE
EXHIBIT A - REIMBURSEMENT FOR OTHER SERVICES
PPO & INDEMNITY PROGRAM ATTACHMENT
EXHIBIT A - REIMBURSEMENT FOR OTHER SERVICES
GATEKEEPER PROGRAM ATTACHMENT - CAPITATION
EXHIBIT A - SCHEDULE OF CAPITATION RATES
EXHIBIT B - MCA PAYMENT RESPONSIBILITY
EXHIBIT C - UTILIZATION MANAGEMENT REQUIREMENTS
GATEKEEPER PROGRAM ATTACHMENT - FEE FOR SERVICE
EXHIBIT A - REIMBURSEMENT FOR OTHER SERVICES

                                   EXHIBIT 1A
                         MANAGED CARE ALLIANCE AGREEMENT
                   REPRESENTED PROVIDER REQUIRED DATA ELEMENTS

Upon request, MCA shall provide CIGNA with the following data elements for each Represented Provider:

ANCILLARY PROVIDERS

Full Name of Ancillary
Physical Locations (Street Number, Street, Suite Number, City, State, Zip) Phone Numbers
Billing Addresses and Phone Numbers
Federal Tax ID Number(s)
Ancillary Types (e.g., DME, Lab, Home Health, etc.)

                             HMO PROGRAM ATTACHMENT
                                       TO
                         MANAGED CARE ALLIANCE AGREEMENT
                                  (CAPITATION)

PURPOSE

The terms and provisions of this HMO Program Attachment and the Agreement are applicable to services rendered by MCA's Represented Providers to HMO Program Participants. As used in this Program Attachment, Participant means a HMO Program Participant.

I.    DEFINITIONS

BASELINE ASSESSMENT means CIGNA's assessment of MCA's capacity to assume the obligations described in the Agreement and this Program Attachment in particular.

CAPITATION PAYMENT means a periodic payment for certain covered Home Care Services that is made to MCA for each Participant who is a member of MCA's Patient Panel.

CARVED OUT SERVICES means the following services (see Exhibit XIX):

MEDICAL DIRECTOR means a physician designated by CIGNA to manage Quality Management and Utilization Management responsibilities, or that physician's designee.

HMO PROGRAM PARTICIPANT means a Participant enrolled in a non-governmental, fully insured Standard HMO or Point of Service product and which product is underwritten based on a community rating methodology (i.e. community rating, community rating by class, adjusted community rating by class). This definition includes, but is not limited to, Participants covered under commercial HMO and Open Access plans issued by CIGNA.

PATIENT PANEL means those HMO Program Participants for which MCA will receive a global Capitation Payment for all Home Care Services rendered.

POINT OF SERVICE means a product offered pursuant to a Service Agreement which allows the Participant to choose, in addition to Standard HMO benefits, a lower level of benefits if the Participant receives Home Care Services from (i) a Participating Provider without a necessary authorization or (ii) from a non-Participating Provider, at the time such services are sought.

PRIMARY CARE PHYSICIAN means a physician duly licensed to practice medicine who is a Participating Provider with CIGNA to provide Covered

Services in the field of general medicine, internal medicine, family practice or pediatrics, and who has agreed to provide primary care physician services to Participants in accordance with HMO Program Requirements.

STANDARD HMO means a product offered pursuant to a Service Agreement where Covered Services are available to Participants only from Participating Providers, except in the case of an Emergency or with the prior authorization of CIGNA or Affiliate where Covered Services are not available from Participating Providers.

II.   SERVICES AND COMPENSATION

      A.    COVERED HOME CARE SERVICES

            1. MCA, through its Represented Providers, shall provide all Home Care Services that are required by Participants in MCA's Patient Panel, for which such Participants are eligible, in accordance with the terms of this Agreement, this HMO Program Attachment and HMO Program Requirements. The compensation set forth in this HMO Program Attachment shall be payment in full for Home Care Services rendered to HMO Program Participants.

            2. MCA, through its Represented Providers, shall arrange to provide Medically Necessary Home Care Services to Participants on a 24-hour per day, 7-day per week basis or arrange with other qualified providers (which meet all CIGNA and MCA credentialing requirements or other applicable guidelines) to provide such Medically Necessary Home Care Services to Participants. MCA shall require that such covering providers
                  (a) are Participating Providers (unless otherwise agreed); (b) will not seek compensation from CIGNA for services for which MCA receives compensation hereunder; and (c) will not bill Participants for covered Home Care Services under any circumstances except for (i) Copayments, Deductibles or Coinsurance; (ii) the provision of services to a patient who is not eligible to receive Home Care Services, including but not limited to Participants that have reached their benefit limit; and (iii) services provided to Participants that are not Home Care Services. (d) will direct the participant and/or the Represented Provider to obtain, authorization from CIGNA prior to all hospitalizations or referrals of Participants, except in Emergencies or for a Pre-Qualified Maternity Stay or as otherwise required by law.

            3. MCA through its Represented Providers shall provide Home Care Services to all Participants in MCA's Patient Panel who are eligible to receive Home Care Services.

            4. Subject to the terms and condition of this Agreement, MCA shall:

                     a. Arrange for the provision of Home Care Services to Participants;

                     b. Require Represented Providers to accept, treat, and otherwise render covered Home Care Services to Participants in the same manner, in accordance with the same standards, and with the same availability, as offered to other like patients.

                     c. not close its network to any new Participants unless CIGNA expressly consents to such closure;

            5. In no event shall MCA or Represented Providers be required to accept, treat, arrange for, or otherwise be obligated to render Home Care Services to Participants under this Agreement, even if medically appropriate, if:

                     (a) the provision of such services to Participant would pose risk of bodily harm to the Participant or caregiver personnel of Represented Provider;

                     (b) the provision of such services to Participant would be in violation of MCA's or Represented Provider's applicable license requirements or other applicable laws, and/or MCA policies, including but not limited to admission and discharge policies or discrimination policies;

                     (c) MCA has not received the essential information to process a referral;

                     (d) Participant repeatedly rejects the provision of services by a qualified Represented Provider selected by MCA and/or CIGNA has mutually agreed.

                     (e) MCA and Represented Providers shall not differentiate or discriminate in the treatment of any Participant because of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, age, health status, handicap or source of payment.

            6. A CIGNA Participating Physician or CIGNA will notify Provider's Network Manager of each referral for Covered Home Care Services for Participants in its Patient Panel. MCA will provide or arrange to provide for all Medically Necessary Covered Home Care Services for all such Participants, in accordance with the authorization and Utilization Management procedures set forth in Exhibit XVII.

            7. MCA and CIGNA will jointly develop clinical pathways to establish a plan of treatment for more difficult Participant cases requiring Covered Home Care Services.

      B.    CAPITATION PAYMENTS

            1. On or before the 15th day of each month, CIGNA or its designee shall pay MCA a monthly Capitation Payment for each Participant in MCA's Patient Panel. THE CAPITATION PAYMENT SHALL BE COMPENSATION FOR ALL HOME CARE SERVICES PROVIDED TO PARTICIPANTS IN THE PATIENT PANEL EXCEPT FOR CARVED OUT SERVICES as referenced in EXHIBIT XIX. The monthly capitation rates are set forth in Exhibit A.

            2. If a Participant is added to MCA's Patient Panel on or before the 15th day of a month, a full month's Capitation Payment will be due for that Participant for that month. There will be no Capitation Payment due for Participants added after the 15th day of the month.

            3. A full month's Capitation Payment will be due for the month of termination of a Participant if the Participant terminates after the 15th day of the month. If a Participant terminates on or before the 15th day of a month, no Capitation Payment will be due for the month of termination.

            4. Where CIGNA, due to information delays, must make a retroactive addition or deletion to MCA's Patient Panel, a retroactive capitation adjustment shall be made concurrent therewith subject to Section II.B.6 of this HMO Program Attachment. In those instances where a Participant has been retroactively deleted and has received services from MCA after the effective date of deletion but prior to CIGNA informing MCA of such deletion, MCA may bill participant for such services rendered.

            5. Any amendments of Capitation Payment rates, whether on an annual basis or upon changes in benefit designs, shall be in accordance with the amendment provisions of this Agreement, or as otherwise agreed to in writing by the parties.

            6.    Capitation Adjustment Process:

                     a. Where CIGNA, due to information delays, must make a retroactive addition or deletion to MCA's Patient Panel, a retroactive capitation adjustment shall not exceed 6 months, nor shall a retroactive addition be added greater than 6 months.

                     b. Services rendered to participants prior to the capitation period or following the capitation period may be billed to CIGNA directly, and shall be in accordance with Exhibit A of the HMO Program Attachment - Fee For Service, attached hereto. Standard Coordination of Benefits rules shall be applied. In the event that CIGNA is not identified as the payor, MCA may bill participant directly for services rendered during this time.

                     c. For those Participants in the Providers patient panel, MCA shall have 120 days following the receipt of the monthly capitation payment, to notify CIGNA of any discrepancies in the capitation payment. The discrepancies shall be determined by the MCA through a review of the electronic eligibility and capitation roster documentation supplied by CIGNA. For all eligibility or capitation roster data that continues to be in a paper format, CIGNA will use its best efforts to move to an electronic basis.

                     d. CIGNA shall investigate and validate capitation errors and notify Gentiva within 60 days the results of such investigation.

                     e. Any necessary adjustments to capitation shall be made through the next scheduled capitation cycle.

                     f. All adjustments to capitation payments shall be provided to MCA in writing, by CIGNA, no less than 30 days prior to the adjustment.

            7. MCA guarantees that the Capitation Payment rates set forth in this Attachment are effective from the Effective Date of this Agreement. Notwithstanding the foregoing, the parties agree to meet to discuss possible adjustments to the Capitation Payment rates should any of the following circumstances occur during the term of this Attachment:

                     a. treatments, products, supplies or equipment which are excluded from Covered Home Care Services for HMO Program Participants as of the Effective Date on the basis that they are considered Experimental are no longer considered Experimental and become a Covered Home Care Service for such Participants.

                     b. shifts in treatment sites for Covered Home Care Service therapies occurring after the Effective Date result in a material change to the services which are Covered Home Care Services for HMO Program Participants.

                     c. material changes are made to HMO Program Participants' Service Agreements after the Effective Date such that there is a material change to those Home Care Services which are Covered Home Care Services for such Participants.

                     d. utilization associated with material changes in membership from which the base period was derived after the Effective Date of this Agreement results in a material change in HMO Program Participant volume under this Agreement which has a material financial impact on MCA.

                     e. Any such adjustment of Capitation Payment rates shall only be made to the extent required to address the change in costs directly resulting from the above changed circumstance.

            8.    Leakage

                     a. On a quarterly basis, CIGNA will provide MCA with leakage reports and the claims for

                          Covered Home Care Services submitted by providers that are not Represented Provider's. MCA shall review the quarterly leakage reports provided by CIGNA to determine the need to contract with additional providers so as to reduce the leakage. MCA shall make a good faith effort to contract with identified providers in order to reduce the amount of leakage and it shall act promptly to contract with those providers identified as appropriate in order to reduce leakage. In an effort to better manage leakage and overall utilization, CIGNA will attempt to provide MCA, an overview of CIGNA's administration of out of network claims for Covered Home Care Services rendered to Participants. CIGNA also agrees to review the feasibility of adopting usual and customary charges for Covered Home Care Services. MCA commits to provide CIGNA all reasonable assistance in the development and implementation of the aforementioned process.

                     b. The Parties shall meet quarterly (each April, July, October and January) to review the utilization of Covered Home Health Services that are not reimbursed on a capitated basis under this Agreement for the purpose of identifying opportunities to reduce this utilization and the Parties shall cooperate in good faith to effect such actions as they may agree upon to accomplish this objective.

                     c. MCA shall meet with those referring physicians identified by CIGNA to educate them regarding the service provided by Represented Providers.

            9.    Insulin Pumps

                          Effective January 1, 2004, MCA will use all reasonable commercial efforts to arrange for the provision of Dana brand devices and supplies for insulin pump orders on new referral authorizations. For Participants reimbursed according to a capitation methodology, MCA will bill CIGNA a fee-for-service charge for a rate differential for new non-Dana devices based upon a CIGNA authorization. Supplies for insulin pumps provided to participants reimbursed according to a capitation methodology prior to 1/1/04 shall not be subject to a fee for service charge or consideration. For all other Participants, billing for pumps and supplies shall be in accordance with the appropriate fee schedules.

      C.    REPRESENTED PROVIDER PAYMENT/CLAIM AND ENCOUNTER DATA

            Represented Providers shall be reimbursed for covered Home Care Services rendered in accordance with the requirements set forth in Exhibit B. MCA shall provide CIGNA with the claim and/or encounter data as required in Exhibit B.

      D.    FINANCIAL REPORTS

            1. MCA represents and warrants that the information set forth in the CIGNA Baseline Assessment submitted to CIGNA by MCA prior to the execution of this Agreement is true and accurate. MCA shall promptly notify CIGNA of any material changes in the information contained in such Baseline Assessment within thirty (30) days of becoming aware of such change.

            2. MCA shall provide CIGNA with the following financial reports on a timely basis: a) MCA's annual audited financial reports, including, but not limited to, MCA's audited annual income statement and balance sheet; b) quarterly financial reports including an income statement, balance sheet and any other reports identifying payments made to Represented Providers in the preceding quarter and the incurred but not reported claims as of the end of the preceding quarter in sufficient detail to determine if payments have been made in accordance with this Agreement and applicable law; c) any financial reports required by applicable regulatory authorities; and d) such other financial reports as are reasonably requested by CIGNA.

            3. MCA shall notify CIGNA immediately of any of MCA's material payment defaults with respect to any of MCA's creditors if MCA reasonably determines that any such payment defaults would affect the provision of services to the HMO Program Participants.

      E.    ASSIGNMENT AND IDENTIFICATION OF PARTICIPANTS

            MCA shall comply with the requirements of and shall participate in CIGNA's procedures with respect to the assignment and identification of Participants as outlined in the HMO Program Requirements.

      F.    REIMBURSEMENT OF CIGNA EXPENDITURES

            In the event that MCA does not arrange for the provision of Home Care Services to HMO Program Participants as required by Section II.A.1 through II.A.4 of this HMO Program Attachment, Payor may arrange for and/or reimburse for such Home Care Service and shall be entitled to recover from MCA any expenditure made, or recover any cost incurred, including, but not limited to, any reasonable administrative costs, in arranging or reimbursing such covered Home Care Service. An amount sufficient to compensate for such expenditures and costs may be deducted from the payments due to MCA under this Agreement; provided that, CIGNA shall provide MCA with written notice and full disclosure of costs incurred prior to any such deductions. This provision shall survive the termination of this Agreement for a period of one (1) year.

      G.    OTHER REQUIREMENTS

            MCA and its Represented Providers shall use best efforts to prescribe or authorize the substitution of generic pharmaceuticals when appropriate and shall cooperate with CIGNA's formulary and HMO Program Requirements regarding the substitution of generic pharmaceuticals.

      H.    TRANSFERS

            In a timeframe to be mutually agreed upon the parties, CIGNA will provide to MCA all information reasonably required by MCA in order to accomplish transition, but nothing herein shall require MCA to purchase or assume payments for any Durable Medical Equipment (DME/HME), which has been previously placed with any Participant. CIGNA agrees to work with MCA to identify those Participants that are in possession of DME/HME and for which CIGNA has made payment on a rental basis for such DME/HME, and advise MCA of the same. MCA shall be relieved of any obligation to assume financial responsibility for DME/HME that MCA determines to be DME/HME that is routinely purchased or converted to purchase, or that does not meet CIGNA/MCA Durable Medical Equipment Guidelines for Medical Necessity, and such DME/HME shall be converted to purchase at CIGNA's expense prior to the transition of Participants to MCA. However, MCA shall assume responsibility for the continued maintenance of the DME/HME.

      I.    LIMITATIONS ON BILLING PARTICIPANTS

            1. MCA hereby agrees and shall require its Represented Providers to agree that in no event, including, but not limited to non-payment by CIGNA, CIGNA's insolvency or breach of this Agreement, shall MCA or any Represented Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Participants or persons other than CIGNA or MCA for Home Care Services. This provision shall not prohibit collection of (i) any applicable Copayments, Deductibles or Coinsurance; (ii) payments for services provided to a patient who is no longer eligible to receive Home Care Services, including but not limited to Participants that have reached their benefit limit; or (iii) payments for services provided to Participants that are not Home Care Services.

            2. MCA further agrees that this provision shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Participants, and that this provision supersedes any oral or written agreement to the contrary now existing or hereafter entered into between MCA or Represented Providers and the Participant or persons acting on the Participant's behalf.

            3. Any modification, additions, or deletion to the provisions of this hold harmless clause shall become effective on a date no earlier than fifteen (15) days after the applicable state regulatory agency has received written notice of such proposed change.

            4. MCA shall not charge, and MCA shall require that its Represented Providers not charge, a Participant for a service which is not Medically Necessary unless in advance of the provision of such service, the Participant is notified that the service may not be covered and the Participant acknowledges in writing that he or she shall be responsible for payment of charges for such service.

      J.    UTILIZATION MANAGEMENT

            MCA shall perform and comply with the Utilization Management requirements set forth in Exhibits XVII and XXI.

      K.    CIGNA VISION/JOINT STEERING COMMITTEE

            Any and all services rendered by MCA and its Represented Providers under this Agreement shall be consistent with CIGNA's vision to provide or arrange to provide quality health care at a reasonable cost. Each party agrees to designate representatives, the number and identity of which shall be agreed upon by the parties, to participate in a Joint Steering Committee. The Joint Steering Committee shall meet on a periodic basis, but no less frequently than twice yearly, for the purpose of discussing the status of each party's performance under this Agreement and to resolve any complaints or problems with such performance.

      L.    GUARANTEE OF PROVISION OF COVERED SERVICES

            1. Throughout the term of this Agreement and for six (6) months following the termination of this Agreement, MCA shall secure and maintain an irrevocable letter(s) of credit in favor of CIGNA in an amount and form acceptable to CIGNA, for all states in which such a letter of credit is required by state law, regulation, statute, or as required by state insurance/HMO regulators.

            2. CIGNA shall have the right to make immediate demand for payment under the irrevocable letter(s) of credit in the event that MCA has failed to pay any amounts due and owing to CIGNA, Represented Providers or others in accordance with MCA's obligations under this Agreement.

            3. Prior to each anniversary date of this Agreement, CIGNA will evaluate the adequacy of the amount of the irrevocable letter(s) of credit by reviewing any and all state laws, regulations, and statutes. The amount of the irrevocable letter(s) of credit required to be maintained by MCA for the next contract year shall be a minimum of the amount equal to the individual state requirements for the contract year.

            4. At least thirty (30) days prior to each anniversary date of this Agreement, CIGNA will advise MCA of the amount of the irrevocable letter of credit required to be maintained by MCA for the next contract year as calculated pursuant to subsection 3 above. MCA shall secure an irrevocable letter of credit in such amount and in a form acceptable to CIGNA prior to the anniversary date.

      M.    PERFORMANCE FEEDBACK

            1. CIGNA may provide feedback to MCA for MCA's own use in assessing and enhancing Represented Providers' performance with regard to quality of care, patient satisfaction and efficient practice.

            2. For purposes of providing helpful performance feedback, CIGNA may perform telephone surveys and analyze medical costs of Participants in MCA's HMO Patient Panel. Subject to any applicable confidentiality limitations, CIGNA may also from time to time review a sample of medical records and provide performance feedback on past treatment.

      N. REIMBURSEMENT FOR COVERED SERVICES RENDERED TO PARTICIPANTS OUTSIDE OF PATIENT PANEL/OPT OUT SERVICES

            In the event that MCA's Represented Providers render Home Care Services to Participants outside of MCA's Patient Panel or services covered pursuant to a Participant's opt out benefits, MCA shall be reimbursed for such services at the rates established in the HMO Program Attachment - Fee For Service, attached hereto, less applicable Coinsurance, Copayments and Deductibles. Only those charges for Home Care Services billed in accordance with CIGNA's standard claim coding and bundling methodology will be allowed.

      O.    REPRESENTED PROVIDER ACCEPTANCE OF PAYMENT.

            MCA represents and warrants that each and every Represented Provider has contractually agreed with MCA to accept as payment in full due from CIGNA and its Affiliates for Home Care Services rendered to Patient Panel Participants by that Provider the amounts that the Represented Provider is entitled to receive from MCA. MCA will indemnify and hold harmless Patient Panel Participants, CIGNA and its Affiliates from any claim for payment for Home Care Services rendered to Patient Panel Participants by each Represented Provider, unless the claim arises from CIGNA's wrongful failure to pay MCA for Home Care Services.

                                    EXHIBIT A
                       HMO PROGRAM ATTACHMENT - CAPITATION
                          SCHEDULE OF CAPITATION RATES

                  CAPITATION RATES EFFECTIVE 1/1/04 - 12/31/04

These are the capitation rates that apply to services rendered to Patient Panel Participants enrolled in HMO Programs. An "HMO Program" means a non-governmental, fully insured HMO or Point of Service product that is underwritten based on a community rating methodology (i.e. community rating, community rating by class, adjusted community rating by class).

--------------------------------------------------------------------------------
                                                         Gentiva Homehealth
                                                        Infusion and DME/HME
                                                        Capitation Rate PMPM
--------------------------------------------------------------------------------
        All Commercial HMO Capitated                              *
                 Affiliates
--------------------------------------------------------------------------------

*    Confidential treatment requested

                                    EXHIBIT B
                       HMO PROGRAM ATTACHMENT - CAPITATION
                            PAYMENT RESPONSIBILITIES

                           (MCA distributes payments)

MCA shall pay Represented Providers for covered Home Care Services rendered hereunder in accordance with this Exhibit and the terms of the Agreement.

1. MCA shall pay Represented Providers for covered Home Care Services rendered hereunder in accordance with CIGNA's payment administration standards and any other standards set forth in applicable laws and regulations, including but not limited to, ERISA. MCA agrees to reimburse Represented Providers for covered Home Care Services within the time frames set forth in applicable law AND the time frames specified in MCA's provider agreements with its Represented Providers. CIGNA may withhold all or a portion of MCA's reimbursement if MCA repeatedly fails to reimburse Represented Providers on a timely basis. MCA's obligations with regard to payment for covered Home Care Services rendered hereunder shall survive the termination of this Agreement with respect to any covered Home Care Services rendered by Represented Providers during the term of this Agreement and with respect to any covered Home Care Services Represented Providers are obligated by this Agreement to provide after termination of this Agreement.

2. With reasonable notice, MCA agrees to allow CIGNA representatives to conduct on-site reviews of MCA's payment administration facilities. Such reviews shall be for the sole purpose of evaluating MCA's performance of its payment responsibilities under this Agreement, including, but not limited to, ascertaining the quality and timeliness of MCA's payment processing. MCA agrees to correct any deficiencies detected during such reviews within sixty (60) days of CIGNA's submission of a written report detailing such deficiencies.

3. If CIGNA determines that MCA cannot meet its payment administration obligations set forth herein, CIGNA may elect to assume responsibility for such activities. If CIGNA elects to assume responsibility for such activities, the rates set forth in this Agreement shall be renegotiated by the parties to reflect such change in responsibility. MCA shall cooperate and provide to CIGNA any information necessary to perform such activities.

4. MCA shall be responsible for the production of all applicable tax reporting documents (e.g., 1099s) for Represented Providers. Such documents shall be produced in a format and within the time frames set forth in applicable state and federal laws and/or regulations.

5. MCA shall require that Represented Providers submit claims for covered Home Care Services rendered to Participants in other Programs for which CIGNA has retained payment responsibility directly to CIGNA in accordance with the applicable Program Attachment and Program Requirements.

6. MCA shall produce explanations of payments for Represented Providers with respect to those services rendered by Represented Providers to Participants for which an explanation of benefits is customarily provided or legally required. Such explanations of payments shall be in a format and contain data elements acceptable to CIGNA.

7. MCA shall develop and deliver training programs for Represented Providers which outline MCA's billing and reimbursement processes. MCA shall make best efforts to ensure that Represented Providers avoid submitting requests for payment to CIGNA for those covered Home Care Services rendered to Participants for whom MCA has payment responsibility.

8. MCA shall provide CIGNA with encounter data showing all services provided to each Participant for whom MCA receives Capitation Payments in a format and frequency mutually acceptable to both parties, but no less frequently than monthly. CIGNA may elect to withhold payment of MCA's compensation if MCA fails to submit encounter data in accordance with this Agreement.

                                    EXHIBIT C
                       HMO PROGRAM ATTACHMENT - CAPITATION
                             UTILIZATION MANAGEMENT

                 (partial delegation of utilization management)

1. MCA will assist CIGNA in the implementation of its Utilization Management program. Any Utilization Management program activities performed by MCA shall be in accordance with CIGNA's standards, NCQA standards or the standards of another appropriate accrediting body designated by CIGNA, and Program Requirements. MCA shall maintain any licensure required in connection with such activities.

2. MCA shall prepare such periodic reports or other data as reasonably requested by CIGNA relating to its Utilization Management activities in a format acceptable to CIGNA.

3. MCA shall not materially modify its Utilization Management activities without CIGNA's prior approval.

4. CIGNA shall have the right to audit MCA's Utilization Management activities upon reasonable prior notice. MCA shall cooperate with any such audits.

5. If CIGNA determines that MCA cannot meet its Utilization Management obligations set forth herein, CIGNA may elect to assume responsibility for such activities. If CIGNA elects to assume responsibility for such activities, the rates set forth in this Agreement shall be renegotiated by the parties to reflect such change in responsibility. MCA shall cooperate and provide to CIGNA any information necessary to perform such activities.

6. All referrals shall be to Represented Providers, except where an Emergency requires otherwise, in other cases where the referral is specifically authorized by CIGNA's Medical Director or his/her designee or MCA's medical director, if permitted by CIGNA to make such authorizations, or as otherwise required by law. Except in an Emergency or for a Pre-Qualified Maternity Stay or in those instances where prior authorization is prohibited by federal or state laws or regulations, MCA shall require all Represented Providers to obtain authorization from CIGNA or MCA, if permitted by CIGNA to make such authorizations, prior to hospital admission of any Participant or outpatient surgical procedures.

7. The parties acknowledge and agree that CIGNA or Payor shall have final decision making authority with regard to appeals of utilization management decisions.

                             HMO PROGRAM ATTACHMENT
                                       TO
                         MANAGED CARE ALLIANCE AGREEMENT
                                (FEE-FOR-SERVICE)

PURPOSE

The terms and provisions of this HMO Program Attachment and the Agreement are applicable to services rendered by MCA's Represented Providers to HMO Program Participants. As used in this Program Attachment, Participant means a HMO Program Participant.

I.    DEFINITIONS

HMO PROGRAM PARTICIPANT means a Participant enrolled in a non-governmental, fully insured Standard HMO or Point of Service product and which product is underwritten based on a community rating methodology (i.e. community rating, community rating by class, adjusted community rating by class). This definition includes, but is not limited to, Participants covered under commercial HMO and Open Access and Open Access Plus plans issued by CIGNA.

MEDICAL DIRECTOR means a physician designated by CIGNA to manage Quality Management and Utilization Management responsibilities, or that physician's designee.

PATIENT PANEL means those Participants who have been designated or have otherwise been assigned to one or more of MCA's Represented Providers as the primary source for certain Covered Services pursuant to a Service Agreement or HMO Program Requirements, and for which MCA will be reimbursed on a fee-for-service basis.

POINT OF SERVICE means a product offered pursuant to a Service Agreement which allows the Participant to choose, in addition to Standard HMO benefits, a lower level of benefits if the Participant receives Home Care Services from (i) a Participating Provider without a necessary authorization or (ii) from a non-Participating Provider, at the time such services are sought.

PRIMARY CARE PHYSICIAN means a physician duly licensed to practice medicine who is a Participating Provider with CIGNA to provide Covered Services in the field of general medicine, internal medicine, family practice or pediatrics, and who has agreed to provide primary care physician services to Participants in accordance with HMO Program Requirements.

STANDARD HMO means a product offered pursuant to a Service Agreement where Covered Services are available to Participants only from Participating Providers, except in the case of an Emergency or with the prior authorization of CIGNA or Affiliate where Covered Services are not available from Participating Providers.

II.   PARTIES' OBLIGATIONS

      A.    SERVICES

            1. MCA, through its Represented Providers, shall provide all Home Care Services that are required by Participants in MCA's Patient Panel, for which such Participants are eligible, in accordance with the terms of this Agreement, this HMO Program Attachment and HMO Program Requirements. The compensation set forth in this HMO Program Attachment shall be payment in full for Home Care Services rendered to HMO Program Participants.

            2. MCA, through its Represented Providers, shall arrange to provide Medically Necessary Home Care Services to Participants on a 24-hour per day, 7-day per week basis or arrange with other qualified providers (which meet all CIGNA and MCA credentialing requirements or other applicable guidelines) to provide such Medically Necessary Home Care Services to Participants. MCA shall require that such covering providers
                  (a) are Participating Providers (unless otherwise agreed); (b) will not seek compensation from CIGNA for services for which MCA receives compensation hereunder; and (c) will not bill Participants for covered Home Care Services under any circumstances except for (i) Copayments, Deductibles or Coinsurance; (ii) the provision of services to a patient who is not eligible to receive Home Care Services, including but not limited to Participants that have reached their benefit limit; and (iii) services provided to Participants that are not Home Care Services. (d) will direct the participant and/or the Represented Provider to obtain, authorization from CIGNA prior to all hospitalizations or referrals of Participants, except in Emergencies or for a Pre-Qualified Maternity Stay or as otherwise required by law.

            3. MCA through its Represented Providers shall provide Home Care Services to all Participants in MCA's Patient Panel who are eligible to receive Home Care Services.

            4. Subject to the terms and conditions of this Agreement, MCA shall:

                  (a) Arrange for the provision of Home Care Services to Participants;

                  (b) Require Represented Providers to accept, treat, and otherwise render covered Home Care Services to Participants in the same manner, in accordance with the same standards, and with the same availability, as offered to other like patients.

                  (c) not close its network to any new Participants unless CIGNA expressly consents to such closure;

            In no event shall MCA or Represented Providers be required to accept, treat, arrange for, or otherwise be obligated to render Home Care Services to Participants under this Agreement, even if medically appropriate, if:

                  (a) the provision of such services to Participant would pose risk of bodily harm to the Participant or caregiver personnel of Represented Provider;

                  (b) the provision of such services to Participant would be in violation of MCA's or Represented Provider's applicable license requirements or other applicable laws, and/or MCA policies, including but not limited to admission and discharge policies or discrimination policies;

                  (c) MCA has not received the essential information to process a referral;

                  (d) Participant repeatedly rejects the provision of services by a qualified Represented Provider selected by MCA and/or CIGNA has mutually agreed.

            MCA and Represented Providers shall not differentiate or discriminate in the treatment of any Participant because of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, age, health status, handicap or source of payment.

            5. Except in an Emergency or for a Pre-Qualified Maternity Stay or in those instances where prior authorization is prohibited by federal or state laws or regulations, prior authorization by a Participant's

                  Primary Care Physician or CIGNA as prescribed by HMO Program Requirements is required for payment of covered Home Care Services rendered to Participants. All referrals shall be to Participating Providers, except where an Emergency requires otherwise, in other cases where Medical Director specifically authorizes the referral or except as required by law.

      B.    COMPENSATION AND BILLING

            1. Reimbursement for Home Care Services rendered by Represented Providers shall be in accordance with the following rates, less applicable Copayments, Deductibles or Coinsurance:

                  a. Reimbursement for Home Care services arranged by MCA and rendered by Represented Providers shall be in accordance with Exhibit A SCHEDULES 1A, 2A, AND 3A attached hereto.

                  b. MCA will indemnify and hold harmless Payors, CIGNA and its Affiliates from any claim for payment in excess of the specified amounts for Home Care Services rendered to Participants by each Represented Provider, unless the claim arises from a Payor's wrongful failure to pay MCA for covered Home Care Services.

            2. Payors shall agree to deduct any Copayments, Deductibles, or Coinsurance required by the Service Agreement from payment due. Deduction for the Copayment, Deductible or Coinsurance shall be determined on the basis of the contracted rate.

            3. Reimbursement for Home Care Services rendered hereunder shall be made by CIGNA or its designees to MCA. MCA shall bill for covered Home Care Services according to the following:

                  a. MCA shall submit claims on the appropriate claim form for all covered Home Care Services within one hundred twenty (120) days of the date those services are rendered. Claims received after this one hundred twenty
                        (120) day period may be denied for payment. MCA shall submit claims to the location described in applicable Program Requirements.

                  b. Any amount owing under this Agreement shall be paid within thirty (30) days after receipt of a complete claim, unless additional required information is requested within the thirty (30) day period, or the claim involves coordination of benefits, except as otherwise provided in this Agreement.

            4. MCA and its Represented Providers shall not charge a Participant for a service which is not Medically Necessary unless, in advance of the provision of such service, the Participant is notified that the service may not be covered and the Participant acknowledges in writing that he or she shall be responsible for payment of charges for such service.

            5. MCA will and shall require its Represented Providers to look solely to Payor for compensation for covered Home Care Services except for Copayments, Deductibles or Coinsurance. MCA agrees, for itself and on behalf of each Represented Provider, that whether or not there is any unresolved dispute for payment, under no circumstances will MCA or any Represented Provider directly or indirectly make any charges or claims, other than for Copayments, Deductibles or Coinsurance against any Participants or their representatives for covered Home Care Services and that this provision survives termination of this Agreement for services rendered prior to such termination. This provision shall not prohibit collection of (i) any applicable Copayments, Deductibles, or Coinsurance, (ii) payments for services provided to a patient who is no longer eligible to receive Home Care Services, including but not limited to Participants that have reached their benefit limit (iii) payment for services provided to Participants, which are not Home Care Services. This paragraph is to be interpreted for the benefit of Participants and does not diminish the obligation of Payor to make payments to Represented Providers according to the terms of this Agreement.

            6. The rates set forth herein shall apply to all services rendered to Participants in the HMO Program.

            7. Only those charges for Home Care Services billed in accordance with CIGNA's standard claim coding and bundling methodology will be allowed.

      C.    OTHER REQUIREMENTS

            MCA and its Represented Providers shall use best efforts to prescribe or authorize the substitution of generic pharmaceuticals when appropriate and shall cooperate with CIGNA's formulary and HMO Program Requirements regarding the substitution of generic pharmaceuticals.

                                    EXHIBIT A
                    HMO PROGRAM ATTACHMENT - FEE FOR SERVICE
                        REIMBURSEMENT FOR OTHER SERVICES

RATE AREA DESIGNATIONS:

--------------------------------------------------------------------------
        STATE                   RATE AREA              RATE DESIGNATION
--------------------------------------------------------------------------
       Alabama                     LOW                        3
--------------------------------------------------------------------------
       Alaska                      HIGH                       1
--------------------------------------------------------------------------
       Arizona                    MEDIUM                      2
--------------------------------------------------------------------------
      Arkansas                     LOW                        3
--------------------------------------------------------------------------
     California                    HIGH                       1
--------------------------------------------------------------------------
      Colorado                    MEDIUM                      2
--------------------------------------------------------------------------
     Connecticut                  MEDIUM                      2
--------------------------------------------------------------------------
      Delaware                     LOW                        3
--------------------------------------------------------------------------
District of Columbia               HIGH                       1
--------------------------------------------------------------------------
       Florida                    MEDIUM                      2
--------------------------------------------------------------------------
       Georgia                    MEDIUM                      2
--------------------------------------------------------------------------
       Hawaii                      HIGH                       1
--------------------------------------------------------------------------
        Idaho                      LOW                        3
--------------------------------------------------------------------------
      Illinois                     HIGH                       1
--------------------------------------------------------------------------
       Indiana                     LOW                        3
--------------------------------------------------------------------------
        Iowa                       LOW                        3
--------------------------------------------------------------------------
       Kansas                      LOW                        3
--------------------------------------------------------------------------
      Kentucky                     LOW                        3
--------------------------------------------------------------------------
      Louisiana                   MEDIUM                      2
--------------------------------------------------------------------------
        Maine                      LOW                        3
--------------------------------------------------------------------------
      Maryland                    MEDIUM                      2
--------------------------------------------------------------------------
    Massachusetts                  HIGH                       1
--------------------------------------------------------------------------
      Michigan                     LOW                        3
--------------------------------------------------------------------------
      Minnesota                    LOW                        3
--------------------------------------------------------------------------
     Mississippi                   LOW                        3
--------------------------------------------------------------------------
      Missouri                    MEDIUM                      2
--------------------------------------------------------------------------
       Montana                     LOW                        3
--------------------------------------------------------------------------
      Nebraska                     LOW                        3
--------------------------------------------------------------------------
       Nevada                      LOW                        3
--------------------------------------------------------------------------
    New Hampshire                  LOW                        3
--------------------------------------------------------------------------
     New Jersey                   MEDIUM                      2
--------------------------------------------------------------------------
     New Mexico                    LOW                        3
--------------------------------------------------------------------------
      New York                    MEDIUM                      2
--------------------------------------------------------------------------
   North Carolina                 MEDIUM                      2
--------------------------------------------------------------------------
    North Dakota                  MEDIUM                      2
--------------------------------------------------------------------------
        Ohio                      MEDIUM                      2
--------------------------------------------------------------------------
      Oklahoma                     LOW                        3
--------------------------------------------------------------------------
       Oregon                     MEDIUM                      2
--------------------------------------------------------------------------
    Pennsylvania                  MEDIUM                      2
--------------------------------------------------------------------------
    Rhode Island                  MEDIUM                      2
--------------------------------------------------------------------------
   South Carolina                 MEDIUM                      2
--------------------------------------------------------------------------

--------------------------------------------------------------------------
    South Dakota                   LOW                        3
--------------------------------------------------------------------------
      Tennessee                   MEDIUM                      2
--------------------------------------------------------------------------
        Texas                      HIGH                       1
--------------------------------------------------------------------------
        Utah                      MEDIUM                      2
--------------------------------------------------------------------------
       Vermont                     LOW                        3
--------------------------------------------------------------------------
      Virginia                    MEDIUM                      2
--------------------------------------------------------------------------
     Washington                   MEDIUM                      2
--------------------------------------------------------------------------
    West Virginia                  LOW                        3
--------------------------------------------------------------------------
      Wisconsin                    LOW                        3
--------------------------------------------------------------------------
       Wyoming                     LOW                        3
--------------------------------------------------------------------------

TRADITIONAL HOME HEALTH SERVICES:

RATES EFFECTIVE JANUARY 1, 2004 - DECEMBER 31, 2004

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICES HAVE BOTH VISIT AND HOURLY RATES.

Notes 1, 2, 3, 4, 5 and 6 apply

                                           -------------------------------------------------------------------
                                                  AREA 1                 AREA 2                 AREA 3
                                           -------------------------------------------------------------------
                                             VISIT       HOUR       VISIT       HOUR       VISIT       HOUR
--------------------------------------------------------------------------------------------------------------
CERTIFIED NURSES AIDE                          *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
HOME HEALTH AIDE                               *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
LVN/LPN                                        *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
LVN/LPN - HIGH TECH                            *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PEDIATRIC HIGH TECH LVN/LPN                    *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PEDIATRIC HIGH TECH RN                         *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PEDIATRIC LVN/LPN                              *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PEDIATRIC RN                                   *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
RN                                             *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
RN HIGH TECH INFUSION                          *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
RN HIGH TECH OTHER                             *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICES HAVE VISIT ONLY RATES.

Notes 1, 3, 4, 5, 7 and 8 apply

                                           -------------------------------------------------------------------
                                                   AREA 1                 AREA 2                 AREA 3
                                           -------------------------------------------------------------------
                                             VISIT       HOUR       VISIT       HOUR       VISIT       HOUR
--------------------------------------------------------------------------------------------------------------
DIABETIC NURSE                                 *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
DIETITIAN                                      *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
ENTEROSTOMAL THERAPIST                         *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
MATERNAL CHILD HEALTH                          *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
MEDICAL SOCIAL WORKER                          *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
OCCUPATIONAL THERAPIST                         *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
OCCUPATIONAL THERAPIST ASSISTANT               *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
PHLEBOTOMIST                                   *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
PHOTOTHERAPY PACKAGE SERVICE                   *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
PHYSICAL THERAPIST                             *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
PHYSICAL THERAPIST ASSISTANT                   *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
PSYCHIATRIC NURSE                              *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

--------------------------------------------------------------------------------------------------------------
REHABILITATION NURSE                           *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
RESPIRATORY THERAPIST                          *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
RESPIRATORY THERAPIST - CPAP Clinic            *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
RN ASSESSMENT, INITIAL                         *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
RN SKILLED NURSING VISIT-EXTENSIVE             *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------
SPEECH THERAPIST                               *          N/A         *          N/A         *          N/A
--------------------------------------------------------------------------------------------------------------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICE HAS HOURLY ONLY RATES.

Notes 3, 4 and 5 apply

                                           -------------------------------------------------------------------
                                                  AREA 1                 AREA 2                 AREA 3
                                           -------------------------------------------------------------------
                                             VISIT       HOUR       VISIT       HOUR       VISIT       HOUR
--------------------------------------------------------------------------------------------------------------
HOMEMAKER                                     N/A         *          N/A         *          N/A         *
--------------------------------------------------------------------------------------------------------------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICE IS PRICED ON A PER DIEM BASIS.

Notes 3, 4 and 5 apply

                                           -------------------------------------------------------------------
                                                    AREA 1                 AREA 2                 AREA 3
                                           -------------------------------------------------------------------
                                                       PER DIEM               PER DIEM               PER DIEM
--------------------------------------------------------------------------------------------------------------
COMPANION/LIVE IN                                         *                      *                      *
--------------------------------------------------------------------------------------------------------------

NOTES:
*
*
*
*
*
*
*
*

HOME INFUSION RATES:

RATES EFFECTIVE JANUARY 1, 2004 - DECEMBER 31, 2004

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATES EXCLUDE DRUGS. DRUGS ARE PRICED AS A PERCENTAGE DISCOUNT OFF AWP (IF APPLICABLE), AND THERE IS NO PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE THERAPIES

--------------------------------------------------------------------------------------------------------------
                                                PRIMARY OR             PRIMARY OR             PRIMARY OR
                                             MULTIPLE THERAPY       MULTIPLE THERAPY       MULTIPLE THERAPY
                                                 PER DIEM            DISPENSING FEE      DRUG DISCOUNT OFF AWP
--------------------------------------------------------------------------------------------------------------
Ancillary Drugs                                             *               *                      *
-------------------------------------------------------------------------------------------------------------
Biological Response Modifiers                        *                      *                      *
-------------------------------------------------------------------------------------------------------------
Cardiac (Inotropic) Therapy                          *                             *               *
-------------------------------------------------------------------------------------------------------------
Chelation Therapy                                    *                             *               *
-------------------------------------------------------------------------------------------------------------
Chemotherapy                                         *                             *               *
-------------------------------------------------------------------------------------------------------------
Enteral Therapy                                      *                             *               *
-------------------------------------------------------------------------------------------------------------
Enzyme Therapy                                       *                             *               *
-------------------------------------------------------------------------------------------------------------
Growth Hormone                                       *                      *                      *
-------------------------------------------------------------------------------------------------------------
IV Immune Globulin                                   *                             *               *
-------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

-------------------------------------------------------------------------------------------------------------
Other Injectable Therapies                           *                      *                      *
-------------------------------------------------------------------------------------------------------------
Other Infusion Therapies                             *                             *               *
-------------------------------------------------------------------------------------------------------------
Pain Management Therapy                              *                             *               *
-------------------------------------------------------------------------------------------------------------
Steroid Therapy                                      *                             *               *
-------------------------------------------------------------------------------------------------------------
Thrombolytic (Anticoagulation) Therapy               *                             *               *
-------------------------------------------------------------------------------------------------------------
Synagis                                              *                      *                      *
-------------------------------------------------------------------------------------------------------------
Remodulin Therapy                                    *                             *               *
-------------------------------------------------------------------------------------------------------------

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATES EXCLUDE DRUGS. DRUGS ARE PRICED AS A PERCENTAGE DISCOUNT OFF AWP, AND THERE IS A PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE ANTI-INFECTIVE THERAPIES

--------------------------------------------------------------------------------------------------------------
                                                 PER DIEM                                DRUG DISCOUNT OFF AWP
--------------------------------------------------------------------------------------------------------------
Anti-Infectives - Primary Anti-Infective             *                                             *
--------------------------------------------------------------------------------------------------------------
Anti-Infectives - Multiple Anti-Infective            *                                             *
--------------------------------------------------------------------------------------------------------------

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATE EXCLUDES DRUGS. DRUGS ARE PRICED PER VIAL, AND THERE IS NO PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE ANTI-INFECTIVE THERAPIES

--------------------------------------------------------------------------------------------------------------
                                                PRIMARY OR
                                             MULTIPLE THERAPY
                                                 PER DIEM                                     COST OF DRUG
--------------------------------------------------------------------------------------------------------------
Flolan Therapy                                       *
--------------------------------------------------------------------------------------------------------------
  Flolan 0.5 mg vial                                                                               *
--------------------------------------------------------------------------------------------------------------
  Flolan 1.5 mg vial                                                                               *
--------------------------------------------------------------------------------------------------------------
  Flolan diluent vial                                                                              *
--------------------------------------------------------------------------------------------------------------

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATES INCLUDE DRUGS, AND THERE IS NO PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE THERAPIES

--------------------------------------------------------------------------------------------------------------
                                                PRIMARY OR
                                             MULTIPLE THERAPY
                                                 PER DIEM
--------------------------------------------------------------------------------------------------------------
Enteral Therapy                                      *
--------------------------------------------------------------------------------------------------------------
Hydration Therapy                                    *
--------------------------------------------------------------------------------------------------------------
Total Parenteral Nutrition                           *
--------------------------------------------------------------------------------------------------------------

NOTES:
*

*

*
*
*
*
*

*    Confidential treatment requested

THE FOLLOWING ARE FOR THE STATED ITEM ONLY. UNLESS OTHERWISE NOTED, NURSING, SUPPLIES, ETC. ARE NOT INCLUDED.

--------------------------------------------------------------------------------------------------------------
Blood Transfusion per Unit (Tubing, Filters)                                                       *
--------------------------------------------------------------------------------------------------------------
Catheter Care Per Diem                                                                             *
--------------------------------------------------------------------------------------------------------------
Midline Insertion (Catheter & Supplies)                                                            *
--------------------------------------------------------------------------------------------------------------
PICC Line Insertion (Catheter & Supplies)                                                          *
--------------------------------------------------------------------------------------------------------------
Blood Product                                                                                      *
--------------------------------------------------------------------------------------------------------------

FACTOR CONCENTRATES

--------------------------------------------------------------------------------------------------------------
                                                                       Vial price             Unit Price
--------------------------------------------------------------------------------------------------------------
FACTOR VII
--------------------------------------------------------------------------------------------------------------
Novoseven 1200MCG Vial                                                          *                  *
--------------------------------------------------------------------------------------------------------------
Novoseven 4800MCG Vial                                                          *                  *
--------------------------------------------------------------------------------------------------------------
Novoseven in 1200MCG or 4800MCG QTY                                             *                  *
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
FACTOR VIII (RECOMBINANT)
--------------------------------------------------------------------------------------------------------------
Recombinate                                                                     *                  *
--------------------------------------------------------------------------------------------------------------
Kogenate or Helixate                                                            *                  *
--------------------------------------------------------------------------------------------------------------
Bioclate                                                                        *                  *
--------------------------------------------------------------------------------------------------------------
Helixate FS                                                                     *                  *
--------------------------------------------------------------------------------------------------------------
Kogenate FS                                                                     *                  *
--------------------------------------------------------------------------------------------------------------
Refacto                                                                         *                  *
--------------------------------------------------------------------------------------------------------------
Advate                                                                          *                  *
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
FACTOR VIII (MONOCLONAL)
--------------------------------------------------------------------------------------------------------------
Hemofil-M or A. R. C. Method M                                                  *                  *
--------------------------------------------------------------------------------------------------------------
Monoclate P                                                                     *                  *
--------------------------------------------------------------------------------------------------------------
Monarc-M                                                                        *                  *
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
FACTOR VIII (OTHER)
--------------------------------------------------------------------------------------------------------------
Koate                                                                           *                  *
--------------------------------------------------------------------------------------------------------------
Humate                                                                          *                  *
--------------------------------------------------------------------------------------------------------------
Alphanate SDHT                                                                  *                  *
--------------------------------------------------------------------------------------------------------------
FACTOR IX (RECOMBINANT)
--------------------------------------------------------------------------------------------------------------
BeneFix                                                                         *                  *
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
FACTOR IX (MONOCLONAL/HIGH PURITY)
--------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

--------------------------------------------------------------------------------------------------------------
Mononine                                                                        *                  *
--------------------------------------------------------------------------------------------------------------
Alphanine                                                                       *                  *
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
FACTOR IX (OTHER)
--------------------------------------------------------------------------------------------------------------
Konyne - 80                                                                     *                  *
--------------------------------------------------------------------------------------------------------------
Proplex T                                                                       *                  *
--------------------------------------------------------------------------------------------------------------
Bebulin                                                                         *                  *
--------------------------------------------------------------------------------------------------------------
Profilnine SD                                                                   *                  *
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
ANTI-INHIBITOR COMPLEX
--------------------------------------------------------------------------------------------------------------
Autoplex-T                                                                      *                  *
--------------------------------------------------------------------------------------------------------------
Feiba-VH                                                                        *                  *
--------------------------------------------------------------------------------------------------------------
Hyate-C                                                                         *                  *
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
HEMOSTATIC AGENTS
--------------------------------------------------------------------------------------------------------------
DDAVP - 10ml vial                                                               *                  *
--------------------------------------------------------------------------------------------------------------
Stimate - 2.5ml vial                                                            *                  *
--------------------------------------------------------------------------------------------------------------

Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation

DME/HOME RESPIRATORY RATES:

RATES EFFECTIVE JANUARY 1, 2004 - MARCH 31, 2004

----------------------------------------------------------------------------------------------------------------
 HCPCS     CHC        GENTIVA
 CODE     CODE         CODE                 DESCRIPTION              PURCHASE PRICE   RENTAL PRICE   DAILY PRICE
----------------------------------------------------------------------------------------------------------------
A4660     DM590        2520       MONITOR, BLOOD PRESSURE (A4660)                 *
                                  W/STETH & CUFF
----------------------------------------------------------------------------------------------------------------
A4670     DM590        2518       MONITOR, BLOOD PRESSURE (A4670),                *
                                  AUTOMATIC
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7552       BREEZE (A9900) CPAP/BIPAP MASK                  *
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7553       FULL FACE (A9900) MIRAGE                        *
                                  CPAP/BIPAP MASK
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7554       GEL/SILICON (A9900) CPAP/BIPAP                  *
                                  MASK INCL GLD SEAL, PHANTM,
                                  MONARCH
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7556       SPECIALTY (A9900) CPAP/BIPAP                    *
                                  MASK (PROFILE OR SIMPICITY)
----------------------------------------------------------------------------------------------------------------
B9002     HI531        2570       PUMP, ENTERAL (B9002)                           *              *
----------------------------------------------------------------------------------------------------------------
B9998     DM590        6828       ENTERAL SUPPLIES (B9998)                        *                            *
----------------------------------------------------------------------------------------------------------------
DM590     DM570        7551       BACK-PACK (E1399), FOR                          *
                                  PORTABLE ENTERAL PUMP
----------------------------------------------------------------------------------------------------------------
A4615     DM590        2522       CANNULA, NASAL                                  *
----------------------------------------------------------------------------------------------------------------
B9002     DM590        7509       ENTERAL PUMP, PORTABLE (B9002)                  *                            *
----------------------------------------------------------------------------------------------------------------
A7034     DM590        7508       MASK, CPAP GEL OR SILICONE                                     *
                                  (K0183)
----------------------------------------------------------------------------------------------------------------
E0100     E0100        2020       CANE (E0100), ADJ OR FIX, W/ TIP                *
----------------------------------------------------------------------------------------------------------------
E0105     E0105        2021       CANE, QUAD (E0105) OR THREE                     *
                                  PRONG, ADJ OR FIX, W/ TIPS
----------------------------------------------------------------------------------------------------------------
E0110     E0110        2028       CRUTCHES, FOREARM (E0110), ADJ                  *
                                  OR FIX, PAIR, W/ TIPS, GRIPS
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0111     E0111        2023       CRUTCH FOREARM (E0111), ADJ OR                  *
                                  FIX, EACH, W/ TIP AND GRIPS
----------------------------------------------------------------------------------------------------------------
E0112     E0112        2027       CRUTCHES UNDERARM, WOOD (E0112),                *
                                  ADJ OR FIX, PAIR, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0113     E0113        2025       CRUTCH UNDERARM, WOOD (E0113),                  *
                                  ADJ OR FIX, EACH, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0114     E0114        2026       CRUTCHES UNDERARM, ALUM (E0114),                *
                                  ADJ OR FIX, PAIR, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0116     E0116        2024       CRUTCH UNDERARM, ALUM (E0116),                  *
                                  ADJ OR FIX, EACH, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0130     E0130        2037       WALKER, RIGID (E0130) (PICKUP),                 *
                                  ADJ OR FIX HEIGHT
----------------------------------------------------------------------------------------------------------------
E0135     E0135        2036       WALKER, FOLDING (E0135)                         *
                                  (PICKUP), ADJ OR FIX HEIGHT
----------------------------------------------------------------------------------------------------------------
E0141     E0141        2040       WALKER, WHEELED (E0141), W/OUT                  *
                                  SEAT
----------------------------------------------------------------------------------------------------------------
E0142     DM570        2034       RIGID WALKER (E0142), WHEELED,                  *
                                  W/ SEAT,
----------------------------------------------------------------------------------------------------------------
E0143     E0143        2029       WALKER FOLDING, WHEELED (E0143),                *
                                  W/OUT SEAT
----------------------------------------------------------------------------------------------------------------
E0145     DM570        2039       WALKER (E0145), WHEELED,                        *
                                  W/ SEAT AND CRUTCH ATTACHMENTS
----------------------------------------------------------------------------------------------------------------
E0146     DM570        2038       WALKER, WHEELED, W/ SEAT (E0146)                *
----------------------------------------------------------------------------------------------------------------
E0147     E0147        2030       WALKER HVY DUT (E0147), MULT                    *
                                  BRAKING SYS, VAR WHEEL
                                  RESISTANCE
----------------------------------------------------------------------------------------------------------------
E0153     E0153        2032       CRUTCH PLATFORM ATTACHMENT                      *
                                  (E0153), FOREARM EA
----------------------------------------------------------------------------------------------------------------
E0154     E0154        2033       WALKER PLATFORM ATTACHMENT                      *
                                  (E0154), EA
----------------------------------------------------------------------------------------------------------------
E0155     E0155        2041       WALKER WHEEL ATTACHMENT                         *
                                  (E0155), RIGID (PICKUP) WALKER
----------------------------------------------------------------------------------------------------------------
E0156     DM570        2035       WALKER SEAT ATTACHMENT (E0156)                  *
----------------------------------------------------------------------------------------------------------------
E0157     E0157        2022       WALKER, CRUTCH ATTACHMENT                       *
                                  (E0157), EACH
----------------------------------------------------------------------------------------------------------------
E0158     E0158        2031       WALKER LEG EXTENSIONS (E0158)                   *
----------------------------------------------------------------------------------------------------------------
E0163     E0163        2047       COMMODE CHAIR, STATIONARY                       *
                                  (E0163), W/ FIX ARMS
----------------------------------------------------------------------------------------------------------------
E0164     E0164        2045       COMMODE CHAIR, MOBILE                           *
                                  (E0164), W/ FIX ARMS
----------------------------------------------------------------------------------------------------------------
E0165     E0165        2046       COMMODE CHAIR (E0165),                          *
                                  STATIONARY, W/ DETACH ARMS
----------------------------------------------------------------------------------------------------------------
E0165     E0165        2591       COMMODE, XXWIDE(E0165)                          *
----------------------------------------------------------------------------------------------------------------
E0166     E0166        2044       COMMODE CHAIR (E0166), MOBILE,                  *
                                  W/ DETACH ARMS
----------------------------------------------------------------------------------------------------------------
E0167     E0167        2051       COMMODE CHAIR, PAIL OR PAN                      *
                                  (E0167)
----------------------------------------------------------------------------------------------------------------
E0176     E0176        2142       CUSHION (E0176) OR AIR PRESSURE                 *
                                  PAD, NON-POSITIONING
----------------------------------------------------------------------------------------------------------------
E0176     E0176        2394       REPLACEMENT PAD (E0176)                         *
                                  ALTERNATING PRESS
----------------------------------------------------------------------------------------------------------------
E0177     E0177        2224       CUSHION OR WATER PRESS PAD                      *
                                  (E0177), NONPOSITIONING
----------------------------------------------------------------------------------------------------------------
E0178     E0178        2160       CUSHION OR GEL PRESS PAD                        *
                                  (E0178), NONPOSITIONING
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0179     E0179        2154       CUSHION (E0179) OR DRY PRESSURE                 *
                                  PAD, NONPOSTIONING
----------------------------------------------------------------------------------------------------------------
E0180     E0180        2196       PUMP (E0180), ALTERNATING                       *              *
                                  PRESSURES W/PAD
----------------------------------------------------------------------------------------------------------------
E0181     E0181        2197       PUMP (E0181), ALTERNATING PRESS                 *              *
                                  W/PAD,  HVY DUTY
----------------------------------------------------------------------------------------------------------------
E0184     E0184        2074       MATTRESS, DRY PRESSURE (E0184)                  *
----------------------------------------------------------------------------------------------------------------
E0185     E0185        2076       MATTRESS (E0185), GEL OR                        *
                                  GEL-LIKE PRESSURE PAD
----------------------------------------------------------------------------------------------------------------
E0186     E0186        2064       MATTRESS, AIR PRESSURE (E0186)                  *
----------------------------------------------------------------------------------------------------------------
E0187     E0187        2099       MATTRESS, WATER PRESSURE (E0187)                *
----------------------------------------------------------------------------------------------------------------
E0188     DM570        2217       PAD, SYNTHETIC SHEEPSKIN (A9900)                *
----------------------------------------------------------------------------------------------------------------
E0189     DM570        2177       PAD, LAMBSWOOL SHEEPSKIN                                       *
                                  (E0189), ANY SIZE
----------------------------------------------------------------------------------------------------------------
E0192     E0192        2573       CUSHION, JAY FOR W/C (E0192)                    *              *
----------------------------------------------------------------------------------------------------------------
E0192     E0192        2572       CUSHION, ROHO FOR W/C (E0192)                   *              *
----------------------------------------------------------------------------------------------------------------
E0192     E0192        2178       W/C PAD (E0192), LOW PRESS AND                  *              *
                                  POSITIONING EQUALIZATION
----------------------------------------------------------------------------------------------------------------
E0193     E0193        2098       MATTRESS, LOW AIR LOSS (E0193),                 *              *             *
                                  INCL. BED
----------------------------------------------------------------------------------------------------------------
E0194     DM570        2063       AIR FLUIDIZED BED (E0194)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E0196     E0196        2077       MATTRESS, GEL PRESSURE (E0196)                  *
----------------------------------------------------------------------------------------------------------------
E0197     E0197        2065       MATTRESS, AIR PRESSURE PAD                      *
                                  (E0197)
----------------------------------------------------------------------------------------------------------------
E0198     E0198        2100       MATTRESS (E0198), WATER                         *
                                  PRESSURE PAD
----------------------------------------------------------------------------------------------------------------
E0199     E0199        2075       MATTRESS, DRY PRESSURE PAD                      *
                                  (E0199)
----------------------------------------------------------------------------------------------------------------
E0200     E0200        2228       HEAT LAMP (E0200), W/OUT STAND,                 *
                                  INCL/BULB, OR INFRARED ELEMENT
----------------------------------------------------------------------------------------------------------------
E0202     E0202        2229       PHOTOTHERAPY (BILIRUBIN)                        *                            *
                                  (E0202), LIGHT WIT
----------------------------------------------------------------------------------------------------------------
E0202     E0202        2524       PHOTOTHERAPY, BILI BLANKET                      *                            *
                                  (E0202)
----------------------------------------------------------------------------------------------------------------
E0205     E0205        2227       HEAT LAMP (E0205), WITH STAND,                  *
                                  INCL/ BULB, OR INFRARED ELEMENT
----------------------------------------------------------------------------------------------------------------
E0210     DM570        2156       HEATING PAD, STANDARD (E0210)                   *
----------------------------------------------------------------------------------------------------------------
E0215     DM570        2155       HEATING PAD (E0215), ELECTRIC,                  *
                                  MOIST
----------------------------------------------------------------------------------------------------------------
E0218     DM570        2560       COLD THERAPY UNIT (E0218)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E0235     DM570        2187       PARAFFIN BATH UNIT, PORT (E0235)                *
----------------------------------------------------------------------------------------------------------------
E0236     DM570        2199       PUMP (E0236) FOR WATER                          *
                                  CIRCULATING PAD
----------------------------------------------------------------------------------------------------------------
E0237     DM570        2223       HEAT COLD WATER (E0237)                         *
                                  CIRCULATING PAD W/PUMP
----------------------------------------------------------------------------------------------------------------
E0238     DM570        2179       HEATING PAD (E0238), MOIST,                     *
                                  NON-ELECTRIC
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2867       BATH TUB RAIL (E0241), WALL,                    *
                                  L-SHAPE
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2862       BATH TUB RAIL, WALL, 12" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2863       BATH TUB RAIL, WALL, 16" (E0241)                *
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0241     DM570        2864       BATH TUB RAIL, WALL, 18" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2865       BATH TUB RAIL, WALL, 24" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2866       BATH TUB RAIL, WALL, 36" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2043       BATH TUB RAIL, WALL, UNSPECIFIED                               *
                                  SIZE
----------------------------------------------------------------------------------------------------------------
E0242     DM570        2042       BATH TUB RAIL, FLOOR BASE                       *
                                  (E0242)
----------------------------------------------------------------------------------------------------------------
E0243     DM570        2056       TOILET RAIL, EACH (E0243)                       *
----------------------------------------------------------------------------------------------------------------
E0244     E0244        2587       TOILET SEAT (E0244) RAISED WITH                 *
                                  ARMS
----------------------------------------------------------------------------------------------------------------
E0244     E0244        2052       TOILET SEAT, RAISED (E0244)                     *
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2575       BATH BENCH WITH BACK (E0245)                    *
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2058       BATH TUB STOOL OR BENCH (E0245)                 *
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2578       TRANSFER BENCH, NON-PADDED                      *
                                  (E0245)
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2577       TRANSFER BENCH, PADDED (E0245)                  *
----------------------------------------------------------------------------------------------------------------
E0246     DM570        2057       TRANSFER TUB RAIL(E0246),                       *
                                  ATTACHMENT
----------------------------------------------------------------------------------------------------------------
E0249     DM570        2186       HEAT UNIT (E0249), WATER                        *
                                  CIRCULATING PAD
----------------------------------------------------------------------------------------------------------------
E0255     E0255        2090       HOSP BED (E0255), VAR HEIGHT,                   *              *
                                  HI-LO, W/ SIDE RAILS,
                                  W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0256     E0256        2091       HOSP BED (E0256), VAR HEIGHT,                   *              *
                                  HI-LO, W/ SIDE RAILS, W/O
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0260     E0260        2083       HOSP BED (E0260), SEMI-ELEC,                    *              *
                                  W/ SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0261     E0261        2084       HOSP BED (E0261), SEMI-ELEC,                    *              *
                                  W/ SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0265     E0265        2086       HOSP BED (E0265), TOTAL ELEC,                   *              *
                                  W/ SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0266     E0266        2087       HOSP BED (E0266), TOTAL ELEC,                   *              *
                                  W/ SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0271     E0271        2096       MATTRESS, INNERSPRING (E0271)                   *
----------------------------------------------------------------------------------------------------------------
E0272     E0272        2095       MATTRESS, FOAM RUBBER (E0272)                   *
----------------------------------------------------------------------------------------------------------------
E0273     DM570        2068       BED BOARD (E1399)                               *
----------------------------------------------------------------------------------------------------------------
E0274     DM570        2097       OVER-BED TABLE (E0274)                          *
----------------------------------------------------------------------------------------------------------------
E0275     E0275        2071       BED PAN, STANDARD (E0275), METAL                *
                                  OR PLASTIC
----------------------------------------------------------------------------------------------------------------
E0276     E0276        2070       BED PAN, FRACTURE (E0276), METAL                *
                                  OR PLASTIC
----------------------------------------------------------------------------------------------------------------
E0277     E0277        2066       MATTRESS (E0277), LOW AIR LOSS,                 *              *
                                  ALT PRESSURE
----------------------------------------------------------------------------------------------------------------
E0280     DM570        2069       BED CRADLE, ANY TYPE (E1399)                    *              *
----------------------------------------------------------------------------------------------------------------
E0292     E0292        2092       HOSP BED (E0292), VAR HEIGHT,                   *              *
                                  HI-LO, W/OUT S/ RAILS,
                                  W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0293     E0293        2093       HOSP BED (E0293), VAR HEIGHT,                   *              *
                                  HI-LO, NO SIDE RAILS, NO
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0294     E0294        2085       HOSP BED (E0294), SEMI-ELEC,                    *              *
                                  W/OUT SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0295     E0295        2094       HOSP BED (E0295), SEMI-ELEC,                    *              *
                                  W/OUT SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0296     E0296        2089       HOSP BED (E0296), TOTAL ELEC,                   *              *
                                  W/OUT SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0297     E0297        2088       HOSP BED (E0297), TOTAL ELEC,                   *              *
                                  W/OUT SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0305     E0305        2073       BED SIDE RAILS (E0305), HALF                    *
                                  LENGTH
----------------------------------------------------------------------------------------------------------------
E0310     E0310        2072       BED SIDE RAILS (E0310), FULL                    *
                                  LENGTH
----------------------------------------------------------------------------------------------------------------
E0315     DM570        2067       BED ACCESSORIES: BOARDS OR                                     *
                                  TABLES, ANY TYPE
----------------------------------------------------------------------------------------------------------------
E0325     E0325        2060       URINAL; MALE (E0325), JUG-TYPE,                 *
                                  ANY MATERIAL
----------------------------------------------------------------------------------------------------------------
E0326     E0326        2059       URINAL; FEMALE (E0326),                         *
                                  JUG-TYPE, ANY MATERIAL
----------------------------------------------------------------------------------------------------------------
E0372     E0372        7008       MATTRESS (E0372) POWERED AIR                    *              *             *
                                  OVERLAY
----------------------------------------------------------------------------------------------------------------
E0410     E0444        2369       O2 CONTENTS, LIQUID (E0444),                    *
                                  PER POUND
----------------------------------------------------------------------------------------------------------------
E0416     E0443        2371       O2 REFILL FOR PORT (E0443) GAS                  *
                                  SYSTEM ONLY, UP TO 23 CUBIC FEET
----------------------------------------------------------------------------------------------------------------
E0424     E0424        2385       O2 SYS STATIONARY (E0424) COMPR                 *              *
                                  GAS, RENT
----------------------------------------------------------------------------------------------------------------
E0430     E0430        2374       O2 SYS PORT GAS, PURCH (E0430)                  *
----------------------------------------------------------------------------------------------------------------
E0431     E0431        2574       O2 SYS PORT GAS, LIGHTWEIGHT                    *              *
                                  (E0431) W/CONSERV DEVICE, NO
                                  CONTENT
----------------------------------------------------------------------------------------------------------------
E0431     E0431        2375       O2 SYS PORT GAS, RENT (E0431)                                  *
----------------------------------------------------------------------------------------------------------------
E0434     E0434        2377       O2 SYS PORT LIQUID,RENT (E0434)                                *
----------------------------------------------------------------------------------------------------------------
E0435     E0435        2376       O2 SYS PORT LIQUID, PURCH                       *              *
                                  (E0435)
----------------------------------------------------------------------------------------------------------------
E0439     E0439        2388       O2 SYS STATIONARY (E0439)                       *              *
                                  LIQUID, RENT
----------------------------------------------------------------------------------------------------------------
E0440     E0440        2387       O2 SYS STATIONARY (E0440)                       *
                                  LIQUID, PURCH
----------------------------------------------------------------------------------------------------------------
E0443     E0400        2869       O2 CONTENTS, H/K CYLINDER                       *
                                  (E0400), 200-300 CUBIC FT
----------------------------------------------------------------------------------------------------------------
E0444     E0444        2379       O2 CONTENTS, PORT LIQUID                        *
                                  (E0444), PER UNIT (1 UNIT = 1
                                  LB.)
----------------------------------------------------------------------------------------------------------------
E0450     E0450        7555       POSITIVE PRESSURE VENTS                         *              *
                                  (E0450)(E.G. T-BIRD)
----------------------------------------------------------------------------------------------------------------
E0450     E0450        2392       VENTILATOR VOLUME (E0450),                      *              *
                                  STATIONARY OR PORT
----------------------------------------------------------------------------------------------------------------
E0450     E0450        7522       VENTILATOR, VOLUME, (E0450)                     *              *
                                  EMERGENCY BACKUP UNIT
----------------------------------------------------------------------------------------------------------------
E0452     E0452        2332       BILEVEL INTERMITTENT (E0452)                    *              *
                                  ASSIST DEVICE,(BIPAP)
----------------------------------------------------------------------------------------------------------------
E0453     E0453        2390       VENTILATOR THERAPEUTIC (E0453);                 *              *
                                  FOR USE 12 HOURS OR LESS PER DAY
----------------------------------------------------------------------------------------------------------------
E0455     E0455        2372       O2 TENT (E0455), EXCLUDING                      *              *
                                  CROUP OR PEDIATRIC TENTS
----------------------------------------------------------------------------------------------------------------
E0457     E0457        2323       CHEST SHELL (CUIRASS) (E0457)                   *              *
----------------------------------------------------------------------------------------------------------------
E0459     E0459        2324       CHEST WRAP (E0459)                              *              *
----------------------------------------------------------------------------------------------------------------
E0460     E0460        2339       VENTILATOR (E0460), NEGATIVE                    *              *
                                  PRESSURE, PORTABLE OR
                                  STATIONARY
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0480     DM570        2373       PERCUSSOR (E0480), ELEC OR                      *              *
                                  PNEUM, HOME MODEL
----------------------------------------------------------------------------------------------------------------
E0500     E0500        2333       IPPB, W/ BUILT-IN NEB (E0500)                   *              *
                                  MAN OR AUTO VALVES; INT/EXT
                                  POWER
----------------------------------------------------------------------------------------------------------------
E0550     E0550        2328       HUMIDIFIER (E0550) DURABLE FOR                  *              *
                                  EXTENSIV SUP/ HUMID W/ IPPB OR
                                  O2
----------------------------------------------------------------------------------------------------------------
E0555     E0555        2330       HUMIDIFIER (E0555), DURABLE,                                   *
                                  GLASS, FOR USE W/ REG OR
                                  FLOWMETER
----------------------------------------------------------------------------------------------------------------
E0565     E0565        2325       COMPRESSOR, AIR POWER (E0565)                   *              *
----------------------------------------------------------------------------------------------------------------
E0570     E0570        2336       NEBULIZER, W/ COMPRESSOR (E0570)                *              *
----------------------------------------------------------------------------------------------------------------
E0575     DM570        2571       NEBULIZER (E0575), ULTRASONIC,                  *              *
                                  AC/DC
----------------------------------------------------------------------------------------------------------------
E0575     DM570        2338       NEBULIZER; ULTRASONIC (E0575)                   *              *
----------------------------------------------------------------------------------------------------------------
E0585     E0585        2337       NEBULIZER(E0585), W/ COMPRESSOR                 *              *
                                  AND HEATER
----------------------------------------------------------------------------------------------------------------
E0600     E0600        2389       SUCTION PUMP (E0600), HOME MODEL                *              *
----------------------------------------------------------------------------------------------------------------
E0600     E0600        7523       SUCTION UNIT, (E0600), PORTABLE                 *                            *
                                  AC/DC
----------------------------------------------------------------------------------------------------------------
E0601     E0601        2326       CONTINUOUS POSITVE (E0601)                      *              *
                                  AIRWAY PRESSURE DEVICE (CPAP)
----------------------------------------------------------------------------------------------------------------
E0601     E0601        6965       CPAP, SELF TITRATING (E0601)                    *              *
----------------------------------------------------------------------------------------------------------------
E0605     DM570        2391       VAPORIZER, ROOM TYPE (E0605)                    *
----------------------------------------------------------------------------------------------------------------
E0606     DM570        2380       POSTURAL DRAINAGE BOARD (E0606)                 *
----------------------------------------------------------------------------------------------------------------
E0607     E0607        6874       MONITOR, B/GLUCOSE (E0607)                      *
                                  ACCUCHEK AD
----------------------------------------------------------------------------------------------------------------
E0607     E0607        2164       MONITOR, BLOOD GLUCOSE (E0607)                  *
----------------------------------------------------------------------------------------------------------------
E0618     E0608        2322       APNEA MONITOR (E0608)                           *              *
----------------------------------------------------------------------------------------------------------------
E0619     E0608        2576       APNEA MONITOR (E0608) W/MEM                     *              *
                                  (INCL SMART)
----------------------------------------------------------------------------------------------------------------
E0609     E0609        2146       MONITOR, BLOOD GLUCOSE (E0609)                  *
                                  W/SPECIAL FEATURES
----------------------------------------------------------------------------------------------------------------
E0621     E0621        2215       PATIENT LIFT (E0621), SLING OR                  *
                                  SEAT, CANVAS OR NYLON
----------------------------------------------------------------------------------------------------------------
E0625     DM570        2191       PATIENT LIFT (E0625), KARTOP,                                  *
                                  BATHROOM OR TOILET
----------------------------------------------------------------------------------------------------------------
E0627     E0627        4553       HIP CHAIR (E0627)                               *              *
----------------------------------------------------------------------------------------------------------------
E0627     DM570        2395       SEAT LIFT CHAIR/MOTORIZED                       *
                                  (E0627)
----------------------------------------------------------------------------------------------------------------
E0627     DM570        2205       SEAT LIFT MECH (E0627)                          *
                                  INCORPORATED INTO A COMB
                                  LIFT-CHAIR MECH
----------------------------------------------------------------------------------------------------------------
E0630     E0630        2190       PATIENT LIFT, HYDRAULIC                         *              *
                                  (E0630), W/ SEAT OR SLING
----------------------------------------------------------------------------------------------------------------
E0635     DM570        2189       PATIENT LIFT (E0635), ELEC W/                   *
                                  SEAT OR SLING
----------------------------------------------------------------------------------------------------------------
E0650     E0650        2192       PNEUM COMPRESSOR (E0650),                       *              *
                                  NON-SEG HOME MODEL
----------------------------------------------------------------------------------------------------------------
E0651     E0651        2194       PNEUM COMPRESSOR (E0651), SEG                   *              *
                                  HOME MODEL W/OUT CALIB GRAD PRES
----------------------------------------------------------------------------------------------------------------
E0652     E0652        2193       PNEUM COMPRESSOR (E0652), SEG                   *              *
                                  HOME MODEL W/ CALIB GRAD PRES
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0655     E0655        2182       PNEUM COMPRESSOR (E0655),                       *
                                  NON-SEG APPLIANCE, HALF ARM
----------------------------------------------------------------------------------------------------------------
E0660     E0660        2181       PNEUM COMPRESSOR (E0660),                       *
                                  NON-SEG APPLIANCE, FULL LEG
----------------------------------------------------------------------------------------------------------------
E0665     E0665        2180       PNEUM COMPRESSOR (E0665),                       *
                                  NON-SEG APPLIANCE, FULL ARM
----------------------------------------------------------------------------------------------------------------
E0666     E0666        2183       PNEUM COMPRESSOR (E0666),                       *
                                  NON-SEG APPLIANCE, HALF LEG
----------------------------------------------------------------------------------------------------------------
E0667     E0667        2210       PNEUM APPLIANCE (E0667), SEG,                   *
                                  FULL LEG
----------------------------------------------------------------------------------------------------------------
E0668     E0668        2209       PNEUM APPLIANCE (E0668), SEG,                   *
                                  FULL ARM
----------------------------------------------------------------------------------------------------------------
E0669     E0669        2212       PNEUM APPLIANCE (E0669), SEG,                   *
                                  HALF LEG
----------------------------------------------------------------------------------------------------------------
E0670     E0670        2211       PNEUM APPLIANCE (E0670), SEG,                   *
                                  HALF ARM
----------------------------------------------------------------------------------------------------------------
E0671     E0671        2207       PNEUM APPLIANCE (E0671), SEG                    *
                                  GRAD PRESS, FULL LEG
----------------------------------------------------------------------------------------------------------------
E0672     E0672        2206       PNEUM APPLIANCE (E0672), SEG                    *
                                  GRAD PRESS, FULL ARM
----------------------------------------------------------------------------------------------------------------
E0673     E0673        2208       PNEUM APPLIANCE (E0673), SEG                    *
                                  GRAD PRESS, HALF LEG
----------------------------------------------------------------------------------------------------------------
E0690     DM570        2221       ULTRAVIOLET CABINET (E0690),                    *
                                  APPROPRIATE FOR HOME USE
----------------------------------------------------------------------------------------------------------------
E0700     DM570        2204       SAFETY EQUIP (E0700) (E.G.,                                    *
                                  BELT, HARNESS OR VEST)
----------------------------------------------------------------------------------------------------------------
E0710     DM570        2202       RESTRAINTS (E0710), ANY TYPE                    *
                                  (BODY, CHEST, WRIST OR ANKLE)
----------------------------------------------------------------------------------------------------------------
E0720     E0720        2219       TENS (E0720), TWO LEAD,                         *              *
                                  LOCALIZED STIMULATION
----------------------------------------------------------------------------------------------------------------
E0730     E0730        2218       TENS (E0730), FOUR LEAD, LARGER                 *              *
                                  AREA/MULTIPLE NERVE STIMULATION
----------------------------------------------------------------------------------------------------------------
E0731     E0731        2159       TENS OR NMES (E0731), CONDUCTIVE                *              *
                                  GARMENT
----------------------------------------------------------------------------------------------------------------
E0744     E0744        2120       STIMULATOR (E0744),                             *              *
                                  NEUROMUSCULAR FOR SCOLIOSIS
----------------------------------------------------------------------------------------------------------------
E0745     E0745        2121       STIMULATOR (E0745),                             *              *
                                  NEUROMUSCULAR, ELECTRONIC SHOCK
                                  UNIT
----------------------------------------------------------------------------------------------------------------
E0745     E0745        6915       STIMULATOR FOUR CH (E0745),                     *              *
                                  NEUROMUSCULAR
----------------------------------------------------------------------------------------------------------------
E0746     DM570        2109       ELECTROMYOGRAPHY (EMG) (E0746),                 *              *
                                  BIOFEEDBACK DEVICE
----------------------------------------------------------------------------------------------------------------
E0747     DM570        2122       STIMULATOR (E0747), OSTEOGENIC,                 *
                                  NON-INVASIVE
----------------------------------------------------------------------------------------------------------------
E0748     DM570        2124       STIMULATOR (E0748), OSTEOGENIC                  *
                                  NON-INVASIVE, SPINAL
                                  APPLICATIONS
----------------------------------------------------------------------------------------------------------------
E0755     DM570        2157       STIMULATOR (E0755), ELECTRONIC                  *
                                  SALIVARY REFLEX, NON INVASIVE
----------------------------------------------------------------------------------------------------------------
E0776     E0776        2175       IV POLE (E0776)                                 *              *
----------------------------------------------------------------------------------------------------------------
E0784     E0784        2158       PUMP (E0784), EXT AMBULATORY                    *
                                  INFUSION, MINIMED, INSULIN
----------------------------------------------------------------------------------------------------------------
E0784     E0784        7925       PUMP, EXT INFUSION, MINIMED                     *
                                  PREMIUM, INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
E0784     E0784        6771       PUMP (E0784), INSULIN EXT                       *
                                  INFUSION DISETRONICS OR OTHER
----------------------------------------------------------------------------------------------------------------
E0840     E0840        2133       TRACTION FRAME (E0840), ATTACH                  *              *
                                  TO HEADBOARD, CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0850     E0850        2134       TRACTION STAND (E0850), FREE                    *              *
                                  STANDING, CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0855     E0855        7484       TRACTION (E0855), W/O FRAME OR                  *              *
                                  STAND
----------------------------------------------------------------------------------------------------------------
E0860     E0860        2130       TRACTION EQUIP (E0860),                         *              *
                                  OVERDOOR, CERVICAL
----------------------------------------------------------------------------------------------------------------
E0870     E0870        2131       TRACTION FRAME (E0870), ATTACH                  *              *
                                  TO FOOTBOARD, EXTREMITY, BUCKS
----------------------------------------------------------------------------------------------------------------
E0880     E0880        2135       TRACTION STAND (E0880)                          *              *
                                  FREE/STAND EXTREMITY TRACTION,
                                  EG, BUCK'S
----------------------------------------------------------------------------------------------------------------
E0890     E0890        2132       TRACTION FRAME (E0890), ATTACH                  *              *
                                  TO FOOTBOARD, PELVIC TRACTION
----------------------------------------------------------------------------------------------------------------
E0900     E0900        2136       TRACTION STAND (E0900) FREE/                    *              *
                                  STAND PELVIC TRACTION,(EG,
                                  BUCK'S)
----------------------------------------------------------------------------------------------------------------
E0910     E0910        2138       TRAPEZE BARS (E0910), A/K/A PT                  *              *
                                  HELPER, ATTACH TO BED W/ GRAB
                                  BAR
----------------------------------------------------------------------------------------------------------------
E0920     E0920        2111       FRACTURE FRAME (E0920), ATTACH                  *              *
                                  TO BED, INCLUDING WEIGHTS
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2125       PASSIVE MOTION (E0935) EXERCISE                 *              *             *
                                  DEVICE
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2859       PASSIVE MOTION (E0935) EXERCISE                 *              *             *
                                  DEVICE, ANKLE
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2860       PASSIVE MOTION (E0935) EXERCISE                 *              *             *
                                  DEVICE, ELBOW
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2857       PASSIVE MOTION (E0935) EXERCISE                 *              *             *
                                  DEVICE, HAND
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2858       PASSIVE MOTION (E0935) EXERCISE                 *              *             *
                                  DEVICE, SHOULDER
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2861       PASSIVE MOTION (E0935) EXERCISE                 *              *             *
                                  DEVICE, WRIST
----------------------------------------------------------------------------------------------------------------
E0940     E0940        2137       TRAPEZE BAR (E0940), FREE                       *              *
                                  STANDING, COMPLETE W/ GRAB BAR
----------------------------------------------------------------------------------------------------------------
E0941     E0941        2116       TRACTION DEVICE (E0941),                        *              *
                                  GRAVITY ASSISTED
----------------------------------------------------------------------------------------------------------------
E0942     E0942        2101       HARNESS/HALTER (E0942),                         *              *
                                  CERVICAL HEAD
----------------------------------------------------------------------------------------------------------------
E0944     E0944        2126       HARNESS (E0944), PELVIC BELT,                   *              *
                                  BOOT
----------------------------------------------------------------------------------------------------------------
E0945     DM570        2110       HARNESS (E0945), EXTREMITY BELT                 *              *
----------------------------------------------------------------------------------------------------------------
E0946     E0946        2115       FRACTURE, FRAME (E0946), DUAL                   *              *
                                  W/ CROSS BARS, ATTACH TO BED
----------------------------------------------------------------------------------------------------------------
E0947     E0947        2113       FRACTURE FRAME (E0947),                         *                            *
                                  ATTACHMENTS FOR COMPLEX PELVIC
                                  TRACTION
----------------------------------------------------------------------------------------------------------------
E0948     E0948        2112       FRACTURE FRAME (E0948)                          *                            *
                                  ATTACHMENTS FOR COMPLEX
                                  CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0950     DM570        2139       TRAY (E0950)                                    *              *
----------------------------------------------------------------------------------------------------------------
E0958     E0958        2307       W/C PART ATTACHMENT (E0958) TO                  *              *
                                  CONVERT ANY W/C TO ONE ARM DRIVE
----------------------------------------------------------------------------------------------------------------
E0959     E0959        2237       W/C PART AMPUTEE ADAPTER(E0959)                 *              *
                                  (COMPENSATE FOR TRANS OF WEIGHT)
----------------------------------------------------------------------------------------------------------------
E0962     E0962        2232       CUSHION FOR WC 1" (E0962)                       *              *
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0963     E0963        2233       CUSHION FOR WC 2" (E0963)                       *              *
----------------------------------------------------------------------------------------------------------------
E0964     E0964        2234       CUSHION FOR WC 3" (E0964)                       *              *
----------------------------------------------------------------------------------------------------------------
E0965     E0965        2235       CUSHION FOR WC 4" (E0965)                       *              *
----------------------------------------------------------------------------------------------------------------
E0972     DM570        2230       TRANSFER BOARD OR DEVICE (E0972)                *              *
----------------------------------------------------------------------------------------------------------------
E0977     E0977        2317       CUSHION, WEDGE FOR W/C (E0977)                  *              *
----------------------------------------------------------------------------------------------------------------
E0978     E0978        2248       BELT, SAFETY (E0978) W/                         *              *
                                  AIRPLANE BUCKLE, W/C
----------------------------------------------------------------------------------------------------------------
E0979     DM570        2249       BELT, SAFETY (E0979) W/ VELCRO                  *              *
                                  CLOSURE, W/C
----------------------------------------------------------------------------------------------------------------
E0980     DM570        2292       SAFETY VEST (E0980), W/C                        *              *
----------------------------------------------------------------------------------------------------------------
E1031     E1031        2291       ROLLABOUT CHAIR (E1031), W/                     *              *
                                  CASTORS 5" OR GREATER
----------------------------------------------------------------------------------------------------------------
E1050     E1050        2260       W/C FULL/REC (E1050), FIX ARMS,                 *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1060     E1060        2259       W/C FULL/REC (E1070), DETACH                    *              *
                                  ARMS, SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1065     E1065        2287       W/C POWER ATTACHMENT (E1065)                    *              *
----------------------------------------------------------------------------------------------------------------
E1066     E1066        2247       BATTERY CHARGER (E1066)                         *              *
----------------------------------------------------------------------------------------------------------------
E1069     E1069        2255       BATTERY, DEEP CYCLE (E1069)                     *              *
----------------------------------------------------------------------------------------------------------------
E1070     E1070        2258       W/C FULL/REC (E1060), DETACH                    *              *
                                  ARMS, SWING AWAY DET/ ELEV
                                  LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1083     E1083        2263       W/C HEMI (E1083), FIX ARMS,                     *              *
                                  SWING AWAY DETACH ABLE ELEV LEG
                                  REST
----------------------------------------------------------------------------------------------------------------
E1084     E1084        2262       W/C HEMI (E1084), DETACH ARMS,                  *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1085     E1085        2264       W/C HEMI (E1085), FIX ARMS,                     *              *
                                  SWING AWAY DETACH ABLE FOOT
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1086     E1086        2261       W/C HEMI (E1086), DETACH ARMS,                  *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1087     E1087        2265       W/C HI STRENGTH LT-WT (E1087),                  *              *
                                  FIX ARMS, S/AWAY ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1088     E1088        2268       W/C HI STRENGTH LT-WGT (E1088),                 *              *
                                  D/ ARMS, S/AWAY ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1089     E1089        2266       W/C HI STRENGTH LT-WGT (E1089),                 *              *
                                  FIX ARMS, S/AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1090     E1090        2267       W/C HI STRENGTH LT-WG (E1090),                  *              *
                                  DETACH ARMS, S/AWAY D/FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1091     E1091        2321       W/C YOUTH, ANY TYPE (E1091)                     *              *
----------------------------------------------------------------------------------------------------------------
E1092     E1092        2319       W/C WIDE HVY DUTY (E1092),                      *              *
                                  DETACH ARMS S/AWAY DETACH
                                  ELEVAT LEGS
----------------------------------------------------------------------------------------------------------------
E1093     E1093        2320       W/C WIDE HVY DUTY (E1093),                      *              *
                                  DETACH ARMS S/AWAY DETACH
                                  FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1100     E1100        2296       W/C SEMI-RECLINING (E1100),                     *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1110     E1110        2295       W/C SEMI-RECLINING (E1110),                     *              *
                                  DETACH ARMS ELEV LEG REST
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1130     E1130        2303       W/C STANDARD (E1130), FIX OR                    *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1140     E1140        2313       W/C (E1140), DETACH ARMS SWING                  *              *
                                  AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1150     E1150        2314       W/C (E1150), DETACH ARMS, SWING                 *              *
                                  AWAY DETACH ELEVAT LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1160     E1160        2315       W/C (E1160), W/ FIX ARMS, SWING                 *              *
                                  AWAY DETACH ELEVAT LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1160     E1160        2396       W/C (E1160), W/FIX ARMS                         *              *
                                  REMOVABLE FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1170     E1170        2241       W/C AMPUTEE (E1170), FIX ARMS,                  *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1171     E1171        2242       W/C AMPUTEE (E1171), FIX ARMS,                  *              *
                                  W/OUT FOOTRESTS OR LEGREST
----------------------------------------------------------------------------------------------------------------
E1172     E1172        2240       W/C AMPUTEE (E1172), DETACH                     *              *
                                  ARMS W/OUT FOOTRESTS OR LEGREST
----------------------------------------------------------------------------------------------------------------
E1180     E1180        2239       W/C AMPUTEE (E1180), DETACH                     *              *
                                  ARMS SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1190     E1190        2238       W/C AMPUTEE (E1190), DETACH                     *              *
                                  ARMS SWING AWAY DETACH ELEV
                                  LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1195     E1195        2273       W/C HVY DUTY (E1195), FIX ARMS,                 *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1200     E1200        2243       W/C AMPUTEE (E1200), FIX FULL                   *              *
                                  LENGTH ARMS, S/AWAY D/FOOTREST
----------------------------------------------------------------------------------------------------------------
E1210     E1210        2281       W/C MOTORIZED (E1210), FIX                      *              *
                                  ARMS, S/AWAY DETACH ELEV LEG
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1211     E1211        2279       W/C MOTORIZED (E1211), DETACH                   *              *
                                  ARMS, S/AWAY DETACH FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1212     E1212        2282       W/C MOTORIZED (E1212), FIX                      *              *
                                  ARMS, SWING AWAY DETACH FOOT
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1213     E1213        2280       W/C MOTORIZED (E1213), DETACH                   *              *
                                  ARMS S/AWAY, DETACH ELEV LEG
                                  REST
----------------------------------------------------------------------------------------------------------------
E1220     E1220        2551       W/C CUSTOM (E1220)                              *              *
----------------------------------------------------------------------------------------------------------------
E1220     E1220        2579       W/C XXWIDE (E1220)                              *              *             *
----------------------------------------------------------------------------------------------------------------
E1230     E1230        2288       SCOOTER (E1230), THREE OR 4                     *              *
                                  WHEEL
----------------------------------------------------------------------------------------------------------------
E1240     E1240        2276       W/C LT-WGT (E1240), DETACH ARMS                 *              *
                                  SWING AWAY DETACH, ELEV LEGREST
----------------------------------------------------------------------------------------------------------------
E1250     E1250        2278       W/C LT-WGT (E1250), FIX ARMS,                   *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1260     E1260        2275       W/C LT-WGT (E1260), DETACH ARMS                 *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1270     E1270        2277       W/C LT-WGT (E1270), FIX ARMS,                   *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1280     E1280        2270       W/C HVY DUTY (E1280), DETACH                    *              *
                                  ARMS ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1285     E1285        2274       W/C HVY DUTY (E1285), FIX                       *              *
                                  ARMS, SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1290     E1290        2271       W/C HVY DUTY (E1290), DETACH                    *              *
                                  ARMS SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1295     E1295        2272       W/C HVY DUTY (E1295), FIX ARMS,                 *              *
                                  ELEV LEGREST
----------------------------------------------------------------------------------------------------------------
E1300     DM570        2062       WHIRLPOOL (E1300), PORT                         *              *
                                  (OVERTUB TYPE)
----------------------------------------------------------------------------------------------------------------
E1310     DM570        2061       WHIRLPOOL (E1399), NON-PORT                                    *             *
                                  (BUILT-IN TYPE)
----------------------------------------------------------------------------------------------------------------
E1353     E1353        2381       O2 REGULATOR (E1353)                            *              *
----------------------------------------------------------------------------------------------------------------
E1355     E1355        2384       CYLINDER STAND/RACK (E1355)                     *              *
----------------------------------------------------------------------------------------------------------------
E1372     E1372        2331       IMMERSION EXT HEATER (E1372)                    *              *
                                  FOR NEBULIZER
----------------------------------------------------------------------------------------------------------------
E1375     E1375        2334       NEBULIZER PORT (E1375) W/ SMALL                 *              *
                                  COMPRESSOR, W/ LIMITED FLOW
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2568       ADAPTER (A9900), AC/DC                          *              *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2586       APNEA MONITOR DOWNLOAD (E1399)                  *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2552       BATH LIFT (E1399), CUSTOM                                      *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2563       BED WEDGE (E1399), 12"                          *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2856       BEDROOM EQUIPMENT (E1399),                                     *             *
                                  CUSTOM
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2525       BREAST PUMP, ELECTRIC (E1399)                   *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2581       BREAST PUMP, INSTITUTIONAL                      *              *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2580       BREAST PUMP, MANUAL (E1399)                     *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2593       COLD THERAPY UNIT, PAD (E1399)                  *              *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2565       COMMODE (E1399), DROP ARM,                      *              *
                                  HEAVY DUTY
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2582       COMPRESSION PUMP BOOT (E1399)                   *              *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2583       COMPRESSION PUMP, FOOT (E1399)                  *              *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        2569       CPAP HUMIDIFIER (A9900), HEATED                 *              *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        2635       CPAP/BIPAP SUPPLIES (A9900)                                    *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2327       DURABLE MEDICAL EQUIP (E1399),                                 *             *
                                  MISCELLANEOUS
----------------------------------------------------------------------------------------------------------------
E1399     E1220        2584       GERI CHAIR (E1399), THREE                       *              *
                                  POSITION RECLINING
----------------------------------------------------------------------------------------------------------------
E1399     DM570        6780       HOLTER MONITOR (G0004)                          *              *
----------------------------------------------------------------------------------------------------------------
E1399     E0265        2590       HOSP BED (E1399), ELECTRIC,                     *              *
                                  XLONG, W/MATTRESS & SIDE RAILS
----------------------------------------------------------------------------------------------------------------
E1399     E0200        2868       LAMP, ULTRAVIOLET (E1399)                       *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2588       MONITOR (E1399), VITAL SIGNS                    *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2529       O2 ANALYZER (A9900)                             *              *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        2594       O2 CONSERVATION DEVICE (A9900)                  *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        6775       OXIMETRY TEST (E1399)                           *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2555       PATIENT LIFT, CUSTOM (E1399)                                   *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2561       PEAK FLOW METER (E1399)                         *              *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4559       PEDIATRIC WALKER (E1399)                                       *             *
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399     DM570        2567       PNEUMOGRAM (E1399)                              *              *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2553       POSITIONING, CUSTOM (E1399)                                    *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2526       PULSE OXIMETER (E1399)                          *              *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2527       PULSE OXIMETER W/ PROBE (E1399)                 *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2562       SHOWER, HAND HELD (E1399)                       *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2592       SLEEP STUDY, ADULT (E1399)                      *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM590        7483       STIMULATOR (E1399), MUSCLE, LOW                 *              *
                                  VOLTAGE OR INTERFERENTIAL
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2855       THERAPY EQUIPMENT, CUSTOM                       *              *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E1399     DM570        6774       THERAPY PERCUSSION, GENERATOR                   *              *
                                  ONLY
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7506       W/C, CUSTOM (E1399) MANUAL ADULT                               *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7504       W/C, CUSTOM (E1399) MANUAL                                     *             *
                                  PEDIATRIC
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7507       W/C, CUSTOM (E1399) POWER ADULT                                *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7505       W/C, CUSTOM (E1399) POWER                                      *             *
                                  PEDIATRIC
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2564       WALKER (E1399), HEAVY DUTY,                     *              *
                                  EXTRA WIDE
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2585       WALKER (E1399), HEMI                            *              *
----------------------------------------------------------------------------------------------------------------
K0539     DM570        6873       WOUND SUCTION DEVICE (K0538)                    *              *             *
----------------------------------------------------------------------------------------------------------------
K0539     DM570        7914       DRESSING SET, FOR WOUND SUCTION                 *              *
                                  DEVICE (K0539)
----------------------------------------------------------------------------------------------------------------
K0540     DM570        7915       CANISTER SET, FOR WOUND SUCTION                 *              *
                                  DEVICE (K0540)
----------------------------------------------------------------------------------------------------------------
E1400     E1390        2361       O2 CONC (E1390), MANUF SPEC                     *              *
                                  MAXFLOWRATE = 2 LTS PER MIN@85%
----------------------------------------------------------------------------------------------------------------
G0015     DM570        6779       CARDIAC EVENT MONITOR (G0015)                   *              *
----------------------------------------------------------------------------------------------------------------
K0163     DM590        3713       ERECTION SYSTEM, VACUUM (K0163)                 *              *
----------------------------------------------------------------------------------------------------------------
K0183     DM590        2516       CPAP MASK (K0183)                               *              *
----------------------------------------------------------------------------------------------------------------
K0184     DM590        2515       NASAL PILLOWS/SEALS (K0184)                     *              *
                                  REPLACEMENT FOR NASAL APP/ DVC,
                                  PAIR
----------------------------------------------------------------------------------------------------------------
K0185     DM590        2514       CPAP HEADGEAR (K0185)                           *              *
----------------------------------------------------------------------------------------------------------------
K0186     DM590        2513       CPAP CHIN STRAP (K0186)                         *              *
----------------------------------------------------------------------------------------------------------------
K0187     DM590        2512       CPAP TUBING (K0187)                             *              *
----------------------------------------------------------------------------------------------------------------
K0188     DM590        2511       CPAP FILTER (A9900), DISPOSABLE                 *              *
----------------------------------------------------------------------------------------------------------------
K0189     DM590        2510       CPAP FILTER (A9900),                            *              *
                                  NON-DISPOSABLE
----------------------------------------------------------------------------------------------------------------
K0268     DM590        2509       CPAP HUMIDIFIER (K0268), COOL                   *              *
----------------------------------------------------------------------------------------------------------------
K0413     DM590        6889       MATTRESS (K0413), NONPOWERED,                   *              *
                                  EQUIVALENT
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7673       MATTRESS (E1399) V-CUE DYNAMIC                  *              *             *
                                  AIR THERAPY
----------------------------------------------------------------------------------------------------------------
A4608     A9900        7621       CATHETER TRACH (A4608) 11CM 1                   *              *
                                  SCOOP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7664       COFFLATOR (E1399CF) MANUAL
                                  SECRETION MOBIL DEVICE                          *              *             *
----------------------------------------------------------------------------------------------------------------
E0168B    A9900        7643       COMMODE (E0168B) HVY DUTY                       *              *
                                  BEDSIDE CHAIR 251-450 LBS.
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0168C    A9900        7644       COMMODE (E0168C) HVY DUTY DROP                  *              *
                                  ARM 451-850 LBS.
----------------------------------------------------------------------------------------------------------------
A6234     HH591        7626       DRESSING <16 SQ IN (A6234)                      *              *
                                  HYDROCOLLOID DRESSING, EA
----------------------------------------------------------------------------------------------------------------
A6258     HH591        7627       DRESSING >16 SQ IN (A6258)                      *              *
                                  TRANSPAREN FILM, EA
----------------------------------------------------------------------------------------------------------------
A46203    HH591        7625       DRESSING COMPOSITE <16 SQ IN                    *              *
                                  (A46203) SELF ADH, EA
----------------------------------------------------------------------------------------------------------------
B9998B    DM590        7655       ENT (B9998B) EXT SET Y SITE                     *              *
                                  F/KANGAROO PUMP
----------------------------------------------------------------------------------------------------------------
B9998C    DM590        7656       ENT (B9998C) EXT SET W/ CLAMP                   *              *
                                  BASIC
----------------------------------------------------------------------------------------------------------------
B9998D    DM590        7657       ENT (B9998D) FARRELL GASTRIC                    *              *
                                  RELIEF VLV
----------------------------------------------------------------------------------------------------------------
B9998E    DM590        7658       ENT (B9998E) GASTRO EXT SET                     *              *
----------------------------------------------------------------------------------------------------------------
B9998F    DM590        7659       ENT (B9998F) GASTRO TUBE ANY                    *              *
                                  SIZE MIC-KEY OR HIDE A PORT
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7620       HUMID-VENT (E1399) ARTIFICIAL                   *              *
                                  NOSE
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7660       IPPB (E1399) UNIV SET UP                        *              *
                                  W/MANIFOLD NEBULIZER
----------------------------------------------------------------------------------------------------------------
K0105     A9900        7639       IV POLE (K0105) ATTACH F/ W/C                   *              *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7641       MECHANICAL SCALE (E1399)                        *              *
                                  PEDIATRIC/NEONATAL
----------------------------------------------------------------------------------------------------------------
A7008     A9900        7661       NEBULIZER (A7008) KIT PREFILL                   *              *
                                  W/STR H20 1L BAX
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7663       O2 CONNECTOR (E1399)                            *              *
                                  SIMS/IRRIGATION NOZZLE BAX
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7615       O2 HUMIDIFIER (E1399)                           *              *
                                  AQUA+NEONATAL EA HUD
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7623       O2 SWIVEL (E1399) ADAPTER                       *              *
                                  ANGLED STERILE
----------------------------------------------------------------------------------------------------------------
L8501     A9900        7624       SPEAKING VALVE (L8501) WHITE PAS                *              *
----------------------------------------------------------------------------------------------------------------
A4319     HH591        7629       STERILE WATER (A4319) F/IRRIG                   *              *
                                  1L BAX
----------------------------------------------------------------------------------------------------------------
A7001     HH591        7619       SUCTION BOTTLE (A7001) W/LID &                  *              *
                                  TUBING
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7616       SUCTION FILTER (E1399) BACTERIA                 *              *
----------------------------------------------------------------------------------------------------------------
A6265     HH591        7628       TAPE ALL TYPES (A6265)                          *              *
                                  EXCLUDING MICROFOAM, PER 18 SQ
                                  INCHES
----------------------------------------------------------------------------------------------------------------
A4481     A9900        7622       TRACH FILTER (A4481) BACTERIA                   *              *
                                  ELECTROSTATIC
----------------------------------------------------------------------------------------------------------------
A4623     A9900        7618       TRACH INNER (A4623) CANNULA                     *              *
----------------------------------------------------------------------------------------------------------------
A4621     A9900        7617       TRACH TUBE MASK (A4621) COLLAR                  *              *
                                  OR HOLDER
----------------------------------------------------------------------------------------------------------------
A7010     A9900        7662       TUBING (A7010) AEROSOL                          *              *
                                  CORRUGATED PER FOOT
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7631       VENT ADAPTER (E1399) MDI HUD                    *              *
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7630       VENT BATTERY CHARGER (A9900)                    *              *
                                  12V GEL
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7632       VENT CONNECTOR (E1399) PED OR                   *              *
                                  ADULT OMNIFLEX DISP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7633       VENT FILTER (E1399) HYGROBAC S                  *              *
                                  ELECTOSTATIC MAL
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7634       VENT THERMOMETER (E1399) W/                     *              *
                                  ADAPTER
----------------------------------------------------------------------------------------------------------------
K0108     A9900        7638       W/C BRAKE EXTENSION (K0108) TIP                 *              *
                                  BLK 10/PK
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7635       WALKER BASKET (E1399) VINYL                     *              *
                                  COATED
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0159     A9900        7640       WALKER BRAKE (E0159) ATTACHMENT                 *              *
----------------------------------------------------------------------------------------------------------------
E0148     A9900        7636       WALKER HVY DUTY (E0148) FOLDING                 *              *
                                  X-WIDE
----------------------------------------------------------------------------------------------------------------
E0149     A9900        7637       WALKER HVY DUTY (E0149) W/                      *              *
                                  WHEELS
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7645       CPAP (E1399) DC BATTERY ADAPTER                 *              *
                                  CABLE
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7646       CPAP (E1399) EXHALATION PORT                    *              *
                                  DISP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7647       CPAP (E1399) FUSE KIT                           *              *
                                  INTERNATIONAL A/C
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7648       CPAP (E1399) HUMIDIFIER CHAMBER                 *              *
                                  KIT DISP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7649       CPAP (E1399) HUMIDIFIER CHAMBER                 *              *
                                  REUSABLE
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7650       CPAP (E1399) HUMIDIFIER                         *              *
                                  MOUNTING TRAY
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7651       CPAP (E1399) INVERTOR AC/DC                     *              *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7652       CPAP (E1399) POWER CORD                         *              *
                                  F/ARIA-SYNC
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7653       CPAP (E1399) SHELL W/O PRESSURE                 *              *
                                  TAP
----------------------------------------------------------------------------------------------------------------
A9900     DM590        7566       CPAP CALIBRATION SHELL (A9900)                  *              *
----------------------------------------------------------------------------------------------------------------
A9900     DM590        7565       CPAP SHORT TUBING (A9900)                       *              *
----------------------------------------------------------------------------------------------------------------
E0601     E0601        7690       VENT, CONTINUOUS POSITIVE                       *              *
                                  (E0500) AIRWAY PRESSURE DEVICE
----------------------------------------------------------------------------------------------------------------
E0452     E0452        7691       VENT, BILEVEL INTERMITTENT                      *              *
                                  (E0500) ASSIST DEVICE (BIPAP)
----------------------------------------------------------------------------------------------------------------
E0747     DM570        6875       STIMULATOR, OSTEOGENIC,                         *              *
                                  ULTRASOUND
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7695       GEL/SILICON GOLD SEAL                           *              *
                                  CPAP/BIPAP MASK (A9900)
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7701       VENT THERAPEUTIC ST BIPAP W/                    *              *
                                  BACKUP RATE (K0533)
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7703       O2 SYS HELIOS PORT LIQUID, RENT                 *        *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
HH591     HH591        7704       PUMP, EXT INFUSION, DANA                        *              *
                                  DIABECARE, INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
E0784     E0784        7731       PUMP, EXT INFUSION, ANIMAS,                     *              *
                                  INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7737       CPAP DREAM SEAL INTERFACE FOR                   *                            *
                                  USE WITH BREEZE MASK (A9900)
----------------------------------------------------------------------------------------------------------------
A7036     DM590        7738       CPAP CHIN STRAP DELUXE (K0186)           *               *
----------------------------------------------------------------------------------------------------------------
E1340     E1340        7768       W/C REPAIRS - CUSTOM (E1340)                      *                     *
----------------------------------------------------------------------------------------------------------------

The following may be charged under extraordinary circumstances:

----------------------------------------------------------------------------------------------------------------
E1399     E1399        4551       LABOR/SERVICE/SHIPPING CHARGES                    *                     *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2731       SHIPPING AND HANDLING FEES                        *                     *
----------------------------------------------------------------------------------------------------------------

The following may be charged if over and above routine on rental equipment:

----------------------------------------------------------------------------------------------------------------
E1350     E1350        2382       REPAIR OR NON-ROUTINE (E1350)                     *                     *
                                  SERVICE REQUIRING SKILL OF A
                                  TECH
----------------------------------------------------------------------------------------------------------------
E1340     E1340        2554       W/C REPAIRS - STANDARD (E1340)                    *                     *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4552       MISCELLANEOUS SUPPLIES                            *                     *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2589       REPAIR (E1399), RESPIRATORY                       *                     *
                                  EQUIPMENT
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399     E1399        4561       RESPIRATORY SUPPLIES (A4618)                      *                     *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4549       TENS/APNEA SUPPLIES                               *                     *
----------------------------------------------------------------------------------------------------------------

NOTES:
*
*

*
*
*
*

DME/HOME RESPIRATORY RATES:

RATES EFFECTIVE APRIL 1, 2004 - DECEMBER 31, 2004

----------------------------------------------------------------------------------------------------------------
 HCPCS     CHC        GENTIVA
 CODE     CODE         CODE                 DESCRIPTION              PURCHASE PRICE   RENTAL PRICE   DAILY PRICE
----------------------------------------------------------------------------------------------------------------
A4660     DM590        2520       MONITOR, BLOOD PRESSURE (A4660)                 *
                                  W/STETH & CUFF
----------------------------------------------------------------------------------------------------------------
A4670     DM590        2518       MONITOR, BLOOD PRESSURE (A4670),                *
                                  AUTOMATIC
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7552       BREEZE (A9900) CPAP/BIPAP MASK                  *
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7553       FULL FACE (A9900) MIRAGE                        *
                                  CPAP/BIPAP MASK
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7554       GEL/SILICON (A9900) CPAP/BIPAP                  *
                                  MASK INCL GLD SEAL, PHANTM,
                                  MONARCH
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7556       SPECIALTY (A9900) CPAP/BIPAP                    *
                                  MASK (PROFILE OR SIMPICITY)
----------------------------------------------------------------------------------------------------------------
B9002     HI531        2570       PUMP, ENTERAL (B9002)                           *              *
----------------------------------------------------------------------------------------------------------------
B9998     DM590        6828       ENTERAL SUPPLIES (B9998)                                                     *
----------------------------------------------------------------------------------------------------------------
DM590     DM570        7551       BACK-PACK (E1399), FOR                          *
                                  PORTABLE ENTERAL PUMP
----------------------------------------------------------------------------------------------------------------
A4615     DM590        2522       CANNULA, NASAL                                  *
----------------------------------------------------------------------------------------------------------------
B9002     DM590        7509       ENTERAL PUMP, PORTABLE (B9002)                  *              *
----------------------------------------------------------------------------------------------------------------
A7034     DM590        7508       MASK, CPAP GEL OR SILICONE                      *
                                  (K0183)
----------------------------------------------------------------------------------------------------------------
E0100     E0100        2020       CANE (E0100), ADJ OR FIX, W/ TIP                *
----------------------------------------------------------------------------------------------------------------
E0105     E0105        2021       CANE, QUAD (E0105) OR THREE                     *
                                  PRONG, ADJ OR FIX, W/ TIPS
----------------------------------------------------------------------------------------------------------------
E0110     E0110        2028       CRUTCHES, FOREARM (E0110),  ADJ                 *
                                  OR FIX, PAIR, W/ TIPS, GRIPS
----------------------------------------------------------------------------------------------------------------
E0111     E0111        2023       CRUTCH FOREARM (E0111),  ADJ OR                 *
                                  FIX, EACH, W/ TIP AND GRIPS
----------------------------------------------------------------------------------------------------------------
E0112     E0112        2027       CRUTCHES UNDERARM, WOOD                         *
                                  (E0112), ADJ OR FIX, PAIR,
                                  COMPLETE
----------------------------------------------------------------------------------------------------------------
E0113     E0113        2025       CRUTCH UNDERARM, WOOD (E0113),                  *
                                  ADJ OR FIX, EACH, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0114     E0114        2026       CRUTCHES UNDERARM, ALUM (E0114),                *
                                  ADJ OR FIX, PAIR, COMPLETE
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0116     E0116        2024       CRUTCH UNDERARM, ALUM (E0116),                  *
                                  ADJ OR FIX, EACH, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0130     E0130        2037       WALKER, RIGID (E0130)                           *
                                  (PICKUP), ADJ OR FIX HEIGHT
----------------------------------------------------------------------------------------------------------------
E0135     E0135        2036       WALKER, FOLDING (E0135)                         *
                                  (PICKUP), ADJ OR FIX HEIGHT
----------------------------------------------------------------------------------------------------------------
E0141     E0141        2040       WALKER, WHEELED (E0141),  W/OUT                 *
                                  SEAT
----------------------------------------------------------------------------------------------------------------
E0142     DM570        2034       RIGID WALKER (E0142), WHEELED,                  *
                                  W/ SEAT,
----------------------------------------------------------------------------------------------------------------
E0143     E0143        2029       WALKER FOLDING, WHEELED                         *
                                  (E0143), W/OUT SEAT
----------------------------------------------------------------------------------------------------------------
E0145     DM570        2039       WALKER (E0145), WHEELED, W/                     *
                                  SEAT AND CRUTCH ATTACHMENTS
----------------------------------------------------------------------------------------------------------------
E0146     DM570        2038       WALKER, WHEELED, W/ SEAT (E0146)                *
----------------------------------------------------------------------------------------------------------------
E0147     E0147        2030       WALKER HVY DUT (E0147),  MULT                   *
                                  BRAKING SYS, VAR WHEEL
                                  RESISTANCE
----------------------------------------------------------------------------------------------------------------
E0153     E0153        2032       CRUTCH PLATFORM ATTACHMENT                      *
                                  (E0153), FOREARM EA
----------------------------------------------------------------------------------------------------------------
E0154     E0154        2033       WALKER PLATFORM ATTACHMENT                      *
                                  (E0154), EA
----------------------------------------------------------------------------------------------------------------
E0155     E0155        2041       WALKER WHEEL ATTACHMENT (E0155),                *
                                  RIGID (PICKUP) WALKER
----------------------------------------------------------------------------------------------------------------
E0156     DM570        2035       WALKER SEAT ATTACHMENT (E0156)                  *
----------------------------------------------------------------------------------------------------------------
E0157     E0157        2022       WALKER, CRUTCH ATTACHMENT                       *
                                  (E0157), EACH
----------------------------------------------------------------------------------------------------------------
E0158     E0158        2031       WALKER LEG EXTENSIONS (E0158)                   *
----------------------------------------------------------------------------------------------------------------
E0163     E0163        2047       COMMODE CHAIR, STATIONARY                       *
                                  (E0163),  W/ FIX ARMS
----------------------------------------------------------------------------------------------------------------
E0164     E0164        2045       COMMODE CHAIR, MOBILE                           *
                                  (E0164),  W/ FIX ARMS
----------------------------------------------------------------------------------------------------------------
E0165     E0165        2046       COMMODE CHAIR (E0165),                          *
                                  STATIONARY, W/ DETACH ARMS
----------------------------------------------------------------------------------------------------------------
E0165     E0165        2591       COMMODE, XXWIDE(E0165)                          *
----------------------------------------------------------------------------------------------------------------
E0166     E0166        2044       COMMODE CHAIR (E0166), MOBILE,                  *
                                  W/ DETACH ARMS
----------------------------------------------------------------------------------------------------------------
E0167     E0167        2051       COMMODE CHAIR, PAIL OR PAN                      *
                                  (E0167)
----------------------------------------------------------------------------------------------------------------
E0176     E0176        2142       CUSHION (E0176) OR AIR PRESSURE                 *
                                  PAD, NON-POSITIONING
----------------------------------------------------------------------------------------------------------------
E0176     E0176        2394       REPLACEMENT PAD (E0176)                         *
                                  ALTERNATING PRESS
----------------------------------------------------------------------------------------------------------------
E0177     E0177        2224       CUSHION OR WATER PRESS PAD                      *
                                  (E0177), NONPOSITIONING
----------------------------------------------------------------------------------------------------------------
E0178     E0178        2160       CUSHION OR GEL PRESS PAD                        *
                                  (E0178), NONPOSITIONING
----------------------------------------------------------------------------------------------------------------
E0179     E0179        2154       CUSHION (E0179) OR DRY PRESSURE                 *
                                  PAD, NONPOSTIONING
----------------------------------------------------------------------------------------------------------------
E0180     E0180        2196       PUMP (E0180), ALTERNATING                       *              *
                                  PRESSURES W/PAD
----------------------------------------------------------------------------------------------------------------
E0181     E0181        2197       PUMP (E0181), ALTERNATING PRESS                 *              *
                                  W/PAD,  HVY DUTY
----------------------------------------------------------------------------------------------------------------
E0184     E0184        2074       MATTRESS, DRY PRESSURE (E0184)                  *
----------------------------------------------------------------------------------------------------------------
E0185     E0185        2076       MATTRESS (E0185), GEL OR                        *
                                  GEL-LIKE PRESSURE PAD
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0186     E0186        2064       MATTRESS, AIR PRESSURE (E0186)                  *
----------------------------------------------------------------------------------------------------------------
E0187     E0187        2099       MATTRESS, WATER PRESSURE (E0187)                *
----------------------------------------------------------------------------------------------------------------
E0188     DM570        2217       PAD, SYNTHETIC SHEEPSKIN (A9900)                *
----------------------------------------------------------------------------------------------------------------
E0189     DM570        2177       PAD, LAMBSWOOL SHEEPSKIN                        *
                                  (E0189), ANY SIZE
----------------------------------------------------------------------------------------------------------------
E0192     E0192        2573       CUSHION, JAY FOR W/C (E0192)                    *              *
----------------------------------------------------------------------------------------------------------------
E0192     E0192        2572       CUSHION, ROHO FOR W/C  (E0192)                  *              *
----------------------------------------------------------------------------------------------------------------
E0192     E0192        2178       W/C PAD (E0192), LOW PRESS AND                  *              *
                                  POSITIONING EQUALIZATION
----------------------------------------------------------------------------------------------------------------
E0193     E0193        2098       MATTRESS, LOW AIR LOSS (E0193),                 *              *             *
                                  INCL. BED
----------------------------------------------------------------------------------------------------------------
E0194     DM570        2063       AIR FLUIDIZED BED (E0194)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E0270     E1399        6887       HOSPITAL BED INSTITUTIONAL                      *              *             *
----------------------------------------------------------------------------------------------------------------
E0196     E0196        2077       MATTRESS, GEL PRESSURE (E0196)                  *
----------------------------------------------------------------------------------------------------------------
E0197     E0197        2065       MATTRESS, AIR PRESSURE PAD                      *
                                  (E0197)
----------------------------------------------------------------------------------------------------------------
E0198     E0198        2100       MATTRESS (E0198), WATER                         *
                                  PRESSURE PAD
----------------------------------------------------------------------------------------------------------------
E0199     E0199        2075       MATTRESS, DRY PRESSURE PAD                      *
                                  (E0199)
----------------------------------------------------------------------------------------------------------------
E0200     E0200        2228       HEAT LAMP (E0200),  W/OUT                       *
                                  STAND, INCL/BULB, OR INFRARED
                                  ELEMENT
----------------------------------------------------------------------------------------------------------------
E0202     E0202        2229       PHOTOTHERAPY (BILIRUBIN)                        *                            *
                                  (E0202), LIGHT WIT
----------------------------------------------------------------------------------------------------------------
E0202     E0202        2524       PHOTOTHERAPY, BILI BLANKET                      *                            *
                                  (E0202)
----------------------------------------------------------------------------------------------------------------
E0205     E0205        2227       HEAT LAMP (E0205), WITH STAND,                  *
                                  INCL/ BULB, OR INFRARED ELEMENT
----------------------------------------------------------------------------------------------------------------
E0210     DM570        2156       HEATING PAD, STANDARD (E0210)                   *
----------------------------------------------------------------------------------------------------------------
E0215     DM570        2155       HEATING PAD (E0215), ELECTRIC,                  *
                                  MOIST
----------------------------------------------------------------------------------------------------------------
E0218     DM570        2560       COLD THERAPY UNIT (E0218)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E0235     DM570        2187       PARAFFIN BATH UNIT, PORT (E0235)                *
----------------------------------------------------------------------------------------------------------------
E0236     DM570        2199       PUMP (E0236) FOR WATER                          *
                                  CIRCULATING PAD
----------------------------------------------------------------------------------------------------------------
E0237     DM570        2223       HEAT COLD WATER (E0237)                         *
                                  CIRCULATING PAD W/PUMP
----------------------------------------------------------------------------------------------------------------
E0238     DM570        2179       HEATING PAD (E0238), MOIST,                     *
                                  NON-ELECTRIC
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2867       BATH TUB RAIL (E0241), WALL,                    *
                                  L-SHAPE
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2862       BATH TUB RAIL, WALL, 12" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2863       BATH TUB RAIL, WALL, 16" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2864       BATH TUB RAIL, WALL, 18" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2865       BATH TUB RAIL, WALL, 24" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2866       BATH TUB RAIL, WALL, 36" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2043       BATH TUB RAIL, WALL,                            *
                                  UNSPECIFIED SIZE
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0242     DM570        2042       BATH TUB RAIL, FLOOR BASE                       *
                                  (E0242)
----------------------------------------------------------------------------------------------------------------
E0243     DM570        2056       TOILET RAIL, EACH (E0243)                       *
----------------------------------------------------------------------------------------------------------------
E0244     E0244        2587       TOILET SEAT (E0244) RAISED WITH                 *
                                  ARMS
----------------------------------------------------------------------------------------------------------------
E0244     E0244        2052       TOILET SEAT, RAISED (E0244)                     *
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2575       BATH BENCH WITH BACK (E0245)                    *
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2058       BATH TUB STOOL OR BENCH (E0245)                 *
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2578       TRANSFER BENCH, NON-PADDED                      *
                                  (E0245)
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2577       TRANSFER BENCH, PADDED (E0245)                  *
----------------------------------------------------------------------------------------------------------------
E0246     DM570        2057       TRANSFER TUB RAIL(E0246),                       *
                                  ATTACHMENT
----------------------------------------------------------------------------------------------------------------
E0249     DM570        2186       HEAT UNIT (E0249), WATER                        *
                                  CIRCULATING PAD
----------------------------------------------------------------------------------------------------------------
E0255     E0255        2090       HOSP BED (E0255), VAR HEIGHT,                   *              *
                                  HI-LO, W/ SIDE RAILS, W/
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0256     E0256        2091       HOSP BED (E0256), VAR HEIGHT,                   *              *
                                  HI-LO, W/ SIDE RAILS, W/O
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0260     E0260        2083       HOSP BED (E0260), SEMI-ELEC, W/                 *              *
                                  SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0261     E0261        2084       HOSP BED (E0261), SEMI-ELEC, W/                 *              *
                                  SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0265     E0265        2086       HOSP BED (E0265), TOTAL ELEC,                   *              *
                                  W/ SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0266     E0266        2087       HOSP BED (E0266), TOTAL ELEC,                   *              *
                                  W/ SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0271     E0271        2096       MATTRESS, INNERSPRING (E0271)                   *
----------------------------------------------------------------------------------------------------------------
E0272     E0272        2095       MATTRESS, FOAM RUBBER (E0272)                   *
----------------------------------------------------------------------------------------------------------------
E0273     DM570        2068       BED BOARD (E1399)                               *
----------------------------------------------------------------------------------------------------------------
E0274     DM570        2097       OVER-BED TABLE (E0274)                          *
----------------------------------------------------------------------------------------------------------------
E0275     E0275        2071       BED PAN, STANDARD (E0275),                      *
                                  METAL OR PLASTIC
----------------------------------------------------------------------------------------------------------------
E0276     E0276        2070       BED PAN, FRACTURE (E0276),                      *
                                  METAL OR PLASTIC
----------------------------------------------------------------------------------------------------------------
E0277     E0277        2066       MATTRESS (E0277), LOW AIR LOSS,                 *              *             *
                                  ALT PRESSURE
----------------------------------------------------------------------------------------------------------------
E0280     DM570        2069       BED CRADLE, ANY TYPE (E1399)                    *              *
----------------------------------------------------------------------------------------------------------------
E0292     E0292        2092       HOSP BED (E0292), VAR HEIGHT,                   *              *
                                  HI-LO, W/OUT S/ RAILS, W/
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0293     E0293        2093       HOSP BED (E0293), VAR HEIGHT,                   *              *
                                  HI-LO, NO SIDE RAILS, NO
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0294     E0294        2085       HOSP BED (E0294), SEMI-ELEC,                    *              *
                                  W/OUT SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0295     E0295        2094       HOSP BED (E0295), SEMI-ELEC,                    *              *
                                  W/OUT SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0296     E0296        2089       HOSP BED (E0296), TOTAL ELEC,                   *              *
                                  W/OUT SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0297     E0297        2088       HOSP BED (E0297), TOTAL ELEC,                   *              *
                                  W/OUT SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0305     E0305        2073       BED SIDE RAILS (E0305), HALF                    *              *
                                  LENGTH
----------------------------------------------------------------------------------------------------------------
E0310     E0310        2072       BED SIDE RAILS (E0310), FULL                    *
                                  LENGTH
----------------------------------------------------------------------------------------------------------------
E0315     DM570        2067       BED ACCESSORIES: BOARDS OR                                     *
                                  TABLES, ANY TYPE
----------------------------------------------------------------------------------------------------------------
E0325     E0325        2060       URINAL; MALE (E0325), JUG-TYPE,                 *
                                  ANY MATERIAL
----------------------------------------------------------------------------------------------------------------
E0326     E0326        2059       URINAL; FEMALE (E0326),                         *
                                  JUG-TYPE, ANY MATERIAL
----------------------------------------------------------------------------------------------------------------
E0372     E0372        7008       MATTRESS (E0372) POWERED AIR                    *              *             *
                                  OVERLAY
----------------------------------------------------------------------------------------------------------------
E0410     E0444        2369       O2 CONTENTS, LIQUID (E0444),                    *
                                  PER POUND
----------------------------------------------------------------------------------------------------------------
E0416     E0443        2371       O2 REFILL FOR PORT (E0443) GAS                  *
                                  SYSTEM ONLY, UP TO 23 CUBIC FEET
----------------------------------------------------------------------------------------------------------------
E0424     E0424        2385       O2 SYS STATIONARY (E0424) COMPR                 *              *
                                  GAS, RENT
----------------------------------------------------------------------------------------------------------------
E0430     E0430        2374       O2 SYS PORT GAS, PURCH (E0430)                  *              *
----------------------------------------------------------------------------------------------------------------
E0431     E0431        2574       O2 SYS PORT GAS, LIGHTWEIGHT                    *              *
                                  (E0431) W/CONSERV DEVICE,NO
                                  CONTENT
----------------------------------------------------------------------------------------------------------------
E0431     E0431        2375       O2 SYS PORT GAS, RENT (E0431)                   *              *
----------------------------------------------------------------------------------------------------------------
E0434     E0434        2377       O2 SYS PORT LIQUID,RENT (E0434)                 *              *
----------------------------------------------------------------------------------------------------------------
E0435     E0435        2376       O2 SYS PORT LIQUID, PURCH                       *              *
                                  (E0435)
----------------------------------------------------------------------------------------------------------------
E0439     E0439        2388       O2 SYS STATIONARY (E0439)                       *              *
                                  LIQUID, RENT
----------------------------------------------------------------------------------------------------------------
E0440     E0440        2387       O2 SYS STATIONARY (E0440)                       *              *
                                  LIQUID, PURCH
----------------------------------------------------------------------------------------------------------------
E0443     E0400        2869       O2 CONTENTS, H/K CYLINDER                       *              *
                                  (E0400), 200-300 CUBIC FT
----------------------------------------------------------------------------------------------------------------
E0444     E0444        2379       O2 CONTENTS, PORT LIQUID                        *              *
                                  (E0444), PER UNIT (1 UNIT = 1
                                  LB.)
----------------------------------------------------------------------------------------------------------------
E0450     E0450        7555       POSITIVE PRESSURE VENTS                         *              *
                                  (E0450)(E.G. T-BIRD)
----------------------------------------------------------------------------------------------------------------
E0450     E0450        7926       POSITIVE PRESSURE VENTS,
                                  EMERGENCY BACKUP (E.G.T-BIRD)                                  *
                                  (E0450)
----------------------------------------------------------------------------------------------------------------
E0450     E0450        2392       VENTILATOR VOLUME (E0450),                      *              *
                                  STATIONARY OR PORT
----------------------------------------------------------------------------------------------------------------
E0450     E0450        7522       VENTILATOR, VOLUME, (E0450)                     *              *
                                  EMERGENCY BACKUP UNIT
----------------------------------------------------------------------------------------------------------------
E0452     E0452        2332       BILEVEL INTERMITTENT (E0452)                    *              *
                                  ASSIST DEVICE,(BIPAP)
----------------------------------------------------------------------------------------------------------------
E0453     E0453        2390       VENTILATOR THERAPEUTIC (E0453);                 *              *
                                  FOR USE 12 HOURS OR LESS PER DAY
----------------------------------------------------------------------------------------------------------------
E0455     E0455        2372       O2 TENT (E0455), EXCLUDING                      *              *
                                  CROUP OR PEDIATRIC TENTS
----------------------------------------------------------------------------------------------------------------
E0457     E0457        2323       CHEST SHELL (CUIRASS) (E0457)                   *              *
----------------------------------------------------------------------------------------------------------------
E0459     E0459        2324       CHEST WRAP (E0459)                              *              *
----------------------------------------------------------------------------------------------------------------
E0460     E0460        2339       VENTILATOR (E0460), NEGATIVE                    *              *
                                  PRESSURE, PORTABLE OR
                                  STATIONARY
----------------------------------------------------------------------------------------------------------------
E0480     DM570        2373       PERCUSSOR (E0480), ELEC OR                      *              *
                                  PNEUM, HOME MODEL
----------------------------------------------------------------------------------------------------------------
E0500     E0500        2333       IPPB, W/ BUILT-IN NEB (E0500)                   *              *
                                  MAN OR AUTO VALVES; INT/EXT
                                  POWER
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0550     E0550        2328       HUMIDIFIER (E0550) DURABLE FOR                  *              *
                                  EXTENSIV SUP/ HUMID W/ IPPB OR
                                  O2
----------------------------------------------------------------------------------------------------------------
E0555     E0555        2330       HUMIDIFIER (E0555), DURABLE,                    *
                                  GLASS, FOR USE W/ REG OR
                                  FLOWMETER
----------------------------------------------------------------------------------------------------------------
E0565     E0565        2325       COMPRESSOR, AIR POWER (E0565)                   *              *
----------------------------------------------------------------------------------------------------------------
E0570     E0570        2336       NEBULIZER, W/ COMPRESSOR (E0570)                *              *
----------------------------------------------------------------------------------------------------------------
E0575     DM570        2571       NEBULIZER (E0575), ULTRASONIC,                  *              *
                                  AC/DC
----------------------------------------------------------------------------------------------------------------
E0575     DM570        2338       NEBULIZER; ULTRASONIC (E0575)                   *              *
----------------------------------------------------------------------------------------------------------------
E0585     E0585        2337       NEBULIZER(E0585), W/ COMPRESSOR                 *              *
                                  AND HEATER
----------------------------------------------------------------------------------------------------------------
E0600     E0600        2389       SUCTION PUMP (E0600), HOME MODEL                *              *
----------------------------------------------------------------------------------------------------------------
E0600     E0600        7523       SUCTION UNIT, (E0600), PORTABLE                 *              *
                                  AC/DC
----------------------------------------------------------------------------------------------------------------
E0601     E0601        2326       CONTINUOUS POSITVE (E0601)                      *              *
                                  AIRWAY PRESSURE DEVICE (CPAP)
----------------------------------------------------------------------------------------------------------------
E0601     E0601        6965       CPAP, SELF TITRATING (E0601)                    *              *
----------------------------------------------------------------------------------------------------------------
E0605     DM570        2391       VAPORIZER, ROOM TYPE (E0605)                    *
----------------------------------------------------------------------------------------------------------------
E0606     DM570        2380       POSTURAL DRAINAGE BOARD (E0606)                 *
----------------------------------------------------------------------------------------------------------------
E0607     E0607        6874       MONITOR, B/GLUCOSE (E0607)                      *
                                  ACCUCHEK AD
----------------------------------------------------------------------------------------------------------------
E0607     E0607        2164       MONITOR, BLOOD GLUCOSE (E0607)                  *
----------------------------------------------------------------------------------------------------------------
E0618     E0608        2322       APNEA MONITOR (E0608)                           *              *
----------------------------------------------------------------------------------------------------------------
E0619     E0608        2576       APNEA MONITOR (E0608) W/MEM                     *              *
                                  (INCL SMART)
----------------------------------------------------------------------------------------------------------------
E0609     E0609        2146       MONITOR, BLOOD GLUCOSE (E0609)                  *
                                  W/SPECIAL FEATURES
----------------------------------------------------------------------------------------------------------------
E0621     E0621        2215       PATIENT LIFT (E0621), SLING OR                  *              *
                                  SEAT, CANVAS OR NYLON
----------------------------------------------------------------------------------------------------------------
E0625     DM570        2191       PATIENT LIFT (E0625), KARTOP,                                  *             *
                                  BATHROOM OR TOILET
----------------------------------------------------------------------------------------------------------------
E0627     E0627        4553       HIP CHAIR (E0627)                               *              *
----------------------------------------------------------------------------------------------------------------
E0627     DM570        2395       SEAT LIFT CHAIR/MOTORIZED                       *              *
                                  (E0627)
----------------------------------------------------------------------------------------------------------------
E0627     DM570        2205       SEAT LIFT MECH (E0627)                          *              *
                                  INCORPORATED INTO A COMB
                                  LIFT-CHAIR MECH
----------------------------------------------------------------------------------------------------------------
E0630     E0630        2190       PATIENT LIFT, HYDRAULIC                         *              *
                                  (E0630), W/ SEAT OR SLING
----------------------------------------------------------------------------------------------------------------
E0635     DM570        2189       PATIENT LIFT (E0635), ELEC W/                   *              *
                                  SEAT OR SLING
----------------------------------------------------------------------------------------------------------------
E0650     E0650        2192       PNEUM COMPRESSOR (E0650),                       *              *
                                  NON-SEG HOME MODEL
----------------------------------------------------------------------------------------------------------------
E0651     E0651        2194       PNEUM COMPRESSOR (E0651), SEG                   *              *
                                  HOME MODEL W/OUT CALIB GRAD PRES
----------------------------------------------------------------------------------------------------------------
E0652     E0652        2193       PNEUM COMPRESSOR (E0652), SEG                   *              *
                                  HOME MODEL W/ CALIB GRAD PRES
----------------------------------------------------------------------------------------------------------------
E0655     E0655        2182       PNEUM COMPRESSOR (E0655),                       *
                                  NON-SEG APPLIANCE, HALF ARM
----------------------------------------------------------------------------------------------------------------
E0660     E0660        2181       PNEUM COMPRESSOR (E0660),                       *
                                  NON-SEG APPLIANCE, FULL LEG
----------------------------------------------------------------------------------------------------------------
E0665     E0665        2180       PNEUM COMPRESSOR (E0665),                       *
                                  NON-SEG APPLIANCE, FULL ARM
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0666     E0666        2183       PNEUM COMPRESSOR (E0666),                       *
                                  NON-SEG APPLIANCE, HALF LEG
----------------------------------------------------------------------------------------------------------------
E0667     E0667        2210       PNEUM APPLIANCE (E0667), SEG,                   *
                                  FULL LEG
----------------------------------------------------------------------------------------------------------------
E0668     E0668        2209       PNEUM APPLIANCE (E0668), SEG,
                                  FULL ARM
----------------------------------------------------------------------------------------------------------------
E0669     E0669        2212       PNEUM APPLIANCE (E0669), SEG,                   *
                                  HALF LEG
----------------------------------------------------------------------------------------------------------------
E0670     E0670        2211       PNEUM APPLIANCE (E0670), SEG,                   *
                                  HALF ARM
----------------------------------------------------------------------------------------------------------------
E0671     E0671        2207       PNEUM APPLIANCE (E0671), SEG                    *
                                  GRAD PRESS, FULL LEG
----------------------------------------------------------------------------------------------------------------
E0672     E0672        2206       PNEUM APPLIANCE (E0672), SEG                    *
                                  GRAD PRESS, FULL ARM
----------------------------------------------------------------------------------------------------------------
E0673     E0673        2208       PNEUM APPLIANCE (E0673), SEG                    *
                                  GRAD PRESS, HALF LEG
----------------------------------------------------------------------------------------------------------------
E0690     DM570        2221       ULTRAVIOLET CABINET (E0690),                    *
                                  APPROPRIATE FOR HOME USE
----------------------------------------------------------------------------------------------------------------
E0700     DM570        2204       SAFETY EQUIP (E0700) (E.G.,                     *
                                  BELT, HARNESS OR VEST)
----------------------------------------------------------------------------------------------------------------
E0710     DM570        2202       RESTRAINTS (E0710), ANY TYPE                    *
                                  (BODY, CHEST, WRIST OR ANKLE)
----------------------------------------------------------------------------------------------------------------
E0720     E0720        2219       TENS (E0720), TWO LEAD,                         *              *
                                  LOCALIZED STIMULATION
----------------------------------------------------------------------------------------------------------------
E0730     E0730        2218       TENS (E0730), FOUR LEAD, LARGER                 *              *
                                  AREA/MULTIPLE NERVE STIMULATION
----------------------------------------------------------------------------------------------------------------
E0731     E0731        2159       TENS OR NMES (E0731),                           *              *
                                  CONDUCTIVE GARMENT
----------------------------------------------------------------------------------------------------------------
E0744     E0744        2120       STIMULATOR (E0744),                             *              *
                                  NEUROMUSCULAR FOR SCOLIOSIS
----------------------------------------------------------------------------------------------------------------
E0745     E0745        2120       STIMULATOR (E0745),                             *              *
                                  NEUROMUSCULAR, ELECTRONIC SHOCK
                                  UNIT
----------------------------------------------------------------------------------------------------------------
E0745     E0745        6915       STIMULATOR FOUR CH (E0745),                     *              *
                                  NEUROMUSCULAR
----------------------------------------------------------------------------------------------------------------
E0746     DM570        2109       ELECTROMYOGRAPHY (EMG) (E0746),                 *              *
                                  BIOFEEDBACK DEVICE
----------------------------------------------------------------------------------------------------------------
E0747     DM570        2122       STIMULATOR (E0747), OSTEOGENIC,                 *
                                  NON-INVASIVE
----------------------------------------------------------------------------------------------------------------
E0748     DM570        2124       STIMULATOR (E0748), OSTEOGENIC                  *
                                  NON-INVASIVE, SPINAL
                                  APPLICATIONS
----------------------------------------------------------------------------------------------------------------
E0755     DM570        2157       STIMULATOR (E0755), ELECTRONIC                  *
                                  SALIVARY REFLEX, NON INVASIVE
----------------------------------------------------------------------------------------------------------------
E0776     E0776        2175       IV POLE (E0776)                                 *              *
----------------------------------------------------------------------------------------------------------------
E0784     E0784        2158       PUMP (E0784), EXT AMBULATORY                    *
                                  INFUSION, MINIMED, INSULIN
----------------------------------------------------------------------------------------------------------------
E0784     E0784        7925       PUMP, EXT INFUSION, NON - DANA                  *
                                  PREMIUM, INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
E0784     E0784        6771       PUMP (E0784), INSULIN EXT                       *
                                  INFUSION DISETRONICS OR OTHER
----------------------------------------------------------------------------------------------------------------
E0840     E0840        2133       TRACTION FRAME (E0840), ATTACH                  *
                                  TO HEADBOARD, CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0850     E0850        2134       TRACTION STAND (E0850), FREE                    *              *
                                  STANDING, CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0855     E0855        7484       TRACTION (E0855), W/O FRAME OR                  *              *
                                  STAND
----------------------------------------------------------------------------------------------------------------
E0860     E0860        2130       TRACTION EQUIP (E0860),                         *
                                  OVERDOOR, CERVICAL
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0870     E0870        2131       TRACTION FRAME (E0870), ATTACH                  *              *
                                  TO FOOTBOARD, EXTREMITY, BUCKS
----------------------------------------------------------------------------------------------------------------
E0880     E0880        2135       TRACTION STAND (E0880)                          *              *
                                  FREE/STAND EXTREMITY TRACTION,
                                  EG, BUCK'S
----------------------------------------------------------------------------------------------------------------
E0890     E0890        2132       TRACTION FRAME (E0890), ATTACH                  *              *
                                  TO FOOTBOARD, PELVIC TRACTION
----------------------------------------------------------------------------------------------------------------
E0900     E0900        2136       TRACTION STAND (E0900) FREE/                    *              *
                                  STAND PELVIC TRACTION,( EG,
                                  BUCK'S)
----------------------------------------------------------------------------------------------------------------
E0910     E0910        2138       TRAPEZE BARS (E0910), A/K/A PT                  *              *
                                  HELPER, ATTACH TO BED W/ GRAB
                                  BAR
----------------------------------------------------------------------------------------------------------------
E0920     E0920        2111       FRACTURE FRAME (E0920), ATTACH                  *              *
                                  TO BED, INCLUDING WEIGHTS
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2125       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2859       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, ANKLE
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2860       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, ELBOW
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2857       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, HAND
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2858       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, SHOULDER
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2861       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, WRIST
----------------------------------------------------------------------------------------------------------------
E0940     E0940        2137       TRAPEZE BAR (E0940), FREE                       *              *
                                  STANDING, COMPLETE W/ GRAB BAR
----------------------------------------------------------------------------------------------------------------
E0941     E0941        2116       TRACTION DEVICE (E0941),                        *              *
                                  GRAVITY ASSISTED
----------------------------------------------------------------------------------------------------------------
E0942     E0942        2101       HARNESS/HALTER (E0942),                         *              *
                                  CERVICAL HEAD
----------------------------------------------------------------------------------------------------------------
E0944     E0944        2126       HARNESS (E0944), PELVIC BELT,                   *              *
                                  BOOT
----------------------------------------------------------------------------------------------------------------
E0945     DM570        2110       HARNESS (E0945), EXTREMITY BELT                 *              *
----------------------------------------------------------------------------------------------------------------
E0946     E0946        2115       FRACTURE, FRAME (E0946), DUAL                   *              *
                                  W/ CROSS BARS, ATTACH TO BED
----------------------------------------------------------------------------------------------------------------
E0947     E0947        2113       FRACTURE FRAME (E0947),                         *              *
                                  ATTACHMENTS FOR COMPLEX PELVIC
                                  TRACTION
----------------------------------------------------------------------------------------------------------------
E0948     E0948        2112       FRACTURE FRAME (E0948)                          *              *
                                  ATTACHMENTS FOR COMPLEX
                                  CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0950     DM570        2139       TRAY (E0950)                                    *
----------------------------------------------------------------------------------------------------------------
E0958     E0958        2307       W/C PART ATTACHMENT (E0958) TO                  *
                                  CONVERT ANY W/C TO ONE ARM DRIVE
----------------------------------------------------------------------------------------------------------------
E0959     E0959        2237       W/C PART AMPUTEE ADAPTER(E0959)                 *
                                  (COMPENSATE FOR TRANS OF WEIGHT)
----------------------------------------------------------------------------------------------------------------
E0962     E0962        2232       CUSHION FOR WC 1" (E0962)                       *
----------------------------------------------------------------------------------------------------------------
E0963     E0963        2233       CUSHION FOR WC 2" (E0963)                       *
----------------------------------------------------------------------------------------------------------------
E0964     E0964        2234       CUSHION FOR WC 3" (E0964)                       *
----------------------------------------------------------------------------------------------------------------
E0965     E0965        2235       CUSHION FOR WC 4" (E0965)                       *
----------------------------------------------------------------------------------------------------------------
E0972     DM570        2230       TRANSFER BOARD OR DEVICE (E0972)                *
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0977     E0977        2317       CUSHION, WEDGE FOR W/C (E0977)                  *
----------------------------------------------------------------------------------------------------------------
E0978     E0978        2248       BELT, SAFETY (E0978) W/                         *
                                  AIRPLANE BUCKLE, W/C
----------------------------------------------------------------------------------------------------------------
E0979     DM570        2249       BELT, SAFETY (E0979) W/ VELCRO                  *
                                  CLOSURE, W/C
----------------------------------------------------------------------------------------------------------------
E0980     DM570        2292       SAFETY VEST (E0980), W/C                        *
----------------------------------------------------------------------------------------------------------------
E1031     E1031        2291       ROLLABOUT CHAIR (E1031), W/                     *              *
                                  CASTORS 5" OR GREATER
----------------------------------------------------------------------------------------------------------------
E1050     E1050        2260       W/C FULL/REC (E1050), FIX ARMS,                 *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1060     E1060        2259       W/C FULL/REC (E1070), DETACH                    *              *
                                  ARMS, SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1065     E1065        2287       W/C POWER ATTACHMENT (E1065)                    *
----------------------------------------------------------------------------------------------------------------
E1066     E1066        2247       BATTERY CHARGER (E1066)                         *              *
----------------------------------------------------------------------------------------------------------------
E1069     E1069        2255       BATTERY, DEEP CYCLE (E1069)                     *              *
----------------------------------------------------------------------------------------------------------------
E1070     E1070        2258       W/C FULL/REC (E1060), DETACH                    *              *
                                  ARMS, SWING AWAY DET/ ELEV
                                  LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1083     E1083        2263       W/C HEMI (E1083), FIX ARMS,                     *              *
                                  SWING AWAY DETACH ABLE ELEV LEG
                                  REST
----------------------------------------------------------------------------------------------------------------
E1084     E1084        2262       W/C HEMI (E1084), DETACH ARMS,                  *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1085     E1085        2264       W/C HEMI (E1085), FIX ARMS,                     *              *
                                  SWING AWAY DETACH ABLE FOOT
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1086     E1086        2261       W/C HEMI (E1086), DETACH ARMS,                  *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1087     E1087        2265       W/C HI STRENGTH LT-WT (E1087),                  *              *
                                  FIX ARMS, S/AWAY ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1088     E1088        2268       W/C HI STRENGTH LT-WGT (E1088),                 *              *
                                  D/ ARMS, S/AWAY ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1089     E1089        2266       W/C HI STRENGTH LT-WGT (E1089),                 *              *
                                  FIX ARMS, S/AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1090     E1090        2267       W/C HI STRENGTH LT-WG (E1090),                  *              *
                                  DETACH ARMS, S/AWAY D/FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1091     E1091        2321       W/C YOUTH, ANY TYPE (E1091)                     *              *
----------------------------------------------------------------------------------------------------------------
E1092     E1092        2319       W/C WIDE HVY DUTY (E1092),                      *              *
                                  DETACH ARMS S/AWAY DETACH
                                  ELEVAT LEGS
----------------------------------------------------------------------------------------------------------------
E1093     E1093        2320       W/C WIDE HVY DUTY (E1093),                      *              *
                                  DETACH ARMS S/AWAY DETACH
                                  FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1100     E1100        2296       W/C SEMI-RECLINING (E1100),                     *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1110     E1110        2295       W/C SEMI-RECLINING (E1110),                     *              *
                                  DETACH ARMS ELEV LEG REST
----------------------------------------------------------------------------------------------------------------
E1130     E1130        2303       W/C STANDARD (E1130), FIX OR                    *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1140     E1140        2313       W/C (E1140), DETACH ARMS SWING                  *              *
                                  AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1150     E1150        2314       W/C (E1150), DETACH ARMS, SWING                 *              *
                                  AWAY DETACH ELEVAT LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1160     E1160        2315       W/C (E1160), W/ FIX ARMS, SWING                 *              *
                                  AWAY DETACH ELEVAT LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1160     E1160        2396       W/C (E1160), W/FIX ARMS                         *              *
                                  REMOVABLE FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1170     E1170        2241       W/C AMPUTEE (E1170), FIX ARMS,                  *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1171     E1171        2242       W/C AMPUTEE (E1171), FIX ARMS,                  *              *
                                  W/OUT FOOTRESTS OR LEGREST
----------------------------------------------------------------------------------------------------------------
E1172     E1172        2240       W/C AMPUTEE (E1172), DETACH                     *              *
                                  ARMS W/OUT FOOTRESTS OR LEGREST
----------------------------------------------------------------------------------------------------------------
E1180     E1180        2239       W/C AMPUTEE (E1180), DETACH               *                    *
                                  ARMS SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1190     E1190        2238       W/C AMPUTEE (E1190), DETACH                     *              *
                                  ARMS SWING AWAY DETACH ELEV
                                  LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1195     E1195        2273       W/C HVY DUTY (E1195), FIX ARMS,                 *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1200     E1200        2243       W/C AMPUTEE (E1200), FIX FULL                   *              *
                                  LENGTH ARMS, S/AWAY D/FOOTREST
----------------------------------------------------------------------------------------------------------------
E1210     E1210        2281       W/C MOTORIZED (E1210), FIX                      *              *
                                  ARMS, S/AWAY DETACH ELEV LEG
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1211     E1211        2279       W/C MOTORIZED (E1211), DETACH                   *              *
                                  ARMS, S/AWAY DETACH FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1212     E1212        2282       W/C MOTORIZED (E1212), FIX                      *              *
                                  ARMS, SWING AWAY DETACH FOOT
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1213     E1213        2280       W/C MOTORIZED (E1213), DETACH                   *              *
                                  ARMS S/AWAY, DETACH ELEV LEG
                                  REST
----------------------------------------------------------------------------------------------------------------
E1220     E1220        2551       W/C CUSTOM (E1220)                              *              *
----------------------------------------------------------------------------------------------------------------
E1220     E1220        2579       W/C XXWIDE (E1220)                                                           *
----------------------------------------------------------------------------------------------------------------
E1230     E1230        2288       SCOOTER (E1230), THREE OR 4                     *              *
                                  WHEEL
----------------------------------------------------------------------------------------------------------------
E1240     E1240        2276       W/C LT-WGT (E1240), DETACH ARMS                 *              *
                                  SWING AWAY DETACH, ELEV LEGREST
----------------------------------------------------------------------------------------------------------------
E1250     E1250        2278       W/C LT-WGT (E1250), FIX ARMS,                   *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1260     E1260        2275       W/C LT-WGT (E1260), DETACH ARMS                 *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1270     E1270        2277       W/C LT-WGT (E1270), FIX ARMS,                   *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1280     E1280        2270       W/C HVY DUTY (E1280), DETACH                    *              *
                                  ARMS ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1285     E1285        2274       W/C HVY DUTY (E1285), FIX ARMS,                 *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1290     E1290        2271       W/C HVY DUTY (E1290), DETACH                    *              *
                                  ARMS SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1295     E1295        2272       W/C HVY DUTY (E1295), FIX                       *              *
                                  ARMS, ELEV LEGREST
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1300     DM570        2062       WHIRLPOOL (E1300), PORT                         *              *
                                  (OVERTUB TYPE)
----------------------------------------------------------------------------------------------------------------
E1310     DM570        2061       WHIRLPOOL (E1399), NON-PORT                                    *             *
                                  (BUILT-IN TYPE)
----------------------------------------------------------------------------------------------------------------
E1353     E1353        2381       O2 REGULATOR (E1353)                            *              *
----------------------------------------------------------------------------------------------------------------
E1355     E1355        2384       CYLINDER STAND/RACK (E1355)                     *              *
----------------------------------------------------------------------------------------------------------------
E1372     E1372        2331       IMMERSION EXT HEATER (E1372)                    *              *
                                  FOR NEBULIZER
----------------------------------------------------------------------------------------------------------------
E1375     E1375        2334       NEBULIZER PORT (E1375) W/ SMALL                 *              *
                                  COMPRESSOR, W/ LIMITED FLOW
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2568       ADAPTER (A9900), AC/DC                          *              *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2586       APNEA MONITOR DOWNLOAD (E1399)                  *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2552       BATH LIFT (E1399), CUSTOM                                      *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2563       BED WEDGE (E1399), 12"                          *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2856       BEDROOM EQUIPMENT (E1399),                                     *             *
                                  CUSTOM
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2525       BREAST PUMP, ELECTRIC (E1399)                   *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2581       BREAST PUMP, INSTITUTIONAL                      *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2580       BREAST PUMP, MANUAL (E1399)                     *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2593       COLD THERAPY UNIT, PAD (E1399)                  *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2565       COMMODE (E1399), DROP ARM,                      *
                                  HEAVY DUTY
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2582       COMPRESSION PUMP BOOT (E1399)                   *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2583       COMPRESSION PUMP, FOOT (E1399)                  *              *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        2569       CPAP HUMIDIFIER (A9900), HEATED                 *              *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        2635       CPAP/BIPAP SUPPLIES (A9900)                                    *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2327       DURABLE MEDICAL EQUIP (E1399),                                 *             *
                                  MISCELLANEOUS
----------------------------------------------------------------------------------------------------------------
E1399     E1220        2584       GERI CHAIR (E1399), THREE                       *              *
                                  POSITION RECLINING
----------------------------------------------------------------------------------------------------------------
E1399     DM570        6780       HOLTER MONITOR (G0004)                                         *
----------------------------------------------------------------------------------------------------------------
E1399     E0265        2590       HOSP BED (E1399), ELECTRIC,                     *              *
                                  XLONG, W/MATTRESS & SIDE RAILS
----------------------------------------------------------------------------------------------------------------
E1399     E0200        2868       LAMP, ULTRAVIOLET (E1399)                       *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2588       MONITOR (E1399), VITAL SIGNS                    *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2529       O2 ANALYZER (A9900)                             *              *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        2594       O2 CONSERVATION DEVICE (A9900)                  *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        6775       OXIMETRY TEST (E1399)                           *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2555       PATIENT LIFT, CUSTOM (E1399)                                   *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2561       PEAK FLOW METER (E1399)                         *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4559       PEDIATRIC WALKER (E1399)                        *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2567       PNEUMOGRAM (E1399)                              *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2553       POSITIONING, CUSTOM (E1399)                                    *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2526       PULSE OXIMETER (E1399)                          *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2527       PULSE OXIMETER W/ PROBE (E1399)                 *              *             *
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399     DM570        2562       SHOWER, HAND HELD (E1399)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2592       SLEEP STUDY, ADULT (E1399)                      *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM590        7483       STIMULATOR (E1399), MUSCLE, LOW                 *              *             *
                                  VOLTAGE OR INTERFERENTIAL
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2855       THERAPY EQUIPMENT, CUSTOM                       *              *             *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E1399     DM570        6774       THERAPY PERCUSSION, GENERATOR                   *              *             *
                                  ONLY
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7506       W/C, CUSTOM (E1399) MANUAL ADULT                               *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7504       W/C, CUSTOM (E1399) MANUAL                                     *             *
                                  PEDIATRIC
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7507       W/C, CUSTOM (E1399) POWER ADULT                                *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7505       W/C, CUSTOM (E1399) POWER                                      *             *
                                  PEDIATRIC
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2564       WALKER (E1399), HEAVY DUTY,                     *              *             *
                                  EXTRA WIDE
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2585       WALKER (E1399), HEMI                            *              *             *
----------------------------------------------------------------------------------------------------------------
K0538     DM570        6873       WOUND SUCTION DEVICE (K0538)                    *              *             *
----------------------------------------------------------------------------------------------------------------
K0539     DM570        7914       DRESSING SET, FOR WOUND SUCTION                 *              *             *
                                  DEVICE (K0539)
----------------------------------------------------------------------------------------------------------------
K0540     DM570        7915       CANISTER SET, FOR WOUND SUCTION                 *              *             *
                                  DEVICE (K0540)
----------------------------------------------------------------------------------------------------------------
E1400     E1390        2361       O2 CONC (E1390),MANUF SPEC                      *              *             *
                                  MAXFLOWRATE = 2 LTS PER MIN@85%
----------------------------------------------------------------------------------------------------------------
G0015     DM570        6779       CARDIAC EVENT MONITOR (G0015)                   *              *             *
----------------------------------------------------------------------------------------------------------------
K0163     DM590        3713       ERECTION SYSTEM, VACUUM (K0163)                 *              *             *
----------------------------------------------------------------------------------------------------------------
K0183     DM590        2516       CPAP MASK (K0183)                               *              *             *
----------------------------------------------------------------------------------------------------------------
K0184     DM590        2515       NASAL PILLOWS/SEALS (K0184)                     *              *             *
                                  REPLACEMENT FOR NASAL APP/ DVC,
                                  PAIR
----------------------------------------------------------------------------------------------------------------
K0185     DM590        2514       CPAP HEADGEAR (K0185)                           *              *             *
----------------------------------------------------------------------------------------------------------------
K0186     DM590        2513       CPAP CHIN STRAP (K0186)                         *              *             *
----------------------------------------------------------------------------------------------------------------
K0187     DM590        2512       CPAP TUBING (K0187)                             *              *             *
----------------------------------------------------------------------------------------------------------------
K0188     DM590        2511       CPAP FILTER (A9900), DISPOSABLE                 *              *             *
----------------------------------------------------------------------------------------------------------------
K0189     DM590        2510       CPAP FILTER (A9900),                            *              *             *
                                  NON-DISPOSABLE
----------------------------------------------------------------------------------------------------------------
K0268     DM590        2509       CPAP HUMIDIFIER (K0268), COOL                   *              *             *
----------------------------------------------------------------------------------------------------------------
K0413     DM590        6889       MATTRESS (K0413), NONPOWERED,                   *              *             *
                                  EQUIVALENT
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7673       MATTRESS (E1399) V-CUE DYNAMIC                  *              *             *
                                  AIR THERAPY
----------------------------------------------------------------------------------------------------------------
A4608     A9900        7621       CATHETER TRACH (A4608) 11CM 1                   *              *             *
                                  SCOOP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7664       COFFLATOR (E1399CF) MANUAL                      *              *             *
                                  SECRETION MOBIL DEVICE
----------------------------------------------------------------------------------------------------------------
E0168B    A9900        7643       COMMODE (E0168B) HVY DUTY                       *
                                  BEDSIDE CHAIR 251-450 LBS.
----------------------------------------------------------------------------------------------------------------
E0168C    A9900        7644       COMMODE (E0168C) HVY DUTY DROP                  *
                                  ARM 451-850 LBS.
----------------------------------------------------------------------------------------------------------------
A6234     HH591        7626       DRESSING <16 SQ IN (A6234)                      *
                                  HYDROCOLLOID DRESSING, EA
----------------------------------------------------------------------------------------------------------------
A6258     HH591        7627       DRESSING >16 SQ IN (A6258)                      *
                                  TRANSPAREN FILM, EA
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
A46203    HH591        7625       DRESSING COMPOSITE <16 SQ IN                    *
                                  (A46203) SELF ADH, EA
----------------------------------------------------------------------------------------------------------------
B9998B    DM590        7655       ENT (B9998B) EXT SET Y SITE                     *
                                  F/KANGAROO PUMP
----------------------------------------------------------------------------------------------------------------
B9998C    DM590        7656       ENT (B9998C) EXT SET W/ CLAMP                   *
                                  BASIC
----------------------------------------------------------------------------------------------------------------
B9998D    DM590        7657       ENT (B9998D) FARRELL GASTRIC                    *
                                  RELIEF VLV
----------------------------------------------------------------------------------------------------------------
B9998E    DM590        7658       ENT (B9998E) GASTRO EXT SET                     *
----------------------------------------------------------------------------------------------------------------
B9998F    DM590        7659       ENT (B9998F) GASTRO TUBE ANY                    *
                                  SIZE MIC-KEY OR HIDE A PORT
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7620       HUMID-VENT (E1399) ARTIFICIAL                   *
                                  NOSE
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7660       IPPB (E1399) UNIV SET UP                        *
                                  W/MANIFOLD NEBULIZER
----------------------------------------------------------------------------------------------------------------
K0105     A9900        7639       IV POLE (K0105) ATTACH F/ W/C                   *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7641       MECHANICAL SCALE (E1399)                        *
                                  PEDIATRIC/NEONATAL
----------------------------------------------------------------------------------------------------------------
A7008     A9900        7661       NEBULIZER (A7008) KIT PREFILL                   *
                                  W/STR H20 1L BAX
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7663       O2 CONNECTOR (E1399)                            *
                                  SIMS/IRRIGATION NOZZLE BAX
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7615       O2 HUMIDIFIER (E1399)                           *
                                  AQUA+NEONATAL EA HUD
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7623       O2 SWIVEL (E1399) ADAPTER                       *
                                  ANGLED STERILE
----------------------------------------------------------------------------------------------------------------
L8501     A9900        7624       SPEAKING VALVE (L8501) WHITE PAS                *
----------------------------------------------------------------------------------------------------------------
A4319     HH591        7629       STERILE WATER (A4319) F/IRRIG                   *
                                  1L BAX
----------------------------------------------------------------------------------------------------------------
A7001     HH591        7619       SUCTION BOTTLE (A7001) W/LID &                  *
                                  TUBING
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7616       SUCTION FILTER (E1399) BACTERIA                 *
----------------------------------------------------------------------------------------------------------------
A6265     HH591        7628       TAPE ALL TYPES (A6265)                          *
                                  EXCLUDING MICROFOAM, PER 18 SQ
                                  INCHES
----------------------------------------------------------------------------------------------------------------
A4481     A9900        7622       TRACH FILTER (A4481) BACTERIA                   *
                                  ELECTROSTATIC
----------------------------------------------------------------------------------------------------------------
A4623     A9900        7618       TRACH INNER (A4623) CANNULA                     *
----------------------------------------------------------------------------------------------------------------
A4621     A9900        7617       TRACH TUBE MASK (A4621) COLLAR                  *
                                  OR HOLDER
----------------------------------------------------------------------------------------------------------------
A7010     A9900        7662       TUBING (A7010) AEROSOL                          *
                                  CORRUGATED PER FOOT
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7631       VENT ADAPTER (E1399) MDI HUD                    *
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7630       VENT BATTERY CHARGER (A9900)                    *
                                  12V GEL
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7632       VENT CONNECTOR (E1399) PED OR                   *
                                  ADULT OMNIFLEX DISP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7633       VENT FILTER (E1399) HYGROBAC S                  *
                                  ELECTOSTATIC MAL
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7634       VENT THERMOMETER (E1399) W/                     *
                                  ADAPTER
----------------------------------------------------------------------------------------------------------------
K0108     A9900        7638       W/C BRAKE EXTENSION (K0108) TIP                 *
                                  BLK 10/PK
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7635       WALKER BASKET (E1399) VINYL                     *
                                  COATED
----------------------------------------------------------------------------------------------------------------
E0159     A9900        7640       WALKER BRAKE (E0159) ATTACHMENT                 *
----------------------------------------------------------------------------------------------------------------
E0148     A9900        7636       WALKER HVY DUTY (E0148) FOLDING                 *
                                  X-WIDE
----------------------------------------------------------------------------------------------------------------
E0149     A9900        7637       WALKER HVY DUTY (E0149) W/                      *
                                  WHEELS
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399     A9900        7645       CPAP (E1399) DC BATTERY ADAPTER                 *
                                  CABLE
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7646       CPAP (E1399) EXHALATION PORT                    *
                                  DISP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7647       CPAP (E1399) FUSE KIT                           *
                                  INTERNATIONAL A/C
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7648       CPAP (E1399) HUMIDIFIER CHAMBER                 *
                                  KIT DISP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7649       CPAP (E1399) HUMIDIFIER CHAMBER                 *
                                  REUSABLE
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7650       CPAP (E1399) HUMIDIFIER                         *
                                  MOUNTING TRAY
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7651       CPAP (E1399) INVERTOR AC/DC                     *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7652       CPAP (E1399) POWER CORD                         *
                                  F/ARIA-SYNC
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7653       CPAP (E1399) SHELL W/O PRESSURE                 *
                                  TAP
----------------------------------------------------------------------------------------------------------------
A9900     DM590        7566       CPAP CALIBRATION SHELL (A9900)                  *
----------------------------------------------------------------------------------------------------------------
A7037     DM590        7565       CPAP SHORT TUBING (A9900)                       *
----------------------------------------------------------------------------------------------------------------
E0601     E0601        7690       VENT, CONTINUOUS POSITIVE                       *              *
                                  (E0500) AIRWAY PRESSURE DEVICE
----------------------------------------------------------------------------------------------------------------
E0452     E0452        7691       VENT, BILEVEL INTERMITTENT                      *              *
                                  (E0500) ASSIST DEVICE (BIPAP)
----------------------------------------------------------------------------------------------------------------
E0747     DM570        6875       STIMULATOR, OSTEOGENIC,                         *
                                  ULTRASOUND
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7695       GEL/SILICON GOLD SEAL                           *
                                  CPAP/BIPAP MASK (A9900)
----------------------------------------------------------------------------------------------------------------
KO533     A9900        7701       VENT THERAPEUTIC ST BIPAP W/                    *              *             *
                                  BACKUP RATE (K0533)
----------------------------------------------------------------------------------------------------------------
E0434     A9900        7703       O2 SYS HELIOS PORT LIQUID, RENT                 *              *             *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
HH591     HH591        7704       PUMP, EXT INFUSION, DANA                        *              *             *
                                  DIABECARE, INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
E0784     E0784        7731       PUMP, EXT INFUSION, ANIMAS,                     *              *             *
                                  INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7737       CPAP DREAM SEAL INTERFACE FOR                   *              *             *
                                  USE WITH BREEZE MASK (A9900)
----------------------------------------------------------------------------------------------------------------
A7036     DM590        7738       CPAP CHIN STRAP DELUXE (K0186)                  *              *             *
----------------------------------------------------------------------------------------------------------------
E1340     E1340        7768       W/C REPAIRS - CUSTOM (E1340)                    *                            *
----------------------------------------------------------------------------------------------------------------

The following may be charged under extraordinary circumstances:

----------------------------------------------------------------------------------------------------------------
E1399     E1399        4551       LABOR/SERVICE/SHIPPING CHARGES                  *                       *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2731       SHIPPING AND HANDLING FEES                      *                       *
----------------------------------------------------------------------------------------------------------------

The following may be charged if over and above routine on rental equipment:

----------------------------------------------------------------------------------------------------------------
E1350     E1350        2382       REPAIR OR NON-ROUTINE (E1350)                   *                       *
                                  SERVICE REQUIRING SKILL OF A
                                  TECH
----------------------------------------------------------------------------------------------------------------
E1340     E1340        2554       W/C REPAIRS - STANDARD (E1340)                  *                       *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4552       MISCELLANEOUS SUPPLIES                          *                       *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2589       REPAIR (E1399), RESPIRATORY                     *                       *
                                  EQUIPMENT
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4561       RESPIRATORY SUPPLIES (A4618)                    *                       *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4549       TENS/APNEA SUPPLIES                             *                       *
----------------------------------------------------------------------------------------------------------------

*    Confidential treatment requested

NOTES:
*
*

*
*
*
*

*    Confidential treatment requested

                       PPO & INDEMNITY PROGRAM ATTACHMENT
                       TO MANAGED CARE ALLIANCE AGREEMENT

PURPOSE

The terms and provisions of this PPO & Indemnity Program Attachment and the Agreement are applicable to services rendered by MCA's Represented Providers to PPO & Indemnity Program Participants.

I.    PARTIES' OBLIGATIONS

      A.    COMPENSATION AND BILLING

            1. Reimbursement for Home Care Services rendered by Represented Providers shall be in accordance with the following rates, less applicable Copayments, Deductibles or Coinsurance:

                  a. Reimbursement for Home Care services arranged by MCA and rendered by Represented Providers shall be in accordance with Exhibit B attached hereto.

                  b. MCA will indemnify and hold harmless Payors, CIGNA and its Affiliates from any claim for payment in excess of the specified amounts for covered Home Care Services rendered to Participants by each Represented Provider, unless the claim arises from a Payor's wrongful failure to pay MCA for covered Home Care Services.

            2. Payors shall agree to deduct any Copayments, Deductibles, or Coinsurance required by the Service Agreement from payment due. Deduction for the Copayment, Deductible or Coinsurance shall be determined on the basis of the contracted rate.

            3. Reimbursement for Home Care Services rendered hereunder shall be made by CIGNA or its designees to MCA. MCA shall bill for covered Home Care Services according to the following:

                  a. MCA shall submit claims on the appropriate claim form for all covered Home Care Services within one hundred twenty (120) days of the date those services are rendered. Claims received after this one hundred twenty
                        (120) day period may be denied for payment. MCA shall submit claims to the location described in applicable Program Requirements.

                  b. Any amount owing under this Agreement shall be paid within thirty (30) days after receipt of a complete claim, unless additional required information is requested within the thirty (30) day period, or the claim involves coordination of benefits, except as otherwise provided in this Agreement.

            4. MCA and its Represented Providers shall not charge a Participant for a service which is not Medically Necessary unless the Participant is notified that the service may not be covered and the Participant acknowledges in writing that he or she shall be responsible for payment of charges for such service.

            5. MCA will and shall require its Represented Providers to look solely to Payor for compensation for covered Home Care Services except for Copayments, Deductibles or Coinsurance. MCA agrees, for itself and on behalf of each Represented Provider, that whether or not there is any unresolved dispute for payment, under no circumstances will MCA or any Represented Provider directly or indirectly make any charges or claims, other than for Copayments, Deductibles or Coinsurance against any Participants or their representatives for covered Home Care Services and that this provision survives termination of this Agreement for services rendered prior to such termination. This provision shall not prohibit collection of (i) any applicable Copayments, Deductibles, or Coinsurance, (ii) payments for services provided to a patient who is no longer eligible to receive Home Care Services, including but not limited to Participants that have reached their benefit limit (iii) payment for services provided to Participants, which are not Home Care Services. This paragraph is to be interpreted for the benefit of Participants and does not diminish the obligation of Payor to make payments to Represented Providers according to the terms of this Agreement.

            6. The rates set forth herein shall apply to all services rendered to Participants in the PPO Program.

            7. Only those charges for Home Care Services billed in accordance with CIGNA's standard claim coding and bundling methodology will be allowed.

      B.    UTILIZATION MANAGEMENT

            1. To promote the participation and effectiveness of Utilization Management, if MCA is responsible for initiating the pre-certification process as indicated by the Participant's ID card, MCA or Represented Providers shall notify CIGNA or its designated Utilization Management representative of any scheduled homecare admissions at least forty-eight (48) hours prior to such admission, or as soon as reasonably possible. MCA or Represented Providers shall notify the review organization of an Emergency admission(s) within one (1) working day following the admission(s).

            2. Whenever any homecare admission has not been pre-certified, CIGNA or its designated Utilization Management representative may conduct retrospective review to determine whether services provided were Medically Necessary.

            3. MCA may appeal a Utilization Management decision in accordance with the dispute resolution procedure set forth in the Agreement and Program Requirements.

            4. Provider shall evaluate whether each Participant order or prescription it receives for Covered Home Care Services under this Program are Medically Necessary, utilizing Utilization Management guidelines mutually developed by the parties (see Exhibits XVII AND XX1).

            5. Provider will notify CIGNA's Intracorp subsidiary of each referral it receives for Covered Home Care Services, that meets case management criteria as defined by MCA and Intracorp, and will coordinate with Intracorp in the provision of case management and concurrent inpatient utilization review services to Participants under this Program. The parties will determine the specific roles and responsibilities of CIGNA, Provider and Intracorp with respect to Utilization Management during the implementation process.

            6. CIGNA will review claims submitted for Covered Home Care Services by Provider and Subcontractors under this Program to assure that all billed services were Medically Necessary, based on utilization review criteria mutually developed by both parties. If an individual at Intracorp (or its successor function) identified by CIGNA certifies to Provider the Medical Necessity of a particular service in advance of the provision of such service, CIGNA shall not retrospectively deny payment for such service on the basis of Medical Necessity.

            7. Where CIGNA determines billed services not to be Medically Necessary and denies payment, Provider may appeal the payment denial in accordance with the appeal procedures described in the Program Requirements to this Program Attachment.

      C.    24 HOUR COVERAGE

            Subject to the terms of this agreement, MCA, through its Represented Providers, shall arrange to provide Medically Necessary Home Care Services to Participants on a 24-hour per day, 7-day per week basis or arrange with other qualified providers (which meet all CIGNA and MCA credentialing requirements and/or other guidelines) to provide such Medically Necessary Home Care Services to Participants. MCA shall require that such covering providers (a) are Participating Providers (unless otherwise agreed); (b) will not seek compensation from CIGNA for Home Care Services for which MCA or its Represented Providers receive compensation hereunder; (c) will not bill Participants for Home Care Services under any circumstances except for; (i) any applicable Copayments, Deductibles, or Coinsurance,
            (ii) payments for services provided to a patient who is no longer eligible to receive Home Care Services, including but not limited to Participants that have reached their benefit limit (iii) payment for services provided to Participants, which are not Home Care Services; and (d) will direct the Participant and/or Represented Provider to obtain authorization from CIGNA prior to all hospitalizations or referrals of Participants, except in Emergencies or as otherwise required by law.

                                    EXHIBIT A
                       PPO & INDEMNITY PROGRAM ATTACHMENT
                        REIMBURSEMENT FOR OTHER SERVICES

RATE AREA DESIGNATIONS:

        STATE                   RATE AREA              RATE DESIGNATION
--------------------------------------------------------------------------
       Alabama                     LOW                        3
--------------------------------------------------------------------------
       Alaska                      HIGH                       1
--------------------------------------------------------------------------
       Arizona                    MEDIUM                      2
--------------------------------------------------------------------------
      Arkansas                     LOW                        3
--------------------------------------------------------------------------
     California                    HIGH                       1
--------------------------------------------------------------------------
      Colorado                    MEDIUM                      2
--------------------------------------------------------------------------
     Connecticut                  MEDIUM                      2
--------------------------------------------------------------------------
      Delaware                     LOW                        3
--------------------------------------------------------------------------
District of Columbia               HIGH                       1
--------------------------------------------------------------------------
       Florida                    MEDIUM                      2
--------------------------------------------------------------------------
       Georgia                    MEDIUM                      2
--------------------------------------------------------------------------
       Hawaii                      HIGH                       1
--------------------------------------------------------------------------
        Idaho                      LOW                        3
--------------------------------------------------------------------------
      Illinois                     HIGH                       1
--------------------------------------------------------------------------
       Indiana                     LOW                        3
--------------------------------------------------------------------------
        Iowa                       LOW                        3
--------------------------------------------------------------------------
       Kansas                      LOW                        3
--------------------------------------------------------------------------
      Kentucky                     LOW                        3
--------------------------------------------------------------------------
      Louisiana                   MEDIUM                      2
--------------------------------------------------------------------------
        Maine                      LOW                        3
--------------------------------------------------------------------------
      Maryland                    MEDIUM                      2
--------------------------------------------------------------------------
    Massachusetts                  HIGH                       1
--------------------------------------------------------------------------
      Michigan                     LOW                        3
--------------------------------------------------------------------------
      Minnesota                    LOW                        3
--------------------------------------------------------------------------
     Mississippi                   LOW                        3
--------------------------------------------------------------------------
      Missouri                    MEDIUM                      2
--------------------------------------------------------------------------
       Montana                     LOW                        3
--------------------------------------------------------------------------
      Nebraska                     LOW                        3
--------------------------------------------------------------------------
       Nevada                      LOW                        3
--------------------------------------------------------------------------
    New Hampshire                  LOW                        3
--------------------------------------------------------------------------
     New Jersey                   MEDIUM                      2
--------------------------------------------------------------------------
     New Mexico                    LOW                        3
--------------------------------------------------------------------------
      New York                    MEDIUM                      2
--------------------------------------------------------------------------
   North Carolina                 MEDIUM                      2
--------------------------------------------------------------------------
    North Dakota                  MEDIUM                      2
--------------------------------------------------------------------------
        Ohio                      MEDIUM                      2
--------------------------------------------------------------------------
      Oklahoma                     LOW                        3
--------------------------------------------------------------------------
       Oregon                     MEDIUM                      2
--------------------------------------------------------------------------
    Pennsylvania                  MEDIUM                      2
--------------------------------------------------------------------------
    Rhode Island                  MEDIUM                      2
--------------------------------------------------------------------------
   South Carolina                 MEDIUM                      2
--------------------------------------------------------------------------

          South Dakota                   LOW                        3
--------------------------------------------------------------------------------
            Tennessee                   MEDIUM                      2
--------------------------------------------------------------------------------
              Texas                      HIGH                       1
--------------------------------------------------------------------------------
              Utah                      MEDIUM                      2
--------------------------------------------------------------------------------
             Vermont                     LOW                        3
--------------------------------------------------------------------------------
            Virginia                    MEDIUM                      2
--------------------------------------------------------------------------------
           Washington                   MEDIUM                      2
--------------------------------------------------------------------------------
          West Virginia                  LOW                        3
--------------------------------------------------------------------------------
            Wisconsin                    LOW                        3
--------------------------------------------------------------------------------
             Wyoming                     LOW                        3
--------------------------------------------------------------------------------

TRADITIONAL HOME HEALTH SERVICES RATES:

RATES EFFECTIVE JANUARY 1, 2004 - DECEMBER 31, 2004

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICES HAVE BOTH VISIT AND HOURLY RATES.

Notes 1, 2, 3, 4, 5 and 6 apply

                                           -------------------------------------------------------------------
                                                   AREA 1                 AREA 2                 AREA 3
                                           -------------------------------------------------------------------
                                             VISIT       HOUR       VISIT       HOUR       VISIT       HOUR
--------------------------------------------------------------------------------------------------------------
CERTIFIED NURSES AIDE                          *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
HOME HEALTH  AIDE                              *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
LVN/LPN                                        *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
LVN/LPN - HIGH TECH                            *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PEDIATRIC HIGH TECH LVN/LPN                    *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PEDIATRIC HIGH TECH RN                         *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PEDIATRIC LVN/LPN                              *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PEDIATRIC RN                                   *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
RN                                             *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
RN HIGH TECH INFUSION                          *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
RN HIGH TECH OTHER                             *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICES HAVE VISIT ONLY RATES.

Notes 1, 3, 4, 5, 7 and 8 apply

                                           -------------------------------------------------------------------
                                                   AREA 1                 AREA 2                 AREA 3
                                           -------------------------------------------------------------------
                                             VISIT       HOUR       VISIT       HOUR       VISIT       HOUR
--------------------------------------------------------------------------------------------------------------
DIABETIC NURSE                                 *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
DIETITIAN                                      *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
ENTEROSTOMAL THERAPIST                         *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
MATERNAL CHILD HEALTH                          *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
MEDICAL SOCIAL WORKER                          *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
OCCUPATIONAL THERAPIST                         *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
OCCUPATIONAL THERAPIST ASSISTANT               *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PHLEBOTOMIST                                   *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PHOTOTHERAPY PACKAGE SERVICE                   *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PHYSICAL THERAPIST                             *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PHYSICAL THERAPIST ASSISTANT                   *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
PSYCHIATRIC NURSE                              *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
REHABILITATION NURSE                           *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

--------------------------------------------------------------------------------------------------------------
RESPIRATORY THERAPIST                          *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
RESPIRATORY THERAPIST - CPAP Clinic            *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
RN ASSESSMENT, INITIAL                         *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
RN SKILLED NURSING VISIT-EXTENSIVE             *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------
SPEECH THERAPIST                               *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICE HAS HOURLY ONLY RATES.

Notes 3, 4 and 5 apply

                                           -------------------------------------------------------------------
                                                   AREA 1                 AREA 2                 AREA 3
                                           -------------------------------------------------------------------
                                             VISIT       HOUR       VISIT       HOUR       VISIT       HOUR
--------------------------------------------------------------------------------------------------------------
HOMEMAKER                                      *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICE IS PRICED ON A PER DIEM BASIS.

Notes 3, 4 and 5 apply

                                           -------------------------------------------------------------------
                                                   AREA 1                 AREA 2                 AREA 3
                                           -------------------------------------------------------------------
                                                       PER DIEM               PER DIEM               PER DIEM
--------------------------------------------------------------------------------------------------------------
COMPANION/LIVE IN                              *          *           *          *           *          *
--------------------------------------------------------------------------------------------------------------

NOTES:

*
*
*
*
*
*
*
*

HOME INFUSION RATES:

RATES EFFECTIVE JANUARY 1, 2004 - DECEMBER 31, 2004

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATES EXCLUDE DRUGS. DRUGS ARE PRICED AS A PERCENTAGE DISCOUNT OFF AWP (IF APPLICABLE), AND THERE IS NO PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE THERAPIES


                                                   PRIMARY OR         PRIMARY OR           PRIMARY OR
                                                MULTIPLE THERAPY   MULTIPLE THERAPY     MULTIPLE THERAPY
                                                    PER DIEM        DISPENSING FEE    DRUG DISCOUNT OFF AWP
-----------------------------------------------------------------------------------------------------------
Ancillary Drugs                                                *           *                     *
-----------------------------------------------------------------------------------------------------------
Biological Response Modifiers                          *                   *                     *
-----------------------------------------------------------------------------------------------------------
Cardiac (Inotropic) Therapy                            *                          *              *
-----------------------------------------------------------------------------------------------------------
Chelation Therapy                                      *                          *              *
-----------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

-----------------------------------------------------------------------------------------------------------
Chemotherapy                                           *                          *              *
-----------------------------------------------------------------------------------------------------------
Enteral Therapy                                        *                          *              *
-----------------------------------------------------------------------------------------------------------
Enzyme Therapy                                         *                          *              *
-----------------------------------------------------------------------------------------------------------
Growth Hormone                                         *                   *                     *
-----------------------------------------------------------------------------------------------------------
IV Immune Globulin                                     *                          *              *
-----------------------------------------------------------------------------------------------------------
Other Injectable Therapies                             *                   *                     *
-----------------------------------------------------------------------------------------------------------
Other Infusion Therapies                               *                          *              *
-----------------------------------------------------------------------------------------------------------
Pain Management Therapy                                *                          *              *
-----------------------------------------------------------------------------------------------------------
Steroid Therapy                                        *                          *              *
-----------------------------------------------------------------------------------------------------------
Thrombolytic (Anticoagulation) Therapy                 *                          *              *
-----------------------------------------------------------------------------------------------------------
Synagis                                                *                   *                     *
-----------------------------------------------------------------------------------------------------------
Remodulin Therapy                                      *                          *              *
-----------------------------------------------------------------------------------------------------------

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATES EXCLUDE DRUGS. DRUGS ARE PRICED AS A PERCENTAGE DISCOUNT OFF AWP, AND THERE IS A PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE ANTI-INFECTIVE THERAPIES

-----------------------------------------------------------------------------------------------------------
                                                    PER DIEM                          DRUG DISCOUNT OFF AWP
-----------------------------------------------------------------------------------------------------------
Anti-Infectives - Primary Anti-Infective               *                          *              *
-----------------------------------------------------------------------------------------------------------
Anti-Infectives - Multiple Anti-Infective              *                          *              *
-----------------------------------------------------------------------------------------------------------

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATE EXCLUDES DRUGS. DRUGS ARE PRICED PER VIAL, AND THERE IS NO PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE ANTI-INFECTIVE THERAPIES

-----------------------------------------------------------------------------------------------------------
                                                   PRIMARY OR
                                                MULTIPLE THERAPY
                                                    PER DIEM                             COST OF DRUG
-----------------------------------------------------------------------------------------------------------
Flolan Therapy                                         *
-----------------------------------------------------------------------------------------------------------
  Flolan 0.5 mg vial                                                                             *
-----------------------------------------------------------------------------------------------------------
  Flolan 1.5 mg vial                                                                             *
-----------------------------------------------------------------------------------------------------------
  Flolan diluent vial                                                                            *
-----------------------------------------------------------------------------------------------------------

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATES INCLUDE DRUGS, AND THERE IS NO PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE THERAPIES

-----------------------------------------------------------------------------------------------------------
                                                   PRIMARY OR
                                                MULTIPLE THERAPY
                                                    PER DIEM
-----------------------------------------------------------------------------------------------------------
Enteral Therapy                                        *
-----------------------------------------------------------------------------------------------------------
Hydration Therapy                                      *
-----------------------------------------------------------------------------------------------------------
Total Parenteral Nutrition                             *
-----------------------------------------------------------------------------------------------------------

NOTES:

*

*

*     Confidential treatment requested

*
*
*
*
*

THE FOLLOWING ARE FOR THE STATED ITEM ONLY. UNLESS OTHERWISE NOTED, NURSING, SUPPLIES, ETC. ARE NOT INCLUDED.

-----------------------------------------------------------------------------------------------------------
Blood Transfusion per Unit (Tubing, Filters)                                                     *
-----------------------------------------------------------------------------------------------------------
Catheter Care Per Diem                                                                           *
-----------------------------------------------------------------------------------------------------------
Midline Insertion (Catheter & Supplies)                                                          *
-----------------------------------------------------------------------------------------------------------
PICC Line Insertion (Catheter & Supplies)                                                        *
-----------------------------------------------------------------------------------------------------------
Blood Product                                                                                    *
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
FACTOR CONCENTRATES
-----------------------------------------------------------------------------------------------------------
                                                                      Vial price           Unit Price
-----------------------------------------------------------------------------------------------------------
FACTOR VII
-----------------------------------------------------------------------------------------------------------
Novoseven 1200MCG Vial                                                            *
-----------------------------------------------------------------------------------------------------------
Novoseven 4800MCG Vial                                                            *
-----------------------------------------------------------------------------------------------------------
Novoseven in 1200MCG or 4800MCG QTY                                                              *
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
FACTOR VIII (RECOMBINANT)
-----------------------------------------------------------------------------------------------------------
Recombinate                                                                                      *
-----------------------------------------------------------------------------------------------------------
Kogenate or Helixate                                                                             *
-----------------------------------------------------------------------------------------------------------
Bioclate                                                                                         *
-----------------------------------------------------------------------------------------------------------
Helixate FS                                                                                      *
-----------------------------------------------------------------------------------------------------------
Kogenate FS                                                                                      *
-----------------------------------------------------------------------------------------------------------
Refacto                                                                                          *
-----------------------------------------------------------------------------------------------------------
Advate                                                                                           *
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
FACTOR VIII (MONOCLONAL)
-----------------------------------------------------------------------------------------------------------
Hemofil-M or A. R. C. Method M                                                                   *
-----------------------------------------------------------------------------------------------------------
Monoclate P                                                                                      *
-----------------------------------------------------------------------------------------------------------
Monarc-M                                                                                         *
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
FACTOR VIII (OTHER)
-----------------------------------------------------------------------------------------------------------
Koate                                                                                            *
-----------------------------------------------------------------------------------------------------------
Humate                                                                                           *
-----------------------------------------------------------------------------------------------------------
Alphanate SDHT                                                                                   *
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
FACTOR IX (RECOMBINANT)
-----------------------------------------------------------------------------------------------------------
BeneFix                                                                                          *
-----------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
FACTOR IX (MONOCLONAL/HIGH PURITY)
-----------------------------------------------------------------------------------------------------------
Mononine                                                                                         *
-----------------------------------------------------------------------------------------------------------
Alphanine                                                                                        *
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
FACTOR IX (OTHER)
-----------------------------------------------------------------------------------------------------------
Konyne - 80                                                                                      *
-----------------------------------------------------------------------------------------------------------
Proplex T                                                                                        *
-----------------------------------------------------------------------------------------------------------
Bebulin                                                                                          *
-----------------------------------------------------------------------------------------------------------
Profilnine SD                                                                                    *
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
ANTI-INHIBITOR COMPLEX
-----------------------------------------------------------------------------------------------------------
Autoplex-T                                                                                       *
-----------------------------------------------------------------------------------------------------------
Feiba-VH                                                                                         *
-----------------------------------------------------------------------------------------------------------
Hyate-C                                                                                          *
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
HEMOSTATIC AGENTS
-----------------------------------------------------------------------------------------------------------
DDAVP - 10ml vial                                                                                *
-----------------------------------------------------------------------------------------------------------
Stimate  - 2.5ml vial                                                                            *
-----------------------------------------------------------------------------------------------------------

Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation

DME/HOME RESPIRATORY RATES:

RATES EFFECTIVE JANUARY 1, 2004 - MARCH 31, 2004

----------------------------------------------------------------------------------------------------------------
 HCPCS    CHC
 CODE    CODE      GENTIVA CODE         DESCRIPTION                  PURCHASE PRICE   RENTAL PRICE   DAILY PRICE
----------------------------------------------------------------------------------------------------------------
A4660    DM590         2520       MONITOR, BLOOD PRESSURE (A4660)                 *
                                  W/STETH & CUFF
----------------------------------------------------------------------------------------------------------------
A4670    DM590         2518       MONITOR, BLOOD PRESSURE (A4670),                *
                                  AUTOMATIC
----------------------------------------------------------------------------------------------------------------
A7034    A9900         7552       BREEZE (A9900) CPAP/BIPAP MASK                  *
----------------------------------------------------------------------------------------------------------------
A7034    A9900         7553       FULL FACE (A9900) MIRAGE                        *
                                  CPAP/BIPAP MASK
----------------------------------------------------------------------------------------------------------------
A7034    A9900         7554       GEL/SILICON (A9900) CPAP/BIPAP                  *
                                  MASK INCL GLD SEAL,PHANTM,
                                  MONARCH
----------------------------------------------------------------------------------------------------------------
A7034    A9900         7556       SPECIALTY (A9900) CPAP/BIPAP                    *
                                  MASK (PROFILE OR SIMPICITY)
----------------------------------------------------------------------------------------------------------------
B9002    HI531         2570       PUMP, ENTERAL (B9002)                           *              *
----------------------------------------------------------------------------------------------------------------
B9998    DM590         6828       ENTERAL SUPPLIES (B9998)                                                     *
----------------------------------------------------------------------------------------------------------------
DM590    DM570         7551       BACK-PACK (E1399), FOR PORTABLE                 *
                                  ENTERAL PUMP
----------------------------------------------------------------------------------------------------------------
A4615    DM590         2522       CANNULA, NASAL                                  *
----------------------------------------------------------------------------------------------------------------
B9002    DM590         7509       ENTERAL PUMP, PORTABLE (B9002)                  *                            *
----------------------------------------------------------------------------------------------------------------
A7034    DM590         7508       MASK, CPAP GEL OR SILICONE                                     *
                                  (K0183)
----------------------------------------------------------------------------------------------------------------
E0100    E0100         2020       CANE (E0100), ADJ OR FIX, W/TIP                 *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0105    E0105         2021       CANE, QUAD (E0105) OR THREE                     *
                                  PRONG, ADJ OR FIX, W/ TIPS
----------------------------------------------------------------------------------------------------------------
E0110    E0110         2028       CRUTCHES, FOREARM (E0110), ADJ                  *
                                  OR FIX, PAIR, W/ TIPS, GRIPS
----------------------------------------------------------------------------------------------------------------
E0111    E0111         2023       CRUTCH FOREARM (E0111), ADJ OR                  *
                                  FIX, EACH, W/ TIP AND GRIPS
----------------------------------------------------------------------------------------------------------------
E0112    E0112         2027       CRUTCHES UNDERARM,  WOOD                        *
                                  (E0112), ADJ OR FIX, PAIR,
                                  COMPLETE
----------------------------------------------------------------------------------------------------------------
E0113    E0113         2025       CRUTCH UNDERARM, WOOD (E0113),                  *
                                  ADJ OR FIX, EACH, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0114    E0114         2026       CRUTCHES UNDERARM, ALUM (E0114),                *
                                  ADJ OR FIX, PAIR, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0116    E0116         2024       CRUTCH UNDERARM, ALUM (E0116),                  *
                                  ADJ OR FIX, EACH, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0130    E0130         2037       WALKER, RIGID (E0130) (PICKUP),                 *
                                  ADJ OR FIX HEIGHT
----------------------------------------------------------------------------------------------------------------
E0135    E0135         2036       WALKER, FOLDING (E0135)                         *
                                  (PICKUP), ADJ OR FIX HEIGHT
----------------------------------------------------------------------------------------------------------------
E0141    E0141         2040       WALKER, WHEELED (E0141), W/OUT                  *
                                  SEAT
----------------------------------------------------------------------------------------------------------------
E0142    DM570         2034       RIGID WALKER (E0142), WHEELED,                  *
                                  W/ SEAT,
----------------------------------------------------------------------------------------------------------------
E0143    E0143         2029       WALKER FOLDING, WHEELED (E0143),                *
                                  W/OUT SEAT
----------------------------------------------------------------------------------------------------------------
E0145    DM570         2039       WALKER (E0145), WHEELED, W/ SEAT                *
                                  AND CRUTCH ATTACHMENTS
----------------------------------------------------------------------------------------------------------------
E0146    DM570         2038       WALKER, WHEELED, W/ SEAT (E0146)                *
----------------------------------------------------------------------------------------------------------------
E0147    E0147         2030       WALKER HVY DUT (E0147), MULT                    *
                                  BRAKING SYS, VAR WHEEL
                                  RESISTANCE
----------------------------------------------------------------------------------------------------------------
E0153    E0153         2032       CRUTCH PLATFORM ATTACHMENT                      *
                                  (E0153), FOREARM EA
----------------------------------------------------------------------------------------------------------------
E0154    E0154         2033       WALKER PLATFORM ATTACHMENT                      *
                                  (E0154), EA
----------------------------------------------------------------------------------------------------------------
E0155    E0155         2041       WALKER WHEEL ATTACHMENT (E0155),                *
                                  RIGID (PICKUP) WALKER
----------------------------------------------------------------------------------------------------------------
E0156    DM570         2035       WALKER SEAT ATTACHMENT (E0156)                  *
----------------------------------------------------------------------------------------------------------------
E0157    E0157         2022       WALKER, CRUTCH ATTACHMENT                       *
                                  (E0157), EACH
----------------------------------------------------------------------------------------------------------------
E0158    E0158         2031       WALKER LEG EXTENSIONS (E0158)                   *
----------------------------------------------------------------------------------------------------------------
E0163    E0163         2047       COMMODE CHAIR, STATIONARY                       *
                                  (E0163),  W/ FIX ARMS
----------------------------------------------------------------------------------------------------------------
E0164    E0164         2045       COMMODE CHAIR, MOBILE (E0164),                  *
                                  W/ FIX ARMS
----------------------------------------------------------------------------------------------------------------
E0165    E0165         2046       COMMODE CHAIR (E0165),                          *
                                  STATIONARY, W/ DETACH ARMS
----------------------------------------------------------------------------------------------------------------
E0165    E0165         2591       COMMODE, XXWIDE(E0165)                          *
----------------------------------------------------------------------------------------------------------------
E0166    E0166         2044       COMMODE CHAIR (E0166), MOBILE,                  *
                                  W/ DETACH ARMS
----------------------------------------------------------------------------------------------------------------
E0167    E0167         2051       COMMODE CHAIR, PAIL OR PAN                      *
                                  (E0167)
----------------------------------------------------------------------------------------------------------------
E0176    E0176         2142       CUSHION (E0176) OR AIR PRESSURE                 *
                                  PAD, NON-POSITIONING
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0176    E0176         2394       REPLACEMENT PAD (E0176)                         *
                                  ALTERNATING PRESS
----------------------------------------------------------------------------------------------------------------
E0177    E0177         2224       CUSHION OR WATER PRESS PAD                      *
                                  (E0177), NONPOSITIONING
----------------------------------------------------------------------------------------------------------------
E0178    E0178         2160       CUSHION OR GEL PRESS PAD                        *
                                  (E0178), NONPOSITIONING
----------------------------------------------------------------------------------------------------------------
E0179    E0179         2154       CUSHION (E0179) OR DRY PRESSURE                 *
                                  PAD, NONPOSTIONING
----------------------------------------------------------------------------------------------------------------
E0180    E0180         2196       PUMP (E0180), ALTERNATING                       *              *
                                  PRESSURES W/PAD
----------------------------------------------------------------------------------------------------------------
E0181    E0181         2197       PUMP (E0181), ALTERNATING                       *              *
                                  PRESS W/PAD,  HVY DUTY
----------------------------------------------------------------------------------------------------------------
E0184    E0184         2074       MATTRESS, DRY PRESSURE (E0184)                  *
----------------------------------------------------------------------------------------------------------------
E0185    E0185         2076       MATTRESS (E0185), GEL OR                        *
                                  GEL-LIKE PRESSURE PAD
----------------------------------------------------------------------------------------------------------------
E0186    E0186         2064       MATTRESS, AIR PRESSURE (E0186)                  *
----------------------------------------------------------------------------------------------------------------
E0187    E0187         2099       MATTRESS, WATER PRESSURE (E0187)                *
----------------------------------------------------------------------------------------------------------------
E0188    DM570         2217       PAD, SYNTHETIC SHEEPSKIN (A9900)                *
----------------------------------------------------------------------------------------------------------------
E0189    DM570         2177       PAD, LAMBSWOOL SHEEPSKIN                        *
                                  (E0189), ANY SIZE
----------------------------------------------------------------------------------------------------------------
E0192    E0192         2573       CUSHION, JAY FOR W/C (E0192)                    *              *
----------------------------------------------------------------------------------------------------------------
E0192    E0192         2572       CUSHION, ROHO FOR W/C (E0192)                   *              *
----------------------------------------------------------------------------------------------------------------
E0192    E0192         2178       W/C PAD (E0192), LOW PRESS AND                  *              *
                                  POSITIONING EQUALIZATION
----------------------------------------------------------------------------------------------------------------
E0193    E0193         2098       MATTRESS, LOW AIR LOSS (E0193),                 *              *             *
                                  INCL. BED
----------------------------------------------------------------------------------------------------------------
E0194    DM570         2063       AIR FLUIDIZED BED (E0194)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E0196    E0196         2077       MATTRESS, GEL PRESSURE (E0196)                  *
----------------------------------------------------------------------------------------------------------------
E0197    E0197         2065       MATTRESS, AIR PRESSURE PAD                      *
                                  (E0197)
----------------------------------------------------------------------------------------------------------------
E0198    E0198         2100       MATTRESS (E0198), WATER PRESSURE                *
                                  PAD
----------------------------------------------------------------------------------------------------------------
E0199    E0199         2075       MATTRESS, DRY PRESSURE PAD                      *
                                  (E0199)
----------------------------------------------------------------------------------------------------------------
E0200    E0200         2228       HEAT LAMP (E0200), W/OUT STAND,                 *
                                  INCL/BULB, OR INFRARED ELEMENT
----------------------------------------------------------------------------------------------------------------
E0202    E0202         2229       PHOTOTHERAPY (BILIRUBIN)                                                     *
                                  (E0202), LIGHT WIT
----------------------------------------------------------------------------------------------------------------
E0202    E0202         2524       PHOTOTHERAPY, BILI BLANKET                                                   *
                                  (E0202)
----------------------------------------------------------------------------------------------------------------
E0205    E0205         2227       HEAT LAMP (E0205), WITH STAND,                  *
                                  INCL/ BULB, OR INFRARED ELEMENT
----------------------------------------------------------------------------------------------------------------
E0210    DM570         2156       HEATING PAD, STANDARD (E0210)                   *
----------------------------------------------------------------------------------------------------------------
E0215    DM570         2155       HEATING PAD (E0215), ELECTRIC,                  *
                                  MOIST
----------------------------------------------------------------------------------------------------------------
E0218    DM570         2560       COLD THERAPY UNIT (E0218)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E0235    DM570         2187       PARAFFIN BATH UNIT, PORT (E0235)                *
----------------------------------------------------------------------------------------------------------------
E0236    DM570         2199       PUMP (E0236) FOR WATER                          *
                                  CIRCULATING PAD
----------------------------------------------------------------------------------------------------------------
E0237    DM570         2223       HEAT COLD WATER (E0237)                         *
                                  CIRCULATING PAD W/PUMP
----------------------------------------------------------------------------------------------------------------
E0238    DM570         2179       HEATING PAD (E0238), MOIST,                     *
                                  NON-ELECTRIC
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0241    DM570         2867       BATH TUB RAIL (E0241), WALL,                    *
                                  L-SHAPE
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2862       BATH TUB RAIL, WALL, 12" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2863       BATH TUB RAIL, WALL, 16" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2864       BATH TUB RAIL, WALL, 18" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2865       BATH TUB RAIL, WALL, 24" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2866       BATH TUB RAIL, WALL, 36" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2043       BATH TUB RAIL, WALL, UNSPECIFIED                *
                                  SIZE
----------------------------------------------------------------------------------------------------------------
E0242    DM570         2042       BATH TUB RAIL, FLOOR BASE                       *
                                  (E0242)
----------------------------------------------------------------------------------------------------------------
E0243    DM570         2056       TOILET RAIL, EACH (E0243)                       *
----------------------------------------------------------------------------------------------------------------
E0244    E0244         2587       TOILET SEAT (E0244) RAISED                      *
                                  WITH ARMS
----------------------------------------------------------------------------------------------------------------
E0244    E0244         2052       TOILET SEAT, RAISED (E0244)                     *
----------------------------------------------------------------------------------------------------------------
E0245    DM570         2575       BATH BENCH WITH BACK (E0245)                    *
----------------------------------------------------------------------------------------------------------------
E0245    DM570         2058       BATH TUB STOOL OR BENCH (E0245)                 *
----------------------------------------------------------------------------------------------------------------
E0245    DM570         2578       TRANSFER BENCH, NON-PADDED                      *
                                  (E0245)
----------------------------------------------------------------------------------------------------------------
E0245    DM570         2577       TRANSFER BENCH, PADDED (E0245)                  *
----------------------------------------------------------------------------------------------------------------
E0246    DM570         2057       TRANSFER TUB RAIL(E0246),                       *
                                  ATTACHMENT
----------------------------------------------------------------------------------------------------------------
E0249    DM570         2186       HEAT UNIT (E0249), WATER                        *
                                  CIRCULATING PAD
----------------------------------------------------------------------------------------------------------------
E0255    E0255         2090       HOSP BED (E0255), VAR HEIGHT,                   *              *
                                  HI-LO, W/ SIDE RAILS, W/
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0256    E0256         2091       HOSP BED (E0256), VAR HEIGHT,                   *              *
                                  HI-LO, W/ SIDE RAILS, W/O
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0260    E0260         2083       HOSP BED (E0260), SEMI-ELEC,                    *              *
                                  W/ SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0261    E0261         2084       HOSP BED (E0261), SEMI-ELEC,                    *              *
                                  W/ SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0265    E0265         2086       HOSP BED (E0265), TOTAL ELEC,                   *              *
                                  W/ SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0266    E0266         2087       HOSP BED (E0266), TOTAL ELEC,                   *              *
                                  W/ SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0271    E0271         2096       MATTRESS, INNERSPRING (E0271)                   *
----------------------------------------------------------------------------------------------------------------
E0272    E0272         2095       MATTRESS, FOAM RUBBER (E0272)                   *
----------------------------------------------------------------------------------------------------------------
E0273    DM570         2068       BED BOARD (E1399)                               *
----------------------------------------------------------------------------------------------------------------
E0274    DM570         2097       OVER-BED TABLE (E0274)                          *
----------------------------------------------------------------------------------------------------------------
E0275    E0275         2071       BED PAN, STANDARD (E0275), METAL                *
                                  OR PLASTIC
----------------------------------------------------------------------------------------------------------------
E0276    E0276         2070       BED PAN, FRACTURE (E0276), METAL                *
                                  OR PLASTIC
----------------------------------------------------------------------------------------------------------------
E0277    E0277         2066       MATTRESS (E0277), LOW AIR LOSS,                 *              *
                                  ALT PRESSURE
----------------------------------------------------------------------------------------------------------------
E0280    DM570         2069       BED CRADLE, ANY TYPE (E1399)                    *
----------------------------------------------------------------------------------------------------------------
E0292    E0292         2092       HOSP BED (E0292), VAR HEIGHT,                   *              *
                                  HI-LO, W/OUT S/ RAILS, W/
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0293    E0293         2093       HOSP BED (E0293), VAR HEIGHT,                   *              *
                                  HI-LO, NO SIDE RAILS, NO
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0294    E0294         2085       HOSP BED (E0294), SEMI-ELEC,                    *              *
                                  W/OUT SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0295    E0295         2094       HOSP BED (E0295), SEMI-ELEC,                    *              *
                                  W/OUT SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0296    E0296         2089       HOSP BED (E0296), TOTAL ELEC,                   *              *
                                  W/OUT SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0297    E0297         2088       HOSP BED (E0297), TOTAL ELEC,                   *              *
                                  W/OUT SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0305    E0305         2073       BED SIDE RAILS (E0305), HALF                    *
                                  LENGTH
----------------------------------------------------------------------------------------------------------------
E0310    E0310         2072       BED SIDE RAILS (E0310), FULL                    *
                                  LENGTH
----------------------------------------------------------------------------------------------------------------
E0315    DM570         2067       BED ACCESSORIES: BOARDS OR                      *
                                  TABLES, ANY TYPE
----------------------------------------------------------------------------------------------------------------
E0325    E0325         2060       URINAL; MALE (E0325), JUG-TYPE,                 *
                                  ANY MATERIAL
----------------------------------------------------------------------------------------------------------------
E0326    E0326         2059       URINAL; FEMALE (E0326),                         *
                                  JUG-TYPE, ANY MATERIAL
----------------------------------------------------------------------------------------------------------------
E0372    E0372         7008       MATTRESS (E0372) POWERED AIR                                   *             *
                                  OVERLAY
----------------------------------------------------------------------------------------------------------------
E0410    E0444         2369       O2 CONTENTS, LIQUID (E0444), PER                *
                                  POUND
----------------------------------------------------------------------------------------------------------------
E0416    E0443         2371       O2 REFILL FOR PORT (E0443) GAS                  *
                                  SYSTEM ONLY, UP TO 23 CUBIC FEET
----------------------------------------------------------------------------------------------------------------
E0424    E0424         2385       O2 SYS STATIONARY (E0424) COMPR                                *
                                  GAS, RENT
----------------------------------------------------------------------------------------------------------------
E0430    E0430         2374       O2 SYS PORT GAS, PURCH (E0430)                  *
----------------------------------------------------------------------------------------------------------------
E0431    E0431         2574       O2 SYS PORT GAS, LIGHTWEIGHT                    *              *
                                  (E0431) W/CONSERV DEVICE,NO
                                  CONTENT
----------------------------------------------------------------------------------------------------------------
E0431    E0431         2375       O2 SYS PORT GAS, RENT (E0431)                                  *
----------------------------------------------------------------------------------------------------------------
E0434    E0434         2377       O2 SYS PORT LIQUID,RENT (E0434)                                *
----------------------------------------------------------------------------------------------------------------
E0435    E0435         2376       O2 SYS PORT LIQUID, PURCH                       *
                                  (E0435)
----------------------------------------------------------------------------------------------------------------
E0439    E0439         2388       O2 SYS STATIONARY (E0439)                                      *
                                  LIQUID, RENT
----------------------------------------------------------------------------------------------------------------
E0440    E0440         2387       O2 SYS STATIONARY (E0440)                       *
                                  LIQUID, PURCH
----------------------------------------------------------------------------------------------------------------
E0443    E0400         2869       O2 CONTENTS, H/K CYLINDER                       *
                                  (E0400), 200-300 CUBIC FT
----------------------------------------------------------------------------------------------------------------
E0444    E0444         2379       O2 CONTENTS, PORT LIQUID                        *
                                  (E0444), PER UNIT (1 UNIT = 1
                                  LB.)
----------------------------------------------------------------------------------------------------------------
E0450    E0450         7555       POSITIVE PRESSURE VENTS (E0450)                 *              *
                                  (E.G. T-BIRD)
----------------------------------------------------------------------------------------------------------------
E0450    E0450         2392       VENTILATOR VOLUME (E0450),                      *              *
                                  STATIONARY OR PORT
----------------------------------------------------------------------------------------------------------------
E0450    E0450         7522       VENTILATOR, VOLUME, (E0450)                     *              *
                                  EMERGENCY BACKUP UNIT
----------------------------------------------------------------------------------------------------------------
E0452    E0452         2332       BILEVEL INTERMITTENT (E0452)                    *              *
                                  ASSIST DEVICE,(BIPAP)
----------------------------------------------------------------------------------------------------------------
E0453    E0453         2390       VENTILATOR THERAPEUTIC (E0453);                 *              *
                                  FOR USE 12 HOURS OR LESS PER DAY
----------------------------------------------------------------------------------------------------------------
E0455    E0455         2372       O2 TENT (E0455), EXCLUDING                      *              *
                                  CROUP OR PEDIATRIC TENTS
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0457    E0457         2323       CHEST SHELL (CUIRASS) (E0457)                   *              *
----------------------------------------------------------------------------------------------------------------
E0459    E0459         2324       CHEST WRAP (E0459)                              *              *
----------------------------------------------------------------------------------------------------------------
E0460    E0460         2339       VENTILATOR (E0460), NEGATIVE                    *              *
                                  PRESSURE , PORTABLE OR
                                  STATIONARY
----------------------------------------------------------------------------------------------------------------
E0480    DM570         2373       PERCUSSOR (E0480), ELEC OR                      *              *
                                  PNEUM, HOME MODEL
----------------------------------------------------------------------------------------------------------------
E0500    E0500         2333       IPPB , W/ BUILT-IN NEB (E0500)                  *              *
                                  MAN OR AUTO VALVES; INT/EXT
                                  POWER
----------------------------------------------------------------------------------------------------------------
E0550    E0550         2328       HUMIDIFIER (E0550) DURABLE FOR                  *              *
                                  EXTENSIV SUP/ HUMID W/ IPPB OR
                                  O2
----------------------------------------------------------------------------------------------------------------
E0555    E0555         2330       HUMIDIFIER (E0555), DURABLE,                    *              *
                                  GLASS, FOR USE W/ REG OR
                                  FLOWMETER
----------------------------------------------------------------------------------------------------------------
E0565    E0565         2325       COMPRESSOR, AIR POWER (E0565)                   *              *
----------------------------------------------------------------------------------------------------------------
E0570    E0570         2336       NEBULIZER, W/ COMPRESSOR (E0570)                *              *
----------------------------------------------------------------------------------------------------------------
E0575    DM570         2571       NEBULIZER (E0575), ULTRASONIC,                  *              *
                                  AC/DC
----------------------------------------------------------------------------------------------------------------
E0575    DM570         2338       NEBULIZER; ULTRASONIC (E0575)                   *              *
----------------------------------------------------------------------------------------------------------------
E0585    E0585         2337       NEBULIZER(E0585), W/ COMPRESSOR                 *              *
                                  AND HEATER
----------------------------------------------------------------------------------------------------------------
E0600    E0600         2389       SUCTION PUMP (E0600), HOME MODEL                *              *
----------------------------------------------------------------------------------------------------------------
E0600    E0600         7523       SUCTION UNIT, (E0600), PORTABLE                 *                            *
                                  AC/DC
----------------------------------------------------------------------------------------------------------------
E0601    E0601         2326       CONTINUOUS POSITVE (E0601)                      *              *
                                  AIRWAY PRESSURE DEVICE (CPAP)
----------------------------------------------------------------------------------------------------------------
E0601    E0601         6965       CPAP, SELF TITRATING (E0601)                    *              *
----------------------------------------------------------------------------------------------------------------
E0605    DM570         2391       VAPORIZER, ROOM TYPE (E0605)                    *              *
----------------------------------------------------------------------------------------------------------------
E0606    DM570         2380       POSTURAL DRAINAGE BOARD (E0606)                 *              *
----------------------------------------------------------------------------------------------------------------
E0607    E0607         6874       MONITOR, B/GLUCOSE (E0607)                      *              *
                                  ACCUCHEK AD
----------------------------------------------------------------------------------------------------------------
E0607    E0607         2164       MONITOR, BLOOD GLUCOSE (E0607)                  *              *
----------------------------------------------------------------------------------------------------------------
E0618    E0608         2322       APNEA MONITOR (E0608)                           *              *
----------------------------------------------------------------------------------------------------------------
E0619    E0608         2576       APNEA MONITOR (E0608) W/MEM                     *              *
                                  (INCL SMART)
----------------------------------------------------------------------------------------------------------------
E0609    E0609         2146       MONITOR, BLOOD GLUCOSE (E0609)                  *              *
                                  W/SPECIAL FEATURES
----------------------------------------------------------------------------------------------------------------
E0621    E0621         2215       PATIENT LIFT (E0621), SLING OR                  *              *
                                  SEAT, CANVAS OR NYLON
----------------------------------------------------------------------------------------------------------------
E0625    DM570         2191       PATIENT LIFT (E0625), KARTOP,                   *              *
                                  BATHROOM OR TOILET
----------------------------------------------------------------------------------------------------------------
E0627    E0627         4553       HIP CHAIR (E0627)                               *              *
----------------------------------------------------------------------------------------------------------------
E0627    DM570         2395       SEAT LIFT CHAIR/MOTORIZED                       *
                                  (E0627)
----------------------------------------------------------------------------------------------------------------
E0627    DM570         2205       SEAT LIFT MECH (E0627)                          *
                                  INCORPORATED INTO A COMB
                                  LIFT-CHAIR MECH
----------------------------------------------------------------------------------------------------------------
E0630    E0630         2190       PATIENT LIFT, HYDRAULIC (E0630),                *              *
                                  W/ SEAT OR SLING
----------------------------------------------------------------------------------------------------------------
E0635    DM570         2189       PATIENT LIFT (E0635), ELEC W/                   *
                                  SEAT OR SLING
----------------------------------------------------------------------------------------------------------------
E0650    E0650         2192       PNEUM COMPRESSOR (E0650),                       *              *
                                  NON-SEG HOME MODEL
----------------------------------------------------------------------------------------------------------------
E0651    E0651         2194       PNEUM COMPRESSOR (E0651), SEG                   *              *
                                  HOME MODEL W/OUT CALIB GRAD PRES
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0652    E0652         2193       PNEUM COMPRESSOR (E0652), SEG                   *              *
                                  HOME MODEL W/ CALIB GRAD PRES
----------------------------------------------------------------------------------------------------------------
E0655    E0655         2182       PNEUM COMPRESSOR (E0655),                       *
                                  NON-SEG APPLIANCE, HALF ARM
----------------------------------------------------------------------------------------------------------------
E0660    E0660         2181       PNEUM COMPRESSOR (E0660),                       *
                                  NON-SEG APPLIANCE, FULL LEG
----------------------------------------------------------------------------------------------------------------
E0665    E0665         2180       PNEUM COMPRESSOR (E0665),                       *
                                  NON-SEG APPLIANCE, FULL ARM
----------------------------------------------------------------------------------------------------------------
E0666    E0666         2183       PNEUM COMPRESSOR (E0666),                       *
                                  NON-SEG APPLIANCE, HALF LEG
----------------------------------------------------------------------------------------------------------------
E0667    E0667         2210       PNEUM APPLIANCE (E0667), SEG,                   *
                                  FULL LEG
----------------------------------------------------------------------------------------------------------------
E0668    E0668         2209       PNEUM APPLIANCE (E0668), SEG,                   *
                                  FULL ARM
----------------------------------------------------------------------------------------------------------------
E0669    E0669         2212       PNEUM APPLIANCE (E0669), SEG,                   *
                                  HALF LEG
----------------------------------------------------------------------------------------------------------------
E0670    E0670         2211       PNEUM APPLIANCE (E0670), SEG,                   *
                                  HALF ARM
----------------------------------------------------------------------------------------------------------------
E0671    E0671         2207       PNEUM APPLIANCE (E0671), SEG                    *
                                  GRAD PRESS, FULL LEG
----------------------------------------------------------------------------------------------------------------
E0672    E0672         2206       PNEUM APPLIANCE (E0672), SEG                    *
                                  GRAD PRESS, FULL ARM
----------------------------------------------------------------------------------------------------------------
E0673    E0673         2208       PNEUM APPLIANCE (E0673), SEG                    *
                                  GRAD PRESS, HALF LEG
----------------------------------------------------------------------------------------------------------------
E0690    DM570         2221       ULTRAVIOLET CABINET (E0690),                    *
                                  APPROPRIATE FOR HOME USE
----------------------------------------------------------------------------------------------------------------
E0700    DM570         2204       SAFETY EQUIP (E0700) (E.G.,                     *
                                  BELT, HARNESS OR VEST)
----------------------------------------------------------------------------------------------------------------
E0710    DM570         2202       RESTRAINTS (E0710), ANY TYPE                    *
                                  (BODY, CHEST, WRIST OR ANKLE)
----------------------------------------------------------------------------------------------------------------
E0720    E0720         2219       TENS (E0720), TWO LEAD,                         *              *
                                  LOCALIZED STIMULATION
----------------------------------------------------------------------------------------------------------------
E0730    E0730         2218       TENS (E0730), FOUR LEAD, LARGER                 *              *
                                  AREA/MULTIPLE NERVE STIMULATION
----------------------------------------------------------------------------------------------------------------
E0731    E0731         2159       TENS OR NMES (E0731), CONDUCTIVE                *
                                  GARMENT
----------------------------------------------------------------------------------------------------------------
E0744    E0744         2120       STIMULATOR (E0744),                             *              *
                                  NEUROMUSCULAR FOR SCOLIOSIS
----------------------------------------------------------------------------------------------------------------
E0745    E0745         2121       STIMULATOR (E0745),                             *              *
                                  NEUROMUSCULAR, ELECTRONIC SHOCK
                                  UNIT
----------------------------------------------------------------------------------------------------------------
E0745    E0745         6915       STIMULATOR FOUR CH (E0745),                     *              *
                                  NEUROMUSCULAR
----------------------------------------------------------------------------------------------------------------
E0746    DM570         2109       ELECTROMYOGRAPHY (EMG) (E0746),                 *              *
                                  BIOFEEDBACK DEVICE
----------------------------------------------------------------------------------------------------------------
E0747    DM570         2122       STIMULATOR (E0747), OSTEOGENIC,                 *
                                  NON-INVASIVE
----------------------------------------------------------------------------------------------------------------
E0748    DM570         2124       STIMULATOR (E0748), OSTEOGENIC                  *
                                  NON-INVASIVE, SPINAL APPLICATIONS
----------------------------------------------------------------------------------------------------------------
E0755    DM570         2157       STIMULATOR (E0755), ELECTRONIC                  *
                                  SALIVARY REFLEX, NON INVASIVE
----------------------------------------------------------------------------------------------------------------
E0776    E0776         2175       IV POLE (E0776)                                 *              *
----------------------------------------------------------------------------------------------------------------
E0784    E0784         2158       PUMP (E0784), EXT AMBULATORY                    *
                                  INFUSION, MINIMED, INSULIN
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0784    E0784         7925       PUMP, EXT INFUSION, MINIMED                     *
                                  PREMIUM, INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
E0784    E0784         6771       PUMP (E0784), INSULIN EXT                       *
                                  INFUSION DISETRONICS OR OTHER
----------------------------------------------------------------------------------------------------------------
E0840    E0840         2133       TRACTION FRAME (E0840), ATTACH                  *
                                  TO HEADBOARD, CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0850    E0850         2134       TRACTION STAND (E0850), FREE                    *              *
                                  STANDING, CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0855    E0855         7484       TRACTION (E0855), W/O FRAME OR                  *              *
                                  STAND
----------------------------------------------------------------------------------------------------------------
E0860    E0860         2130       TRACTION EQUIP (E0860),                         *              *
                                  OVERDOOR, CERVICAL
----------------------------------------------------------------------------------------------------------------
E0870    E0870         2131       TRACTION FRAME (E0870), ATTACH                  *              *
                                  TO FOOTBOARD, EXTREMITY, BUCKS
----------------------------------------------------------------------------------------------------------------
E0880    E0880         2135       TRACTION STAND (E0880)                          *              *
                                  FREE/STAND EXTREMITY
                                  TRACTION, EG, BUCK'S
----------------------------------------------------------------------------------------------------------------
E0890    E0890         2132       TRACTION FRAME (E0890), ATTACH                  *              *
                                  TO FOOTBOARD, PELVIC TRACTION
----------------------------------------------------------------------------------------------------------------
E0900    E0900         2136       TRACTION STAND (E0900) FREE/                    *              *
                                  STAND PELVIC TRACTION,(EG,
                                  BUCK'S)
----------------------------------------------------------------------------------------------------------------
E0910    E0910         2138       TRAPEZE BARS (E0910), A/K/A PT                  *              *
                                  HELPER, ATTACH TO BED W/ GRAB
                                  BAR
----------------------------------------------------------------------------------------------------------------
E0920    E0920         2111       FRACTURE FRAME (E0920), ATTACH                  *              *
                                  TO BED, INCLUDING WEIGHTS
----------------------------------------------------------------------------------------------------------------
E0935    E0935         2125       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE
----------------------------------------------------------------------------------------------------------------
E0935    E0935         2859       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, ANKLE
----------------------------------------------------------------------------------------------------------------
E0935    E0935         2860       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, ELBOW
----------------------------------------------------------------------------------------------------------------
E0935    E0935         2857       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, HAND
----------------------------------------------------------------------------------------------------------------
E0935    E0935         2858       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, SHOULDER
----------------------------------------------------------------------------------------------------------------
E0935    E0935         2861       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, WRIST
----------------------------------------------------------------------------------------------------------------
E0940    E0940         2137       TRAPEZE BAR (E0940), FREE                       *              *
                                  STANDING, COMPLETE W/ GRAB BAR
----------------------------------------------------------------------------------------------------------------
E0941    E0941         2116       TRACTION DEVICE (E0941), GRAVITY                *              *
                                  ASSISTED
----------------------------------------------------------------------------------------------------------------
E0942    E0942         2101       HARNESS/HALTER (E0942), CERVICAL                *
                                  HEAD
----------------------------------------------------------------------------------------------------------------
E0944    E0944         2126       HARNESS (E0944), PELVIC BELT,                   *
                                  BOOT
----------------------------------------------------------------------------------------------------------------
E0945    DM570         2110       HARNESS (E0945), EXTREMITY                      *
                                  BELT
----------------------------------------------------------------------------------------------------------------
E0946    E0946         2115       FRACTURE, FRAME (E0946), DUAL W/                *              *
                                  CROSS BARS, ATTACH TO BED
----------------------------------------------------------------------------------------------------------------
E0947    E0947         2113       FRACTURE FRAME (E0947),                         *
                                  ATTACHMENTS FOR COMPLEX PELVIC
                                  TRACTION
----------------------------------------------------------------------------------------------------------------
E0948    E0948         2112       FRACTURE FRAME (E0948)                          *                            *
                                  ATTACHMENTS FOR COMPLEX CERVICAL
                                  TRACTION
----------------------------------------------------------------------------------------------------------------
E0950    DM570         2139       TRAY (E0950)                                    *
----------------------------------------------------------------------------------------------------------------
E0958    E0958         2307       W/C PART ATTACHMENT (E0958) TO                  *
                                  CONVERT ANY W/C TO ONE ARM DRIVE
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0959    E0959         2237       W/C PART AMPUTEE ADAPTER(E0959)                 *
                                  (COMPENSATE FOR TRANS OF WEIGHT)
----------------------------------------------------------------------------------------------------------------
E0962    E0962         2232       CUSHION FOR WC 1" (E0962)                       *
----------------------------------------------------------------------------------------------------------------
E0963    E0963         2233       CUSHION FOR WC 2" (E0963)                       *
----------------------------------------------------------------------------------------------------------------
E0964    E0964         2234       CUSHION FOR WC 3" (E0964)                       *
----------------------------------------------------------------------------------------------------------------
E0965    E0965         2235       CUSHION FOR WC 4" (E0965)                       *
----------------------------------------------------------------------------------------------------------------
E0972    DM570         2230       TRANSFER BOARD OR DEVICE (E0972)                *
----------------------------------------------------------------------------------------------------------------
E0977    E0977         2317       CUSHION, WEDGE FOR W/C (E0977)                  *
----------------------------------------------------------------------------------------------------------------
E0978    E0978         2248       BELT, SAFETY (E0978) W/ AIRPLANE                *
                                  BUCKLE, W/C
----------------------------------------------------------------------------------------------------------------
E0979    DM570         2249       BELT, SAFETY (E0979) W/ VELCRO                  *
                                  CLOSURE, W/C
----------------------------------------------------------------------------------------------------------------
E0980    DM570         2292       SAFETY VEST (E0980), W/C                        *
----------------------------------------------------------------------------------------------------------------
E1031    E1031         2291       ROLLABOUT CHAIR (E1031), W/                     *              *
                                  CASTORS 5" OR GREATER
----------------------------------------------------------------------------------------------------------------
E1050    E1050         2260       W/C FULL/REC (E1050), FIX ARMS,                 *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1060    E1060         2259       W/C FULL/REC (E1070), DETACH                    *              *
                                  ARMS, SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1065    E1065         2287       W/C POWER ATTACHMENT (E1065)                    *
----------------------------------------------------------------------------------------------------------------
E1066    E1066         2247       BATTERY CHARGER (E1066)                         *
----------------------------------------------------------------------------------------------------------------
E1069    E1069         2255       BATTERY, DEEP CYCLE (E1069)                     *
----------------------------------------------------------------------------------------------------------------
E1070    E1070         2258       W/C FULL/REC (E1060), DETACH                    *              *
                                  ARMS, SWING AWAY DET/ ELEV
                                  LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1083    E1083         2263       W/C HEMI (E1083), FIX ARMS,                     *              *
                                  SWING AWAY DETACH ABLE ELEV LEG
                                  REST
----------------------------------------------------------------------------------------------------------------
E1084    E1084         2262       W/C HEMI (E1084), DETACH ARMS,                  *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1085    E1085         2264       W/C HEMI (E1085), FIX ARMS,                     *              *
                                  SWING AWAY DETACH ABLE FOOT
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1086    E1086         2261       W/C HEMI (E1086), DETACH ARMS,                  *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1087    E1087         2265       W/C HI STRENGTH  LT-WT (E1087),                 *              *
                                  FIX ARMS, S/AWAY ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1088    E1088         2268       W/C HI STRENGTH LT-WGT (E1088),                 *              *
                                  D/ ARMS, S/AWAY ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1089    E1089         2266       W/C HI STRENGTH LT-WGT (E1089),                 *              *
                                  FIX ARMS, S/AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1090    E1090         2267       W/C HI STRENGTH LT-WG (E1090),                  *              *
                                  DETACH ARMS, S/AWAY D/FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1091    E1091         2321       W/C YOUTH, ANY TYPE (E1091)                     *              *
----------------------------------------------------------------------------------------------------------------
E1092    E1092         2319       W/C WIDE HVY DUTY (E1092),                      *              *
                                  DETACH ARMS S/AWAY DETACH ELEVAT LEGS
----------------------------------------------------------------------------------------------------------------
E1093    E1093         2320       W/C WIDE HVY DUTY (E1093),                      *              *
                                  DETACH ARMS S/AWAY DETACH
                                  FOOTRESTS
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1100    E1100         2296       W/C SEMI-RECLINING (E1100),                     *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1110    E1110         2295       W/C SEMI-RECLINING (E1110),                     *              *
                                  DETACH ARMS ELEV LEG REST
----------------------------------------------------------------------------------------------------------------
E1130    E1130         2303       W/C STANDARD (E1130), FIX OR                    *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1140    E1140         2313       W/C (E1140), DETACH ARMS SWING                  *              *
                                  AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1150    E1150         2314       W/C (E1150), DETACH ARMS, SWING                 *              *
                                  AWAY DETACH ELEVAT LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1160    E1160         2315       W/C (E1160), W/ FIX ARMS, SWING                 *              *
                                  AWAY DETACH ELEVAT LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1160    E1160         2396       W/C (E1160), W/FIX ARMS                         *              *
                                  REMOVABLE FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1170    E1170         2241       W/C AMPUTEE (E1170), FIX ARMS,                  *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1171    E1171         2242       W/C AMPUTEE (E1171), FIX ARMS,                  *              *
                                  W/OUT FOOTRESTS OR LEGREST
----------------------------------------------------------------------------------------------------------------
E1172    E1172         2240       W/C AMPUTEE (E1172), DETACH ARMS                *              *
                                  W/OUT FOOTRESTS OR LEGREST
----------------------------------------------------------------------------------------------------------------
E1180    E1180         2239       W/C AMPUTEE (E1180), DETACH ARMS                *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1190    E1190         2238       W/C AMPUTEE (E1190), DETACH ARMS                *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1195    E1195         2273       W/C HVY DUTY (E1195), FIX ARMS,                 *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1200    E1200         2243       W/C AMPUTEE (E1200), FIX FULL                   *              *
                                  LENGTH ARMS, S/AWAY D/FOOTREST
----------------------------------------------------------------------------------------------------------------
E1210    E1210         2281       W/C MOTORIZED (E1210), FIX ARMS,                *              *
                                  S/AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1211    E1211         2279       W/C MOTORIZED (E1211), DETACH                   *              *
                                  ARMS , S/AWAY DETACH FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1212    E1212         2282       W/C MOTORIZED (E1212) ,FIX ARMS,                *              *
                                  SWING AWAY DETACH FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1213    E1213         2280       W/C MOTORIZED (E1213), DETACH                   *              *
                                  ARMS S/AWAY, DETACH ELEV LEG
                                  REST
----------------------------------------------------------------------------------------------------------------
E1220    E1220         2551       W/C CUSTOM (E1220)                              *
----------------------------------------------------------------------------------------------------------------
E1220    E1220         2579       W/C XXWIDE (E1220)                                                           *
----------------------------------------------------------------------------------------------------------------
E1230    E1230         2288       SCOOTER (E1230), THREE OR 4                     *              *
                                  WHEEL
----------------------------------------------------------------------------------------------------------------
E1240    E1240         2276       W/C LT-WGT (E1240), DETACH ARMS                 *              *
                                  SWING AWAY DETACH, ELEV LEGREST
----------------------------------------------------------------------------------------------------------------
E1250    E1250         2278       W/C LT-WGT (E1250), FIX ARMS,                   *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1260    E1260         2275       W/C LT-WGT (E1260), DETACH ARMS                 *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1270    E1270         2277       W/C LT-WGT (E1270), FIX ARMS,                   *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1280    E1280         2270       W/C HVY DUTY (E1280), DETACH                    *              *
                                  ARMS ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1285    E1285         2274       W/C HVY DUTY (E1285), FIX ARMS,                 *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1290    E1290         2271       W/C HVY DUTY (E1290), DETACH                    *              *
                                  ARMS SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1295    E1295         2272       W/C HVY DUTY (E1295), FIX ARMS,                 *              *
                                  ELEV LEGREST
----------------------------------------------------------------------------------------------------------------
E1300    DM570         2062       WHIRLPOOL (E1300), PORT (OVERTUB                *
                                  TYPE)
----------------------------------------------------------------------------------------------------------------
E1310    DM570         2061       WHIRLPOOL (E1399), NON-PORT                     *
                                  (BUILT-IN TYPE)
----------------------------------------------------------------------------------------------------------------
E1353    E1353         2381       O2 REGULATOR (E1353)                            *              *
----------------------------------------------------------------------------------------------------------------
E1355    E1355         2384       CYLINDER STAND/RACK (E1355)                     *
----------------------------------------------------------------------------------------------------------------
E1372    E1372         2331       IMMERSION EXT HEATER (E1372) FOR                *              *
                                  NEBULIZER
----------------------------------------------------------------------------------------------------------------
E1375    E1375         2334       NEBULIZER PORT (E1375) W/ SMALL                 *
                                  COMPRESSOR, W/ LIMITED FLOW
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2568       ADAPTER (A9900), AC/DC                          *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2586       APNEA MONITOR DOWNLOAD (E1399)                  *                            *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2552       BATH LIFT (E1399), CUSTOM                       *
--------------------------------------------------------------------------------------------------------------- -
E1399    DM570         2563       BED WEDGE (E1399), 12"                          *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2856       BEDROOM EQUIPMENT (E1399),CUSTOM                *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2525       BREAST PUMP, ELECTRIC (E1399)                   *              *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2581       BREAST PUMP, INSTITUTIONAL                      *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2580       BREAST PUMP, MANUAL (E1399)                     *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2593       COLD THERAPY UNIT, PAD (E1399)                  *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2565       COMMODE (E1399), DROP ARM, HEAVY                *
                                  DUTY
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2582       COMPRESSION PUMP BOOT (E1399)                   *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2583       COMPRESSION PUMP, FOOT (E1399)                  *              *
----------------------------------------------------------------------------------------------------------------
E1399    A9900         2569       CPAP HUMIDIFIER (A9900), HEATED                 *              *
----------------------------------------------------------------------------------------------------------------
E1399    A9900         2635       CPAP/BIPAP SUPPLIES (A9900)                     *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2327       DURABLE MEDICAL EQUIP (E1399),                  *
                                  MISCELLANEOUS
----------------------------------------------------------------------------------------------------------------
E1399    E1220         2584       GERI CHAIR (E1399), THREE                       *              *
                                  POSITION RECLINING
----------------------------------------------------------------------------------------------------------------
E1399    DM570         6780       HOLTER MONITOR (G0004)                          *              *
----------------------------------------------------------------------------------------------------------------
E1399    E0265         2590       HOSP BED (E1399), ELECTRIC,                     *              *
                                  XLONG, W/MATTRESS & SIDE RAILS
----------------------------------------------------------------------------------------------------------------
E1399    E0200         2868       LAMP, ULTRAVIOLET (E1399)                       *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2588       MONITOR (E1399), VITAL SIGNS                                   *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2529       O2 ANALYZER (A9900)                             *              *
----------------------------------------------------------------------------------------------------------------
E1399    A9900         2594       O2 CONSERVATION DEVICE (A9900)                  *              *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         6775       OXIMETRY TEST (E1399)                                                        *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399    DM570         2555       PATIENT LIFT, CUSTOM (E1399)                    *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2561       PEAK FLOW METER (E1399)                         *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         4559       PEDIATRIC WALKER (E1399)                        *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2567       PNEUMOGRAM (E1399)                              *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2553       POSITIONING, CUSTOM (E1399)                     *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2526       PULSE OXIMETER (E1399)                          *              *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2527       PULSE OXIMETER W/ PROBE                         *              *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2562       SHOWER, HAND HELD (E1399)                       *              *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2592       SLEEP STUDY, ADULT (E1399)                      *              *
----------------------------------------------------------------------------------------------------------------
E1399    DM590         7483       STIMULATOR (E1399), MUSCLE, LOW                 *              *
                                  VOLTAGE OR INTERFERENTIAL
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2855       THERAPY EQUIPMENT, CUSTOM                       *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E1399    DM570         6774       THERAPY PERCUSSION, GENERATOR                   *              *
                                  ONLY
----------------------------------------------------------------------------------------------------------------
E1399    E1399         7506       W/C, CUSTOM (E1399) MANUAL ADULT                               *             *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         7504       W/C, CUSTOM (E1399) MANUAL                                     *             *
                                  PEDIATRIC
----------------------------------------------------------------------------------------------------------------
E1399    E1399         7507       W/C, CUSTOM (E1399) POWER ADULT                                *             *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         7505       W/C, CUSTOM (E1399) POWER                                      *             *
                                  PEDIATRIC
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2564       WALKER (E1399), HEAVY DUTY,                     *
                                  EXTRA WIDE
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2585       WALKER (E1399), HEMI                            *
----------------------------------------------------------------------------------------------------------------
K0539    DM570         6873       WOUND SUCTION DEVICE (K0538)                    *                            *
----------------------------------------------------------------------------------------------------------------
K0539    DM570         7914       DRESSING SET, FOR WOUND SUCTION                 *
                                  DEVICE (K0539)
----------------------------------------------------------------------------------------------------------------
K0540    DM570         7915       CANISTER SET, FOR WOUND SUCTION                 *
                                  DEVICE (K0540)
----------------------------------------------------------------------------------------------------------------
E1400    E1390         2361       O2 CONC (E1390),MANUF SPEC                      *              *
                                  MAXFLOWRATE = 2 LTS PER MIN@85%
----------------------------------------------------------------------------------------------------------------
G0015    DM570         6779       CARDIAC EVENT MONITOR (G0015)                                  *
----------------------------------------------------------------------------------------------------------------
K0163    DM590         3713       ERECTION SYSTEM, VACUUM (K0163)                 *
----------------------------------------------------------------------------------------------------------------
K0183    DM590         2516       CPAP MASK (K0183)                               *
----------------------------------------------------------------------------------------------------------------
K0184    DM590         2515       NASAL PILLOWS/SEALS (K0184)                     *
                                  REPLACEMENT FOR NASAL APP/
                                  DVC, PAIR
----------------------------------------------------------------------------------------------------------------
K0185    DM590         2514       CPAP HEADGEAR (K0185)                           *
----------------------------------------------------------------------------------------------------------------
K0186    DM590         2513       CPAP CHIN STRAP (K0186)                         *
----------------------------------------------------------------------------------------------------------------
K0187    DM590         2512       CPAP TUBING (K0187)                             *
----------------------------------------------------------------------------------------------------------------
K0188    DM590         2511       CPAP FILTER (A9900), DISPOSABLE                 *
----------------------------------------------------------------------------------------------------------------
K0189    DM590         2510       CPAP FILTER (A9900),                            *
                                  NON-DISPOSABLE
----------------------------------------------------------------------------------------------------------------
K0268    DM590         2509       CPAP HUMIDIFIER (K0268), COOL                   *
----------------------------------------------------------------------------------------------------------------
K0413    DM590         6889       MATTRESS (K0413), NONPOWERED,                   *              *
                                  EQUIVALENT
----------------------------------------------------------------------------------------------------------------
E1399    E1399         7673       MATTRESS (E1399) V-CUE DYNAMIC                  *                  *
                                  AIR THERAPY
----------------------------------------------------------------------------------------------------------------
A4608    A9900         7621       CATHETER TRACH (A4608) 11CM 1                   *
                                  SCOOP
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7664       COFFLATOR (E1399CF) MANUAL                                     *
                                  SECRETION MOBIL DEVICE
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0168B   A9900         7643       COMMODE (E0168B) HVY DUTY                       *
                                  BEDSIDE CHAIR 251-450 LBS.
----------------------------------------------------------------------------------------------------------------
E0168C   A9900         7644       COMMODE (E0168C) HVY DUTY DROP                  *
                                  ARM 451-850 LBS.
----------------------------------------------------------------------------------------------------------------
A6234    HH591         7626       DRESSING <16 SQ IN (A6234)                      *
                                  HYDROCOLLOID DRESSING, EA
----------------------------------------------------------------------------------------------------------------
A6258    HH591         7627       DRESSING >16 SQ IN (A6258)                      *
                                  TRANSPAREN FILM, EA
----------------------------------------------------------------------------------------------------------------
A46203   HH591         7625       DRESSING COMPOSITE <16 SQ IN                    *
                                  (A46203) SELF ADH, EA
----------------------------------------------------------------------------------------------------------------
B9998B   DM590         7655       ENT (B9998B) EXT SET Y SITE                     *
                                  F/KANGAROO PUMP
----------------------------------------------------------------------------------------------------------------
B9998C   DM590         7656       ENT (B9998C) EXT SET W/ CLAMP                   *
                                  BASIC
----------------------------------------------------------------------------------------------------------------
B9998D   DM590         7657       ENT (B9998D) FARRELL GASTRIC                    *
                                  RELIEF VLV
----------------------------------------------------------------------------------------------------------------
B9998E   DM590         7658       ENT (B9998E) GASTRO EXT SET                     *
----------------------------------------------------------------------------------------------------------------
B9998F   DM590         7659       ENT (B9998F) GASTRO TUBE ANY                    *
                                  SIZE MIC-KEY OR HIDE A PORT
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7620       HUMID-VENT (E1399) ARTIFICIAL                   *
                                  NOSE
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7660       IPPB (E1399) UNIV SET UP                        *
                                  W/MANIFOLD NEBULIZER
----------------------------------------------------------------------------------------------------------------
K0105    A9900         7639       IV POLE (K0105) ATTACH F/ W/C                   *
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7641       MECHANICAL SCALE (E1399)                        *
                                  PEDIATRIC/NEONATAL
----------------------------------------------------------------------------------------------------------------
A7008    A9900         7661       NEBULIZER (A7008) KIT PREFILL                   *
                                  W/STR H20 1L BAX
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7663       O2 CONNECTOR (E1399)                             *
                                  SIMS/IRRIGATION NOZZLE BAX
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7615       O2 HUMIDIFIER (E1399)                           *
                                  AQUA+NEONATAL EA HUD
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7623       O2 SWIVEL (E1399) ADAPTER ANGLED                *
                                  STERILE
----------------------------------------------------------------------------------------------------------------
L8501    A9900         7624       SPEAKING VALVE (L8501) WHITE PAS                *
----------------------------------------------------------------------------------------------------------------
A4319    HH591         7629       STERILE WATER (A4319) F/IRRIG 1L                *
                                  BAX
----------------------------------------------------------------------------------------------------------------
A7001    HH591         7619       SUCTION BOTTLE (A7001) W/LID &                  *
                                  TUBING
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7616       SUCTION FILTER (E1399) BACTERIA                 *
----------------------------------------------------------------------------------------------------------------
A6265    HH591         7628       TAPE ALL TYPES (A6265) EXCLUDING                *
                                  MICROFOAM, PER 18 SQ INCHES
----------------------------------------------------------------------------------------------------------------
A4481    A9900         7622       TRACH FILTER (A4481) BACTERIA                   *
                                  ELECTROSTATIC
----------------------------------------------------------------------------------------------------------------
A4623    A9900         7618       TRACH INNER (A4623) CANNULA                     *
----------------------------------------------------------------------------------------------------------------
A4621    A9900         7617       TRACH TUBE MASK (A4621) COLLAR                  *
                                  OR HOLDER
----------------------------------------------------------------------------------------------------------------
A7010    A9900         7662       TUBING (A7010) AEROSOL                          *
                                  CORRUGATED PER FOOT
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7631       VENT ADAPTER (E1399) MDI HUD                    *
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7630       VENT BATTERY CHARGER (A9900) 12V                *
                                  GEL
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7632       VENT CONNECTOR (E1399) PED OR                   *
                                  ADULT OMNIFLEX DISP
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7633       VENT FILTER (E1399) HYGROBAC S                  *
                                  ELECTOSTATIC MAL
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399    A9900         7634       VENT THERMOMETER (E1399) W/                     *
                                  ADAPTER
----------------------------------------------------------------------------------------------------------------
K0108    A9900         7638       W/C BRAKE EXTENSION (K0108) TIP                 *
                                  BLK 10/PK
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7635       WALKER BASKET (E1399) VINYL                     *
                                  COATED
----------------------------------------------------------------------------------------------------------------
E0159    A9900         7640       WALKER BRAKE (E0159) ATTACHMENT                 *
----------------------------------------------------------------------------------------------------------------
E0148    A9900         7636       WALKER HVY DUTY (E0148) FOLDING                 *
                                  X-WIDE
----------------------------------------------------------------------------------------------------------------
E0149    A9900         7637       WALKER HVY DUTY (E0149) W/                      *
                                  WHEELS
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7645       CPAP (E1399) DC BATTERY ADAPTER                 *
                                  CABLE
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7646       CPAP (E1399) EXHALATION PORT                    *
                                  DISP
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7647       CPAP (E1399) FUSE KIT                           *
                                  INTERNATIONAL A/C
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7648       CPAP (E1399) HUMIDIFIER CHAMBER                 *
                                  KIT DISP
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7649       CPAP (E1399) HUMIDIFIER CHAMBER                 *
                                  REUSABLE
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7650       CPAP (E1399) HUMIDIFIER MOUNTING                *
                                  TRAY
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7651       CPAP (E1399) INVERTOR AC/DC                     *
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7652       CPAP (E1399) POWER CORD                         *
                                  F/ARIA-SYNC
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7653       CPAP (E1399) SHELL W/O PRESSURE                 *
                                  TAP
----------------------------------------------------------------------------------------------------------------
A9900    DM590         7566       CPAP CALIBRATION SHELL (A9900)                  *
----------------------------------------------------------------------------------------------------------------
A9900    DM590         7565       CPAP SHORT TUBING (A9900)                       *
----------------------------------------------------------------------------------------------------------------
E0601    E0601         7690       VENT, CONTINUOUS POSITIVE                       *              *
                                  (E0500) AIRWAY PRESSURE DEVICE
----------------------------------------------------------------------------------------------------------------
E0452    E0452         7691       VENT, BILEVEL INTERMITTENT                      *              *
                                  (E0500) ASSIST DEVICE (BIPAP)
----------------------------------------------------------------------------------------------------------------
E0747    DM570         6875       STIMULATOR, OSTEOGENIC,                         *              *
                                  ULTRASOUND
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7695       GEL/SILICON GOLD SEAL CPAP/BIPAP                *              *
                                  MASK (A9900)
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7701       VENT THERAPEUTIC ST BIPAP W/                    *              *
                                  BACKUP RATE (K0533)
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7703       O2 SYS HELIOS PORT LIQUID, RENT                           *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
HH591    HH591         7704       PUMP, EXT INFUSION, DANA                        *
                                  DIABECARE, INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
E0784    E0784         7731       PUMP, EXT INFUSION, ANIMAS,                     *
                                  INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7737       CPAP DREAM SEAL INTERFACE FOR                   *
                                  USE WITH BREEZE MASK (A9900)
----------------------------------------------------------------------------------------------------------------
DM590    DM590         7738       CPAP CHIN STRAP DELUXE (K0186)            *
----------------------------------------------------------------------------------------------------------------
E1340    E1340         7768       W/C REPAIRS - CUSTOM (E1340)                    *
----------------------------------------------------------------------------------------------------------------

The following may be charged under extraordinary circumstances:

----------------------------------------------------------------------------------------------------------------
E1399    E1399         4551       LABOR/SERVICE/SHIPPING CHARGES                  *                       *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2731       SHIPPING AND HANDLING FEES                      *                       *
----------------------------------------------------------------------------------------------------------------

The following may be charged if over and above routine on rental equipment:

----------------------------------------------------------------------------------------------------------------
E1350    E1350         2382       REPAIR OR NON-ROUTINE (E1350)                   *                       *
                                  SERVICE REQUIRING SKILL OF A
                                  TECH
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1340    E1340         2554       W/C REPAIRS - STANDARD (E1340)                           *              *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         4552       MISCELLANEOUS SUPPLIES                                   *              *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2589       REPAIR (E1399), RESPIRATORY                              *              *
                                  EQUIPMENT
----------------------------------------------------------------------------------------------------------------
E1399    E1399         4561       RESPIRATORY SUPPLIES (A4618)                             *              *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         4549       TENS/APNEA SUPPLIES                                      *              *
----------------------------------------------------------------------------------------------------------------

NOTES:
*
*
*
*
*
*
*

DME/HOME RESPIRATORY RATES:

RATES EFFECTIVE APRIL 1, 2004 - DECEMBER 31, 2004

----------------------------------------------------------------------------------------------------------------
HCPCS     CHC        GENTIVA
CODE     CODE         CODE                  DESCRIPTION              PURCHASE PRICE   RENTAL PRICE   DAILY PRICE
----------------------------------------------------------------------------------------------------------------
A4660    DM590         2520       MONITOR, BLOOD PRESSURE (A4660)                 *
                                  W/STETH & CUFF
----------------------------------------------------------------------------------------------------------------
A4670    DM590         2518       MONITOR, BLOOD PRESSURE                         *
                                  (A4670), AUTOMATIC
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7552       BREEZE (A9900) CPAP/BIPAP MASK                  *
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7553       FULL FACE (A9900) MIRAGE                        *
                                  CPAP/BIPAP MASK
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7554       GEL/SILICON (A9900) CPAP/BIPAP                  *
                                  MASK INCL GLD
                                  SEAL,PHANTM,MONARCH
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7556       SPECIALTY (A9900) CPAP/BIPAP                    *
                                  MASK (PROFILE OR SIMPICITY)
----------------------------------------------------------------------------------------------------------------
B9002    HI531         2570       PUMP, ENTERAL (B9002)                           *              *
----------------------------------------------------------------------------------------------------------------
B9998    DM590         6828       ENTERAL SUPPLIES (B9998)                                                     *
----------------------------------------------------------------------------------------------------------------
DM590    DM570         7551       BACK-PACK (E1399),  FOR                         *
                                  PORTABLE ENTERAL PUMP
----------------------------------------------------------------------------------------------------------------
A4615    DM590         2522       CANNULA, NASAL                                  *
----------------------------------------------------------------------------------------------------------------
B9002    DM590         7509       ENTERAL PUMP, PORTABLE (B9002)                  *              *
----------------------------------------------------------------------------------------------------------------
A7034    DM590         7508       MASK, CPAP GEL OR SILICONE                      *
                                  (K0183)
----------------------------------------------------------------------------------------------------------------
E0100    E0100         2020       CANE (E0100), ADJ OR FIX, W/ TIP                *
----------------------------------------------------------------------------------------------------------------
E0105    E0105         2021       CANE, QUAD (E0105)  OR THREE                    *
                                  PRONG, ADJ OR FIX, W/ TIPS
----------------------------------------------------------------------------------------------------------------
E0110    E0110         2028       CRUTCHES, FOREARM (E0110),  ADJ                 *
                                  OR FIX, PAIR, W/ TIPS, GRIPS
----------------------------------------------------------------------------------------------------------------
E0111    E0111         2023       CRUTCH FOREARM (E0111),  ADJ OR                 *
                                  FIX, EACH, W/ TIP AND GRIPS
----------------------------------------------------------------------------------------------------------------
E0112    E0112         2027       CRUTCHES UNDERARM,  WOOD                        *
                                  (E0112), ADJ OR FIX, PAIR,
                                  COMPLETE
----------------------------------------------------------------------------------------------------------------
E0113    E0113         2025       CRUTCH UNDERARM, WOOD (E0113),                  *
                                  ADJ OR FIX, EACH,
                                  COMPLETE
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0114    E0114         2026       CRUTCHES UNDERARM, ALUM                         *
                                  (E0114),  ADJ OR FIX, PAIR,
                                  COMPLETE
----------------------------------------------------------------------------------------------------------------
E0116    E0116         2024       CRUTCH UNDERARM, ALUM (E0116),                  *
                                  ADJ OR FIX, EACH, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0130    E0130         2037       WALKER, RIGID (E0130)                           *
                                  (PICKUP), ADJ OR FIX HEIGHT
----------------------------------------------------------------------------------------------------------------
E0135    E0135         2036       WALKER, FOLDING (E0135)                         *
                                  (PICKUP), ADJ OR FIX HEIGHT
----------------------------------------------------------------------------------------------------------------
E0141    E0141         2040       WALKER, WHEELED (E0141),  W/OUT                 *
                                  SEAT
----------------------------------------------------------------------------------------------------------------
E0142    DM570         2034       RIGID WALKER (E0142), WHEELED,                  *
                                  W/ SEAT,
----------------------------------------------------------------------------------------------------------------
E0143    E0143         2029       WALKER FOLDING, WHEELED                         *
                                  (E0143), W/OUT SEAT
----------------------------------------------------------------------------------------------------------------
E0145    DM570         2039       WALKER (E0145), WHEELED, W/                     *
                                  SEAT AND CRUTCH ATTACHMENTS
----------------------------------------------------------------------------------------------------------------
E0146    DM570         2038       WALKER, WHEELED, W/ SEAT (E0146)                *
----------------------------------------------------------------------------------------------------------------
E0147    E0147         2030       WALKER HVY DUT (E0147),  MULT                   *
                                  BRAKING SYS, VAR WHEEL
                                  RESISTANCE
----------------------------------------------------------------------------------------------------------------
E0153    E0153         2032       CRUTCH PLATFORM ATTACHMENT                      *
                                  (E0153), FOREARM EA
----------------------------------------------------------------------------------------------------------------
E0154    E0154         2033       WALKER PLATFORM ATTACHMENT                      *
                                  (E0154), EA
----------------------------------------------------------------------------------------------------------------
E0155    E0155         2041       WALKER WHEEL ATTACHMENT                         *
                                  (E0155), RIGID (PICKUP) WALKER
----------------------------------------------------------------------------------------------------------------
E0156    DM570         2035       WALKER SEAT ATTACHMENT (E0156)                  *
----------------------------------------------------------------------------------------------------------------
E0157    E0157         2022       WALKER, CRUTCH ATTACHMENT                       *
                                  (E0157), EACH
----------------------------------------------------------------------------------------------------------------
E0158    E0158         2031       WALKER LEG EXTENSIONS (E0158)                   *
----------------------------------------------------------------------------------------------------------------
E0163    E0163         2047       COMMODE CHAIR, STATIONARY                       *
                                  (E0163),  W/ FIX ARMS
----------------------------------------------------------------------------------------------------------------
E0164    E0164         2045       COMMODE CHAIR, MOBILE                           *
                                  (E0164),  W/ FIX ARMS
----------------------------------------------------------------------------------------------------------------
E0165    E0165         2046       COMMODE CHAIR (E0165),                          *
                                  STATIONARY, W/ DETACH ARMS
----------------------------------------------------------------------------------------------------------------
E0165    E0165         2591       COMMODE, XXWIDE(E0165)                          *
----------------------------------------------------------------------------------------------------------------
E0166    E0166         2044       COMMODE CHAIR (E0166), MOBILE,                  *
                                  W/ DETACH ARMS
----------------------------------------------------------------------------------------------------------------
E0167    E0167         2051       COMMODE CHAIR, PAIL OR PAN                      *
                                  (E0167)
----------------------------------------------------------------------------------------------------------------
E0176    E0176         2142       CUSHION (E0176) OR AIR PRESSURE                 *
                                  PAD, NON-POSITIONING
----------------------------------------------------------------------------------------------------------------
E0176    E0176         2394       REPLACEMENT PAD (E0176)                         *
                                  ALTERNATING PRESS
----------------------------------------------------------------------------------------------------------------
E0177    E0177         2224       CUSHION OR WATER PRESS PAD                      *
                                  (E0177), NONPOSITIONING
----------------------------------------------------------------------------------------------------------------
E0178    E0178         2160       CUSHION OR GEL PRESS PAD                        *
                                  (E0178), NONPOSITIONING
----------------------------------------------------------------------------------------------------------------
E0179    E0179         2154       CUSHION (E0179) OR DRY PRESSURE                 *
                                  PAD, NONPOSTIONING
----------------------------------------------------------------------------------------------------------------
E0180    E0180         2196       PUMP (E0180), ALTERNATING                       *              *
                                  PRESSURES W/PAD
----------------------------------------------------------------------------------------------------------------
E0181    E0181         2197       PUMP (E0181), ALTERNATING PRESS                 *              *
                                  W/PAD,  HVY DUTY
----------------------------------------------------------------------------------------------------------------
E0184    E0184         2074       MATTRESS, DRY PRESSURE (E0184)                  *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0185    E0185         2076       MATTRESS (E0185), GEL OR                        *
                                  GEL-LIKE PRESSURE PAD
----------------------------------------------------------------------------------------------------------------
E0186    E0186         2064       MATTRESS, AIR PRESSURE (E0186)                  *
----------------------------------------------------------------------------------------------------------------
E0187    E0187         2099       MATTRESS, WATER PRESSURE (E0187)                *
----------------------------------------------------------------------------------------------------------------
E0188    DM570         2217       PAD, SYNTHETIC SHEEPSKIN (A9900)                *
----------------------------------------------------------------------------------------------------------------
E0189    DM570         2177       PAD, LAMBSWOOL SHEEPSKIN                        *
                                  (E0189), ANY SIZE
----------------------------------------------------------------------------------------------------------------
E0192    E0192         2573       CUSHION, JAY FOR W/C (E0192)                    *              *
----------------------------------------------------------------------------------------------------------------
E0192    E0192         2572       CUSHION, ROHO FOR W/C  (E0192)                  *              *
----------------------------------------------------------------------------------------------------------------
E0192    E0192         2178       W/C PAD (E0192), LOW PRESS AND                  *              *
                                  POSITIONING EQUALIZATION
----------------------------------------------------------------------------------------------------------------
E0193    E0193         2098       MATTRESS, LOW AIR LOSS (E0193),                 *              *             *
                                  INCL. BED
----------------------------------------------------------------------------------------------------------------
E0194    DM570         2063       AIR FLUIDIZED BED (E0194)                                      *             *
----------------------------------------------------------------------------------------------------------------
E0270    E1399         6887       HOSPITAL BED INSTITUTIONAL                                     *             *
----------------------------------------------------------------------------------------------------------------
E0196    E0196         2077       MATTRESS, GEL PRESSURE (E0196)                  *
----------------------------------------------------------------------------------------------------------------
E0197    E0197         2065       MATTRESS, AIR PRESSURE PAD                      *
                                  (E0197)
----------------------------------------------------------------------------------------------------------------
E0198    E0198         2100       MATTRESS (E0198), WATER                         *
                                  PRESSURE PAD
----------------------------------------------------------------------------------------------------------------
E0199    E0199         2075       MATTRESS, DRY PRESSURE PAD                      *
                                  (E0199)
----------------------------------------------------------------------------------------------------------------
E0200    E0200         2228       HEAT LAMP (E0200),  W/OUT                       *
                                  STAND, INCL/BULB, OR INFRARED
                                  ELEMENT
----------------------------------------------------------------------------------------------------------------
E0202    E0202         2229       PHOTOTHERAPY (BILIRUBIN)                                                     *
                                  (E0202), LIGHT WIT
----------------------------------------------------------------------------------------------------------------
E0202    E0202         2524       PHOTOTHERAPY, BILI BLANKET                                                   *
                                  (E0202)
----------------------------------------------------------------------------------------------------------------
E0205    E0205         2227       HEAT LAMP (E0205), WITH STAND,                  *
                                  INCL/ BULB, OR INFRARED ELEMENT
----------------------------------------------------------------------------------------------------------------
E0210    DM570         2156       HEATING PAD, STANDARD (E0210)                   *
----------------------------------------------------------------------------------------------------------------
E0215    DM570         2155       HEATING PAD (E0215), ELECTRIC,                  *
                                  MOIST
----------------------------------------------------------------------------------------------------------------
E0218    DM570         2560       COLD THERAPY UNIT (E0218)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E0235    DM570         2187       PARAFFIN BATH UNIT, PORT (E0235)                *
----------------------------------------------------------------------------------------------------------------
E0236    DM570         2199       PUMP (E0236) FOR WATER                          *
                                  CIRCULATING PAD
----------------------------------------------------------------------------------------------------------------
E0237    DM570         2223       HEAT COLD WATER (E0237)                         *
                                  CIRCULATING PAD W/PUMP
----------------------------------------------------------------------------------------------------------------
E0238    DM570         2179       HEATING PAD (E0238), MOIST,                     *
                                  NON-ELECTRIC
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2867       BATH TUB RAIL (E0241), WALL,                    *
                                  L-SHAPE
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2862       BATH TUB RAIL, WALL, 12" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2863       BATH TUB RAIL, WALL, 16" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2864       BATH TUB RAIL, WALL, 18" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2865       BATH TUB RAIL, WALL, 24" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2866       BATH TUB RAIL, WALL, 36" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241    DM570         2043       BATH TUB RAIL, WALL,                            *
                                  UNSPECIFIED SIZE
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0242    DM570         2042       BATH TUB RAIL, FLOOR BASE                       *
                                  (E0242)
----------------------------------------------------------------------------------------------------------------
E0243    DM570         2056       TOILET RAIL, EACH (E0243)                       *
----------------------------------------------------------------------------------------------------------------
E0244    E0244         2587       TOILET SEAT (E0244) RAISED WITH                 *
                                  ARMS
----------------------------------------------------------------------------------------------------------------
E0244    E0244         2052       TOILET SEAT, RAISED (E0244)                     *
----------------------------------------------------------------------------------------------------------------
E0245    DM570         2575       BATH BENCH WITH BACK (E0245)                    *
----------------------------------------------------------------------------------------------------------------
E0245    DM570         2058       BATH TUB STOOL OR BENCH (E0245)                 *
----------------------------------------------------------------------------------------------------------------
E0245    DM570         2578       TRANSFER BENCH, NON-PADDED                      *
                                  (E0245)
----------------------------------------------------------------------------------------------------------------
E0245    DM570         2577       TRANSFER BENCH, PADDED (E0245)                  *
----------------------------------------------------------------------------------------------------------------
E0246    DM570         2057       TRANSFER TUB RAIL(E0246),                       *
                                  ATTACHMENT
----------------------------------------------------------------------------------------------------------------
E0249    DM570         2186       HEAT UNIT (E0249), WATER                        *
                                  CIRCULATING PAD
----------------------------------------------------------------------------------------------------------------
E0255    E0255         2090       HOSP BED (E0255), VAR HEIGHT,                   *              *
                                  HI-LO, W/ SIDE RAILS, W/
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0256    E0256         2091       HOSP BED (E0256), VAR HEIGHT,                   *              *
                                  HI-LO, W/ SIDE RAILS, W/O
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0260    E0260         2083       HOSP BED (E0260), SEMI-ELEC, W/                 *              *
                                  SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0261    E0261         2084       HOSP BED (E0261), SEMI-ELEC, W/                 *              *
                                  SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0265    E0265         2086       HOSP BED (E0265), TOTAL ELEC,                   *              *
                                  W/ SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0266    E0266         2087       HOSP BED (E0266), TOTAL ELEC,                   *              *
                                  W/ SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0271    E0271         2096       MATTRESS, INNERSPRING (E0271)                   *
----------------------------------------------------------------------------------------------------------------
E0272    E0272         2095       MATTRESS, FOAM RUBBER (E0272)                   *
----------------------------------------------------------------------------------------------------------------
E0273    DM570         2068       BED BOARD (E1399)                               *
----------------------------------------------------------------------------------------------------------------
E0274    DM570         2097       OVER-BED TABLE (E0274)                          *
----------------------------------------------------------------------------------------------------------------
E0275    E0275         2071       BED PAN, STANDARD (E0275),                      *
                                  METAL OR PLASTIC
----------------------------------------------------------------------------------------------------------------
E0276    E0276         2070       BED PAN, FRACTURE (E0276),                      *
                                  METAL OR PLASTIC
----------------------------------------------------------------------------------------------------------------
E0277    E0277         2066       MATTRESS (E0277), LOW AIR LOSS,                 *              *             *
                                  ALT PRESSURE
----------------------------------------------------------------------------------------------------------------
E0280    DM570         2069       BED CRADLE, ANY TYPE (E1399)                    *
----------------------------------------------------------------------------------------------------------------
E0292    E0292         2092       HOSP BED (E0292), VAR HEIGHT,                   *              *
                                  HI-LO, W/OUT S/ RAILS, W/
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0293    E0293         2093       HOSP BED (E0293), VAR HEIGHT,                   *              *
                                  HI-LO, NO SIDE RAILS, NO
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0294    E0294         2085       HOSP BED (E0294), SEMI-ELEC,                    *              *
                                  W/OUT SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0295    E0295         2094       HOSP BED (E0295), SEMI-ELEC,                    *              *
                                  W/OUT SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0296    E0296         2089       HOSP BED (E0296), TOTAL ELEC,                   *              *
                                  W/OUT SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0297    E0297         2088       HOSP BED (E0297), TOTAL ELEC,                   *              *
                                  W/OUT SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0305    E0305         2073       BED SIDE RAILS (E0305), HALF                    *
                                  LENGTH
----------------------------------------------------------------------------------------------------------------
E0310    E0310         2072       BED SIDE RAILS (E0310), FULL                    *
                                  LENGTH
----------------------------------------------------------------------------------------------------------------
E0315    DM570         2067       BED ACCESSORIES: BOARDS OR                                     *
                                  TABLES, ANY TYPE
----------------------------------------------------------------------------------------------------------------
E0325    E0325         2060       URINAL; MALE (E0325), JUG-TYPE,                 *
                                  ANY MATERIAL
----------------------------------------------------------------------------------------------------------------
E0326    E0326         2059       URINAL; FEMALE (E0326),                         *
                                  JUG-TYPE, ANY MATERIAL
----------------------------------------------------------------------------------------------------------------
E0372    E0372         7008       MATTRESS (E0372) POWERED AIR                                   *             *
                                  OVERLAY
----------------------------------------------------------------------------------------------------------------
E0410    E0444         2369       O2 CONTENTS, LIQUID (E0444),                    *
                                  PER POUND
----------------------------------------------------------------------------------------------------------------
E0416    E0443         2371       O2 REFILL FOR PORT (E0443) GAS                  *
                                  SYSTEM ONLY, UP TO 23 CUBIC FEET
----------------------------------------------------------------------------------------------------------------
E0424    E0424         2385       O2 SYS STATIONARY (E0424) COMPR                                *
                                  GAS, RENT
----------------------------------------------------------------------------------------------------------------
E0430    E0430         2374       O2 SYS PORT GAS, PURCH (E0430)                  *              *
----------------------------------------------------------------------------------------------------------------
E0431    E0431         2574       O2 SYS PORT GAS, LIGHTWEIGHT                    *              *
                                  (E0431) W/CONSERV DEVICE,NO
                                  CONTENT
----------------------------------------------------------------------------------------------------------------
E0431    E0431         2375       O2 SYS PORT GAS, RENT (E0431)                                  *
----------------------------------------------------------------------------------------------------------------
E0434    E0434         2377       O2 SYS PORT LIQUID,RENT (E0434)                                *
----------------------------------------------------------------------------------------------------------------
E0435    E0435         2376       O2 SYS PORT LIQUID, PURCH                       *
                                  (E0435)
----------------------------------------------------------------------------------------------------------------
E0439    E0439         2388       O2 SYS STATIONARY (E0439)                                      *
                                  LIQUID, RENT
----------------------------------------------------------------------------------------------------------------
E0440    E0440         2387       O2 SYS STATIONARY (E0440)                       *
                                  LIQUID, PURCH
----------------------------------------------------------------------------------------------------------------
E0443    E0400         2869       O2 CONTENTS, H/K CYLINDER                       *
                                  (E0400), 200-300 CUBIC FT
----------------------------------------------------------------------------------------------------------------
E0444    E0444         2379       O2 CONTENTS, PORT LIQUID                        *
                                  (E0444), PER UNIT (1 UNIT = 1
                                  LB.)
----------------------------------------------------------------------------------------------------------------
E0450    E0450         7555       POSITIVE PRESSURE VENTS                         *              *
                                  (E0450)(E.G. T-BIRD)
----------------------------------------------------------------------------------------------------------------
E0450    E0450         7926       POSITIVE PRESSURE VENTS,                                       *
                                  EMERGENCY BACKUP (E.G.
                                  T-BIRD)(E0450)
----------------------------------------------------------------------------------------------------------------
E0450    E0450         2392       VENTILATOR VOLUME (E0450),                      *              *
                                  STATIONARY OR PORT
----------------------------------------------------------------------------------------------------------------
E0450    E0450         7522       VENTILATOR, VOLUME, (E0450)                     *              *
                                  EMERGENCY BACKUP UNIT
----------------------------------------------------------------------------------------------------------------
E0452    E0452         2332       BILEVEL INTERMITTENT (E0452)                    *              *
                                  ASSIST DEVICE,(BIPAP)
----------------------------------------------------------------------------------------------------------------
E0453    E0453         2390       VENTILATOR THERAPEUTIC (E0453);                 *              *
                                  FOR USE 12 HOURS OR LESS PER DAY
----------------------------------------------------------------------------------------------------------------
E0455    E0455         2372       O2 TENT (E0455), EXCLUDING                      *              *
                                  CROUP OR PEDIATRIC TENTS
----------------------------------------------------------------------------------------------------------------
E0457    E0457         2323       CHEST SHELL (CUIRASS) (E0457)                   *              *
----------------------------------------------------------------------------------------------------------------
E0459    E0459         2324       CHEST WRAP (E0459)                              *              *
----------------------------------------------------------------------------------------------------------------
E0460    E0460         2339       VENTILATOR (E0460), NEGATIVE                    *              *
                                  PRESSURE , PORTABLE OR
                                  STATIONARY
----------------------------------------------------------------------------------------------------------------
E0480    DM570         2373       PERCUSSOR (E0480), ELEC OR                      *              *
                                  PNEUM, HOME MODEL
----------------------------------------------------------------------------------------------------------------
E0500    E0500         2333       IPPB , W/ BUILT-IN NEB (E0500)                  *              *
                                  MAN OR AUTO VALVES; INT/EXT
                                  POWER
----------------------------------------------------------------------------------------------------------------
E0550    E0550         2328       HUMIDIFIER (E0550) DURABLE FOR                  *              *
                                  EXTENSIV SUP/ HUMID W/ IPPB OR
                                  O2
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0555    E0555         2330       HUMIDIFIER (E0555), DURABLE,                    *              *
                                  GLASS, FOR USE W/ REG OR
                                  FLOWMETER
----------------------------------------------------------------------------------------------------------------
E0565    E0565         2325       COMPRESSOR, AIR POWER (E0565)                   *              *
----------------------------------------------------------------------------------------------------------------
E0570    E0570         2336       NEBULIZER, W/ COMPRESSOR (E0570)                *              *
----------------------------------------------------------------------------------------------------------------
E0575    DM570         2571       NEBULIZER (E0575), ULTRASONIC,                  *              *
                                  AC/DC
----------------------------------------------------------------------------------------------------------------
E0575    DM570         2338       NEBULIZER; ULTRASONIC (E0575)                   *              *
----------------------------------------------------------------------------------------------------------------
E0585    E0585         2337       NEBULIZER(E0585), W/ COMPRESSOR                 *              *
                                  AND HEATER
----------------------------------------------------------------------------------------------------------------
E0600    E0600         2389       SUCTION PUMP (E0600), HOME MODEL                *              *
----------------------------------------------------------------------------------------------------------------
E0600    E0600         7523       SUCTION UNIT, (E0600), PORTABLE                 *              *
                                  AC/DC
----------------------------------------------------------------------------------------------------------------
E0601    E0601         2326       CONTINUOUS POSITVE (E0601)                      *              *
                                  AIRWAY PRESSURE DEVICE (CPAP)
----------------------------------------------------------------------------------------------------------------
E0601    E0601         6965       CPAP, SELF TITRATING (E0601)                    *              *
----------------------------------------------------------------------------------------------------------------
E0605    DM570         2391       VAPORIZER, ROOM TYPE (E0605)                    *
----------------------------------------------------------------------------------------------------------------
E0606    DM570         2380       POSTURAL DRAINAGE BOARD (E0606)                 *
----------------------------------------------------------------------------------------------------------------
E0607    E0607         6874       MONITOR, B/GLUCOSE (E0607)                      *
                                  ACCUCHEK AD
----------------------------------------------------------------------------------------------------------------
E0607    E0607         2164       MONITOR, BLOOD GLUCOSE (E0607)                  *
----------------------------------------------------------------------------------------------------------------
E0618    E0608         2322       APNEA MONITOR (E0608)                           *              *
----------------------------------------------------------------------------------------------------------------
E0619    E0608         2576       APNEA MONITOR (E0608) W/MEM                     *              *
                                  (INCL SMART)
----------------------------------------------------------------------------------------------------------------
E0609    E0609         2146       MONITOR, BLOOD GLUCOSE (E0609)                  *
                                  W/SPECIAL FEATURES
----------------------------------------------------------------------------------------------------------------
E0621    E0621         2215       PATIENT LIFT (E0621), SLING OR                  *
                                  SEAT, CANVAS OR NYLON
----------------------------------------------------------------------------------------------------------------
E0625    DM570         2191       PATIENT LIFT (E0625), KARTOP,                                  *             *
                                  BATHROOM OR TOILET
----------------------------------------------------------------------------------------------------------------
E0627    E0627         4553       HIP CHAIR (E0627)                               *              *
----------------------------------------------------------------------------------------------------------------
E0627    DM570         2395       SEAT LIFT CHAIR/MOTORIZED                       *
                                  (E0627)
----------------------------------------------------------------------------------------------------------------
E0627    DM570         2205       SEAT LIFT MECH (E0627)                          *
                                  INCORPORATED INTO A COMB
                                  LIFT-CHAIR MECH
----------------------------------------------------------------------------------------------------------------
E0630    E0630         2190       PATIENT LIFT, HYDRAULIC                         *              *
                                  (E0630), W/ SEAT OR SLING
----------------------------------------------------------------------------------------------------------------
E0635    DM570         2189       PATIENT LIFT (E0635), ELEC W/                   *
                                  SEAT OR SLING
----------------------------------------------------------------------------------------------------------------
E0650    E0650         2192       PNEUM COMPRESSOR (E0650),                       *              *
                                  NON-SEG HOME MODEL
----------------------------------------------------------------------------------------------------------------
E0651    E0651         2194       PNEUM COMPRESSOR (E0651), SEG                   *              *
                                  HOME MODEL W/OUT CALIB GRAD PRES
----------------------------------------------------------------------------------------------------------------
E0652    E0652         2193       PNEUM COMPRESSOR (E0652), SEG                   *              *
                                  HOME MODEL W/ CALIB GRAD PRES
----------------------------------------------------------------------------------------------------------------
E0655    E0655         2182       PNEUM COMPRESSOR (E0655),                       *
                                  NON-SEG APPLIANCE, HALF ARM
----------------------------------------------------------------------------------------------------------------
E0660    E0660         2181       PNEUM COMPRESSOR (E0660),                       *
                                  NON-SEG APPLIANCE, FULL LEG
----------------------------------------------------------------------------------------------------------------
E0665    E0665         2180       PNEUM COMPRESSOR (E0665),                       *
                                  NON-SEG APPLIANCE, FULL ARM
----------------------------------------------------------------------------------------------------------------
E0666    E0666         2183       PNEUM COMPRESSOR (E0666),                       *
                                  NON-SEG APPLIANCE, HALF LEG
----------------------------------------------------------------------------------------------------------------
E0667    E0667         2210       PNEUM APPLIANCE (E0667), SEG,                   *
                                  FULL LEG
----------------------------------------------------------------------------------------------------------------
E0668    E0668         2209       PNEUM APPLIANCE (E0668), SEG,                   *
                                  FULL ARM
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0669    E0669         2212       PNEUM APPLIANCE (E0669), SEG,                   *
                                  HALF LEG
----------------------------------------------------------------------------------------------------------------
E0670    E0670         2211       PNEUM APPLIANCE (E0670), SEG,                   *
                                  HALF ARM
----------------------------------------------------------------------------------------------------------------
E0671    E0671         2207       PNEUM APPLIANCE (E0671), SEG                    *
                                  GRAD PRESS, FULL LEG
----------------------------------------------------------------------------------------------------------------
E0672    E0672         2206       PNEUM APPLIANCE (E0672), SEG                    *
                                  GRAD PRESS, FULL ARM
----------------------------------------------------------------------------------------------------------------
E0673    E0673         2208       PNEUM APPLIANCE (E0673), SEG                    *
                                  GRAD PRESS, HALF LEG
----------------------------------------------------------------------------------------------------------------
E0690    DM570         2221       ULTRAVIOLET CABINET (E0690),                    *
                                  APPROPRIATE FOR HOME USE
----------------------------------------------------------------------------------------------------------------
E0700    DM570         2204       SAFETY EQUIP (E0700) (E.G.,                     *
                                  BELT, HARNESS OR VEST)
----------------------------------------------------------------------------------------------------------------
E0710    DM570         2202       RESTRAINTS (E0710), ANY TYPE                    *
                                  (BODY, CHEST, WRIST OR ANKLE)
----------------------------------------------------------------------------------------------------------------
E0720    E0720         2219       TENS (E0720), TWO LEAD,                         *              *
                                  LOCALIZED STIMULATION
----------------------------------------------------------------------------------------------------------------
E0730    E0730         2218       TENS (E0730), FOUR LEAD, LARGER                 *              *
                                  AREA/MULTIPLE NERVE STIMULATION
----------------------------------------------------------------------------------------------------------------
E0731    E0731         2159       TENS OR NMES (E0731),                           *
                                  CONDUCTIVE GARMENT
----------------------------------------------------------------------------------------------------------------
E0744    E0744         2120       STIMULATOR (E0744),                             *              *
                                  NEUROMUSCULAR FOR SCOLIOSIS
----------------------------------------------------------------------------------------------------------------
E0745    E0745         2120       STIMULATOR (E0745),                             *              *
                                  NEUROMUSCULAR, ELECTRONIC SHOCK
                                  UNIT
----------------------------------------------------------------------------------------------------------------
E0745    E0745         6915       STIMULATOR FOUR CH (E0745),                     *              *
                                  NEUROMUSCULAR
----------------------------------------------------------------------------------------------------------------
E0746    DM570         2109       ELECTROMYOGRAPHY (EMG) (E0746),                 *              *
                                  BIOFEEDBACK DEVICE
----------------------------------------------------------------------------------------------------------------
E0747    DM570         2122       STIMULATOR (E0747), OSTEOGENIC,                 *
                                  NON-INVASIVE
----------------------------------------------------------------------------------------------------------------
E0748    DM570         2124       STIMULATOR (E0748), OSTEOGENIC                  *
                                  NON-INVASIVE, SPINAL
                                  APPLICATIONS
----------------------------------------------------------------------------------------------------------------
E0755    DM570         2157       STIMULATOR (E0755), ELECTRONIC                  *
                                  SALIVARY REFLEX, NON INVASIVE
----------------------------------------------------------------------------------------------------------------
E0776    E0776         2175       IV POLE (E0776)                                 *              *
----------------------------------------------------------------------------------------------------------------
E0784    E0784         2158       PUMP (E0784), EXT AMBULATORY                    *
                                  INFUSION, MINIMED, INSULIN
----------------------------------------------------------------------------------------------------------------
E0784    E0784         7925       PUMP, EXT INFUSION, NON - DANA                  *
                                  PREMIUM, INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
E0784    E0784         6771       PUMP (E0784), INSULIN EXT                       *
                                  INFUSION DISETRONICS OR OTHER
----------------------------------------------------------------------------------------------------------------
E0840    E0840         2133       TRACTION FRAME (E0840), ATTACH                  *
                                  TO HEADBOARD, CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0850    E0850         2134       TRACTION STAND (E0850), FREE                    *              *
                                  STANDING, CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0855    E0855         7484       TRACTION (E0855), W/O FRAME OR                  *              *
                                  STAND
----------------------------------------------------------------------------------------------------------------
E0860    E0860         2130       TRACTION EQUIP (E0860),                         *
                                  OVERDOOR, CERVICAL
----------------------------------------------------------------------------------------------------------------
E0870    E0870         2131       TRACTION FRAME (E0870), ATTACH                  *              *
                                  TO FOOTBOARD, EXTREMITY, BUCKS
----------------------------------------------------------------------------------------------------------------
E0880    E0880         2135       TRACTION STAND (E0880)                          *              *
                                  FREE/STAND EXTREMITY TRACTION,
                                  EG, BUCK'S
----------------------------------------------------------------------------------------------------------------
E0890    E0890         2132       TRACTION FRAME (E0890), ATTACH                  *              *
                                  TO FOOTBOARD, PELVIC TRACTION
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0900    E0900         2136       TRACTION STAND (E0900) FREE/                    *              *
                                  STAND PELVIC TRACTION,( EG,
                                  BUCK'S)
----------------------------------------------------------------------------------------------------------------
E0910    E0910         2138       TRAPEZE BARS (E0910), A/K/A PT                  *              *
                                  HELPER, ATTACH TO BED W/ GRAB
                                  BAR
----------------------------------------------------------------------------------------------------------------
E0920    E0920         2111       FRACTURE FRAME (E0920), ATTACH                  *              *
                                  TO BED, INCLUDING WEIGHTS
----------------------------------------------------------------------------------------------------------------
E0935    E0935         2125       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE
----------------------------------------------------------------------------------------------------------------
E0935    E0935         2859       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, ANKLE
----------------------------------------------------------------------------------------------------------------
E0935    E0935         2860       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, ELBOW
----------------------------------------------------------------------------------------------------------------
E0935    E0935         2857       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, HAND
----------------------------------------------------------------------------------------------------------------
E0935    E0935         2858       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, SHOULDER
----------------------------------------------------------------------------------------------------------------
E0935    E0935         2861       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, WRIST
----------------------------------------------------------------------------------------------------------------
E0940    E0940         2137       TRAPEZE BAR (E0940), FREE                       *              *
                                  STANDING, COMPLETE W/ GRAB BAR
----------------------------------------------------------------------------------------------------------------
E0941    E0941         2116       TRACTION DEVICE (E0941),                        *              *
                                  GRAVITY ASSISTED
----------------------------------------------------------------------------------------------------------------
E0942    E0942         2101       HARNESS/HALTER (E0942),                         *
                                  CERVICAL HEAD
----------------------------------------------------------------------------------------------------------------
E0944    E0944         2126       HARNESS (E0944), PELVIC BELT,                   *
                                  BOOT
----------------------------------------------------------------------------------------------------------------
E0945    DM570         2110       HARNESS (E0945), EXTREMITY BELT                 *
----------------------------------------------------------------------------------------------------------------
E0946    E0946         2115       FRACTURE, FRAME (E0946), DUAL                   *              *
                                  W/ CROSS BARS, ATTACH TO BED
----------------------------------------------------------------------------------------------------------------
E0947    E0947         2113       FRACTURE FRAME (E0947),                         *              *
                                  ATTACHMENTS FOR COMPLEX PELVIC
                                  TRACTION
----------------------------------------------------------------------------------------------------------------
E0948    E0948         2112       FRACTURE FRAME (E0948)                          *              *
                                  ATTACHMENTS FOR COMPLEX
                                  CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0950    DM570         2139       TRAY (E0950)                                    *
----------------------------------------------------------------------------------------------------------------
E0958    E0958         2307       W/C PART ATTACHMENT (E0958) TO                  *
                                  CONVERT ANY W/C TO ONE ARM DRIVE
----------------------------------------------------------------------------------------------------------------
E0959    E0959         2237       W/C PART AMPUTEE ADAPTER(E0959)                 *
                                  (COMPENSATE FOR TRANS OF WEIGHT)
----------------------------------------------------------------------------------------------------------------
E0962    E0962         2232       CUSHION FOR WC 1" (E0962)                       *
----------------------------------------------------------------------------------------------------------------
E0963    E0963         2233       CUSHION FOR WC 2" (E0963)                       *
----------------------------------------------------------------------------------------------------------------
E0964    E0964         2234       CUSHION FOR WC 3" (E0964)                       *
----------------------------------------------------------------------------------------------------------------
E0965    E0965         2235       CUSHION FOR WC 4" (E0965)                       *
----------------------------------------------------------------------------------------------------------------
E0972    DM570         2230       TRANSFER BOARD OR DEVICE (E0972)                *
----------------------------------------------------------------------------------------------------------------
E0977    E0977         2317       CUSHION, WEDGE FOR W/C (E0977)                  *
----------------------------------------------------------------------------------------------------------------
E0978    E0978         2248       BELT, SAFETY (E0978) W/                         *
                                  AIRPLANE BUCKLE, W/C
----------------------------------------------------------------------------------------------------------------
E0979    DM570         2249       BELT, SAFETY (E0979) W/ VELCRO                  *
                                  CLOSURE, W/C
----------------------------------------------------------------------------------------------------------------
E0980    DM570         2292       SAFETY VEST (E0980), W/C                        *
----------------------------------------------------------------------------------------------------------------
E1031    E1031         2291       ROLLABOUT CHAIR (E1031), W/                     *              *
                                  CASTORS 5" OR GREATER
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1050    E1050         2260       W/C FULL/REC (E1050), FIX ARMS,                 *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1060    E1060         2259       W/C FULL/REC (E1070), DETACH                    *              *
                                  ARMS, SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1065    E1065         2287       W/C POWER ATTACHMENT (E1065)                    *
----------------------------------------------------------------------------------------------------------------
E1066    E1066         2247       BATTERY CHARGER (E1066)                         *
----------------------------------------------------------------------------------------------------------------
E1069    E1069         2255       BATTERY, DEEP CYCLE (E1069)                     *
----------------------------------------------------------------------------------------------------------------
E1070    E1070         2258       W/C FULL/REC (E1060), DETACH                    *              *
                                  ARMS, SWING AWAY DET/ ELEV
                                  LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1083    E1083         2263       W/C HEMI (E1083), FIX ARMS,                     *              *
                                  SWING AWAY DETACH ABLE ELEV LEG
                                  REST
----------------------------------------------------------------------------------------------------------------
E1084    E1084         2262       W/C HEMI (E1084), DETACH ARMS,                  *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1085    E1085         2264       W/C HEMI (E1085), FIX ARMS,                     *              *
                                  SWING AWAY DETACH ABLE FOOT
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1086    E1086         2261       W/C HEMI (E1086), DETACH ARMS,                  *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1087    E1087         2265       W/C HI STRENGTH  LT-WT (E1087),                 *              *
                                  FIX ARMS, S/AWAY ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1088    E1088         2268       W/C HI STRENGTH LT-WGT (E1088),                 *              *
                                  D/ ARMS, S/AWAY ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1089    E1089         2266       W/C HI STRENGTH LT-WGT (E1089),                 *              *
                                  FIX ARMS, S/AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1090    E1090         2267       W/C HI STRENGTH LT-WG (E1090),                  *              *
                                  DETACH ARMS, S/AWAY D/FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1091    E1091         2321       W/C YOUTH, ANY TYPE (E1091)                     *              *
----------------------------------------------------------------------------------------------------------------
E1092    E1092         2319       W/C WIDE HVY DUTY (E1092),                      *              *
                                  DETACH ARMS S/AWAY DETACH
                                  ELEVAT LEGS
----------------------------------------------------------------------------------------------------------------
E1093    E1093         2320       W/C WIDE HVY DUTY (E1093),                      *              *
                                  DETACH ARMS S/AWAY DETACH
                                  FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1100    E1100         2296       W/C SEMI-RECLINING (E1100),                     *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1110    E1110         2295       W/C SEMI-RECLINING (E1110),                     *              *
                                  DETACH ARMS ELEV LEG REST
----------------------------------------------------------------------------------------------------------------
E1130    E1130         2303       W/C STANDARD (E1130), FIX OR                    *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1140    E1140         2313       W/C (E1140), DETACH ARMS SWING                  *              *
                                  AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1150    E1150         2314       W/C (E1150), DETACH ARMS, SWING                 *              *
                                  AWAY DETACH ELEVAT LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1160    E1160         2315       W/C (E1160), W/ FIX ARMS, SWING                 *              *
                                  AWAY DETACH ELEVAT LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1160    E1160         2396       W/C (E1160), W/FIX ARMS                         *              *
                                  REMOVABLE FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1170    E1170         2241       W/C AMPUTEE (E1170), FIX ARMS,                  *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1171    E1171         2242       W/C AMPUTEE (E1171), FIX ARMS,                  *              *
                                  W/OUT FOOTRESTS OR LEGREST
----------------------------------------------------------------------------------------------------------------
E1172    E1172         2240       W/C AMPUTEE (E1172), DETACH                     *              *
                                  ARMS W/OUT FOOTRESTS OR LEGREST
----------------------------------------------------------------------------------------------------------------
E1180    E1180         2239       W/C AMPUTEE (E1180), DETACH                     *              *
                                  ARMS SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1190    E1190         2238       W/C AMPUTEE (E1190), DETACH                     *              *
                                  ARMS SWING AWAY DETACH ELEV
                                  LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1195    E1195         2273       W/C HVY DUTY (E1195), FIX ARMS,                 *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1200    E1200         2243       W/C AMPUTEE (E1200), FIX FULL                   *              *
                                  LENGTH ARMS, S/AWAY D/FOOTREST
----------------------------------------------------------------------------------------------------------------
E1210    E1210         2281       W/C MOTORIZED (E1210), FIX                      *              *
                                  ARMS, S/AWAY DETACH ELEV LEG
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1211    E1211         2279       W/C MOTORIZED (E1211), DETACH                   *              *
                                  ARMS , S/AWAY DETACH FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1212    E1212         2282       W/C MOTORIZED (E1212) , FIX                     *              *
                                  ARMS, SWING AWAY DETACH FOOT
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1213    E1213         2280       W/C MOTORIZED (E1213), DETACH                   *              *
                                  ARMS S/AWAY, DETACH ELEV LEG
                                  REST
----------------------------------------------------------------------------------------------------------------
E1220    E1220         2551       W/C CUSTOM (E1220)                              *              *
----------------------------------------------------------------------------------------------------------------
E1220    E1220         2579       W/C XXWIDE (E1220)                                                           *
----------------------------------------------------------------------------------------------------------------
E1230    E1230         2288       SCOOTER (E1230), THREE OR 4                     *              *
                                  WHEEL
----------------------------------------------------------------------------------------------------------------
E1240    E1240         2276       W/C LT-WGT (E1240), DETACH ARMS                 *              *
                                  SWING AWAY DETACH, ELEV LEGREST
----------------------------------------------------------------------------------------------------------------
E1250    E1250         2278       W/C LT-WGT (E1250), FIX ARMS,                   *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1260    E1260         2275       W/C LT-WGT (E1260), DETACH ARMS                 *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1270    E1270         2277       W/C LT-WGT (E1270), FIX ARMS,                   *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1280    E1280         2270       W/C HVY DUTY (E1280), DETACH                    *              *
                                  ARMS ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1285    E1285         2274       W/C HVY DUTY (E1285), FIX ARMS,                 *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1290    E1290         2271       W/C HVY DUTY (E1290), DETACH                    *              *
                                  ARMS SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1295    E1295         2272       W/C HVY DUTY (E1295), FIX ARMS,                 *              *
                                  ELEV LEGREST
----------------------------------------------------------------------------------------------------------------
E1300    DM570         2062       WHIRLPOOL (E1300), PORT                         *
                                  (OVERTUB TYPE)
----------------------------------------------------------------------------------------------------------------
E1310    DM570         2061       WHIRLPOOL (E1399), NON-PORT                                    *             *
                                  (BUILT-IN TYPE)
----------------------------------------------------------------------------------------------------------------
E1353    E1353         2381       O2 REGULATOR (E1353)                            *              *             *
----------------------------------------------------------------------------------------------------------------
E1355    E1355         2384       CYLINDER STAND/RACK (E1355)                     *
----------------------------------------------------------------------------------------------------------------
E1372    E1372         2331       IMMERSION EXT HEATER (E1372)                    *              *
                                  FOR NEBULIZER
----------------------------------------------------------------------------------------------------------------
E1375    E1375         2334       NEBULIZER PORT (E1375) W/ SMALL                 *
                                  COMPRESSOR, W/ LIMITED FLOW
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399    DM570         2568       ADAPTER (A9900), AC/DC                          *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2586       APNEA MONITOR DOWNLOAD (E1399)                                               *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2552       BATH LIFT (E1399), CUSTOM                                      *             *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2563       BED WEDGE (E1399), 12"                          *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2856       BEDROOM EQUIPMENT (E1399),                                     *
                                  CUSTOM
----------------------------------------------------------------------------------------------------------------
E0603    E1399         2525       BREAST PUMP, ELECTRIC (E1399)                   *              *
----------------------------------------------------------------------------------------------------------------
E0604    DM570         2581       BREAST PUMP, INSTITUTIONAL                      *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E0602    E1399         2580       BREAST PUMP, MANUAL (E1399)                     *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2593       COLD THERAPY UNIT, PAD (E1399)                  *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2565       COMMODE (E1399), DROP ARM,                      *
                                  HEAVY DUTY
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2582       COMPRESSION PUMP BOOT (E1399)                   *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2583       COMPRESSION PUMP, FOOT (E1399)                  *              *
----------------------------------------------------------------------------------------------------------------
E1399    A9900         2569       CPAP HUMIDIFIER (A9900), HEATED                 *              *
----------------------------------------------------------------------------------------------------------------
E1399    A9900         2635       CPAP/BIPAP SUPPLIES (A9900)                                    *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2327       DURABLE MEDICAL EQUIP (E1399),                                 *
                                  MISCELLANEOUS
----------------------------------------------------------------------------------------------------------------
E1399    E1220         2584       GERI CHAIR (E1399), THREE                                      *
                                  POSITION RECLINING
----------------------------------------------------------------------------------------------------------------
E1399    DM570         6780       HOLTER MONITOR (G0004)                                         *
----------------------------------------------------------------------------------------------------------------
E1399    E0265         2590       HOSP BED (E1399), ELECTRIC,                     *              *
                                  XLONG, W/MATTRESS & SIDE RAILS
----------------------------------------------------------------------------------------------------------------
E1399    E0200         2868       LAMP, ULTRAVIOLET (E1399)                       *              *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2588       MONITOR (E1399), VITAL SIGNS                    *              *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2529       O2 ANALYZER (A9900)                             *              *
----------------------------------------------------------------------------------------------------------------
E1399    A9900         2594       O2 CONSERVATION DEVICE (A9900)                  *              *
----------------------------------------------------------------------------------------------------------------
E0455    DM570         6775       OXIMETRY TEST (E1399)                                                        *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2555       PATIENT LIFT, CUSTOM (E1399)                                   *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2561       PEAK FLOW METER (E1399)                         *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         4559       PEDIATRIC WALKER (E1399)                        *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2567       PNEUMOGRAM (E1399)                              *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2553       POSITIONING, CUSTOM (E1399)                                    *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2526       PULSE OXIMETER (E1399)                          *              *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2527       PULSE OXIMETER W/ PROBE (E1399)                 *              *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2562       SHOWER, HAND HELD (E1399)                       *
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2592       SLEEP STUDY, ADULT (E1399)                      *
----------------------------------------------------------------------------------------------------------------
E1399    DM590         7483       STIMULATOR (E1399), MUSCLE, LOW                 *              *
                                  VOLTAGE OR INTERFERENTIAL
----------------------------------------------------------------------------------------------------------------
E1399    DM570         2855       THERAPY EQUIPMENT, CUSTOM                       *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E1399    DM570         6774       THERAPY PERCUSSION, GENERATOR                   *              *
                                  ONLY
----------------------------------------------------------------------------------------------------------------
E1399    E1399         7506       W/C, CUSTOM (E1399) MANUAL ADULT                               *             *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         7504       W/C, CUSTOM (E1399) MANUAL                                     *             *
                                  PEDIATRIC
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399    E1399         7507       W/C, CUSTOM (E1399) POWER ADULT                                *             *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         7505       W/C, CUSTOM (E1399) POWER                                      *
                                  PEDIATRIC
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2564       WALKER (E1399), HEAVY DUTY,                     *
                                  EXTRA WIDE
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2585       WALKER (E1399), HEMI                            *
----------------------------------------------------------------------------------------------------------------
K0538    DM570         6873       WOUND SUCTION DEVICE (K0538)                    *                            *
----------------------------------------------------------------------------------------------------------------
K0539    DM570         7914       DRESSING SET, FOR WOUND SUCTION                 *
                                  DEVICE (K0539)
----------------------------------------------------------------------------------------------------------------
K0540    DM570         7915       CANISTER SET, FOR WOUND SUCTION                 *
                                  DEVICE (K0540)
----------------------------------------------------------------------------------------------------------------
E1400    E1390         2361       O2 CONC (E1390),MANUF SPEC                      *              *
                                  MAXFLOWRATE = 2 LTS PER MIN@85%
----------------------------------------------------------------------------------------------------------------
G0015    DM570         6779       CARDIAC EVENT MONITOR (G0015)                                  *
----------------------------------------------------------------------------------------------------------------
K0163    DM590         3713       ERECTION SYSTEM, VACUUM (K0163)                 *
----------------------------------------------------------------------------------------------------------------
K0183    DM590         2516       CPAP MASK (K0183)                               *
----------------------------------------------------------------------------------------------------------------
K0184    DM590         2515       NASAL PILLOWS/SEALS (K0184)                     *
                                  REPLACEMENT FOR NASAL APP/ DVC,
                                  PAIR
----------------------------------------------------------------------------------------------------------------
K0185    DM590         2514       CPAP HEADGEAR (K0185)                           *
----------------------------------------------------------------------------------------------------------------
K0186    DM590         2513       CPAP CHIN STRAP (K0186)                         *
----------------------------------------------------------------------------------------------------------------
K0187    DM590         2512       CPAP TUBING (K0187)                             *
----------------------------------------------------------------------------------------------------------------
K0188    DM590         2511       CPAP FILTER (A9900), DISPOSABLE                 *
----------------------------------------------------------------------------------------------------------------
K0189    DM590         2510       CPAP FILTER (A9900),                            *
                                  NON-DISPOSABLE
----------------------------------------------------------------------------------------------------------------
K0268    DM590         2509       CPAP HUMIDIFIER (K0268), COOL                   *
----------------------------------------------------------------------------------------------------------------
K0413    DM590         6889       MATTRESS (K0413), NONPOWERED,                                  *
                                  EQUIVALENT
----------------------------------------------------------------------------------------------------------------
E1399    E1399         7673       MATTRESS (E1399) V-CUE DYNAMIC                                               *
                                  AIR THERAPY
----------------------------------------------------------------------------------------------------------------
A4608    A9900         7621       CATHETER TRACH (A4608) 11CM 1                   *
                                  SCOOP
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7664       COFFLATOR (E1399CF) MANUAL                                     *
                                  SECRETION MOBIL DEVICE
----------------------------------------------------------------------------------------------------------------
E0168B   A9900         7643       COMMODE (E0168B) HVY DUTY                       *
                                  BEDSIDE CHAIR 251-450 LBS.
----------------------------------------------------------------------------------------------------------------
E0168C   A9900         7644       COMMODE (E0168C) HVY DUTY DROP                  *
                                  ARM 451-850 LBS.
----------------------------------------------------------------------------------------------------------------
A6234    HH591         7626       DRESSING <16 SQ IN (A6234)                      *
                                  HYDROCOLLOID DRESSING, EA
----------------------------------------------------------------------------------------------------------------
A6258    HH591         7627       DRESSING >16 SQ IN (A6258)                      *
                                  TRANSPAREN FILM, EA
----------------------------------------------------------------------------------------------------------------
A46203   HH591         7625       DRESSING COMPOSITE <16 SQ IN                    *
                                  (A46203) SELF ADH, EA
----------------------------------------------------------------------------------------------------------------
B9998B   DM590         7655       ENT (B9998B) EXT SET Y SITE                     *
                                  F/KANGAROO PUMP
----------------------------------------------------------------------------------------------------------------
B9998C   DM590         7656       ENT (B9998C) EXT SET W/ CLAMP                   *
                                  BASIC
----------------------------------------------------------------------------------------------------------------
B9998D   DM590         7657       ENT (B9998D) FARRELL GASTRIC                    *
                                  RELIEF VLV
----------------------------------------------------------------------------------------------------------------
B9998E   DM590         7658       ENT (B9998E) GASTRO EXT SET                     *
----------------------------------------------------------------------------------------------------------------
B9998F   DM590         7659       ENT (B9998F) GASTRO TUBE ANY                    *
                                  SIZE MIC-KEY OR HIDE A PORT
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7620       HUMID-VENT (E1399) ARTIFICIAL                   *
                                  NOSE
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7660       IPPB (E1399) UNIV SET UP                        *
                                  W/MANIFOLD NEBULIZER
----------------------------------------------------------------------------------------------------------------
K0105    A9900         7639       IV POLE (K0105) ATTACH F/ W/C                   *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399    A9900         7641       MECHANICAL SCALE (E1399)                        *
                                  PEDIATRIC/NEONATAL
----------------------------------------------------------------------------------------------------------------
A7008    A9900         7661       NEBULIZER (A7008) KIT PREFILL                   *
                                  W/STR H20 1L BAX
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7663       O2 CONNECTOR (E1399)                            *
                                  SIMS/IRRIGATION NOZZLE BAX
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7615       O2 HUMIDIFIER (E1399)                           *
                                  AQUA+NEONATAL EA HUD
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7623       O2 SWIVEL (E1399) ADAPTER                       *
                                  ANGLED STERILE
----------------------------------------------------------------------------------------------------------------
L8501    A9900         7624       SPEAKING VALVE (L8501) WHITE PAS                *
----------------------------------------------------------------------------------------------------------------
A4319    HH591         7629       STERILE WATER (A4319) F/IRRIG                   *
                                  1L BAX
----------------------------------------------------------------------------------------------------------------
A7001    HH591         7619       SUCTION BOTTLE (A7001) W/LID &                  *
                                  TUBING
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7616       SUCTION FILTER (E1399) BACTERIA                 *
----------------------------------------------------------------------------------------------------------------
A6265    HH591         7628       TAPE ALL TYPES (A6265)                          *
                                  EXCLUDING MICROFOAM, PER 18 SQ
                                  INCHES
----------------------------------------------------------------------------------------------------------------
A4481    A9900         7622       TRACH FILTER (A4481) BACTERIA                   *
                                  ELECTROSTATIC
----------------------------------------------------------------------------------------------------------------
A4623    A9900         7618       TRACH INNER (A4623) CANNULA                     *
----------------------------------------------------------------------------------------------------------------
A4621    A9900         7617       TRACH TUBE MASK (A4621) COLLAR                  *
                                  OR HOLDER
----------------------------------------------------------------------------------------------------------------
A7010    A9900         7662       TUBING (A7010) AEROSOL                          *
                                  CORRUGATED PER FOOT
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7631       VENT ADAPTER (E1399) MDI HUD                    *
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7630       VENT BATTERY CHARGER (A9900)                    *
                                  12V GEL
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7632       VENT CONNECTOR (E1399) PED OR                   *
                                  ADULT OMNIFLEX DISP
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7633       VENT FILTER (E1399) HYGROBAC S                  *
                                  ELECTOSTATIC MAL
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7634       VENT THERMOMETER (E1399) W/                     *
                                  ADAPTER
----------------------------------------------------------------------------------------------------------------
K0108    A9900         7638       W/C BRAKE EXTENSION (K0108) TIP                 *
                                  BLK 10/PK
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7635       WALKER BASKET (E1399) VINYL                     *
                                  COATED
----------------------------------------------------------------------------------------------------------------
E0159    A9900         7640       WALKER BRAKE (E0159) ATTACHMENT                 *
----------------------------------------------------------------------------------------------------------------
E0148    A9900         7636       WALKER HVY DUTY (E0148) FOLDING                 *
                                  X-WIDE
----------------------------------------------------------------------------------------------------------------
E0149    A9900         7637       WALKER HVY DUTY (E0149) W/                      *
                                  WHEELS
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7645       CPAP (E1399) DC BATTERY ADAPTER                 *
                                  CABLE
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7646       CPAP (E1399) EXHALATION PORT                    *
                                  DISP
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7647       CPAP (E1399) FUSE KIT                           *
                                  INTERNATIONAL A/C
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7648       CPAP (E1399) HUMIDIFIER CHAMBER                 *
                                  KIT DISP
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7649       CPAP (E1399) HUMIDIFIER CHAMBER                 *
                                  REUSABLE
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7650       CPAP (E1399) HUMIDIFIER                         *
                                  MOUNTING TRAY
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7651       CPAP (E1399) INVERTOR AC/DC                     *
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7652       CPAP (E1399) POWER CORD                         *
                                  F/ARIA-SYNC
----------------------------------------------------------------------------------------------------------------
E1399    A9900         7653       CPAP (E1399) SHELL W/O PRESSURE                 *
                                  TAP
----------------------------------------------------------------------------------------------------------------
A9900    DM590         7566       CPAP CALIBRATION SHELL (A9900)                  *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
A9900    DM590         7565       CPAP SHORT TUBING (A9900)                       *
----------------------------------------------------------------------------------------------------------------
E0601    E0601         7690       VENT, CONTINUOUS POSITIVE                       *              *
                                  (E0500) AIRWAY PRESSURE DEVICE
----------------------------------------------------------------------------------------------------------------
E0452    E0452         7691       VENT, BILEVEL INTERMITTENT                      *              *
                                  (E0500) ASSIST DEVICE (BIPAP)
----------------------------------------------------------------------------------------------------------------
E0747    DM570         6875       STIMULATOR, OSTEOGENIC,                         *
                                  ULTRASOUND
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7695       GEL/SILICON GOLD SEAL                           *
                                  CPAP/BIPAP MASK (A9900)
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7701       VENT THERAPEUTIC ST BIPAP W/                    *              *
                                  BACKUP RATE (K0533)
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7703       O2 SYS HELIOS PORT LIQUID, RENT                 *              *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
HH591    HH591         7704       PUMP, EXT INFUSION, DANA                        *
                                  DIABECARE, INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
E0784    E0784         7731       PUMP, EXT INFUSION, ANIMAS,                     *
                                  INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
A9900    A9900         7737       CPAP DREAM SEAL INTERFACE FOR                   *
                                  USE WITH BREEZE MASK (A9900)
----------------------------------------------------------------------------------------------------------------
A7036    DM590         7738       CPAP CHIN STRAP DELUXE (K0186)                  *
----------------------------------------------------------------------------------------------------------------
E1340    E1340         7768       W/C REPAIRS - CUSTOM (E1340)                    *
----------------------------------------------------------------------------------------------------------------

The following may be charged under extraordinary circumstances:

----------------------------------------------------------------------------------------------------------------
E1399    E1399         4551       LABOR/SERVICE/SHIPPING CHARGES                  *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2731       SHIPPING AND HANDLING FEES                      *
----------------------------------------------------------------------------------------------------------------

The following may be charged if over and above routine on rental equipment:

----------------------------------------------------------------------------------------------------------------
E1350    E1350         2382       REPAIR OR NON-ROUTINE (E1350)                   *
                                  SERVICE REQUIRING SKILL OF A
                                  TECH
----------------------------------------------------------------------------------------------------------------
E1340    E1340         2554       W/C REPAIRS - STANDARD (E1340)                  *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         4552       MISCELLANEOUS SUPPLIES                          *                       *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         2589       REPAIR (E1399), RESPIRATORY                     *                       *
                                  EQUIPMENT
----------------------------------------------------------------------------------------------------------------
E1399    E1399         4561       RESPIRATORY SUPPLIES (A4618)                    *                       *
----------------------------------------------------------------------------------------------------------------
E1399    E1399         4549       TENS/APNEA SUPPLIES                             *                       *
----------------------------------------------------------------------------------------------------------------

NOTES:

*
*

*
*
*
*

*     Confidential treatment requested

                          GATEKEEPER PROGRAM ATTACHMENT
                                       TO
                         MANAGED CARE ALLIANCE AGREEMENT
                                  (CAPITATION)

PURPOSE

The terms and provisions of this Gatekeeper Program Attachment and the Agreement are applicable to services rendered by MCA's Represented Providers to Gatekeeper Program Participants. As used in this Program Attachment, Participant means a Gatekeeper Program Participant. HMO Program Requirements shall apply to Covered Services provided to Gatekeeper Program Participants.

I.    DEFINITIONS

BASELINE ASSESSMENT means CIGNA's assessment of MCA's capacity to assume the obligations described in the Agreement and this Program Attachment in particular.

CAPITATION PAYMENT means a periodic payment for certain covered Home Care Services that is made to MCA for each Participant who is a member of MCA's Patient Panel.

CARVED OUT SERVICES means the following services: EXHIBIT XIX.

GATEKEEPER PROGRAM PARTICIPANT means a Participant, other than a HMO Program Participant, enrolled in either (i) a product which includes fully insured Standard HMO, Point of Service, or Gatekeeper PPO benefits and which product is underwritten by a licensed insurance company based on an experience rating methodology, or (ii) a self funded product which includes Standard HMO, Point of Service, or Gatekeeper PPO benefits. This definition includes, but is not limited to, Participants covered under FlexCare, True Access and Open Access plans insured/administered by Connecticut General Life Insurance Company.

GATEKEEPER PPO means a product offered pursuant to a Service Agreement which provides the Participant with an incentive to obtain Covered Services from Participating Providers and which generally requires the Participant to obtain an authorization from their Primary Care Physician in order to access such Covered Services from Participating Providers.

HMO PROGRAM PARTICIPANT means a Participant enrolled in a non-governmental, fully insured Standard HMO or Point of Service product and which product is underwritten based on a community rating methodology (i.e. community rating, community rating by class, adjusted community rating by class). This definition includes, but is not limited to, Participants covered under commercial HMO and Open Access plans issued by CIGNA.

MEDICAL DIRECTOR means a physician designated by CIGNA to manage Quality Management and Utilization Management responsibilities, or that physician's designee.

PATIENT PANEL means those Gatekeeper Program Participants for which MCA will receive a global Capitation Payment for all Home Care Services rendered.

POINT OF SERVICE means a product offered pursuant to a Service Agreement which allows the Participant to choose, in addition to Standard HMO benefits, a lower level of benefits if the Participant receives Covered Services from (i) a Participating Provider without a necessary authorization or (ii) from a non-Participating Provider, at the time such services are sought.

PRIMARY CARE PHYSICIAN means a physician duly licensed to practice medicine who is a Participating Provider with CIGNA to provide Covered Services in the field of general medicine, internal medicine, family practice or pediatrics, and who has agreed to provide primary care physician services to Participants in accordance with HMO Program Requirements.

STANDARD HMO means a product offered pursuant to a Service Agreement where Covered Services are available to Participants only from Participating Providers, except in the case of an Emergency or with the prior authorization of CIGNA or Affiliate where Covered Services are not available from Participating Providers.

II.   SERVICES AND COMPENSATION

      A.    COVERED HOME CARE SERVICES

            1. MCA, through its Represented Providers, shall provide all Home Care Services that are required by Participants in MCA's Patient Panel, for which such Participants are eligible, in accordance with the terms of this Agreement, this Gatekeeper Program Attachment and HMO Program Requirements. The compensation set forth in this Gatekeeper Program Attachment shall be payment in full for Home Care Services rendered to Gatekeeper Program Participants.

            2. MCA, through its Represented Providers, shall arrange to provide Medically Necessary Home Care Services to
                  Participants on a 24-hour per day, 7-day per week basis or arrange with other qualified providers (which meet all CIGNA and MCA credentialing requirements or other applicable guidelines) to provide such Medically Necessary Home Care Services to Participants. MCA shall require that such covering providers (a) are Participating Providers (unless otherwise agreed); (b) will not seek compensation from CIGNA for services for which MCA receives compensation hereunder; and
                  (c) will not bill Participants for covered Home Care Services under any circumstances except for (i) Copayments, Deductibles or Coinsurance; (ii) the provision of services to a patient who is not eligible to receive Home Care Services, including but not limited to Participants that have reached their benefit limit; and (iii) services provided to Participants that are not Home Care Services. (d) will direct the participant and/or the Represented Provider to obtain, authorization from CIGNA prior to all hospitalizations or referrals of Participants, except in Emergencies or for a Pre-Qualified Maternity Stay or as otherwise required by law.

            3. MCA through its Represented Providers shall provide Home Care Services to all Participants in MCA's Patient Panel who are eligible to receive Home Care Services.

            4. Subject to the terms and condition of this Agreement, MCA shall:

                  a. Arrange for the provision of Home Care Services to Participants;

                  b. Require Represented Providers to accept, treat, and otherwise render covered Home Care Services to Participants in the same manner, in accordance with the same standards, and with the same availability, as offered to other like patients.

                  c. not close its network to any new Participants unless CIGNA expressly consents to such closure;

            5. In no event shall MCA or Represented Providers be required to accept, treat, arrange for, or otherwise be obligated to render Home Care Services to

                  Participants under this Agreement, even if medically appropriate, if:

                  a. the provision of such services to Participant would pose risk of bodily harm to the Participant or caregiver personnel of Represented Provider;

                  b. the provision of such services to Participant would be in violation of MCA's or Represented Provider's applicable license requirements or other applicable laws, and/or MCA policies, including but not limited to admission and discharge policies or discrimination policies;

                  c. MCA has not received the essential information to process a referral;

                  d. Participant repeatedly rejects the provision of services by a qualified Represented Provider selected by MCA and/or CIGNA has mutually agreed.

                  e. MCA and Represented Providers shall not differentiate or discriminate in the treatment of any Participant because of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, age, health status, handicap or source of payment.

            6. A CIGNA Participating Physician or CIGNA will notify MCA of each referral for Covered Home Care Services for Participants in its Patient Panel. MCA will provide or arrange to provide for all Medically Necessary Covered Home Care Services for all such Participants, in accordance with the authorization and Utilization Management procedures set forth in Exhibit XVII.

            7. MCA and CIGNA will jointly develop clinical pathways to establish a plan of treatment for more difficult Participant cases requiring Covered Home Care Services.

      B.    CAPITATION PAYMENTS

            1. On or before the 15th day of each month, CIGNA or its designee shall pay MCA a monthly Capitation Payment for each Participant in MCA's Patient Panel. THE CAPITATION PAYMENT SHALL BE COMPENSATION FOR ALL HOME CARE SERVICES PROVIDED TO PARTICIPANTS IN THE PATIENT

                  PANEL EXCEPT FOR CARVED OUT SERVICES as referenced in exhibit
                  XIX. The monthly capitation rates are set forth in Exhibit A.

            2. If a Participant is added to MCA's Patient Panel on or before the 15th day of a month, a full month's Capitation Payment will be due for that Participant for that month. There will be no Capitation Payment due for Participants added after the 15th day of the month.

            3. A full month's Capitation Payment will be due for the month of termination of a Participant if the Participant terminates after the 15th day of the month. If a Participant terminates on or before the 15th day of a month, no Capitation Payment will be due for the month of termination.

            4. Where CIGNA, due to information delays, must make a retroactive addition or deletion to MCA's Patient Panel, a retroactive capitation adjustment shall be made concurrent therewith subject to Section II.B.6 of this Gatekeeper Program Attachment. In those instances where a Participant has been retroactively deleted and has received services from MCA after the effective date of deletion but prior to CIGNA informing MCA of such deletion, MCA may bill participant for such services rendered.

            5. Any amendments of Capitation Payment rates, whether on an annual basis or upon changes in benefit designs, shall be in accordance with the amendment provisions of this Agreement, or as otherwise agreed to in writing by the parties.

            6.    Capitation Adjustment Process:

                        a. Where CIGNA, due to information delays, must make a retroactive addition or deletion to MCA's Patient Panel, a retroactive capitation adjustment shall not exceed 6 months, nor shall a retroactive addition be added greater than 6 months.

                        b. Services rendered to participants prior to the capitation period or following the capitation period may be billed to CIGNA directly, and shall be in accordance with Exhibit A of the Gatekeeper Program Attachment - Fee For Service, attached hereto. Standard

                              Coordination of Benefits rules shall be applied. In the event that CIGNA is not identified as the payor, MCA may bill participant directly for services rendered during this time.

                        c. For those Participants in the Providers patient panel, MCA shall have 120 days following the receipt of the monthly capitation payment, to notify CIGNA of any discrepancies in the capitation payment. The discrepancies shall be determined by the MCA through a review of the electronic eligibility and capitation roster documentation supplied by CIGNA. For all eligibility or capitation roster data that continues to be in a paper format, CIGNA will use its best efforts to move to an electronic basis.

                        d. CIGNA shall investigate and validate capitation errors and notify Gentiva within 60 days the results of such investigation.

                        e. Any necessary adjustments to capitation shall be made through the next scheduled capitation cycle.

                        f. All adjustments to capitation payments shall be provided to MCA in writing, by CIGNA, no less than 30 days prior to the adjustment.

      7. MCA guarantees that the Capitation Payment rates set forth in this Attachment are effective from the Effective Date of this Agreement. Notwithstanding the foregoing, the parties agree to meet to discuss possible adjustments to the Capitation Payment rates should any of the following circumstances occur during the term of this
            Attachment:

                        a. treatments, products, supplies or equipment which are excluded from Covered Home Care Services for Gatekeeper Program Participants as of the Effective Date on the basis that they are considered Experimental are no longer considered Experimental and become a Covered Home Care Service for such Participants.

                        b. shifts in treatment sites for Covered Home Care Service therapies occurring after the

                              Effective Date result in a material change to the services which are Covered Home Care Services for Gatekeeper Program Participants.

                        c. material changes are made to Gatekeeper Program Participants' Service Agreements after the Effective Date such that there is a material change to those Home Care Services which are Covered Home Care Services for such Participants.

                        d. utilization associated with material changes in membership from which the base period was derived after the Effective Date of this Agreement results in a material change in Gatekeeper Program Participant volume under this Agreement which has a material financial impact on MCA.

                        e. Any such adjustment of Capitation Payment rates shall only be made to the extent required to address the change in costs directly resulting from the above changed circumstance.

            8.    Leakage

                        a. On a quarterly basis, CIGNA will provide MCA with leakage reports and the claims for Covered Home Care Services submitted by providers that are not Represented Provider's. MCA shall review the quarterly leakage reports provided by CIGNA to determine the need to contract with additional providers so as to reduce the leakage. MCA shall make a good faith effort to contract with identified providers in order to reduce the amount of leakage and it shall act promptly to contract with those providers identified as appropriate in order to reduce leakage. In an effort to better manage leakage and overall utilization, CIGNA will attempt to provide MCA, an overview of CIGNA's administration of out of network claims for Covered Home Care Services rendered to Participants. CIGNA also agrees to review the feasibility of adopting usual and customary charges for Covered Home Care Services. MCA commits to provide CIGNA all reasonable assistance in the development and implementation of the aforementioned process.

                        b. The Parties shall meet quarterly (each April, July, October and January) to review the utilization of Covered Home Health Services that are not reimbursed on a capitated basis under this Agreement for the purpose of identifying opportunities to reduce this utilization and the Parties shall cooperate in good faith to effect such actions as they may agree upon to accomplish this objective.

                        c. MCA shall meet with those referring physicians identified by CIGNA to educate them regarding the service provided by Represented Providers.

            9.    Insulin Pumps

                              Effective January 1, 2004, MCA will use all reasonable commercial efforts to arrange for the provision of Dana brand devices and supplies for insulin pump orders on new referral authorizations. For Participants reimbursed according to a capitation methodology, MCA will bill CIGNA a fee-for-service charge for a rate differential for new non-Dana devices based upon a CIGNA authorization. Supplies for insulin pumps provided to participants reimbursed according to a capitation methodology prior to 1/1/04 shall not be subject to a fee for service charge or consideration. For all other Participants, billing for pumps and supplies shall be in accordance with the appropriate fee schedules.

      C.    REPRESENTED PROVIDER PAYMENT/CLAIM AND ENCOUNTER DATA

            Represented Providers shall be reimbursed for covered Home Care Services rendered in accordance with the requirements set forth in Exhibit B. MCA shall provide CIGNA with the claim and/or encounter data as required in EXHIBITS II. & IV.

      D.    FINANCIAL REPORTS

            1. MCA represents and warrants that the information set forth in the CIGNA Baseline Assessment submitted to CIGNA by MCA prior to the execution of this Agreement is true and accurate. MCA shall promptly notify CIGNA of any material changes in the information contained in such Baseline Assessment within thirty (30) days of becoming aware of such change.

            2. MCA shall provide CIGNA with the following financial reports on a timely basis: a) MCA's annual audited financial reports, including, but not limited to, MCA's audited annual income statement and balance sheet; b) quarterly financial reports including an income statement, balance sheet and any other reports identifying payments made to Represented Providers in the preceding quarter and the incurred but not reported claims as of the end of the preceding quarter in sufficient detail to determine if payments have been made in accordance with this Agreement and applicable law; c) any financial reports required by applicable regulatory authorities; and d) such other financial reports as are reasonably requested by CIGNA.

            3. MCA shall notify CIGNA immediately of any of MCA's material payment defaults, with respect to any of MCA's creditors if MCA reasonably determines that any such payment defaults would affect the provision of services to the Gatekeeper Program Participant.

      E.    ASSIGNMENT AND IDENTIFICATION OF PARTICIPANTS

            MCA shall comply with the requirements of and shall participate in CIGNA's procedures with respect to the assignment and identification of Participants as outlined in the HMO Program Requirements.

      F.    REIMBURSEMENT OF CIGNA EXPENDITURES

            In the event that MCA does not arrange for the provision of Home Care Services to Gatekeeper Program Participants as required by
            Section II.A.1 through II.A.4 of this Gatekeeper Program Attachment, Payor may arrange for and/or reimburse for such covered Home Care Service and shall be entitled to recover from MCA any expenditure made, or recover any cost incurred, including, but not limited to, any reasonable administrative costs, in arranging or reimbursing such covered Home Care Service. An amount sufficient to compensate for such expenditures and costs may be deducted from the payments due to MCA under this Agreement. CIGNA shall provide MCA with written notice and full disclosure of costs incurred prior to any such deductions. This provision shall survive the termination of this Agreement for a period of one year.

      G.    OTHER REQUIREMENTS

            MCA and its Represented Providers shall use best efforts to prescribe or authorize the substitution of generic pharmaceuticals when appropriate and shall cooperate with CIGNA's formulary and HMO Program Requirements regarding the substitution of generic pharmaceuticals.

      H.    TRANSFERS

            In a timeframe to be mutually agreed upon the parties, CIGNA will provide to MCA all information reasonably required by MCA in order to accomplish transition, but nothing herein shall require MCA to purchase or assume payments for any durable medical equipment (HME/DME), which has been previously placed with any CIGNA Participant. CIGNA agrees to work with MCA to identify those Participants that are in possession of HME/DME and for which CIGNA has made payment on a rental basis for such DME/HME, and advise MCA of the same. MCA shall be relieved of any obligation to assume financial responsibility for DME/HME that MCA determines to be DME/HME that is routinely purchased or converted to purchase, or that does not meet CIGNA/MCA Durable Medical Equipment Guidelines for Medical Necessity, and such DME/HME shall be converted to purchase at CIGNA's expense prior to the transition of Participants to MCA. However, MCA shall assume responsibility for the continued maintenance of the DME/HME.

      I.    LIMITATIONS ON BILLING PARTICIPANTS

            1. MCA hereby agrees and shall require its Represented Providers to agree that in no event, including, but not limited to non-payment by CIGNA, CIGNA's insolvency or breach of this Agreement, shall MCA or any Represented Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Participants or persons other than CIGNA or MCA for Home Care Services. This provision shall not prohibit collection of (i) any applicable Copayments, Deductibles or Coinsurance; (ii) payments for services provided to a patient who is no longer eligible to receive Home Care Services, including but not limited to Participants that have reached their benefit limit; or (iii) payments for services provided to Participants that are not Home Care Services.

            2. MCA further agrees that this provision shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Participants, and that this provision supersedes any oral or written agreement to the contrary now existing or hereafter entered into between MCA or Represented Providers and the Participant or persons acting on the Participant's behalf.

            3. Any modification, additions, or deletion to the provisions of this hold harmless clause shall become effective on a date no earlier than fifteen (15) days after the applicable state regulatory agency has received written notice of such proposed change.

            4. MCA shall not charge, and MCA shall require that its Represented Providers not charge, a Participant for a service which is not Medically Necessary unless, in advance of the provision of such service, the Participant is notified that the service may not be covered and the Participant acknowledges in writing that he or she shall be responsible for payment of charges for such service.

      J.    UTILIZATION MANAGEMENT

            MCA shall perform and comply with the Utilization Management requirements set forth in Exhibits XVII and XXI.

      K.    CIGNA VISION/JOINT STEERING COMMITTEE

            Any and all services rendered by MCA and its Represented Providers under this Agreement shall be consistent with CIGNA's vision to provide or arrange to provide quality health care at a reasonable cost. Each party agrees to designate representatives, the number and identity of which shall be agreed upon by the parties, to participate in a Joint Steering Committee. The Joint Steering Committee shall meet on a periodic basis, but no less frequently than twice yearly, for the purpose of discussing the status of each party's performance under this Agreement and to resolve any complaints or problems with such performance.

      L.    GUARANTEE OF PROVISION OF COVERED SERVICES

            1. Throughout the term of this Agreement and for six (6) months following the termination of this Agreement, MCA shall secure and maintain an irrevocable letter(s) of credit in favor of CIGNA in an amount and form acceptable to CIGNA, for all states in which such a letter of credit is required by state law, regulation, statute, or as required by state insurance/HMO regulators.

            2. CIGNA shall have the right to make immediate demand for payment under the irrevocable letter(s)of credit in the event that MCA has failed to pay any amounts due and owing to CIGNA, Represented Providers or others in accordance with MCA's obligations under this Agreement.

            3. Prior to each anniversary date of this Agreement, CIGNA will evaluate the adequacy of the amount of the irrevocable letter(s) of credit by reviewing any and all state laws, regulations, and statutes. The amount of the irrevocable letter(s) of credit required to be maintained by MCA for the next contract year shall be a minimum of the amount equal to the individual state requirements for the contract year.

            4. At least thirty (30) days prior to each anniversary date of this Agreement, CIGNA will advise MCA of the amount of the irrevocable letter of credit required to be maintained by MCA for the next contract year as calculated pursuant to subsection 3 above. MCA shall secure an irrevocable letter of credit in such amount and in a form acceptable to CIGNA prior to the anniversary date.

      M.    PERFORMANCE FEEDBACK

            1. CIGNA may provide feedback to MCA for MCA's own use in assessing and enhancing Represented Providers' performance with regard to quality of care, patient satisfaction and efficient practice.

            2. For purposes of providing helpful performance feedback, CIGNA may perform telephone surveys and analyze medical costs of Participants in MCA's Gatekeeper Patient Panel in comparison with physician peers. CIGNA may also from time to time review a sample of medical records and provide performance feedback on past treatment.

      N. REIMBURSEMENT FOR COVERED SERVICES RENDERED TO PARTICIPANTS OUTSIDE OF PATIENT PANEL/OPT OUT SERVICES

            In the event that MCA's Represented Providers render covered Home Care Services to Participants outside of MCA's Patient Panel or services covered pursuant to a Participant's opt out benefits, MCA shall be reimbursed for such services at the rates established in the Gatekeeper Program Attachment - Fee For Service, attached hereto, less applicable Coinsurance, Copayments and Deductibles. Only those charges for covered Home Care Services billed in accordance with CIGNA's standard claim coding and bundling methodology will be allowed.

      O.    REPRESENTED PROVIDER ACCEPTANCE OF PAYMENT.

            MCA will indemnify and hold harmless Payors, CIGNA and its Affiliates from any claim for payment in excess of the specified amount for covered Home Care Services rendered to Participants by each Represented Provider, unless the claim arises from a Payor's wrongful failure to pay MCA for covered Home Care Services.

                                    EXHIBIT A
                   GATEKEEPER PROGRAM ATTACHMENT - CAPITATION
                          SCHEDULE OF CAPITATION RATES

                  CAPITATION RATES EFFECTIVE 1/1/04 - 12/31/04

These are the capitation rates that apply to services rendered to Patient Panel Participants enrolled in Gatekeeper Programs. A "Gatekeeper Program" means (i) a product that includes fully insured Standard HMO, Point of Service, or Gatekeeper PPO benefits and which is underwritten by a licensed insurance company based on an experience rating methodology, or (ii) a self funded product which includes Standard HMO, Point of Service, or Gatekeeper PPO benefits. This definition includes, but is not limited to, Participants covered under FlexCare plans insured/administered by Connecticut General Life Insurance Company.

---------------------------------------------------------------
                                                      Gentiva
                                                    HomeHealth,
                                                     Infusion,
                                                      DME/HME
                                                    Capitation
                                                    Rates PMPM
---------------------------------------------------------------
All Gatekeeper (FlexCare) Capitated Affiliates           *
---------------------------------------------------------------

*     Confidential treatment requested

                                    EXHIBIT B
                   GATEKEEPER PROGRAM ATTACHMENT - CAPITATION
                            PAYMENT RESPONSIBILITIES

                           (MCA distributes payments)

MCA shall pay Represented Providers for covered Home Care Services rendered hereunder in accordance with this Exhibit and the terms of the Agreement.

1. MCA shall pay Represented Providers for covered Home Care Services rendered hereunder in accordance with CIGNA's payment administration standards and any other standards set forth in applicable laws and regulations, including but not limited to, ERISA. MCA agrees to reimburse Represented Providers for covered Home Care Services within the time frames set forth in applicable law AND the time frames specified in MCA's provider agreements with its Represented Providers. CIGNA may withhold all or a portion of MCA's reimbursement if MCA repeatedly fails to reimburse Represented Providers on a timely basis. MCA's obligations with regard to payment for covered Home Care Services rendered hereunder shall survive the termination of this Agreement with respect to any covered Home Care Services rendered by Represented Providers during the term of this Agreement and with respect to any covered Home Care Services Represented Providers are obligated by this Agreement to provide after termination of this Agreement.

2. With reasonable notice, MCA agrees to allow CIGNA representatives to conduct on-site reviews of MCA's payment administration facilities. Such reviews shall be for the sole purpose of evaluating MCA's performance of its payment responsibilities under this Agreement, including, but not limited to, ascertaining the quality and timeliness of MCA's payment processing. MCA agrees to correct any deficiencies detected during such reviews within sixty (60) days of CIGNA's submission of a written report detailing such deficiencies.

3. If CIGNA determines that MCA cannot meet its payment administration obligations set forth herein, CIGNA may elect to assume responsibility for such activities. If CIGNA elects to assume responsibility for such activities, the rates set forth in this Agreement shall be renegotiated by the parties to reflect such change in responsibility. MCA shall cooperate and provide to CIGNA any information necessary to perform such activities.

4. MCA shall be responsible for the production of all applicable tax reporting documents (e.g., 1099s) for Represented Providers. Such documents shall be produced in a format and within the time frames set forth in applicable state and federal laws and/or regulations.

5. MCA shall require that Represented Providers submit claims for covered Home Care Services rendered to Participants in other Programs for which CIGNA or Payor has retained payment responsibility directly to CIGNA in accordance with the applicable Program Attachment and Program Requirements.

6. MCA shall produce explanations of payments for Represented Providers with respect to those services rendered by Represented Providers to Participants for which an explanation of benefits is customarily provided or legally required. Such explanations of payments shall be in a format and contain data elements acceptable to CIGNA.

7. MCA shall develop and deliver training programs for Represented Providers which outline MCA's billing and reimbursement processes. MCA shall make best efforts to ensure that Represented Providers avoid submitting requests for payment to CIGNA for those covered Home Care Services rendered to Participants for whom MCA has payment responsibility.

8. MCA shall provide CIGNA with encounter data showing all services provided to each Participant for whom MCA receives Capitation Payments in a format and frequency mutually acceptable to both parties, but no less frequently than monthly. CIGNA may elect to withhold payment of MCA's compensation if MCA fails to submit encounter data in accordance with this Agreement.

                                    EXHIBIT C
                   GATEKEEPER PROGRAM ATTACHMENT - CAPITATION
                             UTILIZATION MANAGEMENT

                 (partial delegation of utilization management)

1. MCA will assist CIGNA in the implementation of its Utilization Management program. Any Utilization Management program activities performed by MCA shall be in accordance with CIGNA's standards, NCQA standards or the standards of another appropriate accrediting body designated by CIGNA, and Program Requirements. MCA shall maintain any licensure required in connection with such activities.

2. MCA shall prepare such periodic reports or other data as reasonably requested by CIGNA relating to its Utilization Management activities in a format acceptable to CIGNA.

3. MCA shall not materially modify its Utilization Management activities without CIGNA's prior approval.

4. CIGNA shall have the right to audit MCA's Utilization Management activities upon reasonable prior notice. MCA shall cooperate with any such audits.

5. If CIGNA determines that MCA cannot meet its Utilization Management obligations set forth herein, CIGNA may elect to assume responsibility for such activities. If CIGNA elects to assume responsibility for such activities, the rates set forth in this Agreement shall be renegotiated by the parties to reflect such change in responsibility. MCA shall cooperate and provide to CIGNA any information necessary to perform such activities.

6. All referrals shall be to Represented Providers, except where an Emergency requires otherwise, in other cases where the referral is specifically authorized by CIGNA's Medical Director or his/her designee or MCA's medical director, if permitted by CIGNA to make such authorizations, or as otherwise required by law. Except in an Emergency or for a Pre-Qualified Maternity Stay or in those instances where prior authorization is prohibited by federal or state laws or regulations, MCA shall require all Represented Providers to obtain authorization from CIGNA or MCA, if permitted by CIGNA to make such authorizations, prior to hospital admission of any Participant or outpatient surgical procedures.

7. The parties acknowledge and agree that CIGNA or Payor shall have final decision making authority with regard to appeals of utilization management decisions.

                          GATEKEEPER PROGRAM ATTACHMENT
                                       TO
                         MANAGED CARE ALLIANCE AGREEMENT
                                (FEE-FOR-SERVICE)

PURPOSE

The terms and provisions of this Gatekeeper Program Attachment and the Agreement are applicable to services rendered by MCA's Represented Providers to Gatekeeper Program Participants. As used in this Program Attachment, Participant means a Gatekeeper Program Participant. HMO Program Requirements shall apply to covered Home Care Services provided to Gatekeeper Program Participants.

I.    DEFINITIONS

GATEKEEPER PROGRAM PARTICIPANT means a Participant, other than a HMO Program Participant, enrolled in either (i) a product which includes fully insured Standard HMO, Point of Service, or Gatekeeper PPO benefits and which product is underwritten by a licensed insurance company based on an experience rating methodology, or (ii) a self funded product which includes Standard HMO, Point of Service, or Gatekeeper PPO benefits. This definition includes, but is not limited to, Participants covered under FlexCare, True Access Open Access and Open Access Plus plans insured/administered by Connecticut General Life Insurance Company.

GATEKEEPER PPO means a product offered pursuant to a Service Agreement which provides the Participant with an incentive to obtain Covered Services from Participating Providers and which generally requires the Participant to obtain an authorization from their Primary Care Physician in order to access such Covered Services from Participating Providers.

HMO PROGRAM PARTICIPANT means a Participant enrolled in a non-governmental, fully insured Standard HMO or Point of Service product and which product is underwritten based on a community rating methodology (i.e. community rating, community rating by class, adjusted community rating by class). This definition includes, but is not limited to, Participants covered under commercial HMO or Open Access and Open Access Plus plans issued by CIGNA.

MEDICAL DIRECTOR means a physician designated by CIGNA to manage Quality Management and Utilization Management responsibilities, or that physician's designee.

PATIENT PANEL means those Gatekeeper Program Participants who have designated or have otherwise been assigned to one or more of MCA's

Represented Providers as the primary source for certain Covered Services pursuant to a Service Agreement or HMO Program Requirements, and for which MCA will be reimbursed on a fee-for-service basis.

POINT OF SERVICE means a product offered pursuant to a Service Agreement which allows the Participant to choose, in addition to Standard HMO benefits, a lower level of benefits if the Participant receives Covered Services from (i) a Participating Provider without a necessary authorization or (ii) from a non-Participating Provider, at the time such services are sought.

PRIMARY CARE PHYSICIAN means a physician duly licensed to practice medicine who is a Participating Provider with CIGNA to provide Covered Services in the fields of general medicine, internal medicine, family practice or pediatrics, and who has agreed to provide primary care physician services to Participants in accordance with HMO Program Requirements.

STANDARD HMO means a product offered pursuant to a Service Agreement where Covered Services are available to Participants only from Participating Providers, except in the case of an Emergency or with the prior authorization of CIGNA or Affiliate where Covered Services are not available from Participating Providers.

II.   PARTIES' OBLIGATIONS

   A. SERVICES

            1. MCA, through its Represented Providers, shall provide all Home Care Services that are required by Participants in MCA's Patient Panel, for which such Participants are eligible, in accordance with the terms of this Agreement, this Gatekeeper Program Attachment and HMO Program Requirements. The compensation set forth in this Gatekeeper Program Attachment shall be payment in full for Home Care Services rendered to Gatekeeper Program Participants.

            2. MCA, through its Represented Providers, shall arrange to provide Medically Necessary Home Care Services to Participants on a 24-hour per day, 7-day per week basis or arrange with other qualified providers (which meet all CIGNA and MCA credentialing requirements or other applicable guidelines) to provide such Medically Necessary Home Care Services to Participants. MCA shall require that such covering providers
                  (a) are Participating Providers (unless otherwise agreed); (b) will not seek compensation from CIGNA for services for which MCA receives compensation hereunder; and (c) will not bill Participants for covered Home Care Services under any circumstances except for (i) Copayments, Deductibles or Coinsurance; (ii) the provision of services to a patient who is not eligible to receive Home Care Services, including but not limited to Participants that have reached their benefit limit; and (iii) services provided to Participants that are not Home Care Services. (d) will direct the participant and/or the Represented Provider to obtain, authorization from CIGNA prior to all hospitalizations or referrals of Participants, except in Emergencies or for a Pre-Qualified Maternity Stay or as otherwise required by law.

            3. MCA through its Represented Providers shall provide Home Care Services to all Participants in MCA's Patient Panel who are eligible to receive Home Care Services.

            4. Subject to the terms and condition of this Agreement, MCA shall:

                        (a) Arrange for the provision of Home Care Services to Participants;

                        (b) Require Represented Providers to accept, treat, and otherwise render covered Home Care Services to Participants in the same manner, in accordance with the same standards, and with the same availability, as offered to other like patients.

                        (c) not close its network to any new Participants unless CIGNA expressly consents to such closure;

         In no event shall MCA or Represented Providers be required to accept, treat, arrange for, or otherwise be obligated to render Home Care Services to Participants under this Agreement, even if medically appropriate, if:

                        (a) the provision of such services to Participant would pose risk of bodily harm to the Participant or caregiver personnel of Represented Provider;

                        (b) the provision of such services to Participant would be in violation of MCA's or Represented Provider's applicable license requirements or other applicable laws, and/or MCA policies, including but not limited to admission and discharge policies or discrimination policies;

                        (c) MCA has not received the essential information to process a referral;

                        (d) Participant repeatedly rejects the provision of services by a qualified Represented Provider selected by MCA and/or CIGNA as mutually agreed.

         MCA and Represented Providers shall not differentiate or discriminate in the treatment of any Participant because of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, age, health status, handicap or source of payment.

            5. Except in an Emergency or for a Pre-Qualified Maternity Stay or in those instances where prior authorization is prohibited by federal or state laws or regulations, prior authorization by a Participant's Primary Care Physician or CIGNA as prescribed by HMO Program Requirements is required for payment of covered Home Care Services rendered to Participants. All referrals shall be to Participating Providers, except where an Emergency requires otherwise, in other cases where Medical Director specifically authorizes the referral or except as required by law.

   B. COMPENSATION AND BILLING

            1. Reimbursement for Home Care Services rendered by Represented Providers shall be in accordance with the following rates, less applicable Copayments, Deductibles or Coinsurance:

                  a. Reimbursement for Home Care services arranged by MCA and rendered by Represented Providers shall be in accordance with Exhibit A attached hereto.

                  b. MCA will indemnify and hold harmless Payors, CIGNA and its Affiliates from any claim for payment in excess of the specified amounts for Home Care Services rendered to Participants by each Represented Provider, unless the claim arises from a Payor's wrongful failure to pay MCA for covered Home Care Services.

            2. Payors shall agree to deduct any Copayments, Deductibles, or Coinsurance required by the Service Agreement from payment due. Deduction for the Copayment, Deductible or

                  Coinsurance shall be determined on the basis of the contracted rate.

            3. Reimbursement for Home Care Services rendered hereunder shall be made by CIGNA or its designees to MCA. MCA shall bill for covered Home Care Services according to the following:

                  a. MCA shall submit claims on the appropriate claim form for all covered Home Care Services within one hundred twenty (120) days of the date those services are rendered. Claims received after this one hundred twenty
                        (120) day period may be denied for payment. MCA shall submit claims to the location described in applicable Program Requirements.

                  b. Any amount owing under this Agreement shall be paid within thirty (30) days after receipt of a complete claim, unless additional required information is requested within the thirty (30) day period, or the claim involves coordination of benefits, except as otherwise provided in this Agreement.

            4. MCA and its Represented Providers shall not charge a Participant for a service which is not Medically Necessary unless, in advance of the provision of such service, the Participant is notified that the service may not be covered and the Participant acknowledges in writing that he or she shall be responsible for payment of charges for such service.

            5. MCA will and shall require its Represented Providers to look solely to Payor for compensation for covered Home Care Services except for Copayments, Deductibles or Coinsurance. MCA agrees, for itself and on behalf of each Represented Provider, that whether or not there is any unresolved dispute for payment, under no circumstances will MCA or any Represented Provider directly or indirectly make any charges or claims, other than for Copayments, Deductibles or Coinsurance against any Participants or their representatives for covered Home Care Services and that this provision survives termination of this Agreement for services rendered prior to such termination. This provision shall not prohibit collection of (i) any applicable Copayments, Deductibles, or Coinsurance, (ii) payments for services provided to a patient who is no longer eligible to receive Home Care Services, including but not limited to Participants that have reached their benefit limit (iii) payment for services provided to Participants, which are not Home Care Services. This paragraph is to be interpreted for the benefit of Participants and does not diminish the obligation of Payor to make payments to Represented Providers according to the terms of this Agreement.

            6. The rates set forth herein shall apply to all services rendered to Participants in the Gatekeeper Program.

            7. Only those charges for Home Care Services billed in accordance with CIGNA's standard claim coding and bundling methodology will be allowed.

   C. OTHER REQUIREMENTS

      MCA and its Represented Providers shall use best efforts to prescribe or authorize the substitution of generic pharmaceuticals when appropriate and shall cooperate with CIGNA's formulary and HMO Program Requirements regarding the substitution of generic pharmaceuticals.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                    EXHIBIT A
                 GATEKEEPER PROGRAM ATTACHMENT - FEE FOR SERVICE
                        REIMBURSEMENT FOR OTHER SERVICES

RATE AREA DESIGNATIONS:

--------------------------------------------------------------------------------
               STATE                RATE AREA              RATE DESIGNATION
--------------------------------------------------------------------------------
              Alabama                  LOW                        3
--------------------------------------------------------------------------------
              Alaska                   HIGH                       1
--------------------------------------------------------------------------------
              Arizona                 MEDIUM                      2
--------------------------------------------------------------------------------
             Arkansas                  LOW                        3
--------------------------------------------------------------------------------
            California                 HIGH                       1
--------------------------------------------------------------------------------
             Colorado                 MEDIUM                      2
--------------------------------------------------------------------------------
            Connecticut               MEDIUM                      2
--------------------------------------------------------------------------------
             Delaware                  LOW                        3
--------------------------------------------------------------------------------
       District of Columbia            HIGH                       1
--------------------------------------------------------------------------------
              Florida                 MEDIUM                      2
--------------------------------------------------------------------------------
              Georgia                 MEDIUM                      2
--------------------------------------------------------------------------------
              Hawaii                   HIGH                       1
--------------------------------------------------------------------------------
               Idaho                   LOW                        3
--------------------------------------------------------------------------------
             Illinois                  HIGH                       1
--------------------------------------------------------------------------------
              Indiana                  LOW                        3
--------------------------------------------------------------------------------
               Iowa                    LOW                        3
--------------------------------------------------------------------------------
              Kansas                   LOW                        3
--------------------------------------------------------------------------------
             Kentucky                  LOW                        3
--------------------------------------------------------------------------------
             Louisiana                MEDIUM                      2
--------------------------------------------------------------------------------
               Maine                   LOW                        3
--------------------------------------------------------------------------------
             Maryland                 MEDIUM                      2
--------------------------------------------------------------------------------
           Massachusetts               HIGH                       1
--------------------------------------------------------------------------------
             Michigan                  LOW                        3
--------------------------------------------------------------------------------
             Minnesota                 LOW                        3
--------------------------------------------------------------------------------
            Mississippi                LOW                        3
--------------------------------------------------------------------------------
             Missouri                 MEDIUM                      2
--------------------------------------------------------------------------------
              Montana                  LOW                        3
--------------------------------------------------------------------------------
             Nebraska                  LOW                        3
--------------------------------------------------------------------------------
              Nevada                   LOW                        3
--------------------------------------------------------------------------------
           New Hampshire               LOW                        3
--------------------------------------------------------------------------------
            New Jersey                MEDIUM                      2
--------------------------------------------------------------------------------
            New Mexico                 LOW                        3
--------------------------------------------------------------------------------
             New York                 MEDIUM                      2
--------------------------------------------------------------------------------
          North Carolina              MEDIUM                      2
--------------------------------------------------------------------------------
           North Dakota               MEDIUM                      2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Ohio                   MEDIUM                      2
--------------------------------------------------------------------------------
             Oklahoma                  LOW                        3
--------------------------------------------------------------------------------
              Oregon                  MEDIUM                      2
--------------------------------------------------------------------------------
           Pennsylvania               MEDIUM                      2
--------------------------------------------------------------------------------
           Rhode Island               MEDIUM                      2
--------------------------------------------------------------------------------
          South Carolina              MEDIUM                      2
--------------------------------------------------------------------------------
           South Dakota                LOW                        3
--------------------------------------------------------------------------------
             Tennessee                MEDIUM                      2
--------------------------------------------------------------------------------
               Texas                   HIGH                       1
--------------------------------------------------------------------------------
               Utah                   MEDIUM                      2
--------------------------------------------------------------------------------
              Vermont                  LOW                        3
--------------------------------------------------------------------------------
             Virginia                 MEDIUM                      2
--------------------------------------------------------------------------------
            Washington                MEDIUM                      2
--------------------------------------------------------------------------------
           West Virginia               LOW                        3
--------------------------------------------------------------------------------
             Wisconsin                 LOW                        3
--------------------------------------------------------------------------------
              Wyoming                  LOW                        3
--------------------------------------------------------------------------------

TRADITIONAL HOME HEALTH SERVICES:

RATES EFFECTIVE JANUARY 1, 2004 - DECEMBER 31, 2004

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICES HAVE BOTH VISIT AND HOURLY RATES.

Notes 1, 2, 3, 4, 5 and 6 apply

                                    AREA 1         AREA 2         AREA 3
                                 ------------------------------------------
                                 VISIT   HOUR   VISIT   HOUR   VISIT   HOUR
                                 ------------------------------------------
CERTIFIED NURSES AIDE              *      *       *       *      *      *
---------------------------------------------------------------------------
HOME HEALTH AIDE                   *      *       *       *      *      *
---------------------------------------------------------------------------
LVN/LPN                            *      *       *       *      *      *
---------------------------------------------------------------------------
LVN/LPN - HIGH TECH                *      *       *       *      *      *
---------------------------------------------------------------------------
PEDIATRIC HIGH TECH LVN/LPN        *      *       *       *      *      *
---------------------------------------------------------------------------
PEDIATRIC HIGH TECH RN             *      *       *       *      *      *
---------------------------------------------------------------------------
PEDIATRIC LVN/LPN                  *      *       *       *      *      *
---------------------------------------------------------------------------
PEDIATRIC RN                       *      *       *       *      *      *
---------------------------------------------------------------------------
RN                                 *      *       *       *      *      *
---------------------------------------------------------------------------
RN HIGH TECH INFUSION              *      *       *       *      *      *
---------------------------------------------------------------------------
RN HIGH TECH OTHER                 *      *       *       *      *      *
---------------------------------------------------------------------------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICES HAVE VISIT ONLY RATES.

Notes 1, 3, 4, 5, 7 and 8 apply

                                         AREA 1         AREA 2         AREA 3
                                      ------------------------------------------
                                      VISIT   HOUR   VISIT   HOUR   VISIT   HOUR
                                      ------------------------------------------
DIABETIC NURSE                          *      *       *       *      *      *
--------------------------------------------------------------------------------
DIETITIAN                               *      *       *       *      *      *
--------------------------------------------------------------------------------
ENTEROSTOMAL THERAPIST                  *      *       *       *      *      *
--------------------------------------------------------------------------------
MATERNAL CHILD HEALTH                   *      *       *       *      *      *

*     Confidential treatment requested

--------------------------------------------------------------------------------
MEDICAL SOCIAL WORKER                   *      *       *       *      *      *
--------------------------------------------------------------------------------
OCCUPATIONAL THERAPIST                  *      *       *       *      *      *
--------------------------------------------------------------------------------
OCCUPATIONAL THERAPIST ASSISTANT        *      *       *       *      *      *
--------------------------------------------------------------------------------
PHLEBOTOMIST                            *      *       *       *      *      *
--------------------------------------------------------------------------------
PHOTOTHERAPY PACKAGE SERVICE            *      *       *       *      *      *
--------------------------------------------------------------------------------
PHYSICAL THERAPIST                      *      *       *       *      *      *
--------------------------------------------------------------------------------
PHYSICAL THERAPIST ASSISTANT            *      *       *       *      *      *
--------------------------------------------------------------------------------
PSYCHIATRIC NURSE                       *      *       *       *      *      *
--------------------------------------------------------------------------------
REHABILITATION NURSE                    *      *       *       *      *      *
--------------------------------------------------------------------------------
RESPIRATORY THERAPIST                   *      *       *       *      *      *
--------------------------------------------------------------------------------
RESPIRATORY THERAPIST - CPAP Clinic     *      *       *       *      *      *
--------------------------------------------------------------------------------
RN ASSESSMENT, INITIAL                  *      *       *       *      *      *
--------------------------------------------------------------------------------
RN SKILLED NURSING VISIT-EXTENSIVE      *      *       *       *      *      *
--------------------------------------------------------------------------------
SPEECH THERAPIST                        *      *       *       *      *      *
--------------------------------------------------------------------------------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICE HAS HOURLY ONLY RATES.

Notes 3, 4 and 5 apply

                                         AREA 1         AREA 2         AREA 3
                                      ------------------------------------------
                                      VISIT   HOUR   VISIT   HOUR   VISIT   HOUR
                                      ------------------------------------------
HOMEMAKER                               *      *       *      *       *      *
--------------------------------------------------------------------------------

THE FOLLOWING TRADITIONAL HOME HEALTH SERVICE IS PRICED ON A PER DIEM BASIS.

Notes 3, 4 and 5 apply

                                   AREA 1           AREA 2           AREA 3
                              --------------------------------------------------
                                        PER              PER              PER
                                        DIEM             DIEM             DIEM
                              --------------------------------------------------
COMPANION/LIVE IN               *        *         *      *        *        *
--------------------------------------------------------------------------------

NOTES:
*
*
*
*
*
*
*
*

*     Confidential treatment requested

HOME INFUSION RATES:

RATES EFFECTIVE JANUARY 1, 2004 - DECEMBER 31, 2004

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATES EXCLUDE DRUGS. DRUGS ARE PRICED AS A PERCENTAGE DISCOUNT OFF AWP (IF APPLICABLE), AND THERE IS NO PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE THERAPIES

                                                      PRIMARY OR          PRIMARY OR             PRIMARY OR
                                                   MULTIPLE THERAPY    MULTIPLE THERAPY       MULTIPLE THERAPY
                                                       PER DIEM         DISPENSING FEE     DRUG DISCOUNT OFF AWP
                                                   -------------------------------------------------------------
Ancillary Drugs                                                   *            *                     *
----------------------------------------------------------------------------------------------------------------
Biological Response Modifiers                              *                   *                     *
----------------------------------------------------------------------------------------------------------------
Cardiac (Inotropic) Therapy                                *                          *              *
----------------------------------------------------------------------------------------------------------------
Chelation Therapy                                          *                          *              *
----------------------------------------------------------------------------------------------------------------
Chemotherapy                                               *                          *              *
----------------------------------------------------------------------------------------------------------------
Enteral Therapy                                            *                          *              *
----------------------------------------------------------------------------------------------------------------
Enzyme Therapy                                             *                          *              *
----------------------------------------------------------------------------------------------------------------
Growth Hormone                                             *                   *                     *
----------------------------------------------------------------------------------------------------------------
IV Immune Globulin                                         *                          *              *
----------------------------------------------------------------------------------------------------------------
Other Injectable Therapies                                 *                   *                     *
----------------------------------------------------------------------------------------------------------------
Other Infusion Therapies                                   *                          *              *
----------------------------------------------------------------------------------------------------------------
Pain Management Therapy                                    *                          *              *
----------------------------------------------------------------------------------------------------------------
Steroid Therapy                                            *                          *              *
----------------------------------------------------------------------------------------------------------------
Thrombolytic (Anticoagulation) Therapy                     *                          *              *
----------------------------------------------------------------------------------------------------------------
Synagis                                                    *                   *                     *
----------------------------------------------------------------------------------------------------------------
Remodulin Therapy                                          *                          *              *
----------------------------------------------------------------------------------------------------------------

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATES EXCLUDE DRUGS. DRUGS ARE PRICED AS A PERCENTAGE DISCOUNT OFF AWP, AND THERE IS A PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE ANTI-INFECTIVE THERAPIES

                                                       PER DIEM                            DRUG DISCOUNT OFF AWP
                                                       ---------------------------------------------------------
Anti-Infectives - Primary Anti-Infective                   *                          *              *
----------------------------------------------------------------------------------------------------------------
Anti-Infectives - Multiple Anti-Infective                  *                          *              *
----------------------------------------------------------------------------------------------------------------

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATE EXCLUDES DRUGS. DRUGS ARE PRICED PER VIAL, AND THERE IS NO PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE ANTI-INFECTIVE THERAPIES

                                                      PRIMARY OR
                                                   MULTIPLE THERAPY
                                                       PER DIEM                                 COST OF DRUG
                                                   ---------------------------------------------------------
Flolan Therapy                                             *
------------------------------------------------------------------------------------------------------------
  Flolan 0.5 mg vial                                                                                 *
------------------------------------------------------------------------------------------------------------
  Flolan 1.5 mg vial                                                                                 *
------------------------------------------------------------------------------------------------------------
  Flolan diluent vial                                                                                *
------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

THE FOLLOWING HOME INFUSION THERAPY SERVICE RATES INCLUDE DRUGS, AND THERE IS NO PRICE DIFFERENCE BETWEEN PRIMARY AND MULTIPLE THERAPIES

                                                      PRIMARY OR
                                                   MULTIPLE THERAPY
                                                       PER DIEM
                                                   ---------------------------------------------------------
Enteral Therapy                                            *
------------------------------------------------------------------------------------------------------------
Hydration Therapy                                          *
------------------------------------------------------------------------------------------------------------
Total Parenteral Nutrition                                 *
------------------------------------------------------------------------------------------------------------

NOTES:
*

*

*
*
*
*
*

THE FOLLOWING ARE FOR THE STATED ITEM ONLY. UNLESS OTHERWISE NOTED, NURSING, SUPPLIES, ETC. ARE NOT INCLUDED.

------------------------------------------------------------------------------------------------------------
Blood Transfusion per Unit (Tubing, Filters)                                                         *
------------------------------------------------------------------------------------------------------------
Catheter Care Per Diem                                                                               *
------------------------------------------------------------------------------------------------------------
Midline Insertion (Catheter & Supplies)                                                              *
------------------------------------------------------------------------------------------------------------
PICC Line Insertion (Catheter & Supplies)                                                            *
------------------------------------------------------------------------------------------------------------
Blood Product                                                                                        *
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Confidential treatment requested

FACTOR CONCENTRATES

                                                                          Vial price             Unit Price
-----------------------------------------------------------------------------------------------------------
FACTOR VII
-----------------------------------------------------------------------------------------------------------
Novoseven 1200MCG Vial                                                                *
-----------------------------------------------------------------------------------------------------------
Novoseven 4800MCG Vial                                                                *
-----------------------------------------------------------------------------------------------------------
Novoseven in 1200MCG or 4800MCG QTY                                                                  *
-----------------------------------------------------------------------------------------------------------

FACTOR VIII (RECOMBINANT)
-----------------------------------------------------------------------------------------------------------
Recombinate                                                                                          *
-----------------------------------------------------------------------------------------------------------
Kogenate or Helixate                                                                                 *
-----------------------------------------------------------------------------------------------------------
Bioclate                                                                                             *
-----------------------------------------------------------------------------------------------------------
Helixate FS                                                                                          *
-----------------------------------------------------------------------------------------------------------
Kogenate FS                                                                                          *
-----------------------------------------------------------------------------------------------------------
Refacto                                                                                              *
-----------------------------------------------------------------------------------------------------------
Advate                                                                                               *
-----------------------------------------------------------------------------------------------------------

FACTOR VIII (MONOCLONAL)
-----------------------------------------------------------------------------------------------------------
Hemofil-M or A. R. C. Method M                                                                       *
-----------------------------------------------------------------------------------------------------------
Monoclate P                                                                                          *
-----------------------------------------------------------------------------------------------------------
Monarc-M                                                                                             *
-----------------------------------------------------------------------------------------------------------

FACTOR VIII (OTHER)
-----------------------------------------------------------------------------------------------------------
Koate                                                                                                *
-----------------------------------------------------------------------------------------------------------
Humate                                                                                               *
-----------------------------------------------------------------------------------------------------------
Alphanate SDHT                                                                                       *
-----------------------------------------------------------------------------------------------------------

FACTOR IX (RECOMBINANT)
-----------------------------------------------------------------------------------------------------------
BeneFix                                                                                              *
-----------------------------------------------------------------------------------------------------------

FACTOR IX (MONOCLONAL/HIGH PURITY)
-----------------------------------------------------------------------------------------------------------
Mononine                                                                                             *
-----------------------------------------------------------------------------------------------------------
Alphanine                                                                                            *
-----------------------------------------------------------------------------------------------------------

FACTOR IX (OTHER)
-----------------------------------------------------------------------------------------------------------
Konyne - 80                                                                                          *
-----------------------------------------------------------------------------------------------------------
Proplex T                                                                                            *
-----------------------------------------------------------------------------------------------------------
Bebulin                                                                                              *
-----------------------------------------------------------------------------------------------------------
Profilnine SD                                                                                        *
-----------------------------------------------------------------------------------------------------------

ANTI-INHIBITOR COMPLEX
-----------------------------------------------------------------------------------------------------------
Autoplex-T                                                                                           *
-----------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

-----------------------------------------------------------------------------------------------------------
Feiba-VH                                                                                             *
-----------------------------------------------------------------------------------------------------------
Hyate-C                                                                                              *
-----------------------------------------------------------------------------------------------------------

HEMOSTATIC AGENTS
-----------------------------------------------------------------------------------------------------------
DDAVP - 10ml vial                                                                                    *
-----------------------------------------------------------------------------------------------------------
Stimate  - 2.5ml vial                                                                                *
-----------------------------------------------------------------------------------------------------------

Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation

DME/HOME RESPIRATORY RATES:

RATES EFFECTIVE JANUARY 1, 2004 - MARCH 31, 2004

 HCPCS     CHC       GENTIVA
 CODE     CODE         CODE                 DESCRIPTION              PURCHASE PRICE   RENTAL PRICE   DAILY PRICE
----------------------------------------------------------------------------------------------------------------
A4660     DM590        2520       MONITOR, BLOOD PRESSURE (A4660)                 *
                                  W/STETH & CUFF
----------------------------------------------------------------------------------------------------------------
A4670     DM590        2518       MONITOR, BLOOD PRESSURE (A4670),                *
                                  AUTOMATIC
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7552       BREEZE (A9900) CPAP/BIPAP MASK                  *
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7553       FULL FACE (A9900) MIRAGE                        *
                                  CPAP/BIPAP MASK
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7554       GEL/SILICON (A9900) CPAP/BIPAP                  *
                                  MASK INCL GLD
                                  SEAL,PHANTM,MONARCH
----------------------------------------------------------------------------------------------------------------
A7034     A9900        7556       SPECIALTY (A9900) CPAP/BIPAP                    *
                                   MASK (PROFILE OR SIMPICITY)
----------------------------------------------------------------------------------------------------------------
B9002     HI531        2570       PUMP, ENTERAL (B9002)                           *              *
----------------------------------------------------------------------------------------------------------------
B9998     DM590        6828       ENTERAL SUPPLIES (B9998)                        *                            *
----------------------------------------------------------------------------------------------------------------
DM590     DM570        7551       BACK-PACK (E1399), FOR                          *
                                  PORTABLE ENTERAL PUMP
----------------------------------------------------------------------------------------------------------------
A4615     DM590        2522       CANNULA, NASAL                                  *
----------------------------------------------------------------------------------------------------------------
B9002     DM590        7509       ENTERAL PUMP, PORTABLE (B9002)                  *                            *
----------------------------------------------------------------------------------------------------------------
A7034     DM590        7508       MASK, CPAP GEL OR SILICONE                                     *
                                  (K0183)
----------------------------------------------------------------------------------------------------------------
E0100     E0100        2020       CANE (E0100), ADJ OR FIX, W/ TIP                *
----------------------------------------------------------------------------------------------------------------
E0105     E0105        2021       CANE, QUAD (E0105) OR THREE                     *
                                  PRONG, ADJ OR FIX, W/ TIPS
----------------------------------------------------------------------------------------------------------------
E0110     E0110        2028       CRUTCHES, FOREARM (E0110), ADJ                  *
                                  OR FIX, PAIR, W/ TIPS, GRIPS
----------------------------------------------------------------------------------------------------------------
E0111     E0111        2023       CRUTCH FOREARM (E0111), ADJ OR                  *
                                  FIX, EACH, W/ TIP AND GRIPS
----------------------------------------------------------------------------------------------------------------
E0112     E0112        2027       CRUTCHES UNDERARM, WOOD                         *
                                  (E0112), ADJ OR FIX, PAIR,
                                  COMPLETE
----------------------------------------------------------------------------------------------------------------
E0113     E0113        2025       CRUTCH UNDERARM, WOOD (E0113),                  *
                                  ADJ OR FIX, EACH, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0114     E0114        2026       CRUTCHES UNDERARM, ALUM                         *
                                  (E0114), ADJ OR FIX, PAIR,
                                  COMPLETE
----------------------------------------------------------------------------------------------------------------
E0116     E0116        2024       CRUTCH UNDERARM, ALUM (E0116),                  *
                                  ADJ OR FIX, EACH, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0130     E0130        2037       WALKER, RIGID (E0130)                           *
                                  (PICKUP), ADJ OR FIX HEIGHT
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0135     E0135        2036       WALKER, FOLDING (E0135)                         *
                                  (PICKUP), ADJ OR FIX HEIGHT
----------------------------------------------------------------------------------------------------------------
E0141     E0141        2040       WALKER, WHEELED (E0141), W/OUT                  *
                                  SEAT
----------------------------------------------------------------------------------------------------------------
E0142     DM570        2034       RIGID WALKER (E0142), WHEELED,                  *
                                  W/ SEAT,
----------------------------------------------------------------------------------------------------------------
E0143     E0143        2029       WALKER FOLDING, WHEELED                         *
                                  (E0143), W/OUT SEAT
----------------------------------------------------------------------------------------------------------------
E0145     DM570        2039       WALKER (E0145), WHEELED, W/                     *
                                  SEAT AND CRUTCH ATTACHMENTS
----------------------------------------------------------------------------------------------------------------
E0146     DM570        2038       WALKER, WHEELED, W/ SEAT (E0146)                *
----------------------------------------------------------------------------------------------------------------
E0147     E0147        2030       WALKER HVY DUT (E0147), MULT                    *
                                  BRAKING SYS, VAR WHEEL
                                  RESISTANCE
----------------------------------------------------------------------------------------------------------------
E0153     E0153        2032       CRUTCH PLATFORM ATTACHMENT                      *
                                  (E0153), FOREARM EA
----------------------------------------------------------------------------------------------------------------
E0154     E0154        2033       WALKER PLATFORM ATTACHMENT                      *
                                  (E0154), EA
----------------------------------------------------------------------------------------------------------------
E0155     E0155        2041       WALKER WHEEL ATTACHMENT                         *
                                  (E0155), RIGID (PICKUP) WALKER
----------------------------------------------------------------------------------------------------------------
E0156     DM570        2035       WALKER SEAT ATTACHMENT (E0156)                  *
----------------------------------------------------------------------------------------------------------------
E0157     E0157        2022       WALKER, CRUTCH ATTACHMENT                       *
                                  (E0157), EACH
----------------------------------------------------------------------------------------------------------------
E0158     E0158        2031       WALKER LEG EXTENSIONS (E0158)                   *
----------------------------------------------------------------------------------------------------------------
E0163     E0163        2047       COMMODE CHAIR, STATIONARY                       *
                                  (E0163), W/ FIX ARMS
----------------------------------------------------------------------------------------------------------------
E0164     E0164        2045       COMMODE CHAIR, MOBILE                           *
                                  (E0164), W/ FIX ARMS
----------------------------------------------------------------------------------------------------------------
E0165     E0165        2046       COMMODE CHAIR (E0165),                          *
                                  STATIONARY, W/ DETACH ARMS
----------------------------------------------------------------------------------------------------------------
E0165     E0165        2591       COMMODE, XXWIDE(E0165)                          *
----------------------------------------------------------------------------------------------------------------
E0166     E0166        2044       COMMODE CHAIR (E0166), MOBILE,                  *
                                  W/ DETACH ARMS
----------------------------------------------------------------------------------------------------------------
E0167     E0167        2051       COMMODE CHAIR, PAIL OR PAN                      *
                                  (E0167)
----------------------------------------------------------------------------------------------------------------
E0176     E0176        2142       CUSHION (E0176) OR AIR PRESSURE                 *
                                  PAD, NON-POSITIONING
----------------------------------------------------------------------------------------------------------------
E0176     E0176        2394       REPLACEMENT PAD (E0176)                         *
                                  ALTERNATING PRESS
----------------------------------------------------------------------------------------------------------------
E0177     E0177        2224       CUSHION OR WATER PRESS PAD                      *
                                  (E0177), NONPOSITIONING
----------------------------------------------------------------------------------------------------------------
E0178     E0178        2160       CUSHION OR GEL PRESS PAD                        *
                                  (E0178), NONPOSITIONING
----------------------------------------------------------------------------------------------------------------
E0179     E0179        2154       CUSHION (E0179) OR DRY PRESSURE                 *
                                  PAD, NONPOSTIONING
----------------------------------------------------------------------------------------------------------------
E0180     E0180        2196       PUMP (E0180), ALTERNATING                       *              *
                                  PRESSURES W/PAD
----------------------------------------------------------------------------------------------------------------
E0181     E0181        2197       PUMP (E0181), ALTERNATING PRESS                 *              *
                                  W/PAD, HVY DUTY
----------------------------------------------------------------------------------------------------------------
E0184     E0184        2074       MATTRESS, DRY PRESSURE (E0184)                  *
----------------------------------------------------------------------------------------------------------------
E0185     E0185        2076       MATTRESS (E0185), GEL OR                        *
                                  GEL-LIKE PRESSURE PAD
----------------------------------------------------------------------------------------------------------------
E0186     E0186        2064       MATTRESS, AIR PRESSURE (E0186)                  *
----------------------------------------------------------------------------------------------------------------
E0187     E0187        2099       MATTRESS, WATER PRESSURE (E0187)                *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0188     DM570        2217       PAD, SYNTHETIC SHEEPSKIN (A9900)                *
----------------------------------------------------------------------------------------------------------------
E0189     DM570        2177       PAD, LAMBSWOOL SHEEPSKIN                                       *             *
                                  (E0189), ANY SIZE
----------------------------------------------------------------------------------------------------------------
E0192     E0192        2573       CUSHION, JAY FOR W/C (E0192)                    *              *
----------------------------------------------------------------------------------------------------------------
E0192     E0192        2572       CUSHION, ROHO FOR W/C  (E0192)                  *              *
----------------------------------------------------------------------------------------------------------------
E0192     E0192        2178       W/C PAD (E0192), LOW PRESS AND                  *              *
                                  POSITIONING EQUALIZATION
----------------------------------------------------------------------------------------------------------------
E0193     E0193        2098       MATTRESS, LOW AIR LOSS (E0193),                 *              *             *
                                  INCL. BED
----------------------------------------------------------------------------------------------------------------
E0194     DM570        2063       AIR FLUIDIZED BED (E0194)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E0196     E0196        2077       MATTRESS, GEL PRESSURE (E0196)                  *
----------------------------------------------------------------------------------------------------------------
E0197     E0197        2065       MATTRESS, AIR PRESSURE PAD                      *
                                  (E0197)
----------------------------------------------------------------------------------------------------------------
E0198     E0198        2100       MATTRESS (E0198), WATER                         *
                                  PRESSURE PAD
----------------------------------------------------------------------------------------------------------------
E0199     E0199        2075       MATTRESS, DRY PRESSURE PAD                      *
                                  (E0199)
----------------------------------------------------------------------------------------------------------------
E0200     E0200        2228       HEAT LAMP (E0200), W/OUT                        *
                                  STAND, INCL/BULB, OR INFRARED
                                  ELEMENT
----------------------------------------------------------------------------------------------------------------
E0202     E0202        2229       PHOTOTHERAPY (BILIRUBIN)                        *                            *
                                  (E0202), LIGHT WIT
----------------------------------------------------------------------------------------------------------------
E0202     E0202        2524       PHOTOTHERAPY, BILI BLANKET                      *                            *
                                  (E0202)
----------------------------------------------------------------------------------------------------------------
E0205     E0205        2227       HEAT LAMP (E0205), WITH STAND,                  *
                                  INCL/ BULB, OR INFRARED ELEMENT
----------------------------------------------------------------------------------------------------------------
E0210     DM570        2156       HEATING PAD, STANDARD (E0210)                   *
----------------------------------------------------------------------------------------------------------------
E0215     DM570        2155       HEATING PAD (E0215), ELECTRIC,                  *
                                  MOIST
----------------------------------------------------------------------------------------------------------------
E0218     DM570        2560       COLD THERAPY UNIT (E0218)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E0235     DM570        2187       PARAFFIN BATH UNIT, PORT (E0235)                *
----------------------------------------------------------------------------------------------------------------
E0236     DM570        2199       PUMP (E0236) FOR WATER                          *
                                  CIRCULATING PAD
----------------------------------------------------------------------------------------------------------------
E0237     DM570        2223       HEAT COLD WATER (E0237)                         *
                                  CIRCULATING PAD W/PUMP
----------------------------------------------------------------------------------------------------------------
E0238     DM570        2179       HEATING PAD (E0238), MOIST,                     *
                                  NON-ELECTRIC
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2867       BATH TUB RAIL (E0241), WALL,                    *
                                  L-SHAPE
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2862       BATH TUB RAIL, WALL, 12" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2863       BATH TUB RAIL, WALL, 16" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2864       BATH TUB RAIL, WALL, 18" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2865       BATH TUB RAIL, WALL, 24" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2866       BATH TUB RAIL, WALL, 36" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2043       BATH TUB RAIL, WALL,                                           *
                                  UNSPECIFIED SIZE
----------------------------------------------------------------------------------------------------------------
E0242     DM570        2042       BATH TUB RAIL, FLOOR BASE                       *
                                  (E0242)
----------------------------------------------------------------------------------------------------------------
E0243     DM570        2056       TOILET RAIL, EACH (E0243)                       *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0244     E0244        2587       TOILET SEAT (E0244) RAISED WITH                 *
                                  ARMS
----------------------------------------------------------------------------------------------------------------
E0244     E0244        2052       TOILET SEAT, RAISED (E0244)                     *
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2575       BATH BENCH WITH BACK (E0245)                    *
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2058       BATH TUB STOOL OR BENCH (E0245)                 *
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2578       TRANSFER BENCH, NON-PADDED                      *
                                  (E0245)
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2577       TRANSFER BENCH, PADDED (E0245)                  *
----------------------------------------------------------------------------------------------------------------
E0246     DM570        2057       TRANSFER TUB RAIL(E0246),                       *
                                  ATTACHMENT
----------------------------------------------------------------------------------------------------------------
E0249     DM570        2186       HEAT UNIT (E0249), WATER                        *
                                  CIRCULATING PAD
----------------------------------------------------------------------------------------------------------------
E0255     E0255        2090       HOSP BED (E0255), VAR HEIGHT,                   *              *
                                  HI-LO, W/ SIDE RAILS, W/
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0256     E0256        2091       HOSP BED (E0256), VAR HEIGHT,                   *              *
                                  HI-LO, W/ SIDE RAILS, W/O
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0260     E0260        2083       HOSP BED (E0260), SEMI-ELEC, W/                 *              *
                                  SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0261     E0261        2084       HOSP BED (E0261), SEMI-ELEC, W/                 *              *
                                  SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0265     E0265        2086       HOSP BED (E0265), TOTAL ELEC,                   *              *
                                  W/ SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0266     E0266        2087       HOSP BED (E0266), TOTAL ELEC,                   *              *
                                  W/ SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0271     E0271        2096       MATTRESS, INNERSPRING (E0271)                   *
----------------------------------------------------------------------------------------------------------------
E0272     E0272        2095       MATTRESS, FOAM RUBBER (E0272)                   *
----------------------------------------------------------------------------------------------------------------
E0273     DM570        2068       BED BOARD (E1399)                               *
----------------------------------------------------------------------------------------------------------------
E0274     DM570        2097       OVER-BED TABLE (E0274)                          *
----------------------------------------------------------------------------------------------------------------
E0275     E0275        2071       BED PAN, STANDARD (E0275),                      *
                                  METAL OR PLASTIC
----------------------------------------------------------------------------------------------------------------
E0276     E0276        2070       BED PAN, FRACTURE (E0276),                      *
                                  METAL OR PLASTIC
----------------------------------------------------------------------------------------------------------------
E0277     E0277        2066       MATTRESS (E0277), LOW AIR LOSS,                 *              *
                                  ALT PRESSURE
----------------------------------------------------------------------------------------------------------------
E0280     DM570        2069       BED CRADLE, ANY TYPE (E1399)                    *              *
----------------------------------------------------------------------------------------------------------------
E0292     E0292        2092       HOSP BED (E0292), VAR HEIGHT,                   *              *
                                  HI-LO, W/OUT S/ RAILS, W/
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0293     E0293        2093       HOSP BED (E0293), VAR HEIGHT,                   *              *
                                  HI-LO, NO SIDE RAILS, NO
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0294     E0294        2085       HOSP BED (E0294), SEMI-ELEC,                    *              *
                                  W/OUT SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0295     E0295        2094       HOSP BED (E0295), SEMI-ELEC,                    *              *
                                  W/OUT SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0296     E0296        2089       HOSP BED (E0296), TOTAL ELEC,                   *              *
                                  W/OUT SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0297     E0297        2088       HOSP BED (E0297), TOTAL ELEC,                   *              *
                                  W/OUT SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0305     E0305        2073       BED SIDE RAILS (E0305), HALF                    *
                                  LENGTH
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0310     E0310        2072       BED SIDE RAILS (E0310), FULL                    *
                                  LENGTH
----------------------------------------------------------------------------------------------------------------
E0315     DM570        2067       BED ACCESSORIES: BOARDS OR                                     *
                                  TABLES, ANY TYPE
----------------------------------------------------------------------------------------------------------------
E0325     E0325        2060       URINAL; MALE (E0325), JUG-TYPE,                 *
                                  ANY MATERIAL
----------------------------------------------------------------------------------------------------------------
E0326     E0326        2059       URINAL; FEMALE (E0326),                         *
                                  JUG-TYPE, ANY MATERIAL
----------------------------------------------------------------------------------------------------------------
E0372     E0372        7008       MATTRESS (E0372) POWERED AIR                                   *             *
                                  OVERLAY
----------------------------------------------------------------------------------------------------------------
E0410     E0444        2369       O2 CONTENTS, LIQUID (E0444),                    *
                                  PER POUND
----------------------------------------------------------------------------------------------------------------
E0416     E0443        2371       O2 REFILL FOR PORT (E0443) GAS                  *
                                  SYSTEM ONLY, UP TO 23 CUBIC FEET
----------------------------------------------------------------------------------------------------------------
E0424     E0424        2385       O2 SYS STATIONARY (E0424) COMPR                                *
                                  GAS, RENT
----------------------------------------------------------------------------------------------------------------
E0430     E0430        2374       O2 SYS PORT GAS, PURCH (E0430)                  *
----------------------------------------------------------------------------------------------------------------
E0431     E0431        2574       O2 SYS PORT GAS, LIGHTWEIGHT                    *              *
                                  (E0431) W/CONSERV DEVICE,NO
                                  CONTENT
----------------------------------------------------------------------------------------------------------------
E0431     E0431        2375       O2 SYS PORT GAS, RENT (E0431)                                  *
----------------------------------------------------------------------------------------------------------------
E0434     E0434        2377       O2 SYS PORT LIQUID,RENT (E0434)                                *
----------------------------------------------------------------------------------------------------------------
E0435     E0435        2376       O2 SYS PORT LIQUID, PURCH                       *
                                  (E0435)
----------------------------------------------------------------------------------------------------------------
E0439     E0439        2388       O2 SYS STATIONARY (E0439)                                      *
                                  LIQUID, RENT
----------------------------------------------------------------------------------------------------------------
E0440     E0440        2387       O2 SYS STATIONARY (E0440)                       *
                                  LIQUID, PURCH
----------------------------------------------------------------------------------------------------------------
E0443     E0400        2869       O2 CONTENTS, H/K CYLINDER                       *
                                  (E0400), 200-300 CUBIC FT
----------------------------------------------------------------------------------------------------------------
E0444     E0444        2379       O2 CONTENTS, PORT LIQUID                        *
                                  (E0444), PER UNIT (1 UNIT = 1
                                  LB.)
----------------------------------------------------------------------------------------------------------------
E0450     E0450        7555       POSITIVE PRESSURE VENTS                                        *
                                  (E0450)(E.G. T-BIRD)
----------------------------------------------------------------------------------------------------------------
E0450     E0450        2392       VENTILATOR VOLUME (E0450),                      *              *
                                  STATIONARY OR PORT
----------------------------------------------------------------------------------------------------------------
E0450     E0450        7522       VENTILATOR, VOLUME, (E0450)                     *              *
                                  EMERGENCY BACKUP UNIT
----------------------------------------------------------------------------------------------------------------
E0452     E0452        2332       BILEVEL INTERMITTENT (E0452)                    *              *
                                  ASSIST DEVICE,(BIPAP)
----------------------------------------------------------------------------------------------------------------
E0453     E0453        2390       VENTILATOR THERAPEUTIC (E0453);                 *              *
                                  FOR USE 12 HOURS OR LESS PER DAY
----------------------------------------------------------------------------------------------------------------
E0455     E0455        2372       O2 TENT (E0455), EXCLUDING                      *              *
                                  CROUP OR PEDIATRIC TENTS
----------------------------------------------------------------------------------------------------------------
E0457     E0457        2323       CHEST SHELL (CUIRASS) (E0457)                   *              *
----------------------------------------------------------------------------------------------------------------
E0459     E0459        2324       CHEST WRAP (E0459)                              *              *
----------------------------------------------------------------------------------------------------------------
E0460     E0460        2339       VENTILATOR (E0460), NEGATIVE                    *              *
                                  PRESSURE , PORTABLE OR
                                  STATIONARY
----------------------------------------------------------------------------------------------------------------
E0480     DM570        2373       PERCUSSOR (E0480), ELEC OR                      *              *
                                  PNEUM, HOME MODEL
----------------------------------------------------------------------------------------------------------------
E0500     E0500        2333       IPPB , W/ BUILT-IN NEB (E0500)                  *              *
                                  MAN OR AUTO VALVES; INT/EXT
                                  POWER
----------------------------------------------------------------------------------------------------------------
E0550     E0550        2328       HUMIDIFIER (E0550) DURABLE FOR                  *              *
                                  EXTENSIV SUP/ HUMID W/ IPPB OR
                                  O2
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0555     E0555        2330       HUMIDIFIER (E0555), DURABLE,                                   *             *
                                  GLASS, FOR USE W/ REG OR
                                  FLOWMETER
----------------------------------------------------------------------------------------------------------------
E0565     E0565        2325       COMPRESSOR, AIR POWER (E0565)                   *              *
----------------------------------------------------------------------------------------------------------------
E0570     E0570        2336       NEBULIZER, W/ COMPRESSOR (E0570)                *              *
----------------------------------------------------------------------------------------------------------------
E0575     DM570        2571       NEBULIZER (E0575), ULTRASONIC,                  *              *
                                  AC/DC
----------------------------------------------------------------------------------------------------------------
E0575     DM570        2338       NEBULIZER; ULTRASONIC (E0575)                   *              *
----------------------------------------------------------------------------------------------------------------
E0585     E0585        2337       NEBULIZER(E0585), W/ COMPRESSOR                 *              *
                                  AND HEATER
----------------------------------------------------------------------------------------------------------------
E0600     E0600        2389       SUCTION PUMP (E0600), HOME MODEL                *
----------------------------------------------------------------------------------------------------------------
E0600     E0600        7523       SUCTION UNIT, (E0600), PORTABLE                 *                            *
                                  AC/DC
----------------------------------------------------------------------------------------------------------------
E0601     E0601        2326       CONTINUOUS POSITVE (E0601)                      *              *
                                  AIRWAY PRESSURE DEVICE (CPAP)
----------------------------------------------------------------------------------------------------------------
E0601     E0601        6965       CPAP, SELF TITRATING (E0601)                    *              *
----------------------------------------------------------------------------------------------------------------
E0605     DM570        2391       VAPORIZER, ROOM TYPE (E0605)                    *
----------------------------------------------------------------------------------------------------------------
E0606     DM570        2380       POSTURAL DRAINAGE BOARD (E0606)                 *
----------------------------------------------------------------------------------------------------------------
E0607     E0607        6874       MONITOR, B/GLUCOSE (E0607)                      *
                                  ACCUCHEK AD
----------------------------------------------------------------------------------------------------------------
E0607     E0607        2164       MONITOR, BLOOD GLUCOSE (E0607)                  *
----------------------------------------------------------------------------------------------------------------
E0618     E0608        2322       APNEA MONITOR (E0608)                           *              *
----------------------------------------------------------------------------------------------------------------
E0619     E0608        2576       APNEA MONITOR (E0608) W/MEM                     *              *
                                  (INCL SMART)
----------------------------------------------------------------------------------------------------------------
E0609     E0609        2146       MONITOR, BLOOD GLUCOSE (E0609)                  *
                                  W/SPECIAL FEATURES
----------------------------------------------------------------------------------------------------------------
E0621     E0621        2215       PATIENT LIFT (E0621), SLING OR                  *
                                  SEAT, CANVAS OR NYLON
----------------------------------------------------------------------------------------------------------------
E0625     DM570        2191       PATIENT LIFT (E0625), KARTOP,                                  *
                                  BATHROOM OR TOILET
----------------------------------------------------------------------------------------------------------------
E0627     E0627        4553       HIP CHAIR (E0627)                               *              *
----------------------------------------------------------------------------------------------------------------
E0627     DM570        2395       SEAT LIFT CHAIR/MOTORIZED                       *
                                  (E0627)
----------------------------------------------------------------------------------------------------------------
E0627     DM570        2205       SEAT LIFT MECH (E0627)                          *
                                  INCORPORATED INTO A COMB
                                  LIFT-CHAIR MECH
----------------------------------------------------------------------------------------------------------------
E0630     E0630        2190       PATIENT LIFT, HYDRAULIC                         *              *
                                  (E0630), W/ SEAT OR SLING
----------------------------------------------------------------------------------------------------------------
E0635     DM570        2189       PATIENT LIFT (E0635), ELEC W/                   *              *
                                  SEAT OR SLING
----------------------------------------------------------------------------------------------------------------
E0650     E0650        2192       PNEUM COMPRESSOR (E0650),                       *              *
                                  NON-SEG HOME MODEL
----------------------------------------------------------------------------------------------------------------
E0651     E0651        2194       PNEUM COMPRESSOR (E0651), SEG                   *              *
                                  HOME MODEL W/OUT CALIB GRAD PRES
----------------------------------------------------------------------------------------------------------------
E0652     E0652        2193       PNEUM COMPRESSOR (E0652), SEG                   *              *
                                  HOME MODEL W/ CALIB GRAD PRES
----------------------------------------------------------------------------------------------------------------
E0655     E0655        2182       PNEUM COMPRESSOR (E0655),                       *
                                  NON-SEG APPLIANCE, HALF ARM
----------------------------------------------------------------------------------------------------------------
E0660     E0660        2181       PNEUM COMPRESSOR (E0660),                       *
                                  NON-SEG APPLIANCE, FULL LEG
----------------------------------------------------------------------------------------------------------------
E0665     E0665        2180       PNEUM COMPRESSOR (E0665),                       *
                                  NON-SEG APPLIANCE, FULL ARM
----------------------------------------------------------------------------------------------------------------
E0666     E0666        2183       PNEUM COMPRESSOR (E0666),                       *
                                  NON-SEG APPLIANCE, HALF LEG
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0667     E0667        2210       PNEUM APPLIANCE (E0667), SEG,                   *
                                  FULL LEG
----------------------------------------------------------------------------------------------------------------
E0668     E0668        2209       PNEUM APPLIANCE (E0668), SEG,                   *
                                  FULL ARM
----------------------------------------------------------------------------------------------------------------
E0669     E0669        2212       PNEUM APPLIANCE (E0669), SEG,                   *
                                  HALF LEG
----------------------------------------------------------------------------------------------------------------
E0670     E0670        2211       PNEUM APPLIANCE (E0670), SEG,                   *
                                  HALF ARM
----------------------------------------------------------------------------------------------------------------
E0671     E0671        2207       PNEUM APPLIANCE (E0671), SEG                    *
                                  GRAD PRESS, FULL LEG
----------------------------------------------------------------------------------------------------------------
E0672     E0672        2206       PNEUM APPLIANCE (E0672), SEG                    *
                                  GRAD PRESS, FULL ARM
----------------------------------------------------------------------------------------------------------------
E0673     E0673        2208       PNEUM APPLIANCE (E0673), SEG                    *
                                  GRAD PRESS, HALF LEG
----------------------------------------------------------------------------------------------------------------
E0690     DM570        2221       ULTRAVIOLET CABINET (E0690),                    *
                                  APPROPRIATE FOR HOME USE
----------------------------------------------------------------------------------------------------------------
E0700     DM570        2204       SAFETY EQUIP (E0700) (E.G.,                                    *
                                  BELT, HARNESS OR VEST)
----------------------------------------------------------------------------------------------------------------
E0710     DM570        2202       RESTRAINTS (E0710), ANY TYPE                    *
                                  (BODY, CHEST, WRIST OR ANKLE)
----------------------------------------------------------------------------------------------------------------
E0720     E0720        2219       TENS (E0720), TWO LEAD,                         *              *
                                  LOCALIZED STIMULATION
----------------------------------------------------------------------------------------------------------------
E0730     E0730        2218       TENS (E0730), FOUR LEAD, LARGER                 *              *
                                  AREA/MULTIPLE NERVE STIMULATION
----------------------------------------------------------------------------------------------------------------
E0731     E0731        2159       TENS OR NMES (E0731),                           *
                                  CONDUCTIVE GARMENT
----------------------------------------------------------------------------------------------------------------
E0744     E0744        2120       STIMULATOR (E0744),                             *              *
                                  NEUROMUSCULAR FOR SCOLIOSIS
----------------------------------------------------------------------------------------------------------------
E0745     E0745        2121       STIMULATOR (E0745),                             *              *
                                  NEUROMUSCULAR, ELECTRONIC SHOCK
                                  UNIT
----------------------------------------------------------------------------------------------------------------
E0745     E0745        6915       STIMULATOR FOUR CH (E0745),                     *              *
                                  NEUROMUSCULAR
----------------------------------------------------------------------------------------------------------------
E0746     DM570        2109       ELECTROMYOGRAPHY (EMG) (E0746),                 *              *
                                  BIOFEEDBACK DEVICE
----------------------------------------------------------------------------------------------------------------
E0747     DM570        2122       STIMULATOR (E0747), OSTEOGENIC,                 *
                                  NON-INVASIVE
----------------------------------------------------------------------------------------------------------------
E0748     DM570        2124       STIMULATOR (E0748), OSTEOGENIC                  *
                                  NON-INVASIVE, SPINAL
                                  APPLICATIONS
----------------------------------------------------------------------------------------------------------------
E0755     DM570        2157       STIMULATOR (E0755), ELECTRONIC                  *
                                  SALIVARY REFLEX, NON INVASIVE
----------------------------------------------------------------------------------------------------------------
E0776     E0776        2175       IV POLE (E0776)                                 *              *
----------------------------------------------------------------------------------------------------------------
E0784     E0784        2158       PUMP (E0784), EXT AMBULATORY                    *
                                  INFUSION, MINIMED, INSULIN
----------------------------------------------------------------------------------------------------------------
E0784     E0784        7925       PUMP, EXT INFUSION, MINIMED                     *
                                  PREMIUM, INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
E0784     E0784        6771       PUMP (E0784), INSULIN EXT                       *
                                  INFUSION DISETRONICS OR OTHER
----------------------------------------------------------------------------------------------------------------
E0840     E0840        2133       TRACTION FRAME (E0840), ATTACH                  *
                                  TO HEADBOARD, CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0850     E0850        2134       TRACTION STAND (E0850), FREE                    *              *
                                  STANDING, CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0855     E0855        7484       TRACTION (E0855), W/O FRAME OR                  *              *
                                  STAND
----------------------------------------------------------------------------------------------------------------
E0860     E0860        2130       TRACTION EQUIP (E0860),                         *              *
                                  OVERDOOR, CERVICAL
----------------------------------------------------------------------------------------------------------------
E0870     E0870        2131       TRACTION FRAME (E0870), ATTACH                  *              *
                                  TO FOOTBOARD, EXTREMITY, BUCKS
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0880     E0880        2135       TRACTION STAND (E0880)                          *              *
                                  FREE/STAND EXTREMITY TRACTION,
                                  EG, BUCK'S
----------------------------------------------------------------------------------------------------------------
E0890     E0890        2132       TRACTION FRAME (E0890), ATTACH                  *              *
                                  TO FOOTBOARD, PELVIC TRACTION
----------------------------------------------------------------------------------------------------------------
E0900     E0900        2136       TRACTION STAND (E0900) FREE/                    *              *
                                  STAND PELVIC TRACTION,( EG,
                                  BUCK'S)
----------------------------------------------------------------------------------------------------------------
E0910     E0910        2138       TRAPEZE BARS (E0910), A/K/A PT                  *              *
                                  HELPER, ATTACH TO BED W/ GRAB
                                  BAR
----------------------------------------------------------------------------------------------------------------
E0920     E0920        2111       FRACTURE FRAME (E0920), ATTACH                  *              *
                                  TO BED, INCLUDING WEIGHTS
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2125       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2859       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, ANKLE
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2860       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, ELBOW
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2857       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, HAND
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2858       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, SHOULDER
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2861       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, WRIST
----------------------------------------------------------------------------------------------------------------
E0940     E0940        2137       TRAPEZE BAR (E0940), FREE                       *              *
                                  STANDING, COMPLETE W/ GRAB BAR
----------------------------------------------------------------------------------------------------------------
E0941     E0941        2116       TRACTION DEVICE (E0941),                        *              *
                                  GRAVITY ASSISTED
----------------------------------------------------------------------------------------------------------------
E0942     E0942        2101       HARNESS/HALTER (E0942),                         *
                                  CERVICAL HEAD
----------------------------------------------------------------------------------------------------------------
E0944     E0944        2126       HARNESS (E0944), PELVIC BELT,                   *
                                  BOOT
----------------------------------------------------------------------------------------------------------------
E0945     DM570        2110       HARNESS (E0945), EXTREMITY BELT                 *
----------------------------------------------------------------------------------------------------------------
E0946     E0946        2115       FRACTURE, FRAME (E0946), DUAL                   *              *
                                  W/ CROSS BARS, ATTACH TO BED
----------------------------------------------------------------------------------------------------------------
E0947     E0947        2113       FRACTURE FRAME (E0947),                         *
                                  ATTACHMENTS FOR COMPLEX PELVIC
                                  TRACTION
----------------------------------------------------------------------------------------------------------------
E0948     E0948        2112       FRACTURE FRAME (E0948)                          *                            *
                                  ATTACHMENTS FOR COMPLEX
                                  CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0950     DM570        2139       TRAY (E0950)                                    *
----------------------------------------------------------------------------------------------------------------
E0958     E0958        2307       W/C PART ATTACHMENT (E0958) TO                  *
                                  CONVERT ANY W/C TO ONE ARM DRIVE
----------------------------------------------------------------------------------------------------------------
E0959     E0959        2237       W/C PART AMPUTEE ADAPTER(E0959)                 *
                                  (COMPENSATE FOR TRANS OF WEIGHT)
----------------------------------------------------------------------------------------------------------------
E0962     E0962        2232       CUSHION FOR WC 1" (E0962)                       *
----------------------------------------------------------------------------------------------------------------
E0963     E0963        2233       CUSHION FOR WC 2" (E0963)                       *
----------------------------------------------------------------------------------------------------------------
E0964     E0964        2234       CUSHION FOR WC 3" (E0964)                       *
----------------------------------------------------------------------------------------------------------------
E0965     E0965        2235       CUSHION FOR WC 4" (E0965)                       *
----------------------------------------------------------------------------------------------------------------
E0972     DM570        2230       TRANSFER BOARD OR DEVICE (E0972)                *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0977     E0977        2317       CUSHION, WEDGE FOR W/C (E0977)                  *
----------------------------------------------------------------------------------------------------------------
E0978     E0978        2248       BELT, SAFETY (E0978) W/                         *
                                  AIRPLANE BUCKLE, W/C
----------------------------------------------------------------------------------------------------------------
E0979     DM570        2249       BELT, SAFETY (E0979) W/ VELCRO                  *
                                  CLOSURE, W/C
----------------------------------------------------------------------------------------------------------------
E0980     DM570        2292       SAFETY VEST (E0980), W/C                        *
----------------------------------------------------------------------------------------------------------------
E1031     E1031        2291       ROLLABOUT CHAIR (E1031), W/                     *              *
                                  CASTORS 5" OR GREATER
----------------------------------------------------------------------------------------------------------------
E1050     E1050        2260       W/C FULL/REC (E1050), FIX ARMS,                 *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1060     E1060        2259       W/C FULL/REC (E1070), DETACH                    *              *
                                  ARMS, SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1065     E1065        2287       W/C POWER ATTACHMENT (E1065)                    *              *
----------------------------------------------------------------------------------------------------------------
E1066     E1066        2247       BATTERY CHARGER (E1066)                         *              *
----------------------------------------------------------------------------------------------------------------
E1069     E1069        2255       BATTERY, DEEP CYCLE (E1069)                     *              *
----------------------------------------------------------------------------------------------------------------
E1070     E1070        2258       W/C FULL/REC (E1060), DETACH                    *              *
                                  ARMS, SWING AWAY DET/ ELEV
                                  LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1083     E1083        2263       W/C HEMI (E1083), FIX ARMS,                     *              *
                                  SWING AWAY DETACH ABLE ELEV LEG
                                  REST
----------------------------------------------------------------------------------------------------------------
E1084     E1084        2262       W/C HEMI (E1084), DETACH ARMS,                  *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1085     E1085        2264       W/C HEMI (E1085), FIX ARMS,                     *              *
                                  SWING AWAY DETACH ABLE FOOT
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1086     E1086        2261       W/C HEMI (E1086), DETACH ARMS,                  *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1087     E1087        2265       W/C HI STRENGTH LT-WT (E1087),                  *              *
                                  FIX ARMS, S/AWAY ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1088     E1088        2268       W/C HI STRENGTH LT-WGT (E1088),                 *              *
                                  D/ ARMS, S/AWAY ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1089     E1089        2266       W/C HI STRENGTH LT-WGT (E1089),                 *              *
                                  FIX ARMS, S/AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1090     E1090        2267       W/C HI STRENGTH LT-WG (E1090),                  *              *
                                  DETACH ARMS, S/AWAY D/FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1091     E1091        2321       W/C YOUTH, ANY TYPE (E1091)                     *              *
----------------------------------------------------------------------------------------------------------------
E1092     E1092        2319       W/C WIDE HVY DUTY (E1092),                      *              *
                                  DETACH ARMS S/AWAY DETACH
                                  ELEVAT LEGS
----------------------------------------------------------------------------------------------------------------
E1093     E1093        2320       W/C WIDE HVY DUTY (E1093),                      *              *
                                  DETACH ARMS S/AWAY DETACH
                                  FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1100     E1100        2296       W/C SEMI-RECLINING (E1100),                     *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1110     E1110        2295       W/C SEMI-RECLINING (E1110),                     *              *
                                  DETACH ARMS ELEV LEG REST
----------------------------------------------------------------------------------------------------------------
E1130     E1130        2303       W/C STANDARD (E1130), FIX OR                    *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1140     E1140        2313       W/C (E1140), DETACH ARMS SWING                  *              *
                                  AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1150     E1150        2314       W/C (E1150), DETACH ARMS, SWING                 *              *
                                  AWAY DETACH ELEVAT LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1160     E1160        2315       W/C (E1160), W/ FIX ARMS, SWING                 *              *
                                  AWAY DETACH ELEVAT LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1160     E1160        2396       W/C (E1160), W/FIX ARMS                         *              *
                                  REMOVABLE FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1170     E1170        2241       W/C AMPUTEE (E1170), FIX ARMS,                  *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1171     E1171        2242       W/C AMPUTEE (E1171), FIX ARMS,                  *              *
                                  W/OUT FOOTRESTS OR LEGREST
----------------------------------------------------------------------------------------------------------------
E1172     E1172        2240       W/C AMPUTEE (E1172), DETACH                     *              *
                                  ARMS W/OUT FOOTRESTS OR LEGREST
----------------------------------------------------------------------------------------------------------------
E1180     E1180        2239       W/C AMPUTEE (E1180), DETACH                     *              *
                                  ARMS SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1190     E1190        2238       W/C AMPUTEE (E1190), DETACH                     *              *
                                  ARMS SWING AWAY DETACH ELEV
                                  LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1195     E1195        2273       W/C HVY DUTY (E1195), FIX ARMS,                 *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1200     E1200        2243       W/C AMPUTEE (E1200), FIX FULL                   *              *
                                  LENGTH ARMS, S/AWAY D/FOOTREST
----------------------------------------------------------------------------------------------------------------
E1210     E1210        2281       W/C MOTORIZED (E1210), FIX                      *              *
                                  ARMS, S/AWAY DETACH ELEV LEG
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1211     E1211        2279       W/C MOTORIZED (E1211), DETACH                   *              *
                                  ARMS , S/AWAY DETACH FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1212     E1212        2282       W/C MOTORIZED (E1212) , FIX                     *              *             *
                                  ARMS, SWING AWAY DETACH FOOT
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1213     E1213        2280       W/C MOTORIZED (E1213), DETACH                   *              *             *
                                  ARMS S/AWAY, DETACH ELEV LEG
                                  REST
----------------------------------------------------------------------------------------------------------------
E1220     E1220        2551       W/C CUSTOM (E1220)                              *              *             *
----------------------------------------------------------------------------------------------------------------
E1220     E1220        2579       W/C XXWIDE (E1220)                              *              *             *
----------------------------------------------------------------------------------------------------------------
E1230     E1230        2288       SCOOTER (E1230), THREE OR 4                     *              *             *
                                  WHEEL
----------------------------------------------------------------------------------------------------------------
E1240     E1240        2276       W/C LT-WGT (E1240), DETACH ARMS                 *              *
                                  SWING AWAY DETACH, ELEV LEGREST
----------------------------------------------------------------------------------------------------------------
E1250     E1250        2278       W/C LT-WGT (E1250), FIX ARMS,                   *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1260     E1260        2275       W/C LT-WGT (E1260), DETACH ARMS                 *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1270     E1270        2277       W/C LT-WGT (E1270), FIX ARMS,                   *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1280     E1280        2270       W/C HVY DUTY (E1280), DETACH                    *              *
                                  ARMS ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1285     E1285        2274       W/C HVY DUTY (E1285), FIX ARMS,                 *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1290     E1290        2271       W/C HVY DUTY (E1290), DETACH                    *              *
                                  ARMS SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1295     E1295        2272       W/C HVY DUTY (E1295), FIX ARMS,                 *              *
                                  ELEV LEGREST
----------------------------------------------------------------------------------------------------------------
E1300     DM570        2062       WHIRLPOOL (E1300), PORT                         *              *
                                  (OVERTUB TYPE)
----------------------------------------------------------------------------------------------------------------
E1310     DM570        2061       WHIRLPOOL (E1399), NON-PORT                                    *             *
                                  (BUILT-IN TYPE)
----------------------------------------------------------------------------------------------------------------
E1353     E1353        2381       O2 REGULATOR (E1353)                            *              *
----------------------------------------------------------------------------------------------------------------
E1355     E1355        2384       CYLINDER STAND/RACK (E1355)                     *              *
----------------------------------------------------------------------------------------------------------------
E1372     E1372        2331       IMMERSION EXT HEATER (E1372)                    *              *
                                  FOR NEBULIZER
----------------------------------------------------------------------------------------------------------------
E1375     E1375        2334       NEBULIZER PORT (E1375) W/ SMALL                 *              *             *
                                  COMPRESSOR, W/ LIMITED FLOW
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2568       ADAPTER (A9900), AC/DC                          *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2586       APNEA MONITOR DOWNLOAD (E1399)                  *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2552       BATH LIFT (E1399), CUSTOM                                      *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2563       BED WEDGE (E1399), 12"                          *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2856       BEDROOM EQUIPMENT (E1399),                                     *             *
                                  CUSTOM
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2525       BREAST PUMP, ELECTRIC (E1399)                   *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2581       BREAST PUMP, INSTITUTIONAL                      *              *             *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2580       BREAST PUMP, MANUAL (E1399)                     *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2593       COLD THERAPY UNIT, PAD (E1399)                  *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2565       COMMODE (E1399), DROP ARM,                      *              *             *
                                  HEAVY DUTY
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2582       COMPRESSION PUMP BOOT (E1399)                   *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2583       COMPRESSION PUMP, FOOT (E1399)                  *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        2569       CPAP HUMIDIFIER (A9900), HEATED                 *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        2635       CPAP/BIPAP SUPPLIES (A9900)                                    *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2327       DURABLE MEDICAL EQUIP (E1399),                                 *             *
                                  MISCELLANEOUS
----------------------------------------------------------------------------------------------------------------
E1399     E1220        2584       GERI CHAIR (E1399), THREE                       *              *             *
                                  POSITION RECLINING
----------------------------------------------------------------------------------------------------------------
E1399     DM570        6780       HOLTER MONITOR (G0004)                          *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     E0265        2590       HOSP BED (E1399), ELECTRIC,                     *              *             *
                                  XLONG, W/MATTRESS & SIDE RAILS
----------------------------------------------------------------------------------------------------------------
E1399     E0200        2868       LAMP, ULTRAVIOLET (E1399)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2588       MONITOR (E1399), VITAL SIGNS                    *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2529       O2 ANALYZER (A9900)                             *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        2594       O2 CONSERVATION DEVICE (A9900)                  *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        6775       OXIMETRY TEST (E1399)                           *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2555       PATIENT LIFT, CUSTOM (E1399)                                   *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2561       PEAK FLOW METER (E1399)                         *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4559       PEDIATRIC WALKER (E1399)                                       *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2567       PNEUMOGRAM (E1399)                              *              *             *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399     E1399        2553       POSITIONING, CUSTOM (E1399)                                    *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2526       PULSE OXIMETER (E1399)                          *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2527       PULSE OXIMETER W/ PROBE (E1399)                 *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2562       SHOWER, HAND HELD (E1399)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2592       SLEEP STUDY, ADULT (E1399)                      *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM590        7483       STIMULATOR (E1399), MUSCLE, LOW                 *              *             *
                                  VOLTAGE OR INTERFERENTIAL
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2855       THERAPY EQUIPMENT, CUSTOM                       *              *             *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E1399     DM570        6774       THERAPY PERCUSSION, GENERATOR                   *              *             *
                                  ONLY
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7506       W/C, CUSTOM (E1399) MANUAL ADULT                               *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7504       W/C, CUSTOM (E1399) MANUAL                                     *             *
                                  PEDIATRIC
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7507       W/C, CUSTOM (E1399) POWER ADULT                                *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7505       W/C, CUSTOM (E1399) POWER                                      *             *
                                  PEDIATRIC
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2564       WALKER (E1399), HEAVY DUTY,                     *              *             *
                                  EXTRA WIDE
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2585       WALKER (E1399), HEMI                            *              *             *
----------------------------------------------------------------------------------------------------------------
K0539     DM570        6873       WOUND SUCTION DEVICE (K0538)                    *              *             *
----------------------------------------------------------------------------------------------------------------
K0539     DM570        7914       DRESSING SET, FOR WOUND SUCTION                 *              *             *
                                  DEVICE (K0539)
----------------------------------------------------------------------------------------------------------------
K0540     DM570        7915       CANISTER SET, FOR WOUND SUCTION                 *              *             *
                                  DEVICE (K0540)
----------------------------------------------------------------------------------------------------------------
E1400     E1390        2361       O2 CONC (E1390),MANUF SPEC                      *              *             *
                                  MAXFLOWRATE = 2 LTS PER MIN@85%
----------------------------------------------------------------------------------------------------------------
G0015     DM570        6779       CARDIAC EVENT MONITOR (G0015)                   *              *             *
----------------------------------------------------------------------------------------------------------------
K0163     DM590        3713       ERECTION SYSTEM, VACUUM (K0163)                 *              *             *
----------------------------------------------------------------------------------------------------------------
K0183     DM590        2516       CPAP MASK (K0183)                               *              *             *
----------------------------------------------------------------------------------------------------------------
K0184     DM590        2515       NASAL PILLOWS/SEALS (K0184)                     *              *             *
                                  REPLACEMENT FOR NASAL APP/ DVC,
                                  PAIR
----------------------------------------------------------------------------------------------------------------
K0185     DM590        2514       CPAP HEADGEAR (K0185)                           *              *
----------------------------------------------------------------------------------------------------------------
K0186     DM590        2513       CPAP CHIN STRAP (K0186)                         *              *
----------------------------------------------------------------------------------------------------------------
K0187     DM590        2512       CPAP TUBING (K0187)                             *              *
----------------------------------------------------------------------------------------------------------------
K0188     DM590        2511       CPAP FILTER (A9900), DISPOSABLE                 *              *
----------------------------------------------------------------------------------------------------------------
K0189     DM590        2510       CPAP FILTER (A9900),                            *              *
                                  NON-DISPOSABLE
----------------------------------------------------------------------------------------------------------------
K0268     DM590        2509       CPAP HUMIDIFIER (K0268), COOL                   *              *
----------------------------------------------------------------------------------------------------------------
K0413     DM590        6889       MATTRESS (K0413), NONPOWERED,                   *              *
                                  EQUIVALENT
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7673       MATTRESS (E1399) V-CUE DYNAMIC                  *              *             *
                                  AIR THERAPY
----------------------------------------------------------------------------------------------------------------
A4608     A9900        7621       CATHETER TRACH (A4608) 11CM 1                   *              *
                                  SCOOP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7664       COFFLATOR (E1399CF) MANUAL                                     *             *
                                  SECRETION MOBIL DEVICE
----------------------------------------------------------------------------------------------------------------
E0168B    A9900        7643       COMMODE (E0168B) HVY DUTY                       *
                                  BEDSIDE CHAIR 251-450 LBS.
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0168C    A9900        7644       COMMODE (E0168C) HVY DUTY DROP                  *
                                  ARM 451-850 LBS.
----------------------------------------------------------------------------------------------------------------
A6234     HH591        7626       DRESSING <16 SQ IN (A6234)                      *
                                  HYDROCOLLOID DRESSING, EA
----------------------------------------------------------------------------------------------------------------
A6258     HH591        7627       DRESSING >16 SQ IN (A6258)                      *
                                  TRANSPAREN FILM, EA
----------------------------------------------------------------------------------------------------------------
A46203    HH591        7625       DRESSING COMPOSITE <16 SQ IN                    *
                                  (A46203) SELF ADH, EA
----------------------------------------------------------------------------------------------------------------
B9998B    DM590        7655       ENT (B9998B) EXT SET Y SITE                     *
                                  F/KANGAROO PUMP
----------------------------------------------------------------------------------------------------------------
B9998C    DM590        7656       ENT (B9998C) EXT SET W/ CLAMP                   *
                                  BASIC
----------------------------------------------------------------------------------------------------------------
B9998D    DM590        7657       ENT (B9998D) FARRELL GASTRIC                    *
                                  RELIEF VLV
----------------------------------------------------------------------------------------------------------------
B9998E    DM590        7658       ENT (B9998E) GASTRO EXT SET                     *
----------------------------------------------------------------------------------------------------------------
B9998F    DM590        7659       ENT (B9998F) GASTRO TUBE ANY                    *
                                  SIZE MIC-KEY OR HIDE A PORT
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7620       HUMID-VENT (E1399) ARTIFICIAL                   *
                                  NOSE
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7660       IPPB (E1399) UNIV SET UP                        *
                                  W/MANIFOLD NEBULIZER
----------------------------------------------------------------------------------------------------------------
K0105     A9900        7639       IV POLE (K0105) ATTACH F/ W/C                   *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7641       MECHANICAL SCALE (E1399)                        *
                                  PEDIATRIC/NEONATAL
----------------------------------------------------------------------------------------------------------------
A7008     A9900        7661       NEBULIZER (A7008) KIT PREFILL                   *
                                  W/STR H20 1L BAX
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7663       O2 CONNECTOR (E1399)                            *
                                  SIMS/IRRIGATION NOZZLE BAX
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7615       O2 HUMIDIFIER (E1399)                           *
                                  AQUA+NEONATAL EA HUD
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7623       O2 SWIVEL (E1399) ADAPTER                       *
                                  ANGLED STERILE
----------------------------------------------------------------------------------------------------------------
L8501     A9900        7624       SPEAKING VALVE (L8501) WHITE PAS                *
----------------------------------------------------------------------------------------------------------------
A4319     HH591        7629       STERILE WATER (A4319) F/IRRIG                   *
                                  1L BAX
----------------------------------------------------------------------------------------------------------------
A7001     HH591        7619       SUCTION BOTTLE (A7001) W/LID &                  *
                                  TUBING
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7616       SUCTION FILTER (E1399) BACTERIA                 *
----------------------------------------------------------------------------------------------------------------
A6265     HH591        7628       TAPE ALL TYPES (A6265)                          *
                                  EXCLUDING MICROFOAM, PER 18 SQ
                                  INCHES
----------------------------------------------------------------------------------------------------------------
A4481     A9900        7622       TRACH FILTER (A4481) BACTERIA                   *
                                  ELECTROSTATIC
----------------------------------------------------------------------------------------------------------------
A4623     A9900        7618       TRACH INNER (A4623) CANNULA                     *
----------------------------------------------------------------------------------------------------------------
A4621     A9900        7617       TRACH TUBE MASK (A4621) COLLAR                  *
                                  OR HOLDER
----------------------------------------------------------------------------------------------------------------
A7010     A9900        7662       TUBING (A7010) AEROSOL                          *
                                  CORRUGATED PER FOOT
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7631       VENT ADAPTER (E1399) MDI HUD                    *
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7630       VENT BATTERY CHARGER (A9900)                    *
                                  12V GEL
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7632       VENT CONNECTOR (E1399) PED OR                   *
                                  ADULT OMNIFLEX DISP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7633       VENT FILTER (E1399) HYGROBAC S                  *
                                  ELECTOSTATIC MAL
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7634       VENT THERMOMETER (E1399) W/                     *
                                  ADAPTER
----------------------------------------------------------------------------------------------------------------
K0108     A9900        7638       W/C BRAKE EXTENSION (K0108) TIP                 *
                                  BLK 10/PK
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7635       WALKER BASKET (E1399) VINYL                     *
                                  COATED
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0159     A9900        7640       WALKER BRAKE (E0159) ATTACHMENT                 *
----------------------------------------------------------------------------------------------------------------
E0148     A9900        7636       WALKER HVY DUTY (E0148) FOLDING                 *
                                  X-WIDE
----------------------------------------------------------------------------------------------------------------
E0149     A9900        7637       WALKER HVY DUTY (E0149) W/                      *
                                  WHEELS
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7645       CPAP (E1399) DC BATTERY ADAPTER                 *
                                  CABLE
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7646       CPAP (E1399) EXHALATION PORT                    *
                                  DISP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7647       CPAP (E1399) FUSE KIT                           *
                                  INTERNATIONAL A/C
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7648       CPAP (E1399) HUMIDIFIER CHAMBER                 *
                                  KIT DISP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7649       CPAP (E1399) HUMIDIFIER CHAMBER                 *
                                  REUSABLE
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7650       CPAP (E1399) HUMIDIFIER                         *
                                  MOUNTING TRAY
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7651       CPAP (E1399) INVERTOR AC/DC                     *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7652       CPAP (E1399) POWER CORD                         *
                                  F/ARIA-SYNC
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7653       CPAP (E1399) SHELL W/O PRESSURE                 *
                                  TAP
----------------------------------------------------------------------------------------------------------------
A9900     DM590        7566       CPAP CALIBRATION SHELL (A9900)                  *
----------------------------------------------------------------------------------------------------------------
A9900     DM590        7565       CPAP SHORT TUBING (A9900)                       *
----------------------------------------------------------------------------------------------------------------
E0601     E0601        7690       VENT, CONTINUOUS POSITIVE                       *              *
                                  (E0500) AIRWAY PRESSURE DEVICE
----------------------------------------------------------------------------------------------------------------
E0452     E0452        7691       VENT, BILEVEL INTERMITTENT                      *              *
                                  (E0500) ASSIST DEVICE (BIPAP)
----------------------------------------------------------------------------------------------------------------
E0747     DM570        6875       STIMULATOR, OSTEOGENIC,                         *
                                  ULTRASOUND
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7695       GEL/SILICON GOLD SEAL                           *
                                  CPAP/BIPAP MASK (A9900)
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7701       VENT THERAPEUTIC ST BIPAP W/                    *              *
                                  BACKUP RATE (K0533)
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7703       O2 SYS HELIOS PORT LIQUID, RENT                 *       *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
HH591     HH591        7704       PUMP, EXT INFUSION, DANA                        *
                                  DIABECARE, INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
E0784     E0784        7731       PUMP, EXT INFUSION, ANIMAS,                     *
                                  INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7737       CPAP DREAM SEAL INTERFACE FOR                  *
                                  USE WITH BREEZE MASK (A9900)
----------------------------------------------------------------------------------------------------------------
A7036     DM590        7738       CPAP CHIN STRAP DELUXE (K0186)           *
----------------------------------------------------------------------------------------------------------------
E1340     E1340        7768       W/C REPAIRS - CUSTOM (E1340)                    *
----------------------------------------------------------------------------------------------------------------

The following may be charged under extraordinary circumstances:

----------------------------------------------------------------------------------------------------------------
E1399     E1399        4551       LABOR/SERVICE/SHIPPING CHARGES                  *                       *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2731       SHIPPING AND HANDLING FEES                      *                       *
----------------------------------------------------------------------------------------------------------------

The following may be charged if over and above routine on rental equipment:

----------------------------------------------------------------------------------------------------------------
E1350     E1350        2382       REPAIR OR NON-ROUTINE (E1350)                   *                       *
                                  SERVICE REQUIRING SKILL OF A
                                  TECH
----------------------------------------------------------------------------------------------------------------
E1340     E1340        2554       W/C REPAIRS - STANDARD (E1340)                  *                       *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399     E1399        4552       MISCELLANEOUS SUPPLIES                          *                       *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2589       REPAIR (E1399), RESPIRATORY                     *                       *
                                  EQUIPMENT
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4561       RESPIRATORY SUPPLIES (A4618)                    *                       *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4549       TENS/APNEA SUPPLIES                             *                       *
----------------------------------------------------------------------------------------------------------------

NOTES:
*
*

*
*
*
*

DME/HOME RESPIRATORY RATES:

RATES EFFECTIVE APRIL 1, 2004 - DECEMBER 31, 2004

 HCPCS     CHC       GENTIVA
 CODE      CODE        CODE                 DESCRIPTION              PURCHASE PRICE   RENTAL PRICE   DAILY PRICE
----------------------------------------------------------------------------------------------------------------
A4660     DM590        2520       MONITOR, BLOOD PRESSURE (A4660)                 *
                                  W/STETH & CUFF
----------------------------------------------------------------------------------------------------------------
A4670     DM590        2518       MONITOR, BLOOD PRESSURE (A4670),                *
                                  AUTOMATIC
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7552       BREEZE (A9900) CPAP/BIPAP MASK                  *
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7553       FULL FACE (A9900) MIRAGE                        *
                                  CPAP/BIPAP MASK
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7554       GEL/SILICON (A9900) CPAP/BIPAP                  *
                                  MASK INCL GLD
                                  SEAL,PHANTM,MONARCH
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7556       SPECIALTY (A9900) CPAP/BIPAP                    *
                                  MASK (PROFILE OR SIMPICITY)
----------------------------------------------------------------------------------------------------------------
B9002     HI531        2570       PUMP, ENTERAL (B9002)                           *              *
----------------------------------------------------------------------------------------------------------------
B9998     DM590        6828       ENTERAL SUPPLIES (B9998)                                                     *
----------------------------------------------------------------------------------------------------------------
DM590     DM570        7551       BACK-PACK (E1399), FOR                          *
                                  PORTABLE ENTERAL PUMP
----------------------------------------------------------------------------------------------------------------
A4615     DM590        2522       CANNULA, NASAL                                  *
----------------------------------------------------------------------------------------------------------------
B9002     DM590        7509       ENTERAL PUMP, PORTABLE (B9002)                  *              *
----------------------------------------------------------------------------------------------------------------
A7034     DM590        7508       MASK, CPAP GEL OR SILICONE                      *
                                  (K0183)
----------------------------------------------------------------------------------------------------------------
E0100     E0100        2020       CANE (E0100), ADJ OR FIX, W/ TIP                *
----------------------------------------------------------------------------------------------------------------
E0105     E0105        2021       CANE, QUAD (E0105) OR THREE                     *
                                  PRONG, ADJ OR FIX, W/ TIPS
----------------------------------------------------------------------------------------------------------------
E0110     E0110        2028       CRUTCHES, FOREARM (E0110), ADJ                  *
                                  OR FIX, PAIR, W/ TIPS, GRIPS
----------------------------------------------------------------------------------------------------------------
E0111     E0111        2023       CRUTCH FOREARM (E0111), ADJ OR                  *
                                  FIX, EACH, W/ TIP AND GRIPS
----------------------------------------------------------------------------------------------------------------
E0112     E0112        2027       CRUTCHES UNDERARM, WOOD                         *
                                  (E0112), ADJ OR FIX, PAIR,
                                  COMPLETE
----------------------------------------------------------------------------------------------------------------
E0113     E0113        2025       CRUTCH UNDERARM, WOOD (E0113),                  *
                                  ADJ OR FIX, EACH, COMPLETE
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0114     E0114        2026       CRUTCHES UNDERARM, ALUM                         *
                                  (E0114), ADJ OR FIX, PAIR,
                                  COMPLETE
----------------------------------------------------------------------------------------------------------------
E0116     E0116        2024       CRUTCH UNDERARM, ALUM (E0116),                  *
                                  ADJ OR FIX, EACH, COMPLETE
----------------------------------------------------------------------------------------------------------------
E0130     E0130        2037       WALKER, RIGID (E0130)                           *
                                  (PICKUP), ADJ OR FIX HEIGHT
----------------------------------------------------------------------------------------------------------------
E0135     E0135        2036       WALKER, FOLDING (E0135)                         *
                                  (PICKUP), ADJ OR FIX HEIGHT
----------------------------------------------------------------------------------------------------------------
E0141     E0141        2040       WALKER, WHEELED (E0141), W/OUT                  *
                                  SEAT
----------------------------------------------------------------------------------------------------------------
E0142     DM570        2034       RIGID WALKER (E0142), WHEELED,                  *
                                  W/ SEAT,
----------------------------------------------------------------------------------------------------------------
E0143     E0143        2029       WALKER FOLDING, WHEELED                         *
                                  (E0143), W/OUT SEAT
----------------------------------------------------------------------------------------------------------------
E0145     DM570        2039       WALKER (E0145), WHEELED, W/                     *
                                  SEAT AND CRUTCH ATTACHMENTS
----------------------------------------------------------------------------------------------------------------
E0146     DM570        2038       WALKER, WHEELED, W/ SEAT (E0146)                *
----------------------------------------------------------------------------------------------------------------
E0147     E0147        2030       WALKER HVY DUT (E0147), MULT                    *
                                  BRAKING SYS, VAR WHEEL
                                  RESISTANCE
----------------------------------------------------------------------------------------------------------------
E0153     E0153        2032       CRUTCH PLATFORM ATTACHMENT                      *
                                  (E0153), FOREARM EA
----------------------------------------------------------------------------------------------------------------
E0154     E0154        2033       WALKER PLATFORM ATTACHMENT                      *
                                  (E0154), EA
----------------------------------------------------------------------------------------------------------------
E0155     E0155        2041       WALKER WHEEL ATTACHMENT                         *
                                  (E0155), RIGID (PICKUP) WALKER
----------------------------------------------------------------------------------------------------------------
E0156     DM570        2035       WALKER SEAT ATTACHMENT (E0156)                  *
----------------------------------------------------------------------------------------------------------------
E0157     E0157        2022       WALKER, CRUTCH ATTACHMENT                       *
                                  (E0157), EACH
----------------------------------------------------------------------------------------------------------------
E0158     E0158        2031       WALKER LEG EXTENSIONS (E0158)                   *
----------------------------------------------------------------------------------------------------------------
E0163     E0163        2047       COMMODE CHAIR, STATIONARY                       *
                                  (E0163), W/ FIX ARMS
----------------------------------------------------------------------------------------------------------------
E0164     E0164        2045       COMMODE CHAIR, MOBILE                           *
                                  (E0164), W/ FIX ARMS
----------------------------------------------------------------------------------------------------------------
E0165     E0165        2046       COMMODE CHAIR (E0165),                          *
                                  STATIONARY, W/ DETACH ARMS
----------------------------------------------------------------------------------------------------------------
E0165     E0165        2591       COMMODE, XXWIDE(E0165)                          *
----------------------------------------------------------------------------------------------------------------
E0166     E0166        2044       COMMODE CHAIR (E0166), MOBILE,                  *
                                  W/ DETACH ARMS
----------------------------------------------------------------------------------------------------------------
E0167     E0167        2051       COMMODE CHAIR, PAIL OR PAN                      *
                                  (E0167)
----------------------------------------------------------------------------------------------------------------
E0176     E0176        2142       CUSHION (E0176) OR AIR PRESSURE                 *
                                  PAD, NON-POSITIONING
----------------------------------------------------------------------------------------------------------------
E0176     E0176        2394       REPLACEMENT PAD (E0176)                         *
                                  ALTERNATING PRESS
----------------------------------------------------------------------------------------------------------------
E0177     E0177        2224       CUSHION OR WATER PRESS PAD                      *
                                  (E0177), NONPOSITIONING
----------------------------------------------------------------------------------------------------------------
E0178     E0178        2160       CUSHION OR GEL PRESS PAD                        *
                                  (E0178), NONPOSITIONING
----------------------------------------------------------------------------------------------------------------
E0179     E0179        2154       CUSHION (E0179) OR DRY PRESSURE                 *
                                  PAD, NONPOSTIONING
----------------------------------------------------------------------------------------------------------------
E0180     E0180        2196       PUMP (E0180), ALTERNATING                       *              *
                                  PRESSURES W/PAD
----------------------------------------------------------------------------------------------------------------
E0181     E0181        2197       PUMP (E0181), ALTERNATING PRESS                 *              *
                                  W/PAD, HVY DUTY
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0184     E0184        2074       MATTRESS, DRY PRESSURE (E0184)                  *
----------------------------------------------------------------------------------------------------------------
E0185     E0185        2076       MATTRESS (E0185), GEL OR                        *
                                  GEL-LIKE PRESSURE PAD
----------------------------------------------------------------------------------------------------------------
E0186     E0186        2064       MATTRESS, AIR PRESSURE (E0186)                  *
----------------------------------------------------------------------------------------------------------------
E0187     E0187        2099       MATTRESS, WATER PRESSURE (E0187)                *
----------------------------------------------------------------------------------------------------------------
E0188     DM570        2217       PAD, SYNTHETIC SHEEPSKIN (A9900)                *
----------------------------------------------------------------------------------------------------------------
E0189     DM570        2177       PAD, LAMBSWOOL SHEEPSKIN                        *
                                  (E0189), ANY SIZE
----------------------------------------------------------------------------------------------------------------
E0192     E0192        2573       CUSHION, JAY FOR W/C (E0192)                    *              *
----------------------------------------------------------------------------------------------------------------
E0192     E0192        2572       CUSHION, ROHO FOR W/C (E0192)                   *              *
----------------------------------------------------------------------------------------------------------------
E0192     E0192        2178       W/C PAD (E0192), LOW PRESS AND                  *              *
                                  POSITIONING EQUALIZATION
----------------------------------------------------------------------------------------------------------------
E0193     E0193        2098       MATTRESS, LOW AIR LOSS (E0193),                 *              *             *
                                  INCL. BED
----------------------------------------------------------------------------------------------------------------
E0194     DM570        2063       AIR FLUIDIZED BED (E0194)                                      *             *
----------------------------------------------------------------------------------------------------------------
E0270     E1399        6887       HOSPITAL BED INSTITUTIONAL                                     *             *
----------------------------------------------------------------------------------------------------------------
E0196     E0196        2077       MATTRESS, GEL PRESSURE (E0196)                  *
----------------------------------------------------------------------------------------------------------------
E0197     E0197        2065       MATTRESS, AIR PRESSURE PAD                      *
                                  (E0197)
----------------------------------------------------------------------------------------------------------------
E0198     E0198        2100       MATTRESS (E0198), WATER                         *
                                  PRESSURE PAD
----------------------------------------------------------------------------------------------------------------
E0199     E0199        2075       MATTRESS, DRY PRESSURE PAD                      *
                                  (E0199)
----------------------------------------------------------------------------------------------------------------
E0200     E0200        2228       HEAT LAMP (E0200), W/OUT                        *
                                  STAND, INCL/BULB, OR INFRARED
                                  ELEMENT
----------------------------------------------------------------------------------------------------------------
E0202     E0202        2229       PHOTOTHERAPY (BILIRUBIN)                                                     *
                                  (E0202), LIGHT WIT
----------------------------------------------------------------------------------------------------------------
E0202     E0202        2524       PHOTOTHERAPY, BILI BLANKET                                                   *
                                  (E0202)
----------------------------------------------------------------------------------------------------------------
E0205     E0205        2227       HEAT LAMP (E0205), WITH STAND,                  *
                                  INCL/ BULB, OR INFRARED ELEMENT
----------------------------------------------------------------------------------------------------------------
E0210     DM570        2156       HEATING PAD, STANDARD (E0210)                   *
----------------------------------------------------------------------------------------------------------------
E0215     DM570        2155       HEATING PAD (E0215), ELECTRIC,                  *
                                  MOIST
----------------------------------------------------------------------------------------------------------------
E0218     DM570        2560       COLD THERAPY UNIT (E0218)                       *              *             *
----------------------------------------------------------------------------------------------------------------
E0235     DM570        2187       PARAFFIN BATH UNIT, PORT (E0235)                *
----------------------------------------------------------------------------------------------------------------
E0236     DM570        2199       PUMP (E0236) FOR WATER                          *
                                  CIRCULATING PAD
----------------------------------------------------------------------------------------------------------------
E0237     DM570        2223       HEAT COLD WATER (E0237)                         *
                                  CIRCULATING PAD W/PUMP
----------------------------------------------------------------------------------------------------------------
E0238     DM570        2179       HEATING PAD (E0238), MOIST,                     *
                                  NON-ELECTRIC
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2867       BATH TUB RAIL (E0241), WALL,                    *
                                  L-SHAPE
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2862       BATH TUB RAIL, WALL, 12" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2863       BATH TUB RAIL, WALL, 16" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2864       BATH TUB RAIL, WALL, 18" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2865       BATH TUB RAIL, WALL, 24" (E0241)                *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0241     DM570        2866       BATH TUB RAIL, WALL, 36" (E0241)                *
----------------------------------------------------------------------------------------------------------------
E0241     DM570        2043       BATH TUB RAIL, WALL,                            *
                                  UNSPECIFIED SIZE
----------------------------------------------------------------------------------------------------------------
E0242     DM570        2042       BATH TUB RAIL, FLOOR BASE                       *
                                  (E0242)
----------------------------------------------------------------------------------------------------------------
E0243     DM570        2056       TOILET RAIL, EACH (E0243)                       *
----------------------------------------------------------------------------------------------------------------
E0244     E0244        2587       TOILET SEAT (E0244) RAISED WITH                 *
                                  ARMS
----------------------------------------------------------------------------------------------------------------
E0244     E0244        2052       TOILET SEAT, RAISED (E0244)                     *
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2575       BATH BENCH WITH BACK (E0245)                    *
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2058       BATH TUB STOOL OR BENCH (E0245)                 *
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2578       TRANSFER BENCH, NON-PADDED                      *
                                  (E0245)
----------------------------------------------------------------------------------------------------------------
E0245     DM570        2577       TRANSFER BENCH, PADDED (E0245)                  *
----------------------------------------------------------------------------------------------------------------
E0246     DM570        2057       TRANSFER TUB RAIL(E0246),                       *
                                  ATTACHMENT
----------------------------------------------------------------------------------------------------------------
E0249     DM570        2186       HEAT UNIT (E0249), WATER                        *
                                  CIRCULATING PAD
----------------------------------------------------------------------------------------------------------------
E0255     E0255        2090       HOSP BED (E0255), VAR HEIGHT,                   *              *
                                  HI-LO, W/ SIDE RAILS, W/
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0256     E0256        2091       HOSP BED (E0256), VAR HEIGHT,                   *              *
                                  HI-LO, W/ SIDE RAILS, W/O
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0260     E0260        2083       HOSP BED (E0260), SEMI-ELEC, W/                 *              *
                                  SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0261     E0261        2084       HOSP BED (E0261), SEMI-ELEC, W/                 *              *
                                  SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0265     E0265        2086       HOSP BED (E0265), TOTAL ELEC,                   *              *
                                  W/ SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0266     E0266        2087       HOSP BED (E0266), TOTAL ELEC,                   *              *
                                  W/ SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0271     E0271        2096       MATTRESS, INNERSPRING (E0271)                   *
----------------------------------------------------------------------------------------------------------------
E0272     E0272        2095       MATTRESS, FOAM RUBBER (E0272)                   *
----------------------------------------------------------------------------------------------------------------
E0273     DM570        2068       BED BOARD (E1399)                               *
----------------------------------------------------------------------------------------------------------------
E0274     DM570        2097       OVER-BED TABLE (E0274)                          *
----------------------------------------------------------------------------------------------------------------
E0275     E0275        2071       BED PAN, STANDARD (E0275),                      *
                                  METAL OR PLASTIC
----------------------------------------------------------------------------------------------------------------
E0276     E0276        2070       BED PAN, FRACTURE (E0276),                      *
                                  METAL OR PLASTIC
----------------------------------------------------------------------------------------------------------------
E0277     E0277        2066       MATTRESS (E0277), LOW AIR LOSS,                 *              *             *
                                  ALT PRESSURE
----------------------------------------------------------------------------------------------------------------
E0280     DM570        2069       BED CRADLE, ANY TYPE (E1399)                    *
----------------------------------------------------------------------------------------------------------------
E0292     E0292        2092       HOSP BED (E0292), VAR HEIGHT,                   *              *
                                  HI-LO, W/OUT S/ RAILS, W/
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0293     E0293        2093       HOSP BED (E0293), VAR HEIGHT,                   *              *
                                  HI-LO, NO SIDE RAILS, NO
                                  MATTRESS
----------------------------------------------------------------------------------------------------------------
E0294     E0294        2085       HOSP BED (E0294), SEMI-ELEC,                    *              *
                                  W/OUT SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0295     E0295        2094       HOSP BED (E0295), SEMI-ELEC,                    *              *
                                  W/OUT SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0296     E0296        2089       HOSP BED (E0296), TOTAL ELEC,                   *              *
                                  W/OUT SIDE RAILS, W/OUT MATTRESS
----------------------------------------------------------------------------------------------------------------
E0297     E0297        2088       HOSP BED (E0297), TOTAL ELEC,                   *              *
                                  W/OUT SIDE RAILS, W/ MATTRESS
----------------------------------------------------------------------------------------------------------------
E0305     E0305        2073       BED SIDE RAILS (E0305), HALF                    *              *             *
                                  LENGTH
----------------------------------------------------------------------------------------------------------------
E0310     E0310        2072       BED SIDE RAILS (E0310), FULL                    *              *             *
                                  LENGTH
----------------------------------------------------------------------------------------------------------------
E0315     DM570        2067       BED ACCESSORIES: BOARDS OR                                     *             *
                                  TABLES, ANY TYPE
----------------------------------------------------------------------------------------------------------------
E0325     E0325        2060       URINAL; MALE (E0325), JUG-TYPE,                 *              *             *
                                  ANY MATERIAL
----------------------------------------------------------------------------------------------------------------
E0326     E0326        2059       URINAL; FEMALE (E0326),                         *              *             *
                                  JUG-TYPE, ANY MATERIAL
----------------------------------------------------------------------------------------------------------------
E0372     E0372        7008       MATTRESS (E0372) POWERED AIR                    *              *             *
                                  OVERLAY
----------------------------------------------------------------------------------------------------------------
E0410     E0444        2369       O2 CONTENTS, LIQUID (E0444),                    *
                                  PER POUND
----------------------------------------------------------------------------------------------------------------
E0416     E0443        2371       O2 REFILL FOR PORT (E0443) GAS                  *
                                  SYSTEM ONLY, UP TO 23 CUBIC FEET
----------------------------------------------------------------------------------------------------------------
E0424     E0424        2385       O2 SYS STATIONARY (E0424) COMPR                 *              *
                                  GAS, RENT
----------------------------------------------------------------------------------------------------------------
E0430     E0430        2374       O2 SYS PORT GAS, PURCH (E0430)                  *              *
----------------------------------------------------------------------------------------------------------------
E0431     E0431        2574       O2 SYS PORT GAS, LIGHTWEIGHT                    *              *
                                  (E0431) W/CONSERV DEVICE,NO
                                  CONTENT
----------------------------------------------------------------------------------------------------------------
E0431     E0431        2375       O2 SYS PORT GAS, RENT (E0431)                   *              *
----------------------------------------------------------------------------------------------------------------
E0434     E0434        2377       O2 SYS PORT LIQUID,RENT (E0434)                 *              *
----------------------------------------------------------------------------------------------------------------
E0435     E0435        2376       O2 SYS PORT LIQUID, PURCH                       *              *
                                  (E0435)
----------------------------------------------------------------------------------------------------------------
E0439     E0439        2388       O2 SYS STATIONARY (E0439)                                      *
                                  LIQUID, RENT
----------------------------------------------------------------------------------------------------------------
E0440     E0440        2387       O2 SYS STATIONARY (E0440)                       *              *
                                  LIQUID, PURCH
----------------------------------------------------------------------------------------------------------------
E0443     E0400        2869       O2 CONTENTS, H/K CYLINDER                       *              *
                                  (E0400), 200-300 CUBIC FT
----------------------------------------------------------------------------------------------------------------
E0444     E0444        2379       O2 CONTENTS, PORT LIQUID                        *              *
                                  (E0444), PER UNIT (1 UNIT = 1
                                  LB.)
----------------------------------------------------------------------------------------------------------------
E0450     E0450        7555       POSITIVE PRESSURE VENTS                                        *
                                  (E0450)(E.G. T-BIRD)
----------------------------------------------------------------------------------------------------------------
E0450     E0450        7926       POSITIVE PRESSURE VENTS,                                       *             *
                                  EMERGENCY BACKUP (E.G. T-BIRD)
                                  (E0450)
----------------------------------------------------------------------------------------------------------------
E0450     E0450        2392       VENTILATOR VOLUME (E0450),                      *              *
                                  STATIONARY OR PORT
----------------------------------------------------------------------------------------------------------------
E0450     E0450        7522       VENTILATOR, VOLUME, (E0450)                     *              *
                                  EMERGENCY BACKUP UNIT
----------------------------------------------------------------------------------------------------------------
E0452     E0452        2332       BILEVEL INTERMITTENT (E0452)                    *              *
                                  ASSIST DEVICE,(BIPAP)
----------------------------------------------------------------------------------------------------------------
E0453     E0453        2390       VENTILATOR THERAPEUTIC (E0453);                 *              *
                                  FOR USE 12 HOURS OR LESS PER DAY
----------------------------------------------------------------------------------------------------------------
E0455     E0455        2372       O2 TENT (E0455), EXCLUDING                      *              *
                                  CROUP OR PEDIATRIC TENTS
----------------------------------------------------------------------------------------------------------------
E0457     E0457        2323       CHEST SHELL (CUIRASS) (E0457)                   *              *
----------------------------------------------------------------------------------------------------------------
E0459     E0459        2324       CHEST WRAP (E0459)                              *              *
----------------------------------------------------------------------------------------------------------------
E0460     E0460        2339       VENTILATOR (E0460), NEGATIVE                    *              *
                                  PRESSURE, PORTABLE OR
                                  STATIONARY
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0480     DM570        2373       PERCUSSOR (E0480), ELEC OR                      *              *
                                  PNEUM, HOME MODEL
----------------------------------------------------------------------------------------------------------------
E0500     E0500        2333       IPPB, W/ BUILT-IN NEB (E0500)                   *              *
                                  MAN OR AUTO VALVES; INT/EXT
                                  POWER
----------------------------------------------------------------------------------------------------------------
E0550     E0550        2328       HUMIDIFIER (E0550) DURABLE FOR                  *              *
                                  EXTENSIV SUP/ HUMID W/ IPPB OR
                                  O2
----------------------------------------------------------------------------------------------------------------
E0555     E0555        2330       HUMIDIFIER (E0555), DURABLE,                    *              *
                                  GLASS, FOR USE W/ REG OR
                                  FLOWMETER
----------------------------------------------------------------------------------------------------------------
E0565     E0565        2325       COMPRESSOR, AIR POWER (E0565)                   *              *
----------------------------------------------------------------------------------------------------------------
E0570     E0570        2336       NEBULIZER, W/ COMPRESSOR (E0570)                *
----------------------------------------------------------------------------------------------------------------
E0575     DM570        2571       NEBULIZER (E0575), ULTRASONIC,                  *              *
                                  AC/DC
----------------------------------------------------------------------------------------------------------------
E0575     DM570        2338       NEBULIZER; ULTRASONIC (E0575)                   *              *
----------------------------------------------------------------------------------------------------------------
E0585     E0585        2337       NEBULIZER(E0585), W/ COMPRESSOR                 *              *
                                  AND HEATER
----------------------------------------------------------------------------------------------------------------
E0600     E0600        2389       SUCTION PUMP (E0600), HOME MODEL                *              *
----------------------------------------------------------------------------------------------------------------
E0600     E0600        7523       SUCTION UNIT, (E0600), PORTABLE                 *              *
                                  AC/DC
----------------------------------------------------------------------------------------------------------------
E0601     E0601        2326       CONTINUOUS POSITVE (E0601)                      *              *
                                  AIRWAY PRESSURE DEVICE (CPAP)
----------------------------------------------------------------------------------------------------------------
E0601     E0601        6965       CPAP, SELF TITRATING (E0601)                    *              *
----------------------------------------------------------------------------------------------------------------
E0605     DM570        2391       VAPORIZER, ROOM TYPE (E0605)                    *
----------------------------------------------------------------------------------------------------------------
E0606     DM570        2380       POSTURAL DRAINAGE BOARD (E0606)                 *
----------------------------------------------------------------------------------------------------------------
E0607     E0607        6874       MONITOR, B/GLUCOSE (E0607)                      *
                                  ACCUCHEK AD
----------------------------------------------------------------------------------------------------------------
E0607     E0607        2164       MONITOR, BLOOD GLUCOSE (E0607)                  *
----------------------------------------------------------------------------------------------------------------
E0618     E0608        2322       APNEA MONITOR (E0608)                           *              *
----------------------------------------------------------------------------------------------------------------
E0619     E0608        2576       APNEA MONITOR (E0608) W/MEM                     *              *
                                  (INCL SMART)
----------------------------------------------------------------------------------------------------------------
E0609     E0609        2146       MONITOR, BLOOD GLUCOSE (E0609)                  *
                                  W/SPECIAL FEATURES
----------------------------------------------------------------------------------------------------------------
E0621     E0621        2215       PATIENT LIFT (E0621), SLING OR                  *              *
                                  SEAT, CANVAS OR NYLON
----------------------------------------------------------------------------------------------------------------
E0625     DM570        2191       PATIENT LIFT (E0625), KARTOP,                                  *             *
                                  BATHROOM OR TOILET
----------------------------------------------------------------------------------------------------------------
E0627     E0627        4553       HIP CHAIR (E0627)                               *              *
----------------------------------------------------------------------------------------------------------------
E0627     DM570        2395       SEAT LIFT CHAIR/MOTORIZED                       *              *
                                  (E0627)
----------------------------------------------------------------------------------------------------------------
E0627     DM570        2205       SEAT LIFT MECH (E0627)                          *
                                  INCORPORATED INTO A COMB
                                  LIFT-CHAIR MECH
----------------------------------------------------------------------------------------------------------------
E0630     E0630        2190       PATIENT LIFT, HYDRAULIC                         *              *
                                  (E0630), W/ SEAT OR SLING
----------------------------------------------------------------------------------------------------------------
E0635     DM570        2189       PATIENT LIFT (E0635), ELEC W/                   *              *
                                  SEAT OR SLING
----------------------------------------------------------------------------------------------------------------
E0650     E0650        2192       PNEUM COMPRESSOR (E0650),                       *              *
                                  NON-SEG HOME MODEL
----------------------------------------------------------------------------------------------------------------
E0651     E0651        2194       PNEUM COMPRESSOR (E0651), SEG                   *              *
                                  HOME MODEL W/OUT CALIB GRAD PRES
----------------------------------------------------------------------------------------------------------------
E0652     E0652        2193       PNEUM COMPRESSOR (E0652), SEG                   *              *
                                  HOME MODEL W/ CALIB GRAD PRES
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0655     E0655        2182       PNEUM COMPRESSOR (E0655),                       *
                                  NON-SEG APPLIANCE, HALF ARM
----------------------------------------------------------------------------------------------------------------
E0660     E0660        2181       PNEUM COMPRESSOR (E0660),                       *
                                  NON-SEG APPLIANCE, FULL LEG
----------------------------------------------------------------------------------------------------------------
E0665     E0665        2180       PNEUM COMPRESSOR (E0665),                       *
                                  NON-SEG APPLIANCE, FULL ARM
----------------------------------------------------------------------------------------------------------------
E0666     E0666        2183       PNEUM COMPRESSOR (E0666),                       *
                                  NON-SEG APPLIANCE, HALF LEG
----------------------------------------------------------------------------------------------------------------
E0667     E0667        2210       PNEUM APPLIANCE (E0667), SEG,                   *
                                  FULL LEG
----------------------------------------------------------------------------------------------------------------
E0668     E0668        2209       PNEUM APPLIANCE (E0668), SEG,                   *
                                  FULL ARM
----------------------------------------------------------------------------------------------------------------
E0669     E0669        2212       PNEUM APPLIANCE (E0669), SEG,                   *
                                  HALF LEG
----------------------------------------------------------------------------------------------------------------
E0670     E0670        2211       PNEUM APPLIANCE (E0670), SEG,                   *
                                  HALF ARM
----------------------------------------------------------------------------------------------------------------
E0671     E0671        2207       PNEUM APPLIANCE (E0671), SEG                    *
                                  GRAD PRESS, FULL LEG
----------------------------------------------------------------------------------------------------------------
E0672     E0672        2206       PNEUM APPLIANCE (E0672), SEG                    *
                                  GRAD PRESS, FULL ARM
----------------------------------------------------------------------------------------------------------------
E0673     E0673        2208       PNEUM APPLIANCE (E0673), SEG                    *
                                  GRAD PRESS, HALF LEG
----------------------------------------------------------------------------------------------------------------
E0690     DM570        2221       ULTRAVIOLET CABINET (E0690),                    *
                                  APPROPRIATE FOR HOME USE
----------------------------------------------------------------------------------------------------------------
E0700     DM570        2204       SAFETY EQUIP (E0700) (E.G.,                     *
                                  BELT, HARNESS OR VEST)
----------------------------------------------------------------------------------------------------------------
E0710     DM570        2202       RESTRAINTS (E0710), ANY TYPE                    *
                                  (BODY, CHEST, WRIST OR ANKLE)
----------------------------------------------------------------------------------------------------------------
E0720     E0720        2219       TENS (E0720), TWO LEAD,                         *              *
                                  LOCALIZED STIMULATION
----------------------------------------------------------------------------------------------------------------
E0730     E0730        2218       TENS (E0730), FOUR LEAD, LARGER                 *              *
                                  AREA/MULTIPLE NERVE STIMULATION
----------------------------------------------------------------------------------------------------------------
E0731     E0731        2159       TENS OR NMES (E0731),                           *              *
                                  CONDUCTIVE GARMENT
----------------------------------------------------------------------------------------------------------------
E0744     E0744        2120       STIMULATOR (E0744),                             *              *
                                  NEUROMUSCULAR FOR SCOLIOSIS
----------------------------------------------------------------------------------------------------------------
E0745     E0745        2120       STIMULATOR (E0745),                             *              *
                                  NEUROMUSCULAR, ELECTRONIC SHOCK
                                  UNIT
----------------------------------------------------------------------------------------------------------------
E0745     E0745        6915       STIMULATOR FOUR CH (E0745),                     *              *
                                  NEUROMUSCULAR
----------------------------------------------------------------------------------------------------------------
E0746     DM570        2109       ELECTROMYOGRAPHY (EMG) (E0746),                 *              *
                                  BIOFEEDBACK DEVICE
----------------------------------------------------------------------------------------------------------------
E0747     DM570        2122       STIMULATOR (E0747), OSTEOGENIC,                 *
                                  NON-INVASIVE
----------------------------------------------------------------------------------------------------------------
E0748     DM570        2124       STIMULATOR (E0748), OSTEOGENIC                  *
                                  NON-INVASIVE, SPINAL
                                  APPLICATIONS
----------------------------------------------------------------------------------------------------------------
E0755     DM570        2157       STIMULATOR (E0755), ELECTRONIC                  *
                                  SALIVARY REFLEX, NON INVASIVE
----------------------------------------------------------------------------------------------------------------
E0776     E0776        2175       IV POLE (E0776)                                 *              *
----------------------------------------------------------------------------------------------------------------
E0784     E0784        2158       PUMP (E0784), EXT AMBULATORY                    *
                                  INFUSION, MINIMED, INSULIN
----------------------------------------------------------------------------------------------------------------
E0784     E0784        7925       PUMP, EXT INFUSION, NON - DANA                  *
                                  PREMIUM, INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
E0784     E0784        6771       PUMP (E0784), INSULIN EXT                       *
                                  INFUSION DISETRONICS OR OTHER
----------------------------------------------------------------------------------------------------------------
E0840     E0840        2133       TRACTION FRAME (E0840), ATTACH                  *
                                  TO HEADBOARD, CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0850     E0850        2134       TRACTION STAND (E0850), FREE                    *              *
                                  STANDING, CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0855     E0855        7484       TRACTION (E0855), W/O FRAME OR                  *              *
                                  STAND
----------------------------------------------------------------------------------------------------------------
E0860     E0860        2130       TRACTION EQUIP (E0860),                         *              *
                                  OVERDOOR, CERVICAL
----------------------------------------------------------------------------------------------------------------
E0870     E0870        2131       TRACTION FRAME (E0870), ATTACH                  *              *
                                  TO FOOTBOARD, EXTREMITY, BUCKS
----------------------------------------------------------------------------------------------------------------
E0880     E0880        2135       TRACTION STAND (E0880)                          *              *
                                  FREE/STAND EXTREMITY TRACTION,
                                  EG, BUCK'S
----------------------------------------------------------------------------------------------------------------
E0890     E0890        2132       TRACTION FRAME (E0890), ATTACH                  *              *
                                  TO FOOTBOARD, PELVIC TRACTION
----------------------------------------------------------------------------------------------------------------
E0900     E0900        2136       TRACTION STAND (E0900) FREE/                    *              *
                                  STAND PELVIC TRACTION,( EG,
                                  BUCK'S)
----------------------------------------------------------------------------------------------------------------
E0910     E0910        2138       TRAPEZE BARS (E0910), A/K/A PT                  *              *
                                  HELPER, ATTACH TO BED W/ GRAB
                                  BAR
----------------------------------------------------------------------------------------------------------------
E0920     E0920        2111       FRACTURE FRAME (E0920), ATTACH                  *              *
                                  TO BED, INCLUDING WEIGHTS
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2125       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2859       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, ANKLE
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2860       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, ELBOW
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2857       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, HAND
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2858       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, SHOULDER
----------------------------------------------------------------------------------------------------------------
E0935     E0935        2861       PASSIVE MOTION (E0935) EXERCISE                                              *
                                  DEVICE, WRIST
----------------------------------------------------------------------------------------------------------------
E0940     E0940        2137       TRAPEZE BAR (E0940), FREE                       *              *
                                  STANDING, COMPLETE W/ GRAB BAR
----------------------------------------------------------------------------------------------------------------
E0941     E0941        2116       TRACTION DEVICE (E0941),                        *              *
                                  GRAVITY ASSISTED
----------------------------------------------------------------------------------------------------------------
E0942     E0942        2101       HARNESS/HALTER (E0942),                         *              *
                                  CERVICAL HEAD
----------------------------------------------------------------------------------------------------------------
E0944     E0944        2126       HARNESS (E0944), PELVIC BELT,                   *              *
                                  BOOT
----------------------------------------------------------------------------------------------------------------
E0945     DM570        2110       HARNESS (E0945), EXTREMITY BELT                 *              *
----------------------------------------------------------------------------------------------------------------
E0946     E0946        2115       FRACTURE, FRAME (E0946), DUAL                   *              *
                                  W/ CROSS BARS, ATTACH TO BED
----------------------------------------------------------------------------------------------------------------
E0947     E0947        2113       FRACTURE FRAME (E0947),                         *              *
                                  ATTACHMENTS FOR COMPLEX PELVIC
                                  TRACTION
----------------------------------------------------------------------------------------------------------------
E0948     E0948        2112       FRACTURE FRAME (E0948)                          *              *
                                  ATTACHMENTS FOR COMPLEX
                                  CERVICAL TRACTION
----------------------------------------------------------------------------------------------------------------
E0950     DM570        2139       TRAY (E0950)                                    *
----------------------------------------------------------------------------------------------------------------
E0958     E0958        2307       W/C PART ATTACHMENT (E0958) TO                  *
                                  CONVERT ANY W/C TO ONE ARM DRIVE
----------------------------------------------------------------------------------------------------------------
E0959     E0959        2237       W/C PART AMPUTEE ADAPTER(E0959)                 *
                                  (COMPENSATE FOR TRANS OF WEIGHT)
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E0962     E0962        2232       CUSHION FOR WC 1" (E0962)                       *
----------------------------------------------------------------------------------------------------------------
E0963     E0963        2233       CUSHION FOR WC 2" (E0963)                       *
----------------------------------------------------------------------------------------------------------------
E0964     E0964        2234       CUSHION FOR WC 3" (E0964)                       *
----------------------------------------------------------------------------------------------------------------
E0965     E0965        2235       CUSHION FOR WC 4" (E0965)                       *
----------------------------------------------------------------------------------------------------------------
E0972     DM570        2230       TRANSFER BOARD OR DEVICE (E0972)                *
----------------------------------------------------------------------------------------------------------------
E0977     E0977        2317       CUSHION, WEDGE FOR W/C (E0977)                  *
----------------------------------------------------------------------------------------------------------------
E0978     E0978        2248       BELT, SAFETY (E0978) W/                         *
                                  AIRPLANE BUCKLE, W/C
----------------------------------------------------------------------------------------------------------------
E0979     DM570        2249       BELT, SAFETY (E0979) W/ VELCRO                  *
                                  CLOSURE, W/C
----------------------------------------------------------------------------------------------------------------
E0980     DM570        2292       SAFETY VEST (E0980), W/C                        *
----------------------------------------------------------------------------------------------------------------
E1031     E1031        2291       ROLLABOUT CHAIR (E1031), W/                     *              *
                                  CASTORS 5" OR GREATER
----------------------------------------------------------------------------------------------------------------
E1050     E1050        2260       W/C FULL/REC (E1050), FIX ARMS,                 *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1060     E1060        2259       W/C FULL/REC (E1070), DETACH                    *              *
                                  ARMS, SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1065     E1065        2287       W/C POWER ATTACHMENT (E1065)                    *              *
----------------------------------------------------------------------------------------------------------------
E1066     E1066        2247       BATTERY CHARGER (E1066)                         *              *
----------------------------------------------------------------------------------------------------------------
E1069     E1069        2255       BATTERY, DEEP CYCLE (E1069)                     *              *
----------------------------------------------------------------------------------------------------------------
E1070     E1070        2258       W/C FULL/REC (E1060), DETACH                    *              *
                                  ARMS, SWING AWAY DET/ ELEV
                                  LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1083     E1083        2263       W/C HEMI (E1083), FIX ARMS,                     *              *
                                  SWING AWAY DETACH ABLE ELEV LEG
                                  REST
----------------------------------------------------------------------------------------------------------------
E1084     E1084        2262       W/C HEMI (E1084), DETACH ARMS,                  *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1085     E1085        2264       W/C HEMI (E1085), FIX ARMS,                     *              *
                                  SWING AWAY DETACH ABLE FOOT
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1086     E1086        2261       W/C HEMI (E1086), DETACH ARMS,                  *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1087     E1087        2265       W/C HI STRENGTH LT-WT (E1087),                  *              *
                                  FIX ARMS, S/AWAY ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1088     E1088        2268       W/C HI STRENGTH LT-WGT (E1088),                 *              *
                                  D/ ARMS, S/AWAY ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1089     E1089        2266       W/C HI STRENGTH LT-WGT (E1089),                 *              *
                                  FIX ARMS, S/AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1090     E1090        2267       W/C HI STRENGTH LT-WG (E1090),                  *              *
                                  DETACH ARMS, S/AWAY D/FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1091     E1091        2321       W/C YOUTH, ANY TYPE (E1091)                     *              *
----------------------------------------------------------------------------------------------------------------
E1092     E1092        2319       W/C WIDE HVY DUTY (E1092),                      *              *
                                  DETACH ARMS S/AWAY DETACH
                                  ELEVAT LEGS
----------------------------------------------------------------------------------------------------------------
E1093     E1093        2320       W/C WIDE HVY DUTY (E1093),                      *              *
                                  DETACH ARMS S/AWAY DETACH
                                  FOOTRESTS
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1100     E1100        2296       W/C SEMI-RECLINING (E1100),                     *              *
                                  SWING AWAY DETACH ELEV LEG RESTS
----------------------------------------------------------------------------------------------------------------
E1110     E1110        2295       W/C SEMI-RECLINING (E1110),                     *              *
                                  DETACH ARMS ELEV LEG REST
----------------------------------------------------------------------------------------------------------------
E1130     E1130        2303       W/C STANDARD (E1130), FIX OR                    *              *
                                  SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1140     E1140        2313       W/C (E1140), DETACH ARMS SWING                  *              *
                                  AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1150     E1150        2314       W/C (E1150), DETACH ARMS, SWING                 *              *
                                  AWAY DETACH ELEVAT LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1160     E1160        2315       W/C (E1160), W/ FIX ARMS, SWING                 *              *
                                  AWAY DETACH ELEVAT LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1160     E1160        2396       W/C (E1160), W/FIX ARMS                         *              *
                                  REMOVABLE FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1170     E1170        2241       W/C AMPUTEE (E1170), FIX ARMS,                  *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1171     E1171        2242       W/C AMPUTEE (E1171), FIX ARMS,                  *              *
                                  W/OUT FOOTRESTS OR LEGREST
----------------------------------------------------------------------------------------------------------------
E1172     E1172        2240       W/C AMPUTEE (E1172), DETACH                     *              *
                                  ARMS W/OUT FOOTRESTS OR LEGREST
----------------------------------------------------------------------------------------------------------------
E1180     E1180        2239       W/C AMPUTEE (E1180), DETACH                     *              *
                                  ARMS SWING AWAY DETACH FOOTRESTS
----------------------------------------------------------------------------------------------------------------
E1190     E1190        2238       W/C AMPUTEE (E1190), DETACH                     *              *
                                  ARMS SWING AWAY DETACH ELEV
                                  LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1195     E1195        2273       W/C HVY DUTY (E1195), FIX ARMS,                 *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1200     E1200        2243       W/C AMPUTEE (E1200), FIX FULL                   *              *
                                  LENGTH ARMS, S/AWAY D/FOOTREST
----------------------------------------------------------------------------------------------------------------
E1210     E1210        2281       W/C MOTORIZED (E1210), FIX                      *              *
                                  ARMS, S/AWAY DETACH ELEV LEG
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1211     E1211        2279       W/C MOTORIZED (E1211), DETACH                   *              *
                                  ARMS, S/AWAY DETACH FOOT RESTS
----------------------------------------------------------------------------------------------------------------
E1212     E1212        2282       W/C MOTORIZED (E1212), FIX                      *              *
                                  ARMS, SWING AWAY DETACH FOOT
                                  RESTS
----------------------------------------------------------------------------------------------------------------
E1213     E1213        2280       W/C MOTORIZED (E1213), DETACH                   *              *
                                  ARMS S/AWAY, DETACH ELEV LEG
                                  REST
----------------------------------------------------------------------------------------------------------------
E1220     E1220        2551       W/C CUSTOM (E1220)                              *
----------------------------------------------------------------------------------------------------------------
E1220     E1220        2579       W/C XXWIDE (E1220)                                                           *
----------------------------------------------------------------------------------------------------------------
E1230     E1230        2288       SCOOTER (E1230), THREE OR 4                     *              *             *
                                  WHEEL
----------------------------------------------------------------------------------------------------------------
E1240     E1240        2276       W/C LT-WGT (E1240), DETACH ARMS                 *              *
                                  SWING AWAY DETACH, ELEV LEGREST
----------------------------------------------------------------------------------------------------------------
E1250     E1250        2278       W/C LT-WGT (E1250), FIX ARMS,                   *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1260     E1260        2275       W/C LT-WGT (E1260), DETACH ARMS                 *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------

E1270     E1270        2277       W/C LT-WGT (E1270), FIX ARMS,                   *              *
                                  SWING AWAY DETACH ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1280     E1280        2270       W/C HVY DUTY (E1280), DETACH                    *              *
                                  ARMS ELEV LEGRESTS
----------------------------------------------------------------------------------------------------------------
E1285     E1285        2274       W/C HVY DUTY (E1285), FIX ARMS,                 *              *
                                  SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1290     E1290        2271       W/C HVY DUTY (E1290), DETACH                    *              *
                                  ARMS SWING AWAY DETACH FOOTREST
----------------------------------------------------------------------------------------------------------------
E1295     E1295        2272       W/C HVY DUTY (E1295), FIX ARMS,                 *              *
                                  ELEV LEGREST
----------------------------------------------------------------------------------------------------------------
E1300     DM570        2062       WHIRLPOOL (E1300), PORT                         *
                                  (OVERTUB TYPE)
----------------------------------------------------------------------------------------------------------------
E1310     DM570        2061       WHIRLPOOL (E1399), NON-PORT                                    *
                                  (BUILT-IN TYPE)
----------------------------------------------------------------------------------------------------------------
E1353     E1353        2381       O2 REGULATOR (E1353)                            *              *
----------------------------------------------------------------------------------------------------------------
E1355     E1355        2384       CYLINDER STAND/RACK (E1355)                     *              *
----------------------------------------------------------------------------------------------------------------
E1372     E1372        2331       IMMERSION EXT HEATER (E1372)                    *              *
                                  FOR NEBULIZER
----------------------------------------------------------------------------------------------------------------
E1375     E1375        2334       NEBULIZER PORT (E1375) W/ SMALL                 *              *
                                  COMPRESSOR, W/ LIMITED FLOW
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2568       ADAPTER (A9900), AC/DC                          *              *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2586       APNEA MONITOR DOWNLOAD (E1399)                  *              *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2552       BATH LIFT (E1399), CUSTOM                                      *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2563       BED WEDGE (E1399), 12"                          *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2856       BEDROOM EQUIPMENT (E1399),                                     *             *
                                  CUSTOM
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2525       BREAST PUMP, ELECTRIC (E1399)                   *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2581       BREAST PUMP, INSTITUTIONAL                      *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2580       BREAST PUMP, MANUAL (E1399)                     *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2593       COLD THERAPY UNIT, PAD (E1399)                  *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2565       COMMODE (E1399), DROP ARM,                      *
                                  HEAVY DUTY
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2582       COMPRESSION PUMP BOOT (E1399)                   *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2583       COMPRESSION PUMP, FOOT (E1399)                  *              *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        2569       CPAP HUMIDIFIER (A9900), HEATED                 *              *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        2635       CPAP/BIPAP SUPPLIES (A9900)                                    *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2327       DURABLE MEDICAL EQUIP (E1399),                                 *             *
                                  MISCELLANEOUS
----------------------------------------------------------------------------------------------------------------
E1399     E1220        2584       GERI CHAIR (E1399), THREE                                      *
                                  POSITION RECLINING
----------------------------------------------------------------------------------------------------------------
E1399     DM570        6780       HOLTER MONITOR (G0004)                                         *
----------------------------------------------------------------------------------------------------------------
E1399     E0265        2590       HOSP BED (E1399), ELECTRIC,                     *              *
                                  XLONG, W/MATTRESS & SIDE RAILS
----------------------------------------------------------------------------------------------------------------
E1399     E0200        2868       LAMP, ULTRAVIOLET (E1399)                       *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2588       MONITOR (E1399), VITAL SIGNS                    *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2529       O2 ANALYZER (A9900)                             *              *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399     A9900        2594       O2 CONSERVATION DEVICE (A9900)                  *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        6775       OXIMETRY TEST (E1399)                                          *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2555       PATIENT LIFT, CUSTOM (E1399)                                   *             *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2561       PEAK FLOW METER (E1399)                         *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4559       PEDIATRIC WALKER (E1399)                        *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2567       PNEUMOGRAM (E1399)                              *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2553       POSITIONING, CUSTOM (E1399)                                    *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2526       PULSE OXIMETER (E1399)                          *              *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2527       PULSE OXIMETER W/ PROBE (E1399)                 *              *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2562       SHOWER, HAND HELD (E1399)                       *
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2592       SLEEP STUDY, ADULT (E1399)                      *
----------------------------------------------------------------------------------------------------------------
E1399     DM590        7483       STIMULATOR (E1399), MUSCLE, LOW                 *              *
                                  VOLTAGE OR INTERFERENTIAL
----------------------------------------------------------------------------------------------------------------
E1399     DM570        2855       THERAPY EQUIPMENT, CUSTOM                       *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
E1399     DM570        6774       THERAPY PERCUSSION, GENERATOR                   *              *
                                  ONLY
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7506       W/C, CUSTOM (E1399) MANUAL ADULT                               *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7504       W/C, CUSTOM (E1399) MANUAL                                     *             *
                                  PEDIATRIC
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7507       W/C, CUSTOM (E1399) POWER ADULT                                *             *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7505       W/C, CUSTOM (E1399) POWER                                      *             *
                                  PEDIATRIC
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2564       WALKER (E1399), HEAVY DUTY,                     *
                                  EXTRA WIDE
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2585       WALKER (E1399), HEMI                            *
----------------------------------------------------------------------------------------------------------------
K0538     DM570        6873       WOUND SUCTION DEVICE (K0538)                                                 *
----------------------------------------------------------------------------------------------------------------
K0539     DM570        7914       DRESSING SET, FOR WOUND SUCTION                 *
                                  DEVICE (K0539)
----------------------------------------------------------------------------------------------------------------
K0540     DM570        7915       CANISTER SET, FOR WOUND SUCTION                 *
                                  DEVICE (K0540)
----------------------------------------------------------------------------------------------------------------
E1400     E1390        2361       O2 CONC (E1390),MANUF SPEC                      *              *
                                  MAXFLOWRATE = 2 LTS PER MIN@85%
----------------------------------------------------------------------------------------------------------------
G0015     DM570        6779       CARDIAC EVENT MONITOR (G0015)                                  *
----------------------------------------------------------------------------------------------------------------
K0163     DM590        3713       ERECTION SYSTEM, VACUUM (K0163)                 *
----------------------------------------------------------------------------------------------------------------
K0183     DM590        2516       CPAP MASK (K0183)                               *
----------------------------------------------------------------------------------------------------------------
K0184     DM590        2515       NASAL PILLOWS/SEALS (K0184)                     *
                                  REPLACEMENT FOR NASAL APP/ DVC,
                                  PAIR
----------------------------------------------------------------------------------------------------------------
K0185     DM590        2514       CPAP HEADGEAR (K0185)                           *
----------------------------------------------------------------------------------------------------------------
K0186     DM590        2513       CPAP CHIN STRAP (K0186)                         *
----------------------------------------------------------------------------------------------------------------
K0187     DM590        2512       CPAP TUBING (K0187)                             *
----------------------------------------------------------------------------------------------------------------
K0188     DM590        2511       CPAP FILTER (A9900), DISPOSABLE                 *
----------------------------------------------------------------------------------------------------------------
K0189     DM590        2510       CPAP FILTER (A9900),                            *
                                  NON-DISPOSABLE
----------------------------------------------------------------------------------------------------------------
K0268     DM590        2509       CPAP HUMIDIFIER (K0268), COOL                   *
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
K0413     DM590        6889       MATTRESS (K0413), NONPOWERED,                                  *             *
                                  EQUIVALENT
----------------------------------------------------------------------------------------------------------------
E1399     E1399        7673       MATTRESS (E1399) V-CUE DYNAMIC                                 *             *
                                  AIR THERAPY
----------------------------------------------------------------------------------------------------------------
A4608     A9900        7621       CATHETER TRACH (A4608) 11CM 1                   *
                                  SCOOP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7664       COFFLATOR (E1399CF) MANUAL                                     *
                                  SECRETION MOBIL DEVICE
----------------------------------------------------------------------------------------------------------------
E0168B    A9900        7643       COMMODE (E0168B) HVY DUTY                       *
                                  BEDSIDE CHAIR 251-450 LBS.
----------------------------------------------------------------------------------------------------------------
E0168C    A9900        7644       COMMODE (E0168C) HVY DUTY DROP                  *
                                  ARM 451-850 LBS.
----------------------------------------------------------------------------------------------------------------
A6234     HH591        7626       DRESSING <16 SQ IN (A6234)                      *
                                  HYDROCOLLOID DRESSING, EA
----------------------------------------------------------------------------------------------------------------
A6258     HH591        7627       DRESSING >16 SQ IN (A6258)                      *
                                  TRANSPAREN FILM, EA
----------------------------------------------------------------------------------------------------------------
A46203    HH591        7625       DRESSING COMPOSITE <16 SQ IN                    *
                                  (A46203) SELF ADH, EA
----------------------------------------------------------------------------------------------------------------
B9998B    DM590        7655       ENT (B9998B) EXT SET Y SITE                     *
                                  F/KANGAROO PUMP
----------------------------------------------------------------------------------------------------------------
B9998C    DM590        7656       ENT (B9998C) EXT SET W/ CLAMP                   *
                                  BASIC
----------------------------------------------------------------------------------------------------------------
B9998D    DM590        7657       ENT (B9998D) FARRELL GASTRIC                    *
                                  RELIEF VLV
----------------------------------------------------------------------------------------------------------------
B9998E    DM590        7658       ENT (B9998E) GASTRO EXT SET                     *
----------------------------------------------------------------------------------------------------------------
B9998F    DM590        7659       ENT (B9998F) GASTRO TUBE ANY                    *
                                  SIZE MIC-KEY OR HIDE A PORT
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7620       HUMID-VENT (E1399) ARTIFICIAL                   *
                                  NOSE
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7660       IPPB (E1399) UNIV SET UP                        *
                                  W/MANIFOLD NEBULIZER
----------------------------------------------------------------------------------------------------------------
K0105     A9900        7639       IV POLE (K0105) ATTACH F/ W/C                   *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7641       MECHANICAL SCALE (E1399)                        *
                                  PEDIATRIC/NEONATAL
----------------------------------------------------------------------------------------------------------------
A7008     A9900        7661       NEBULIZER (A7008) KIT PREFILL                   *
                                  W/STR H20 1L BAX
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7663       O2 CONNECTOR (E1399)                            *
                                  SIMS/IRRIGATION NOZZLE BAX
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7615       O2 HUMIDIFIER (E1399)                           *
                                  AQUA+NEONATAL EA HUD
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7623       O2 SWIVEL (E1399) ADAPTER                       *
                                  ANGLED STERILE
----------------------------------------------------------------------------------------------------------------
L8501     A9900        7624       SPEAKING VALVE (L8501) WHITE PAS                *
----------------------------------------------------------------------------------------------------------------
A4319     HH591        7629       STERILE WATER (A4319) F/IRRIG                   *
                                  1L BAX
----------------------------------------------------------------------------------------------------------------
A7001     HH591        7619       SUCTION BOTTLE (A7001) W/LID &                  *
                                  TUBING
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7616       SUCTION FILTER (E1399) BACTERIA                 *
----------------------------------------------------------------------------------------------------------------
A6265     HH591        7628       TAPE ALL TYPES (A6265)                          *
                                  EXCLUDING MICROFOAM, PER 18 SQ
                                  INCHES
----------------------------------------------------------------------------------------------------------------
A4481     A9900        7622       TRACH FILTER (A4481) BACTERIA                   *
                                  ELECTROSTATIC
----------------------------------------------------------------------------------------------------------------
A4623     A9900        7618       TRACH INNER (A4623) CANNULA                     *
----------------------------------------------------------------------------------------------------------------
A4621     A9900        7617       TRACH TUBE MASK (A4621) COLLAR                  *
                                  OR HOLDER
----------------------------------------------------------------------------------------------------------------
A7010     A9900        7662       TUBING (A7010) AEROSOL                          *
                                  CORRUGATED PER FOOT
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7631       VENT ADAPTER (E1399) MDI HUD                    *
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7630       VENT BATTERY CHARGER (A9900)                    *
                                  12V GEL
----------------------------------------------------------------------------------------------------------------

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399     A9900        7632       VENT CONNECTOR (E1399) PED OR                   *
                                  ADULT OMNIFLEX DISP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7633       VENT FILTER (E1399) HYGROBAC S                  *
                                  ELECTOSTATIC MAL
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7634       VENT THERMOMETER (E1399) W/                     *
                                  ADAPTER
----------------------------------------------------------------------------------------------------------------
K0108     A9900        7638       W/C BRAKE EXTENSION (K0108) TIP                 *
                                  BLK 10/PK
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7635       WALKER BASKET (E1399) VINYL                     *
                                  COATED
----------------------------------------------------------------------------------------------------------------
E0159     A9900        7640       WALKER BRAKE (E0159) ATTACHMENT                 *
----------------------------------------------------------------------------------------------------------------
E0148     A9900        7636       WALKER HVY DUTY (E0148) FOLDING                 *
                                  X-WIDE
----------------------------------------------------------------------------------------------------------------
E0149     A9900        7637       WALKER HVY DUTY (E0149) W/                      *
                                  WHEELS
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7645       CPAP (E1399) DC BATTERY ADAPTER                 *
                                  CABLE
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7646       CPAP (E1399) EXHALATION PORT                    *
                                  DISP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7647       CPAP (E1399) FUSE KIT                           *
                                  INTERNATIONAL A/C
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7648       CPAP (E1399) HUMIDIFIER CHAMBER                 *
                                  KIT DISP
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7649       CPAP (E1399) HUMIDIFIER CHAMBER                 *
                                  REUSABLE
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7650       CPAP (E1399) HUMIDIFIER                         *
                                  MOUNTING TRAY
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7651       CPAP (E1399) INVERTOR AC/DC                     *
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7652       CPAP (E1399) POWER CORD                         *
                                  F/ARIA-SYNC
----------------------------------------------------------------------------------------------------------------
E1399     A9900        7653       CPAP (E1399) SHELL W/O PRESSURE                 *
                                  TAP
----------------------------------------------------------------------------------------------------------------
A9900     DM590        7566       CPAP CALIBRATION SHELL (A9900)                  *
----------------------------------------------------------------------------------------------------------------
A9900     DM590        7565       CPAP SHORT TUBING (A9900)                       *
----------------------------------------------------------------------------------------------------------------
E0601     E0601        7690       VENT, CONTINUOUS POSITIVE                       *              *
                                  (E0500) AIRWAY PRESSURE DEVICE
----------------------------------------------------------------------------------------------------------------
E0452     E0452        7691       VENT, BILEVEL INTERMITTENT                      *              *
                                  (E0500) ASSIST DEVICE (BIPAP)
----------------------------------------------------------------------------------------------------------------
E0747     DM570        6875       STIMULATOR, OSTEOGENIC,                         *              *
                                  ULTRASOUND
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7695       GEL/SILICON GOLD SEAL                           *              *
                                  CPAP/BIPAP MASK (A9900)
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7701       VENT THERAPEUTIC ST BIPAP W/                    *              *
                                  BACKUP RATE (K0533)
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7703       O2 SYS HELIOS PORT LIQUID, RENT                 *              *
                                  (E1399)
----------------------------------------------------------------------------------------------------------------
HH591     HH591        7704       PUMP, EXT INFUSION, DANA                        *              *
                                  DIABECARE, INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
E0784     E0784        7731       PUMP, EXT INFUSION, ANIMAS,                     *              *
                                  INSULIN (E0784)
----------------------------------------------------------------------------------------------------------------
A9900     A9900        7737       CPAP DREAM SEAL INTERFACE FOR                   *              *
                                  USE WITH BREEZE MASK (A9900)
----------------------------------------------------------------------------------------------------------------
A7036     DM590        7738       CPAP CHIN STRAP DELUXE (K0186)                  *              *
----------------------------------------------------------------------------------------------------------------
E1340     E1340        7768       W/C REPAIRS - CUSTOM (E1340)                    *                            *
----------------------------------------------------------------------------------------------------------------

The following may be charged under extraordinary circumstances:

*     Confidential treatment requested

----------------------------------------------------------------------------------------------------------------
E1399     E1399        4551       LABOR/SERVICE/SHIPPING CHARGES                  *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2731       SHIPPING AND HANDLING FEES                      *
----------------------------------------------------------------------------------------------------------------

The following may be charged if over and above routine on rental equipment:

----------------------------------------------------------------------------------------------------------------
E1350     E1350        2382       REPAIR OR NON-ROUTINE (E1350)                   *
                                  SERVICE REQUIRING SKILL OF A
                                  TECH
----------------------------------------------------------------------------------------------------------------
E1340     E1340        2554       W/C REPAIRS - STANDARD (E1340)                  *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4552       MISCELLANEOUS SUPPLIES                          *                            *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        2589       REPAIR (E1399), RESPIRATORY                     *                            *
                                  EQUIPMENT
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4561       RESPIRATORY SUPPLIES (A4618)                    *                            *
----------------------------------------------------------------------------------------------------------------
E1399     E1399        4549       TENS/APNEA SUPPLIES                             *                            *
----------------------------------------------------------------------------------------------------------------

NOTES:
*
*

*
*
*
*

*     Confidential treatment requested